UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

VISTA GOLD CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY MANAGEMENT INFORMATION AND PROXY CIRCULAR DATED OCTOBER 19, 2026
SUBJECT TO COMPLETION
NOTICE OF SPECIAL MEETING
OF SHAREHOLDERS AND
MANAGEMENT INFORMATION AND PROXY CIRCULAR
OF
VISTA GOLD CORP.
with respect to a proposed
PLAN OF ARRANGEMENT
involving
VISTA GOLD CORP.
AND
ARTEMIS GOLD INC.
[                 ], 2026
Vote Today. The Board of Directors of Vista Gold recommends that Shareholders vote FOR the Arrangement Resolution

These materials are important and require your immediate attention. The shareholders of Vista Gold Corp. are required to make important decisions. If you have any doubt as to how to make such decisions, please contact your tax, financial, legal or other professional advisors. Shareholders that require further assistance may contact Vista Gold Corp.’s proxy solicitation agent and shareholder communications advisor, Georgeson Shareholder Communications Canada, Inc., by: (i) telephone, toll-free for shareholders in North America at (877) 467-5127, or for shareholders outside of North America at +1 (518) 328-3147; or (ii) e-mail to vistagold@georgeson.com. See the back page of this management information and proxy circular for other methods of contacting Vista Gold Corp.’s proxy solicitation agent and shareholder communications advisor.

i

LETTER TO SHAREHOLDERS
[     ], 2026
Dear Fellow Shareholders:
You are invited to attend a special meeting (the “Meeting”) of the holders (“Shareholders”) of common shares (“Vista Shares”) of Vista Gold Corp. (“Vista Gold”) to be held at the offices of Stikeman Elliott LLP, located at 666 Burrard Street, Suite 2700, Vancouver, British Columbia, V6C 2X8, Canada at [           ] (Vancouver time) on [           ], 2026. At the Meeting, you will be asked to consider a resolution to approve the proposed plan of arrangement (the “Arrangement”) under the Business Corporations Act (British Columbia) involving, among others, Vista Gold and Artemis Gold Inc. (“Artemis Gold”). You will also be asked to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Vista Gold’s named executive officers that is based on or otherwise related to the Arrangement.
Please complete the enclosed form of proxy and submit it to Broadridge Financial Solutions, Inc. by mail at 51 Mercedes Way, Edgewood, NY 11717, Attention: Processing, or vote by telephone at 1-800-690-6903 or online at www.proxyvote.com as soon as possible but no later than [           ] (Vancouver time) on [               ], 2026 or 48 hours (excluding weekends and holidays in the Province of British Columbia) prior to the time of any adjourned or postponed Meeting.
The Arrangement
On September 20, 2026, Vista Gold and Artemis Gold entered into an arrangement agreement (the “Arrangement Agreement”). Pursuant to the Arrangement Agreement and the accompanying plan of arrangement, Artemis Gold has agreed to acquire all of the issued and outstanding Vista Shares for 0.0966 of an Artemis Gold common share (each an “Artemis Share”) for each Vista Share pursuant to the Arrangement. Immediately following completion of the Arrangement, former Shareholders are anticipated to own approximately 5%1 of the pro forma combined company and existing shareholders of Artemis Gold (the “Artemis Shareholders”) are anticipated to own approximately 95% of the pro forma combined company.
The Arrangement is currently anticipated to be completed by the end of the first quarter of 2027, subject to obtaining the requisite approvals and satisfying other closing conditions. Registered Shareholders are concurrently being provided with a letter of transmittal explaining how to exchange their Vista Shares for Artemis Shares. Shareholders whose Vista Shares are registered in the name of a broker, dealer, bank, trust company or other nominee must contact their nominee to deposit their Vista Shares under the Arrangement.
Benefits to Shareholders
We believe that the proposed business combination with Artemis Gold delivers significant value today and compelling opportunities for future value creation for our Shareholders:
•
Immediate premium and compelling value:   The Arrangement provides Shareholders with immediate and attractive premiums of approximately 29% to the 20-day volume weighted average price of the Vista Shares for the period up to and including September 18, 2026, and 25% to the closing price of the Vista Shares on the NYSE American on September 18, 2026, the last trading day prior to the announcement of the Arrangement.

•
Continued exposure to the Mt Todd Gold Project and future value creation:   Through their equity interest in Artemis Gold, Shareholders will retain meaningful exposure to the future development and

1
Pro forma ownership excludes Artemis Gold’s 4.95% interest in Vista Gold which Artemis Gold intends to cancel upon completion.

value creation potential of the Mt Todd Gold Project. Artemis Gold has stated its intent to advance the Mt Todd Gold Project at a processing rate of up to 50,000 tonnes per day, aligned with previously granted permits. This production rate is more than three times the 15,000 tonnes per day initial production rate currently being advanced by Vista Gold on a stand-alone basis and is expected to result in substantially higher economic returns.
•
Exposure to near-term value accretion at Artemis Gold’s Blackwater Mine:   Shareholders will participate in the realization of near-term production growth from the completion of the Phase 1A and EP2 expansions at Artemis Gold’s Blackwater Mine in British Columbia. Based on Artemis Gold’s public disclosure, following the completion of EP2, the Blackwater Mine is expected to produce more than 500,000 ounces of gold per annum with lowest quartile all-in sustaining costs, cementing it as a world-class gold mine with further optimization, growth and exploration potential.

•
Access to Artemis Gold’s Dividend Program:   Following completion of the Arrangement, Shareholders will participate in Artemis Gold’s dividend program, projected by Artemis Gold to be C$0.08 per share quarterly in 2027.

•
Participation in the growth of a larger gold producer:   Following completion of the Arrangement and the Blackwater EP2 expansion, Shareholders will participate in the growth and financial strength of a diversified gold producer with a large-scale, low-cost producing asset in British Columbia and an advanced-stage development asset in Australia. The combination of an optimized Blackwater operation and a developed Mt Todd Gold Project offers Artemis Gold a pathway toward annual gold production of more than one million ounces.

•
A clear pathway and funding to advance the Mt Todd Gold Project:   Artemis Gold’s strong financial position and expected future operating cash flows, combined with its demonstrated project development and construction team and experience operating large-scale open pit mining operations, uniquely position it to develop and unlock the economic potential of the Mt Todd Gold Project, which is expected to mitigate financing, development and operating uncertainty.

•
Enhanced trading liquidity and access to capital:   Shareholders will benefit from improved trading liquidity and access to capital as shareholders of a larger, more diversified intermediate gold producer, thereby eliminating single asset developer risk.

We believe that the business combination with Artemis Gold delivers significant value today and offers an exciting future for our Shareholders. For additional information with respect to these and other reasons for the Arrangement, see the section in the accompanying management information and proxy circular of Vista Gold (the “Circular”) entitled “Part I — The Arrangement — Reasons for Recommendation of the Special Committee and the Board”.
Your vote is important.   Whether or not you plan to attend the Meeting in person, we encourage you to vote promptly.
Shareholders that have questions or require further assistance should contact Vista Gold’s proxy solicitation agent and shareholder communications advisor, Georgeson Shareholder Communications Canada, Inc., by: (i) telephone, toll-free for Shareholders in North America at (877) 467-5127, or for Shareholders outside of North America at +1 (518) 328-3147; or (ii) e-mail to vistagold@georgeson.com. See the back page of the accompanying Circular for other methods of contacting Vista Gold’s proxy solicitation agent and shareholder communications advisor.
Required Approval
The resolution approving the Arrangement (the “Arrangement Resolution”), the full text of which is set out in Appendix A to the accompanying Circular, must be approved by (i) at least 66 2∕3% of the votes cast by Shareholders present in person or represented by proxy and entitled to vote at the Meeting, and (ii) a simple majority of the votes cast by Shareholders present in person or represented by proxy and entitled to vote at the Meeting, excluding for such purpose the votes required to be excluded pursuant to Section 8.1(2) of Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions. In addition to requisite shareholder approval, completion of the Arrangement is subject to, among other things, the approval of the Supreme Court of British Columbia and all applicable regulatory approvals, including

v

Australia’s Foreign Investment Review Board (“FIRB”) approval and Northern Territory Ministerial Consent, the Toronto Stock Exchange (“TSX”) and TSX Venture Exchange approvals, and the satisfaction of certain other closing conditions customary for a transaction of this nature. If the Arrangement Resolution is not approved at the Meeting, the Arrangement will not be completed.
The resolution approving, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Vista Gold’s named executive officers that is based on or otherwise related to the Arrangement (the “Advisory Compensation Resolution”), the full text of which is set out in Appendix A-1 to the accompanying Circular, must be approved by a simple majority of the votes cast by Shareholders present in person or represented by proxy and entitled to vote at the Meeting. Approval of this Advisory Compensation Resolution is not a condition to completion of the Arrangement, and the vote with respect to this resolution is advisory only and will not be binding on Vista Gold. Accordingly, if the Arrangement Resolution is adopted and the Arrangement is completed, compensation related to the Arrangement will be payable to our named executive officers, subject only to the conditions applicable thereto, regardless of the outcome of the vote on the Advisory Compensation Resolution.
Board Recommendation
The board of directors of Vista Gold (the “Board”), after consulting with management of Vista Gold and legal and financial advisors in connection with the Board’s evaluation of the Arrangement, and acting on the unanimous recommendation of the special committee of the Board (the “Special Committee”), and taking into account the reasons described in the accompanying Circular, has unanimously determined that the Arrangement is fair to the Shareholders and is in the best interests of Vista Gold and unanimously recommends that the Shareholders vote in favour of the Arrangement Resolution. The Board also unanimously recommends that the Shareholders vote in favour of the Advisory Compensation Resolution. See the section in the accompanying Circular entitled “Part I — The Arrangement — Recommendation of the Special Committee and the Board”.
The accompanying Circular contains a detailed description of the Arrangement, as well as detailed information regarding Vista Gold and Artemis Gold and other information concerning Artemis Gold after giving effect to the Arrangement. It also includes certain risk factors relating to completion of the Arrangement and the potential consequences of a Shareholder exchanging his or her Vista Shares for Artemis Shares in connection with the Arrangement. Please give this material your careful consideration and, if you require assistance, consult your financial, tax or other professional advisors.
On behalf of the Board, I thank you for your support of Vista Gold as we have worked to create value for our Shareholders by pursuing the development of the Mt Todd Gold Project and as we now prepare to take part in this transformative transaction. We believe that this is a unique opportunity for Shareholders to realize significant value today and compelling opportunities for further value creation in the future as part of a diversified, low-cost and growth-oriented intermediate gold producer with enhanced financial flexibility. This transaction clearly reflects our commitment to creating long-term value and unlocking growth potential for our Shareholders.
We look forward to seeing you at the Meeting.
Yours truly,
Tracy A. Stevenson Board Chair Vista Gold Corp.

VISTA GOLD CORP.
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD [       ], 2026
NOTICE IS HEREBY GIVEN that, pursuant to an order of the Supreme Court of British Columbia dated [        ], 2026 (as the same may be amended, the “Interim Order”), a special meeting (the “Meeting”) of the holders (“Shareholders”) of common shares (“Vista Shares”) of Vista Gold Corp. (“Vista Gold”) will be held at the offices of Stikeman Elliott LLP, located at 666 Burrard Street, Suite 2700, Vancouver, British Columbia, V6C 2X8, Canada at [        ] (Vancouver time)] on [        ], 2026 for the following purposes:
(a)
to consider pursuant to the Interim Order and, if deemed advisable, to pass, with or without amendment, a special resolution (the “Arrangement Resolution”), the full text of which is set forth in Appendix A to the accompanying management information and proxy circular of Vista Gold dated [           ], 2026 (the “Circular”), to approve a plan of arrangement (the “Arrangement”) pursuant to Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “BCBCA”) involving, among others, Vista Gold and Artemis Gold Inc. (“Artemis Gold”);

(b)
to consider and, if deemed advisable, to pass, a non-binding advisory resolution (the “Advisory Compensation Resolution”), the full text of which is set forth in Appendix A-1 to the accompanying Circular, approving certain compensation that may be paid or become payable to the named executive officers of Vista Gold in connection with the Arrangement, as disclosed in the accompanying Circular; and

(c)
to transact such further and other business as may properly be brought before the Meeting or any adjourned or postponed Meeting.

Specific details of the matters to be put before the Meeting are set forth in the accompanying Circular.
If the Arrangement Resolution is not approved by the Shareholders at the Meeting, the Arrangement cannot be completed.
The record date (the “Record Date”) for the determination of Shareholders entitled to receive notice of and to vote at the Meeting is [       ], 2026. Only Shareholders whose names have been entered in the register of Shareholders at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting.
Each Vista Share entitled to be voted at the Meeting will entitle the holder thereof to one vote at the Meeting. The Arrangement Resolution must be approved by at least 66 2∕3% of the votes cast by Shareholders present in person or represented by proxy and entitled to vote at the Meeting and, as required under Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions (“MI 61-101”), by a simple majority of the votes cast by Shareholders present in person or represented by proxy and entitled to vote at the Meeting, excluding the votes attached to the 2,457,008 Vista Shares beneficially owned or controlled by Frederick H. Earnest, President and Chief Executive Officer and a director of Vista Gold, representing approximately 1.68% of the outstanding Vista Shares, which are required to be excluded pursuant to MI 61-101. The Advisory Compensation Resolution must be approved by a simple majority of the votes cast by Shareholders present in person or represented by proxy and entitled to vote at the Meeting.
A Shareholder may attend the Meeting in person or may be represented by proxy. Shareholders that are unable to attend the Meeting or any adjourned or postponed Meeting in person are requested to date, sign and return the accompanying form of proxy for use at the Meeting or any adjourned or postponed Meeting. To be effective, the form of proxy must be received by Broadridge, Attention: Processing, by mail: 51 Mercedes Way, Edgewood, NY, 11717, or vote by telephone at 1-800-690-6903 or online at www.proxyvote.com, no later than [      ] (Vancouver time) on [      ], 2026 or 48 hours (excluding weekends and holidays in the Province of British Columbia) prior to the time of any adjourned or postponed Meeting. Notwithstanding the foregoing, the Chair of the Meeting has the discretion to accept proxies received after such deadline. The time limit for the deposit of proxies may be waived or extended by the Chair of the Meeting at his or her discretion, without notice, subject to the terms of the Arrangement Agreement, which require the prior consent of Artemis Gold to any waiver of the proxy deadline. Registered Shareholders may use the internet (www.proxyvote.com) or the telephone (1-800-690-6903) to transmit voting instructions on or before the date and time noted above and may also use the internet to appoint a proxyholder to attend and vote on behalf of such registered Shareholder, at the Meeting. For information regarding voting or appointing a proxyholder by internet or voting by telephone, see the form of proxy and/or the section of the Circular entitled “Part III — General Proxy Matters — Vista Gold — Voting by Internet and Telephone” in the accompanying Circular.
Beneficial (non-registered) holders of Vista Shares who receive these materials through their broker, bank, trust company or other intermediary or nominee should follow the instructions provided by such broker, bank, trust company or other intermediary or nominee. Shareholders who have questions about the information in the Circular or need assistance with voting may contact Vista Gold’s proxy solicitation agent and shareholder communications advisor, Georgeson Advisory, by: (i) telephone, toll-free for Shareholders in North America at (877) 467-5127, or for Shareholders outside of North America at +1 (518) 328-3147; or (ii) e-mail to vistagold@georgeson.com.
Pursuant to the Interim Order, registered Shareholders as of the Record Date have a right to dissent in respect of the Arrangement Resolution and to be paid by Vista Gold (to the extent available with Vista Gold funds not directly or indirectly provided by Artemis Gold and its affiliates, and subject to applicable withholdings) the fair value of their dissenting shares in accordance with the provisions of Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order, the Final Order and any other order of the Court. This dissent right and the dissent procedures are described in the Circular. Failure to comply strictly with the dissent procedures described in the Circular may result in the loss of any dissent rights. See the section entitled “Part I — The Arrangement — Right to Dissent” and Appendix K, “Division 2 of Part 8 of the Business Corporations Act (British Columbia)” in the accompanying Circular.
The proxyholder has discretion under the accompanying form of proxy or voting instruction form with respect to any amendments or variations of the matter of business to be acted on at the Meeting or any other matters properly brought before the Meeting or any adjourned or postponed Meeting, in each instance, to the extent permitted by law, whether or not the amendment, variation or other matter that comes before the Meeting is routine and whether or not the amendment, variation or other matter that comes before the Meeting is contested. As of the date hereof, management of Vista Gold knows of no amendments, variations or other matters to come before the Meeting other than the matters set forth in this Notice of Special Meeting. Shareholders that are planning on returning the accompanying form of proxy or voting instruction form are encouraged to review the Circular carefully before submitting the form of proxy or voting instruction form.
Dated at the City of Vancouver, in the Province of British Columbia, this [      ] day of [     ], 2026.

BY ORDER OF THE BOARD OF DIRECTORS OF VISTA GOLD CORP. Tracy A. Stevenson Board Chair Vista Gold Corp.

QUESTIONS AND ANSWERS RELATING TO THE MEETING AND ARRANGEMENT
The enclosed management information and proxy circular (the “Circular”) is furnished in connection with the solicitation by or on behalf of management of Vista Gold Corp. (“Vista Gold”) of proxies to be used at the special meeting (the “Meeting”) of holders (the “Shareholders”) of common shares (“Vista Shares”), to be held at the offices of Stikeman Elliott LLP, located at 666 Burrard Street, Suite 2700, Vancouver, British Columbia, V6C 2X8, Canada at [         ] (Vancouver time) on [           ], 2026 for the purposes indicated in the Notice of Special Meeting of Shareholders. Capitalized terms used but not otherwise defined in this “Questions and Answers Relating to the Meeting and Arrangement” section have the meanings ascribed thereto under “Glossary of Terms” in the Circular.
It is expected that solicitation will be primarily by mail and electronic means, but proxies may also be solicited by newspaper publication, in person or by telephone, facsimile or oral communication by directors, officers, employees or agents of Vista Gold. Vista Gold has also retained Georgeson Shareholder Communications Canada, Inc. (“Georgeson Advisory”) as its proxy solicitation agent and shareholder communications advisor to assist it in connection with communication with Shareholders. Shareholders who have questions about the information in the Circular or need assistance with voting may contact Georgeson Advisory by telephone, toll-free for shareholders in North America at (877) 467-5127, or for shareholders outside of North America at +1 (518) 328-3147, or by e-mail to vistagold@georgeson.com.
Custodians and fiduciaries will be supplied with proxy materials to forward to Non-Registered Shareholders and normal handling charges will be paid for such forwarding services. The Record Date to determine the Shareholders entitled to receive notice of and to vote at the Meeting is [          ], 2026. Only Shareholders whose names have been entered in the register of Shareholders at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting.
Your vote is very important and you are encouraged to exercise your vote using any of the voting methods described below. Your completed form of proxy must be received by Broadridge by no later than [     ] (Vancouver time) on [      ], 2026 or 48 hours (excluding weekends and holidays in the Province of British Columbia) prior to the time of any adjourned or postponed Meeting. The time limit for the deposit of proxies may be waived or extended by the Chair of the Meeting at his or her discretion, without notice, subject to the terms of the Arrangement Agreement, which require the prior consent of Artemis Gold to any waiver of the proxy deadline.
The following are questions that you as a Shareholder may have regarding the proposed Arrangement under Division 5 of Part 9 of the BCBCA involving, among others, Vista Gold and Artemis Gold, to be considered at the Meeting. You are urged to carefully read the remainder of this Circular as the information in this section does not provide all of the information that might be important to you with respect to the Arrangement. Additional important information is also contained in the Appendices to this Circular, and the documents incorporated by reference into, this Circular.
Questions Relating to the Arrangement
Q.
What is the proposed transaction?

A.
On September 20, 2026, Vista Gold and Artemis Gold entered into the Arrangement Agreement, whereby Artemis Gold agreed to acquire all of the issued and outstanding Vista Shares pursuant to a court-approved arrangement under the BCBCA. Under the terms of the Arrangement, Shareholders will receive 0.0966 of an Artemis Share for each Vista Share. The Exchange Ratio is fixed and will not be adjusted for changes in the market price of the Artemis Shares or the Vista Shares before the Arrangement is completed. Accordingly, the market value of the Artemis Shares that Shareholders receive will depend on the trading price of the Artemis Shares at the time the Arrangement is completed, and may be higher or lower than the implied value of the Consideration referred to in this Circular, which is based on the closing price of the Artemis Shares on the TSXV on September 18, 2026.

Q.
Has the Board unanimously approved the Arrangement?

A.
Yes. The Board, after consulting with management of Vista Gold and legal and financial advisors in evaluating the Arrangement, after receiving the CIBC Opinion and the ATB Cormark Opinion, and acting on the unanimous recommendation of the Special Committee, and taking into account the reasons described in this Circular under the heading “Part I — The Arrangement — Reasons for Recommendation of the Special Committee and the Board”, has unanimously determined that the Arrangement is fair to the Shareholders and is in the best interests of Vista Gold and unanimously recommends that the Shareholders vote in favour of the Arrangement Resolution.

Q.
Does the Board recommend that I vote “FOR” the Arrangement Resolution?

A.
Yes. The Board unanimously recommends that the Shareholders vote “FOR” the Arrangement Resolution, the full text of which is set forth in Appendix A to this Circular, at the Meeting.

Q.
What percentage of the outstanding Artemis Shares will existing Artemis Shareholders and former Shareholders own, respectively, following completion of the Arrangement?

A.
Upon completion of the Arrangement, existing Artemis Shareholders and former Shareholders are expected to own approximately 95% and 5% of the issued and outstanding Artemis Shares, respectively, based on the number of securities of Artemis Gold and Vista Gold issued and outstanding as of October 19, 2026.

Q.
What is required for the Arrangement to become effective?

A.
The obligations of Vista Gold and Artemis Gold to consummate the Arrangement and the other transactions contemplated by the Arrangement Agreement are subject to the satisfaction or waiver of a number of conditions, including, among others, (i) approval of the Arrangement Resolution by the required vote of Shareholders at the Meeting in accordance with the Interim Order and applicable Law, (ii) each of the Interim Order and the Final Order having been obtained in form and substance satisfactory to each of Artemis Gold and Vista Gold, each acting reasonably, and not having been set aside or modified in a manner unacceptable to either Vista Gold or Artemis Gold, each acting reasonably, on appeal or otherwise, (iii) the Key Regulatory Approvals, being the FIRB Approval and the NT Ministerial Consent, and the approval of the TSX and the TSXV having been obtained, (iv) no Law having been enacted, issued, promulgated, enforced, made, entered, or applied and no Proceeding having otherwise been taken under any Laws or by any Governmental Authority (whether temporary, preliminary or permanent) that makes the Arrangement illegal or otherwise directly or indirectly cease trades, enjoins, restrains or otherwise prohibits completion of the Arrangement, and (v) the Arrangement Agreement not having been terminated in accordance with its terms. The obligation of each Party to complete the Arrangement is also subject to the satisfaction or waiver of certain additional conditions for its exclusive benefit, including the accuracy of the other Party’s representations and warranties, the performance by the other Party of its covenants and the absence of a Material Adverse Effect or an Artemis Material Adverse Effect, as applicable, and, in the case of Artemis Gold, that Dissent Rights have not been validly exercised by holders of more than 7.5% of the outstanding Vista Shares. See “Part I — The Arrangement — The Arrangement Agreement — Conditions to the Arrangement Becoming Effective”.

Q.
When do you expect the Arrangement to be completed?

A.
Vista Gold currently anticipates that the Arrangement will be completed by the end of the first quarter of 2027. However, completion of the Arrangement is subject to a number of conditions and it is possible that factors outside the control of Vista Gold and/or Artemis Gold could result in the Arrangement being completed at a later time, or not at all. Subject to certain limitations, each Party may terminate the Arrangement Agreement if the Arrangement is not consummated by April 15, 2027, or such later date as may be agreed to in writing by the Parties (the “Outside Date”). If the Effective Date has not occurred by the Outside Date as a result of the failure to obtain any of the Key Regulatory Approvals, either Party may elect, by notice in writing delivered prior to April 15, 2027, to extend the Outside Date from time to

x

time by a specified period of not less than 30 days (to a maximum of 60 days in aggregate) if it reasonably believes that the Key Regulatory Approvals are capable of being obtained prior to the Outside Date, as so extended.
Q.
What are the Canadian federal income tax consequences of the Arrangement to the Shareholders?

A.
For a summary of certain material Canadian federal income tax consequences of the Arrangement, Shareholders should review the discussion under “Part I — The Arrangement — Certain Canadian Federal Income Tax Considerations”. Such discussion is not intended to be legal or tax advice and Shareholders are urged to consult their tax advisors regarding the tax consequences of the Arrangement.

Q.
What are the United States federal income tax consequences of the Arrangement to U.S. Shareholders?

A.
The Arrangement is intended to qualify for U.S. federal income tax purposes as a “reorganization” within the meaning of Section 368(a) of the U.S. Tax Code. If the Arrangement qualifies as a reorganization, gain or loss generally would not be recognized by U.S. Holders for U.S. federal income tax purposes on their receipt of Artemis Shares in exchange for Vista Shares pursuant to the Arrangement. However, no party to the Arrangement has requested, or intends to request, a ruling from the IRS or an opinion of counsel with respect to whether the Arrangement will qualify as a reorganization.

The foregoing summary is qualified in its entirety by the more detailed summary set forth under the heading “Part I — The Arrangement — Certain United States Federal Income Tax Considerations to U.S. Holders”, and U.S. Holders are urged to consult their own tax advisors as to whether the Arrangement will qualify as a reorganization.
Q.
Are there any risks I should consider in connection with the Arrangement?

A.
Shareholders should consider a number of risk factors relating to the Arrangement and Vista Gold in evaluating whether to approve the Arrangement Resolution. In addition to the risk factors described under the heading “Risk Factors” in the Vista Annual Report, which is specifically incorporated by reference into this Circular, and the risk factors described under Appendix H, “Information Concerning Vista Gold,” appended to this Circular and the risk factors described under Appendix I, “Information Concerning Artemis Gold” appended to this Circular, the following is a list of certain additional and supplemental risk factors which Shareholders should carefully consider before making a decision regarding approving the Arrangement Resolution:

•
The Arrangement is subject to satisfaction or waiver of various conditions;

•
The Exchange Ratio is fixed and Shareholders will receive a fixed number of Artemis Shares regardless of changes in the market price of Artemis Shares or the Vista Shares;

•
The Arrangement Agreement may be terminated in certain circumstances;

•
While the Arrangement is pending, Vista Gold is restricted from pursuing alternatives to the Arrangement and taking certain other actions;

•
Vista Gold could be required to pay Artemis Gold a termination fee of $18,148,536 in specified circumstances;

•
Vista Gold will incur costs even if the Arrangement is not completed and Vista Gold or Artemis Gold may have to pay various expenses incurred in connection with the Arrangement;

•
If the Arrangement is not consummated by the Outside Date, either Vista Gold or Artemis Gold may elect not to proceed with the Arrangement;

•
Vista Gold and Artemis Gold may be the targets of legal claims, securities class actions, derivative lawsuits and other claims, and any such claims may delay or prevent the Arrangement from being completed;

•
Uncertainty surrounding the Arrangement could adversely affect Vista Gold’s or Artemis Gold’s retention of suppliers and personnel and could negatively impact future business and operations;

•
The pending Arrangement may divert the attention of Vista Gold’s and Artemis Gold’s management;

•
Payments in connection with the exercise of Dissent Rights may impair Vista Gold’s financial resources;

•
Vista Gold directors and officers may have interests in the Arrangement different from the interests of Shareholders following completion of the Arrangement;

•
Tax consequences of the Arrangement may differ from anticipated treatment, including that if the Arrangement does not qualify as a “reorganization” within the meaning of Section 368(a) of the U.S. Tax Code, some Shareholders may be required to pay U.S. federal income taxes;

•
Vista Gold has not verified the reliability of the information regarding Artemis Gold included in, or which may have been omitted from this Circular;

•
There are risks related to the integration of Vista Gold’s and Artemis Gold’s existing businesses;

•
The relative trading price of the Vista Shares and Artemis Shares prior to the Effective Time and the trading price of the Artemis Shares following the Effective Time may be volatile;

•
Following completion of the Arrangement, Artemis Gold may issue additional equity securities or incur additional obligations;

•
The Key Regulatory Approvals may not be obtained, or may be obtained subject to conditions;

•
Australian foreign resident capital gains withholding may reduce the number of Consideration Shares delivered to certain Shareholders;

•
Fluctuations in currency exchange rates may affect the value of the Consideration;

•
There is no assurance that Artemis Gold will achieve its objectives at the Blackwater Mine for its Phase 1A and EP2 expansions;

•
There is no assurance that the Mt Todd Gold Project will be developed, or as to the timing, scale or configuration of any development;

•
The Combined Company will be exposed to risks associated with operating in a new jurisdiction;

•
The Combined Company will assume the liabilities of Vista Gold, including environmental and rehabilitation obligations relating to the Mt Todd Gold Project; and

•
Failure by Artemis Gold and/or Vista Gold to comply with applicable Laws prior to the Arrangement could subject the Combined Company to penalties and other adverse consequences following completion of the Arrangement.

Q.
What will happen to Vista Gold if the Arrangement is completed?

A.
If the Arrangement is completed, Artemis Gold will acquire all of the Vista Shares and Vista Gold will become a wholly-owned subsidiary of Artemis Gold. Artemis Gold intends to have the Vista Shares delisted from the TSX and the NYSE American as promptly as possible following the Effective Date. In addition, subject to applicable Laws, Artemis Gold will apply to have Vista Gold cease to be a reporting issuer in all jurisdictions in which it is a reporting issuer and thus will terminate Vista Gold’s reporting obligations in Canada following completion of the Arrangement. Vista Gold also intends to take steps to terminate the registration of the Vista Shares under the U.S. Exchange Act and to suspend its reporting obligations under the U.S. Exchange Act following completion of the Arrangement.

Q.
Will my rights as a Shareholder change as a result of the Arrangement?

A.
Vista Gold and Artemis Gold are both governed by the BCBCA. Accordingly, following completion of the Arrangement, the rights of former Shareholders as Artemis Shareholders will continue to be governed by the BCBCA, and statutory rights such as the oppression remedy, the right to bring derivative actions, the right to requisition a meeting of shareholders and the right to submit shareholder proposals will not change. However, the rights of former Shareholders will be governed by Artemis Gold’s notice of articles and articles (the “Artemis Gold Articles”) rather than Vista Gold’s notice of articles and articles (the

“Vista Gold Articles”), and there are certain differences between them. See Appendix M to this Circular, “Comparison of Shareholder Rights under the Vista Gold Articles and Artemis Gold Articles”.
Q.
What will happen if the Arrangement Resolution is not approved or the Arrangement is not completed for any reason?

A.
If the Arrangement Resolution is not approved or the Arrangement is not completed for any reason, the Arrangement Agreement may be terminated, and Vista Gold will continue to operate independently. In certain circumstances, Vista Gold will be required to pay to Artemis Gold the Vista Termination Fee in connection with such termination. In addition, in certain circumstances, Vista Gold will be required to pay Artemis Gold an expense reimbursement fee of $3 million (if the Shareholder Approval is not obtained) or $5 million (if Artemis Gold terminates for an uncured breach by Vista Gold), or Artemis Gold will be required to pay Vista Gold an expense reimbursement fee of $5 million (if Vista Gold terminates for an uncured breach by Artemis Gold). If, for any reason, the Arrangement is not completed or its completion is materially delayed and/or the Arrangement Agreement is terminated, the market price of the Vista Shares may be materially adversely affected and Vista Gold’s business, financial condition or results of operations could also be subject to various material adverse consequences, including that Vista Gold would remain liable for costs relating to the Arrangement.

Q.
Why am I being asked to approve the Arrangement?

A.
Subject to any order of the Court, the BCBCA requires a corporation that wishes to undergo a court-approved arrangement to obtain, among other consents and approvals, the approval of its shareholders by special resolution passed by at least two-thirds of the votes cast by shareholders, present in person or represented by proxy and entitled to vote. If the requisite approval of the Shareholders for the Arrangement Resolution is not obtained, the Arrangement will not be completed.

Q.
What approvals are required by Shareholders to pass the Arrangement Resolution at the Meeting?

A.
In order to be effective, the Arrangement Resolution must be approved, with or without variation, by the affirmative vote of at least two-thirds of the votes cast on the Arrangement Resolution by Shareholders present in person or represented by proxy and entitled to vote at the Meeting. In addition, because Frederick H. Earnest, President and Chief Executive Officer and a director of Vista Gold, will receive a “collateral benefit” (as defined in MI 61-101) in connection with the Arrangement, the Arrangement is a “business combination” under MI 61-101 and the Arrangement Resolution must also be approved by a simple majority of the votes cast by Shareholders present in person or represented by proxy and entitled to vote at the Meeting, excluding the votes attached to the 2,457,008 Vista Shares beneficially owned or controlled by Frederick H. Earnest, President and Chief Executive Officer and a director of Vista Gold, representing approximately 1.68% of the outstanding Vista Shares, which are required to be excluded pursuant to MI 61-101. See “Part I — The Arrangement — Securities Law Matters — Canada” and “Part I — The Arrangement — Interests of Certain Persons or Companies in the Arrangement”.

Q.
Are Shareholders entitled to Dissent Rights?

A.
Yes. Under the Interim Order, Registered Shareholders as of the Record Date are entitled to dissent in respect of the Arrangement Resolution provided that they follow the procedures specified in Division 2 of Part 8 of the BCBCA, as modified by the Plan of Arrangement and the Interim Order. Non-Registered Shareholders who wish to dissent should be aware that only Registered Shareholders as of the Record Date are entitled to Dissent Rights. Accordingly, Non-Registered Shareholders desiring to exercise Dissent Rights must make arrangements for the Vista Shares beneficially owned by such Non-Registered Shareholders to be registered in the Non-Registered Shareholder’s name prior to the time the written objection to the Arrangement Resolution is required to be received by Vista Gold or, alternatively, make arrangements for the registered holder of such Vista Shares to dissent on the Non-Registered Shareholder’s behalf.

General Questions Relating to the Meeting
Q.
Am I entitled to vote?

A.
You are entitled to vote if you were a holder of Vista Shares as of the close of business on [           ], 2026, the Record Date. Shareholders will be entitled to one vote for each Vista Share held.

Q.
What am I voting on?

A.
At the Meeting, you will be voting on the Arrangement Resolution to approve a proposed plan of arrangement under the BCBCA involving, among others, Vista Gold and Artemis Gold pursuant to which Artemis Gold will, directly and indirectly, acquire all of the issued and outstanding Vista Shares in exchange for Artemis Shares. You will also be asked to vote on the Advisory Compensation Resolution, which is a non-binding advisory vote and is not a condition to, and will not affect, the approval or completion of the Arrangement. If the Arrangement Resolution is not approved by the Shareholders at the Meeting, the Arrangement cannot be completed.

Q.
Why am I being asked to approve the Advisory Compensation Resolution?

A.
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934, as amended (the “U.S. Exchange Act”), our Shareholders are entitled to vote to approve, on an advisory basis, the compensation of Vista Gold’s named executive officers that is based on or otherwise relates to the Arrangement as disclosed in this Circular. Approval by our Shareholders of the Advisory Compensation Resolution is not a condition to completion of the Arrangement. In addition, because the vote is advisory in nature, it will not be binding on us. Regardless of the outcome of this advisory vote, such compensation may be payable, subject only to the conditions applicable thereto, if the Arrangement is approved. The terms of the Arrangement-related compensation are described under “Part I — The Arrangement — Interests of Certain Persons or Companies in the Arrangement.”

Q.
Does the Board recommend that I vote “FOR” the Advisory Compensation Resolution?

A.
Yes. The Board unanimously recommends that the Shareholders vote “FOR” the Advisory Compensation Resolution, the full text of which is set forth in Appendix A-1 to this Circular, at the Meeting.

Q.
What approvals are required by Shareholders to pass the Advisory Compensation Resolution at the Meeting?

A.
In order to be effective, the Advisory Compensation Resolution must be approved by the affirmative vote of at least a simple majority of the votes cast by Shareholders present in person or represented by proxy and entitled to vote at the Meeting.

Q.
What if amendments are made to this matter or if other matters of business are brought before the Meeting?

A.
If you attend the Meeting in person and are eligible to vote, you may vote on such matter as you choose. If you have completed and returned a form of proxy, the persons named in the form of proxy will have discretionary authority with respect to amendments or variations to the matters identified in the Notice of Special Meeting of Shareholders and to other matters that may properly come before the Meeting. As of the date of the Circular, Vista Gold management knows of no such amendment, variation or other matter expected to come before the Meeting. If any other matters properly come before the Meeting, the persons named in the form of proxy will vote on them in accordance with their best judgment.

Q.
Who is soliciting my proxy?

A.
The management of Vista Gold is soliciting your proxy and has engaged Georgeson Advisory to act as the proxy solicitation agent and shareholder communications advisor with respect to the matters to be considered at the Meeting.

Solicitations of proxies will be primarily by mail and electronic means, but may also be by newspaper publication, in person or by telephone, facsimile or oral communication by directors, officers, employees or agents of Vista Gold who will be specifically remunerated therefor. Vista Gold will pay for the delivery of its proxy-related materials indirectly to all Non-Registered Shareholders. All costs of the solicitation for the Meeting will be borne by Vista Gold.
Q.
How can I vote?

A.
If you are eligible to vote and your Vista Shares are registered in your name, you can vote your Vista Shares: (i) in person at the Meeting; or (ii) by signing and returning your form of proxy in the prepaid envelope provided or by appointing a proxyholder using the internet at www.proxyvote.com; or (iii) by voting using the internet at www.proxyvote.com; or (iv) by calling 1-800-690-6903.

If your Vista Shares are not registered in your name but are held by a nominee, please see below.
Q.
How can a non-registered holder of Vista Shares vote?

A.
If your Vista Shares are not registered in your name, but are held in the name of an Intermediary (usually a bank, trust company, securities broker or other financial institution), your Intermediary is required to seek your instructions as to how to vote your Vista Shares. Your Intermediary will have provided you with a package of information, including these meeting materials and either a proxy or a voting instruction form. Carefully follow the instructions accompanying the form of proxy or voting instruction form. Vista Shares held by Intermediaries can only be voted (for or against resolutions) upon the instructions of the Non-Registered Shareholder. Without specific instructions, the Intermediary is prohibited from voting Vista Shares for their clients.

Non-Registered Shareholders may be contacted by Georgeson Advisory, Vista Gold’s proxy solicitation agent and shareholder communications advisor, to conveniently obtain a vote directly over the telephone. Broadridge then tabulates the results of all instructions received and provides the appropriate instructions with respect to the Vista Shares to be represented at the Meeting.
Q.
How can a non-registered holder of Vista Shares vote in person at the Meeting?

A.
Only Registered Shareholders of record as at the close of business on the Record Date or their proxyholders are entitled to vote at the Meeting. If you are a Non-Registered Shareholder and wish to vote in person at the Meeting, insert your name in the space provided on the form of proxy or voting instruction form sent to you by your Intermediary. In doing so you are instructing your Intermediary to appoint you as a proxyholder. Complete the form by following the return instructions provided by your Intermediary. You should report to a representative of Broadridge upon arrival at the Meeting.

Q.
Who votes my Vista Shares and how will they be voted if I return a form of proxy?

A.
By properly completing and returning a form of proxy, you are authorizing the persons named in the form of proxy to attend the Meeting and to vote your securities. You can use the enclosed form of proxy, or any other proper form of proxy permitted by Law, to appoint your proxyholder.

The Vista Shares represented by your proxy must be voted according to your instructions in the proxy. If you properly complete and return your proxy but do not specify how you wish the votes be cast, your proxyholder will vote your Vista Shares as they see fit. Unless you provide contrary instructions, Vista Shares represented by proxies received by management will be voted “FOR” the Arrangement Resolution and “FOR” the Advisory Compensation Resolution.
Q.
Can I appoint someone other than the individuals named in the enclosed form of proxy to vote my Vista Shares?

A.
Yes, you have the right to appoint the person of your choice, who does not need to be a Shareholder, to attend and act on your behalf at the Meeting. If you wish to appoint a person other than the names that appear, then strike out those printed names appearing on the form of proxy and insert the name of your chosen proxyholder in the space provided or submit another appropriate form of proxy permitted by Law, and in either case, send or deliver the completed proxy to the offices of Broadridge before the above-mentioned deadline. You can also appoint the person of your choice via the internet by following the instructions at www.proxyvote.com.
It is important to ensure that any other person you appoint is attending the Meeting and is aware that his or her appointment to vote your Vista Shares has been made. Proxyholders should, on arrival at the Meeting, present themselves to a representative of Computershare.
Q.
What if my Vista Shares are registered in more than one name or in the name of a corporation?

A.
If your Vista Shares are registered in more than one name, all registered persons must sign the form of proxy. If your Vista Shares are registered in a corporation’s name or any name other than your own, you must provide documents proving your authorization to sign the form of proxy for that company or name. For any questions about the proper supporting documents, contact Broadridge before submitting your form of proxy.

Q.
Can I revoke a proxy or voting instruction?

A.
Yes. If you are a Registered Shareholder and have returned a form of proxy, you may revoke it by:

•
completing and signing a proxy bearing a later date, and delivering it to Broadridge any time up to 48 hours (excluding weekends and holidays in the Province of British Columbia) prior to the time of the Meeting, or 48 hours (excluding weekends and holidays in the Province of British Columbia) preceding the time to which the Meeting was adjourned or postponed; or

•
delivering a written statement, signed by you or your authorized attorney: (i) to Broadridge any time up to 48 hours (excluding weekends and holidays in the Province of British Columbia) prior to the time of the Meeting, or 48 hours (excluding weekends and holidays in the Province of British Columbia) preceding the time to which the Meeting was adjourned or postponed; (ii) to the Chair of the Meeting prior to the start of such Meeting; or (iii) in any other manner permitted by Law.

If you are a Non-Registered Shareholder, contact your Intermediary for instructions on revoking your voting instructions.
Q.
How do I receive DRS Advice(s) or certificate(s) representing Artemis Shares in exchange for my Vista Share certificates?

A.
Registered Shareholders are concurrently being provided with a Letter of Transmittal that must be completed and sent with the certificate(s) representing your Vista Shares to Computershare Investor Services Inc., the depositary for the Arrangement, at the office set forth in such Letter of Transmittal. You will receive DRS Advice(s) or certificate(s) representing Artemis Shares for any Vista Shares that are deposited under the Arrangement as soon as practicable following completion of the Arrangement, provided that you have sent all of the necessary documentation to the Depositary prior to the Effective Date. If you are a Non-Registered Shareholder, contact your Intermediary for further instructions.

Q.
What do I need to do now?

A.
Carefully read and consider the information contained in, and incorporated by reference into, the Circular. You are required to make important decisions. If you have any questions about deciding how to vote, you should contact your own legal, tax, financial or other professional advisor. Your vote is important and you are encouraged to vote well in advance of the proxy cut-off time at [       ], (Vancouver time) on           [           ], 2026 to ensure your Vista Shares are voted at the Meeting.

Q.
What if I have other questions?

A.
Shareholders that have questions regarding the Meeting, this Circular or the matters described herein or require further assistance are encouraged to contact Vista Gold’s proxy solicitation agent and shareholder communications advisor, Georgeson Advisory, by: (i) telephone, toll-free for shareholders in North America at (877) 467-5127, or for shareholders outside of North America at +1 (518) 328-3147; or (ii) e-mail to vistagold@georgeson.com.

MANAGEMENT INFORMATION AND PROXY CIRCULAR
Introduction
This Circular is furnished in connection with the solicitation of proxies by and on behalf of the management of Vista Gold for use at the Meeting and any adjourned or postponed Meeting. No person has been authorized to give any information or make any representation in connection with the Arrangement other than those contained in this Circular and, if given or made, any such information or representation must not be relied upon as having been authorized by Vista Gold.
Shareholders should not construe the contents of this Circular as legal, tax or financial advice and should consult with their own legal, tax, financial and other professional advisors.
The information concerning Artemis Gold contained in this Circular has been provided by Artemis Gold. Although Vista Gold has no knowledge that would indicate that any of such information is untrue or incomplete, Vista Gold does not assume any responsibility for the accuracy or completeness of such information or the failure by Artemis Gold to disclose events which may have occurred or may affect the completeness or accuracy of such information but which are unknown to Vista Gold. Artemis Gold is a foreign private issuer under U.S. Securities Laws.
All summaries of, and references to, the Arrangement in this Circular are qualified in their entirety by reference to the complete texts of the Plan of Arrangement and the Arrangement Agreement, copies of which are attached as Appendix D and Appendix E, respectively, to this Circular. You are urged to read carefully the full text of the Plan of Arrangement and the Arrangement Agreement.
All capitalized terms used in this Circular but not otherwise defined herein have the meanings set forth under “Glossary of Terms”. Information contained in this Circular is given as of [          ], 2026 unless otherwise specifically stated.
Cautionary Notice Regarding Forward-Looking Statements and Information
This Circular, including documents incorporated by reference herein, contains forward-looking statements and information. The use of any of the words “expect”, “anticipate”, “continue”, “estimate”, “objective”, “ongoing”, “may”, “will”, “project”, “should”, “believe”, “plans”, “intends”, “potential” and similar expressions are intended to identify forward-looking statements or information. More particularly and without limitation, this Circular contains forward-looking statements and information concerning: whether the Arrangement will be consummated, including the timing for completing the Arrangement, or whether conditions to the consummation of the Arrangement will be satisfied; the principal steps of the Arrangement; the expected completion date of the Arrangement and satisfaction of the conditions thereto, including obtaining approval of the Shareholders, the anticipated timing of filing submissions for, and receipt of, the Key Regulatory Approvals, receipt of the necessary stock exchange approvals for listing of the Consideration Shares to be issued pursuant to the Arrangement and receipt of the Final Order; the expectations regarding the process and timing of delivery of the Consideration Shares to the Shareholders following the Effective Time; the expected potential benefits and synergies of the Arrangement and the ability of the Combined Company to realize the anticipated benefits from the Arrangement, including cost savings, improved operating and capital efficiencies, and to successfully achieve business objectives, including integrating the companies or the effects of unexpected costs, liabilities or delays; expectations regarding additions to mineral reserves and future production; expectations regarding financial strength, free cash flow generation, trading liquidity, and capital markets profile; expectations regarding future exploration and development, growth potential for Artemis Gold’s and Vista Gold’s operations; the availability of the exemption under Section 3(a)(10) of the U.S. Securities Act to the securities issuable pursuant to the

Arrangement; the anticipated expenses of the Arrangement; the anticipated tax consequences of the Arrangement on Shareholders; the delisting of the Vista Shares from the TSX and the NYSE American following completion of the Arrangement; the expectation that subject to applicable Laws, Vista Gold will cease to be a public company following completion of the Arrangement; the expectation that Vista Gold will cease to be a reporting issuer following completion of the Arrangement; the performance characteristics of Vista Gold’s business; certain combined operational and financial information of Vista Gold and Artemis Gold; the successful integration of the operations of Vista Gold and Artemis Gold following completion of the Arrangement; future project development; the ability of the Combined Company to realize the anticipated benefits from the Arrangement, including growth prospects, cost savings, improved operating and capital efficiencies and integration opportunities; change of control matters in respect of officers of Vista Gold; and other statements that are not historical facts.
The forward-looking statements and information included in this Circular and in the documents of Vista Gold incorporated by reference herein are based on certain key expectations and assumptions made by Vista Gold and Artemis Gold, including expectations and assumptions concerning: commodity prices and interest and foreign exchange rates; planned synergies, capital efficiencies and cost-savings; prevailing regulatory, tax and environmental laws and regulations; growth projects and future production rates; the sufficiency of budgeted capital expenditures in carrying out planned activities; the availability and cost of labour and services; and the receipt, in a timely manner, of regulatory, Court and shareholder approvals and the satisfaction of other closing conditions in accordance with the Arrangement Agreement; the Combined Company’s anticipated financial performance following the Arrangement; the success of Vista Gold’s and Artemis Gold’s operations; future operating costs of Vista Gold’s and Artemis Gold’s assets; stock market volatility and market valuations; and that there will be no significant events occurring outside of the normal course of business of Vista Gold and Artemis Gold. Although Vista Gold and Artemis Gold believe that the expectations and assumptions on which such forward-looking statements and information are based are reasonable, undue reliance should not be placed on the forward-looking statements and information because Vista Gold and Artemis Gold can give no assurance that they will prove to be correct.
Since forward-looking statements and information address future events and conditions, by their very nature they involve inherent risks and uncertainties. Actual results could differ materially from those currently anticipated due to a number of factors and risks. These include, but are not limited to, the ability to consummate the Arrangement; the ability to obtain requisite Court, regulatory and shareholder approvals and the satisfaction of other conditions to the consummation of the Arrangement on the proposed terms and schedule; the ability of Artemis Gold and Vista Gold to successfully integrate their respective operations and employees and realize synergies and cost savings at the times, and to the extent, anticipated; the potential impact of the Arrangement on exploration activities; the potential impact of the announcement or consummation of the Arrangement on relationships, including with regulatory bodies, employees, suppliers, customers and competitors; the re-rating potential following the consummation of the Arrangement; changes in general economic, business and political conditions, including changes in the financial markets; changes in applicable Laws; compliance with extensive government regulation; and the diversion of management time on the Arrangement. This forward-looking information may be affected by risks and uncertainties in the business of Artemis Gold and Vista Gold and market conditions. This Circular also contains forward-looking statements and information concerning the anticipated timing for and completion of the Arrangement. Vista Gold and Artemis Gold have provided these anticipated times in reliance on certain assumptions that it believes are reasonable at this time, including assumptions as to the timing of receipt of the necessary regulatory, Court and shareholder approvals and the time necessary to satisfy the conditions to the closing of the Arrangement. These dates may change for a number of reasons, including the inability to secure necessary regulatory, Court or shareholder approvals in the time assumed or the need for additional time to satisfy the conditions to the completion of the Arrangement. None of the foregoing lists of important factors are exhaustive. As a result of the foregoing, readers should not place undue reliance on the forward-looking statements and information contained in this Circular.
The information contained in this Circular, including the Appendices hereto and the documents of Vista Gold incorporated by reference herein, identifies additional factors that could affect the operating results and performance of Vista Gold and Artemis Gold following the Arrangement. Readers are urged to carefully consider those factors.

Readers are cautioned that the foregoing lists are not exhaustive. Readers should carefully review and consider the risk factors described under “Part I — The Arrangement — Risk Factors Related to the Arrangement”, “Part I — The Arrangement — Risk Factors Related to the Operations of the Combined Company”, Appendix H, “Information Concerning Vista Gold — Risk Factors”, “Part I — The Arrangement — Certain Canadian Federal Income Tax Considerations”, and “Part I — The Arrangement — Certain United States Federal Income Tax Considerations to U.S. Holders” and other risks described elsewhere in this Circular. Additional information on these and other factors that could affect the operations or financial results of Vista Gold or Artemis Gold following the Arrangement are included in reports on file with applicable Canadian Securities Regulators and may be accessed through the SEDAR+ website (www.sedarplus.ca) or, in the case of Vista Gold, the SEC’s website (www.sec.gov) or at Vista Gold’s website (www.vistagold.com), and in the case of Artemis Gold, at Artemis Gold’s website (www.artemisgoldinc.com). Vista Gold’s website, and Artemis Gold’s website, although referenced, do not form part of this Circular or part of any other report or document either party files with or furnishes to the Canadian Securities Regulators or the SEC, as applicable.
The forward-looking statements and information contained in this Circular are made as of the date hereof and neither Vista Gold nor Artemis Gold undertakes any obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, except as required by applicable securities Laws. The forward-looking information and statements contained herein are expressly qualified in their entirety by this cautionary statement.
Information for United States Shareholders
The Consideration Shares to be issued pursuant to the Arrangement to Shareholders in exchange for their Vista Shares, and the Replacement RSUs to be issued pursuant to the Arrangement to holders of unvested Vista RSUs in exchange for such Vista RSUs, have not been and will not be registered under the U.S. Securities Act or any other U.S. Securities Laws, and are being issued in reliance on the exemption from registration under the U.S. Securities Act provided by Section 3(a)(10) thereof. Section 3(a)(10) of the U.S. Securities Act exempts the issuance of any securities issued in exchange for one or more bona fide outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by a court of competent jurisdiction, that is expressly authorized by Law to grant such approval, after a hearing upon the substantive and procedural fairness of the terms and conditions of such issuance and exchange at which all persons to whom it is proposed to issue the securities have the right to appear and receive timely notice thereof.
The Consideration Shares issuable to Shareholders pursuant to the Arrangement will be, upon completion of the Arrangement, freely tradeable under the U.S. Securities Act, except by persons who are “affiliates” (within the meaning of Rule 144) of Artemis Gold or were affiliates of Artemis Gold within 90 days of the Effective Date. Persons who may be deemed to be “affiliates” of an issuer include individuals or entities that directly or indirectly control, are controlled by, or are under common control with, the issuer, whether through the ownership of voting securities, by contract or otherwise, and generally include executive officers and directors of the issuer as well as certain major shareholders of the issuer. Any resale of such Consideration Shares by such an affiliate (or former affiliate) may be subject to the registration requirements of the U.S. Securities Act, absent an exemption or exclusion therefrom. See “Part I — The Arrangement — Securities Law Matters — United States”.
The solicitation of proxies for the Meeting is subject to the requirements of Section 14(a) of the U.S. Exchange Act and Regulation 14A thereunder. Accordingly, this Circular has been prepared in accordance with the proxy rules under the U.S. Exchange Act applicable to Vista Gold, as well as the disclosure requirements of applicable Canadian corporate and securities laws.
Information concerning the operations and business of Vista Gold contained herein has been prepared in accordance with the requirements of U.S. Securities Laws. Information concerning the operations and business of Artemis Gold contained herein has been prepared in accordance with the requirements of Canadian Securities Laws, which differ from the requirements of U.S. Securities Laws. The financial statements of Vista Gold included or incorporated by reference in this Circular were prepared in accordance with generally accepted accounting principles in the United States. The financial statements of Artemis Gold appended to this Circular were prepared in accordance with IFRS, which differ from generally accepted accounting principles in the United States in certain material respects, and thus may not be comparable to financial statements and information of United States companies prepared in accordance with generally accepted accounting principles in the United States. The financial statements of Vista Gold for the years ended December 31, 2025 and 2024 were audited in accordance with the standards of the Public Company Accounting Oversight Board (United States). Vista Gold’s auditor is required to be independent with respect to Vista Gold in accordance with U.S. Securities Laws and the applicable rules and regulations of the SEC and the Public Company Accounting Oversight Board (United States). The financial statements of Artemis Gold as of December 31, 2025 and for the year then ended were audited in accordance with Canadian generally accepted auditing standards. Artemis Gold’s auditor is required to be independent with respect to Artemis Gold within the meaning of the Rules of Professional Conduct of the Chartered Professional Accountants of British Columbia.
Shareholders subject to United States federal taxation should be aware that the tax consequences to them of the Arrangement under certain United States federal income tax laws described in this Circular are a summary only. They are advised to consult their tax advisors to determine the particular tax consequences to them of participating in the Arrangement and the ownership and disposition of Consideration Shares acquired pursuant to the Arrangement. See “Part I — The Arrangement — Certain United States Federal Income Tax Considerations to U.S. Holders” for certain information concerning the tax consequences of the Arrangement for U.S. Holders who are United States taxpayers.
The enforcement by investors of civil liabilities under the U.S. Securities Laws may be affected adversely by the fact that Vista Gold and Artemis Gold are organized or incorporated under the Laws of Canada, that certain of the officers and directors of Vista Gold and most or all of the officers and directors of Artemis Gold are residents of countries other than the United States, that most or all of the experts named in this Circular are residents of countries other than the United States, and that substantial portions of the assets of Vista Gold and Artemis Gold are located outside the United States. As a result, it may be difficult or impossible for Shareholders to effect service of process within the United States upon Vista Gold, Artemis Gold and their respective officers or directors, or to realize against them upon judgments of courts of the United States predicated upon civil liabilities under the federal securities Laws of the United States or “blue sky” Laws of any state within the United States. In addition, Shareholders should not assume that the courts of Canada (i) would enforce judgments of United States courts obtained in actions against such persons predicated upon civil liabilities under the federal securities Laws of the United States or “blue sky” Laws of any state within the United States or (ii) would enforce, in original actions, liabilities against such persons predicated upon civil liabilities under the federal securities Laws of the United States or “blue sky” Laws of any state within the United States.
No Intermediary, salesperson or other person has been authorized to give any information or make any representation other than those contained in this Circular and, if given or made, such information or representation must not be relied upon as having been authorized by Vista Gold.
THE ARRANGEMENT AND THE SECURITIES CONTEMPLATED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR THE SECURITIES REGULATORY AUTHORITY OF ANY STATE OF THE UNITED STATES, NOR HAS THE SEC OR ANY SUCH STATE SECURITIES REGULATORY AUTHORITY PASSED ON THE FAIRNESS OR MERITS OF THE ARRANGEMENT OR THE ADEQUACY OR ACCURACY OF THIS CIRCULAR. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENCE.
Cautionary Note to U.S. Shareholders Concerning Mineral Reserve and Mineral Resource Estimates
Technical disclosure regarding Vista Gold’s mineral reserves and mineral resources incorporated by reference in this Circular and Artemis Gold’s mineral reserves and mineral resources referenced in Appendix I to this Circular (collectively, the “Technical Disclosure”) has been prepared in accordance with the requirements of Canadian Securities Laws, including NI 43-101. Vista Gold is also subject to the reporting requirements of the U.S. Exchange Act and is required to disclose estimates of mineral resources and mineral reserves in its filings with the SEC in accordance with subpart 1300 of Regulation S-K (“S-K 1300”). For U.S. purposes, Vista Gold’s mineral property disclosures are reported in accordance with S-K 1300 under the Exchange Act, while Canadian disclosures are reported in accordance with NI 43-101. Artemis Gold is not subject to the reporting requirements of the U.S. Exchange Act, and technical disclosure regarding Artemis

Gold’s mineral reserves and mineral resources included in or appended to this Circular, including references to or excerpts from the Blackwater Report, has been prepared in accordance with the requirements of Canadian Securities Laws, which differ from the requirements of S-K 1300.
NI 43-101 is a rule developed by the Canadian Securities Administrators that establishes standards for all public disclosure a Canadian issuer makes of scientific and technical information concerning mineral projects. Unless otherwise indicated, all mineral reserve and mineral resource estimates contained in the Technical Disclosure have been prepared in accordance with NI 43-101 and the Canadian Institute of Mining, Metallurgy and Petroleum Definition Standards for Mineral Resources and Mineral Reserves (the “CIM Definition Standards”). Accordingly, the Technical Disclosure may not be comparable to similar information disclosed by companies that report in accordance with S-K 1300.
The SEC has adopted definitions of “measured mineral resource”, “indicated mineral resource”, “inferred mineral resource”, “proven mineral reserve” and “probable mineral reserve” under S-K 1300 that are substantially similar to the corresponding definitions under the CIM Definition Standards, as required by NI 43-101. However, there are differences between the definitions and standards under S-K 1300 and those under the CIM Definition Standards. As currently reported, there are no material differences in Vista Gold’s disclosed proven and probable mineral reserves and measured, indicated, and inferred mineral resource under each of S-K 1300 and NI 43-101. However, there is no assurance that any mineral reserves or mineral resources that Artemis Gold may report under NI 43-101 would be the same had Artemis Gold prepared such estimates under S-K 1300.
The estimation of measured mineral resources and indicated mineral resources involves greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable mineral reserves. Therefore, investors are cautioned not to assume that all or any part of measured or indicated mineral resources will ever be converted into S-K 1300-compliant or NI 43-101-compliant mineral reserves. Estimations of inferred mineral resources involve far greater uncertainty as to their existence and economic viability than the estimations of other categories of mineral resources; therefore, it cannot be assumed that all or any part of inferred mineral resources will ever be upgraded to a higher category. Investors are cautioned not to assume that all or any part of inferred mineral resources exist, or that they can be mined legally or economically.
Currency Exchange Rates
Vista Gold publishes its consolidated financial statements in United States dollars and Artemis Gold publishes its consolidated financial statements in Canadian dollars. In this Circular, unless otherwise specified or the context otherwise requires, all dollar amounts are expressed in United States dollars and references to “dollars” or “$” are to United States dollars and references to “C$” are to Canadian dollars.
The following table sets forth (i) the rates of exchange for the U.S. dollar, expressed in Canadian dollars, in effect at the end of each of the periods indicated, (ii) the average exchange rates during such periods, and (iii) the high and low exchange rates during each period, in each case based on the Bank of Canada daily average exchange rate for U.S. dollars published on the Bank of Canada’s website (the “Bank of Canada U.S. Exchange Rate”).
	Six Months Ended June 30				Year Ended December 31
	2026		2025		2025		2024
Rate at end of period	C$	1.4210	C$	1.3643	C$	1.3706	C$	1.4389
Average rate for period	C$	1.3781	C$	1.4094	C$	1.3978	C$	1.3698
Low for period	C$	1.3515	C$	1.3558	C$	1.3558	C$	1.3316
High for period	C$	1.4234	C$	1.4603	C$	1.4603	C$	1.4416
On [         ], 2026, the Bank of Canada U.S. Exchange Rate was $1.00 equals C$[        ].

GLOSSARY OF TERMS
The following is a glossary of certain terms used in this Circular, including in the section entitled “Summary Information”.
“20-day VWAP” has the meaning set forth in this Circular under “Part I — The Arrangement — Background to the Arrangement”;
“Acceptable Confidentiality Agreement” means a confidentiality agreement between Vista Gold and a third party other than Artemis Gold: (a) that is entered into in accordance with the Arrangement Agreement; (b) that contains confidentiality restrictions that are no less favourable to Vista Gold than those set out in the Vista Confidentiality Agreement; (c) that does not permit the third party to acquire any securities of Vista Gold or any of its Subsidiaries; and (d) that contains customary standstill provisions that only permits the third party to, either alone or jointly with others, to make an Acquisition Proposal to the Board that is not publicly announced;
“Acquisition Proposal” means any offer, proposal or inquiry (written or oral) from any person or group of persons after the date of the Arrangement Agreement relating to: (i) any direct or indirect acquisition, take-over bid, exchange offer, treasury issuance of securities, sale of securities or other transaction by any person or group of persons of voting, equity or other securities of Vista Gold or any of its Subsidiaries (or securities convertible into or exchangeable or exercisable for voting, equity or other securities) that, if consummated, would result in such person or group of persons owning 20% or more of the voting, equity or other securities of Vista Gold or any of its Subsidiaries (assuming, if applicable, the conversion, exchange or exercise of such securities convertible into or exchangeable or exercisable for voting, equity or other securities); (ii) any plan of arrangement, amalgamation, merger, share exchange, consolidation, reorganization, recapitalization, winding up, liquidation, dissolution or other business combination in respect of Vista Gold or any of its Subsidiaries whose assets individually or in the aggregate, constitute 20% or more of the consolidated assets of Vista Gold and its Subsidiaries; (iii) any direct or indirect acquisition or purchase, whether in a single transaction or a series of related transactions, by any person or group of persons of any assets of Vista Gold or any of its Subsidiaries that individually or in the aggregate constitute 20% or more of the consolidated book value of the assets of Vista Gold and its Subsidiaries based on the consolidated financial statements of Vista Gold most recently filed prior to such time as part of the Vista Public Disclosure Record; or (iv) any other similar transaction, series of transactions or arrangement having a similar economic effect, involving Vista Gold or any of its Subsidiaries;
“Advisory Compensation Resolution” means the ordinary resolution to be considered and, if thought fit, passed by the Shareholders at the Meeting to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Vista Gold’s named executive officers that is based on or otherwise related to the Arrangement, to be in substantially the form set forth in Appendix A-1 to this Circular;
“affiliate” and “associate” have the meanings respectively ascribed thereto under the Securities Act;
“Announcement Date” means September 21, 2026, being the date that Artemis Gold and Vista Gold jointly announced the entering into of the Arrangement Agreement;
“Arrangement” means an arrangement pursuant to the provisions of Division 5 of Part 9 of the BCBCA, on the terms and conditions set forth in the Plan of Arrangement, subject to any amendments or variations made thereto in accordance with the terms of the Arrangement Agreement or made at the direction of the Court in the Interim Order or the Final Order with the prior written consent of Vista Gold and Artemis Gold, each acting reasonably;
“Arrangement Agreement” means the arrangement agreement dated as of September 20, 2026 between Vista Gold and Artemis Gold, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, a copy of which is attached as Appendix E to this Circular;
“Arrangement Resolution” means the special resolution to be considered and, if thought fit, passed by the Shareholders at the Meeting to approve the Arrangement, to be in substantially the form set forth in Appendix A to this Circular, as required by the Interim Order and the BCBCA;

“Artemis Gold” means Artemis Gold Inc., a corporation existing under the Laws of the Province of British Columbia;
“Artemis Gold Articles” means the notice of articles and articles of Artemis Gold, as amended from time to time;
“Artemis Annual Financial Statements” means the audited consolidated financial statements of Artemis Gold as at, and for the years ended, December 31, 2025 and December 31, 2024, including the report of auditor thereon and the notes thereto, attached as Schedule I to Appendix I to this Circular;
“Artemis Annual MD&A” means the management’s discussion and analysis of financial condition and results of operations of Artemis Gold for the year ended December 31, 2025, attached as Schedule I to Appendix I to this Circular;
“Artemis Interim Financial Statements” means the unaudited consolidated financial statements of Artemis Gold as at, and for the three and six months ended June 30, 2026 and 2025, including the notes thereto, attached as Schedule I to Appendix I to this Circular;
“Artemis Interim MD&A” means the management’s discussion and analysis of financial condition and results of operations of Artemis Gold for the three and six months ended June 30, 2026, attached as Schedule I to Appendix I to this Circular;
“Artemis LOI” has the meaning set forth in this Circular under “Part I — The Arrangement — Background to the Arrangement”;
“Artemis Material Adverse Effect” means any fact, state of facts, change, effect, event, circumstance, occurrence or development that individually or in the aggregate with other such facts, state of facts, changes, effects, events, circumstances, occurrences or developments, is or would reasonably be expected to be material and adverse to the business, operations, results of operations, capitalization, assets, properties, liabilities (including any contingent liabilities), or condition (financial or otherwise) of Artemis Gold and its Subsidiaries, on a consolidated basis, except any such fact, state of facts, change, effect, event, circumstance, occurrence or development resulting from:
(a)
any change, development or condition in or relating to political, economic or financial or capital market conditions, whether globally or in Canada;

(b)
any change or proposed change in Law or IFRS or the interpretation, application or non-application of any Law;

(c)
any change affecting the mining industry as a whole;

(d)
any epidemic, pandemic, disease outbreak, other health crisis or public health event including any worsening or re-occurrence thereof;

(e)
any natural disaster, armed hostilities, war or act of terrorism;

(f)
any change in currency exchange, interest or inflation rates;

(g)
any change in the market price of gold;

(h)
the failure in and of itself, of Artemis Gold to meet any internal or published projections, forecasts, guidance or estimates (it being understood that the causes underlying such failure may be taken into account in determining whether an Artemis Material Adverse Effect has occurred to the extent not otherwise excluded from the definition of Artemis Material Adverse Effect);

(i)
any action taken (or omitted to be taken) (i) at the written request, or with the prior written consent, of Vista Gold or (ii) as required by Law;

(j)
a change in the market price or trading volume of the Artemis Shares (it being understood that any cause underlying such change in market price or trading volume may be taken into account in determining whether an Artemis Material Adverse Effect has occurred); or

(k)
the public announcement of the execution of the Arrangement Agreement or the transactions contemplated thereby or the performance of any obligation thereunder; including any loss or threatened loss of, or adverse change or threatened adverse change in, the relationship of Artemis Gold or any of its Subsidiaries with any of its current or prospective employees, lenders, shareholders, suppliers or other business partners;

provided, however, that each of clauses (a) through (g) above shall not apply to the extent that any of the changes, developments, conditions or occurrences referred to therein disproportionately materially adversely affect Artemis Gold in comparison to other comparable persons who operate in the industry in which Artemis Gold operates and provided further, however, that references in certain sections of the Arrangement Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretive for purposes of determining whether an Artemis Material Adverse Effect has occurred;
“Artemis Proposal” has the meaning set forth in this Circular under “Part I — The Arrangement — Background to the Arrangement”;
“Artemis Shareholder” means a holder of one or more Artemis Shares;
“Artemis Shares” means common shares in the capital of Artemis Gold;
“ATB Cormark” means ATB Capital Markets Corp.;
“ATB Cormark Opinion” means the opinion of ATB Cormark dated September 19, 2026 to the Board to the effect that, as of the date of such opinion and based upon and subject to the assumptions, limitations and qualifications set forth therein, the Consideration to be received by the Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders, a copy of which is attached as Appendix G to this Circular;
“ATO” means the Australian Taxation Office;
“Bank of Canada U.S. Exchange Rate” has the meaning set forth in “Management Information and Proxy Circular — Currency Exchange Rates”;
“BCBCA” means the Business Corporations Act (British Columbia), S.B.C. 2002, c.57, as amended, and the regulations made thereunder;
“Blackwater Mine” means the Blackwater gold mine located in central British Columbia, which is owned and operated by Artemis Gold;
“Blakes” means Blake, Cassels & Graydon LLP;
“BMO” means BMO Capital Markets;
“Board” means the board of directors of Vista Gold;
“Board Recommendation” means the unanimous determination of the Board, after consultation with its legal and financial advisors in evaluating the Arrangement and following the receipt and review of a unanimous recommendation from the Special Committee, that the Arrangement is fair to the Shareholders and is in the best interests of Vista Gold and the unanimous recommendation of the Board to Shareholders that they vote in favour of the Arrangement Resolution;
“Broadridge” means Broadridge Financial Solutions, Inc.;
“Business Day” means a day other than a Saturday, a Sunday or any day on which major banks are closed for business in Vancouver, British Columbia or Darwin, Australia;
“Canada-U.S. Treaty” means the Convention between Canada and the United States of America With Respect to Taxes on Income and on Capital, as amended by the protocols signed on June 14, 1983, March 28, 1984, March 17, 1995, July 29, 1997 and September 21, 2007;
“Canadian Securities Laws” means the Securities Act and all other applicable Canadian provincial and territorial securities Laws;

“Canadian Securities Regulators” means the securities commissions or similar securities regulatory authorities in each of the provinces and territories of Canada;
“CDS” means CDS Clearing and Depositary Services Inc.;
“CEO” means Chief Executive Officer;
“Change of Recommendation Termination Event” means the events described in paragraph (c)(ii) under the heading “Part I — The Arrangement — The Arrangement Agreement — Termination”;
“CIBC” means CIBC World Markets Inc.;
“CIBC Opinion” means the oral opinion of CIBC, subsequently confirmed by delivery of CIBC’s written opinion, dated September 19, 2026 to the Board to the effect that, as of the date of CIBC’s written opinion and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by CIBC as set forth in CIBC’s written opinion, the Consideration to be received by the Shareholders (other than Artemis Gold) pursuant to the Arrangement Agreement was fair, from a financial point of view, to such Shareholders, which is more fully described in this Circular under “Part I — the Arrangement — Opinions of Financial Advisors — Opinion of CIBC” and a copy of which is attached as Appendix F to this Circular;
“Circular” means the Notice of Special Meeting and this management information and proxy circular of Vista Gold, dated      [      ], 2026 (including all schedules, appendices and exhibits hereto), and information incorporated by reference herein, to be sent to the Shareholders in connection with the Meeting, including any amendments or supplements hereto;
“Combined Company” means Artemis Gold after giving effect to the Arrangement;
“Company A” has the meaning set forth in this Circular under “Part I — The Arrangement — Background to the Arrangement”;
“Company B” has the meaning set forth in this Circular under “Part I — The Arrangement — Background to the Arrangement”;
“Company C” has the meaning set forth in this Circular under “Part I — The Arrangement — Background to the Arrangement”;
“Computershare” means Computershare Investor Services Inc.;
“Consideration” means 0.0966 of an Artemis Share for each Vista Share which Shareholders are entitled to receive pursuant to, and subject to the terms and conditions of, the Plan of Arrangement;
“Consideration Shares” means the Artemis Shares to be issued pursuant to the Arrangement;
“Contract” means any contract, agreement, license, franchise, lease, arrangement, commitment, understanding, joint venture, partnership, note, instrument, or other right or obligation (whether written or oral) to which a Party, or any of its subsidiaries, is a party or by which a Party, or any of its subsidiaries, is bound or affected or to which any of their respective properties or assets is subject;
“Court” means the Supreme Court of British Columbia;
“CRA” means the Canada Revenue Agency;
“Demand for Payment” means a written notice of a Registered Shareholder containing his or her name and address, the number and class of Dissent Shares and a demand for payment of the fair value of such Vista Shares, submitted to Vista Gold;
“Davis Graham” means Davis Graham & Stubbs LLP;
“Depositary” means Computershare Investor Services Inc.;
“Dissenting Shareholder” means a Registered Shareholder as of the Record Date who has duly and validly exercised the Dissent Rights in respect of the Arrangement Resolution in strict compliance with Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order, the Final Order or any other order of the Court, and who has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights, but only in respect of the Vista Shares in respect of which Dissent Rights are duly and validly exercised by such Registered Shareholder;
“Dissent Notice” means the written objection of a Registered Shareholder as of the Record Date to the Arrangement Resolution submitted to Vista Gold in accordance with the Dissent Procedures;
“Dissent Procedures” means the dissent procedures, as set forth in Division 2 of Part 8 of the BCBCA (Sections 237 to 247), as modified by the Plan of Arrangement, the Interim Order, the Final Order or any other order of the Court, as described under “Part I — The Arrangement — Right to Dissent”;
“Dissent Rights” means the rights of dissent exercisable by Registered Shareholders as of the Record Date in respect of the Arrangement Resolution described in the Plan of Arrangement set out in Appendix D to this Circular, as modified by the Plan of Arrangement, the Interim Order, the Final Order or any other order of the Court, and under “Part I — The Arrangement — Right to Dissent”;
“Dissent Shares” means Vista Shares held by a Dissenting Shareholder and in respect of which the Dissenting Shareholder has validly exercised Dissent Rights;
“DRS” means Direct Registration System;
“DRS Advice” means an advice issued by the Depositary evidencing the securities held by a securityholder in book-based form in lieu of a physical share certificate;
“DSU Consideration” means, with respect to each Vista DSU, one Vista Share;
“DTC” means The Depository Trust Company;
“EDGAR” means the Electronic Data Gathering, Analysis and Retrieval System of the SEC;
“Effective Date” means the date on which the Arrangement becomes effective, being the third Business Day after the satisfaction or, where not prohibited, the waiver of the conditions set out in the Arrangement Agreement (excluding conditions that, by their terms, cannot be satisfied until the Effective Date), unless another date is agreed to in writing by the Parties;
“Executive Employment Agreements” has the meaning ascribed thereto under the heading “Part I — The Arrangement — Interests of Certain Persons or Companies in the Arrangement — Change of Control Provisions”;
“Effective Time” means 12:01 a.m. (Vancouver time) on the Effective Date, or such other time as Vista Gold and Artemis Gold may agree to in writing before the Effective Date;
“Eligible Institution” means a Canadian Schedule I chartered bank, a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP);
“Exchange Ratio” means 0.0966 of an Artemis Share to be issued for each Vista Share pursuant to the Arrangement;
“Expense Reimbursement Fee” means the expense reimbursement fee of $3,000,000 or $5,000,000, as applicable, payable in the circumstances described under “Part I — The Arrangement — The Arrangement Agreement — Termination — Expense Reimbursement”;
“FATA” has the meaning set forth in this Circular under “Part I — The Arrangement — Other Regulatory Approvals”;
“FATR” has the meaning set forth in this Circular under “Part I — The Arrangement — Other Regulatory Approvals”;
“Final Order” means the final order of the Court pursuant to Section 291 of the BCBCA, after being informed of the intention to rely upon the exemption from the registration requirements under Section 3(a)(10)

of the U.S. Securities Act with respect to the issuance and distribution of the Consideration Shares and the Replacement RSUs, and after a hearing considering, amongst other things, the procedural and substantive fairness of the terms and conditions of the Arrangement, in form and substance acceptable to Vista Gold and Artemis Gold, each acting reasonably, approving the Arrangement, as such order may be affirmed, amended, modified, supplemented or varied by the Court (with the consent of both Vista Gold and Artemis Gold, each acting reasonably) at any time prior to the Effective Date or, if appealed, as affirmed or amended on appeal (provided that any such amendment is acceptable to both Vista Gold and Artemis Gold, each acting reasonably), unless such appeal is withdrawn, abandoned or denied;
“FIRB” means the Foreign Investment Review Board of the Commonwealth of Australia;
“FIRB Approval” means the Treasurer of the Commonwealth of Australia or its delegate has either (a) provided written notice that there is no objection under the Foreign Acquisitions and Takeovers Act 1975 (Cth) to the proposed transactions contemplated by the Arrangement Agreement that give rise to ‘notifiable actions’ or ‘notifiable national security actions’, with the notice of no objection being either unconditional or subject only to: (i) any of the ‘example’ tax conditions contemplated in Part D of the Australian Department of Treasury’s Guidance Note 12 ‘Tax Conditions’ (as last updated on 27 May 2025); or (ii) conditions which are reasonably acceptable to Artemis Gold, or (b) become precluded from exercising any power to make an order under Division 2 of Part 3 of the Foreign Acquisitions and Takeovers Act 1975 (Cth) in respect of the proposed transactions contemplated by the Arrangement Agreement that give rise to ‘notifiable actions’ or ‘notifiable national security actions’;
“Georgeson Advisory” means Georgeson Shareholder Communications Canada, Inc., the proxy solicitation agent and shareholder communications advisor retained by Vista Gold;
“Governmental Authority” means any international, multinational, national, federal, provincial, territorial, state, regional, municipal, local or other government or governmental body and any division, agent, official, agency, commission, board or authority of any government, governmental body, quasi-governmental or private body (including the TSX, TSXV, NYSE American or any other stock exchange) exercising any statutory, regulatory, expropriation or taxing authority under the authority of any of the foregoing and any domestic, foreign or international judicial, quasi-judicial or administrative court, tribunal, commission, board, panel or arbitrator acting under the authority of any of the foregoing;
“IFRS” means IFRS Accounting Standards as issued by the International Accounting Standards Board;
“Interim Order” means the interim order of the Court dated [     ], 2026;
“Intermediary” includes a broker, investment dealer, bank, trust company, nominee or other intermediary;
“IRS” means Internal Revenue Service;
“ITAA 1997” means the Income Tax Assessment Act 1997 (Cth) (Australia);
“Key Regulatory Approvals” means the FIRB Approval and the NT Ministerial Consent;
“Law” or “Laws” means all laws, statutes, treaties, conventions, codes, ordinances (including zoning), decrees, rules, regulations, by-laws, notices, judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, injunctions, orders, decisions, settlements, writs, assessments, arbitration awards, rulings, determinations or awards, decrees or policies, guidelines, protocols or other requirements of any Governmental Authority having the force of law and any legal requirements arising under the common law or principles of law or equity and the term “applicable” with respect to such Laws and, in the context that refers to any person, means such Laws as are applicable at the relevant time or times to such person or its business, undertaking, property or securities and emanate from a Governmental Authority having jurisdiction over such person or its business, undertaking, property or securities;
“Liens” means any mortgage, hypothec, prior claim, lease, sublease, easement, encroachment, servitude, lien, pledge, assignment for security, security interest, option, right of first offer or first refusal or other charge or encumbrance of any kind;
“Letter of Transmittal” means the letter of transmittal being delivered by Vista Gold to Registered Shareholders for use in connection with the Arrangement;

“Matching Period” has the meaning ascribed thereto under the heading “Part I — The Arrangement — The Arrangement Agreement — Covenants — Non-Solicitation Covenants”;
“Material Adverse Effect” means any fact, state of facts, change, effect, event, circumstance, occurrence or development that individually or in the aggregate with other such facts, state of facts, changes, effects, events, circumstances, occurrences or developments, is or would reasonably be expected to be material and adverse to the business, operations, results of operations, capitalization, assets, properties, liabilities (including any contingent liabilities), or condition (financial or otherwise) of Vista Gold and its Subsidiaries, on a consolidated basis, except any such fact, state of facts, change, effect, event, circumstance, occurrence or development resulting from:
(a)
any change, development or condition in or relating to political, economic or financial or capital market conditions, whether globally or in Canada;

(b)
any change or proposed change in Law or U.S. GAAP or the interpretation, application or non-application of any Law;

(c)
any change affecting the mining industry as a whole;

(d)
any epidemic, pandemic, disease outbreak, other health crisis or public health event including any worsening or re-occurrence thereof;

(e)
any natural disaster, armed hostilities, war or act of terrorism;

(f)
any change in currency exchange, interest or inflation rates;

(g)
any change in the market price of gold;

(h)
the failure in and of itself, of Vista Gold to meet any internal or published projections, forecasts, guidance or estimates (it being understood that the causes underlying such failure may be taken into account in determining whether a Material Adverse Effect has occurred to the extent not otherwise excluded from the definition of Material Adverse Effect);

(i)
any action taken (or omitted to be taken) (i) at the written request, or with the prior written consent, of Artemis Gold or (ii) as required by Law;

(j)
a change in the market price or trading volume of the Vista Shares (it being understood that any cause underlying such change in market price or trading volume may be taken into account in determining whether a Material Adverse Effect has occurred); or

(k)
the public announcement of the execution of the Arrangement Agreement or the transactions contemplated thereby or the performance of any obligation thereunder, including any loss or threatened loss of, or adverse change or threatened adverse change in, the relationship of Vista Gold or any of its Subsidiaries with any of its current or prospective employees, lenders, shareholders, suppliers or other business partners;

provided, however, that each of clauses (a) through (g) above shall not apply to the extent that any of the changes, developments, conditions or occurrences referred to therein disproportionately materially adversely affect Vista Gold and its Subsidiaries in comparison to other comparable persons who operate in the industry in which Vista Gold and its Subsidiaries operate and provided further, however, that references in certain sections of the Arrangement Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretive for purposes of determining whether a Material Adverse Effect has occurred;
“Material Company Contract” has the meaning ascribed thereto in the Arrangement Agreement;
“material fact” has the meaning attributed to such term under the Securities Act;
“Meeting” means the special meeting of the Shareholders, including any adjourned or postponed Meeting, to be called and held in accordance with the Interim Order for the purpose of considering and, if thought fit, approving the Arrangement Resolution;

“MI 61-101” means Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions;
“misrepresentation” has the meaning attributed to such term under the Securities Act;
“named executive officer” or “NEO” has the meaning ascribed thereto under the heading “Part I — The Arrangement — Interests of Certain Persons or Companies in the Arrangement — Quantification of Potential Payments to our Named Executive Officers”;
“Mt Todd Gold Project” means the Mt Todd gold project located in the Northern Territory of Australia, held by Vista Gold through its wholly-owned subsidiary Vista Gold Australia Pty Ltd;
“NI 43-101” means National Instrument 43-101 — Standards of Disclosure for Mineral Projects;
“NI 44-101” means National Instrument 44-101 — Short Form Prospectus Distributions;
“Non-IARPI Declaration” means a valid declaration given by a Shareholder under subsection 14-225(2) of Schedule 1 to the TAA to the effect that, for the relevant period covering the date of the Arrangement Agreement through to the date of completion of the Arrangement, the Vista Shares held by the Shareholder are membership interests but not indirect Australian real property interests as defined in section 855-25 of the ITAA 1997;
“Non-Registered Shareholders” means Shareholders that do not hold their Vista Shares in their own name and whose Vista Shares are held through an Intermediary;
“Notice of Special Meeting” means the Notice of Special Meeting of Shareholders, which accompanies this Circular;
“NT Consent Agreement” means the agreement between Vista Gold Australia Pty Ltd and the Northern Territory of Australia dated March 1, 2006, as amended or supplemented;
“NT Ministerial Consent” means the consent of the responsible Minister of the Northern Territory of Australia required pursuant to clause 19 of the NT Consent Agreement in connection with the Arrangement and the acquisition by Artemis Gold of the Vista Shares;
“NYSE American” means NYSE American LLC;
“ordinary course of business” or any similar reference, means, with respect to an action taken or to be taken by any person, that such action is consistent with the past practices of such person and is taken in the ordinary course of the normal day-to-day business and operations of such person and, in any case, is not unreasonable or unusual in the circumstances of such case in the context of the provisions of the Arrangement Agreement;
“Outside Date” means April 15, 2027 or such later date as may be agreed to in writing by the Parties; provided that if the Effective Date has not occurred by April 15, 2027 as a result of the failure to obtain any of the Key Regulatory Approvals, then either Artemis Gold or Vista Gold may elect by notice in writing delivered prior to April 15, 2027, to extend such date from time to time by a specified period of not less than 30 days if the Party so extending the Outside Date reasonably believes that the Key Regulatory Approvals (as applicable) are capable of being obtained prior to the Outside Date, as it may be so extended, and provided that in aggregate such extensions shall not exceed 60 days from April 15, 2027;
“Parties” means Vista Gold and Artemis Gold, and “Party” means either one of them;
“Permit” means any lease, license, permit, certificate, consent, decree, order, direction, grant, approval, classification, registration, waiver, exemption, agreement or other authorization of or from any Governmental Authority;
“person” includes an individual, sole proprietorship, corporation, body corporate, incorporated or unincorporated association, syndicate or organization, partnership, limited partnership, limited liability company, unlimited liability company, joint venture, joint stock company, trust, natural person in his or her capacity as trustee, executor, administrator or other legal representative, a government or Governmental Authority or other entity, whether or not having legal status;
“Plan of Arrangement” means the plan of arrangement substantially in the form and content set out in Appendix D to this Circular, as amended, modified or supplemented from time to time in accordance with the Arrangement Agreement and Article 6 of the Plan of Arrangement or at the direction of the Court in the Final Order, with the consent of Vista Gold and Artemis Gold, each acting reasonably;
“Pre-Acquisition Reorganization” means the reorganization of Vista Gold’s business, operations, subsidiaries and assets or such other transactions that Artemis Gold may reasonably request prior to the Effective Date in accordance with the terms of the Arrangement Agreement, each, a “Pre-Acquisition Reorganization”;
“Proceedings” means any court, administrative, regulatory or similar proceeding (whether civil, quasi-criminal or criminal), arbitration or other dispute settlement procedure, investigation or inquiry before or by any Governmental Authority, or any claim, action, suit, demand, arbitration, charge, indictment, hearing, demand letter or other similar civil, quasi-criminal or criminal, administrative or investigative matter or proceeding, including by any third party whatsoever;
“Qualified Person” means a “qualified person” within the meaning given to such term in NI 43-101;
“Record Date” means [       ], 2026;
“Registered Shareholder” means, as applicable, the person whose name appears on the register of Vista Gold as the owner of Vista Shares;
“Regulation S” means Regulation S under the U.S. Securities Act;
“Regulatory Approvals” means sanctions, rulings, consents, orders, exemptions, permits, waivers, early termination authorizations, clearances, written confirmations of no intention to initiate legal proceedings and other approvals (including the lapse, without objection, of a prescribed time under a statute or regulation that states that a transaction may be implemented if a prescribed time lapses following the giving of notice without an objection being made) of Governmental Authorities, including for greater certainty, the FIRB Approval and the NT Ministerial Consent;
“Required Regulatory Approvals” means the Key Regulatory Approvals, SEC Clearance, any U.S. federal or state securities law exemption or qualification, the approval of the TSX and the TSXV and any other consent, approval, registration or filing of or with any Governmental Authority required in connection with the Arrangement;
“Reorganization” has the meaning set forth in “Part I — The Arrangement — Certain United States Federal Income Tax Considerations to U.S. Holders”;
“Replacement RSU” means a restricted share unit issued by Artemis Gold in exchange for an unvested Vista RSU pursuant to the Plan of Arrangement which, upon vesting, entitles the holder thereof to a number of Artemis Shares determined in accordance with the Plan of Arrangement;
“Representatives” means, in respect of a Party, any officer, director, employee, consultant, representative (including financial, legal or other advisor) or agent of the Party or any of its subsidiaries;
“Residency Declaration” means a valid declaration given by a Shareholder under subsection 14-225(1) of Schedule 1 to the TAA to the effect that, for the relevant period covering the date of the Arrangement Agreement through to the date of completion of the Arrangement, the Shareholder is and will be an Australian resident for the purposes of Australian Laws on Taxes;
“RSU Agreement” means a restricted share unit award agreement pursuant to which Vista Gold has granted one or more Vista RSUs pursuant to the Vista LTIP;
“RSU Exchange” has the meaning set forth in “Part I — The Arrangement — Details of the Arrangement”;
“Rule 144” means Rule 144 under the U.S. Securities Act;

“SEC” means the United States Securities and Exchange Commission;
“SEC Clearance” means the earliest of (a) confirmation from the SEC that this Circular is not to be reviewed by the SEC, (b) if Vista Gold has not otherwise been informed by the SEC that the SEC intends to review this Circular, the 11th calendar day immediately following the date of filing of this Circular (as its preliminary proxy statement) with the SEC, and (c) if Vista Gold receives comments from the SEC with respect to this Circular, confirmation from the SEC that it has no further comments on this Circular, provided that SEC Clearance will not be deemed to have occurred while the SEC has issued or communicated a stop order, order suspending effectiveness, or unresolved comment or objection that prevents mailing of this Circular;
“Securities Act” means the Securities Act (British Columbia) and the rules, regulations and published policies made thereunder;
“SEDAR+” means the System for Electronic Document Analysis and Retrieval;
“Shareholders” means holders of one or more Vista Shares;
“Shareholder Approval” means the approval of the Arrangement Resolution by at least two-thirds of the votes cast on the Arrangement Resolution by Shareholders present in person or represented by proxy and entitled to vote at the Meeting and, to the extent required under Securities Laws, by a simple majority of the votes cast on the Arrangement Resolution by Shareholders present in person or represented by proxy and entitled to vote at the Meeting, excluding the votes cast by those persons whose votes are required to be excluded pursuant to Section 8.1(2) of MI 61-101;
“Special Committee” means the special committee established by the Board in connection with the transactions contemplated by the Arrangement Agreement;
“Stikeman Elliott” means Stikeman Elliott LLP;
“Stretch Component RSU” means a Vista RSU that is described as forming part of, or otherwise represents, a stretch component in the underlying RSU Agreement;
“Subdivision 14-D” means Subdivision 14-D of Schedule 1 to the TAA, being the Australian foreign resident capital gains withholding regime;
“subsidiary” means, with respect to a specified entity, any:
(a)
corporation of which issued and outstanding voting securities of such corporation to which are attached more than 50% of the votes that may be cast to elect directors of the corporation (whether or not shares of any other class or classes will or might be entitled to vote upon the happening of any event or contingency) are owned by such specified entity and the votes attached to those voting securities are sufficient, if exercised, to elect a majority of the directors of such corporation;

(b)
partnership, unlimited liability company, joint venture or other similar entity in which such specified entity has more than 50% of the equity interests and the power to direct the policies, management and affairs thereof; and

(c)
a subsidiary (as defined in clauses (a) and (b) above) of any subsidiary (as so defined) of such specified entity;

“Superior Proposal” means any unsolicited bona fide written Acquisition Proposal from a person who is an arm’s length third party of Vista Gold (other than Artemis Gold), made after the date of the Arrangement Agreement, to acquire not less than all of the outstanding Vista Shares (other than Vista Shares held by the person making the Superior Proposal) or all or substantially all of the assets of Vista Gold on a consolidated basis that:
(a)
complies with Securities Laws and did not result from or involve a breach of the Arrangement Agreement;

(b)
the Board has determined in good faith, after consultation with its financial advisor and outside legal counsel, that such Acquisition Proposal would, taking into account all of the terms and conditions of such Acquisition Proposal, including all legal, financial, regulatory and other aspects of such Acquisition Proposal and the person making such Acquisition Proposal, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction which is more favourable to the Shareholders from a financial point of view than the Arrangement (taking into account any amendments to the Arrangement Agreement and the Arrangement proposed by Artemis Gold pursuant to the Arrangement Agreement);
(c)
is not subject to any financing condition and in respect of which adequate arrangements have been made to ensure that the required funds will be available to effect payment in full for all the Vista Shares or assets, as the case may be;

(d)
is not subject to any due diligence or access condition; and

(e)
the Board has determined in good faith, after consultation with its financial advisor and outside legal counsel, is reasonably capable of being completed in accordance with its terms, without undue delay, taking into account all legal, financial, regulatory and other aspects of such Acquisition Proposal and the person making such Acquisition Proposal;

“Superior Proposal Notice” has the meaning ascribed thereto under the heading “Part I — The Arrangement — The Arrangement Agreement — Covenants — Non-Solicitation Covenants”;
“Supporting Shareholders” means the persons who are party to the Vista Support Agreements, including each of the directors and certain officers of Vista Gold;
“TAA” means the Taxation Administration Act 1953 (Australia);
“Tax” or “Taxes” means, with respect to any person, (a) any and all taxes, dues, duties, rates, imposts, fees, levies, other assessments, tariffs, charges or obligations of the same or similar nature, however denominated, imposed, assessed or collected by any Governmental Authority, including all income taxes, including any tax on or based on net income, gross income, income as specifically defined, earnings, gross receipts, capital gains, profits, business royalty or selected items of income, earnings or profits, and specifically including any supranational, national, federal, provincial, state, territorial, county, municipal, local or foreign taxes, state profit share taxes, windfall or excess profit taxes, capital taxes, royalty taxes, production taxes, payroll taxes, health taxes, employment taxes, employer health taxes, withholding taxes, global minimum or “Pillar 2” taxes, sales taxes, use taxes, goods and services taxes, harmonized sales taxes, custom duties, value added taxes, ad valorem taxes, excise taxes, alternative or add-on minimum taxes, franchise taxes, gross receipts taxes, licence taxes, occupation taxes, real and personal property taxes, stamp taxes, anti-dumping taxes, countervailing taxes, occupation taxes, environment taxes, transfer taxes, and employment or unemployment insurance premiums, social insurance premiums and worker’s compensation premiums and government pension plan premiums and contributions, and other taxes, fees, imposts, assessments or charges of any kind whatsoever; (b) any interest, penalties, additional taxes, fines and other charges and additions that may become payable on or in respect of amounts of the type described in clause (a) above or this clause (b); (c) any liability for the payment of any amounts of the type described in clauses (a) or (b) as a result of being a member of an affiliated, consolidated, combined or unitary group for any period or by virtue of any statute; and (d) any liability for the payment of any amounts of the type described in clauses (a) or (b) as a result of any express or implied obligation to indemnify any other person or as a result of being a transferee or successor in interest to any party;
“Tax Act” means the Income Tax Act (Canada) and the regulations promulgated thereunder;
“Technical Disclosure” has the meaning ascribed thereto under the heading “Management Information and Proxy Circular — Cautionary Note to U.S. Shareholders Concerning Mineral Reserve and Mineral Resource Estimates”;
“TSX” means the Toronto Stock Exchange;
“TSXV” means the TSX Venture Exchange;

“United States” or “U.S.” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia;
“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;
“U.S. Holder” has the meaning ascribed thereto under “Part I — The Arrangement — Certain United States Federal Income Tax Considerations to U.S. Holders”;
“U.S. Securities Act” means the United States Securities Act of 1933, as amended and the rules and regulations promulgated thereunder;
“U.S. Securities Laws” means federal and state securities legislation of the United States and all rules, regulations and orders promulgated thereunder;
“U.S. Tax Code” means the United States Internal Revenue Code of 1986, as amended;
“Variation Notice” means a valid notice of variation given by the Commissioner of Taxation in Australia to a Shareholder under subsection 14-235(2) of Schedule 1 to the TAA;
“Vested RSU Consideration” means, with respect to each vested Vista RSU, one Vista Share;
“VGU” has the meaning ascribed thereto under the heading “Part I — The Arrangement — Interests of Certain Persons or Companies in the Arrangement — Change of Control Provisions”;
“Vista Annual Financial Statements” means the audited consolidated financial statements of Vista Gold as at, and for the years ended December 31, 2025, and 2024, including the report of auditor thereon and the notes thereto;
“Vista Annual Report” has the meaning ascribed thereto under the heading “Information Concerning Vista Gold — Documents Incorporated by Reference”;
“Vista Confidentiality Agreement” means, collectively, (i) the confidentiality agreement dated December 16, 2024, and (ii) the confidentiality agreement dated April 30, 2026, each between Vista Gold and Artemis Gold;
“Vista Disclosure Letter” means the disclosure letter dated September 20, 2026 regarding the Arrangement Agreement that was executed by Vista Gold and delivered to Artemis Gold concurrently with the execution of the Arrangement Agreement;
“Vista DSU Plan” means the Deferred Share Unit Plan of Vista Gold, dated March 13, 2019;
“Vista DSUs” means the outstanding deferred share units of Vista Gold issued pursuant to and/or governed by the Vista DSU Plan;
“Vista Gold” means Vista Gold Corp., a corporation existing under the Laws of the Province of British Columbia;
“Vista Gold Articles” means the notice of articles and articles of Vista Gold, as amended from time to time;
“Vista Interim Financial Statements” means the unaudited condensed consolidated financial statements of Vista Gold as at, and for the three and six months ended June 30, 2026 and June 30, 2025, including the notes thereto;
“Vista LTIP” means the Long Term Equity Incentive Plan of Vista Gold, as adopted on May 3, 2010, as amended May 6, 2015, May 2, 2019, and March 5, 2023;
“Vista Option Plan” means the share option plan of Vista Gold, dated April 28, 2026;
“Vista Options” means the options to purchase Vista Shares issued pursuant to and/or governed by the Vista Option Plan, of which none were outstanding as at the date of the Arrangement Agreement;

“Vista Public Disclosure Record” means all documents filed by or on behalf of Vista Gold on SEDAR+ or with the SEC on EDGAR since January 1, 2025 and prior to the date of the Arrangement Agreement that were publicly available on the date of the Arrangement Agreement;
“Vista Quarterly Report” has the meaning ascribed thereto under the heading “Information Concerning Vista Gold — Documents Incorporated by Reference”;
“Vista RSU Holder” means a holder of one or more Vista RSUs;
“Vista RSUs” means restricted share units issued under the Vista LTIP;
“Vista Shares” means the common shares in the capital of Vista Gold;
“Vista Support Agreements” means the voting and support agreements dated September 20, 2026 between Artemis Gold and the Supporting Shareholders which agreements provide that such shareholders shall, among other things, vote all Vista Shares of which they are the registered or beneficial holder or over which they have control or direction, in favour of the Arrangement and not dispose of their Vista Shares; and
“Vista Termination Fee” means the amount of $18,148,536.

SUMMARY INFORMATION
The following is a summary of certain information contained elsewhere in this Circular, including the Appendices hereto, and is qualified in its entirety by reference to the more detailed information contained or referred to elsewhere in this Circular or in the Appendices hereto. Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the “Glossary of Terms”.
The Meeting
The Meeting will be held at the offices of Stikeman Elliott LLP, located at 666 Burrard Street, Suite 2700, Vancouver, British Columbia, V6C 2X8, Canada, at [               ] (Vancouver time) on [           ], 2026, for the purposes set forth in the accompanying Notice of Special Meeting. At the Meeting, the Shareholders will be asked to consider and, if thought fit, to pass, with or without variation, the Arrangement Resolution and the Advisory Compensation Resolution. See “Part I — The Arrangement”.
Recommendation of the Special Committee and the Board
The Special Committee, after consulting with management of Vista Gold and legal and financial advisors in evaluating the Arrangement, and taking into account the reasons described in the section entitled “Part I — The Arrangement — Reasons for Recommendation of the Special Committee and the Board”, unanimously recommended that the Board approve the Arrangement Agreement and the Arrangement.
The Board, after consulting with management of Vista Gold and legal and financial advisors in evaluating the Arrangement, after receiving the CIBC Opinion and the ATB Cormark Opinion, and acting on the unanimous recommendation of the Special Committee, and taking into account the reasons described in the section entitled “Part I — The Arrangement — Reasons for Recommendation of the Special Committee and the Board”, unanimously determined that the Arrangement is fair to the Shareholders and is in the best interests of Vista Gold. Accordingly, the Board unanimously recommends that the Shareholders vote “FOR” the Arrangement Resolution and “FOR” the Advisory Compensation Resolution.
See “Part I — The Arrangement — Recommendation of the Special Committee and the Board”.
Reasons for Recommendation of the Special Committee and the Board
The Special Committee and the Board consulted with management of Vista Gold and legal and financial advisors in evaluating the Arrangement and, in reaching their respective conclusions and formulating their unanimous recommendations, reviewed a significant amount of information and considered many factors, including the following:
•
Under the terms of the Arrangement Agreement, the Exchange Ratio of 0.0966 of an Artemis Share for each Vista Share implies consideration of approximately $2.83 per Vista Share and a total transaction value of approximately $427 million on a 100% basis, based on the closing price of the Artemis Shares on the TSXV on September 18, 2026, the last trading day immediately preceding the public announcement of the Arrangement, representing a premium of approximately 25% to the closing price of the Vista Shares on the NYSE American on September 18, 2026 and approximately 29% based on the 20-day volume weighted average prices of the Artemis Shares on the TSXV and the Vista Shares on the NYSE American for the period ended September 18, 2026.

•
The Arrangement provides Shareholders with an opportunity to participate in the significant near- and long-term potential upside of the Combined Company, including the future performance and potential value creation of the Combined Company through the potential advancement and development of the Mt Todd Gold Project by Artemis Gold and Artemis Gold’s continued operation and expansion of the Blackwater Mine. Following completion of the Phase 1A expansion planned for Q4 2026 and the EP2 expansion, which Artemis Gold expects to occur by H2 2028, the Blackwater Mine is expected by Artemis Gold to produce more than 500,000 ounces of gold per annum at lowest quartile all-in sustaining costs. The incremental increases in gold production at the Blackwater Mine resulting from the expansions may lead to a re-rating of Artemis Shares. Further, the addition of the Mt Todd Gold Project to Artemis Gold’s portfolio may position the Combined Company to attract greater investor interest and support a potential re-rating of the Artemis Shares over time.

•
The Arrangement is expected to reduce Shareholders’ exposure to the risks associated with an investment in a single-asset development-stage company, including significant risks regarding financing, commodity prices, cost inflation, construction and commissioning. In light of the risks associated with Vista Gold continuing to execute its business and strategic plan as a standalone entity, as compared with the Arrangement and other available alternatives, the Special Committee and the Board determined that the Arrangement represents the best available alternative to maximize the value of the Mt Todd Gold Project for Shareholders.

•
Following completion of the Arrangement, Shareholders will participate in Artemis Gold’s dividend program, projected by Artemis Gold to be C$0.08 per share quarterly in 2027.

•
Upon completion of the Arrangement, the Combined Company is expected to have a broader shareholder base, increased trading liquidity and a larger public float than Vista Gold presently has, offering Shareholders the option to exit their investment through a liquid market or to continue as shareholders of the Combined Company. The expected increased market capitalization and trading liquidity following completion of the Arrangement is anticipated to broaden the Combined Company’s investor appeal and could lead to a re-rating.

•
Artemis Gold’s operating cash flow and balance sheet are expected to provide the Combined Company with greater financial capacity to fund permitting, engineering, early works and the potential construction and development of the Mt Todd Gold Project, with reduced reliance on dilutive equity financings or significant additional leverage. Artemis Gold has indicated that it intends to optimize the development plan for the Mt Todd Gold Project up to the currently permitted processing rate of 50,000 tonnes per day, with initial efforts focused on engineering, permitting and project optimization and with development and construction spending not expected to be required before completion of the Blackwater EP2 expansion. This production rate is more than three times the 15,000 tonnes per day initial production rate currently being advanced by Vista Gold on a standalone basis and is expected to result in substantially higher economic returns.

•
Artemis Gold has experience developing and operating a large-scale open-pit gold mine and has management and construction teams with Australian industry experience and capabilities that may assist in advancing the Mt Todd Gold Project.

•
The Arrangement Agreement is the result of a comprehensive negotiation process that was undertaken at arm’s length with the oversight and participation of the Special Committee, advised by highly qualified legal and financial advisors, and resulted in terms and conditions that are reasonable in the judgment of the Special Committee and the Board, including customary “fiduciary out” rights that would enable Vista Gold to enter into a Superior Proposal in certain circumstances.

•
The oral opinion of CIBC, subsequently confirmed by delivery of its written opinion, dated September 19, 2026, to the Board to the effect that, as of the date of CIBC’s written opinion, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by CIBC as set forth in CIBC’s written opinion, the Consideration to be received by the Shareholders (other than Artemis Gold) pursuant to the Arrangement Agreement was fair, from a financial point of view, to such Shareholders. CIBC’s opinion is more fully described in the section of this Circular entitled “Part I — The Arrangement — Opinions of Financial Advisors — Opinion of CIBC”. The foregoing description of CIBC’s opinion is qualified in its entirety by reference to the full text of CIBC’s written opinion, a copy of which is attached as Appendix F to this Circular.

•
The financial presentation and oral opinion of ATB Cormark, delivered to the Board on September 19, 2026 (subsequently confirmed by delivery of the written ATB Cormark Opinion) to the effect that, as of the date thereof, and based upon and subject to the assumptions, limitations and qualifications set forth therein, the Consideration to be received by the Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders.

•
The Arrangement is structured in such a way as to generally not be a taxable event for Canadian federal income tax purposes for Shareholders who are resident in Canada for purposes of the Tax Act and who do not elect out of such treatment on their tax returns, and is intended to qualify as a

“reorganization” for U.S. federal income tax purposes. See “Part I — The Arrangement — Certain Canadian Federal Income Tax Considerations” and “Part I — The Arrangement — Certain United States Federal Income Tax Considerations to U.S. Holders”.
•
Under the Arrangement Agreement, until the time that the Shareholder Approval is obtained, the Board retains the ability to consider and respond to an unsolicited Acquisition Proposal that constitutes or could reasonably be expected to constitute or lead to a Superior Proposal, and to terminate the Arrangement Agreement to enter into a Superior Proposal, on the specific terms and conditions set forth in the Arrangement Agreement, subject to Artemis Gold’s right to match and to the payment of the Vista Termination Fee. The Vista Support Agreements terminate automatically upon the termination of the Arrangement Agreement in accordance with its terms, including in connection with Vista Gold entering into a definitive agreement with respect to a Superior Proposal, and the Special Committee and the Board believe that the Vista Termination Fee of $18,148,536 is reasonable in the circumstances and is payable only in customary and limited circumstances.

•
The Consideration is payable entirely in Artemis Shares, no new debt is being incurred by Artemis Gold to fund the Arrangement and the Arrangement is not subject to any financing condition or to the approval of Artemis Shareholders. The Special Committee and the Board considered the terms of the Arrangement and the limited number of conditions required for the completion of the Arrangement, including the anticipated likelihood of satisfying such conditions, to be reasonable under the circumstances and to reduce completion risk.

•
The Special Committee and the Board were advised, and believe, that the “deal protection” provisions in the Arrangement Agreement, including the Vista Termination Fee payable by Vista Gold in the event that the Arrangement Agreement is terminated in connection with a Superior Proposal or a Change of Recommendation Termination Event, or in certain other circumstances, are reasonable in the circumstances.

•
The Special Committee and the Board considered the impact of the Arrangement on all stakeholders of Vista Gold, including the Shareholders, employees and other stakeholders with whom Vista Gold has relations, as well as the long-term interests of Vista Gold.

•
All of the directors and senior officers of Vista Gold have entered into Vista Support Agreements pursuant to which they have agreed, among other things, to vote all of their Vista Shares, representing in the aggregate approximately 2.77% of the outstanding Vista Shares as at September 20, 2026, in favour of the Arrangement Resolution. See “Part I — The Arrangement — Voting Agreements”.

•
The Arrangement Resolution must be approved by at least two-thirds of the votes cast by the Shareholders present in person or represented by proxy and entitled to vote at the Meeting and, as required under MI 61-101, by a simple majority of the votes cast by Shareholders excluding the votes required to be excluded under MI 61-101. The only Vista Shares expected to be excluded for purposes of such minority approval are those beneficially owned or controlled by Frederick H. Earnest, President and Chief Executive Officer and a director of Vista Gold. See “Part I — The Arrangement — Securities Law Matters — Canada”.

•
The Arrangement must be approved by the Court, which will consider, among other things, the procedural and substantive fairness and reasonableness of the Arrangement to the Shareholders.

•
The terms of the Arrangement provide that Registered Shareholders as of the Record Date who oppose the Arrangement may, upon compliance with certain conditions, exercise Dissent Rights and, if properly exercised, receive fair value for their Vista Shares.

The Special Committee and Board also considered other factors and risks relating to the Arrangement including:
•
The fact that the Exchange Ratio is fixed and will not be adjusted to reflect changes in the market prices of the Vista Shares or the Artemis Shares prior to the Effective Time.

•
The risks associated with the business, operations, assets, liabilities and future performance of Artemis Gold and the Combined Company, including risks relating to the operation and expansion of the

Blackwater Mine, the development of the Mt Todd Gold Project, fluctuations in commodity prices and general capital market conditions.
•
The risk that the anticipated strategic, operational and financial benefits of the Arrangement, including the proposed development of the Mt Todd Gold Project and the anticipated benefits of combining Vista Gold and Artemis Gold, may not be realized within the expected timeframes or at all.

•
The risk that changes in law or regulation could adversely impact the expected benefits of the Arrangement to Vista Gold, the Shareholders and other stakeholders.

•
The potential risk of diverting management attention and resources from the operation of Vista Gold’s business, including other strategic opportunities and operational matters, while working toward the completion of the Arrangement.

•
The potential negative effect of the pendency of the Arrangement on Vista Gold’s business, including its relationships with employees, suppliers and communities in which it operates.

•
The adverse impact that business uncertainty pending the completion of the Arrangement could have on the ability of Vista Gold to attract, retain and motivate key personnel until the completion of the Arrangement.

•
The risk that the Arrangement may not be completed despite the parties’ efforts or that completion of the Arrangement may be unduly delayed, even if the Arrangement is approved by the Shareholders, that other conditions to the parties’ obligations to complete the Arrangement may not be satisfied, and the potential resulting negative impact this could have upon Vista Gold’s business.

•
The limitations contained in the Arrangement Agreement on Vista Gold’s ability to solicit additional interest from third parties, given the nature of the deal protections and “fiduciary out” in the Arrangement Agreement, as well as the fact that if the Arrangement Agreement is terminated under certain circumstances, Vista Gold will be required to pay the Vista Termination Fee to Artemis Gold.

•
The fact that if the Arrangement Agreement is terminated and the Board decides to seek another transaction or business combination, it may be unable to find a party willing to pay greater or equivalent value compared to the Consideration payable under the Arrangement.

•
The risk that the Court may not approve the Arrangement or may impose terms and conditions on its approval that may adversely affect the business and financial results of the Combined Company.

•
The restrictions on the conduct of Vista Gold’s business prior to the completion of the Arrangement, which could delay or prevent Vista Gold from undertaking business opportunities that may arise pending completion of the Arrangement, including potentially delaying the advancement of certain aspects of Vista Gold’s projects, such as permit amendments and conversions, progress on third-party financing for project development and construction, and engagement with construction and mining contractors, power providers and other critical service providers, particularly given the competitive market for such services in Australia. These delays are likely to increase project costs resulting in the need for additional external financing to fund the increased costs and corporate costs during the longer pre-commercial production period.

•
The fact that Vista Gold has incurred and will continue to incur significant transaction costs and expenses in connection with the Arrangement, regardless of whether the Arrangement is completed, which, if the Arrangement is not completed, could result in Vista Gold being required to obtain additional external financing earlier than would otherwise have been required.

The Special Committee and the Board also considered a variety of risks and other potentially negative factors relating to the Arrangement including those matters described under the headings “— Risk Factors Related to the Arrangement” and “— Risk Factors Related to the Operations of the Combined Company”. The Special Committee and the Board believed that overall, the anticipated benefits of the Arrangement to Vista Gold outweighed these risks and negative factors.
The information and factors described above and considered by the Special Committee and the Board in reaching its determinations are not intended to be exhaustive but include material factors considered by the Special Committee and the Board. In view of the wide variety of factors considered in connection with the evaluation of the Arrangement and the complexity of these matters, the Special Committee and the Board did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, individual members of the Special Committee and the Board may have given different weight to different factors.
See “Part I — The Arrangement — Reasons for Recommendation of the Special Committee and the Board”.
Opinions of Financial Advisors
Vista Gold engaged CIBC to act as financial advisor to Vista Gold and the Board in connection with the proposed arrangement with Artemis Gold and any alternative transaction, and CIBC was requested by Vista Gold to render a fairness opinion to the Board in connection with the Board’s consideration of the proposed acquisition by Artemis Gold of all of the issued and outstanding Vista Shares, excluding any Vista Shares already held by Artemis Gold, from the holders of such Vista Shares in exchange for the Consideration of 0.0966 of an Artemis Share per Vista Share pursuant to the Arrangement Agreement, as more fully described in the section of this Circular entitled “Part I — The Arrangement — Opinions of Financial Advisors — Opinion of CIBC”. The full text of CIBC’s written opinion to the Board, dated September 19, 2026, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by CIBC in connection with rendering its opinion, is attached as Appendix F (Opinion of CIBC World Markets Inc.) to this Circular. The Board urges Shareholders to read the summary of CIBC’s opinion set forth under the heading “Part I — The Arrangement — Opinions of Financial Advisors — Opinion of CIBC” and the full text of CIBC’s written opinion in their entirety. The summary of CIBC’s opinion set forth above is qualified in its entirety by reference to the full text of CIBC’s opinion, a copy of which is attached as Appendix F. CIBC’s opinion was not intended to be, and does not constitute, a recommendation to the Board as to whether to approve the Arrangement nor a recommendation to any Shareholder or any other persons as to how to vote or act at the Meeting or with respect to the Arrangement or any other matter. See “Part I — The Arrangement — Opinions of Financial Advisors — Opinion of CIBC” and Appendix F, “Opinion of CIBC World Markets Inc.”.
The Board engaged ATB Cormark to provide an independent opinion as to the fairness, from a financial point of view, to the Shareholders of the Consideration to be received by Shareholders pursuant to the Arrangement. The ATB Cormark Opinion states that, based upon and subject to the assumptions, limitations and qualifications set forth therein, ATB Cormark is of the opinion that, as of September 19, 2026, the Consideration to be received by Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders. The full text of the ATB Cormark Opinion, setting out the assumptions made, matters considered and limitations and qualifications on the review undertaken in connection with the ATB Cormark Opinion, is attached as Appendix G to this Circular. The summary of the ATB Cormark Opinion in this Circular is qualified in its entirety by reference to the full text of the ATB Cormark Opinion. The ATB Cormark Opinion was provided solely for the information of the Board in connection with its evaluation of the Consideration from a financial point of view and did not address any other terms, aspects or implications of the Arrangement. ATB Cormark expressed no view as to, and the ATB Cormark Opinion did not address, the underlying business decision of Vista Gold to effect or enter into the Arrangement, the relative merits of the Arrangement as compared to any alternative business strategies that might exist for Vista Gold or the effect of any other transaction which Vista Gold might engage in or consider. The ATB Cormark Opinion did not constitute a recommendation as to how the Board should vote or act, and is not intended to be and does not constitute a recommendation as to how any securityholder should vote or act, on any matters relating to the proposed Arrangement or otherwise. See “Part I — The Arrangement — Opinions of Financial Advisors — Opinion of ATB Cormark” and Appendix G, “Opinion of ATB Capital Markets Corp.”
Interests of Certain Persons or Companies in the Arrangement
In evaluating the Arrangement, the Shareholders should be aware that certain of our directors and executive officers may have interests in the Arrangement that are, or may be, different from, or in addition to, the interests of the Shareholders. The Board was aware of these interests and considered them, among other matters, when recommending approval of the Arrangement by the Shareholders. For details regarding such interests, see “Part I — The Arrangement — Interests of Certain Persons or Companies in the Arrangement.”

Effect of the Arrangement
Effect on Vista Shares
If completed, the Arrangement will result in the issuance, at the Effective Time, of 0.0966 of an Artemis Share for each Vista Share held by Shareholders at the Effective Time (excluding Dissenting Shareholders and Artemis Gold and its affiliates). As at October 19, 2026 there are 145,971,346 Vista Shares outstanding (on a non-diluted basis). If completed, the Arrangement will result in Artemis Gold becoming the owner of all of the Vista Shares on the Effective Date, and Vista Gold will become a wholly-owned subsidiary of Artemis Gold.
Assuming that there are no Dissenting Shareholders and without consideration of Vista Shares issuable pursuant to the settlement of the Vista RSUs or Vista DSUs prior to the Effective Time, there will be, immediately following the completion of the Arrangement, approximately [               ] Artemis Shares issued and outstanding. Immediately following completion of the Arrangement: (i) former Shareholders are expected to hold approximately [               ] Artemis Shares, representing approximately 5% of the issued and outstanding Artemis Shares; and (ii) existing Artemis Shareholders are expected to hold approximately [               ] Artemis Shares, representing approximately 95% of the issued and outstanding Artemis Shares, in each case on a non-diluted basis based on the number of securities of Artemis Gold and Vista Gold issued and outstanding as of [               ], 2026.
See “Part I — The Arrangement — Effect of the Arrangement — Effect on Vista Shares”, “Part I — The Arrangement — Details of the Arrangement — Arrangement Steps”, “Part I — The Arrangement — Certain Canadian Federal Income Tax Considerations” and “Part I — The Arrangement — Certain United States Federal Income Tax Considerations to U.S. Holders”.
Treatment of Vista RSUs and Vista DSUs
Pursuant to the Arrangement Agreement, as at the date of the Arrangement Agreement, there were 145,971,346 Vista Shares outstanding, no Vista Options outstanding under the Vista Option Plan, 3,057,663 Vista RSUs outstanding under the Vista LTIP providing for the issuance of an aggregate of 3,057,663 Vista Shares upon settlement thereof, and 2,153,000 Vista DSUs outstanding under the Vista DSU Plan providing for the issuance of an aggregate of 2,153,000 Vista Shares upon settlement thereof.
Pursuant to the Plan of Arrangement, at the Effective Time: (a) each Vista DSU outstanding immediately prior to the Effective Time (whether vested or unvested) will be deemed to be fully vested and will be transferred to Vista Gold and cancelled in exchange for one Vista Share for each Vista DSU (the “DSU Consideration”), subject to applicable withholdings; (b) each vested Vista RSU outstanding immediately prior to the Effective Time will be transferred to Vista Gold and cancelled in exchange for one Vista Share for each vested Vista RSU (the “Vested RSU Consideration”), subject to applicable withholdings; (c) each unvested Stretch Component RSU outstanding immediately prior to the Effective Time will be transferred to Vista Gold for no consideration and cancelled; and (d) each other unvested Vista RSU outstanding immediately prior to the Effective Time will be transferred to Vista Gold in exchange for a Replacement RSU to be issued by Artemis Gold, the number of Artemis Shares subject to which will be equal to the Exchange Ratio multiplied by the number of Vista Shares subject to the unvested Vista RSUs held by the holder under the same award agreement (rounded down to the nearest whole number). The Vista Shares issued to former holders of Vista DSUs and vested Vista RSUs will then be exchanged for Consideration Shares on the same basis as all other Vista Shares under the Arrangement. Holders of Vista DSUs and Vista RSUs will not receive any cash payment under the Arrangement.
See “Part I — The Arrangement — Effect of the Arrangement — Treatment of Vista RSUs and Vista DSUs”.
Details of the Arrangement
General
On September 20, 2026, Artemis Gold and Vista Gold entered into the Arrangement Agreement pursuant to which, among other things, Artemis Gold will acquire all of the outstanding Vista Shares. The Arrangement will be effected pursuant to a court-approved plan of arrangement under Division 5 of Part 9 of the BCBCA. The Parties intend to rely upon the exemption from the registration requirements of the U.S. Securities Act pursuant to Section 3(a)(10) thereof with respect to the issuance of the Consideration Shares and the Replacement RSUs pursuant to the Arrangement.
If completed, the Arrangement will result in Artemis Gold acquiring all of the issued and outstanding Vista Shares on the Effective Date, and Vista Gold will become a wholly-owned subsidiary of Artemis Gold. Pursuant to the Plan of Arrangement, at the Effective Time, Shareholders (excluding Dissenting Shareholders and Artemis Gold and its affiliates) will receive 0.0966 of an Artemis Share for each Vista Share held at the Effective Time.
For further information in respect of the Combined Company, see Appendix J to this Circular, “Information Concerning Artemis Gold Following Completion of the Arrangement”.
Arrangement Steps
If the Arrangement Resolution is approved at the Meeting, the Final Order approving the Arrangement is issued by the Court and the applicable conditions to completion of the Arrangement are satisfied or waived, the Arrangement will take effect commencing and effective as at the Effective Time.
The Arrangement involves a number of steps, which will be deemed to occur sequentially commencing at the Effective Time without any further act or formality except as expressly provided in the Plan of Arrangement. See “Part I — The Arrangement — Details of the Arrangement — Arrangement Steps”. The full text of the Plan of Arrangement is attached as Appendix D to this Circular.
Voting Agreements
In connection with the Arrangement, Artemis Gold entered into Vista Support Agreements with each of the Supporting Shareholders, being each of the directors and senior officers of Vista Gold, who, as at September 20, 2026, collectively held, in the aggregate, 4,043,884 Vista Shares, representing approximately 2.77% of the outstanding Vista Shares, together with 2,153,000 Vista DSUs and 2,004,331 Vista RSUs. Pursuant to the Vista Support Agreements, the Supporting Shareholders have agreed to, among other things, vote or cause to be voted all Vista Shares beneficially owned, or over which control or direction is exercised, by them, and any other Vista Shares directly or indirectly issued to or otherwise acquired by them after the date of the Arrangement Agreement (including, without limitation, any Vista Shares issued upon the settlement of Vista RSUs or Vista DSUs), at the Meeting (or any adjourned or postponed Meeting) in favour of the Arrangement Resolution and any other matter necessary for the consummation of the Arrangement.
See “Part I — The Arrangement — Voting Agreements”.
Approval of Shareholders Required for the Arrangement
Pursuant to the Interim Order, the number of votes required to pass the Arrangement Resolution shall be at least 66 2∕3% of the votes cast by Shareholders present in person or represented by proxy and entitled to vote at the Meeting. In addition, the Arrangement Agreement provides that, to the extent required under Securities Laws, the Arrangement Resolution must also be approved by a simple majority of the votes cast on the Arrangement Resolution by Shareholders present in person or represented by proxy and entitled to vote at the Meeting, excluding the votes cast by those persons whose votes are required to be excluded pursuant to Section 8.1(2) of MI 61-101. Such “minority approval” is required in connection with the Arrangement because Frederick H. Earnest, President and Chief Executive Officer and a director of Vista Gold, will receive a “collateral benefit” (as defined in MI 61-101) in connection with the Arrangement; the votes attached to the 2,457,008 Vista Shares beneficially owned or controlled by Mr. Earnest, representing approximately 1.68% of the outstanding Vista Shares, will be excluded for this purpose. See “Part I — The Arrangement — Securities Law Matters — Canada”. Notwithstanding the foregoing, the Arrangement Resolution authorizes the Board, without further notice to or approval of the Shareholders, to amend the Arrangement Agreement or the Plan of Arrangement, to the extent permitted by the Arrangement Agreement or the Plan of Arrangement, and, subject to the terms of the Arrangement Agreement, to decide not to proceed with the Arrangement. If the

Arrangement Resolution is not approved by the Shareholders, the Arrangement cannot be completed. See Appendix A to this Circular for the full text of the Arrangement Resolution.
See “Part I — The Arrangement — Approval of Shareholders Required for the Arrangement” and “Part III — General Proxy Matters — Vista Gold — Procedure and Votes Required”.
Court Approval
The Arrangement requires the Court’s approval of the Final Order. On [               ], 2026 the Court granted the Interim Order providing for the calling and holding of the Meeting and other procedural matters, including, but not limited to: (a) the Shareholder Approval; (b) the Dissent Rights granted to Registered Shareholders; (c) the notice requirements with respect to the presentation of the application to the Court for the Final Order; (d) the ability of Vista Gold to adjourn or postpone the Meeting from time to time with the consent of Artemis Gold in accordance with the terms of the Arrangement Agreement, as modified, supplemented or amended by the Interim Order, without need for additional approval of the Court; and (e) that the Record Date for the Shareholders entitled to notice of and to vote at the Meeting will not change in respect of any adjournment(s) or postponement(s) of the Meeting. The Interim Order is attached as Appendix B to this Circular.
Vista Gold is required to seek the Final Order as soon as reasonably practicable, but, in any event, not later than three Business Days after the Arrangement Resolution is passed at the Meeting, or such other date as may be agreed to by the Parties in writing. The application for the Final Order approving the Arrangement is scheduled for [               ], 2026 at [            ] (Vancouver time), or as soon thereafter as counsel may be heard, at the Supreme Court of British Columbia, 800 Smithe Street, Vancouver, British Columbia. At the hearing, any Shareholder or holder of Vista RSUs and/or Vista DSUs who wishes to participate or to be represented or to present evidence or argument may do so, subject to filing with the Court and serving upon Vista Gold on or before [           ] (Vancouver time) on [               ], 202[6], or the second last Business Day before the hearing of the application or such other date as the Court may order, a Response to Petition setting out their address for service and indicating whether such Shareholder or holder of Vista RSUs and/or Vista DSUs intends to support or oppose the application or make submissions thereat, together with a summary of the position such Shareholder or holder of Vista RSUs and/or Vista DSUs intends to advocate before the Court and any evidence or materials which such party intends to present to the Court. At the hearing, the Court will consider, among other things, the procedural and substantive fairness and the reasonableness of the Arrangement and such issuance of Consideration Shares and the Replacement RSUs as the Court determines appropriate, both from a substantive and a procedural point of view. The Court may approve the Arrangement and such issuance of Consideration Shares and the Replacement RSUs, either as proposed or as amended, in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court thinks fit. Depending upon the nature of any required amendments, Vista Gold and/or Artemis Gold may determine not to proceed with the Arrangement, in which case the Consideration Shares and the Replacement RSUs will not be issued.
See “Part I — The Arrangement — Procedure for the Arrangement Becoming Effective” and “Part I — The Arrangement — Court Approvals”.
Stock Exchange Listing Approvals and Delisting Matters
It is a mutual condition to completion of the Arrangement that the approval of the TSX and the TSXV has been obtained. Artemis Gold has agreed to apply for and use commercially reasonable efforts to obtain conditional approval of the listing and posting for trading of the Consideration Shares on the TSXV, subject only to the satisfaction by Artemis Gold of customary listing conditions of the TSXV. Artemis Gold does not presently intend to list the Consideration Shares on the NYSE American. It is anticipated that the Vista Shares will be delisted from the TSX and the NYSE American as promptly as possible following completion of the Arrangement.
See “Part I — The Arrangement — Stock Exchange Listing Approvals and Delisting Matters”.
Other Regulatory Approvals
In addition to the approval of the Arrangement Resolution by Shareholders and approval of the Court, it is a mutual condition precedent to the implementation of the Arrangement that the Key Regulatory

Approvals, being the FIRB Approval and the NT Ministerial Consent, and the approval of the TSX and the TSXV, are obtained. See “Part I — The Arrangement — The Arrangement Agreement — Conditions to the Arrangement Becoming Effective — Mutual Conditions” and “Part I — The Arrangement — Other Regulatory Approvals”.
FIRB Approval
The Australian government screens certain types of foreign investment under the Foreign Acquisitions and Takeovers Act 1975 (Cth) (the “FATA”) and the Foreign Acquisitions and Takeovers Regulation 2015 (Cth) (the “FATR” and together with FATA, the “FI Legislation”) to determine whether a particular investment proposal is contrary to Australia’s national interest or national security. Under the FI Legislation, the Treasurer of the Commonwealth of Australia (or their delegate(s)) have the power to review, block and apply conditions to certain types of foreign investment “actions” in connection with Australian businesses or entities by entities/persons which are considered to be “foreign persons” as defined in the FI Legislation.
Among the transactions caught by the FI Legislation, a direct or indirect (having regard to tracing rules in the FI Legislation) acquisition of ten percent (10%) or more of an Australian entity, business, or Australian land (including mining and production tenements), by a foreign person must be notified with the FIRB if the investment meets the criteria of a Notifiable Action (as defined in the FI Legislation). An acquisition of an interest in any entity or business that is a “national security business” in Australia by any foreign person must also be notified if the investment meets the criteria of a “Notifiable National Security Action” (as defined in the FI Legislation). Notifiable Actions, Notifiable National Security Actions or any other actions that are notified to the FIRB must not proceed until the Treasurer of the Commonwealth of Australia (or their delegate(s)) grants approval by issuing a notice of no-objection (with or without imposing conditions) or the Treasurer of the Commonwealth of Australia has become precluded through the passing of time from making an order.
Following the notification of an action to FIRB and payment of the applicable filing fee, the statutory review period is thirty (30) days, but this period regularly gets extended by FIRB requesting that the applicant voluntarily request an extension, noting that if the applicant does not, the Treasurer may (1) exercise his powers under section 77A of FATA to impose an up to ninety (90) day extension unilaterally or (2) impose an interim stop order of up to ninety (90) days under section 68A of FATA. FIRB may impose more than one unilateral extension or interim stop order. Following a decision, FIRB has an additional 10-day period to notify the acquirer of the decision.
It is a mutual condition to completion of the Arrangement that the FIRB Approval is obtained. Under the Arrangement Agreement, “FIRB Approval” means that the Treasurer of the Commonwealth of Australia or its delegate has either (a) provided written notice that there is no objection under the FATA to the proposed transactions contemplated by the Arrangement Agreement that give rise to ‘notifiable actions’ or ‘notifiable national security actions’, with the notice of no objection being either unconditional or subject only to (i) any of the ‘example’ tax conditions contemplated in Part D of the Australian Department of Treasury’s Guidance Note 12 ‘Tax Conditions’ (as last updated on 27 May 2025), or (ii) conditions which are reasonably acceptable to Artemis Gold, or (b) become precluded from exercising any power to make an order under Division 2 of Part 3 of the FATA in respect of such transactions. Artemis Gold has agreed to use commercially reasonable efforts to prepare, file and diligently pursue the application for the FIRB Approval, and Vista Gold has agreed to provide to Artemis Gold all information, and to promptly do all things, reasonably required by Artemis Gold to make the application for, or otherwise procure, the FIRB Approval.
NT Ministerial Consent
Vista Gold Australia Pty Ltd, a wholly-owned subsidiary of Vista Gold, is party to an agreement with the Northern Territory of Australia dated March 1, 2006, as amended or supplemented (the “NT Consent Agreement”), relating to the Mt Todd Gold Project. Clause 19 of the NT Consent Agreement requires the consent of the responsible Minister of the Northern Territory of Australia in connection with the Arrangement and the acquisition by Artemis Gold of the Vista Shares (the “NT Ministerial Consent”). It is a mutual condition to completion of the Arrangement that the NT Ministerial Consent is obtained.

Under the Arrangement Agreement, Vista Gold has agreed to, and to cause Vista Gold Australia Pty Ltd to, use commercially reasonable efforts to prepare, file and diligently pursue the application for the NT Ministerial Consent as soon as reasonably practicable after the date of the Arrangement Agreement, and Artemis Gold has agreed to cooperate with Vista Gold in connection therewith.
See “Part I — The Arrangement — Other Regulatory Approvals” and “Part I — The Arrangement — The Arrangement Agreement — Conditions to the Arrangement Becoming Effective — Mutual Conditions”.
Timing
If the Meeting is held as scheduled and is not adjourned and/or postponed and the Shareholder Approval is obtained, it is expected that Vista Gold will apply for the Final Order approving the Arrangement on [            ]. If the Final Order is obtained in a form and substance satisfactory to Vista Gold and Artemis Gold, and all other conditions set forth in the Arrangement Agreement are satisfied or waived by the applicable Party, Vista Gold expects the Effective Date to occur by [               ], 2027 following the receipt of all requisite Regulatory Approvals and consents. However, it is not possible at this time to state with certainty when the Effective Date will occur as completion of the Arrangement may be delayed beyond this time if the conditions to completion of the Arrangement cannot be met on a timely basis. Subject to certain limitations, each Party may terminate the Arrangement Agreement if the Arrangement is not consummated by the Outside Date, being April 15, 2027 or such later date as may be agreed to in writing by the Parties. If the Effective Date has not occurred by the Outside Date as a result of the failure to obtain any of the Key Regulatory Approvals, either Party may elect, by notice in writing delivered prior to the Outside Date, to extend the Outside Date from time to time by a specified period of not less than 30 days if the Party so extending the Outside Date reasonably believes that the Key Regulatory Approvals are capable of being obtained prior to the Outside Date, as so extended, provided that in aggregate such extensions shall not exceed 60 days.
See “Part I — The Arrangement — Timing”.
Accounting Treatment
The Arrangement will be accounted for as an acquisition of Vista Gold by Artemis Gold using the asset acquisition method in accordance with the IFRS Accounting Standards as issued by the IASB.
See “Part I — The Arrangement — Accounting Treatment”.
Procedure for Exchange of Vista Shares
In order to receive the Consideration Shares that they are entitled to receive pursuant to the Arrangement, Registered Shareholders must deposit with the Depositary (at the address specified on the last page of the Letter of Transmittal) the validly completed and duly signed Letter of Transmittal together with the certificate(s) representing the Registered Shareholder’s Vista Shares and such other documents and instruments as the Depositary may reasonably require. Registered Shareholders who do not have their Vista Share certificates should refer to “Part I — The Arrangement — Lost Certificates”.
Vista Gold currently anticipates that the Arrangement will be completed by the end of the first quarter of 2027, subject to obtaining the requisite approvals and satisfying other closing conditions. Registered Shareholders will have received a Letter of Transmittal with this Circular. The Letter of Transmittal will also be available under Vista Gold’s profile on SEDAR+ at www.sedarplus.ca. Additional copies of the Letter of Transmittal will also be available by contacting the proxy solicitation agent of Vista Gold by using the contact details listed on the back page of this Circular.
The exchange of Vista Shares for Artemis Shares in respect of any Non-Registered Shareholder is expected to be made with the Non-Registered Shareholder’s Intermediary account through the procedures in place for such purposes between CDS or DTC and such Intermediary. Non-Registered Shareholders should contact their Intermediary if they have any questions regarding this process and to arrange for their Intermediary to complete the necessary steps to ensure that they receive the Artemis Shares in respect of their Vista Shares.
The use of mail to transmit certificates representing Vista Shares and the Letter of Transmittal will be at the risk of Registered Shareholders. Vista Gold recommends that such certificates and documents be delivered by hand to the Depositary and a receipt therefor be obtained or that registered mail with return receipt requested, properly insured, be used.
The instructions for exchanging Vista Shares and depositing such Vista Shares with the Depositary are set out in the Letter of Transmittal. Except as otherwise provided in the instructions in the Letter of Transmittal, all signatures on (i) the Letter of Transmittal, and (ii) certificates representing Vista Shares, must be guaranteed by an Eligible Institution. See “Part I — The Arrangement — Procedure for Exchange of Vista Shares”.
Australian Withholding Tax
The value of Vista Gold is expected to be principally attributable to Australian real property, including mining rights as the result of its ownership of the Mt Todd Gold Project. As a result, Vista Shares may be “indirect Australian real property interests” as defined in section 855-25 of the Income Tax Assessment Act 1997 (Cth) (the “ITAA 1997”) for certain non-Australian tax resident Shareholders. Subdivision 14-D of Schedule 1 to the TAA (the Australian foreign resident capital gains withholding regime) applies, in principle, to the acquisition of Vista Shares by Artemis Gold under the Arrangement. In the absence of a relevant declaration or variation notice, Artemis Gold may be required to withhold 15% of the market value of the Consideration otherwise payable to a foreign resident Shareholder whose Vista Shares are indirect Australian real property interests (broadly, a Shareholder who, together with its associates, holds or has held 10% or more of the Vista Shares) and remit that amount to the Commissioner of Taxation in Australia. The Plan of Arrangement contains mechanisms designed to limit the circumstances in which Australian withholding will apply, including by Shareholders providing a Non-IARPI Declaration, a Residency Declaration or a Variation Notice (each as defined in the Glossary of Terms). Vista Gold and Artemis Gold have agreed that Artemis Gold will approach the ATO to seek confirmation that its proposed approach to Australian foreign resident capital gains withholding, including the categories of Shareholders who will be asked to provide declarations, is reasonable. See “Part I — The Arrangement — Withholding Rights” and “Part I — The Arrangement — Certain Australian Tax Considerations”.
Shareholders should consult their own tax advisors regarding the Australian tax consequences of the Arrangement, having regard to their particular circumstances.
Treatment of Fractional Artemis Shares
In no event will any Shareholder be entitled to a fraction of an Artemis Share and no certificates representing fractional Artemis Shares shall be issued upon the surrender for exchange of certificates by Shareholders pursuant to the Plan of Arrangement. Where the aggregate number of Artemis Shares to be issued to a Shareholder would result in a fraction of an Artemis Share being issuable, the number of Artemis Shares to be received by such Shareholder shall be rounded down to the nearest whole Artemis Share and no person will be entitled to any compensation in respect of a fractional Artemis Share.
See “Part I — The Arrangement — Treatment of Fractional Artemis Shares”.
Right to Dissent
The Interim Order expressly provides Registered Shareholders as of the Record Date with Dissent Rights in respect of the Arrangement Resolution, pursuant to Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order, the Final Order or any other order of the Court. Any Registered Shareholder as of the Record Date who dissents from the Arrangement Resolution in compliance with Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order, the Final Order or any other order of the Court, will be entitled, in the event the Arrangement becomes effective, to be paid by Vista Gold (to the extent available with Vista Gold funds not directly or indirectly provided by Artemis Gold and its affiliates, and subject to applicable withholdings, including under Subdivision 14-D) the fair value of the Dissent Shares held by such Dissenting Shareholder determined as of the close of business on the day before the Arrangement Resolution is adopted. Shareholders are cautioned that fair value could be determined to be less than the value of the consideration payable pursuant to the terms of the Arrangement and that the proceeds of disposition received by a Dissenting Shareholder may be treated in a different, and potentially more adverse, manner under Canadian, United States federal and Australian income tax Laws than had such Shareholder exchanged his or her Vista Shares for Consideration Shares pursuant to the Arrangement and that an investment banking opinion as to the fairness, from a financial point of view, of the consideration payable in a sale transaction, such as the Arrangement, is not an opinion as to, and does not otherwise address, “fair value” under Sections 237 to 247 of the BCBCA. In addition, any judicial determination of fair value will result in delay of receipt by a Dissenting Shareholder of consideration for such Dissenting Shareholder’s Dissent Shares.
The Dissent Procedures require that a Registered Shareholder as of the Record Date who wishes to dissent must send a written notice of dissent to the Arrangement Resolution to Vista Gold c/o Stikeman Elliott LLP, 666 Burrard Street, Suite 2700, Vancouver, British Columbia, V6C 2X8, Canada (Attention: Jonathan Buysen), to be received by no later than 5:00 p.m. (Vancouver time) on [           ] or, in the case of any adjourned or postponed Meeting, by no later than 5:00 p.m. (Vancouver time) on the second Business Day immediately preceding the day of the adjourned or postponed Meeting, and must otherwise strictly comply with the Dissent Procedures described in this Circular. Failure to strictly comply with the Dissent Procedures may result in loss of the Dissent Right.
A Non-Registered Shareholder will not be entitled to exercise Dissent Rights directly (unless the Vista Shares are re-registered in the Non-Registered Shareholder’s name prior to the time for delivering a notice of dissent). A Non-Registered Shareholder that wishes to exercise Dissent Rights should immediately contact the Intermediary with whom the Non-Registered Shareholder deals in respect of their Vista Shares and either: (i) instruct the Intermediary to exercise Dissent Rights on the Non-Registered Shareholder’s behalf (which, if the Vista Shares are registered in the name of CDS or other clearing agency, may require that such Vista Shares first be re-registered in the name of the Intermediary); or (ii) instruct the Intermediary to re-register such Vista Shares in the name of the Non-Registered Shareholder, in which case the Non-Registered Shareholder would be able to exercise Dissent Rights directly. In addition, a Dissenting Shareholder must not exercise Dissent Rights in respect of only a portion of such Dissenting Shareholder’s Vista Shares but must dissent with respect to all Vista Shares held by such Dissenting Shareholder.
The Arrangement Agreement provides that it is a condition to the obligation of Artemis Gold to complete the Arrangement that Dissent Rights shall not have been validly exercised in connection with the Arrangement by holders of more than 7.5% of the Vista Shares then outstanding.
See “Part I — The Arrangement — The Arrangement Agreement — Conditions to the Arrangement Becoming Effective” and “Part I — The Arrangement — Right to Dissent”.
The full text of Division 2 of Part 8 of the BCBCA (Sections 237 to 247) is set forth in Appendix K to this Circular. Shareholders that are considering exercising Dissent Rights should consult their own legal and financial advisors.
Certain Canadian Federal Income Tax Considerations
This Circular contains a discussion of the principal Canadian federal income tax consequences to a holder of Vista Shares that receives Artemis Shares under the Arrangement. Shareholders are advised to review the section entitled “Part I — The Arrangement — Certain Canadian Federal Income Tax Considerations” for a broader discussion of the Canadian federal income tax consequences of the Arrangement.
Holders Resident in Canada
Generally, Shareholders resident in Canada for the purposes of the Tax Act will not realize a capital gain (or a capital loss) upon the exchange of Vista Shares for Artemis Shares. However, such Shareholders may choose to recognize a capital gain (or a capital loss) in respect of the exchange of Vista Shares for Artemis Shares by including such capital gain (or capital loss) in computing their income for a taxation year in which the exchange occurs. See “Part I — The Arrangement — Certain Canadian Federal Income Tax Considerations — Holders Resident in Canada.”
Holders Not Resident in Canada
Shareholders that are non-residents of Canada for purposes of the Tax Act will generally not be subject to tax under the Tax Act in respect of the Arrangement. See “Part I — The Arrangement — Certain Canadian Federal Income Tax Considerations — Shareholders Not Resident in Canada”.

Certain United States Federal Income Tax Considerations to U.S. Holders
The Arrangement (as defined under the heading “Part I — The Arrangement — Certain United States Federal Income Tax Considerations to U.S. Holders”) is intended to qualify for U.S. federal income tax purposes as a “reorganization” within the meaning of Section 368(a) of the U.S. Tax Code. No party to the Arrangement has requested, or intends to request, a ruling from the IRS or an opinion of counsel with respect to whether the Arrangement will qualify as a reorganization. Accordingly, U.S. Holders, as defined under the heading “Part I — The Arrangement — Certain United States Federal Income Tax Considerations to U.S. Holders”, are urged to consult their own tax advisors as to whether the Arrangement will qualify as a reorganization.
If the Arrangement qualifies as a reorganization, no gain or loss will be recognized by U.S. Holders (as defined under the heading “Part I — The Arrangement — Certain United States Federal Income Tax Considerations to U.S. Holders”) as a result of the receipt of Artemis Shares in exchange for Vista Shares pursuant to the Arrangement. If, however, the Arrangement fails to qualify as a reorganization, the exchange by the Shareholders of their Vista Shares pursuant to the Arrangement will be treated for U.S. federal income tax purposes as taxable sales by U.S. Holders of their Vista Shares in exchange for Artemis Shares. In such case, U.S. Holders generally would recognize a capital gain or loss in an amount equal to the difference, if any, between the fair market value of the Artemis Shares received in the Arrangement and the adjusted tax basis of the Vista Shares exchanged for such Artemis Shares. Notwithstanding the foregoing, the passive foreign investment company rules would apply if Vista Gold was a passive foreign investment company at any time during the period in which a U.S. Holder held its Vista Shares.
The foregoing summary is qualified in its entirety by the more detailed summary set forth in this Circular under the heading “Part I — The Arrangement — Certain United States Federal Income Tax Considerations to U.S. Holders”. Shareholders should consult their own tax advisors regarding the United States federal tax consequences of the Arrangement.
Risk Factors
Shareholders should consider a number of risk factors relating to the Arrangement and Vista Gold in evaluating whether to approve the Arrangement Resolution. In addition to the risk factors described under the heading “Risk Factors” in the Vista Annual Report, which are specifically incorporated by reference into this Circular, and the risk factors described under Appendix H, “Information Concerning Vista Gold,” appended to this Circular and the risk factors described under Appendix I, “Information Concerning Artemis Gold” appended to this Circular, the following is a list of certain additional and supplemental risk factors which Shareholders should carefully consider before making a decision regarding approving the Arrangement Resolution:
•
The Arrangement is subject to satisfaction or waiver of various conditions;

•
Shareholders will receive a fixed number of Artemis Shares;

•
The Arrangement Agreement may be terminated in certain circumstances;

•
While the Arrangement is pending, Vista Gold is restricted from pursuing alternatives to the Arrangement and taking other certain actions;

•
Vista Gold could be required to pay Artemis Gold a termination fee of $18,148,536 in specified circumstances;

•
Vista Gold will incur costs even if the Arrangement is not completed and Vista Gold or Artemis Gold may have to pay various expenses incurred in connection with the Arrangement;

•
If the Arrangement is not consummated by the Outside Date, either Vista Gold or Artemis Gold may elect not to proceed with the Arrangement;

•
Vista Gold and Artemis Gold may be the targets of legal claims, securities class actions, derivative lawsuits and other claims, and any such claims may delay or prevent the Arrangement from being completed;

•
Uncertainty surrounding the Arrangement could adversely affect Vista Gold’s or Artemis Gold’s retention of suppliers and personnel and could negatively impact future business and operations;

•
The pending Arrangement may divert the attention of Vista Gold’s and Artemis Gold’s management;

•
Payments in connection with the exercise of Dissent Rights may impair Vista Gold’s financial resources;

•
Vista Gold directors and officers may have interests in the Arrangement different from the interests of Shareholders following completion of the Arrangement;

•
Tax consequences of the Arrangement may differ from anticipated treatment, including that if the Arrangement does not qualify as a “reorganization” within the meaning of Section 368(a) of the U.S. Tax Code, some Shareholders may be required to pay U.S. federal income taxes;

•
The ATO’s response to Artemis Gold’s submission may not confirm that Artemis Gold’s proposed approach to Australian withholding under Subdivision 14-D is reasonable. If so, more Shareholders may be asked to provide a declaration, and Shareholders who do not provide a valid declaration or Variation Notice may have Australian withholding applied to their Consideration (which may be funded by selling some of their Consideration Shares);

•
FIRB Approval may be granted subject to conditions, including tax conditions that go beyond the “example” conditions in Part D of Guidance Note 12, which Artemis Gold would be required to accept acting reasonably;

•
Any Pre-Acquisition Reorganization carried out at Artemis Gold’s request may give rise to Australian income tax, GST or stamp duty consequences for Vista Gold or Vista Gold Australia Pty Ltd;

•
Vista Gold has not verified the reliability of the information regarding Artemis Gold included in, or which may have been omitted from this Circular;

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There are risks related to the integration of Vista Gold’s and Artemis Gold’s existing businesses;

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The relative trading price of the Vista Shares and Artemis Shares prior to the Effective Time and the trading price of the Artemis Shares following the Effective Time may be volatile;

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Following completion of the Arrangement, Artemis Gold may issue additional equity securities or incur additional obligations;

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The Key Regulatory Approvals may not be obtained, or may be obtained subject to conditions;

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Australian foreign resident capital gains withholding may reduce the number of Consideration Shares delivered to certain Shareholders;

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Fluctuations in currency exchange rates may affect the value of the Consideration;

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There is no assurance that Artemis Gold will achieve its objectives at the Blackwater Mine for its Phase 1A and EP2 expansions.

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There is no assurance that the Mt Todd Gold Project will be developed, or as to the timing, scale or configuration of any development;

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The Combined Company will be exposed to risks associated with operating in a new jurisdiction;

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The Combined Company will assume the liabilities of Vista Gold, including environmental and rehabilitation obligations relating to the Mt Todd Gold Project; and

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Failure by Artemis Gold and/or Vista Gold to comply with applicable Laws prior to the Arrangement could subject the Combined Company to penalties and other adverse consequences following completion of the Arrangement.

The risk factors identified above are a summary of certain of the risk factors contained elsewhere or incorporated by reference in this Circular. See “Part I — The Arrangement — Risk Factors Related to the Arrangement” and “Part I — The Arrangement — Risk Factors Related to the Operations of the Combined Company.” Shareholders should carefully consider all such risk factors.

PART I — THE ARRANGEMENT
Background to the Arrangement
The Mt Todd Gold Project, Vista Gold’s principal asset, is a large gold project located in Northern Territory, Australia. As further described below, Vista Gold has over time evaluated the Mt Todd Gold Project at various throughput rates, including 33,000 tonnes per day, 50,000 tonnes per day and most recently at 15,000 tonnes per day. An important strategic factor the Board has considered is that the economies of scale associated with the 50,000 tonnes per day project has consistently translated into the greatest projected economic returns, but the capital cost of the project at that scale was beyond the financing capacity of Vista Gold on a standalone basis. Vista Gold’s decision to evaluate a 15,000 tonnes per day operation, coupled with rising gold prices over the period in question, demonstrated the economics of an initially smaller scale project with a higher reserve grade that could potentially be financed and constructed by Vista Gold on a stand-alone basis.
The completion of the 15,000 tonnes per day feasibility study in July 2025 again demonstrated the technical viability of the Mt Todd Gold Project and the favourable economics of the project in the prevailing gold price environment and resulted in increased interest in the project from potential partners and investors. The Board considered several proposals over an extended period of time, including proposals from Artemis Gold that ultimately resulted in the execution of the Arrangement Agreement, which is the result of extensive negotiations among representatives of Vista Gold and Artemis Gold, and their respective outside legal and financial advisors. The following is a summary of the key meetings, discussions, and events that led to the execution of the Arrangement Agreement. This summary does not purport to include all conversations among all parties.
In the ordinary course of business, the Board and senior management regularly assess strategic alternatives to enhance shareholder value, including the evaluation of potential business combinations and joint ventures. As discussed above, the Board recognizes the potential benefits of pursuing the development of the Mt Todd Gold Project on a standalone basis, and also acknowledges the considerable risks associated with that strategy. On an ongoing basis, the Board has weighed the merits of a standalone approach against the possibility of a sale of Vista Gold or the development of the Mt Todd Gold Project through a joint venture. In connection with its ongoing evaluation of strategic alternatives, Vista Gold has from time to time entered into confidentiality or non-disclosure agreements with potential counterparties to facilitate preliminary discussions and provide the opportunity to conduct due diligence. As part of its ongoing process of considering proposed transactions and strategies to attract interest in the Mt Todd Gold Project, the Board met frequently in executive and in camera sessions, with only independent directors present. The Board has consulted regularly with its financial advisor regarding potential opportunities since its engagement in 2020 and sought and received advice from its financial advisor and legal counsel prior to decisions related to each proposed transaction.
In January 2020, the Board engaged CIBC to serve as financial advisor to Vista Gold and conduct a process seeking a joint venture partner for the Mt Todd Gold Project, focusing on Chinese gold producers and companies with operations in Australia. This process resulted in Vista Gold and its representatives contacting approximately 30 companies. Non-Australian parties were subsequently de-emphasized during this process due to the significant restrictions on travel and access to the Mt Todd Gold Project site that were imposed by the Australian and Northern Territory governments because of the COVID-19 pandemic. In December 2020, Vista Gold received one non-binding proposal as a result of this process. Pursuant to the proposal, the counterparty would have: acquired a 10.9% interest in Vista Gold for $12.5 million; received an option to acquire a 50% interest in the Mt Todd Gold Project in return for $44 million payable to Vista Gold and the funding of $105 million of capital expenditures; received a second option to acquire an additional 25% interest in the Mt Todd Gold Project in return for funding $320 million of capital expenditures; and committed to fund $10 million annually for three years for regional exploration programs. The Board determined that the proposed structure and value offered did not warrant further negotiations.
On February 9, 2022, Vista Gold announced the results of a feasibility study for the Mt Todd Gold Project with a planned throughput of 50,000 tonnes per day. This feasibility study estimated average annual production of 395,000 ounces per year over a 16 year mine life with life of mine all-in sustaining costs averaging $928 per ounce. The initial capital cost of the project was estimated to be $892 million, which was too large for

Vista Gold to undertake on a standalone basis, but potentially manageable on a joint venture basis. This was Vista Gold’s first feasibility study for the Mt Todd Gold Project and it targeted the economies of scale and efficiencies available through large-scale operations. The design criteria used in this study were intentionally selected to align with those used by senior gold producers, who were considered to be the most likely investors in a potential joint venture arrangement.
On March 17, 2022, Vista Gold announced that CIBC would lead a formal process to assist Vista Gold in evaluating a broad range of alternatives to unlock the value of the Mt Todd Gold Project. At the direction of the Board, CIBC launched a formal process in April 2022, which resulted in five companies conducting due diligence on the Mt Todd Gold Project and the receipt of one non-binding indicative offer in June 2022 to acquire Vista Gold for approximately $1.02 per Vista Share. This indicative offer was subsequently withdrawn following due diligence, with concerns expressed regarding the impact that worldwide inflation and reported supply chain difficulties would have on the final capital and operating costs of the project. Similar concerns were expressed by other parties, and, after discussing with CIBC, the Board decided to lower the profile of the process until there was greater certainty regarding costs.
Following feedback from potential counterparties and generally limited market interest in large-scale development stage projects at that time, the Board decided in August 2022 to evaluate the development of the Mt Todd Gold Project on a reduced scale, targeting nameplate throughput capacity of 15,000 tonnes per day rather than the prior target of 50,000 tonnes per day. Vista Gold’s decision to evaluate a 15,000 tonnes per day operation was intended to assess whether a smaller-scale project with a higher reserve grade and lower initial capital requirements could be financed and constructed by Vista Gold on a stand-alone basis. On March 1, 2023, Vista Gold reported the results of an internal scoping study that demonstrated encouraging potential for developing a smaller-scale project.
In 2023 and continuing into 2024, gold producers demonstrated limited interest in acquiring large-scale development stage projects. Between July 2023 and February 2025, however, several mining companies provided non-binding indications of interest to Vista Gold regarding potential business combination transactions. In particular, one company made an indicative offer in July 2023 to purchase Vista Gold’s Australian subsidiary for $90 million in cash, another proposed in November 2023 a transaction in which it would receive a 24-month option to acquire a 75% interest in the Mt Todd Gold Project for an option fee of $10 million and an option exercise price of $150 million, and a third proposed in February 2025 to acquire Vista Gold in an all-stock transaction valuing each Vista Share at $0.84 (subsequently increased to $1.23 per share). The Board rejected each of these proposals because it believed that the proposals undervalued Vista Gold and the Mt Todd Gold Project.
On March 13, 2024, to meet statutory requirements for reporting gold reserves in its public financial statements, Vista Gold announced the results of an updated feasibility study at 50,000 tonnes per day. Mine plans, throughput, processing plant layout and the flowsheet remained the same as the 2022 study, but capital and operating costs were updated to reflect costs as of the end of 2023. Estimated life-of-mine all in sustaining costs increased to $1,034 per ounce and the estimated initial capital cost increased to $1.03 billion.
On December 10, 2024, Vista Gold announced the commencement of a feasibility study targeting a higher reserve grade and significantly lower initial capital costs based on a 15,000 tonnes per day project at Mt Todd. Vista Gold selected consultants with extensive Australian and international experience to deliver a fit-for-purpose design of the project. The timing of this feasibility study coincided with a period of rising gold prices, which increased by approximately 20% to $2,400 per ounce over the duration of the study.
As Vista Gold continued to evaluate strategic alternatives for the Mt Todd Gold Project, in December 2024, Artemis Gold contacted Vista Gold to express its interest in learning more about Vista Gold and the Mt Todd Gold Project. In connection with these preliminary discussions and to facilitate the potential exchange of information between the parties, Vista Gold and Artemis Gold entered into a confidentiality agreement dated December 16, 2024.
In July 2025, Vista Gold publicly disclosed the results of the new feasibility study for the Mt Todd Gold Project, highlighting a smaller initial scale of 15,000 tonnes per day and a higher cutoff grade that resulted in a reserve grade close to one gram of gold per tonne. The re-design of the project at this scale included practices commonly employed in Australian gold projects of similar scale, including contract mining, third-party power generation, and a fly-in/fly-out workforce with a camp at the mine site. With the initial capital cost of the project estimated to be $425 million, the study demonstrated the technical viability and favourable economics of a smaller-scale project in the prevailing gold price environment and supported the potential development of the Mt Todd Gold Project by Vista Gold on a stand-alone basis. At the same time, the reduced capital requirements broadened the universe of potential counterparties beyond those capable of pursuing the 50,000 tonnes per day project with an initial capital cost in excess of $1 billion.
Following the completion of the July 2025 feasibility study, Vista Gold engaged with approximately 15 potential counterparties regarding a variety of transaction structures. The Board continued to consider these opportunities against the alternative of advancing the Mt Todd Gold Project on a stand-alone basis, and gave careful consideration to a number of proposals from potential project developers, mine operators and other counterparties.
In October 2025, one of these companies, a South American-based gold producer (“Company A”), expressed interest in acquiring Vista Gold and the parties entered into a mutual non-disclosure agreement. In November 2025, Vista Gold began interviewing internally identified candidates for an Australia-based project execution team.
In December 2025, Vista Gold announced its decision to advance the Mt Todd Gold Project on a stand-alone basis, supported by its commitment to building an Australia-based project execution team.
In December 2025, Company A proposed to acquire Vista Gold for $2.42 per Vista Share in a combination of cash and Company A shares, which offer was increased in January 2026 to $2.83 per Vista Share, also consisting of a combination of cash and Company A shares.
In January 2026, the Board constituted the Special Committee, consisting of all the members of the Board other than Mr. Earnest, to consider the proposal of Company A and any alternatives thereto. Each subsequent meeting of the Board at which a potential strategic transaction was considered included a meeting of the Special Committee, and each action of the Board referenced below was taken on the recommendation of the Special Committee.
In late January 2026, the Board unanimously determined to terminate discussions with Company A because (i) the proposed offer price, which Company A declined to increase from $2.83 per Vista Share, was lower than the then-current trading price of the Vista Shares, (ii) the Board believed the value of the Company A shares that Shareholders would receive in the transaction was subject to an undesirable level of risk due to the nature and geographic locations of Company A’s operations, its country of domicile, and limited liquidity through its North American listing, (iii) there was insufficient access to information to conclude that Company A had sufficient cash and/or ability to raise the required debt financing to fund the proposed cash portion of their offer, and (iv) the recent significant increase in the price of gold, and a corresponding increase in the trading price of Vista Shares, created an opportunity to complete a financing transaction on attractive terms that could be lost if Vista Gold pursued the Company A proposal.
In March 2026, Vista Gold completed a public offering pursuant to which it raised $44.85 million through the sale of 17.94 million shares at a price of $2.50 per share. With the proceeds from this financing, Vista Gold had sufficient capital to support the advancement of the Mt Todd Gold Project through the start of detailed engineering and design.
Also in March 2026, Vista Gold received a non-binding proposal from an Australian-based gold producer (“Company B”), pursuant to which Company B would pay Vista Gold A$10 million for an 18-month option to acquire up to a 51% interest in the Mt Todd Gold Project in return for a commitment to investing $250 million in capital expenditures. The Board rejected the Company B proposal on the grounds that its structure was unacceptable and it undervalued the Mt Todd Gold Project.
Also in March 2026, Artemis Gold provided a presentation to Vista Gold regarding a potential transaction structure in which Artemis Gold would make an investment in Vista Gold and enter into an earn-in arrangement pursuant to which it could acquire up to a 70% interest in the Mt Todd Gold Project through multiple stages. The presentation did not include specific financial terms but included valuation information for discussion. After consideration, the Board elected not to pursue such an earn-in transaction but directed its representatives to indicate to Artemis Gold that it remained open to an acquisition transaction at a suitable premium to the trading price of Vista Shares.
In May 2026, Vista Gold hosted a group of executives and technical managers from Artemis Gold for a site visit at the Mt Todd Gold Project site and meetings with Jawoyn Aboriginal leaders and Vista Gold’s environmental consultants.
In June 2026, a Southeast Asia-based diversified metals producer (“Company C”) contacted Vista Gold to express interest in a potential joint venture transaction and the parties held a meeting to discuss such a transaction. Company C subsequently conducted a site visit to Mt Todd.
On August 21, 2026, Artemis Gold provided a letter to Mr. Earnest proposing an all-share acquisition of Vista Gold based on an exchange ratio set at a 25% premium to the volume-weighted average trading prices of each of Vista Shares and Artemis Shares over the 20-day period prior to public announcement of the Arrangement (“20-day VWAP”). This letter also contemplated a 15-day exclusivity period and confirmed that Artemis Gold had completed its technical due diligence. The Board met to consider the proposal on August 24, 2026. After discussing with representatives of CIBC, Stikeman Elliott, and Davis Graham, the Board authorized CIBC to inform BMO, Artemis Gold’s financial advisor, that Vista Gold would agree to the proposal if the premium were increased to 33% of the 20-day VWAP. At the Board’s direction, representatives of CIBC delivered this counterproposal to Artemis Gold, through BMO, on August 26, 2026. On August 27, 2026, Artemis Gold, through BMO, informed representatives of CIBC that it was not prepared to proceed at a 33% premium and instead proposed a 29% premium to the 20-day VWAP, which represented the midpoint between Artemis Gold’s initial proposed premium of 25% and Vista Gold’s counterproposal of 33% (the “Artemis Proposal”).
Also on August 27, 2026, Mr. Earnest received a phone call from a representative of Company C, who stated that Vista Gold should expect to receive an indicative proposal from Company C regarding a potential joint venture transaction early the following week. The representative described a proposed transaction whereby Company C would acquire 55% of Vista Gold’s Australian subsidiary at a price reflecting a total valuation of Vista Gold of approximately $395 million. As part of its proposal, Company C would require a 120-day exclusivity period.
The Board met on August 28, 2026 to discuss the Artemis Proposal and the terms being proposed by Company C. After discussing the Artemis Proposal with representatives of CIBC, Stikeman Elliott and Davis Graham, the Board recognized that the terms proposed by Company C reflected a potentially attractive valuation of Vista Gold but also identified risks associated with the proposal, including (i) the increased complexity of a joint venture transaction relative to an acquisition and the related risk that the parties would be unable to agree on the terms of definitive documents, (ii) the risks to Shareholders involved in ceding majority control of the Mt Todd Gold Project to another company, (iii) the financing, construction and commissioning risks that would be borne by Shareholders in a stand-alone development scenario, (iv) the preliminary nature of Company C’s proposal and the significant additional diligence required by Company C, as reflected in its request for a 120-day exclusivity period to conduct technical diligence, and (v) the likelihood that the Artemis Gold transaction would no longer be available as an option if Vista Gold granted Company C’s request for such an extended exclusivity period. Conversely, the Board considered that the revised Artemis Proposal offered Shareholders a path to receiving an attractive premium relative to the then-current VWAP of the Vista Shares within a relatively short timeframe, while also providing Shareholders with the opportunity to participate in the ongoing and planned expansions at Artemis Gold’s Blackwater Mine in British Columbia, Canada and the future development of the Mt Todd Gold Project with funding from Artemis Gold’s cash flow from operations. The Board also considered the more advanced stage and greater execution certainty of the Artemis Proposal, including that Artemis Gold was seeking a 15-day exclusivity period to complete confirmatory due diligence, as compared to the 120-day exclusivity period requested by Company C to conduct technical diligence. Accordingly, the Board directed management to enter into a letter of intent with Artemis Gold (the “Artemis LOI”) reflecting the then-current proposed terms of the transaction. On August 29, 2026, Vista Gold and Artemis Gold entered into the Artemis LOI, which provided for a 15-day exclusivity period for confirmatory due diligence and the completion of definitive transaction documentation.
On August 31, 2026, Company C submitted a written proposal to Vista Gold reflecting the terms previously discussed with Company C. In light of Vista Gold’s exclusivity obligations under the Artemis LOI, Vista Gold did not respond to the proposal of Company C.

Following the execution of the Artemis LOI, and in view of the all-share nature of the proposed transaction, the Board also directed management to conduct reciprocal due diligence on Artemis Gold. For purposes of facilitating this review, Artemis Gold established a virtual data room and provided Vista Gold and its advisors with access to due diligence materials concerning Artemis Gold and its assets, business, and operations. Vista Gold retained advisors to conduct desktop financial and technical due diligence on Artemis Gold and its assets. No issues were identified through these due diligence reviews that, in the view of Vista Gold management and its advisors, were sufficiently significant to warrant revisiting the material terms of the proposed transaction.
The Artemis LOI contemplated that, in addition to any fairness opinion to be provided by Vista Gold’s lead financial advisor, Vista Gold would obtain a separate fairness opinion from an independent financial advisor engaged on a fixed-fee basis. In connection with this requirement, Stikeman Elliott, on behalf of Vista Gold, contacted three reputable independent investment banks regarding a potential engagement to provide the independent fairness opinion. Following consideration of the qualifications and experience of the firms contacted, Vista Gold determined to engage ATB Cormark, based on, among other things, its reputation and expertise in the mining sector. Vista Gold and ATB Cormark entered into a formal engagement letter on September 9, 2026, pursuant to which ATB Cormark was engaged to provide the independent fairness opinion on a fixed-fee basis.
On September 2, 2026, Artemis Gold’s Canadian counsel, Blakes, circulated to Stikeman Elliott an initial draft of the Arrangement Agreement. This draft contemplated, among other things, (i) a break fee, equal to 4.5% of the equity value of the transaction, payable by Vista Gold to Artemis Gold if the Arrangement Agreement is terminated in certain circumstances, (ii) a trigger for payment of the break fee upon the failure of the Vista Gold shareholders to approve the Arrangement Agreement at the Meeting, regardless of whether another party had made an offer to acquire Vista Gold (a provision referred to as a “naked no-vote”) and (iii) that Artemis Gold would not be required to close the transaction if dissenters’ rights were exercised by the holders of more than 5% of the Vista Shares.
With input from the Board and management and Davis Graham, Stikeman Elliott prepared a revised draft of the Arrangement Agreement that it circulated to Blakes on September 9, 2026. Among other things, this draft provided for (i) a break fee of 3.5% of the equity transaction value, (ii) no break fee payable on termination for a naked no-vote and (iii) an increase in the threshold for Artemis Gold’s closing condition relating to dissenters’ rights to 10%.
On September 10, 2026, Blakes circulated a revised draft of the Arrangement Agreement to Stikeman Elliott. This draft provided for a break fee of 4.25% of the equity transaction value and re-inserted the 5% threshold for the dissenters’ rights closing condition. It also accepted the deletion of the naked no-vote as a trigger for payment of the break fee, but provided that a termination following a naked no-vote would result in a $5.0 million payment from Vista Gold to Artemis Gold. The same day, Dale Andres, Chief Executive Officer of Artemis Gold, spoke with Mr. Earnest by phone to discuss the key commercial points on the Arrangement Agreement.
As the parties continued to actively negotiate the terms of the definitive Arrangement Agreement but required additional time to complete confirmatory due diligence and finalize the definitive transaction documents, on September 12, 2026, one day prior to the scheduled expiration of the initial 15-day exclusivity period, Vista Gold and Artemis Gold agreed to extend the exclusivity period by an additional 7 days, such that the exclusivity period would expire on September 20, 2026.
On September 15, 2026, following consultation with Vista Gold management and Board members, Stikeman Elliott circulated a revised draft of the Arrangement Agreement to Blakes. Among other things, this draft accepted the proposed 4.25% break fee, increased the threshold for the dissenters’ rights closing condition to 7.5% and rejected the proposed $5.0 million payment in the event of a termination following a naked no-vote.
On September 17, 2026, Blakes responded by providing a further revised draft of the Arrangement Agreement, which re-inserted the 5% threshold for the dissenters’ rights closing condition and the $5.0 million payment for termination following a naked no-vote. On September 18, 2026, following further consultation with Vista Gold management and the Board, Stikeman Elliott circulated another draft providing for a 7.5%

threshold for the dissenters’ rights closing condition and a $2.5 million payment upon a termination following a naked no-vote. The same day, Mr. Earnest emailed Mr. Andres proposing a call to discuss the remaining open issues, and Mr. Andres replied that Artemis Gold would agree to the 7.5% threshold for the dissenters’ rights closing condition and a $3.0 million naked no-vote payment. These terms were reflected in a substantially final version of the Arrangement Agreement that was circulated by Stikeman Elliott to the Board on the morning of September 19, 2026.
On September 19, 2026, a meeting of the Board was held, with representatives of CIBC, Stikeman Elliott and Davis Graham in attendance. Mr. Earnest provided the Board with an update regarding the proposed resolution of the final open issues in the Arrangement Agreement and the due diligence process conducted by Vista Gold on Artemis Gold, including the work performed by the advisors who assisted in the due diligence process. Representatives of CIBC then presented CIBC’s financial analysis regarding the 0.0966 Artemis Shares to be received by the Shareholders (other than Artemis Gold) pursuant to the Arrangement Agreement. Representatives of CIBC then rendered the oral opinion of CIBC, subsequently confirmed by delivery of CIBC’s written opinion dated September 19, 2026, to the Board to the effect that, as of the date of CIBC’s written opinion, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by CIBC as set forth in CIBC’s written opinion, the Consideration to be received by the Shareholders (other than Artemis Gold) pursuant to the Arrangement Agreement was fair, from a financial point of view, to such Shareholders. CIBC’s opinion is more fully described in the section of this Circular entitled “Part I — The Arrangement — Opinions of Financial Advisors — Opinion of CIBC”. The foregoing description of CIBC’s opinion is qualified in its entirety by reference to the full text of CIBC’s written opinion, a copy of which is attached as Appendix F to this Circular.
Representatives of ATB Cormark then joined the September 19, 2026 meeting and presented ATB Cormark’s financial analysis regarding the fairness of the Consideration to be received by Shareholders pursuant to the Arrangement and rendered its oral opinion to the Board, which was subsequently confirmed by a written opinion dated September 19, 2026, to the effect that, as of such date and based upon and subject to the factors, assumptions, qualifications and limitations set forth in its written opinion, the Consideration to be received by the Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders.
Following various questions from the Board regarding the methods, assumptions and inputs underpinning the CIBC and ATB Cormark financial analyses, Mr. Earnest left the meeting and the Special Committee met in camera to consider the proposed terms of the Arrangement and the matters discussed during that meeting and prior meetings of the Board and the Special Committee. Following discussion, the Special Committee unanimously determined to recommend that the Board approve the Arrangement Agreement and the transactions contemplated thereby, including the Arrangement. Mr. Earnest then rejoined the meeting, and the meeting of the full Board was reconvened. After considering the unanimous recommendation of the Special Committee, the proposed terms of the Arrangement and the matters discussed during that meeting and prior meetings of the Board and the Special Committee, the Board unanimously (i) determined that the Arrangement Agreement and the transactions contemplated thereby (including the Arrangement), are fair to the Shareholders and in the best interests of Vista Gold, (ii) approved, adopted and declared advisable the Arrangement Agreement and the transactions contemplated thereby (including the Arrangement), (iii) approved the execution, delivery and performance of the Arrangement Agreement and the consummation of the transactions contemplated thereby, including the Arrangement, (iv) resolved to recommend approval and adoption of the Arrangement by the Shareholders and (v) directed that the Arrangement Resolution be submitted to the Shareholders for approval at the Meeting.
On September 20, 2026, Vista Gold and Artemis Gold executed and delivered the definitive Arrangement Agreement.
On September 21, 2026, prior to the opening of trading on the TSX and NYSE American, Vista Gold issued a joint press release with Artemis Gold announcing the Arrangement.
Recommendation of the Special Committee and the Board
The Special Committee, after consulting with management of Vista Gold and legal and financial advisors in evaluating the Arrangement, and taking into account the reasons described in the section entitled

“Part I — The Arrangement — Reasons for Recommendation of the Special Committee and the Board”, unanimously recommended that the Board approve the Arrangement Agreement and the Arrangement.
The Board, after consulting with management of Vista Gold and legal and financial advisors in evaluating the Arrangement and receiving the unanimous recommendation of the Special Committee, and taking into account the reasons described in the section entitled “Part I — The Arrangement — Reasons for Recommendation of the Special Committee and the Board”, unanimously determined that the Arrangement is fair to the Shareholders and is in the best interests of Vista Gold. Accordingly, the Board unanimously recommends that the Shareholders vote “FOR” the Arrangement Resolution and “FOR” the Advisory Compensation Resolution.
Reasons for Recommendation of the Special Committee and the Board
The Special Committee and the Board consulted with management of Vista Gold and their legal and financial advisors in evaluating the Arrangement and, in reaching their respective conclusions and formulating their unanimous recommendations, reviewed a significant amount of information and considered many factors, including the following:
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Under the terms of the Arrangement Agreement, the Exchange Ratio of 0.0966 of an Artemis Share for each Vista Share implies consideration of approximately $2.83 per Vista Share and a total transaction value of approximately $427 million on a 100% basis, based on the closing price of the Artemis Shares on the TSXV on September 18, 2026, the last trading day immediately preceding the public announcement of the Arrangement, representing a premium of approximately 25% to the closing price of the Vista Shares on the NYSE American on September 18, 2026 and approximately 29% based on the 20-day volume weighted average prices of the Artemis Shares on the TSXV and the Vista Shares on the NYSE American for the period ended September 18, 2026.

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The Arrangement provides Shareholders with an opportunity to participate in the significant near- and long-term potential upside of the Combined Company, including the future performance and potential value creation of the Combined Company through the potential advancement and development of the Mt Todd Gold Project by Artemis Gold and Artemis Gold’s continued operation and expansion of the Blackwater Mine. Following completion of the EP2 expansion at the Blackwater Mine, which Artemis Gold expects to occur by H2 2028, the Blackwater Mine is expected by Artemis Gold to produce more than 500,000 ounces of gold per annum at lowest quartile all-in sustaining costs. The incremental increases in gold production at the Blackwater Mine resulting from the expansions in progress may lead to a re-rating of Artemis Shares. Further, the addition of the Mt Todd Gold Project to Artemis Gold’s portfolio may position the Combined Company to attract greater investor interest and support a potential re-rating of the Artemis Shares over time.

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The Arrangement is expected to reduce Shareholders’ exposure to the risks associated with an investment in a single-asset development-stage company, including significant risks regarding financing, commodity prices, cost inflation, construction and commissioning. In light of the risks associated with Vista Gold continuing to execute its business and strategic plan as a standalone entity, as compared with the Arrangement and other available alternatives, the Special Committee and the Board determined that the Arrangement represents the best available alternative to maximize the value of the Mt Todd Gold Project for Shareholders.

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Following completion of the Arrangement, Shareholders will participate in Artemis Gold’s dividend program, projected by Artemis Gold to be C$0.08 per share quarterly in 2027.

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Upon completion of the Arrangement, the Combined Company is expected to have a broader shareholder base, increased trading liquidity and a larger public float than Vista Gold presently has, offering Shareholders the option to exit their investment through a liquid market or to continue as shareholders of the Combined Company. The expected increased market capitalization and trading liquidity following completion of the Arrangement is anticipated to broaden the Combined Company’s investor appeal and could lead to a re-rating.

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Artemis Gold’s operating cash flow and balance sheet are expected to provide the Combined Company with greater financial capacity to fund permitting, engineering, early works and the potential construction and development of the Mt Todd Gold Project, with reduced reliance on dilutive equity financings or significant additional leverage. Artemis Gold has indicated that it intends to optimize the development plan for the Mt Todd Gold Project up to the currently permitted processing rate of 50,000 tonnes per day, with initial efforts focused on engineering, permitting and project optimization and with development and construction spending not expected to be required before completion of the Blackwater EP2 expansion. This production rate is more than three times the 15,000 tonnes per day initial production rate currently being advanced by Vista Gold on a standalone basis and is expected to result in substantially higher economic returns.
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Artemis Gold has experience developing and operating a large-scale open-pit gold mine and has management and construction teams with Australian industry experience and capabilities that may assist in advancing the Mt Todd Gold Project.

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The Arrangement Agreement is the result of a comprehensive negotiation process that was undertaken at arm’s length with the oversight and participation of the Special Committee, advised by highly qualified legal and financial advisors, and resulted in terms and conditions that are reasonable in the judgment of the Special Committee and the Board, including customary “fiduciary out” rights that would enable Vista Gold to enter into a Superior Proposal in certain circumstances.

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The oral opinion of CIBC, subsequently confirmed by delivery of its written opinion, dated September 19, 2026, to the Board to the effect that, as of the date of CIBC’s written opinion, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by CIBC as set forth in CIBC’s written opinion, the Consideration to be received by the Shareholders (other than Artemis Gold) pursuant to the Arrangement Agreement was fair, from a financial point of view, to such Shareholders. CIBC’s opinion is more fully described in the section of this Circular entitled “Part I — The Arrangement — Opinions of Financial Advisors — Opinion of CIBC”. The foregoing description of CIBC’s opinion is qualified in its entirety by reference to the full text of CIBC’s written opinion, a copy of which is attached as Appendix F to this Circular.

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The financial presentation and oral opinion of ATB Cormark, delivered to the Board on September 19, 2026 (subsequently confirmed by delivery of the written ATB Cormark Opinion) to the effect that, as of the date thereof, and based upon and subject to the assumptions, limitations and qualifications set forth therein, the Consideration to be received by the Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders.

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The Arrangement is structured in such a way as to generally not be a taxable event for Canadian federal income tax purposes for Shareholders who are resident in Canada for purposes of the Tax Act and who do not elect out of such treatment on their tax returns, and is intended to qualify as a “reorganization” for U.S. federal income tax purposes. See “Part I — The Arrangement — Certain Canadian Federal Income Tax Considerations” and “Part I — The Arrangement — Certain United States Federal Income Tax Considerations to U.S. Holders”.

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Under the Arrangement Agreement, until the time that the Shareholder Approval is obtained, the Board retains the ability to consider and respond to an unsolicited Acquisition Proposal that constitutes or could reasonably be expected to constitute or lead to a Superior Proposal, and to terminate the Arrangement Agreement to enter into a Superior Proposal, on the specific terms and conditions set forth in the Arrangement Agreement, subject to Artemis Gold’s right to match and to the payment of the Vista Termination Fee. The Vista Support Agreements terminate automatically upon the termination of the Arrangement Agreement in accordance with its terms, including in connection with Vista Gold entering into a definitive agreement with respect to a Superior Proposal, and the Special Committee and the Board believe that the Vista Termination Fee of $18,148,536 is reasonable in the circumstances and is payable only in customary and limited circumstances.

•
The Consideration is payable entirely in Artemis Shares, no new debt is being incurred by Artemis Gold to fund the Arrangement and the Arrangement is not subject to any financing condition or to the approval of Artemis Shareholders. The Special Committee and the Board considered the terms of the Arrangement and the limited number of conditions required for the completion of the Arrangement, including the anticipated likelihood of satisfying such conditions, to be reasonable under the circumstances and to reduce completion risk.

•
The Special Committee and the Board were advised, and believe, that the “deal protection” provisions in the Arrangement Agreement, including the Vista Termination Fee payable by Vista Gold in the event that the Arrangement Agreement is terminated in connection with a Superior Proposal or a Change of Recommendation Termination Event, or in certain other circumstances, are reasonable in the circumstances.

•
The Special Committee and the Board considered the impact of the Arrangement on all stakeholders of Vista Gold, including the Shareholders, employees and other stakeholders with whom Vista Gold has relations, as well as the long-term interests of Vista Gold.

•
All of the directors and senior officers of Vista Gold have entered into Vista Support Agreements pursuant to which they have agreed, among other things, to vote all of their Vista Shares, representing in the aggregate approximately 2.77% of the outstanding Vista Shares as at September 20, 2026, in favour of the Arrangement Resolution. See “Part I — The Arrangement — Voting Agreements”.

•
The Arrangement Resolution must be approved by at least two-thirds of the votes cast by the Shareholders present in person or represented by proxy and entitled to vote at the Meeting and, as required under MI 61-101, by a simple majority of the votes cast by Shareholders excluding the votes required to be excluded under MI 61-101. The only Vista Shares expected to be excluded for purposes of such minority approval are those beneficially owned or controlled by Frederick H. Earnest, President and Chief Executive Officer and a director of Vista Gold. See “Part I — The Arrangement — Securities Law Matters — Canada”.

•
The Arrangement must be approved by the Court, which will consider, among other things, the procedural and substantive fairness and reasonableness of the Arrangement to the Shareholders.

•
The terms of the Arrangement provide that Registered Shareholders as of the Record Date who oppose the Arrangement may, upon compliance with certain conditions, exercise Dissent Rights and, if properly exercised, receive fair value for their Vista Shares.

The Special Committee and Board also considered other factors and risks relating to the Arrangement including:
•
The fact that the Exchange Ratio is fixed and will not be adjusted to reflect changes in the market prices of the Vista Shares or the Artemis Shares prior to the Effective Time.

•
The risks associated with the business, operations, assets, liabilities and future performance of Artemis Gold and the Combined Company, including risks relating to the operation and expansion of the Blackwater Mine, the development of the Mt Todd Gold Project, fluctuations in commodity prices and general capital market conditions.

•
The risk that the anticipated strategic, operational and financial benefits of the Arrangement, including the proposed development of the Mt Todd Gold Project and the anticipated benefits of combining Vista Gold and Artemis Gold, may not be realized within the expected timeframes or at all.

•
The risk that changes in law or regulation could adversely impact the expected benefits of the Arrangement to Vista Gold, the Shareholders and other stakeholders.

•
The potential risk of diverting management attention and resources from the operation of Vista Gold’s business, including other strategic opportunities and operational matters, while working toward the completion of the Arrangement.

•
The potential negative effect of the pendency of the Arrangement on Vista Gold’s business, including its relationships with employees, suppliers and communities in which it operates.

•
The adverse impact that business uncertainty pending the completion of the Arrangement could have on the ability of Vista Gold to attract, retain and motivate key personnel until the completion of the Arrangement.

•
The risk that the Arrangement may not be completed despite the parties’ efforts or that completion of the Arrangement may be unduly delayed, even if the Arrangement is approved by the Shareholders, that other conditions to the parties’ obligations to complete the Arrangement may not be satisfied, and the potential resulting negative impact this could have upon Vista Gold’s business.

•
The limitations contained in the Arrangement Agreement on Vista Gold’s ability to solicit additional interest from third parties, given the nature of the deal protections and “fiduciary out” in the Arrangement Agreement, as well as the fact that if the Arrangement Agreement is terminated under certain circumstances, Vista Gold will be required to pay the Vista Termination Fee to Artemis Gold.

•
The fact that if the Arrangement Agreement is terminated and the Board decides to seek another transaction or business combination, it may be unable to find a party willing to pay greater or equivalent value compared to the Consideration payable under the Arrangement.

•
The risk that the Court may not approve the Arrangement or may impose terms and conditions on its approval that may adversely affect the business and financial results of the Combined Company.

•
The restrictions on the conduct of Vista Gold’s business prior to the completion of the Arrangement, which could delay or prevent Vista Gold from undertaking business opportunities that may arise pending completion of the Arrangement, including potentially delaying the advancement of certain aspects of Vista Gold’s projects, such as permit amendments and conversions, progress on third-party financing for project development and construction, and engagement with construction and mining contractors, power providers and other critical service providers, particularly given the competitive market for such services in Australia.

•
The fact that Vista Gold has incurred and will continue to incur significant transaction costs and expenses in connection with the Arrangement, regardless of whether the Arrangement is completed, which, if the Arrangement is not completed, could result in Vista Gold being required to obtain additional external financing earlier than would otherwise have been required.

The Special Committee and the Board also considered a variety of risks and other potentially negative factors relating to the Arrangement including those matters described under the headings “— Risk Factors Related to the Arrangement” and “— Risk Factors Related to the Operations of the Combined Company”. The Special Committee and the Board believed that overall, the anticipated benefits of the Arrangement to Vista Gold outweighed these risks and negative factors.
The information and factors described above and considered by the Special Committee and the Board in reaching its determinations are not intended to be exhaustive but include material factors considered by the Special Committee and the Board. In view of the wide variety of factors considered in connection with the evaluation of the Arrangement and the complexity of these matters, the Special Committee and the Board did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, individual members of the Special Committee and the Board may have given different weight to different factors.
Opinions of Financial Advisors
Opinion of CIBC
Vista Gold retained CIBC to act as its financial advisor in connection with the proposed arrangement with Artemis Gold and any alternative transaction, and CIBC was requested by Vista Gold to render a fairness opinion to the Board in connection with the Board’s consideration of the proposed acquisition by Artemis Gold of all of the issued and outstanding Vista Shares, excluding any Vista Shares already held by Artemis Gold, from the holders of such Vista Shares in exchange for the Consideration of 0.0966 Artemis Shares per Vista Share pursuant to the Arrangement Agreement (as used in this section, (“the Arrangement”)).
On September 19, 2026, CIBC rendered its oral opinion, subsequently confirmed by delivery of its written opinion, dated September 19, 2026, to the Board to the effect that, as of the date of such opinion, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by CIBC as set forth in CIBC’s written opinion, the Consideration to be received by the Shareholders (other than Artemis Gold) pursuant to the Arrangement Agreement was fair, from a financial point of view, to such Shareholders.
The full text of CIBC’s written opinion to the Board, dated September 19, 2026, which sets forth, among other things, the assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of the review undertaken by CIBC in connection with rendering its opinion, is attached as Appendix F to this Circular and is incorporated herein by reference. The summary of CIBC’s opinion set forth in this Circular is qualified in its entirety by reference to the full text of CIBC’s opinion.
CIBC’s opinion was provided exclusively for the information and assistance of the Board in connection with its consideration of the Arrangement. CIBC’s opinion did not address, and CIBC expressed no view as to, the relative merits of the Arrangement as compared to any other strategies or transactions that might be available to Vista Gold or in which it might engage or as to the underlying business decision of Vista Gold to proceed with or effect the Arrangement, nor did CIBC’s opinion address any terms or other aspects of the Arrangement or the Arrangement Agreement (other than the Consideration to the extent expressly specified in CIBC’s written opinion), including, without limitation, the form or structure of the Arrangement.
CIBC’s opinion did not address, and CIBC expressed no view or opinion as to, the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to any officers, directors or employees of Vista Gold, Artemis Gold or any other person, or any class of such persons, in connection with the Arrangement relative to the Consideration or otherwise. CIBC’s opinion was not intended to be, and does not constitute, a recommendation to the Board as to whether to approve the Arrangement nor a recommendation to any Shareholder or any other persons as to how to vote or act at the Meeting or with respect to the Arrangement or any other matter.
CIBC’s opinion was limited to the fairness, from a financial point of view, of the Consideration to be received by the Shareholders (other than Artemis Gold) pursuant to the Arrangement Agreement, and CIBC expressed no view or opinion as to the consideration to be received in connection with the Arrangement by the holders of any other class of securities, creditors or other constituencies of Vista Gold, Artemis Gold or any other person. CIBC’s opinion did not address, and CIBC expressed no view or opinion as to, the trading prices or values of any securities of Vista Gold or Artemis Gold following the announcement or completion of the Arrangement.
CIBC’s opinion was prepared in accordance with the Investment Dealer and Partially Consolidated Rules of Canadian Investment Regulatory Organization (“CIRO”), but CIRO was not involved in the preparation or review of such opinion.
CIBC’s opinion did not constitute an independent formal valuation for the purposes of MI 61-101.
CIBC’s opinion is its own, and the issuance of CIBC’s opinion was approved by a fairness opinion committee of CIBC in accordance with its customary practice.
In connection with rendering its opinion, CIBC reviewed and relied upon, among other things, the following:
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a draft, dated September 18, 2026 of the Arrangement Agreement;

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the audited financial statements and management’s discussion and analysis of Vista Gold for the fiscal years ended December 31, 2024 and 2025, and the unaudited interim financial statements of Vista Gold for the quarter ended June 30, 2026;

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the audited financial statements and management’s discussion and analysis of Artemis Gold for the fiscal years ended December 31, 2024 and 2025, and the unaudited interim financial statements of Artemis Gold for the quarter ended June 30, 2026;

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certain internal financial, operational, corporate and other information concerning Vista Gold that was prepared or provided by the management of Vista Gold;

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trading statistics and selected financial information of Vista Gold, Artemis Gold, and other selected public companies considered by CIBC to be relevant;

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certain financial terms, to the extent publicly available, of selected precedent transactions CIBC considered relevant;

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historical commodity prices and the impact of various forward-looking commodity pricing assumptions on the business, prospects and financial forecasts of Vista Gold;

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various reports published by equity research analysts, industry sources regarding Vista Gold, Artemis Gold, the precious metals industry and other public companies, to the extent deemed relevant by CIBC;

•
a letter of representation as to certain factual matters and the completeness and accuracy of certain information upon which CIBC’s opinion was based, addressed to CIBC and dated as of the date of its opinion, provided by senior officers of Vista Gold; and

•
such other information, analyses, investigations, and discussions as CIBC considered necessary or appropriate in the circumstances.

In addition, CIBC participated in discussions with members of the senior management of Vista Gold regarding its past and current business operations, financial condition and future prospects. CIBC also participated in discussions with Stikeman Elliott LLP and Davis Graham & Stubbs LLP, external legal counsel to Vista Gold, concerning the Arrangement, the Arrangement Agreement and related matters.
CIBC was not asked to prepare and did not prepare a formal valuation or appraisal of any of the assets or securities of Vista Gold, Artemis Gold or any of their respective affiliates, and CIBC’s opinion should not be construed as such. CIBC did not assume any obligation to conduct, and did not conduct, any physical inspection of the properties, facilities or assets of Vista Gold, Artemis Gold or any of their respective affiliates. CIBC did not evaluate the solvency or fair value of Vista Gold, Artemis Gold or any of their respective affiliates under any federal, provincial, state or other laws relating to bankruptcy, insolvency or similar matters.
With Vista Gold’s permission, CIBC relied upon, and assumed the completeness, accuracy and fair presentation of, all financial and other information, data, advice, opinions and representations that CIBC obtained from public sources, that were provided to CIBC by or on behalf of Vista Gold, Artemis Gold or any of their respective affiliates or advisors, or that CIBC otherwise obtained pursuant to its engagement, and CIBC’s opinion was conditional upon such completeness, accuracy and fair presentation. CIBC was not requested to, and did not attempt to, verify independently the accuracy, completeness or fairness of presentation of any such information, data, advice, opinions and representations. CIBC did not meet separately with the independent auditors of Vista Gold or Artemis Gold in connection with preparing CIBC’s opinion and, with Vista Gold’s permission, CIBC assumed the accuracy and fair presentation of, and relied upon, Vista Gold’s and Artemis Gold’s audited financial statements and the reports of the auditors thereon and Vista Gold’s and Artemis Gold’s interim unaudited financial statements.
CIBC also relied upon the assessments of, and information received from, the Company’s management as to, among other things, the Mt Todd Gold Project and the Company’s activities, including the likelihood and timing of the development of the Mt Todd Gold Project, associated capital expenditures, production profile, operating and other costs and other financial aspects involved which, if different than as assumed, could have a material impact on CIBC’s analyses or CIBC’s opinion. CIBC assumed, with Vista Gold’s permission, that there would be no developments with respect to any such matters that would be material in any respect to its analyses or opinion. With respect to the historical financial data, operating and financial forecasts, projections, estimates (including, without limitation, estimates of future resource or reserve additions) and budgets provided to CIBC concerning Vista Gold and, with Vista Gold’s permission, relied upon by CIBC in performing its financial analyses, CIBC assumed that they had been reasonably prepared on bases reflecting the most reasonable assumptions, estimates and judgments of management of Vista Gold, having regard to Vista Gold’s business, plans, financial condition and prospects.
CIBC expressed no opinion with respect to any such forecasts, projections, estimates or budgets or the assumptions on which they are based.
CIBC also assumed that all of the representations and warranties contained in the Arrangement Agreement were correct as of the date of CIBC’s opinion, that the Arrangement would be completed substantially in accordance with its terms and all applicable laws, and that the Circular would disclose all material facts relating to the Arrangement and would satisfy all applicable legal requirements.
CIBC also assumed, with Vista Gold’s permission, that the final executed Arrangement Agreement would not differ in any material respect from the draft thereof reviewed by CIBC.
CIBC also assumed that in connection with the receipt of all necessary governmental, regulatory or other approvals, consents, releases and waivers for the Arrangement, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications (including any amendments or modifications to the terms of the Arrangement Agreement or the transactions contemplated thereby), would be imposed that would have an adverse effect on Vista Gold, Artemis Gold or the contemplated benefits of the Arrangement.
Vista Gold represented to CIBC, in a certificate of two senior officers of Vista Gold dated the date of CIBC’s opinion, among other things, that the information, data and other material (financial or otherwise) provided to CIBC by or on behalf of Vista Gold, including the written information and discussions concerning Vista Gold referred to in CIBC’s opinion under the heading “Scope of Review” (collectively, the “Information”), were complete and correct as of the date such Information was provided to CIBC and that, since the date on which such Information was provided to CIBC until the date of CIBC’s opinion, there had been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of Vista Gold or any of its affiliates and no material change had occurred in such Information or any part thereof which would have had or which would reasonably have been expected to have a material effect on CIBC’s opinion.
CIBC is not a legal, tax or accounting expert and expressed no opinion concerning any legal, tax or accounting matters concerning the Arrangement or the sufficiency of CIBC’s opinion for Vista Gold’s purposes.
CIBC’s opinion was rendered on the basis of securities markets, economic and general business and financial conditions prevailing as of the date of CIBC’s opinion and the conditions and prospects, financial and otherwise, of Vista Gold and Artemis Gold as they were reflected in the Information and as they were represented to CIBC in its discussions with management of Vista Gold and its affiliates and advisors. In its analyses and in connection with the preparation of CIBC’s opinion, CIBC made numerous judgments and assumptions with respect to industry performance, general business, markets and economic conditions and other matters, many of which are beyond the control of any party involved in the Arrangement.
CIBC’s opinion was given only as of the date of CIBC’s opinion and, although CIBC reserved the right to change or withdraw CIBC’s opinion if CIBC learned that any of the information that it relied upon in preparing its opinion was inaccurate, incomplete or misleading in any material respect, CIBC disclaimed any obligation to change or withdraw CIBC’s opinion, to advise any person of any change that may come to its attention or to update CIBC’s opinion after the date of CIBC’s opinion.
In preparing its opinion, CIBC performed a variety of financial and comparative analyses, including those described below. The summary of the analyses below is not a complete description of CIBC’s opinion or the analyses underlying, and factors considered in connection with, CIBC’s opinion, which involved various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. The preparation of a financial opinion is a complex process and is not necessarily amenable to partial analysis or summary. Any attempt to do so could lead to undue emphasis on any particular factor or analysis. CIBC arrived at its ultimate opinion based on the results of all analyses and factors assessed as a whole, and it did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis. CIBC believes that its analyses must be considered as a whole and that selecting portions of the analyses or the factors considered by it, without considering all factors and analyses together, could create an incomplete or misleading view of the process underlying CIBC’s opinion.
In its analyses, CIBC considered industry performance, general business, economic, market and financial conditions and other matters existing as of the date of its opinion, many of which are beyond the control of Vista Gold. No company, business or transaction reviewed is identical or directly comparable to Vista Gold or the Arrangement and an evaluation of these analyses is not entirely mathematical; rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading, acquisition or other values of the companies, businesses or transactions reviewed or the results from any particular analysis.
The estimates contained in CIBC’s analyses and the ranges resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by such analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold or acquired. Accordingly, the estimates used in, and the results derived from, CIBC’s analyses are inherently subject to substantial uncertainty.
CIBC was not requested to, and did not, recommend or determine the specific consideration payable in the Arrangement, nor did CIBC opine that any specific consideration constituted the only appropriate consideration for the Arrangement. The nature and amount of consideration payable in the Arrangement were determined through arm’s-length negotiations between Vista Gold and Artemis Gold and were approved by the Board. CIBC’s opinion was only one of many factors considered by the Board in its evaluation of the Arrangement and should not be viewed as determinative of the views or opinions of the Board or Vista Gold’s management with respect to the Arrangement or the Consideration or of whether the Board would have been willing to agree to different considerations.
The summary of the financial analyses described below under the heading “Financial Analyses” is a summary of the material financial analyses prepared and reviewed with the Board in connection with CIBC’s opinion, dated September 19, 2026. The summary set forth below does not purport to be a complete description of the financial analyses performed by, and underlying CIBC’s opinion, nor does the order of the financial analyses described below represent or indicate in any way the relative importance or weight given to such analyses by CIBC. Certain financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary as the tables alone do not constitute a complete description of the financial analyses. Considering the data in the tables below without considering, among other things, the full narrative description of the financial analyses, including the methodologies and assumptions underlying the financial analyses, could create a misleading or incomplete view of such financial analyses. Financial data for Vista Gold utilized in the financial analyses described below were based on, among other things, internal management forecasts and estimates provided or prepared by or at the direction of management of Vista Gold, referred to in this section as the Vista Gold forecasts, utilizing research analyst consensus commodity pricing. Non-gold resources were converted to gold equivalent resources, in the case of selected public companies, utilizing long-term research analyst consensus commodity prices and, in the case of selected precedent transactions, utilizing spot commodity prices on the trading day prior to announcement of the applicable transaction. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Vista Gold, CIBC or any other person assumes responsibility if future results are materially different from those forecast.
Financial Analyses
The financial presentation to the Board in connection with CIBC’s opinion, dated September 19, 2026, to the Board, referred to as the September 19, 2026 financial presentation, included the following material financial analyses:
Artemis Gold Financial Analyses
Pursuant to the Arrangement Agreement, the Shareholders (other than Artemis Gold) will receive 0.0966 of an Artemis Share in exchange for each Vista Share held by such Shareholders. The Arrangement is an all-share transaction, pursuant to which the holders of Vista Shares (other than Artemis Gold) will hold, in the aggregate, approximately 5% of the issued and outstanding Artemis Shares as of immediately following completion of the Arrangement. CIBC concluded, based on its experience and professional judgment, that it was appropriate to evaluate the Artemis Shares to determine whether the closing share price of such shares on September 18, 2026 represented a reasonable, market-determined proxy for the fair value of the Artemis Shares on a trading basis.
Net Asset Value (“NAV”): CIBC observed the available equity research analysts’ net asset value per share estimates for Artemis Gold, which indicated low to high net asset value estimates for Artemis Gold of US$5,978 million to US$9,516 million, or US$24.88 to US$39.61 per Artemis Share, with an average of US$7,431 million, or US$30.93 per Artemis Share.
Cash Flow (“CF”): CIBC observed the available equity research analysts’ 2027 cash flow estimates for Artemis Gold, which indicated low to high 2027 cash flow estimates for Artemis Gold of US$547 million to US$974 million, with an average of US$705 million, or US$2.94 per Artemis Share.

Selected Public Companies Analysis.   CIBC reviewed publicly available financial and stock market information of Artemis Gold and the following ten publicly traded gold producing companies that CIBC deemed relevant, collectively referred to as the selected companies:
• Lundin Gold Inc.	• Genesis Minerals Ltd.
• Alamos Gold Inc.	• Greatland Resources Ltd.
• G Mining Ventures Corp.	• Capricorn Metals Ltd.
• SSR Mining Inc.	• Ramelius Resources Ltd.
• Discovery Mining Ltd.	• Regis Resources Ltd.
CIBC reviewed, among other information, closing stock prices on September 18, 2026 as a multiple of: (i) equity research analysts’ net asset value per share estimates and, (ii) equity research analysts’ 2027 cash flow per share estimates. Financial data for the selected companies were based on publicly available equity research analysts’ estimates and public filings. Financial data for Artemis Gold was based on publicly available equity research analyst estimates and public filings.
No company analyzed in the comparable company analysis is identical to Artemis Gold. Accordingly, an analysis involving the trading multiples of such companies and Artemis Gold based upon NAV and CF requires complex considerations and judgments concerning the similarities and differences between such comparable companies and Artemis Gold with respect to a number of factors, including, without limitation, scale, asset quality and jurisdictional risk, among others.
The overall low to high estimated net asset value per share multiples and 2027 cash flow per share multiples observed for the selected companies were 0.75x to 1.30x (with an average of 0.92x) and 5.2x to 17.6x (with an average of 10.5x), respectively. CIBC then applied a selected range of estimated net asset value per share multiples derived from the selected companies of 0.80x to 1.1x to corresponding financial data for Artemis Gold based on the average analyst net asset value per share estimate for Artemis Gold and a selected range of estimated 2027 cash flow per share multiples derived from the selected companies of 10.0x to 13.0x to corresponding financial data for Artemis Gold based on the average analyst 2027 cash flow per share estimate for Artemis Gold.
This analysis indicated the following approximate implied equity value per share reference ranges for Artemis Gold based on estimated net asset values per share and cash flow per share, compared to the closing share price of the Artemis Shares on September 18, 2026:
Implied Equity Value Per Share Reference Ranges Based on:
Net Asset Value (Street NAV Per Share Estimate)	2027 Cash Flow per Share (Street CF Per Share Estimate)		Closing Share Price Sept. 18, 2026
C$34.61 – C$47.59	C$	42.15 – C$54.80	C$	41.00
Other Information
CIBC also observed certain additional information that was not considered part of its financial analyses with respect to its opinion but was noted for informational purposes, including the following:
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the historical trading volume of the Artemis Shares, inclusive of primary (TSXV) and secondary (OTCQX) exchanges, during the 37-week year-to-date period ended September 18, 2026, which indicated an average daily trading volume of approximately US$10.4 million during such period;

•
the historical trading performance of the Artemis Shares during the 52-week period ended September 18, 2026, which indicated low to high closing prices during such period of approximately C$29.43 to C$46.49 per share;

•
the 20-day volume-weighted average share price for the Artemis Shares for the period ended September 18, 2026 of C$42.22 per share; and

•
the undiscounted share price targets for the Artemis Shares as reflected in publicly available equity research analyst reports, which indicated low to high target share prices of C$39.00 to C$65.00 per share, with an average of C$53.13 per share.

Vista Gold Financial Analyses
Net Asset Value.   CIBC performed a net asset value analysis of Vista Gold based on the Vista Gold forecasts, public filings and other publicly available information. In performing its analysis, CIBC calculated the net present value (as of January 1, 2027) of the cash flows that Vista Gold was projected to generate from its Mt Todd Gold Project assuming an initial production year of 2030, based on the Vista Gold forecasts and utilizing a discount rate of 9.6%, which was derived from a review of discount rates observed for analogous precedent development-stage gold transactions (as further detailed under the heading Selected Precedent Transactions Analysis herein), which ranged from approximately 7% to 12%, with an average excluding outliers of 9.6%. CIBC also took into account, based on the Vista Gold forecasts, public filings and other publicly available information, as applicable, Vista Gold’s cash and the net present value (as of January 1, 2027) of Vista Gold’s corporate general and administration expense, including certain pre-development financing costs, utilizing a similar discount rate of 9.6%. This analysis indicated an approximate implied net asset value for Vista Gold of US$686 million and an approximate implied net asset value per share for Vista Gold of US$4.54.
CIBC also observed the available equity research analyst’s net asset value per share estimate for Vista Gold (H.C. Wainwright & Co. being the sole equity research analyst covering Vista Gold as of the date of CIBC’s opinion), which indicated a net asset value estimate for Vista Gold of US$682 million and a net asset value per share estimate for Vista Gold of US$4.52 per Vista Share.
Selected Public Companies Analysis.   CIBC reviewed publicly available financial and stock market information of Vista Gold and the following 12 selected companies that CIBC viewed as generally relevant as publicly traded gold development companies, collectively referred to as the selected companies:
• Troilus Mining Corp.	• Antipa Minerals Limited
• First Mining Gold Corp.	• Tiernan Gold Corp.
• Liberty Gold Corp.	• Revival Gold Inc.
• Thesis Gold & Silver Inc.	• STLLR Gold Inc.
• Gold X2 Mining Inc.	• Spanish Mountain Gold Ltd.
• White Gold Corp.	• Wallbridge Mining Company Limited
CIBC reviewed, among other information, closing stock prices on September 18, 2026 as a multiple of publicly available equity research analysts’ net asset value per share estimates and enterprise values, calculated as implied equity values based on closing stock prices on September 18, 2026, plus total debt and preferred equity (as applicable) and less proceeds from in-the-money options, cash and cash equivalents, as a multiple of publicly reported total attributable gold equivalent resources. Financial data for the selected companies were based on publicly available equity research analysts’ estimates and public filings. Financial data for Vista Gold was based on the publicly available equity research analyst’s estimates and public filings.
No company analyzed in the comparable company analysis is identical to Vista Gold. Accordingly, an analysis involving the trading multiples on NAV and total gold-equivalent resources requires complex considerations and judgments concerning the similarities and differences between the comparable companies and Vista Gold with respect to a number of factors, including but not limited to, scale, asset quality, jurisdictional risk, among others.
The overall low to high estimated net asset value per share multiples and resources multiples observed for the selected companies were 0.13x to 0.43x (with an average of 0.26x) and US$10/ounce gold equivalent to US$137/ounce gold equivalent (with an average of US$67/ounce gold equivalent), respectively. CIBC then applied a selected range of estimated net asset value per share multiples derived from the selected companies of 0.17x to 0.37x to corresponding financial data for Vista Gold based on the analyst net asset value per share estimate for Vista Gold and a selected range of estimated resources multiples derived from the selected companies of US$60/ounce gold equivalent to US$80/ounce gold equivalent to corresponding financial data for Vista Gold based on Vista Gold public filings.
This analysis indicated the following approximate implied equity value per share reference ranges for Vista Gold based on estimated net asset values per share and total attributable gold equivalent resources, as compared to the Consideration:

Implied Equity Value Per Share Reference Ranges Based on:
Net Asset Value (Street NAV Per Share Estimate)	Resources (Vista Gold Public Filings)	Consideration
US$0.77 – US$1.67	US$4.20 – US$5.60	US$2.83
In rendering its opinion, CIBC placed less emphasis on the comparable companies’ analysis referenced above, as it implies values on a trading basis, without accounting for a premium for control.
Selected Precedent Transactions Analysis.   Using publicly available information, CIBC reviewed financial data relating to the following eight selected transactions that CIBC deemed relevant as transactions announced during the five-year period prior to the date of CIBC’s opinion with transaction values between US$100 million and US$1 billion and involving gold development target companies or assets located in Australia, collectively referred to as the selected transactions:
Acquiror	Target
• OceanaGold Corporation	• Ausgold Limited
• Genesis Minerals Limited	• Magnetic Resources NL
• Capricorn Metals Limited	• Warriedar Resources Limited
• Genesis Minerals Limited	• Laverton Gold Project, owned by Focus Minerals Limited
• Minerals 260 Limited	• Bullabulling Gold Project, owned by Norton Gold Fields Pty Ltd
• Ramelius Resources Limited	• Musgrave Minerals Ltd
• Gold Road Resources Limited	• DGO Gold Limited
• St Barbara Limited	• Bardoc Gold Limited
CIBC reviewed, among other information and to the extent publicly available, premiums paid to the pre-announcement closing price of the target company of the selected transactions, analyst consensus discount rates for the target company or assets of the selected transactions, transaction values of the selected transactions based on the consideration paid in the relevant transactions as a multiple of publicly available equity research analysts’ net asset value or net asset value per share estimates, as applicable, for the target assets or companies and enterprise values, calculated as the enterprise values implied for the target companies or assets based on the consideration paid in the relevant transactions, in the case of corporate transactions, taking into account total debt, preferred equity (as applicable), proceeds from in-the-money options, cash and cash equivalents, as a multiple of publicly reported total attributable gold equivalent resources. Financial data for the selected transactions were based on publicly available equity research analysts’ estimates and public filings. Financial data for Vista Gold was based on the Vista Gold forecasts, the publicly available equity research analyst’s estimates and public filings.
No company or transaction analyzed in the selected transactions analysis is identical to Vista Gold or the Arrangement, and certain of these transactions may have had characteristics that were materially different from those of Vista Gold and the Arrangement, including, but not limited to, differences in company-specific factors, or prevailing economic and market conditions. Accordingly, in evaluating the selected transactions, CIBC made judgments and assumptions when selecting appropriate ranges of premiums and multiples to apply to Vista Gold metrics.
Premiums paid relative to the pre-announcement closing price of the target in the selected transactions ranged from 20% to 33%, with an average of 27%. CIBC then applied a selected range of premiums derived from the selected transactions of 25% to 35% to Vista Gold’s closing share price on September 18, 2026. The overall low to high estimated net asset value per share multiples and resources multiples observed for the selected transactions were 0.41x to 0.64x (with an average excluding outliers of 0.55x) and US$31/ounce gold equivalent to US$234/ounce gold equivalent (with an average excluding outliers of US$56/ounce gold equivalent). CIBC then applied a selected range of estimated net asset value per share multiples derived from the selected transactions of 0.41x to 0.64x to corresponding financial data for Vista Gold based on the Vista Gold forecasts and the equity research analyst’s estimate of Vista Gold’s net asset value per share and a selected range of estimated resources multiples derived from the selected companies of US$40/ounce gold equivalent to US$70/ounce gold equivalent to corresponding financial data for Vista Gold based on Vista Gold public filings.
This analysis indicated the following approximate implied per share equity value reference ranges for Vista Gold based on observed premiums, estimated net asset values per share and total attributable gold equivalent resources, as compared to the Consideration:
Implied Equity Value Per Share Reference Ranges Based on:
Transaction Premium (1-Day)	Net Asset Value (Street NAV Per Share Estimate)	Net Asset Value (Vista Gold Model Forecasts)	Resources (Vista Gold Public Filings)	Consideration
US$2.83 – US$3.05	US$1.85 – US$2.89	US$1.86 – US$2.91	US$2.80 – US$4.90	US$2.83
In considering the precedent transactions analysis, based on its professional judgment and experience, CIBC elected to place less emphasis on the implied values derived from the multiples of total enterprise value to total gold equivalent resources, as this metric alone does not accurately capture the differences in underlying economics related to the assets and companies being considered.
Other Information
CIBC also observed certain additional information that was not considered part of its financial analyses with respect to its opinion but was noted for informational purposes, including the following:
•
the historical trading performance of Vista Shares during the 52-week period ended September 18, 2026, which indicated low to high closing prices for Vista Shares during such period of approximately US$1.53 to US$3.05 per share;

•
the 20-day volume-weighted average share price for Vista Shares for the period ended September 18, 2026 of US$2.26 per share; and

•
the undiscounted share price target for Vista Shares as reflected in the publicly available equity research analyst’s report, which indicated a target share price of US$4.50 per share.

Miscellaneous
Under the terms of CIBC’s engagement letter with Vista Gold, dated as of January 21, 2020 and most recently amended on September 8, 2026, CIBC provided financial advisory services and CIBC’s opinion as described above and attached as Appendix F to this Circular in connection with the Arrangement. In consideration of CIBC’s services in connection with the Arrangement, Vista Gold has agreed to pay CIBC an aggregate fee of approximately US$4.6 million, a fixed portion of which was payable upon CIBC’s delivery of its opinion to the Board and was not dependent on the conclusion reached in such opinion nor contingent upon the completion of the Arrangement or any alternative transaction, a portion of which became payable upon the public announcement of the Arrangement, and approximately US$3.0 million of which will be payable contingent upon the completion of the Arrangement. The Board was aware of the financial terms of CIBC’s engagement at the time it considered CIBC’s opinion. In addition, Vista Gold has agreed to reimburse CIBC for certain expenses incurred in connection with CIBC’s engagement and has agreed to indemnify CIBC and its affiliates against certain losses, claims, damages or liabilities, including certain liabilities under the federal securities laws, relating to or arising out of CIBC’s engagement, and to reimburse certain expenses.
In the two years prior to the date of its opinion, CIBC was not engaged to provide any financial advisory services to, and did not participate in any financings involving, any of the Interested Parties, other than (i) having acted as financial advisor to Vista Gold and the Board pursuant to CIBC’s engagement in connection with the Arrangement as described above, and (ii) having acted as sole bookrunner in connection with Vista Gold’s underwritten public offering of common shares in March 2026, for which CIBC and its affiliates received aggregate fees of approximately C$1.4 million.
Other than as set forth above, as of the date of CIBC’s opinion, there were no understandings, agreements or commitments between CIBC and any of the Interested Parties with respect to future business dealings. CIBC may, in the future, in the ordinary course of business and unrelated to the Arrangement, provide financial advisory, investment banking or other financial services to one or more of the Interested Parties from time to time, for which CIBC or its affiliates would expect to receive compensation for rendering such services.
In the ordinary course of business and unrelated to the Arrangement, CIBC and certain of its affiliates act as traders and dealers, both as principal and agent, in major financial markets and, as such, may have had and may in the future have positions in the securities of one or more of the Interested Parties and, from time to time, may have executed or may execute transactions on behalf of one or more Interested Parties for which CIBC or such affiliates received or may receive compensation. In addition, CIBC maintains an active proprietary trading book in the securities of a wide range of public companies. As investment dealers, CIBC and certain of its affiliates conduct research on securities and may, in the ordinary course of business and unrelated to the Arrangement, provide research reports and investment advice to clients on investment matters, including with respect to one or more of the Interested Parties or the Arrangement. In addition, Canadian Imperial Bank of Commerce, of which CIBC World Markets Inc. is a wholly owned subsidiary, or one or more of its affiliates, may, in the ordinary course of business and unrelated to the Arrangement, provide banking or other financial services to one or more of the Interested Parties. In addition, CIBC and/or certain of its affiliates maintain an active proprietary trading book that trades securities on behalf of CIBC or such affiliates that are issued in a wide range of public companies. In the ordinary course of its activities and unrelated to the Arrangement, and subject always to compliance with applicable securities laws, CIBC or its affiliates may provide, arrange or underwrite financing for the Interested Parties, hold long or short positions, trade or otherwise effect transactions for its or their own account or for the account of its or their clients, in debt or equity securities or related derivative securities of the Interested Parties or their respective affiliates.
Vista Gold selected CIBC to act as its financial advisor in connection with the Arrangement and any alternative transaction based on CIBC’s qualifications, expertise and reputation, its experience with transactions similar to the Arrangement, its familiarity with Vista Gold and its business and its knowledge of the industry in which Vista Gold conducts its business. Canadian Imperial Bank of Commerce, together with its affiliates, is a full-service financial institution that conducts a full range of investment banking, merchant banking, corporate banking and securities brokerage activities.
Opinion of ATB Cormark
The Board engaged ATB Cormark pursuant to an engagement agreement dated September 9, 2026 (the “ATB Cormark Engagement Agreement”) to provide advisory services to the Board in connection with the Arrangement, including the delivery of an opinion as to the fairness, from a financial point of view, of the Consideration to be received by Shareholders pursuant to the Arrangement. On September 19, 2026, at a meeting of the Board held to evaluate the Arrangement Agreement, ATB Cormark rendered an oral opinion, subsequently confirmed by delivery of the written opinion dated September 19, 2026, to the Board to the effect that, as of that date and based on and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken and described in its opinion, the Consideration to be received by Shareholders pursuant to the Arrangement was fair, from a financial point of view, to Shareholders. Vista Gold and the Board imposed no restrictions or limitations on ATB Cormark with respect to the investigations made or procedures followed by ATB Cormark in rendering the ATB Cormark Opinion.
The full text of the ATB Cormark Opinion, which describes the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken, is attached as Appendix G to this Circular and is incorporated by reference in its entirety. The description of the ATB Cormark Opinion set forth below is qualified in its entirety by reference to the full text of the ATB Cormark Opinion. Shareholders are urged to read the ATB Cormark Opinion carefully and in its entirety.
The ATB Cormark Opinion was provided for the exclusive use of the Board (in ATB Cormark’s capacity as financial advisor to the Board) in connection with its evaluation of the Consideration from a financial point of view and should not be relied upon by any other person. The ATB Cormark Opinion is limited to the fairness, from a financial point of view, of the Consideration to be received by Shareholders pursuant to the Arrangement, does not address the merits of the Arrangement as a whole or of any other transaction, and does not provide assurance that the Arrangement is the best alternative for Shareholders. Furthermore, the ATB Cormark Opinion does not constitute a recommendation to any Shareholder as to how such shareholder should vote or act on any matter relating to the Arrangement, and does not constitute advice as to the price at which Vista Shares or Artemis Shares may trade at any future date.
The formal valuation requirement under MI 61-101 does not apply in respect of the Arrangement, and the ATB Cormark Opinion does not constitute a formal valuation within the meaning of MI 61-101. Senior officers of Vista Gold represented to ATB Cormark that there have not been any prior valuations (as defined in MI 61-101) or existing externally prepared third party appraisals or valuations relating to Vista Gold or its material assets prepared within the 24-month period preceding the date of the ATB Cormark Opinion.
In connection with rendering the ATB Cormark Opinion, ATB Cormark reviewed and relied upon, or carried out, among other things, the following:
•
a draft of the Arrangement Agreement, including the schedules thereto;

•
a draft of the Plan of Arrangement;

•
a draft of the Vista Support Agreements to be entered into by each of the directors and certain officers of Vista Gold;

•
the non-binding indication of interest dated August 28, 2026 from Artemis Gold to Vista Gold;

•
the audited annual financial statements and management’s discussion and analysis (“MD&A”) of Vista Gold for the fiscal years ended December 31, 2025, 2024 and 2023;

•
the quarterly financial statements and MD&A of Vista Gold for the quarters ended June 30, 2026, March 31, 2026, September 30, 2025, June 30, 2025, March 31, 2025, September 30, 2024, June 30, 2024, March 31, 2024 and September 30, 2023;

•
the management information circular of Vista Gold dated March 17, 2026;

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the NI 43-101 technical report for the feasibility study on the Mt Todd Gold Project in the Northern Territory, Australia prepared for Vista Gold by GR Engineering Services Limited, effective July 29, 2025;

•
certain public information relating to the business, operations, financial condition and equity trading history of Vista Gold, Artemis Gold and other selected public issuers considered by ATB Cormark to be relevant;

•
certain internal financial, operational, corporate and other information with respect to Vista Gold, including financial models prepared by management of Vista Gold, as well as internal operating and financial projections prepared by Vista Gold;

•
certain internal financial, operational, corporate and other information with respect to Artemis Gold;

•
discussions and communications with management and the Board relating to Vista Gold’s current business, business plan, financial condition and prospects;

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public information in respect of selected precedent transactions ATB Cormark considered relevant;

•
investment research reports published by equity research analysts and industry sources regarding Vista Gold, Artemis Gold and other public issuers to the extent considered by ATB Cormark to be relevant;

•
a certificate of representation addressed to ATB Cormark and dated as of the date of the ATB Cormark Opinion, provided by senior officers of Vista Gold, as to certain factual matters and the completeness and accuracy of certain information upon which the ATB Cormark Opinion is based (the “Officers’ Certificate”); and

•
such other economic, financial market, industry and corporate information, investigations and analyses as ATB Cormark considered necessary or appropriate in the circumstances.

ATB Cormark has not, to the best of its knowledge, been denied access by Vista Gold to any information requested. ATB Cormark did not meet with the auditors of Vista Gold and assumed the accuracy, completeness and fair presentation of, and relied upon, without independent verification, the consolidated financial statements of Vista Gold and the reports of the auditors thereon.

With the consent of the Board, ATB Cormark relied upon the completeness, accuracy and fair presentation of all financial, operational, technical, legal, tax and other information, data, advice, opinions and representations obtained by it from public sources, provided to it by or on behalf of Vista Gold or its directors, officers, agents and advisors, or otherwise obtained by ATB Cormark (collectively, the “Information”). ATB Cormark assumed that the Information did not contain any untrue statement of a material fact and did not omit any material fact or any fact necessary to make such information not misleading, and the ATB Cormark Opinion is conditional upon the completeness, accuracy and fair presentation of such information. Subject to the exercise of professional judgment, ATB Cormark did not attempt to independently verify or investigate the completeness, accuracy or fair presentation of any of the Information. Senior officers of Vista Gold represented to ATB Cormark in the Officers’ Certificate, among other things, that (i) the information provided to ATB Cormark by or on behalf of Vista Gold (including financial models, technical information, business plans and forecasts) was, at the date of the ATB Cormark Opinion (or, in the case of historical information, at the date of preparation), complete, true and correct in all material respects and did not contain any untrue statement of a material fact or omit to state a material fact necessary to make such information not misleading, and (ii) since the dates on which such information was provided, there has been no material change in the financial condition, assets, liabilities, business, operations or prospects of Vista Gold or its subsidiaries that would render such information untrue or misleading in any material respect or that would reasonably be expected to have a material effect on the ATB Cormark Opinion.
With respect to the forecasts, projections, financial models, estimates and budgets provided to ATB Cormark and used in its analyses, ATB Cormark noted that projecting future results of any business is inherently subject to uncertainty. ATB Cormark assumed that such forecasts, projections, financial models, estimates and budgets were reasonably prepared consistent with industry and past practices on a basis reflecting the best currently available assumptions, estimates and judgments of management of Vista Gold as to the future financial performance of Vista Gold, and are (or were at the time and continue to be) reasonable in the circumstances. ATB Cormark expressed no view as to the reasonableness of such forecasts, projections, financial models, estimates or budgets or the assumptions on which they are based.
In preparing the ATB Cormark Opinion, ATB Cormark made several assumptions, including that all governmental, regulatory or other consents and approvals necessary for the completion of the Arrangement will be obtained without any adverse effect, all of the conditions required to implement the Arrangement will be satisfied, the procedures being followed to implement the Arrangement are valid and effective, this Circular will be distributed to Shareholders in accordance with applicable laws, and the disclosure in this Circular and any other documents prepared by Vista Gold or its affiliates in connection with the Arrangement will be accurate in all material respects and will comply with the requirements of all applicable laws. In its analyses and in preparing the ATB Cormark Opinion, ATB Cormark made numerous other assumptions with respect to expected industry performance, general business and economic conditions and other matters, many of which are beyond the control of ATB Cormark or Vista Gold (including exchange rate and commodity price assumptions).
ATB Cormark also assumed that the executed Arrangement Agreement, Plan of Arrangement and other related agreements will not differ in any material respect from the drafts that ATB Cormark reviewed, and that the Arrangement will be consummated in accordance with the terms and conditions thereof, substantially within the time frames specified therein, without any waiver or amendment of any material term or condition thereof or of the Plan of Arrangement.
ATB Cormark was not engaged to review any legal, tax, regulatory or accounting aspects of the Arrangement and expressed no opinion concerning such matters, and relied upon, without independent verification or investigation, the assessment by Vista Gold and its legal, tax, regulatory and accounting advisors with respect to such matters. Nothing contained in the ATB Cormark Opinion is to be construed as a legal interpretation, an opinion on any contract or document or a recommendation to invest or divest. ATB Cormark has not been requested to opine as to, and the ATB Cormark Opinion does not address, the amount or nature of compensation to any of the officers, directors or employees of Vista Gold, Artemis Gold or any other party to the Arrangement, relative to the Consideration to be received by Shareholders.
On September 19, 2026, ATB Cormark orally presented its analysis and opinion to the Board. The ATB Cormark Opinion was rendered on the basis of securities markets, economic and general business and financial conditions prevailing as of its date and the condition and prospects, financial and otherwise, of Vista Gold, as reflected in the Information and as represented to ATB Cormark in the Officers’ Certificate. ATB Cormark disclaimed any undertaking or obligation to advise any person of any change in any fact or matter affecting its opinion which may come or be brought to the attention of ATB Cormark after the date of such opinion. Without limiting the foregoing, in the event that there is any change in any fact or matter affecting the ATB Cormark Opinion after its date, ATB Cormark reserves the right to change, modify or withdraw the ATB Cormark Opinion. ATB Cormark was not engaged to prepare, and has not prepared, a formal valuation of Vista Gold or any of its assets or securities, and its opinion should not be construed as such.
Overview of Financial and Comparative Analyses
In preparing its opinion, ATB Cormark performed a variety of financial and comparative analyses, including those described below. The summary of the analyses below is not a complete description of the ATB Cormark Opinion or the analyses underlying, and factors considered in connection with, the ATB Cormark Opinion, which involved various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. The preparation of a financial opinion is a complex process and is not necessarily amenable to partial analysis or summary. Any attempt to do so could lead to undue emphasis on any particular factor or analysis. ATB Cormark arrived at its ultimate opinion based on the results of all analyses and factors assessed as a whole, and it did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis. ATB Cormark believes that its analyses must be considered as a whole and that selecting portions of the analyses or the factors considered by it, without considering all factors and analyses together, could create an incomplete or misleading view of the process underlying the ATB Cormark Opinion.
In its analyses, ATB Cormark considered industry performance, general business, economic, market and financial conditions and other matters existing as of the date of the ATB Cormark Opinion, many of which are beyond the control of Vista Gold and Artemis Gold. No company, business or transaction reviewed was identical or directly comparable to Vista Gold, Artemis Gold or the Arrangement and an evaluation of these analyses was not entirely mathematical; rather, the analyses involved complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading, acquisition or other values of the companies, businesses or transactions reviewed or the results from any particular analysis.
The estimates contained in ATB Cormark’s analyses and the ranges resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by such analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold or acquired. Accordingly, the estimates used in, and the results derived from, ATB Cormark’s analyses are inherently subject to substantial uncertainty.
ATB Cormark was not requested to, and it did not, recommend or determine the specific Consideration payable in the Arrangement. The type and amount of Consideration payable in the Arrangement were determined through negotiations between Vista Gold and Artemis Gold and the decision to recommend and enter into the Arrangement Agreement was solely that of the Board. The ATB Cormark Opinion and the financial analyses summarized below were only one of many factors considered by the Board in its evaluation of the Arrangement and should not be viewed as determinative of the views of the Board or management of Vista Gold with respect to the Arrangement or the Consideration.
The summary of the financial analyses described below under the heading “— Financial Analyses” is a summary of the material financial analyses prepared and reviewed with the Board in connection with the ATB Cormark Opinion. The summary set forth below does not purport to be a complete description of the financial analyses performed by, and underlying, the ATB Cormark Opinion, nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses by ATB Cormark. Some of the summaries of the financial analyses include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses. Considering the data in the tables without considering all factors and analyses together, including the full narrative description of the financial analyses and the methodologies and assumptions underlying them, could create a misleading or incomplete view of such financial analyses. ATB Cormark does not assume responsibility if future results are different from those described, whether or not any such difference is material. Financial data for Vista Gold utilized in the financial analyses described below were based on, among other things, internal financial models and projections prepared by management of Vista Gold.
Financial Analyses
The financial presentation provided to the Board in connection with the ATB Cormark Opinion included the following material financial analyses. Except as otherwise noted, the following quantitative information, to the extent based on market data, is based on market data as it existed on or before September 18, 2026, the last trading day before ATB Cormark rendered its oral opinion to the Board, and is not necessarily indicative of current market conditions. Unless otherwise noted, all amounts are expressed in U.S. dollars, and amounts denominated in Canadian dollars (including the trading price of Artemis Shares on the TSXV) were converted into U.S. dollars using an exchange rate of US$0.7139 per C$1.00 on September 18, 2026.
Approach to Fairness and Value of Artemis Shares
ATB Cormark used the methodologies described below to determine a range of values for each Vista Share and a value for each Artemis Share, and then used such values to determine the fairness, from a financial point of view, of the implied value of the Consideration to Shareholders. ATB Cormark determined that a liquid market exists for Artemis Shares, having considered, among other things, daily trading activity, volumes and price history and the public float and average daily trading volume of Artemis Shares on the TSXV and therefore used the closing price of Artemis Shares on the TSXV on September 18, 2026 of C$41.00 to establish the current trading value of the Artemis Shares. Based on such closing price and the Exchange Ratio, the Consideration had an implied value of US$2.83 per Vista Share as of September 18, 2026.
Vista Net Asset Value Analysis
ATB Cormark performed a net asset value (“NAV”) analysis of Vista Gold by calculating the estimated present value of the unlevered, after-tax free cash flows that Vista Gold management has forecast the Mt Todd Gold Project to generate over its mine life, applying a discount rate of 5%, which ATB Cormark noted represents the discount rate commonly used by precious metals equity research analysts in calculating NAV. ATB Cormark calculated an implied NAV per Vista Share by adjusting the resulting NAV of such cash flows for (i) Vista Gold’s balance sheet as of June 30, 2026, (ii) the present value of projected corporate general and administrative expenses and (iii) the fully diluted in-the-money Vista Shares outstanding.
ATB Cormark also performed and considered various sensitivity analyses on the NAV analysis, including, among other things, the impact of various commodity price scenarios ranging from US$3,600 per ounce of gold +/−20%, and reviewed the NAV and NAV per share estimates for Vista Gold reflected in, and derived from, the equity research analyst report available to ATB Cormark.
Based on the foregoing, ATB Cormark derived an implied NAV per Vista Share of US$10.22, compared to the implied value of the Consideration of US$2.83 per Vista Share.
Vista Comparable Public Companies Analysis
ATB Cormark reviewed financial and stock market information for selected publicly traded gold development companies that ATB Cormark believed, in its professional judgment and experience, to be relevant for comparison purposes (the “Vista Comparable Companies”). Given the Mt Todd Gold Project’s long mine life and geographic location, the Vista Comparable Companies were selected to reflect, among other factors, gold developers with a basic equity value of less than US$1.0 billion, an economic study, a total resource size greater than 2.0 million ounces of gold, operations located in lower risk jurisdictions and a mine life of 15 years or longer.

The Vista Comparable Companies as of September 18, 2026 were as follows:
Comparable Companies
Dakota Gold Corp.
Falco Resources Ltd.
International Tower Hill Mines Ltd.
Liberty Gold Corp.
Nova Minerals Corp.
Spanish Mountain Gold Ltd.
STLLR Gold Inc.
Thesis Gold & Silver Inc.
Troilus Mining Corp.
Wallbridge Mining Company Ltd.
The P/NAV multiples implied by such comparable companies ranged from 0.07x to 0.42x.
Using the trading statistics of such companies, ATB Cormark determined ranges of multiples using the first quartile and third quartile as the lower and upper ends of the range, respectively, resulting in a selected P/NAV range of 0.14x to 0.32x. ATB Cormark applied such range to (i) the implied NAV per Vista Share indicated by the NAV analysis and (ii) the implied NAV per Vista Share indicated by the NAV analysis, adjusted for a change of control premium of 36% to reflect an en bloc value.
In selecting the Vista Comparable Companies and establishing ATB Cormark’s range of multiples, which were determined using ATB Cormark’s professional judgment and experience, ATB Cormark considered various factors, including, but not limited to, development stage, resource size, mine life, jurisdictional risk, equity value and other factors which ATB Cormark considered generally relevant to Vista Gold and the Vista Comparable Companies.
Based on the foregoing, ATB Cormark derived an implied per share equity value range for Vista Gold of US$1.43 to US$3.27 (without a change of control premium) and US$1.95 to US$4.45 (with a change of control premium), compared to the implied value of the Consideration of US$2.83 per Vista Share.
Vista Precedent Transaction Analysis
ATB Cormark reviewed the purchase prices and transaction multiples paid in selected precedent transactions that ATB Cormark, based on its experience in the mining industry, considered relevant. The selected transactions were announced since 2020, had a transaction value between US$50 million and US$1.0 billion, and involved targets with an economic study, operations located in lower risk jurisdictions and a mine life of 10 years or longer.
The selected precedent transactions (identified by announcement date, acquirer and target) were:
Announcement Date	Acquirer	Target
17-Aug-2026	OceanaGold Corp.	Ausgold Ltd.
31-Oct-2025	Fresnillo plc	Probe Gold Inc.
12-Dec-2024	Agnico Eagle Ltd.	O3 Mining Inc.
13-June-2022	Orla Mining Ltd.	Gold Standard Ventures Corp.
13-July-2021	AngloGold Ashanti Ltd.	Corvus Gold Inc.
2-Nov-2020	Yamana Gold Inc.	Monarch Gold Corp.
The P/NAV multiples implied by such transactions ranged from 0.27x to 0.88x.
ATB Cormark applied a selected P/NAV range of 0.35x to 0.45x to the implied NAV per Vista Share indicated by the NAV analysis. Based on the foregoing, ATB Cormark derived an implied per share equity value range for Vista Gold of US$3.58 to US$4.60, compared to the implied value of the Consideration of US$2.83 per Vista Share.
Other Analyses
ATB Cormark also considered certain other factors, including those described below, for informational or supplemental purposes.
Historical Trading Prices
ATB Cormark reviewed the historical closing trading prices of Vista Shares on the NYSE American during the 52-week period ended September 18, 2026, which reflected low and high closing prices during such period of US$1.43 and US$3.13 per share. ATB Cormark noted the closing price per Vista Share of US$2.26 as of September 18, 2026.
Equity Research Price Targets
ATB Cormark noted the forward share price target for Vista Gold reflected in the equity research analyst report available to ATB Cormark, which was US$4.50 per Vista Share.
Implied Premiums
ATB Cormark reviewed the premiums implied by the Consideration relative to the closing price and 20-day VWAP of Vista Shares on the NYSE American, based on the closing price and 20-day VWAP of Artemis Shares on the TSXV, in each case as of September 18, 2026, which implied premiums of 30 to 42% and 27 to 40%, respectively.
Discounted Cash Flow Analysis
ATB Cormark performed a discounted cash flow analysis of the forecast Mt Todd Gold Project cash flows by applying a weighted average cost of capital (“WACC”) of 11.9%, derived using a weighted average of Vista Gold’s estimated cost of equity and cost of debt, and adjusting the result for Vista Gold’s balance sheet, the present value of projected corporate general and administrative expenses and the fully diluted in-the-money Vista Shares outstanding. ATB Cormark also performed sensitivity analyses on the discounted cash flow, including sensitivity to gold price and WACC. This analysis indicated an implied per share value range for Vista Gold of US$2.03 to US$4.52.
Enterprise Value per Ounce Analyses
ATB Cormark reviewed the EV/oz multiples of the Vista Comparable Companies to calculate implied per share equity values for Vista Gold, which indicated a range of US$2.96 to US$7.79. ATB Cormark also reviewed the EV/oz multiples paid in the selected precedent transactions, adjusted for current spot gold prices (calculated as EV/oz multiplied by the current spot gold price divided by the spot gold price at announcement of the relevant transaction), which indicated a range of US$5.28 to US$9.05 per Vista Share.
Miscellaneous
ATB Cormark is a Canadian investment dealer providing investment research, equity sales and trading and investment banking services, including mergers and acquisitions, equity capital markets and debt capital markets, to a broad range of institutions and corporations. ATB Cormark has participated in a significant number of transactions involving public and private companies, maintains a particular expertise advising companies in the global mining sector and has extensive experience in preparing fairness opinions.
The ATB Cormark Opinion and its form and content have been approved for release by a committee of senior investment banking professionals of ATB Cormark, each of whom is experienced in merger, acquisition, divestiture, valuation, fairness opinion and other capital markets matters.
As of the date of the ATB Cormark Opinion, neither ATB Cormark nor any of its affiliates or associates was an insider, associate or affiliate (as those terms are defined in the Securities Act (Ontario)) of Vista Gold or any of its affiliates or of Artemis Gold or any of its affiliates. In the 24-month period preceding the date of the ATB Cormark Opinion, ATB Cormark has not been engaged to provide financial advisory services to Vista Gold or its affiliates or Artemis Gold or its affiliates, nor has it participated in any financing involving Vista Gold, Artemis Gold or any of its affiliates, other than the services provided pursuant to the ATB Cormark Engagement Agreement.
There were no understandings, agreements or commitments as of the date of the ATB Cormark Opinion between ATB Cormark and Vista Gold or any of its affiliates or Artemis Gold or any of its affiliates with respect to any future business dealings. ATB Cormark may in the future, in the ordinary course of its business, perform financial advisory or investment banking services for Vista Gold, Artemis Gold or any of their respective affiliates.
ATB Cormark acts as a trader and dealer, both as principal and agent, in major financial markets and, as such, may have had, may have and may in the future have positions in the securities of Vista Gold, Artemis Gold or their respective affiliates and, from time to time, may have executed or may execute transactions on behalf of such entities or other clients for which it may have received or may receive compensation. As an investment dealer, ATB Cormark conducts research on securities and may, in the ordinary course of its business, provide research reports and investment advice to its clients regarding Vista Gold, Artemis Gold or the Arrangement.
The Board retained ATB Cormark pursuant to the ATB Cormark Engagement Agreement based upon ATB Cormark’s qualifications, experience and expertise, including in the mining sector. The terms of the ATB Cormark Engagement Agreement provide that ATB Cormark will receive a fixed fee of $450,000 upon delivery of the ATB Cormark Opinion, no portion of which is contingent, in whole or in part, upon the success or completion of the Arrangement or the conclusions reached in the ATB Cormark Opinion. No other fees are payable to ATB Cormark under the ATB Cormark Engagement Agreement. Vista Gold has also agreed to reimburse ATB Cormark for its reasonable out-of-pocket expenses and to indemnify ATB Cormark, in certain circumstances, against certain expenses, losses, claims, actions, damages and liabilities incurred in connection with the provision of its services pursuant to the ATB Cormark Engagement Agreement. The Board was aware of, and considered, the foregoing fee, reimbursement and indemnification arrangements when it approved the Arrangement Agreement and the transactions contemplated thereby.
Certain Unaudited Prospective Financial Information of Vista Gold
Vista Gold does not, as a matter of course, publicly disclose long-term projections or forecasts of future financial or operating results, given the inherent unpredictability of the underlying assumptions and estimates. However, in connection with the evaluation of the Arrangement, management of Vista Gold prepared certain unaudited prospective financial and operating information regarding Vista Gold and the Mt Todd Gold Project (the “Vista Gold Projections”). The Vista Gold Projections were provided to the Special Committee and the Board in connection with their evaluation of the Arrangement, and to CIBC and ATB Cormark, and were used and relied upon by CIBC and ATB Cormark, at the direction of Vista Gold, for purposes of their respective financial analyses and opinions. A summary of the Vista Gold Projections is included in this Circular solely to give Shareholders access to information that was made available to the Special Committee, the Board and the financial advisors, and is not included to influence any Shareholder’s decision as to how to vote on the Arrangement Resolution.
The Vista Gold Projections were prepared by management of Vista Gold based on the underlying development and operating case for the Mt Todd Gold Project described in Vista Gold’s 15,000-tonnes-per-day feasibility study completed in July 2025 (the “2025 Feasibility Study”), with adjustments to reflect management’s estimates of key factors affecting projected cash flows, including the anticipated timing of construction and commencement of operations; a long-term gold price assumption informed by recent third-party consensus estimates; cost inflation applicable to the mining industry since July 2025, as reflected in estimated future cash flows; predevelopment expenditures expected to be incurred prior to the commencement of construction; and annual corporate general and administrative (“G&A”) expenses and exploration expenditures that were outside the scope of the economic assessment presented in the 2025 Feasibility Study. The Vista Gold Projections also reflect management’s estimates of the timing and amount of expenditures expected to be incurred during the predevelopment, construction, commissioning and operating periods, as applicable.

Material assumptions used by management in developing the Vista Gold Projections included:
•
Long-term gold price;

•
Initial capital costs, sustaining capital expenditures and closure costs;

•
Timing of construction, commissioning and the ramp-up to commercial production;

•
Processing throughput rates, gold grades and metallurgical recovery rates;

•
Site operating costs, including mining, processing and site G&A costs;

•
Mineral reserves, the mine plan and the assumed mine life;

•
Predevelopment expenditures expected to be incurred prior to the commencement of construction;

•
Corporate G&A expenses;

•
Exploration expenditures expected to be incurred after commencement of gold production;

•
Applicable royalty rates;

•
Changes in working capital; and

•
Income taxes payable.

The following table presents a summary of the Vista Gold Projections (in US$ millions, unless otherwise indicated):
	2027E	2028E	2029E	2030E	2031E	2032E	LOM Total/Avg.
Gold price (US$/oz)	4,632	4,518	4,378	3,570	3,570	3,570	3,646
Gold production (koz)	—	—	—	25	120	181	4,554/134
Revenue	—	—	—	89	429	646	16,257/478
Total operating costs	—	—	—	44	190	240	7533/171
All-in sustaining costs (US$/oz)(1)	—	—	—	2,236	2,002	1,636	2,042
Initial capital expenditures	—	134	268	134	—	—	535
Sustaining capital expenditures	—	—	—	5	15	3	329/10
Corporate G&A (incl. pre-development financing costs)	44	14	14	14	16	16	614/8
Unlevered after-tax free cash flow(1)	(44)	(200)	(282)	(114)	158	243	3,829/81

(1)
All-in sustaining costs and unlevered after-tax free cash flow are non-GAAP financial measures that do not have a standardized meaning under U.S. GAAP and may not be comparable to similar measures presented by other companies. All-in sustaining costs are calculated as: (Total Operating Costs + Royalties +Sustaining and Closure Capital) ÷ Gold Ounces Produced. Unlevered after-tax free cash flow is calculated as EBITDA less taxes, less increases in net working capital and less capital expenditures. Because the non-GAAP financial measures in the Vista Gold Projections were provided to the financial advisors for purposes of their analyses, they are excluded from the definition of non-GAAP financial measures under SEC rules, and no reconciliation to the most directly comparable GAAP measure is provided.

The Vista Gold Projections include production and cost estimates derived from mineral reserves and mineral resources prepared in accordance with NI 43-101 and S-K 1300. See “Cautionary Note to U.S. Shareholders Concerning Mineral Reserve and Mineral Resource Estimates”. Additionally, the Vista Gold Projections constitute forward-looking information and future-oriented financial information and are subject to the risks and uncertainties described under “Cautionary Notice Regarding Forward-Looking Statements and Information” and “Risk Factors Related to the Arrangement”. The Vista Gold Projections do not account for the potential effects of the merger or the risks associated with the transaction not being consummated. Shareholders are urged not to place undue reliance on the Vista Gold Projections and to consider the Vista

Gold Projections in light of the risks described under “Cautionary Notice Regarding Forward-Looking Statements and Information” and “Risk Factors Related to the Arrangement”.
The Vista Gold Projections were not prepared with a view to public disclosure or toward compliance with U.S. GAAP or the published guidelines of any securities laws for the preparation and presentation of prospective financial information. Neither Vista Gold’s independent registered public accounting firm nor any other independent accountant has compiled, examined or performed any procedures with respect to the Vista Gold Projections, nor has any of them expressed any opinion or any other form of assurance on such information or its achievability. The Vista Gold Projections reflect numerous estimates and assumptions with respect to industry performance, general business, economic, regulatory, market and financial conditions, and matters specific to Vista Gold and the Mt Todd Gold Project, all of which are difficult to predict and many of which are beyond Vista Gold’s control. The Vista Gold Projections do not take into account the Arrangement or any circumstances or events occurring after the date they were prepared, and do not reflect the development plan for the Mt Todd Gold Project that Artemis Gold may pursue following completion of the Arrangement. There can be no assurance that the projected results will be realized, and actual results may differ materially from those shown.
Risk Factors Related to the Arrangement
The completion of the Arrangement involves risks. In addition to the risk factors described under the heading “Risk Factors” in the Vista Annual Report, which is specifically incorporated by reference into this Circular, and the risk factors described under “Appendix H — Information Concerning Vista Gold — Risk Factors” and “Appendix I — Information Concerning Artemis Gold — Risk Factors” appended to this Circular, the following are additional and supplemental risk factors which Shareholders should carefully consider before making a decision regarding approving the Arrangement Resolution. Readers are cautioned that such risk factors are not exhaustive and additional risks and uncertainties, including those currently unknown or considered immaterial to Vista Gold or Artemis Gold, may also adversely affect Vista Gold or Artemis Gold prior to completion of the Arrangement, or the Combined Company.
The Arrangement is subject to satisfaction or waiver of various conditions
Completion of the Arrangement is subject to, among other things, the approval of the Court, Shareholder approval, receipt of the Key Regulatory Approvals and the approval of the TSX and TSXV, all of which may be outside the control of both Vista Gold and Artemis Gold. There can be no assurance that these conditions will be satisfied or that the Arrangement will be completed as currently contemplated or at all. If, for any reason, the Arrangement is not completed or its completion is substantially delayed, the market price of Vista Shares may be materially adversely affected. In such events, Vista Gold’s business, financial condition or results of operations could also be subject to material adverse consequences.
It is also a mutual condition of closing the Arrangement that the approval of the TSX and the TSXV shall have been obtained, and Artemis Gold has agreed to apply for and use commercially reasonable efforts to obtain conditional approval of the listing and posting for trading of the Consideration Shares on the TSXV, subject only to the satisfaction by Artemis Gold of customary listing conditions of the TSXV. [Artemis Gold has applied to the TSXV to list the Consideration Shares and has received conditional approval.] Artemis Gold does not presently intend to list the Consideration Shares on the NYSE American.
Shareholders will receive a fixed number of Artemis Shares
Shareholders will receive a fixed number of Artemis Shares under the Arrangement, rather than a variable number of Artemis Shares with a fixed relative market value. As the number of Artemis Shares to be received in respect of each Vista Share under the Arrangement will not be adjusted to reflect any change in the relative market value of Vista Shares, the number of Artemis Shares received by Shareholders under the Arrangement may vary significantly from the relative market value of Vista Shares expressed at the dates referenced in this Circular. There can be no assurance that the relative market price of Vista Shares on the Effective Date will be the same or similar to the relative market price of such shares on the date of the Meeting. The underlying cause of any such change in relative market price may not constitute a material adverse effect, the occurrence of which in respect of a Party could entitle the other Party to terminate the Arrangement Agreement. In addition, the number of Artemis Shares being issued in connection with the Arrangement will not change despite decreases or increases in the market prices of Vista Shares or Artemis Shares. Many of the factors that affect the market prices of the Vista Shares or Artemis Shares are beyond the control of Vista Gold or Artemis Gold, respectively. These factors include fluctuations in commodity prices, fluctuations in currency exchange rates, changes in the regulatory environment, adverse political developments, prevailing conditions in the capital markets and interest rate fluctuations. There can also be no assurance that the trading price of the Artemis Shares will not decline following the completion of the Arrangement.
The Arrangement Agreement may be terminated in certain circumstances
Each of Vista Gold and Artemis Gold has the right to terminate the Arrangement Agreement in certain circumstances. Accordingly, there is no certainty, nor can either of Vista Gold or Artemis Gold provide any assurance, that the Arrangement will not be terminated by either Vista Gold or Artemis Gold before the completion of the Arrangement. For instance, Vista Gold has the right, in certain circumstances, to terminate the Arrangement Agreement if there is an Artemis Material Adverse Effect. Conversely, Artemis Gold has the right, in certain circumstances, to terminate the Arrangement Agreement if there is a Material Adverse Effect in respect of Vista Gold. There is no assurance that a Material Adverse Effect or an Artemis Material Adverse Effect will not occur before the Effective Date, in which case Vista Gold and Artemis Gold could elect to terminate the Arrangement Agreement and the Arrangement would not proceed. Failure to complete the Arrangement could negatively impact the trading price of the Vista Shares or otherwise adversely affect the business of Vista Gold.
While the Arrangement is pending, Vista Gold is restricted from pursuing alternatives to the Arrangement and taking certain other actions
Under the Arrangement Agreement, Vista Gold is restricted, subject to certain exceptions, from making, initiating, soliciting or knowingly encouraging or facilitating (including by way of furnishing or affording access to confidential information or any site visit), any inquiry, proposal or offer with respect to an Acquisition Proposal or that could reasonably be expected to constitute or lead to an Acquisition Proposal. In addition, the Arrangement Agreement restricts Vista Gold (and, to a more limited extent, Artemis Gold) from taking specified actions until the Arrangement is completed without the consent of the other Party which may adversely affect the ability of Vista Gold to execute certain business strategies, including, but not limited to, the ability in certain cases to enter into or amend contracts, acquire or dispose of assets, incur indebtedness or incur capital expenditures, and to advance certain permitting activities relating to the site footprint, plant design or site infrastructure configuration of the Mt Todd Gold Project. These restrictions may prevent Vista Gold from pursuing attractive business opportunities that may arise prior to the completion of the Arrangement. If the Arrangement is not completed for any reason, the announcement of the Arrangement, the dedication of Vista Gold’s resources to the completion thereof and the restrictions that were imposed on Vista Gold under the Arrangement Agreement may have an adverse effect on the current and future operations, financial condition and prospects of Vista Gold as a standalone entity and would require Vista Gold to pursue additional financing sooner and increase the total financial cost through to commercial production.
Vista Gold could be required to pay Artemis Gold a termination fee of $18.1 million in specified circumstances
The Arrangement Agreement provides that Vista Gold will be required to pay the Vista Termination Fee of $18,148,536 to Artemis Gold upon termination of the Arrangement Agreement under certain specified circumstances, including where: (i) Artemis Gold terminates the Arrangement Agreement because the Board or any committee thereof fails to unanimously recommend or withdraws, amends, modifies or qualifies the Board Recommendation, or accepts, approves, endorses or recommends (or takes no position or remains neutral for more than five Business Days with respect to) an Acquisition Proposal, or fails to publicly reaffirm the Board Recommendation within five Business Days after being requested to do so by Artemis Gold, or Vista Gold breaches its non-solicitation covenants in any material respect; (ii) Vista Gold terminates the Arrangement Agreement, prior to the approval of the Arrangement Resolution by Shareholders, in order to enter into a written agreement with respect to a Superior Proposal; or (iii) the Arrangement Agreement is terminated by either Party because the Shareholder Approval is not obtained at the Meeting or because the Effective Time has not occurred by the Outside Date, or by Artemis Gold due to a wilful breach or fraud on the part of Vista Gold, and (A) prior to such termination, an Acquisition Proposal was made or publicly announced or otherwise publicly disclosed by any person (other than Artemis Gold) or any person (other than Artemis Gold) publicly announced an intention to make an Acquisition Proposal, and (B) within 12 months following the date of such termination, an Acquisition Proposal is consummated or effected, or Vista Gold enters into a contract (other than an Acceptable Confidentiality Agreement) in respect of an Acquisition Proposal that is later consummated or effected, provided that for these purposes references to “20% or more” in the definition of Acquisition Proposal are deemed to be references to “50% or more”. See “— The Arrangement Agreement — Termination — Termination Fee Payable by Vista Gold”.
In addition, if the Arrangement Agreement is terminated (i) by either Party because the Shareholder Approval is not obtained at the Meeting, Vista Gold will be required to pay Artemis Gold an Expense Reimbursement Fee of $3 million within two Business Days of such termination, or (ii) by Artemis Gold as a result of a breach by Vista Gold of its representations, warranties, covenants or agreements that would cause a closing condition not to be satisfied and that is incapable of being cured or is not cured in accordance with the Arrangement Agreement, Vista Gold will be required to pay Artemis Gold an Expense Reimbursement Fee of $5 million within two Business Days of such termination. In no event will Vista Gold be required to pay, in the aggregate, an amount in excess of the Vista Termination Fee under the termination fee and expense reimbursement provisions of the Arrangement Agreement. If the Arrangement Agreement is terminated by Vista Gold as a result of an uncured breach by Artemis Gold, Artemis Gold will be required to pay Vista Gold an Expense Reimbursement Fee of $5 million within two Business Days of such termination.
The termination fee that may be payable by Vista Gold to Artemis Gold may discourage other parties from attempting to enter into a business transaction with Vista Gold, even if those parties would otherwise be willing to enter into an agreement with Vista Gold for a business combination and would be prepared to pay consideration with a higher price per share or cash market value than the per share market value proposed to be received or realized in the Arrangement. In addition, payment of such amount may have a material adverse effect on the business and affairs of Vista Gold. See “— The Arrangement Agreement — Termination.
Vista Gold will incur costs even if the Arrangement is not completed and Vista Gold or Artemis Gold may have to pay various expenses incurred in connection with the Arrangement
Certain costs related to the Arrangement, such as legal, accounting and certain financial advisor fees, must be paid by Vista Gold even if the Arrangement is not completed. Vista Gold is liable for its own costs incurred in connection with the Arrangement.
Vista Gold and Artemis Gold have also incurred and expect to incur additional material non-recurring expenses in connection with the Arrangement and completion of the transactions contemplated by the Arrangement Agreement, including costs related to obtaining required shareholder and regulatory approvals. Additional unanticipated costs or expenses may be incurred by Artemis Gold in the course of coordinating the businesses of the Combined Company.
If the Arrangement is not consummated by the Outside Date, either Vista Gold or Artemis Gold may elect not to proceed with the Arrangement
Either Vista Gold or Artemis Gold may terminate the Arrangement Agreement if the Arrangement has not been completed by the Outside Date, being April 15, 2027 or such later date as the Parties may agree in writing. If the Effective Date has not occurred by the Outside Date as a result of the failure to obtain any of the Key Regulatory Approvals, either Party may extend the Outside Date from time to time by a period of not less than 30 days (to a maximum of 60 days in aggregate) if it reasonably believes that the Key Regulatory Approvals are capable of being obtained prior to the Outside Date, as so extended. A Party may not terminate the Arrangement Agreement on this basis if the failure of the Effective Time to occur by the Outside Date has been caused by, or is a result of, a breach by such Party of its representations or warranties or the failure of such Party to perform its covenants or agreements under the Arrangement Agreement.
Vista Gold and Artemis Gold may be the targets of legal claims, securities class actions, derivative lawsuits and other claims and any such claims may delay or prevent the Arrangement from being completed
Vista Gold and Artemis Gold may be the target of securities class actions and derivative lawsuits which could result in substantial costs and may delay or prevent the Arrangement from being completed. Securities class action lawsuits and derivative lawsuits are often brought against companies that have entered into an agreement to acquire a public company or to be acquired. Third parties may also attempt to bring claims against Vista Gold and Artemis Gold seeking to restrain the Arrangement or seeking monetary compensation or other remedies. Even if the lawsuits are without merit, defending against these claims can result in substantial costs and divert management time and resources. Additionally, if a plaintiff is successful in obtaining an injunction prohibiting consummation of the Arrangement, then that injunction may delay or prevent the Arrangement from being completed.
Uncertainty surrounding the Arrangement could adversely affect Vista Gold’s or Artemis Gold’s retention of suppliers and personnel and could negatively impact future business and operations
The Arrangement is dependent upon satisfaction of various conditions, and as a result its completion is subject to uncertainty. In response to this uncertainty, each of Vista Gold’s and Artemis Gold’s suppliers may delay or defer decisions concerning each company. Any change, delay or deferral of those decisions by suppliers could negatively impact the business, operations and prospects of Vista Gold, regardless of whether the Arrangement is ultimately completed, or of Artemis Gold if the Arrangement is completed. Similarly, current and prospective employees of Vista Gold may experience uncertainty about their future roles with Artemis Gold until Artemis Gold’s strategies with respect to such employees are determined and announced. This may adversely affect Vista Gold’s ability to attract or retain key employees in the period until the Arrangement is completed or thereafter.
The pending Arrangement may divert the attention of Vista Gold’s and Artemis Gold’s management
The pendency of the Arrangement could cause the attention of Vista Gold’s and Artemis Gold’s management to be diverted from the day-to-day operations and suppliers may seek to modify or terminate their business relationships with either party. These disruptions could be exacerbated by a delay in the completion of the Arrangement and could have an adverse effect on the business, operating results or prospects of Vista Gold regardless of whether the Arrangement is ultimately completed, or of Artemis Gold if the Arrangement is completed.
Payments in connection with the exercise of Dissent Rights may impair Vista Gold’s financial resources
Registered Shareholders have the right to exercise certain Dissent Rights and demand payment of the fair value of their Vista Shares in cash in connection with the Arrangement in accordance with the BCBCA. If there are significant number of Dissenting Shareholders, a substantial cash payment may be required to be made to such Dissenting Shareholders that could have an adverse effect on Vista Gold’s financial condition and cash resources if the Arrangement is completed. See “— Right to Dissent”
Vista Gold directors and officers may have interests in the Arrangement different from the interests of Shareholders following completion of the Arrangement
Certain of the directors and executive officers of Vista Gold negotiated the terms of the Arrangement Agreement, and the Board has unanimously recommended that Shareholders vote in favour of the Arrangement. These directors and executive officers may have interests in the Arrangement that are different from, or in addition to, those of Shareholders generally. These interests include, but are not limited to, the acceleration of payments or vesting of equity-based awards. Shareholders should be aware of these interests when they consider the Board’s unanimous recommendation. The Board was aware of, and considered, these interests when they declared the advisability of the Arrangement Agreement and unanimously recommended that Shareholders approve the Arrangement Resolution.
Tax consequences of the Arrangement may differ from anticipated treatment, including that if the Arrangement does not qualify as a “reorganization” within the meaning of Section 368(a) of the U.S. Tax Code, some Shareholders may be required to pay U.S. federal income taxes
There can be no assurance that the CRA, the U.S. Internal Revenue Service or other applicable taxing authorities will agree with the Canadian and U.S. federal income tax consequences of the Arrangement, as applicable, as set forth in this Circular. Furthermore, there can be no assurance that applicable Canadian and U.S. income tax Laws, regulations or tax treaties will not change (legislatively, judicially or otherwise) or be interpreted in a manner, or that applicable taxing authorities will not take an administrative position, that is adverse to Vista Gold, Artemis Gold and their respective shareholders following completion of the Arrangement. Taxation authorities may also disagree with how Vista Gold or Artemis Gold following the Arrangement calculate or have in the past calculated their income or other amounts for tax purposes. Any such events could adversely affect Artemis Gold, its share price or the dividends that may be paid to the Artemis Shareholders following completion of the Arrangement.
Although Vista Gold and Artemis Gold intend that the Arrangement will qualify as a “reorganization” within the meaning of Section 368(a) of the U.S. Tax Code, it is possible that the IRS may assert that the Arrangement fails (in whole or in part) to qualify as such. If the IRS were to be successful in any such contention, or if for any other reason the Arrangement was to fail to qualify as a “reorganization”, each U.S. Holder of Vista Shares would recognize a gain or loss with respect to all such U.S. Holder’s Vista Shares, as applicable, based on the difference between: (i) that U.S. Holder’s tax basis in such shares; and (ii) the fair market value of the Artemis Shares received. See “— Certain United States Federal Income Tax Considerations to U.S. Holders”.
Vista Gold has not verified the reliability of the information regarding Artemis Gold included in, or which may have been omitted from this Circular
Unless otherwise indicated, all historical information regarding Artemis Gold contained in this Circular, including all Artemis Gold financial information, has been derived from Artemis Gold’s publicly disclosed information or provided by Artemis Gold. Although Vista Gold has no reason to doubt the accuracy or completeness of such information, any inaccuracy or material omission in Artemis Gold’s publicly disclosed information, including the information about or relating to Artemis Gold contained in this Circular, could result in unanticipated liabilities or expenses, increase the cost of integrating the companies or adversely affect the operational and development plans, results of operations and financial condition of the Combined Company.
The Key Regulatory Approvals may not be obtained, or may be obtained subject to conditions
Completion of the Arrangement is conditional upon, among other things, receipt of the FIRB Approval and the NT Ministerial Consent. There can be no assurance that the Key Regulatory Approvals will be obtained on a timely basis, or at all, or that they will not be granted subject to conditions or undertakings. The statutory review period under the FATA may be extended, and the Treasurer of the Commonwealth of Australia (or their delegate(s)) may impose conditions on, or prohibit, the transactions contemplated by the Arrangement Agreement. Under the Arrangement Agreement, Artemis Gold is not required to accept conditions to the FIRB Approval (other than certain standard tax conditions and any other conditions reasonably acceptable to Artemis Gold), or to sell, divest, hold separate or accept any restriction on its freedom of action with respect to any assets or businesses, in order to obtain any Required Regulatory Approval. Any delay in obtaining, or failure to obtain, the Key Regulatory Approvals could delay completion of the Arrangement beyond the Outside Date or result in the Arrangement not being completed.
Australian foreign resident capital gains withholding may reduce the number of Consideration Shares delivered to certain Shareholders
Artemis Gold or the Depositary may be required to withhold 15% of the market value of the Consideration otherwise deliverable to a foreign resident Shareholder whose Vista Shares are indirect Australian real property interests, unless the Shareholder provides a valid Non-IARPI Declaration, Residency Declaration or Variation Notice before completion of the Arrangement. Withholding may also apply to a Shareholder holding less than 10% who has not provided a declaration, if the ATO’s response to Artemis Gold’s submission indicates that withholding is required for that Shareholder, or if Artemis Gold later becomes aware of a matter that it reasonably considers requires withholding. To fund any amount withheld, Artemis Gold or the Depositary may sell some of the Consideration Shares otherwise deliverable to the Shareholder, at prevailing market prices, so the Shareholder would receive fewer Consideration Shares. None of Vista Gold, Artemis Gold or the Depositary will be responsible for the price obtained. A Shareholder who has an amount withheld should generally be entitled to a credit for that amount when it lodges an Australian income tax return. See “Part I — The Arrangement — Withholding Rights” and “Part I — The Arrangement — Certain Australian Tax Considerations”.
Fluctuations in currency exchange rates may affect the value of the Consideration
The Artemis Shares trade on the TSXV in Canadian dollars, and Artemis Gold reports its financial results in Canadian dollars. The value of the Consideration Shares to Shareholders whose functional currency is not the Canadian dollar, including U.S. Shareholders, will fluctuate with changes in the exchange rate between the Canadian dollar and such Shareholders’ functional currency. In addition, following completion of the Arrangement, costs relating to the Mt Todd Gold Project are expected to be incurred primarily in Australian dollars, exposing the Combined Company to fluctuations in the exchange rate between the Australian dollar and the Canadian dollar.
Risk Factors Related to the Operations of the Combined Company
There are risks related to the integration of Vista Gold’s and Artemis Gold’s existing businesses
The ability to realize the benefits of the Arrangement will depend in part on successfully consolidating functions and integrating operations, procedures and personnel in a timely and efficient manner, as well as on Artemis Gold’s ability to realize the anticipated growth opportunities, capital funding opportunities and operating synergies from integrating Vista Gold’s and Artemis Gold’s businesses following completion of the Arrangement. Many operational and strategic decisions and certain staffing decisions with respect to the Combined Company have not yet been made. These decisions and the integration will require the dedication of substantial management effort, time and resources which may divert management’s focus and resources from other strategic opportunities of the Combined Company, and from operational matters during this process. The integration process may result in the loss of key employees and the disruption of ongoing business, customer and employee relationships that may adversely affect the ability of Artemis Gold, following completion of the Arrangement, to achieve the anticipated benefits of the Arrangement.
The consummation of the Arrangement may pose special risks, including one-time write-offs, restructuring charges and unanticipated costs. Although Vista Gold, Artemis Gold and their respective advisors have conducted due diligence on the various operations, there can be no guarantee that the Combined Company will be aware of any and all liabilities of Vista Gold or the Arrangement. As a result of these factors, it is possible that certain benefits expected from the combination of Vista Gold and Artemis Gold may not be realized. Any inability of management to successfully integrate the operations could have an adverse effect on the business, financial condition and results of operations of the Combined Company.
The relative trading price of the Vista Shares and Artemis Shares prior to the Effective Time and the trading price of the Artemis Shares following the Effective Time may be volatile
The relative trading price of the Vista Shares has been and may continue to be subject to and, following completion of the Arrangement, the Artemis Shares may be subject to, material fluctuations and may increase or decrease in response to a number of events and factors, including:
•
changes in the market price of the commodities that Vista Gold and Artemis Gold sell and purchase;

•
current events affecting the economic situation in Canada, Australia and internationally;

•
trends in the global mining industries;

•
regulatory and/or government actions, rulings or policies;

•
changes in financial estimates and recommendations by securities analysts or rating agencies;

•
acquisitions and financings;

•
the economics of current and future projects and operations of Vista Gold and Artemis Gold;

•
quarterly variations in operating results;

•
the operating and share price performance of other companies, including those that investors may deem comparable;

•
the issuance of additional equity securities by Vista Gold or Artemis Gold, as applicable, or the perception that such issuance may occur; and

•
purchases or sales of blocks of Vista Shares or Artemis Shares as applicable.

Following completion of the Arrangement, Artemis Gold may issue additional equity securities or incur additional obligations
Following completion of the Arrangement, Artemis Gold may issue equity securities or incur additional obligations to finance its activities, including in order to finance acquisitions. If Artemis Gold were to issue Artemis Shares, a holder of Artemis Shares may experience dilution in Artemis Gold’s cash flow or earnings per share. If additional obligations are incurred by Artemis Gold, it may impose liens with priorities superior to the rights of a holder of Artemis Shares, impose restrictive covenants or result in payment obligations beyond the ability of Artemis Gold to satisfy. Moreover, as Artemis Gold’s intention to issue additional equity securities becomes publicly known, the Artemis Share price may be materially adversely affected.
Failure by Artemis Gold and/or Vista Gold to comply with applicable Laws prior to the Arrangement could subject the Combined Company to penalties and other adverse consequences following completion of the Arrangement
Vista Gold and Artemis Gold are subject to applicable anti-corruption and anti-bribery legislation, including, among others, the United States Foreign Corrupt Practices Act, the Corruption of Foreign Public Officials Act (Canada) and Division 70 of the Criminal Code Act 1995 (Australia). The foregoing Laws prohibit companies and their intermediaries from making improper payments to officials for the purpose of obtaining or retaining business. In addition, such Laws require the maintenance of records relating to transactions and an adequate system of internal controls over accounting. There can be no assurance that either Party’s internal control policies and procedures, compliance mechanisms or monitoring programs will protect it from recklessness, fraudulent behavior, dishonesty or other inappropriate acts or adequately prevent or detect possible violations under applicable anti-bribery and anti-corruption legislation. A failure by Artemis Gold or Vista Gold to comply with anti-bribery and anti-corruption legislation could result in severe criminal or civil sanctions, and may subject the Combined Company to other liabilities, including fines, prosecution, potential debarment from public procurement and reputational damage, all of which could have an adverse effect on the business, consolidated results of operations and consolidated financial condition of the Combined Company following completion of the Arrangement. Investigations by governmental authorities could have an adverse effect on the business, consolidated results of operations and consolidated financial condition of the Combined Company following completion of the Arrangement.
Artemis Gold and Vista Gold are also subject to a wide variety of Laws relating to the environment, health and safety, taxes, employment, labor standards, money laundering, terrorist financing and other matters in the jurisdictions in which they operate. A failure by either of Artemis Gold or Vista Gold to comply with any such legislation prior to the Arrangement could result in severe criminal or civil sanctions, and may subject Artemis Gold or Vista Gold to other liabilities, including fines, prosecution and reputational damage, all of which could have an adverse effect on the business, consolidated results of operations and consolidated financial condition of the Combined Company following completion of the Arrangement. The compliance mechanisms and monitoring programs adopted and implemented by either of Artemis Gold or Vista Gold prior to the Arrangement may not adequately prevent or detect possible violations of such applicable Laws. Investigations by governmental authorities could also have an adverse effect on the business, consolidated results of operations and consolidated financial condition of the Combined Company following completion of the Arrangement.
There is no assurance that Artemis Gold will achieve its objectives at the Blackwater Mine for its Phase 1A and EP2 expansions.
Artemis Gold’s growth strategy depends largely on completing the Phase 1A and EP2 expansions at the Blackwater Mine. Artemis Gold’s expectations for the timing, cost and production results of these expansions rest on estimates and assumptions that may prove inaccurate. These include, but are not limited to, capital and operating costs, construction and commissioning schedules, the availability of labour, equipment and power, permits, gold prices and operating cash flow. Delays, cost overruns, commissioning difficulties or lower than expected throughput, grades or recoveries, among other factors, could reduce or delay expected production growth, necessitate additional financing or otherwise adversely affect Artemis Gold’s financial condition and the trading price of the Artemis Shares. There can be no assurance that Phase 1A or EP2 will be completed as expected or at all, or that the Blackwater Mine will achieve the expected production levels or costs.
There is no assurance that the Mt Todd Gold Project will be developed, or as to the timing, scale or configuration of any development
Artemis Gold has not made a decision to develop the Mt Todd Gold Project. Any such decision will be made by the board of directors of Artemis Gold following completion of the Arrangement and will depend on, among other things, the results of further engineering, optimization and permitting work, the receipt of required Permits and other approvals, capital and operating cost estimates, gold prices, the availability of financing on acceptable terms and Artemis Gold’s capital allocation priorities, including the completion of the EP2 expansion at the Blackwater Mine or other development opportunities it may acquire in the future. Artemis Gold may pursue a development plan for the Mt Todd Gold Project that differs materially, including in scale, throughput, site footprint and infrastructure configuration, from the plan described in Vista Gold’s current technical disclosure, which may require new or amended Permits and approvals and may result in delays. There can be no assurance that the Mt Todd Gold Project will be developed on the timeline or basis currently contemplated or at all, or that any development will achieve the anticipated results.
The Combined Company will be exposed to risks associated with operating in a new jurisdiction
Artemis Gold’s existing operations and non-current assets are located solely in British Columbia, Canada. Following completion of the Arrangement, the Combined Company will be subject to the political, legal, regulatory, fiscal and social environment of the Northern Territory and the Commonwealth of Australia, including (but not limited to) foreign investment, environmental, water, mining, royalty, taxation, employment, superannuation and indigenous title laws, any conditions attached to the FIRB Approval and the NT Ministerial Consent, and the need to maintain positive relationships with Indigenous groups, local communities and governmental authorities. Changes in Australian laws or policies, or the Combined Company’s inability to manage effectively operations in a jurisdiction in which Artemis Gold has not previously operated, could adversely affect the Combined Company.
The Combined Company will assume the liabilities of Vista Gold, including environmental and rehabilitation obligations relating to the Mt Todd Gold Project
Following completion of the Arrangement, Vista Gold will be a wholly-owned subsidiary of Artemis Gold and the Combined Company will be subject to all of the liabilities of Vista Gold and its subsidiaries, whether known or unknown. The Mt Todd Gold Project is the site of historical mining operations and is subject to certain requirements, such as environmental, water management and rehabilitation obligations. Although Artemis Gold conducted due diligence in respect of Vista Gold, there may be liabilities, including environmental, reclamation, tax and legal liabilities, that were not identified or that are greater than anticipated, and any such liabilities could have an adverse effect on the business, financial condition and results of operations of the Combined Company.
Effect of the Arrangement
Effect on Vista Shares
If completed, the Arrangement will result in the issuance, at the Effective Time, of 0.0966 of an Artemis Share for each Vista Share held by Shareholders at the Effective Time (excluding Dissenting Shareholders and Artemis Gold and its affiliates). As at October 19, 2026 there were 145,971,346 Vista Shares outstanding (on a non-diluted basis). If completed, the Arrangement will result in Artemis Gold becoming the owner of all of the Vista Shares on the Effective Date, and Vista Gold will become a wholly-owned subsidiary of Artemis Gold.
Assuming that there are no Dissenting Shareholders and assuming no Vista Shares are issued pursuant to the settlement of Vista RSUs or Vista DSUs prior to the Effective Time, there will be, immediately following

the completion of the Arrangement, approximately [            ] Artemis Shares issued and outstanding. Immediately following completion of the Arrangement: (i) former Shareholders are expected to hold approximately [            ] Artemis Shares, representing approximately 5% of the issued and outstanding Artemis Shares; and (ii) existing Artemis Shareholders are expected to hold approximately [            ] Artemis Shares, representing approximately 95% of the issued and outstanding Artemis Shares, in each case on a non-diluted basis based on the number of securities of Artemis Gold and Vista Gold issued and outstanding as of [            ], 2026.
Treatment of Vista RSUs and Vista DSUs
Pursuant to the Arrangement Agreement, as at the date of the Arrangement Agreement, there were 145,971,346 Vista Shares outstanding, no Vista Options outstanding under the Vista Option Plan, 3,057,663 Vista RSUs outstanding under the Vista LTIP providing for the issuance of an aggregate of 3,057,663 Vista Shares upon settlement thereof, and 2,153,000 Vista DSUs outstanding under the Vista DSU Plan providing for the issuance of an aggregate of 2,153,000 Vista Shares upon settlement thereof.
Pursuant to the Plan of Arrangement, at the Effective Time and in the sequence set out in the Plan of Arrangement:
(a)
each Vista DSU (whether vested or unvested) outstanding immediately prior to the Effective Time will be deemed to be fully vested and will be transferred by the holder to Vista Gold and cancelled in exchange for the issuance by Vista Gold of one Vista Share for each Vista DSU (the “DSU Consideration”), subject to applicable Tax withholdings and other source deductions, and the Vista DSU Plan will be terminated. With respect to any Vista DSU that constitutes nonqualified deferred compensation subject to Section 409A of the U.S. Tax Code and that cannot be settled at the Effective Time without triggering a tax under Section 409A, the holder will receive the DSU Consideration (or the equivalent in Artemis Shares) at the earliest time permitted under the Plan of Arrangement and the terms of the applicable award that will not trigger such tax;

(b)
each vested Vista RSU outstanding immediately prior to the Effective Time will be transferred by the holder to Vista Gold and cancelled in exchange for the issuance by Vista Gold of one Vista Share for each vested Vista RSU (the “Vested RSU Consideration”), subject to applicable Tax withholdings and other source deductions;

(c)
each unvested Stretch Component RSU outstanding immediately prior to the Effective Time will be deemed to be transferred by the holder to Vista Gold for no consideration and cancelled; and

(d)
each unvested Vista RSU (other than an unvested Stretch Component RSU) outstanding immediately prior to the Effective Time will be deemed to be transferred by the holder to Vista Gold in exchange for the issuance by Artemis Gold of a Replacement RSU. The number of Artemis Shares subject to each Replacement RSU will be equal to (rounded down to the nearest whole number) the Exchange Ratio multiplied by the number of Vista Shares subject to all outstanding unvested Vista RSUs (other than unvested Stretch Component RSUs) held by the holder under the same award agreement, with a separate exchange occurring in respect of each award agreement. Each Replacement RSU will be governed by the terms and conditions of the Vista LTIP and the applicable award agreement that governed the exchanged Vista RSU (including as to the term to expiry and the applicable vesting conditions and schedule), except that any performance conditions applicable to the exchanged Vista RSU will be deemed to have been satisfied at 100% of target, and each Replacement RSU will vest at the applicable vesting date subject to the holder’s continued employment, with references to Vista Gold, the Board and the Vista Shares being read as references to Artemis Gold, its board of directors and the Artemis Shares. For unvested Vista RSUs held by a holder who is resident or employed in Canada for purposes of the Tax Act, the exchange is intended to qualify under subsection 7(1.4) of the Tax Act and the number of Artemis Shares subject to the Replacement RSU may be reduced to the extent Artemis Gold determines necessary for that provision to apply.

The Vista Shares issued to former holders of Vista DSUs and vested Vista RSUs as DSU Consideration and Vested RSU Consideration, respectively, will be exchanged for Consideration Shares at the Effective Time on the same basis as all other Vista Shares under the Arrangement. No fractional Artemis Shares will be issued and holders will not be entitled to any compensation in respect of a fractional Artemis Share. Holders of Vista DSUs and Vista RSUs are not entitled to exercise Dissent Rights in respect of their Vista DSUs or Vista RSUs. See “— Details of the Arrangement — Arrangement Steps” and Appendix D to this Circular, “Plan of Arrangement”.
Change of Control Provisions
The Arrangement will constitute a “change of control” where that term is defined in the Vista LTIP and the Vista DSU Plan, and in certain employment agreements entered into by Vista Gold with its Named Executive Officers and certain other employees, as described below. Any Vista RSUs (that are not unvested Stretch Component RSUs) which are (i) contractually obligated to vest at the Effective Time as a result of the occurrence of a “change of control”, or (ii) held by employees of Vista Gold whose employment is terminated at the Effective Time, shall vest immediately prior to the Effective Time, provided that the performance component of each such RSU shall be deemed to be 100% of target at the Effective Time. The treatment of the Vista RSUs and Vista DSUs outstanding at the Effective Time is described under “— Treatment of Vista RSUs and Vista DSUs” above.
Furthermore, certain officers of Vista Gold have individual employment agreements that provide for change of control payments in the event of termination of employment under certain circumstances following a change of control event. See “— Interests of Certain Persons or Companies in the Arrangement” in this Circular for further information.
Corporate Structure
Pursuant to the Plan of Arrangement, Shareholders (other than Dissenting Shareholders and Artemis Gold and its affiliates) will receive Artemis Shares in exchange for their Vista Shares. The rights of Shareholders are currently governed by the BCBCA and by the Vista Gold Articles. Artemis Gold is also a corporation existing under the BCBCA and, accordingly, following completion of the Arrangement, the rights of former Shareholders as Artemis Shareholders will continue to be governed by the BCBCA, and by the Artemis Gold Articles. For a summary of certain differences between the rights of Shareholders and the rights of Artemis Shareholders, see Appendix M to this Circular, “Comparison of Shareholder Rights under the Vista Gold Articles and Artemis Gold Articles”.
Details of the Arrangement
General
On September 20, 2026, Artemis Gold and Vista Gold entered into the Arrangement Agreement pursuant to which, among other things, Artemis Gold will acquire all of the outstanding Vista Shares. The Arrangement will be effected pursuant to a court-approved plan of arrangement under Division 5 of Part 9 of the BCBCA. The Parties intend to rely upon the exemption from the registration requirements of the U.S. Securities Act pursuant to Section 3(a)(10) thereof with respect to the issuance of the Consideration Shares and the Replacement RSUs pursuant to the Arrangement.
If completed, the Arrangement will result in Artemis Gold acquiring all of the issued and outstanding Vista Shares on the Effective Date, and Vista Gold will become a wholly-owned subsidiary of Artemis Gold. Pursuant to the Plan of Arrangement, at the Effective Time, Shareholders (excluding Dissenting Shareholders and Artemis Gold and its affiliates) will receive 0.0966 of an Artemis Share for each Vista Share held at the Effective Time.
For further information in respect of the Combined Company, see Appendix J to this Circular, “Information Concerning Artemis Gold Following Completion of the Arrangement”.
Arrangement Steps
If the Arrangement Resolution is approved at the Meeting, the Final Order approving the Arrangement is issued by the Court and the applicable conditions to completion of the Arrangement are satisfied or waived, the Arrangement will take effect commencing and effective as at the Effective Time.

The Arrangement involves a number of steps, which will be deemed to occur sequentially commencing at the Effective Time without any further act or formality except as expressly provided in the Plan of Arrangement. The following description of the steps of the Plan of Arrangement is qualified in its entirety by the full text of the Plan of Arrangement which is attached as Appendix D to this Circular.
In particular:
(a)
each of the Dissent Shares held by Dissenting Shareholders in respect of which Dissent Rights have been duly and validly exercised (and the right of such Dissenting Shareholder to dissent with respect to such shares has not terminated or ceased to apply with respect to such shares) will, without any further act or formality by or on behalf of a Dissenting Shareholder, be deemed to have been transferred to Vista Gold in consideration for a debt claim against Vista Gold for the amount determined in accordance with the dissent provisions of the Plan of Arrangement, and:

(i)
such Dissenting Shareholders will cease to be the holders of such Dissent Shares and to have any rights as holders of such Dissent Shares other than the right to be paid fair value by Vista Gold (to the extent available with Vista Gold funds not directly or indirectly provided by Artemis Gold and its affiliates) for such Dissent Shares as set out in the Plan of Arrangement;

(ii)
such Dissenting Shareholders’ names will be removed as the holders of such Dissent Shares from the register of Vista Shares maintained by or on behalf of Vista Gold; and

(iii)
Vista Gold will be deemed to be the transferee of such Dissent Shares free and clear of all Liens, and will be entered in the register of Vista Shares maintained by or on behalf of Vista Gold;

(b)
notwithstanding the terms and conditions of the Vista DSU Plan or any agreements or other arrangements relating to the Vista DSUs, each Vista DSU (whether vested or unvested) that is outstanding immediately prior to the Effective Time will be deemed to be fully vested and transferred by the holder to Vista Gold and cancelled in consideration for the issuance by Vista Gold of the DSU Consideration, being one Vista Share for each Vista DSU, subject to applicable Tax withholdings and other source deductions, and each such former holder of a Vista DSU will be deemed to be the holder of the Vista Shares comprising such DSU Consideration and the Vista DSU Plan will be terminated;

(c)
notwithstanding the terms and conditions of the Vista LTIP or any agreements or other arrangements relating to the Vista RSUs, each vested Vista RSU that is outstanding immediately prior to the Effective Time will be transferred by the holder to Vista Gold and cancelled in consideration for the issuance by Vista Gold of the Vested RSU Consideration, being one Vista Share for each vested Vista RSU, subject to applicable Tax withholdings and other source deductions, and each such former holder of a vested Vista RSU will be deemed to be the holder of the Vista Shares comprising such Vested RSU Consideration;

(d)
notwithstanding the terms and conditions of the Vista LTIP or any agreements or other arrangements relating to the Vista RSUs, each unvested Stretch Component RSU that is outstanding immediately prior to the Effective Time will be deemed to be transferred by the holder to Vista Gold for no consideration and cancelled;

(e)
notwithstanding the terms and conditions of the Vista LTIP or any agreements or other arrangements relating to the Vista RSUs, each unvested Vista RSU held by the Vista RSU holder (other than an unvested Stretch Component RSU) that is outstanding immediately prior to the Effective Time shall be deemed to be transferred by such Vista RSU Holder to Vista Gold in exchange for the issuance by Artemis Gold of a Replacement RSU (the “RSU Exchange”). The number of Artemis Shares subject to each Replacement RSU shall be equal to (rounded down to the nearest whole number): (i) the Exchange Ratio multiplied by (ii) the number of Vista Shares subject to all outstanding unvested Vista RSUs (other than any unvested Stretch Component RSUs) held by the Vista RSU Holder immediately prior to the Effective Time that are subject to the same RSU Agreement. If a Vista RSU Holder holds unvested Vista RSUs (other than any unvested Stretch Component RSUs) immediately prior to the Effective Time pursuant to more than one RSU Agreement, the RSU Exchange shall occur separately for all unvested Vista RSUs (other than any unvested Stretch Component RSUs) subject to the same RSU Agreement. Following the RSU Exchange, (i) each such Vista RSU Holder shall cease to be the holder thereof and to have any rights as holder of an unvested Vista RSU and such Vista RSU shall be immediately cancelled; and (ii) the name of each such Vista RSU Holder shall be removed from the register of Vista RSU Holders maintained by or on behalf of Vista Gold. Each Replacement RSU shall be governed by the terms and conditions of the Vista LTIP which, prior to the exchange, governed the unvested Vista RSU that was exchanged for such Replacement RSU and any RSU Agreement pursuant to which such unvested Vista RSU was granted (including, but not limited to, the term to expiry and the applicable vesting conditions and schedule, except that, if an unvested Vista RSU that was exchanged for a Replacement RSU was subject to performance conditions, prior to the RSU Exchange such unvested Vista RSU shall be deemed to have satisfied the applicable target performance conditions set forth in the applicable RSU Agreement at 100% of the target, and each such Replacement RSU shall vest accordingly at the applicable vesting date, subject to the Vista RSU Holder’s continued employment up to such vesting date in accordance with the terms of the Vista LTIP and the applicable RSU Agreement), each as may be amended from time to time, with any adjustment deemed to be made thereto as are necessary to ensure consistency with the provisions of the Plan of Arrangement, including that any references in the Vista LTIP and the RSU Agreements to Vista Gold, the Board, or the Vista Shares shall be read as references to Artemis Gold, its board of directors, and the Artemis Shares. Notwithstanding the foregoing, with respect to any unvested Vista RSUs (other than any unvested Stretch Component RSUs) held by a Canadian taxpayer, it is intended that the provisions of subsection 7(1.4) of the Tax Act (and any corresponding provision of provincial or territorial tax legislation) shall apply to such exchange of unvested Vista RSUs and, if and to the extent determined by Artemis Gold to be necessary for such provision to apply, the number of Artemis Shares subject to the Replacement RSU held by the Vista RSU Holder (as otherwise determined) will be decreased (and will be deemed always to have been decreased) such that the aggregate fair market value of the Artemis Shares subject to the Replacement RSU held by the Vista RSU Holder immediately after the exchange does not exceed the aggregate fair market value of the Vista Shares subject to the unvested Vista RSUs held by such Vista RSU Holder (otherwise determined) that are exchanged for such Replacement RSU immediately before the exchange.
(f)
each outstanding Vista Share (other than Dissent Shares held by Dissenting Shareholders in respect of which Dissent Rights have been validly exercised and Vista Shares held by Artemis Gold or any of its affiliates immediately before the Effective Time) will, without further act or formality by or on behalf of the holder of such Vista Shares, be irrevocably assigned and transferred by the holder thereof to Artemis Gold (free and clear of all Liens) in exchange for the Consideration, subject to the provisions of the Plan of Arrangement relating to fractional shares, certificates and payments and withholding rights, and, upon such exchange:

(i)
the holders of such Vista Shares will cease to be the holders thereof and to have any rights as holders of such Vista Shares other than the right to receive the Consideration from Artemis Gold in accordance with the Plan of Arrangement;

(ii)
such former Shareholders’ names will be removed from the register of Vista Shares maintained by or on behalf of Vista Gold;

(iii)
Artemis Gold will be deemed to be the transferee and the legal and beneficial holder of such Vista Shares (free and clear of all Liens) and will be entered as the registered holder of such Vista Shares in the register of Vista Shares maintained by or on behalf of Vista Gold; and

(iv)
each former Shareholder will be entered into the register of Artemis Shares maintained by or on behalf of Artemis Gold in respect of the Consideration Shares deliverable to such former Shareholder.

(g)
The exchanges and cancellations described above will be deemed to occur at one minute intervals starting at the Effective Time, in the order set out in the Plan of Arrangement, notwithstanding that certain procedures related thereto are not completed until after the Effective Date.

(h)
If completed, the Arrangement will result in the issuance, at the Effective Time, of 0.0966 of an Artemis Share for each Vista Share held by former Shareholders (excluding Dissenting Shareholders and Artemis Gold and its affiliates) at the Effective Time. Following completion of the Arrangement, former Shareholders (other than Dissenting Shareholders and Artemis Gold and its affiliates) are anticipated to own approximately 5% of the issued and outstanding Artemis Shares, and existing Artemis Shareholders are anticipated to own approximately 95% of the issued and outstanding Artemis Shares, in each case based on the number of securities of Artemis Gold and Vista Gold issued and outstanding as of [           ], 2026.

(i)
The respective obligations of Vista Gold and Artemis Gold to complete the transactions contemplated by the Arrangement are subject to a number of conditions which must be satisfied or waived in order for the Arrangement to become effective. Upon all of the conditions being satisfied or waived, the Arrangement will become effective at the Effective Time on the Effective Date, being the third Business Day after the satisfaction or waiver of such conditions (excluding conditions that, by their terms, cannot be satisfied until the Effective Date), unless another date is agreed to in writing by the Parties, whereupon the transactions comprising the Arrangement will be deemed to occur in the order set out in the Plan of Arrangement without any further act or formality.

For full particulars in respect of all of the events which will occur pursuant to the Plan of Arrangement, see the full text of the Plan of Arrangement which is attached as Appendix D to this Circular.
Voting Agreements
The following summarizes material provisions of the Vista Support Agreements. This summary may not contain all information about the Vista Support Agreements that is important to Shareholders. The rights and obligations of the parties thereto are governed by the express terms and conditions of the Vista Support Agreements and not by this summary or any other information contained in this Circular. Shareholders are urged to read the forms of Vista Support Agreement carefully in their entirety, as well as this Circular, before making any decisions regarding the Arrangement. This summary is qualified in its entirety by reference to the forms of Vista Support Agreements, copies of which are available under Vista Gold’s profile on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov.
In connection with the Arrangement, Artemis Gold entered into Vista Support Agreements with each of the Supporting Shareholders, being each of the directors and senior officers of Vista Gold, who, as at September 20, 2026, collectively held, in the aggregate, 4,043,884 Vista Shares, representing approximately 2.77% of the outstanding Vista Shares, together with 2,153,000 Vista DSUs and 2,004,331 Vista RSUs. Pursuant to the Vista Support Agreements, the Supporting Shareholders have agreed to, among other things, vote or cause to be voted all Vista Shares, Vista DSUs and Vista RSUs owned or beneficially owned, or over which control or direction is exercised, by them that have the right to vote, and any other Vista Shares directly or indirectly issued to or otherwise acquired by them after the date of the Arrangement Agreement (including, without limitation, any Vista Shares issued upon the settlement of Vista RSUs or Vista DSUs), at the Meeting (or any adjourned or postponed Meeting) in favour of the Arrangement Resolution and any other matter necessary for the consummation of the Arrangement.
Each Vista Support Agreement may be terminated:
•
at any time upon the mutual written agreement of Artemis Gold and the Supporting Shareholder;

•
by Artemis Gold if: (a) any of the representations and warranties of the Supporting Shareholder in the Vista Support Agreement shall not be true and correct in all material respects; or (b) the Supporting Shareholder shall not have complied with its covenants to Artemis Gold contained in the Vista Support Agreement in all material respects, provided that in each case, Artemis Gold has notified the Supporting Shareholder in writing of any of the foregoing events and the same has not been cured within ten (10) business days of the date such notice was received by the Supporting Shareholder; or

•
by the Supporting Shareholder if: (a) any of the representations and warranties of Artemis Gold in the Vista Support Agreement are not true and correct in all material respects, provided that the Supporting Shareholder has notified Artemis Gold in writing of any of the foregoing events and the same has not been cured within ten (10) business days of the date such notice was received by Artemis Gold; or

(b) without the prior written consent of the Supporting Shareholder, there is a (x) decrease in the amount of consideration payable by Artemis Gold for the Vista Shares pursuant to the Arrangement Agreement or the Plan of Arrangement, (y) change in the form of the consideration payable for the Vista Shares pursuant to the Arrangement Agreement or the Plan of Arrangement, or (z) variation or amendment of the terms of the Arrangement Agreement or the Plan of Arrangement in a manner that is materially adverse to the Supporting Shareholder.
The Arrangement Agreement
The following summarizes the material provisions of the Arrangement Agreement. This summary may not contain all of the information about the Arrangement Agreement that is important to Shareholders. The rights and obligations of the Parties are governed by the express terms and conditions of the Arrangement Agreement and not by this summary or any other information contained in this Circular. This summary is qualified in its entirety by reference to the Arrangement Agreement, which is attached as Appendix E to this Circular. Capitalized terms used but not otherwise defined herein have the meanings set out in the Arrangement Agreement and the Plan of Arrangement.
In reviewing the Arrangement Agreement and this summary, please remember that this summary has been included to provide Shareholders with information regarding the terms of the Arrangement Agreement and is not intended to provide any other factual information about Vista Gold, Artemis Gold or any of their subsidiaries or affiliates. The Arrangement Agreement contains representations and warranties and covenants by each of the Parties to the Arrangement Agreement, which are summarized below. These representations and warranties have been made solely for the benefit of the other Parties to the Arrangement Agreement and:
•
were not intended as statements of fact, but rather as a way of allocating the risk to one of the Parties if those statements prove to be inaccurate;

•
have been qualified by certain confidential disclosures that were made to the other Party in connection with the negotiation of the Arrangement Agreement, which disclosures are not reflected in the Arrangement Agreement; and

•
may apply standards of materiality in a way that is different from what may be viewed as material by Shareholders or other investors or are qualified by reference to a Material Adverse Effect or an Artemis Material Adverse Effect, as applicable, or in the case of Vista Gold, by the Vista Disclosure Letter.

Moreover, information concerning the subject matter of the representations and warranties in the Arrangement Agreement and described below may have changed since September 20, 2026 and subsequent developments or new information qualifying a representation or warranty may have been included in this Circular. Accordingly, the representations and warranties and other provisions of the Arrangement Agreement should not be read alone, but instead should be read together with the information provided elsewhere in this Circular and in the documents incorporated by reference into this Circular.
Representations and Warranties
The Arrangement Agreement contains representations and warranties made by each of Vista Gold and Artemis Gold relating to, among other things: organization and corporate capacity; authority relative to the Arrangement Agreement; required approvals; no violation of constating documents, Laws or material contracts; capitalization; subsidiaries; shareholder and similar agreements; reporting issuer status and securities law matters; financial statements; undisclosed liabilities; auditors; absence of certain changes; compliance with Laws (including anti-corruption and money laundering laws); permits; litigation; insolvency; operational matters; interest in properties; technical reports; Taxes; contracts; employment laws; environmental matters; insurance; books and records; First Nations or aboriginal claims; non-governmental organizations and community groups; and board approval.
The Arrangement Agreement also contains certain representations and warranties made solely by Vista Gold with respect to: long term and derivative transactions; restrictions on conduct of business; employment matters; employees and contractors; immigration; health and safety; employment accruals; acceleration of benefits; pension and employee benefits; independent contractors; intellectual property; non-arm’s length transactions; financial advisors or brokers; Board’s receipt of the CIBC Opinion and ATB Cormark Opinion;

Special Committee and Board approval; the Competition Act (Canada); and collateral benefits under MI 61-101; and certain representations and warranties made solely by Artemis Gold with respect to: the absence of judgments or orders that would be reasonably expected to have an Artemis Material Adverse Effect or prevent or delay the Arrangement; and U.S. securities matters, including that Artemis Gold is a “foreign private issuer” and is not subject to the reporting requirements of the U.S. Exchange Act.
The representations and warranties of the Parties contained in the Arrangement Agreement will not survive the completion of the Arrangement and will expire and be terminated on the earlier of the Effective Time and the date on which the Arrangement Agreement is terminated in accordance with its terms.
Covenants
Artemis Gold and Vista Gold have agreed to certain covenants that will be in force between the date of the Arrangement Agreement and the Effective Time. Set forth below is a brief summary of certain of those covenants.
Efforts to Obtain Required Shareholder Approval
Subject to the receipt of the Interim Order and SEC Clearance, the Arrangement Agreement requires Vista Gold to convene and conduct the Meeting in accordance with the Interim Order, its constating documents and applicable Laws as soon as reasonably possible, and in any event within 40 calendar days of receipt of the Interim Order (or such later date as may be agreed to by the Parties in writing), and to use its commercially reasonable efforts to solicit proxies in favour of the approval of the Arrangement Resolution, including, at Vista Gold’s discretion or if so requested by Artemis Gold, acting reasonably, using dealer and proxy solicitation services firms. Vista Gold has also agreed to consult with Artemis Gold in fixing the date of the Meeting and the Record Date, to advise Artemis Gold on a daily basis during the last ten Business Days prior to the Meeting of the aggregate tally of proxies received, not to change the Record Date in connection with any adjournment or postponement of the Meeting (unless required by Law or the Interim Order or with the consent of Artemis Gold), and not to waive the deadline for the submission of proxies without the prior consent of Artemis Gold.
Vista Gold is not permitted to adjourn, postpone or cancel (or propose the adjournment, postponement or cancellation of) the Meeting without the prior written consent of Artemis Gold, except as required by applicable Law or a Governmental Authority, for quorum purposes (in which case the Meeting will be adjourned and not cancelled), or as required in connection with the notice and cure provisions or the right to match provisions of the Arrangement Agreement. If the Meeting is to be held during a Matching Period, Vista Gold must, at the request of Artemis Gold, adjourn or postpone the Meeting to a date specified by Artemis Gold that is not later than ten Business Days after the date on which the Meeting was originally scheduled and in any event to a date that is not later than five Business Days prior to the Outside Date. See “— Non-Solicitation Covenants” below.
Conduct of Business
Vista Gold has covenanted and agreed that, until the earlier of the Effective Time and the time that the Arrangement Agreement is terminated in accordance with its terms, unless Artemis Gold otherwise consents in writing (such consent not to be unreasonably withheld, conditioned or delayed), or as expressly permitted or specifically contemplated by the Arrangement Agreement or the Plan of Arrangement, as set out in the Vista Disclosure Letter, or as otherwise required by applicable Laws, it will, and will cause each of its subsidiaries to, (a) conduct its business only in the ordinary course of business in all material respects, (b) comply with the terms of all Material Company Contracts and (c) use commercially reasonable efforts to maintain and preserve intact its business organization, assets, properties, rights, goodwill and business relationships consistent with past practice and keep available the services of its officers, employees and contractors. Vista Gold has also agreed to immediately notify Artemis Gold orally and then promptly in writing of (i) any “material change” (as defined in the Securities Act) in relation to Vista Gold or any of its subsidiaries, (ii) any event, circumstance or development that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (iii) any breach of the Arrangement Agreement by Vista Gold, (iv) any event occurring after the date of the Arrangement Agreement that would render a representation or warranty, if made on that date or the Effective Date, inaccurate such that the related condition to the obligations of Artemis Gold to complete the Arrangement would not be satisfied, or (v) any failure by Vista Gold to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied prior to the Effective Time.
Without limiting the generality of the foregoing, Vista Gold has undertaken not to, and to cause its subsidiaries not to, directly or indirectly:
(a)
alter or amend the articles, charter, by-laws or other constating documents of Vista Gold or its subsidiaries;

(b)
declare, set aside or pay any dividend on or make any distribution or payment or return of capital in respect of any equity securities of Vista Gold or its subsidiaries;

(c)
reduce the stated capital or split, divide, consolidate, combine, reclassify, or undertake any capital reorganization of the Vista Shares or any other securities of Vista Gold or its subsidiaries;

(d)
except as set forth in the Vista Disclosure Letter, issue, grant, sell or pledge or authorize or agree to issue, grant, sell or pledge any Vista Shares, Vista Options, warrants or other securities of Vista Gold or its subsidiaries, or other securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, Vista Shares or other securities of Vista Gold or its subsidiaries, other than the issuance of Vista Shares issuable pursuant to: (a) the terms of Vista RSUs and Vista DSUs outstanding on the date of the Arrangement Agreement; (b) the terms of existing Material Company Contracts, which are provided for in the Vista Disclosure Letter; or (c) the terms of existing employment agreements with any officers or employees;

(e)
sell, pledge, lease, dispose of, mortgage, licence or encumber or agree to sell, pledge, lease dispose of, mortgage, licence or encumber or otherwise transfer the Mt Todd Gold Project or the related project facilities, except for (a) assets sold, leased, disposed of or otherwise transferred in the ordinary course and that are not, individually or in the aggregate, material to Vista Gold, (b) obsolete, damaged, or destroyed assets in the ordinary course of business and that are not, individually or in the aggregate, material to Vista Gold, and (c) returns of leased assets at the end of the lease term;

(f)
redeem, purchase or otherwise acquire or subject to any Lien, any of its outstanding Vista Shares or other securities of Vista Gold or its subsidiaries or securities convertible into or exchangeable or exercisable for Vista Shares or any such other securities of Vista Gold or its subsidiaries;

(g)
amend the terms of any securities of Vista Gold or its subsidiaries;

(h)
adopt a plan of liquidation or resolution providing for the liquidation or dissolution of Vista Gold or its subsidiaries;

(i)
reorganize, amalgamate or merge with any other person;

(j)
create any subsidiary or enter into any Contracts or other arrangements regarding the control or management of the operations of Vista Gold or its subsidiaries, or the appointment of governing bodies or enter any joint ventures;

(k)
enter into any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts, off-take, royalty or similar financial instruments including any streaming transactions;

(l)
make any changes to any of its accounting policies, principles, methods, practices or procedures (including by adopting any new accounting policies, principles, methods, practices or procedures), except as disclosed in the Vista Public Disclosure Record, as required by applicable Laws or under U.S. GAAP;

(m)
take, or fail to take, any action that is intended to, or would reasonably be expected to, individually or in the aggregate, prevent, delay or impede the ability of Vista Gold to consummate the Arrangement;

(n)
enter into, modify or terminate any Contract with respect to any of the foregoing;

(o)
other than as specified in the Arrangement Agreement, except for obsolete, damaged, or destroyed assets in the ordinary course of business, that are not, individually or in the aggregate, material to Vista Gold, sell, pledge, lease, licence, dispose of or encumber any material assets or properties of Vista Gold or its subsidiaries or interests in any material assets or properties of Vista Gold or its subsidiaries having a value greater than $500,000 in the aggregate;

(p)
other than as specified in the Arrangement Agreement, acquire or agree to acquire (by merger, amalgamation, consolidation, arrangement or acquisition of shares or other equity securities or interests or assets or otherwise) any corporation, partnership, association or other business organization or division thereof or any property or asset, or make any investment by the purchase of securities, contribution of capital, property transfer, or purchase of any property or assets of any other person;

(q)
other than as specified in the Arrangement Agreement, incur, create or assume or otherwise become liable for any indebtedness for borrowed money (including the making of any payments in respect thereof, including any premiums or penalties thereon or fees in respect thereof) or issue any debt securities, or assume, guarantee, endorse or otherwise as an accommodation become responsible for the financial obligations of any other person, or make any loans or advances other than in the ordinary course of business;

(r)
other than as specified in the Arrangement Agreement, pay, discharge, waive, compromise, assign, release or satisfy any claim, liability or obligation prior to the same being due, other than the payment, discharge or satisfaction, in the ordinary course of business, of liabilities reflected or reserved against in the Vista Interim Financial Statements, or voluntarily waive, release, assign, settle or compromise any Proceeding;

(s)
other than as specified in the Arrangement Agreement, engage in any new business, enterprise or other activity that is inconsistent with the existing business of Vista Gold and its subsidiaries in the manner such existing business generally has been carried on or (as disclosed in the Vista Public Disclosure Record) planned or proposed to be carried on prior to the date of the Arrangement Agreement;

(t)
authorize any of the matters described in the five immediately preceding paragraphs, or enter into or modify any Contract to do any of the foregoing;

(u)
except in the ordinary course of business, terminate, fail to renew, cancel, waive, release, grant or transfer any rights of material value;

(v)
except in the ordinary course of business and other than as specified in the Arrangement Agreement, enter into any Contract which would be a Material Company Contract if in existence on the date of the Arrangement Agreement, or terminate, cancel, extend, renew or amend, modify or change any Material Company Contract;

(w)
except in the ordinary course of business, enter into any lease or sublease of real property (whether as a lessor, sublessor, lessee or sublessee), or modify, amend, terminate or exercise any right to renew any lease or sublease of real property or acquire any interest in real property;

(x)
except in the ordinary course of business, waive, release, grant, transfer, exercise, or modify or amend, any existing contractual rights in respect of the Mt Todd Gold Project or the related project facilities;

(y)
except in the ordinary course of business, enter into any Contract containing any provision restricting or triggered by the transactions contemplated in the Arrangement Agreement;

(z)
other than as specified in the Vista Disclosure Letter or pursuant to any existing written Contracts in effect on the date of the Arrangement Agreement, correct and complete copies of which have been provided to Artemis Gold, and except as is necessary to comply with applicable Laws, (i) amend the compensation, in any form, of any director, officer, employee or contractor of Vista Gold or its subsidiaries, other than as required by Contract or Law; (ii) grant any general salary increase or fee, or pay any bonus profit sharing distribution or similar payment of any kind to any director, officer, employee or contractor of Vista Gold or its subsidiaries, other than as required by Contract or Law or the payment of salaries, fees and benefits in the ordinary course of business; (iii) take any action with respect to the grant or increase of any severance, change of control, retirement, retention or termination pay to (or amend any existing arrangement with) any director, officer, employee or contractor of Vista Gold or its subsidiaries; (iv) other than as required by Contract or Law, enter into or modify any employment or consulting agreement with any director, officer, employee or contractor of Vista Gold or its subsidiaries; (v) terminate the employment or consulting arrangement of any senior management employees (as determined under applicable Law) other than for just cause; (vi) amend any benefits payable under the current severance or termination pay policies of Vista Gold or its subsidiaries; (vii) adopt or amend or make any contribution to or any award under the Vista Option Plan, Vista LTIP, Vista DSU Plan or other bonus, profit sharing, option, pension, retirement, deferred compensation, insurance, incentive compensation, compensation, Employee Plan or other similar plan, agreement, trust, fund or arrangement; or (viii) take any action to accelerate the time of payment of any compensation or benefits, amend or waive any performance or vesting criteria or accelerate vesting under the Vista Option Plan, Vista LTIP or Vista DSU Plan, except in accordance with its terms as contemplated by the Arrangement Agreement;
(aa)
make any loan to any director, officer, employee or contractor of Vista Gold or its subsidiaries;

(bb)
without the prior written consent of Artemis Gold (which may be withheld in its sole discretion), advance, submit, apply for, amend, or otherwise take any action in furtherance of, any Permit or permitting application, process or activity that would propose, establish, restrict or otherwise define the proposed site footprint, plant design or site infrastructure configuration of the Mt Todd Gold Project, including the related project facilities, in a manner inconsistent with the Vista Disclosure Letter;

(cc)
(a) change its tax accounting methods, principles or practices, except insofar as may have been required by a change in U.S. GAAP or applicable Law, (b) settle, compromise or agree to the entry of judgment with respect to any action, claim or other Proceeding relating to Taxes, (other than the payment, discharge or satisfaction of liabilities reflected or reserved against in the financial statements), (c) enter into any tax sharing, tax allocation, tax indemnification or similar agreement, (d) make a request for a tax ruling to any Governmental Authority, (e) agree to any extension or waiver of the limitation period relating to any Tax claim or assessment or reassessment, (f) make or rescind any Tax election or designation or amend any Return, in each case, other than in the ordinary course of business; (g) enter into any closing agreement with respect to any Tax; or (h) surrender any right to claim a Tax refund;

(dd)
settle or compromise any action, claim or other Proceeding (“Litigation”) (i) brought against Vista Gold or any of its subsidiaries for damages or providing for the grant of injunctive relief or other non-monetary remedy; or (ii) brought by any present, former or purported holder of its securities in connection with the transactions contemplated by the Arrangement Agreement or the Arrangement;

(ee)
commence any Litigation (other than litigation in connection with the collection of accounts receivable, to enforce the terms of the Arrangement Agreement or the Vista Confidentiality Agreement, or to enforce other obligations of Artemis Gold);

(ff)
enter into or renew any Contract (i) containing (a) any limitation or restriction on the ability of Vista Gold or any of its subsidiaries or, following completion of the transactions contemplated by the Arrangement Agreement, the ability of Artemis Gold or any of its affiliates, to engage in any type of activity or business; (b) any limitation or restriction on the manner in which, or the localities in which, all or any portion of the business of Vista Gold and its subsidiaries following consummation of the transactions contemplated by the Arrangement Agreement, all or any portion of the business of Artemis Gold or any of its affiliates, is or would be conducted; or (c) any limit or restriction on the ability of Vista Gold or any of its subsidiaries or, following completion of the transactions contemplated by the Arrangement Agreement, the ability of Artemis Gold or any of its affiliates, to solicit customers or employees, or (ii) that would reasonably be expected to prevent or significantly impede or delay the completion of the Arrangement;

(gg)
take any action which would render, or which reasonably may be expected to render, any representation or warranty made by Vista Gold in the Arrangement Agreement untrue or inaccurate in any material respect and result in Vista Gold’s failure in any material respect to comply with or satisfy any of the conditions in the Arrangement Agreement;

(hh)
initiate any discussions, negotiations or filings with any Governmental Authority regarding any matter (including with respect to the Arrangement or the transactions contemplated by the Arrangement Agreement or regarding the Mt Todd Gold Project, including the related project facilities), without the prior consent of Artemis Gold, such consent not to be unreasonably withheld, conditioned or delayed, and further agrees to provide Artemis Gold with prompt notice (and in any event, within 24 hours) of any material communication (whether written or oral) from a Governmental Authority, including a copy of any written communication; or

(ii)
as is applicable, agree, announce, resolve, authorize or commit to do any of the foregoing.

In addition, Vista Gold has undertaken to and to cause its subsidiaries to: (i) use commercially reasonable efforts to cause the current insurance (or re-insurance) policies maintained by Vista Gold and its subsidiaries, including directors’ and officers’ insurance, not to be cancelled or terminated and to prevent any of the coverage thereunder from lapsing, unless at the time of such termination, cancellation or lapse, replacement policies underwritten by insurance or re-insurance companies of nationally recognized standing having comparable deductions and providing coverage comparable to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect, provided, however, that, except as contemplated by the Arrangement Agreement, Vista Gold and its subsidiaries will not obtain or renew any insurance (or re-insurance) policy for a term exceeding twelve (12) months; (ii) use commercially reasonable efforts to retain the services of its existing officers, employees and contractors until the Effective Time, and will promptly provide written notice to Artemis Gold of the resignation or termination of any such director, officer, employee or contractor; (iii) use commercially reasonable efforts to maintain and preserve all material Permits necessary to conduct its businesses as now being conducted in all material respects; and (iv) (a) duly and timely file all Returns required to be filed by Vista Gold and its subsidiaries on or after the date of the Arrangement Agreement and all such Returns will be true, complete and correct in all material respects; (b) timely withhold, collect, remit and pay all Taxes which are to be withheld, collected, remitted or paid by Vista Gold and its subsidiaries to the extent due and payable except for any Taxes contested in good faith pursuant to applicable Laws, for which adequate reserves have been established in accordance with U.S. GAAP and any proceedings for the enforcement of the payment of such Taxes have been suspended; and (c) keep Artemis Gold informed, on a prompt basis, of any events, discussions, notices or changes with respect to any Tax investigations.
Artemis Gold has covenanted and agreed that, until the earlier of the Effective Time and the time that the Arrangement Agreement is terminated in accordance with its terms, unless Vista Gold otherwise consents in writing, or as expressly permitted or specifically contemplated by the Arrangement Agreement or as otherwise required by applicable Law, it will conduct its business in accordance with Law and use commercially reasonable efforts to maintain and preserve intact its business organization, assets, properties, employees, goodwill and business relationships in all material respects, provided that this covenant does not restrict Artemis Gold from resolving to, or entering into or performing any contract, agreement, commitment or arrangement with respect to, the acquisition or disposition of any assets or entity, so long as doing so would not reasonably be expected to, individually or in the aggregate, have an Artemis Material Adverse Effect or prevent, materially delay or materially impede the ability of Artemis Gold or Vista Gold to consummate the Arrangement. Artemis Gold has also agreed to immediately notify Vista Gold orally and then promptly in writing of any “material change” (as defined in the Securities Act) in relation to Artemis Gold, any event, circumstance or development that has had or would reasonably be expected to have an Artemis Material Adverse Effect, any breach of the Arrangement Agreement by Artemis Gold, any event that would render a representation or warranty of Artemis Gold inaccurate such that the related closing condition would not be satisfied, or any failure by Artemis Gold to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied prior to the Effective Time.
Without limiting the generality of the foregoing, Artemis Gold has agreed that it will not, unless Vista Gold otherwise consents in writing, or as expressly permitted or specifically contemplated by the Arrangement Agreement or as otherwise required by applicable Law:

(a)
amend its organizational or constating documents in any manner that would adversely affect the value of the Consideration;

(b)
split, combine, or reclassify Artemis Shares;

(c)
reorganize, amalgamate or merge with any person other than a subsidiary;

(d)
adopt a plan of liquidation or resolutions providing for its liquidation or dissolution; or

(e)
authorize, agree or resolve to do any of the foregoing.

Mutual Covenants
Each of Artemis Gold and Vista Gold has covenanted and agreed that, subject to the Arrangement Agreement, until the earlier of the Effective Time and the time that the Arrangement Agreement is terminated in accordance with its terms, it will:
(a)
use commercially reasonable efforts to satisfy (or cause the satisfaction of) the conditions precedent to its obligations under the Arrangement Agreement to the extent the same is within its control and to take, or cause to be taken, all other action and to do, or cause to be done, all other things necessary and commercially reasonable to permit the completion of the Arrangement in accordance with its obligations under the Arrangement Agreement, the Plan of Arrangement, Interim Order and applicable Laws and cooperate with the other Parties in connection therewith, including using its commercially reasonable efforts to (i) obtain all authorizations, consents and approvals required to be obtained by it; (ii) effect or cause to be effected all necessary registrations, filings and submissions of information requested by Governmental Authorities required to be effected by it in connection with the Arrangement; (iii) oppose, lift or rescind any injunction or restraining order against it or other order or action against it seeking to stop, or otherwise adversely affecting its ability to make and complete, the Arrangement; and (iv) cooperate with the other Parties in connection with the performance by it of its obligations under the Arrangement Agreement;

(b)
use commercially reasonable efforts not to take or cause to be taken any action which is inconsistent with the Arrangement Agreement or which would reasonably be expected to prevent or significantly impede or materially delay the completion of the Arrangement; and

(c)
use commercially reasonable efforts to execute and do all acts, further deeds, things and assurances as may be required in the reasonable opinion of the other Parties’ legal counsel to permit the completion of the Arrangement.

Regulatory Approvals
As soon as reasonably practicable, each Party, or where appropriate both Parties jointly, will make or file with the applicable Governmental Authority such notifications, filings, applications and related submissions required to obtain the Required Regulatory Approvals (being the Key Regulatory Approvals, SEC Clearance, any U.S. federal or state securities law exemption or qualification, the approval of the TSX and the TSXV and any other consent, approval, registration or filing of or with any Governmental Authority required in connection with the Arrangement), and each Party will cooperate with the other Party in connection with all Required Regulatory Approvals sought by the other Party and keep the other Party informed as to the status of those applications. In particular, Artemis Gold has agreed to use commercially reasonable efforts to prepare, file and diligently pursue the application for the FIRB Approval, and Vista Gold has agreed to, and to cause Vista Gold Australia Pty Ltd to, use commercially reasonable efforts to prepare, file and diligently pursue the application for the NT Ministerial Consent as soon as reasonably practicable after the date of the Arrangement Agreement and to provide to Artemis Gold all information, and promptly do all things, reasonably required by Artemis Gold to make the application for, or otherwise procure, the FIRB Approval.
Each Party has agreed to, and to cause its affiliates to, use its commercially reasonable efforts to obtain the Required Regulatory Approvals as soon as is reasonably practicable after the date of the Arrangement Agreement. However, Artemis Gold is not required to (or to cause or consent to), and Vista Gold may not, without Artemis Gold’s prior written consent, sell, divest, license, hold separate or accept any restriction on its freedom of action with respect to any assets or businesses of any person, or agree to do any of the foregoing. Neither Party may, without the written consent of the other Party (acting reasonably and in good faith), “pull-and-refile”, enter into any agreement with a Governmental Authority to delay the Effective Date in connection with the Required Regulatory Approvals, or take any similar action with respect to any filing made with any Governmental Authority.
The Parties have agreed to furnish one another and the applicable Governmental Authorities with such information and assistance as may reasonably be requested to obtain a Required Regulatory Approval, to deal with all requests and inquiries from Governmental Authorities in consultation with one another and, with respect to the Required Regulatory Approvals, to (i) promptly notify one another of substantive written communications from a Governmental Authority and provide copies thereof, (ii) respond as promptly as reasonably possible to any inquiries or requests received from a Governmental Authority, (iii) permit the other Party to review in advance any proposed substantive written communications with a Governmental Authority, to the extent permitted by such Governmental Authority, and (iv) not participate in any substantive meeting or discussion with a Governmental Authority unless, to the extent reasonably practicable, it consults with the other Party in advance and gives the other Party the opportunity to attend and participate, in each case subject to customary exceptions for competitively sensitive information (which will be provided only to the other Party’s external legal counsel or external experts). All filing fees and applicable Taxes in respect of any filing made with a Governmental Authority in order to obtain the Required Regulatory Approvals, other than in respect of the TSX and the NT Ministerial Consent, are the responsibility of Artemis Gold.
Governance Matters
Vista Gold has agreed to use commercially reasonable efforts to obtain and deliver the resignations and mutual releases of each director and officer of Vista Gold, in a form mutually acceptable to Vista Gold and Artemis Gold, to the extent requested by Artemis Gold and as at the Effective Time, and to cause any such persons to be replaced by persons identified by Artemis Gold as of the Effective Time.
Insurance and Indemnification
The Arrangement Agreement provides that all rights to indemnification existing in favour of the present and former directors and officers of Vista Gold and its subsidiaries, as provided by Vista Gold’s constating documents and the contracts or agreements to which Vista Gold is a party and in effect as of the date of the Arrangement Agreement (which are listed in the Vista Disclosure Letter), will survive and continue in full force and effect without modification as of the Effective Time, and Artemis Gold has agreed to cause Vista Gold and any successor to Vista Gold to continue to honour such rights of indemnification, with respect to actions or omissions occurring prior to the Effective Time, for six years following the Effective Date. Prior to the Effective Time, Vista Gold may purchase prepaid non-cancellable run-off directors’ and officers’ liability insurance, at a cost not exceeding 350% of the current annual aggregate premium for the directors’ and officers’ liability policies currently maintained by Vista Gold and its subsidiaries, providing coverage for a period of six years from the Effective Date with respect to claims arising from or related to facts or events which occurred on or prior to the Effective Date. If Vista Gold or Artemis Gold or any of their respective successors or assigns amalgamates, consolidates with or merges into any other person and is not the continuing or surviving entity, or transfers all or substantially all of its properties and assets to any person, proper provision must be made so that the successors and assigns assume these obligations.
Other Covenants and Agreements
The Arrangement Agreement contains certain other covenants and agreements, including covenants relating to:
(a)
cooperation between Artemis Gold and Vista Gold in the preparation of press releases and other public communications regarding the Arrangement, and the agreement of each Party not to issue any press release or make any other public statement or disclosure with respect to the Arrangement Agreement or the Arrangement without the consent of the other Party (not to be unreasonably withheld, conditioned or delayed), subject to each Party’s overriding obligations to make any disclosure or filing required by Law;

(b)
the preparation by Vista Gold, in consultation with Artemis Gold and its legal counsel, of this Circular, the filing of this Circular with the SEC as Vista Gold’s preliminary proxy statement, the use of commercially reasonable efforts by Vista Gold to respond to any comments of the SEC and to obtain SEC Clearance, and the mailing of this Circular to Shareholders as promptly as reasonably practicable after obtaining the Interim Order and SEC Clearance, together with the obligation of Artemis Gold to provide all information concerning Artemis Gold required by Law to be included in this Circular and to ensure that such information does not contain any misrepresentation;

(c)
the use of commercially reasonable efforts by Vista Gold to obtain all necessary waivers, consents and approvals required to be obtained by Vista Gold or its subsidiaries from other parties to any Material Company Contracts in order to complete the Arrangement, and cooperation by Artemis Gold in connection therewith (provided that Artemis Gold is not required to pay any consideration or incur any liability or other obligation to obtain any such waiver, consent or approval);

(d)
the agreement of Vista Gold, upon request of Artemis Gold, to perform, and to cause its subsidiaries to perform, such reorganizations of its corporate structure, capital structure, business, operations and assets or such other transactions as Artemis Gold may reasonably request (each, a “Pre-Acquisition Reorganization”), provided that, among other things, any Pre-Acquisition Reorganization (i) is effected immediately prior to, contemporaneously with or within two Business Days prior to the Effective Date and can be unwound if the Arrangement is not consummated without adversely affecting Vista Gold or the holders of its securities in any material manner, (ii) does not require Vista Gold to contravene any applicable Laws, its organizational documents or any Material Company Contract, (iii) will not result in any Taxes or other adverse consequences to holders of Vista Gold securities incrementally greater than those arising from the Arrangement in the absence of any Pre-Acquisition Reorganization, (iv) is not prejudicial to Vista Gold, its subsidiaries or the holders of its securities and does not require the approval of any such holder, (v) does not reduce or change the Consideration or impair, prevent or materially delay the consummation of the Arrangement, and (vi) does not materially interfere with the ongoing operations of Vista Gold and its subsidiaries. Artemis Gold must provide written notice of any proposed Pre-Acquisition Reorganization at least ten Business Days prior to the Meeting, is responsible for all reasonable costs and expenses associated with any Pre-Acquisition Reorganization and has agreed to indemnify Vista Gold and its subsidiaries and their respective Representatives from and against all liabilities, losses, damages, claims, costs, expenses, Taxes and other amounts suffered or incurred as a result of any Pre-Acquisition Reorganization;

(e)
the use of commercially reasonable efforts by each of Artemis Gold and Vista Gold to defend all lawsuits or other legal, regulatory or other Proceedings against it challenging or affecting the Arrangement Agreement or the completion of the Arrangement;

(f)
Vista Gold promptly (and in any event within 24 hours) advising Artemis Gold of any communication from or claims brought by any person in opposition to the Arrangement, any written notice of dissent or purported exercise or withdrawal of Dissent Rights, and the agreement of Vista Gold not to make any payment, settle or compromise any such claims or Dissent Rights, or recognize any purported notice of exercise of Dissent Rights delivered after the applicable deadline, without the prior written consent of Artemis Gold;

(g)
Vista Gold providing Artemis Gold, at the reasonable request of Artemis Gold from time to time, with lists of Registered Shareholders, holders of rights to acquire Vista Shares (including Vista RSUs and Vista DSUs) and participants and non-objecting beneficial owners of Vista Shares, and with information regarding the Meeting generated by any transfer agent, dealer or proxy solicitation services firm, including the aggregate tally of proxies received;

(h)
the use of commercially reasonable efforts by Artemis Gold to apply for and obtain conditional approval or equivalent of the listing and posting for trading on the TSXV of the Consideration Shares, subject only to the satisfaction by Artemis Gold of customary listing conditions of the TSXV;

(i)
the deposit by Artemis Gold in escrow with the Depositary, following receipt by Vista Gold of the Final Order and in any event not later than the Effective Time, of sufficient Artemis Shares to satisfy the aggregate Consideration payable pursuant to the Plan of Arrangement (other than payments to Dissenting Shareholders);
(j)
the use of commercially reasonable efforts by both Artemis Gold and Vista Gold to carry out all actions necessary to ensure that the Consideration Shares and the Replacement RSUs issued pursuant to the Arrangement will be issued in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof and pursuant to similar exemptions from, or in transactions not subject to, applicable state securities laws, including by having the Court advised of the Parties’ intention to rely on such exemption and satisfying itself as to the procedural and substantive fairness of the Arrangement;

(k)
the agreement of Vista Gold to afford Artemis Gold and its Representatives reasonable access to its businesses, properties, books and records, management personnel and such other data and information as Artemis Gold may reasonably request, and to make available information reasonably requested for the purposes of preparing integration and strategic plans, in each case subject to the terms of the Vista Confidentiality Agreement, which remains in full force and effect;

(l)
the agreement of Vista Gold to cooperate with and provide commercially reasonable assistance to Artemis Gold in connection with the preparation and filing of an election such that Vista Gold ceases to be a “public corporation” for the purposes of the Tax Act on or as soon as reasonably practicable after the Effective Date; and

(m)
the agreement of Vista Gold to use commercially reasonable efforts to obtain and deliver the resignations and mutual releases of each director and officer of Vista Gold, in a form mutually acceptable to Vista Gold and Artemis Gold, to the extent requested by Artemis Gold and as at the Effective Time, and to cause any such persons to be replaced by persons identified by Artemis Gold as of the Effective Time.

Non-Solicitation Covenants
Except as expressly provided in the Arrangement Agreement, Vista Gold has agreed not to, directly or indirectly, through any of its Representatives or otherwise, and not to permit any such person to:
(a)
solicit, assist, initiate, encourage or otherwise knowingly facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of Vista Gold or entering into any form of agreement, arrangement or understanding) any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to, an Acquisition Proposal;

(b)
enter into or otherwise engage or participate in any discussions or negotiations with any person regarding any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to, an Acquisition Proposal, provided that Vista Gold is permitted to (i) communicate with any person solely for the purposes of clarifying the terms of any inquiry, proposal or offer made by such person, (ii) advise any person of the restrictions of the Arrangement Agreement, and (iii) advise any person making an Acquisition Proposal that the Board (or the relevant committee thereof) has determined that such Acquisition Proposal does not constitute or is not reasonably expected to constitute or lead to a Superior Proposal;

(c)
withdraw, amend, modify or qualify, or publicly propose or state an intention to withdraw, amend, modify or qualify, the Board Recommendation (a “Change of Recommendation”);

(d)
accept, approve, endorse or recommend, or publicly propose to accept, approve, endorse or recommend, or take no position or remain neutral with respect to, any Acquisition Proposal (it being understood that publicly taking no position or a neutral position with respect to a publicly announced, or otherwise publicly disclosed, Acquisition Proposal for a period of no more than five Business Days following such public announcement or public disclosure (or, if the Meeting is scheduled to occur within such five Business Day period, prior to the third Business Day prior to the date of the Meeting) will not be considered to be a violation of the Arrangement Agreement); or

(e)
accept or enter into (other than an Acceptable Confidentiality Agreement permitted by and in accordance with the Arrangement Agreement) or publicly propose to accept or enter into any agreement, understanding or arrangement in respect of an Acquisition Proposal.

Vista Gold has agreed to, and to cause its Representatives to, immediately cease and terminate any solicitation, encouragement, discussion, negotiation or other activities commenced prior to the date of the Arrangement Agreement with any person (other than Artemis Gold) with respect to any inquiry, proposal or offer that constitutes, or may reasonably be expected to constitute or lead to, an Acquisition Proposal, and in connection therewith to promptly, and in any event within 24 hours, discontinue access to and disclosure of all information regarding Vista Gold, including any data room, and, within two Business Days of the date of the Arrangement Agreement, to request the return or destruction of all confidential information regarding Vista Gold previously provided to any such person. Vista Gold has also represented that it has not waived any confidentiality, standstill or similar agreement or restriction to which it is a party, and has agreed to take commercially reasonable action to enforce each such agreement and not to release any person from, or waive, amend, suspend or otherwise modify, any such agreement without the prior written consent of Artemis Gold (which may be withheld in Artemis Gold’s sole and absolute discretion).
If Vista Gold or any of its Representatives receives or otherwise becomes aware of any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to an Acquisition Proposal, or any request for copies of, access to, or disclosure of, confidential information relating to Vista Gold in connection with an Acquisition Proposal, Vista Gold must immediately notify Artemis Gold, at first orally, and then as soon as practicable and in any event within 24 hours in writing, of such Acquisition Proposal, inquiry, proposal, offer or request, including a description of its material terms and conditions and the identity of all persons making it, and must provide Artemis Gold with copies of all documents, correspondence or other material received in respect thereof. Vista Gold must keep Artemis Gold fully informed on a prompt basis (and in any event within 24 hours) of the status of developments and negotiations with respect to any such Acquisition Proposal, inquiry, proposal, offer or request, including any changes, modifications or other amendments thereto.
Notwithstanding the foregoing, if at any time prior to obtaining the Shareholder Approval, Vista Gold receives an unsolicited written Acquisition Proposal, Vista Gold and its Representatives may (i) contact the person making such Acquisition Proposal and its Representatives solely for the purpose of clarifying the terms and conditions of such Acquisition Proposal, and (ii) engage in or participate in discussions or negotiations with such person regarding such Acquisition Proposal, and may provide copies of, access to or disclosure of information, properties, facilities, books or records of Vista Gold, if and only if, in the case of (ii): (A) the Board first determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal constitutes or would reasonably be expected to constitute or lead to a Superior Proposal; (B) such person is not restricted from making such Acquisition Proposal pursuant to an existing confidentiality, standstill, non-disclosure, use, business purpose or similar restriction with Vista Gold; (C) Vista Gold has been, and continues to be, in compliance with its non-solicitation obligations under the Arrangement Agreement; (D) prior to providing any such copies, access or disclosure, Vista Gold enters into an Acceptable Confidentiality Agreement with such person (or confirms that it had already entered into such an agreement which remains in effect), and any such copies, access or disclosure provided to such person have already been (or are simultaneously) provided to Artemis Gold; and (E) Vista Gold promptly provides Artemis Gold with (1) written notice stating Vista Gold’s intention to participate in such discussions or negotiations and to provide such copies, access or disclosure, (2) prior to providing any such copies, access or disclosure, an executed copy of the Acceptable Confidentiality Agreement, and (3) any non-public information concerning Vista Gold provided to such other person which was not previously provided to Artemis Gold.
If Vista Gold receives an Acquisition Proposal that constitutes a Superior Proposal prior to the approval of the Arrangement Resolution by the Shareholders, the Board may, subject to compliance with the termination and termination fee provisions of the Arrangement Agreement, authorize Vista Gold to make a Change of Recommendation in respect of such Superior Proposal or accept, approve or enter into a definitive agreement with respect to such Superior Proposal, if and only if:
(f)
the person making the Superior Proposal was not restricted from making such Superior Proposal pursuant to an existing confidentiality, standstill, non-disclosure, use, business purpose or similar restriction with Vista Gold;

(g)
Vista Gold has been, and continues to be, in compliance with its non-solicitation obligations under the Arrangement Agreement;

(h)
Vista Gold has delivered to Artemis Gold a written notice of the determination of the Board that such Acquisition Proposal constitutes a Superior Proposal and of the intention of the Board to enter into such definitive agreement with respect to such Superior Proposal, together with a written notice from the Board regarding the value and financial terms that the Board, in consultation with its financial advisors, has determined should be ascribed to any non-cash consideration offered under such Superior Proposal (the “Superior Proposal Notice”);

(i)
Vista Gold has provided Artemis Gold with a copy of the proposed definitive agreement for the Superior Proposal and all supporting materials, including any financing documents supplied to Vista Gold in connection therewith;

(j)
at least five Business Days (the “Matching Period”) have elapsed from the date that is the later of the date on which Artemis Gold received the Superior Proposal Notice and the date on which Artemis Gold received all of the materials referred to above;

(k)
during any Matching Period, Artemis Gold has had the opportunity (but not the obligation) to offer to amend the Arrangement Agreement and the Arrangement in order for such Acquisition Proposal to cease to be a Superior Proposal;

(l)
after the Matching Period, the Board (i) has determined in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal continues to constitute a Superior Proposal (if applicable, compared to the terms of the Arrangement as proposed to be amended by Artemis Gold) and (ii) has determined in good faith, after consultation with its outside legal counsel, that the failure by the Board to recommend that Vista Gold enter into a definitive agreement with respect to such Superior Proposal would be inconsistent with its fiduciary duties; and

(m)
prior to or concurrently with entering into such definitive agreement, Vista Gold terminates the Arrangement Agreement in accordance with its terms and pays the Vista Termination Fee to Artemis Gold.

During the Matching Period, or such longer period as Vista Gold may approve in writing for such purpose, the Board must review any offer made by Artemis Gold to amend the terms of the Arrangement Agreement and the Arrangement in good faith in order to determine whether such proposal would, upon acceptance, result in the Acquisition Proposal previously constituting a Superior Proposal ceasing to be a Superior Proposal, and Vista Gold must, and must cause its Representatives to, negotiate in good faith with Artemis Gold to make such amendments to the terms of the Arrangement Agreement and the Arrangement as would enable Artemis Gold to proceed with the transactions contemplated by the Arrangement Agreement on such amended terms. If the Board determines that such Acquisition Proposal would cease to be a Superior Proposal, Vista Gold must immediately so advise Artemis Gold and the Parties must amend the Arrangement Agreement to reflect such offer made by Artemis Gold. Each successive amendment or modification to any Acquisition Proposal that results in an increase in, or modification of, the consideration (or value of such consideration) to be received by the Shareholders or other material terms or conditions thereof will constitute a new Acquisition Proposal for these purposes, and Artemis Gold will be afforded a new five Business Day Matching Period from the later of the date on which Artemis Gold received the new Superior Proposal Notice and the date on which Artemis Gold received all of the related materials.
The Board must promptly reaffirm the Board Recommendation by press release after any Acquisition Proposal that is publicly announced or publicly disclosed which the Board has determined not to be a Superior Proposal, or after the Board determines that a proposed amendment to the terms of the Arrangement Agreement would result in an Acquisition Proposal no longer being a Superior Proposal. Artemis Gold and its outside legal counsel must be provided with a reasonable opportunity to review the form and content of any such press release, and Vista Gold must make all reasonable amendments to such press release as requested by Artemis Gold and its counsel.

If Vista Gold provides a Superior Proposal Notice to Artemis Gold on a date that is less than ten Business Days before the Meeting, Vista Gold must either proceed with or postpone the Meeting, as directed by Artemis Gold, to a date that is not more than ten Business Days after the scheduled date of the Meeting, but in any event to a date that is not less than five Business Days prior to the Outside Date.
Nothing in the Arrangement Agreement prevents the Board from (a) complying with Section 2.17 of National Instrument 62-104 — Take-Over Bids and Issuer Bids and similar provisions under Securities Laws relating to the provision of a directors’ circular in respect of an Acquisition Proposal that it determines is not a Superior Proposal, provided that Artemis Gold and its legal counsel are provided with a reasonable opportunity to review the form and content of such circular or other disclosure and Vista Gold makes all reasonable amendments as requested by Artemis Gold and its counsel, or (b) taking and disclosing to Shareholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the U.S. Exchange Act or issuing a “stop, look and listen” letter or similar communication of the type contemplated by Rule 14d-9(f) under the U.S. Exchange Act. Vista Gold has agreed to advise its Representatives of the non-solicitation restrictions in the Arrangement Agreement, and any violation of such restrictions by Vista Gold or its Representatives is deemed to be a breach of the Arrangement Agreement by Vista Gold.
Conditions to the Arrangement Becoming Effective
Mutual Conditions
The respective obligations of Artemis Gold and Vista Gold to complete the Arrangement are subject to the satisfaction of the following conditions on or before the Effective Date, each of which are for the mutual benefit of the Parties and which may be waived, in whole or in part, by Artemis Gold and Vista Gold at any time:
(a)
the Shareholder Approval has been obtained at the Meeting in accordance with the Interim Order and applicable Laws;

(b)
each of the Interim Order and the Final Order has been obtained in form and substance satisfactory to each of Vista Gold and Artemis Gold, each acting reasonably, and has not been set aside or modified in any manner unacceptable to either Vista Gold or Artemis Gold, each acting reasonably, on appeal or otherwise;

(c)
the Key Regulatory Approvals, being the FIRB Approval and the NT Ministerial Consent, and the approval of the TSX and the TSXV have been obtained;

(d)
no Law has been enacted, issued, promulgated, enforced, made, entered, issued or applied and no Proceeding has otherwise been taken under any Laws or by any Governmental Authority (whether temporary, preliminary or permanent) that makes the Arrangement illegal or otherwise directly or indirectly cease trades, enjoins, restrains or otherwise prohibits completion of the Arrangement; and

(e)
the Arrangement Agreement has not been terminated in accordance with its terms.

Conditions Precedent to the Obligations of Vista Gold
The obligation of Vista Gold to complete the Arrangement is subject to the satisfaction of the following additional conditions on or before the Effective Date, each of which is for the exclusive benefit of Vista Gold and which may be waived by Vista Gold at any time, in whole or in part, in its sole discretion and without prejudice to any other rights that Vista Gold may have:
(a)
Artemis Gold will have complied in all material respects with its obligations, covenants and agreements in the Arrangement Agreement to be performed and complied with on or before the Effective Date;

(b)
the representations and warranties of Artemis Gold in the Arrangement Agreement regarding (i) organization and corporate capacity, authority relative to the Arrangement Agreement, required approvals, no violation and capitalization will be true and correct in all respects (other than de minimis inaccuracies) as of the date of the Arrangement Agreement and as of the Effective Date,

(ii) interest in properties will be true and correct in all material respects as of the date of the Arrangement Agreement and as of the Effective Date (except where such representation and warranty speaks to an earlier date, in which case it will be true and correct in all material respects as of such date), and (iii) all other representations and warranties of Artemis Gold will be true and correct as of the Effective Date (disregarding any materiality or Artemis Material Adverse Effect qualification therein, and except that any such representation and warranty that by its terms speaks specifically as of the date of the Arrangement Agreement or another date shall be true and correct in all respects as of such date), except, in the case of (iii), where the failure to be so true and correct in all respects, individually and in the aggregate, has not had or would not reasonably be expected to have an Artemis Material Adverse Effect or prevent or impede the completion of the Arrangement;
(c)
there will not have occurred an Artemis Material Adverse Effect;

(d)
Artemis Gold will have complied with its obligation to deposit the Consideration Shares in escrow with the Depositary and the Depositary will have confirmed receipt of the Consideration Shares;

(e)
Vista Gold will have received a certificate of Artemis Gold signed by a senior officer of Artemis Gold and dated the Effective Date certifying that the conditions set out in paragraphs (a), (b) and (c) above have been satisfied; and

(f)
the Consideration Shares to be issued pursuant to the Arrangement will be exempt from the prospectus and registration requirements of applicable Canadian Securities Laws by virtue of applicable exemptions under Canadian Securities Laws and there will be no resale restrictions on the Consideration Shares to be issued to Shareholders as the Consideration pursuant to the Arrangement under Canadian Securities Laws, except in respect of those holders who are subject to restrictions on resale as a result of being a “control person” under Canadian Securities Laws or as required pursuant to stock exchange policies.

Conditions Precedent to the Obligations of Artemis Gold
The obligation of Artemis Gold to complete the Arrangement is subject to the satisfaction of the following additional conditions on or before the Effective Date, each of which is for the exclusive benefit of Artemis Gold and which may be waived by Artemis Gold at any time, in whole or in part, in its sole discretion and without prejudice to any other rights that Artemis Gold may have:
(a)
Vista Gold will have complied in all material respects with its obligations, covenants and agreements in the Arrangement Agreement to be performed and complied with on or before the Effective Date;

(b)
the representations and warranties of Vista Gold in the Arrangement Agreement regarding (i) organization and corporate capacity, authority relative to the Arrangement Agreement, required approvals, no violation, capitalization, subsidiaries and financial advisors or brokers will be true and correct in all respects (other than de minimis inaccuracies) as of the date of the Arrangement Agreement and as of the Effective Date (except where such representation and warranty speaks to an earlier date, in which case it will be true and correct in all material respects as of such date), (ii) interest in properties will be true and correct in all material respects as of the date of the Arrangement Agreement and as of the Effective Date (except where such representation and warranty speaks to an earlier date, in which case it will be true and correct in all material respects as of such date), and (iii) all other representations and warranties of Vista Gold will be true and correct as of the Effective Date (disregarding any materiality or Material Adverse Effect qualification therein, and except that any such representation and warranty that by its terms speaks specifically as of the date of the Arrangement Agreement or another date shall be true and correct in all respects as of such date), except, in the case of (iii), where the failure to be so true and correct in all respects, individually and in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Effect or prevent or impede the completion of the Arrangement;

(c)
there will not have occurred a Material Adverse Effect;

(d)
Artemis Gold will have received a certificate of Vista Gold signed by a senior officer of Vista Gold and dated the Effective Date certifying that the conditions set out in paragraphs (a), (b), (c) and (e) have been satisfied;

(e)
Dissent Rights will not have been validly exercised in connection with the Arrangement by holders of more than 7.5% of the Vista Shares then outstanding; and

(f)
there will not be pending or threatened in writing any Proceeding by any Governmental Authority or any other person that is reasonably likely to result in any (i) prohibition or material restriction on the acquisition by Artemis Gold of the Vista Shares or the completion of the Arrangement, or any person obtaining from Artemis Gold or Vista Gold any material damages in connection with the Arrangement, (ii) prohibition or material limit on the ownership by Artemis Gold of Vista Gold or any material portion of its assets or business, or (iii) imposition of material limitations on the ability of Artemis Gold to acquire or hold, or exercise full rights of ownership of, the Vista Shares, including the right to vote such Vista Shares.

Termination
The Arrangement Agreement may be terminated prior to the Effective Time in certain circumstances, including:
(a)
by mutual written agreement of Artemis Gold and Vista Gold;

(b)
by Artemis Gold or Vista Gold, if

(i)
the Shareholder Approval is not obtained at the Meeting in accordance with the Interim Order, provided that a Party may not terminate the Arrangement Agreement on this basis if the failure to obtain the Shareholder Approval has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under the Arrangement Agreement;

(ii)
after the date of the Arrangement Agreement, any Law is enacted, made, enforced or amended, as applicable, that makes the consummation of the Arrangement illegal or otherwise permanently prohibits or enjoins Vista Gold or Artemis Gold from consummating the Arrangement, and such Law has, if applicable, become final and non-appealable, provided the Party seeking to terminate the Arrangement Agreement has used its commercially reasonable efforts to, as applicable, appeal or overturn such Law or otherwise have it lifted or rendered non-applicable in respect of the Arrangement; or

(iii)
the Effective Time does not occur on or prior to the Outside Date, provided that a Party may not terminate the Arrangement Agreement on this basis if the failure of the Effective Time to so occur has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under the Arrangement Agreement;

(c)
by Artemis Gold, if

(i)
a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Vista Gold under the Arrangement Agreement occurs that would cause any mutual condition or any condition in favour of Artemis Gold not to be satisfied, and such breach or failure is incapable of being cured on or prior to the Outside Date or is not cured in accordance with the notice and cure provisions of the Arrangement Agreement, provided that Artemis Gold is not then in breach of the Arrangement Agreement so as to cause any mutual condition or any condition in favour of Vista Gold not to be satisfied;

(ii)
(A) the Board or any committee of the Board fails to unanimously recommend or withdraws, amends, modifies or qualifies, or publicly proposes or states an intention to withdraw, amend, modify or qualify, the Board Recommendation, (B) the Board or any committee of the Board accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend an Acquisition Proposal, or takes no position or remains neutral with respect to a publicly announced, or otherwise publicly disclosed, Acquisition Proposal for more than five Business Days (or beyond the third Business Day prior to the date of the Meeting, if sooner), (C) the Board or any committee of the Board accepts or enters into (other than an Acceptable Confidentiality Agreement) or publicly proposes to accept or enter into any agreement, understanding or arrangement in respect of an Acquisition Proposal, (D) the Board or any committee of the Board fails to publicly recommend or reaffirm the Board Recommendation within five Business Days after having been requested in writing by Artemis Gold to do so (or, if the Meeting is scheduled to occur within such five Business Day period, prior to the Business Day prior to the date of the Meeting), or (E) Vista Gold breaches its non-solicitation covenants in any material respect (each of the foregoing, a “Change of Recommendation Termination Event”); or
(iii)
there has occurred a Material Adverse Effect; and

(d)
by Vista Gold, if

(i)
a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Artemis Gold under the Arrangement Agreement occurs that would cause any mutual condition or any condition in favour of Vista Gold not to be satisfied, and such breach or failure is incapable of being cured on or prior to the Outside Date or is not cured in accordance with the notice and cure provisions of the Arrangement Agreement, provided that Vista Gold is not then in breach of the Arrangement Agreement so as to cause any mutual condition or any condition in favour of Artemis Gold not to be satisfied;

(ii)
prior to the approval by the Shareholders of the Arrangement Resolution, the Board authorizes Vista Gold to enter into a written agreement (other than an Acceptable Confidentiality Agreement) with respect to a Superior Proposal in accordance with the Arrangement Agreement, provided that Vista Gold is then in compliance with its non-solicitation obligations and that prior to or concurrent with such termination Vista Gold pays the Vista Termination Fee; or

(iii)
there has occurred an Artemis Material Adverse Effect.

Termination Fee Payable by Vista Gold
Artemis Gold is entitled to be paid the Vista Termination Fee if the Arrangement Agreement is terminated:
(a)
by Artemis Gold upon the occurrence of a Change of Recommendation Termination Event;

(b)
by Vista Gold in order to enter into a written agreement with respect to a Superior Proposal; or

(c)
by Vista Gold or Artemis Gold because the Shareholder Approval is not obtained at the Meeting or because the Effective Time has not occurred on or prior to the Outside Date, or by Artemis Gold as a result of a breach by Vista Gold of its representations, warranties, covenants or agreements due to a wilful breach or fraud on the part of Vista Gold, if (i) prior to such termination, an Acquisition Proposal is made or publicly announced or otherwise publicly disclosed by any person (other than Artemis Gold) or any person (other than Artemis Gold) has publicly announced an intention to make an Acquisition Proposal, and (ii) within 12 months following the date of such termination, (A) an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in clause (i)) is consummated or effected, or (B) Vista Gold, directly or indirectly, in one or more transactions, enters into a contract (other than an Acceptable Confidentiality Agreement) in respect of an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in clause (i)) and such Acquisition Proposal is later consummated or effected (whether or not within such 12-month period), provided that, for these purposes, references to “20% or more” in the definition of Acquisition Proposal are deemed to be references to “50% or more”.

If the Vista Termination Fee becomes payable as a result of a termination by Vista Gold to enter into a written agreement with respect to a Superior Proposal, it must be paid prior to or simultaneously with such termination. If the Vista Termination Fee becomes payable as a result of a termination by Artemis Gold upon the occurrence of a Change of Recommendation Termination Event, it must be paid within two Business Days following such termination. If the Vista Termination Fee becomes payable in the circumstances described in paragraph (c) above, it must be paid on or prior to the consummation or closing of the applicable Acquisition Proposal. The Vista Termination Fee of $18,148,536 represents approximately 4.25% of the equity value of the transaction.
Expense Reimbursement
In addition to the rights of Artemis Gold to the Vista Termination Fee, if the Arrangement Agreement is terminated (i) by Vista Gold or Artemis Gold because the Shareholder Approval is not obtained at the Meeting, Vista Gold must, within two Business Days of such termination, pay Artemis Gold an Expense Reimbursement Fee of $3,000,000, or (ii) by Artemis Gold as a result of a breach by Vista Gold of its representations, warranties, covenants or agreements that would cause a closing condition not to be satisfied and that is incapable of being cured or is not cured in accordance with the notice and cure provisions of the Arrangement Agreement, Vista Gold must, within two Business Days of such termination, pay Artemis Gold an Expense Reimbursement Fee of $5,000,000. In no event will Vista Gold be required to pay, in the aggregate, under the termination fee and expense reimbursement provisions of the Arrangement Agreement, an amount in excess of the Vista Termination Fee.
If the Arrangement Agreement is terminated by Vista Gold as a result of a breach by Artemis Gold of its representations, warranties, covenants or agreements that would cause a closing condition not to be satisfied and that is incapable of being cured or is not cured in accordance with the notice and cure provisions of the Arrangement Agreement, Artemis Gold must, within two Business Days of such termination, pay Vista Gold the Expense Reimbursement Fee of $5,000,000.
Amendments
Subject to the terms of the Interim Order, the Plan of Arrangement and applicable Laws, the Arrangement Agreement and the Plan of Arrangement may, at any time and from time to time before or after the holding of the Meeting, be amended by written agreement of the Parties without, subject to applicable Laws, further notice to or authorization on the part of the Shareholders, Vista RSU Holders or holders of Vista DSUs, and any such amendment may, without limitation:
(a)
change the time for performance of any of the obligations or acts of the Parties;

(b)
waive any inaccuracies or modify any representation, term or provision contained in, or in any document delivered pursuant to, the Arrangement Agreement; or

(c)
waive compliance with or modify any of the conditions precedent or any of the covenants in the Arrangement Agreement or waive or modify performance of any of the obligations of the Parties,

provided, however, that no such amendment may reduce or materially affect the Consideration to be received by the Shareholders under the Arrangement without their approval at the Meeting or, following the Meeting, without their approval given in the same manner as required by applicable Laws for the approval of the Arrangement as may be required by the Court.
Procedure for the Arrangement Becoming Effective
The Arrangement is proposed to be carried out pursuant to Division 5 of Part 9 of the BCBCA. The following procedural steps must be taken for the Arrangement to become effective:
(a)
the Arrangement Resolution must be approved by the Shareholders at the Meeting either in person or by proxy in the manner required by the Interim Order and applicable Laws;

(b)
the Arrangement must be approved by the Court pursuant to the Final Order;

(c)
all conditions precedent to the Arrangement set forth in the Arrangement Agreement must be satisfied or waived by the appropriate Party; and

(d)
the Arrangement will become effective at the Effective Time on the Effective Date, being the third Business Day after the satisfaction or, where not prohibited, the waiver of the conditions precedent set forth in the Arrangement Agreement (excluding conditions that, by their terms, cannot be satisfied until the Effective Date), unless another date is agreed to in writing by the Parties, without any further act or formality.

Approval of Shareholders Required for the Arrangement
Pursuant to the Interim Order, the number of votes required to pass the Arrangement Resolution shall be at least 66 2∕3% of the votes cast by Shareholders present in person or represented by proxy and entitled to vote at the Meeting. In addition, the Arrangement Agreement provides that, to the extent required under Securities Laws, the Arrangement Resolution must also be approved by a simple majority of the votes cast on the Arrangement Resolution by Shareholders present in person or represented by proxy and entitled to vote at the Meeting, excluding the votes cast by those persons whose votes are required to be excluded pursuant to Section 8.1(2) of MI 61-101. Such “minority approval” is required in connection with the Arrangement because Frederick H. Earnest, President and Chief Executive Officer and a director of Vista Gold, will receive a “collateral benefit” (as defined in MI 61-101) in connection with the Arrangement; the votes attached to the 2,457,008 Vista Shares beneficially owned or controlled by Mr. Earnest, representing approximately 1.68% of the outstanding Vista Shares, will be excluded for this purpose. See “Part I — The Arrangement — Securities Law Matters — Canada”. Notwithstanding the foregoing, the Arrangement Resolution authorizes the Board, without further notice to or approval of the Shareholders, to amend the Arrangement Agreement or the Plan of Arrangement, to the extent permitted by the Arrangement Agreement or the Plan of Arrangement, and, subject to the terms of the Arrangement Agreement, to decide not to proceed with the Arrangement. If the Arrangement Resolution is not approved by the Shareholders, the Arrangement cannot be completed. See Appendix A to this Circular for the full text of the Arrangement Resolution. See also “Part III — General Proxy Matters — Vista Gold — Procedure and Votes Required”.
Court Approvals
Interim Order
An arrangement under the BCBCA requires Court approval. On [     ], 2026 the Court granted the Interim Order providing for the calling and holding of the Meeting and other procedural matters, including, but not limited to: (a) the Shareholder Approval; (b) the Dissent Rights granted to Registered Shareholders; (c) the notice requirements with respect to the presentation of the application to the Court for the Final Order; (d) the ability of Vista Gold to adjourn or postpone the Meeting from time to time with the consent of Artemis Gold in accordance with the terms of the Arrangement Agreement, as modified, supplemented or amended by the Interim Order, without need for additional approval of the Court; and (e) that the Record Date for the Shareholders entitled to notice of and to vote at the Meeting will not change in respect of any adjournment(s) or postponement(s) of the Meeting. The Interim Order is attached as Appendix B to this Circular.
Final Order
The BCBCA provides that an arrangement requires Court approval. Subject to the terms of the Arrangement Agreement, and if the Arrangement Resolution is approved by Shareholders at the Meeting in the manner required by the Interim Order, Vista Gold will apply to the Court for the Final Order.
Vista Gold is required to seek the Final Order as soon as reasonably practicable, but, in any event, not later than three Business Days after the Arrangement Resolution is passed at the Meeting, or such other date as may be agreed to by the Parties in writing. The application for the Final Order approving the Arrangement is scheduled for [          ], 2026 at [          ] (Vancouver time), or as soon thereafter as counsel may be heard, at the Supreme Court of British Columbia, [800 Smithe Street, Vancouver, British Columbia]. At the hearing, any Shareholder or holder of Vista RSUs and/or Vista DSUs who wishes to participate or to be represented or to present evidence or argument may do so, subject to filing with the Court and serving upon Vista Gold on or before [5:00 p.m. (Vancouver time) on [       ], 2026], or the second to last Business Day before the hearing of the application or such other date as the Court may order, a Response to Petition setting out their address for service and indicating whether such Shareholder or holder of Vista RSUs and/or Vista DSUs intends to support or oppose the application or make submissions thereat, together with a summary of the position such Shareholder or holder of Vista RSUs and/or Vista DSUs intends to advocate before the Court and any evidence or materials which such party intends to present to the Court. Service of such notice shall be effected by service upon the solicitors of Vista Gold c/o Stikeman Elliott LLP, 666 Burrard Street, Suite 2700, Vancouver, British Columbia, V6C 2X8, Canada (Attention: Jonathan Buysen), to be received by no later than 5:00 p.m. (Vancouver time) on [        ], 2026. See Appendix C to this Circular, “Notice of Hearing of Petition”.
The Consideration Shares to be issued pursuant to the Arrangement to Shareholders in exchange for their Vista Shares, and the Replacement RSUs to be issued pursuant to the Arrangement to holders of unvested Vista RSUs in exchange for such Vista RSUs, have not been and will not be registered under the U.S. Securities Act or any U.S. Securities Laws, and are being issued in reliance on the exemption from registration under the U.S. Securities Act provided by Section 3(a)(10) thereof. The Court has been advised that if the terms and conditions of the Arrangement and such issuance of Consideration Shares and Replacement RSUs are approved by the Court, Vista Gold and Artemis Gold intend to rely upon the Final Order of the Court approving the Arrangement and such issuance of Consideration Shares and Replacement RSUs as a basis for the exemption from registration under the U.S. Securities Act of the issuance pursuant to the Arrangement of the Consideration Shares and Replacement RSUs. Therefore, subject to the additional requirements of Section 3(a)(10), should the Court make a Final Order approving the Arrangement and such issuance of the Consideration Shares and Replacement RSUs, such Consideration Shares and Replacement RSUs issued pursuant to the Arrangement will be exempt from registration under the U.S. Securities Act.
Vista Gold has been advised by its counsel that the Court has broad discretion under the BCBCA when making orders with respect to the Arrangement and that the Court, in hearing the application for the Final Order, will consider, among other things, the procedural and substantive fairness and the reasonableness of the Arrangement and such issuance of Consideration Shares to the Shareholders as the Court determines appropriate, both from a substantive and a procedural point of view. The Court may approve the Arrangement and such issuance of Consideration Shares, either as proposed or as amended, in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court thinks fit. Depending upon the nature of any required amendments, Vista Gold and/or Artemis Gold may determine not to proceed with the Arrangement, in which case the Consideration Shares will not be issued.
Stock Exchange Listing Approvals and Delisting Matters
Vista Gold is a reporting issuer under Canadian Securities Laws in each of the provinces and territories of Canada and is required to file reports with the SEC under the U.S. Exchange Act as a U.S. domestic issuer. The Vista Shares are listed and posted for trading on the TSX and the NYSE American under the symbol “VGZ”. On September 18, 2026, the last trading day on which the Vista Shares traded prior to the announcement of the Arrangement Agreement, the closing price of the Vista Shares on the TSX was C$3.20 and on the NYSE American was $2.26. On [        ], 2026, the closing price of the Vista Shares on the TSX was C$[       ] and on the NYSE American was $[       ].
Artemis Gold is a reporting issuer under Canadian Securities Laws in each of the provinces and territories of Canada. The Artemis Shares are listed and posted for trading on the TSXV under the symbol “ARTG”. On September 18, 2026, the last trading day on which the Artemis Shares traded prior to the announcement of the Arrangement Agreement, the closing price of the Artemis Shares on the TSXV was C$41.00. On [       ], 2026, the closing price of the Artemis Shares on the TSXV was C$[        ].
It is anticipated that the Vista Shares will be delisted from the TSX and the NYSE American as promptly as possible following completion of the Arrangement. Subject to applicable Laws, following completion of the Arrangement, Artemis Gold intends to cause Vista Gold to apply to the applicable Canadian Securities Regulators to cease to be a reporting issuer, and Vista Gold intends to take steps to terminate the registration of the Vista Shares under the U.S. Exchange Act and to suspend its reporting obligations under the U.S.

Exchange Act. For information with respect to the trading history of the Vista Shares, see Appendix H to this Circular, “Information Concerning Vista Gold.”
It is a mutual condition to completion of the Arrangement that the approval of the TSX and the TSXV has been obtained. Artemis Gold has agreed to apply for and use commercially reasonable efforts to obtain conditional approval or equivalent of the listing and posting for trading of the Consideration Shares on the TSXV, subject only to the satisfaction by Artemis Gold of customary listing conditions of the TSXV. Artemis Gold does not presently intend to list the Consideration Shares on the NYSE American.
Other Regulatory Approvals
In addition to the approval of the Arrangement Resolution by Shareholders and approval of the Court, it is a mutual condition precedent to the implementation of the Arrangement that the Key Regulatory Approvals, being the FIRB Approval and the NT Ministerial Consent, and the approval of the TSX and the TSXV, are obtained. See “Part I — The Arrangement — The Arrangement Agreement — Conditions to the Arrangement Becoming Effective — Mutual Conditions”.
FIRB Approval
The Australian government screens certain types of foreign investment under the Foreign Acquisitions and Takeovers Act 1975 (Cth) (the “FATA”) and the Foreign Acquisitions and Takeovers Regulation 2015 (Cth) (the “FATR” and together with FATA, the “FI Legislation”) to determine whether a particular investment proposal is contrary to Australia’s national interest or national security. Under the FI Legislation, the Treasurer of the Commonwealth of Australia (or their delegate(s)) have the power to review, block and apply conditions to certain types of investment “actions” in Australian businesses or entities by entities/persons which are considered to be “foreign persons” as defined in the FI Legislation.
Among the transactions caught by the FI Legislation, a direct or indirect (having regard to tracing rules in the FI Legislation) acquisition of ten percent (10%) or more of an Australian entity, business, or Australian land (including mining and production tenements) by a foreign person must be notified with the FIRB if the investment meets the criteria of a Notifiable Action (as defined in the FI Legislation). An acquisition of an interest in any entity or business that is a “national security business” in Australia by any foreign person must also be notified if the investment meets the criteria of a “Notifiable National Security Action” (as defined in the FI Legislation). Notifiable Actions, Notifiable National Security Actions or any other actions that are notified to the FIRB must not proceed until the Treasurer of the Commonwealth of Australia (or their delegate(s)) grants approval by issuing a notice of no-objection (with or without imposing conditions) or the Treasurer of the Commonwealth of Australia has become precluded through the passing of time from making an order.
Following the notification of an action to FIRB and payment of the applicable filing fee, the statutory review period is thirty (30) days, but this period regularly gets extended by FIRB requesting that the applicant voluntarily request an extension, noting that if the applicant does not, the Treasurer may (1) exercise his powers under section 77A of FATA to impose an up to ninety (90) day extension unilaterally or (2) impose an interim stop order of up to ninety (90) days under section 68A of the FATA. FIRB may impose more than one unilateral extension or interim stop order. Following a decision, FIRB has an additional 10-day period to notify the acquirer of the decision.
It is a mutual condition to completion of the Arrangement that the FIRB Approval is obtained. Under the Arrangement Agreement, “FIRB Approval” means that the Treasurer of the Commonwealth of Australia or its delegate has either (a) provided written notice that there is no objection under the FATA to the proposed transactions contemplated by the Arrangement Agreement that give rise to ‘notifiable actions’ or ‘notifiable national security actions’, with the notice of no objection being either unconditional or subject only to (i) any of the ‘example’ tax conditions contemplated in Part D of the Australian Department of Treasury’s Guidance Note 12 ‘Tax Conditions’ (as last updated on 27 May 2025), or (ii) conditions which are reasonably acceptable to Artemis Gold, or (b) become precluded from exercising any power to make an order under Division 2 of Part 3 of the FATA in respect of the proposed transactions contemplated by the Arrangement Agreement that give rise to ‘notifiable actions’ or ‘notifiable national security actions’.

NT Ministerial Consent
Vista Gold Australia Pty Ltd, a wholly-owned subsidiary of Vista Gold, is party to an agreement with the Northern Territory of Australia dated March 1, 2006, as amended or supplemented (the “NT Consent Agreement”), relating to the Mt Todd Gold Project. Clause 19 of the NT Consent Agreement requires the consent of the responsible Minister of the Northern Territory of Australia in connection with the Arrangement and the acquisition by Artemis Gold of the Vista Shares (the “NT Ministerial Consent”). It is a mutual condition to completion of the Arrangement that the NT Ministerial Consent is obtained.
Under the Arrangement Agreement, Vista Gold has agreed to, and to cause Vista Gold Australia Pty Ltd to, use commercially reasonable efforts to prepare, file and diligently pursue the application for the NT Ministerial Consent as soon as reasonably practicable after the date of the Arrangement Agreement, and Artemis Gold has agreed to cooperate with Vista Gold in connection therewith.
Commercially Reasonable Efforts
Under the Arrangement Agreement, each Party has agreed to, and to cause its affiliates to, use its commercially reasonable efforts to obtain the Required Regulatory Approvals, including the Key Regulatory Approvals, as soon as is reasonably practicable after the date of the Arrangement Agreement, and to cooperate with the other Party in connection with all Required Regulatory Approvals sought by the other Party. However, Artemis Gold is not required to (or to cause or consent to), and Vista Gold may not, without Artemis Gold’s prior written consent, sell, divest, license, hold separate or accept any restriction on its freedom of action with respect to any assets or businesses of any person, or agree to do any of the foregoing, in order to obtain any Required Regulatory Approval. See “— The Arrangement Agreement — Covenants — Regulatory Approvals”.
Timing
If the Meeting is held as scheduled and is not adjourned and/or postponed and the Shareholder Approval is obtained, it is expected that Vista Gold will apply for the Final Order approving the Arrangement on [               ], 2026. If the Final Order is obtained in a form and substance satisfactory to Vista Gold and Artemis Gold, and all other conditions set forth in the Arrangement Agreement are satisfied or waived by the applicable Party, Vista Gold expects the Effective Date to occur by [               ], 2027 following the receipt of all requisite approvals and consents. However, it is not possible at this time to state with certainty when the Effective Date will occur as completion of the Arrangement may be delayed beyond this time if the conditions to completion of the Arrangement cannot be met on a timely basis. Subject to certain limitations, each Party may terminate the Arrangement Agreement if the Arrangement is not consummated by the Outside Date, being April 15, 2027 or such later date as may be agreed to in writing by the Parties. If the Effective Date has not occurred by the Outside Date as a result of the failure to obtain any of the Key Regulatory Approvals, either Party may elect, by notice in writing delivered prior to the Outside Date, to extend the Outside Date from time to time by a specified period of not less than 30 days if the Party so extending the Outside Date reasonably believes that the Key Regulatory Approvals are capable of being obtained prior to the Outside Date, as so extended, provided that in aggregate such extensions shall not exceed 60 days.
The Arrangement will become effective as of the Effective Time on the Effective Date, which is expected to be the third Business Day after the satisfaction or, where not prohibited, the waiver of the conditions set out in the Arrangement Agreement (excluding conditions that, by their terms, cannot be satisfied until the Effective Date), unless another date is agreed to in writing by the Parties.
Although Vista Gold’s and Artemis Gold’s objective is to have the Effective Date occur as soon as reasonably practicable after the Meeting, the Effective Date could be delayed, however, for a number of reasons, including an objection before the Court at the hearing of the application for the Final Order or any delay in obtaining, or failure to receive, any required Regulatory Approvals on acceptable terms and conditions in a timely manner. Subject to the terms of the Arrangement Agreement, Vista Gold and/or Artemis Gold may determine not to complete the Arrangement without prior notice to or action on the part of Shareholders.
Accounting Treatment
The Arrangement will be accounted for as an acquisition of Vista Gold by Artemis Gold using the asset acquisition method in accordance with the IFRS Accounting Standards as issued by the IASB.

Procedure for Exchange of Vista Shares
In order to receive the Consideration Shares that they are entitled to receive pursuant to the Arrangement, Registered Shareholders must deposit with the Depositary (at the address specified on the last page of the Letter of Transmittal) the validly completed and duly signed Letter of Transmittal together with the certificate(s) representing the Registered Shareholder’s Vista Shares and such other documents and instruments as the Depositary may reasonably require. Registered Shareholders who do not have their Vista Share certificates should refer to “Part I — The Arrangement — Lost Certificates”.
Vista Gold currently anticipates that the Arrangement will be completed by the end of the first quarter of 2027, subject to obtaining the requisite approvals and satisfying other closing conditions. Registered Shareholders will have received a Letter of Transmittal with this Circular. The Letter of Transmittal will also be available under Vista Gold’s profile on SEDAR+ at www.sedarplus.ca. Additional copies of the Letter of Transmittal will also be available by contacting the proxy solicitation agent of Vista Gold by using the contact details listed on the back page of this Circular.
The exchange of Vista Shares for Artemis Shares in respect of any Non-Registered Shareholder is expected to be made with the Non-Registered Shareholder’s Intermediary account through the procedures in place for such purposes between CDS or DTC and such Intermediary. Non-Registered Shareholders should contact their Intermediary if they have any questions regarding this process and to arrange for their Intermediary to complete the necessary steps to ensure that they receive the Artemis Shares in respect of their Vista Shares.
The use of mail to transmit certificates representing Vista Shares and the Letter of Transmittal will be at the risk of the Registered Shareholders. Vista Gold recommends that such certificates and documents be delivered by hand to the Depositary and a receipt therefor be obtained or that registered mail with return receipt requested, properly insured, be used.
The instructions for exchanging Vista Shares and depositing such Vista Shares with the Depositary are set out in the Letter of Transmittal. Except as otherwise provided in the instructions in the Letter of Transmittal, all signatures on (i) the Letter of Transmittal, and (ii) certificates representing Vista Shares, must be guaranteed by an Eligible Institution.
To prevent a delay in receiving the Consideration Shares payable under the Arrangement, Registered Shareholders should consider re-registering their Vista Shares with an Intermediary prior to the Effective Date.
From and after the Effective Time, each certificate that immediately prior to the Effective Time represented Vista Shares will be deemed to represent only the right to receive in exchange therefor the Consideration Shares that the holder of such certificate is entitled to receive in accordance with the Plan of Arrangement, less any amounts withheld pursuant to the Plan of Arrangement. Following the Effective Time, no former Shareholder will be entitled to receive any interest, dividends, premium or other payment in connection with the Consideration Shares to which such holder is entitled, other than any declared but unpaid dividends.
Subject to applicable legislation relating to unclaimed personal property, if any former Shareholder fails to deliver to the Depositary the certificate(s), documents or instruments required to be delivered to the Depositary as required by the Plan of Arrangement in order for such former Shareholder to receive the Consideration Shares which such Shareholder is entitled to receive, on or before the sixth anniversary of the Effective Date, on the sixth anniversary of the Effective Date: (a) such former holder will be deemed to have donated and forfeited to Vista Gold or its successor any Consideration Shares held by the Depositary as agent for such former Shareholder and (b) any certificate representing Vista Shares formerly held by such former Shareholder will cease to represent a claim of any nature whatsoever, including a claim for dividends or other distributions, and will be deemed to have been surrendered to Vista Gold or its successor for no consideration. None of Vista Gold, Artemis Gold, any of their respective successors or the Depositary will be liable to any person in respect of any Consideration Shares (including any Consideration Shares previously held by the Depositary as agent for any such former Shareholder) which are forfeited to Vista Gold or its successor or delivered to any public official pursuant to any applicable abandoned property, escheat or similar Law.
Treatment of Fractional Artemis Shares
No fractional Consideration Shares shall be issued to Shareholders of Vista Shares (including any former holder of Vista DSUs or Vista RSUs). Where the aggregate number of Artemis Shares to be issued to a person as consideration under or as a result of the Arrangement would result in a fraction of an Artemis Share being issuable, the number of Artemis Shares to be received by such Shareholder shall be rounded down to the nearest whole Artemis Share and no person will be entitled to any compensation in respect of a fractional Artemis Share.
Return of Vista Shares
If the Arrangement is not completed, any certificates representing deposited Vista Shares will be returned to the depositing Shareholder upon written notice to the Depositary from Vista Gold or Artemis Gold by returning the certificates representing deposited Vista Shares (and any other relevant documents) by first class insured mail in the name of and to the address specified by the Shareholder in the Letter of Transmittal or, if such name and address is not so specified, in such name and to such address as shown on the register of Vista Shares maintained by Computershare on behalf of Vista Gold.
Mail Service Interruption
Notwithstanding the provisions of the Circular, the Letter of Transmittal, the Arrangement Agreement or Plan of Arrangement, certificates or DRS Advices representing the Consideration Shares and certificates representing Vista Shares to be returned if applicable, will not be mailed if Artemis Gold determines that delivery thereof by mail may be delayed.
Persons entitled to certificates or DRS Advices and other relevant documents which are not mailed for the foregoing reason may take delivery thereof at the office of the Depositary at which the Letter of Transmittal related thereto was deposited until such time as Artemis Gold has determined that delivery by mail will no longer be delayed.
Notwithstanding the foregoing section, certificates and other relevant documents not mailed for the foregoing reason will be conclusively deemed to have been delivered on the first day upon which they are received at the office of the Depositary at which the Vista Shares were deposited.
Lost Certificates
In the event any certificate(s) which immediately prior to the Effective Time represented one or more outstanding Vista Shares that were exchanged for Consideration pursuant to the Plan of Arrangement, shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate the Consideration payable and deliverable in accordance with such holder’s duly completed and executed Letter of Transmittal. When authorizing such payment and delivery in exchange for any lost, stolen or destroyed certificate, the person to whom such Consideration is to be paid and delivered shall as a condition precedent to the payment and delivery of such Consideration, give a bond satisfactory to Vista Gold, Artemis Gold and the Depositary (each acting reasonably) in such sum as Artemis Gold and the Depositary may direct, or otherwise indemnify Artemis Gold, Vista Gold and the Depositary in a manner satisfactory to Artemis Gold, Vista Gold and the Depositary, each acting reasonably, against any claim that may be made against Artemis Gold, Vista Gold and the Depositary with respect to the certificate alleged to have been lost, stolen or destroyed.
Withholding Rights
Vista Gold, Artemis Gold and the Depositary, as applicable, are entitled to deduct or withhold, or direct any other person to deduct or withhold on their behalf, from any consideration or amount otherwise payable or deliverable to any Shareholder, holder of Vista RSUs or Vista DSUs or any other person under the Arrangement Agreement or the Plan of Arrangement (including Dissenting Shareholders), such amounts as Vista Gold, Artemis Gold or the Depositary, as the case may be, may reasonably determine is required to be deducted or withheld, or is otherwise liable to pay under Subdivision 14-D, with respect to such amount otherwise payable or deliverable under any provision of Laws in respect of Taxes. Notwithstanding the foregoing, the Arrangement Agreement describes certain circumstances in which a deduction or withholding will not take place pursuant to Subdivision 14-D and places certain obligations on Vista Gold, Artemis Gold and the Depositary to seek to reduce or eliminate any deduction or withholding under Subdivision 14-D of

Schedule 1 to the TAA. To the extent that amounts are deducted or withheld, such amounts will be treated for all purposes as having been paid to the person in respect of which such deduction or withholding was made, provided that such amounts are actually remitted to the appropriate Governmental Authority.
Vista Gold, Artemis Gold and the Depositary have agreed to cooperate and work together on any approach to the ATO regarding the application of Subdivision 14-D to the Arrangement and to use reasonable efforts to reduce or eliminate any deduction or withholding under Subdivision 14-D and the number of Shareholders required to provide a Non-IARPI Declaration. Shareholders who are expected to be required to provide a Non-IARPI Declaration, a Residency Declaration or a Variation Notice to ensure Australian withholding on their Consideration will not apply will be contacted separately by Vista Gold with the required forms and instructions.
Each of Vista Gold, Artemis Gold and the Depositary is authorized to sell or otherwise dispose of such portion of any Consideration Shares or other security deliverable to any person as is necessary to provide sufficient funds to Vista Gold, Artemis Gold or the Depositary, as applicable, to enable it to comply with such deduction or withholding requirement or fund any liability under Subdivision 14-D, and Vista Gold, Artemis Gold or the Depositary, as applicable, will notify the holder thereof and remit the applicable portion of the net proceeds of such sale (after deduction of all fees, commissions or costs in respect of such sale) to the appropriate Governmental Authority and remit to such person any unapplied balance of the net proceeds of such sale. Any such sale will be made at prevailing market prices and none of Vista Gold, Artemis Gold or the Depositary will be under any obligation to obtain or indemnify any person in respect of a particular price for the Consideration Shares so sold.
Right to Dissent
Division 2 of Part 8 of the BCBCA (Sections 237 to 247) provides registered shareholders of a company with the right to dissent from certain resolutions that effect extraordinary corporate transactions or fundamental corporate changes. The Interim Order expressly provides Registered Shareholders as of the Record Date with Dissent Rights in respect of the Arrangement Resolution pursuant to Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order, the Final Order or any other order of the Court. Any Registered Shareholder as of the Record Date who dissents from the Arrangement Resolution in compliance with Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order, the Final Order or any other order of the Court, will be entitled, in the event the Arrangement becomes effective, to be paid by Vista Gold (to the extent available with Vista Gold funds not directly or indirectly provided by Artemis Gold and its affiliates, and less any applicable withholdings, including under Subdivision 14-D) the fair value of the Vista Shares held by such Dissenting Shareholder determined as of the close of business on the day before the Arrangement Resolution is adopted. Shareholders are cautioned that fair value could be determined to be less than the value of the Consideration payable pursuant to the terms of the Arrangement and that the proceeds of disposition received by a Dissenting Shareholder may be treated in a different, and potentially more adverse, manner under Canadian, United States and Australian federal income tax Laws than had such Shareholder exchanged his or her Vista Shares for Consideration Shares pursuant to the Arrangement, and that an investment banking opinion as to the fairness, from a financial point of view, of the consideration payable in a sale transaction, such as the Arrangement, is not an opinion as to, and does not otherwise address, “fair value” under the BCBCA. In addition, any judicial determination of fair value will result in delay of receipt by a Dissenting Shareholder of consideration for such Dissenting Shareholder’s Dissent Shares.
The following is only a summary of the Dissent Rights and provisions of the BCBCA (as modified by the Plan of Arrangement and the Interim Order as described below or any other interim order of the Court), which are technical and complex. Such summary is not a comprehensive statement of the procedures to be followed by a Dissenting Shareholder who seeks payment of the fair value of its Vista Shares. This summary is qualified in its entirety by reference to the full text of Division 2 of Part 8 (Sections 237 to 247) of the BCBCA, a copy of which is attached as Appendix K to this Circular. It is recommended that any Registered Shareholder wishing to avail himself or herself of the Dissent Rights seek legal advice, as failure to strictly comply with the provisions of the BCBCA (as modified by the Plan of Arrangement and the Interim Order) may prejudice his or her Dissent Rights and result in the loss of all rights thereunder.

The Court hearing the application for the Final Order has the discretion to alter the Dissent Rights described herein based on the evidence presented at such hearing.
In many cases, Vista Shares beneficially owned by a Non-Registered Shareholder are registered either: (a) in the name of an Intermediary that the Non-Registered Shareholder deals with in respect of the Vista Shares; or (b) in the name of a depositary (such as CDS or DTC) of which the Intermediary is a participant. Accordingly, a Non-Registered Shareholder will not be entitled to exercise its Dissent Rights directly (unless the Vista Shares are re-registered in the Non-Registered Shareholder’s name). A Non-Registered Shareholder that wishes to exercise Dissent Rights should immediately contact the Intermediary with whom the Non-Registered Shareholder deals in respect of its Vista Shares and either (i) instruct the Intermediary to exercise the Dissent Rights on the Non-Registered Shareholder’s behalf (which, if the Vista Shares are registered in the name of CDS, DTC or another clearing agency, may require that such Vista Shares first be re-registered in the name of the Intermediary), or (ii) instruct the Intermediary to re-register such Vista Shares in the name of the Non-Registered Shareholder, in which case the Non-Registered Shareholder would be able to exercise the Dissent Rights directly.
A Registered Shareholder as of the Record Date who wishes to dissent must deliver a written notice of dissent to the Arrangement Resolution (a “Dissent Notice”) to Vista Gold c/o Stikeman Elliott LLP, 666 Burrard Street, Suite 2700, Vancouver, British Columbia V6C 2X8, Canada (Attention: Jonathan Buysen), to be received by no later than 5:00 p.m. (Vancouver time) on [           ], 2026, being the second Business Day immediately preceding the date of the Meeting (or, in the case of any adjourned or postponed Meeting, by no later than 5:00 p.m. (Vancouver time) on the second Business Day immediately preceding the date of the adjourned or postponed Meeting), and must otherwise strictly comply with the Dissent Procedures described in this Circular. Failure to strictly comply with the Dissent Procedures may result in loss of the Dissent Rights.
Under the BCBCA, a Dissenting Shareholder may not exercise Dissent Rights in respect of only a portion of the Vista Shares held on behalf of any one beneficial owner and registered in the name of the Dissenting Shareholder, but may dissent only with respect to all of the Vista Shares held on behalf of that beneficial owner. The Dissent Notice must set out the number of Vista Shares in respect of which the Dissent Rights are being exercised and: (a) if such Vista Shares constitute all of the Vista Shares of which the Registered Shareholder is both the registered and beneficial owner and the Registered Shareholder owns no other Vista Shares beneficially, a statement to that effect; (b) if such Vista Shares constitute all of the Vista Shares of which the Registered Shareholder is both the registered and beneficial owner but the Registered Shareholder owns other Vista Shares beneficially, a statement to that effect and the names of the registered holders of those other Vista Shares, the number of Vista Shares held by each such registered holder and a statement that Dissent Notices are being, or have been, sent in respect of all of those other Vista Shares; or (c) if the Dissent Rights are being exercised by a Registered Shareholder who is not the beneficial owner of such Vista Shares, a statement to that effect and the name and address of the beneficial owner, and a statement that the Registered Shareholder is dissenting in relation to all of the Vista Shares beneficially owned by the beneficial owner that are registered in the Registered Shareholder’s name.
The delivery of a Dissent Notice does not deprive a Registered Shareholder of the right to vote at the Meeting on the Arrangement Resolution; however, a Registered Shareholder who has submitted a Dissent Notice and who votes, or instructs a proxyholder to vote, in favour of the Arrangement Resolution will not be entitled to exercise Dissent Rights in respect of the Vista Shares so voted. A vote against the Arrangement Resolution, an abstention or the revocation of a proxy does not constitute a Dissent Notice, and a Registered Shareholder is not required to vote its Vista Shares against the Arrangement Resolution in order to dissent. However, any proxy granted by a Registered Shareholder who intends to dissent, other than a proxy that instructs the proxyholder to vote against the Arrangement Resolution, should be validly revoked in order to prevent the proxyholder from voting such Vista Shares in favour of the Arrangement Resolution and thereby causing the Registered Shareholder to forfeit its Dissent Rights. See “Part III — General Proxy Matters — Vista Gold”.
If the Arrangement Resolution is approved by the Shareholders and Vista Gold notifies a Dissenting Shareholder of its intention to act upon the Arrangement Resolution (a “Notice of Intention to Proceed”), the Dissenting Shareholder who wishes to proceed with the dissent must, within one month after the date of the Notice of Intention to Proceed, send to Vista Gold or its transfer agent (a) a written statement that the Dissenting Shareholder requires Vista Gold to purchase all of the Vista Shares in respect of which the Dissent

Notice was given (the “Demand for Payment”), (b) the certificates, if any, representing such Vista Shares, and (c) if the Dissent Rights are being exercised on behalf of a beneficial owner, a written statement signed by the beneficial owner setting out whether the beneficial owner is the beneficial owner of other Vista Shares and, if so, a statement that Dissent Notices are being, or have been, sent in respect of all of those other Vista Shares. Vista Gold is not required to send a Notice of Intention to Proceed to a Registered Shareholder who voted in favour of the Arrangement Resolution or who has withdrawn his or her Dissent Notice. A Dissenting Shareholder who fails to send the Demand for Payment, the share certificates (if any) and any required beneficial owner statement within the time required loses the right to dissent.
Upon delivery of the Demand for Payment, the share certificates (if any) and any required beneficial owner statement, the Dissenting Shareholder is deemed to have sold the Dissent Shares to Vista Gold, and Vista Gold is deemed to have purchased them, and the Dissenting Shareholder ceases to have any rights as a Shareholder in respect of the Dissent Shares other than the right to be paid the fair value of the Dissent Shares. Vista Gold and the Dissenting Shareholder may agree on the payout value of the Dissent Shares, failing which either of them may apply to the Court to determine the payout value of the Dissent Shares, or to determine that the Dissenting Shareholder is not entitled to dissent. Vista Gold must promptly pay the agreed or Court-determined payout value to the Dissenting Shareholder, unless there are reasonable grounds for believing that Vista Gold is insolvent or that the payment would render Vista Gold insolvent, in which case Vista Gold must notify the Dissenting Shareholder, who may within 30 days after receipt of such notice elect either to withdraw his or her Dissent Notice (in which case the Dissenting Shareholder will be deemed to have participated in the Arrangement on the same basis as a non-dissenting Shareholder) or to retain the status of a claimant against Vista Gold, to be paid as soon as Vista Gold is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors but in priority to the Shareholders.
Dissent Rights with respect to the Vista Shares will terminate and cease to apply to the Dissenting Shareholder if, before full payment is made for the Dissent Shares, (a) the Arrangement is abandoned or by its terms will not proceed, (b) the Arrangement Resolution does not pass, (c) a court permanently enjoins or sets aside the corporate action approved by the Arrangement Resolution, (d) the Dissenting Shareholder votes in favour of the Arrangement, or (e) the Dissenting Shareholder withdraws the Dissent Notice with the written consent of Vista Gold. The deadline for delivery of Dissent Notices and the determination of fair value described above reflect Article 4 of the Plan of Arrangement, which modifies the statutory Dissent Procedures.
Pursuant to the Plan of Arrangement, in no case will Vista Gold, Artemis Gold or any other person be required to recognize any Dissenting Shareholder as a Shareholder after the Effective Time, and the names of such Dissenting Shareholders will be deleted from the central securities register of Vista Gold at the Effective Time.
Pursuant to the Plan of Arrangement, Dissenting Shareholders that are ultimately determined to be entitled to be paid the fair value for their Dissent Shares will be deemed to have transferred such Dissent Shares to Vista Gold at the Effective Time in consideration for a debt claim against Vista Gold for the fair value of such Dissent Shares, payable to the extent available with Vista Gold funds not directly or indirectly provided by Artemis Gold and its affiliates.
Pursuant to the Plan of Arrangement, Dissenting Shareholders that are ultimately determined not to be entitled, for any reason, to be paid the fair value for their Dissent Shares will be deemed to have participated in the Arrangement on the same basis as any non-dissenting Shareholder as at and from the Effective Time.
Shareholders that are considering exercising Dissent Rights should consult their own legal and financial advisors. Shareholders should note that the exercise of Dissent Rights can be a complex, time-consuming and expensive process.
The Arrangement Agreement provides that it is a condition to the obligations of Artemis Gold that holders of such number of Vista Shares shall not have validly exercised Dissent Rights in connection with the Arrangement (other than holders of Vista Shares representing not more than 7.5% of the Vista Shares then outstanding). See “The Arrangement Agreement — Conditions to the Arrangement Becoming Effective” above.
Interests of Certain Persons or Companies in the Arrangement
The directors and executive officers of Vista Gold may have interests in the Arrangement that are, or may be, different from, or in addition to, the interests of the Shareholders. These interests include those described below. The Board was aware of these interests and considered them, among other matters, when recommending approval of the Arrangement by the Shareholders.
Share Ownership and Incentive Awards
As of October 19, 2026, the directors and executive officers of Vista Gold and their associates and affiliates, as a group, beneficially own, directly or indirectly, or exercise control or direction over, an aggregate of approximately 4,043,884 Vista Shares, representing approximately 2.77% of the outstanding Vista Shares, and an aggregate of 2,004,331 Vista RSUs. As of October 19, 2026, the directors of Vista Gold also hold an aggregate of 2,153,000 Vista DSUs all of which are currently vested. As of October 19, 2026, each of the directors and executive officers of Vista Gold, together with his or her associates and affiliates, beneficially owns, directly or indirectly, or exercises control or direction over, less than 1% of the outstanding Vista Shares, except for Mr. Frederick H. Earnest, who beneficially owns or exercises control or direction over more than 1% of the Vista Shares (calculated in accordance with MI 61-101). For more information with respect to the holdings of Vista Shares and incentive awards by directors and executive officers of Vista Gold, see Appendix L to this Circular.
In connection with entering into the Arrangement Agreement, Artemis Gold entered into the Vista Support Agreements with each director and officer of Vista Gold. See “— Voting Agreements”.
Pursuant to the Plan of Arrangement, the Vista DSUs and vested Vista RSUs held by directors and executive officers of Vista Gold will be exchanged for Vista Shares (which will in turn be exchanged for Consideration Shares under the Arrangement), unvested Stretch Component RSUs will be cancelled for no consideration and other unvested Vista RSUs will be exchanged for Replacement RSUs of Artemis Gold. Each Replacement RSU will be governed by the terms and conditions of the Vista LTIP and the applicable award agreement that governed the exchanged Vista RSU, and pursuant to the terms of the Vista LTIP, all Replacement RSUs will vest in full if the holder thereof is terminated without cause or resigns for Good Reason (as defined in the Vista LTIP) within twelve (12) months following the Effective Time. See “— Effect of the Arrangement — Treatment of Vista RSUs and Vista DSUs”.
All Vista Shares, Vista RSUs and Vista DSUs held by directors and executive officers of Vista Gold and their associates and affiliates will be treated in the same fashion under the Arrangement as Vista Shares, Vista RSUs and Vista DSUs held by other Shareholders, holders of Vista DSUs and holders of Vista RSUs.
Change of Control Provisions
Vista Gold and its subsidiary, Vista Gold U.S., Inc. (“VGU”), have entered into employment agreements with the following individuals, pursuant to which such individuals may receive change of control payments or other benefits related to the completion of the Arrangement: Frederick H. Earnest, Douglas L. Tobler, and Pamela A. Solly (collectively, the “Executive Employment Agreements”).
The Executive Employment Agreements include change of control provisions which require not only that a “Change in Control” (as defined in each of the Executive Employment Agreements) has occurred, but also that the executive’s employment with Vista Gold is terminated: (i) in the case of Mr. Earnest and Mr. Tobler, by Vista Gold or by the executive for any reason within 12 months of a Change in Control, and (ii) in the case of Ms. Solly, by Vista Gold for any reason, or by Ms. Solly if she terminates her employment for Good Reason or following a Material Adverse Change (each as defined in her Executive Employment Agreement), in each case within six months of a Change in Control.
The completion of the Arrangement constitutes a “Change in Control” as defined in each of the Executive Employment Agreements.
Under the Executive Employment Agreements with Mr. Earnest and Mr. Tobler, following such termination, the executive is entitled to: (i) compensation through the effective date of termination; (ii) payment for unused vacation; (iii) reimbursement of unreimbursed business expenses; and (iv) continuation of compensation and benefits for 24 months following termination.
Under Ms. Solly’s Executive Employment Agreement, following such termination Ms. Solly is entitled to: (i) compensation through the effective date of termination; (ii) payment for unused vacation;

(iii) reimbursement of unreimbursed business expenses; and (iv) continuation of compensation and benefits for 18 months following termination.
Pursuant to the Vista LTIP, if an executive is entitled to receive payments that would qualify as “excess parachute payments” under Section 280G of the Code, those payments are reduced by the necessary amount so that the executive is not subject to excise tax under Section 4999 of the Code if such reduction would result in the executive receiving a greater after-tax payment (the “Golden Parachute Cutback”).
Quantification of Potential Payments to our Named Executive Officers
The information below sets forth the compensation of each of our named executive officers that is based on or otherwise relates to the Arrangement in accordance with Item 402(t) of Regulation S-K. For purposes of the following disclosure, our named executive officers (the “NEOs”) are as follows:
Frederick H. Earnest, President and Chief Executive Officer
Douglas L. Tobler, Chief Financial Officer
Pamela A. Solly, Vice President of Investor Relations
Except as otherwise specifically noted, for purposes of quantifying the potential payments and benefits to the NEOs described in this section, the following assumptions were used:
•
The relevant price per Vista Share is $2.75, which is the average closing price per Vista Share as reported on the NYSE American over the first five business days following the first public announcement of the Arrangement on September 21, 2026.

•
The Effective Time as referenced in this section occurs on October 19, 2026, which is the assumed date of the Effective Time of the Arrangement solely for purposes of the disclosure in this section (the “Assumed Effective Time”).

•
The employment of each of our NEOs is terminated without “Just Cause” in connection with a “Change in Control” (as such terms are defined in the Vista LTIP and Executive Employment Agreements) immediately upon closing.

•
Each NEO has otherwise satisfied all requirements necessary to receive the payments and benefits described below.

•
No portion of the payments and benefits is subject to reduction based on the Golden Parachute Cutback described above.

The amounts indicated below are estimates based on multiple assumptions (including the assumptions described above) that may or may not actually occur or be accurate on the relevant date, and do not reflect certain compensation actions that may occur before completion of the Arrangement. Accordingly, the actual amounts received may differ from the estimates set forth below. The amounts shown do not reflect any taxes payable by the NEOs.
Name	Cash ($)(1)	Equity ($)(2)	Perquisites/Benefits ($)(3)	Total ($)
Frederick H. Earnest	$923,000	$1,620,663	$147,908	$2,691,571
Douglas L. Tobler	$679,450	$839,666	$135,903	$1,655,019
Pamela A. Solly	$300,000	$400,582	$106,673	$807,255

(1)
Cash.   The amounts shown in this column represent the estimated cash severance benefits payable to each NEO under their respective employment agreement upon a termination without Just Cause in connection with, or within twelve months following, a Change in Control. The cash severance benefits for Messrs. Earnest and Tobler are “double trigger” benefits that are payable upon any termination within twelve (12) months following a Change in Control, and the cash severance benefits for Ms. Solly are “double trigger” benefits that are payable upon a termination without Just Cause within six months of the Change in Control or a resignation for Good Reason or following a Material Adverse Change (each as defined in her Executive Employment Agreement). For Messrs. Earnest and Tobler, the amount reflects two times the sum of (a) his current annual salary, and (b) his annual bonus. For Ms. Solly, the amount reflects 1.5x the sum of (a) her current annual salary, and (b) her annual bonus.
(2)
Equity.   The amounts shown in this column represent the estimated aggregate value of each NEO’s RSUs which would become fully vested upon a termination without cause within twelve months following a change in control. All equity acceleration is “double trigger,” meaning such acceleration requires both a change in control of Vista Gold and a termination without cause or resignation for Good Reason by the NEO. None of the NEOs currently hold any unvested Options. The estimated value of RSUs subject to performance metrics is calculated assuming 100% payout in accordance with the Plan of Arrangement. The table below reflects the unvested RSUs (at 100% payout) held by our NEOs as of October 19, 2026, the Assumed Effective Time solely for purposes of the disclosure in this section:

RSUs
Frederick H. Earnest	589,332
Douglas L. Tobler	305,333
Pamela A. Solly	145,666

(3)
Perquisites/benefits.   The amount represents the cost of continued benefits coverage and perquisites for the period of 24 months for Messrs. Earnest and Tobler, and for 18 months for Ms. Solly. All benefits and perquisites continuation for Messrs. Earnest and Tobler is “double trigger,” and will be payable upon any termination within twelve (12) months following a Change in Control, and for Ms. Solly is “double trigger,” and will be payable upon a termination with Just Cause within six months of the Change in Control or a resignation for Good Reason or following a Material Adverse Change (each as defined in her Executive Employment Agreement). The specific value of each item of benefits continuation is as follows:

	Health and Welfare Coverage	401(k) Match	Employer Payroll Taxes
Frederick H. Earnest	114,300	Nil.	33,608
Douglas L. Tobler	104,615	Nil.	31,288
Pamela A. Solly	85,165	Nil.	21,509
Collateral Benefits under MI 61-101
As at October 19, 2026, Mr. Earnest beneficially owned or exercised control or direction over 2,457,008 Vista Shares, representing approximately 1.68% of the outstanding Vista Shares, and therefore beneficially owns or controls more than 1% of the outstanding Vista Shares. Because Mr. Earnest exceeds the 1% threshold in MI 61-101, the change of control benefits to which he is entitled under his Executive Employment Agreement and the treatment of his unvested Vista RSUs under the Plan of Arrangement described above constitute “collateral benefits” to a “related party” of Vista Gold for the purposes of MI 61-101. Accordingly, the Arrangement is a “business combination” for the purposes of MI 61-101 and the Arrangement Resolution requires “minority approval”, being the approval of a simple majority of the votes cast by Shareholders present in person or represented by proxy at the Meeting, excluding the votes attached to the Vista Shares beneficially owned or controlled by Mr. Earnest. See “— Securities Law Matters — Canada”.
Special Committee Compensation
Each member of the Special Committee, being John M. Clark, Deborah J. Friedman, Patrick F. Keenan, Tracy A. Stevenson and Michael Sylvestre, was paid meeting fees for serving as members of the Special Committee. A total of ten (10) meetings of the Special Committee have been held as at the date hereof. Each member of the Special Committee attended all meetings and has been or will be paid an aggregate of $15,000, being $1,500 per meeting.
Insurance and Indemnification
Pursuant to the Arrangement Agreement, prior to the Effective Time, Vista Gold may purchase prepaid non-cancellable run-off directors’ and officers’ liability insurance, at a cost not exceeding 350% of the current annual aggregate premium for the directors’ and officers’ liability policies currently maintained by Vista Gold and its subsidiaries, providing coverage for a period of six years from the Effective Date with respect to claims arising from or related to facts or events which occurred on or prior to the Effective Date.
The Arrangement Agreement provides that all rights to indemnification existing in favour of the present and former directors and officers of Vista Gold and its subsidiaries, as provided by Vista Gold’s constating documents and the contracts or agreements to which Vista Gold is a party and in effect as of the date of the Arrangement Agreement, will survive the completion of the Arrangement and continue in full force and effect without modification, and Artemis Gold has agreed to cause Vista Gold and any successor to Vista Gold to continue to honour such rights of indemnification and to indemnify such persons pursuant thereto, with respect to actions or omissions occurring prior to the Effective Time, for six years following the Effective Date.
The applicable provisions of the Arrangement Agreement are intended for the benefit of, and will be enforceable by, each insured or indemnified person, his or her heirs and his or her legal representatives and, for such purpose, Vista Gold has confirmed that it is acting as agent and trustee on their behalf. The applicable provisions of the Arrangement Agreement will survive the termination of the Arrangement Agreement as a result of the occurrence of the Effective Date for a period of six years. See “The Arrangement Agreement — Covenants — Insurance and Indemnification”.
Expenses of the Arrangement
The estimated costs to be incurred by Vista Gold with respect to the Arrangement and related matters including, without limitation, proxy solicitation, accounting and taxation, financial advisory, technical advisory and legal fees, the costs of preparation, printing and mailing of this Circular and other related documents and agreements, and stock exchange filing fees are expected to aggregate approximately [            ].
Pursuant to the Arrangement Agreement, all out-of-pocket third party transaction expenses incurred in connection with the Arrangement are to be paid by the Party incurring such expenses, whether or not the Arrangement is consummated, except that Artemis Gold is responsible for all filing fees and applicable Taxes in respect of any filing made with a Governmental Authority in order to obtain the Required Regulatory Approvals (other than in respect of the TSX and the NT Ministerial Consent) and for all reasonable costs and expenses associated with any Pre-Acquisition Reorganization carried out at its request. See “— The Arrangement Agreement — Termination — Expense Reimbursement” for a description of the Expense Reimbursement Fee payable in certain circumstances.
Securities Law Matters
Canada
The Artemis Shares to be issued under the Arrangement to Shareholders will be issued in reliance on exemptions from prospectus and registration requirements of applicable Canadian Securities Laws and, following completion of the Arrangement, the Artemis Shares will generally be “freely tradeable” (other than as a result of any “control block” restrictions which may arise by virtue of the ownership thereof) under applicable Canadian Securities Laws, provided that the conditions set out in subsection 2.6(3) of National Instrument 45-102 — Resale of Securities are satisfied. Each Shareholder is urged to consult such Shareholder’s professional advisors to determine the Canadian conditions and restrictions applicable to trades in the Artemis Shares issued pursuant to the Arrangement.
The securities regulatory authorities in Ontario, Québec, Alberta, Manitoba and New Brunswick have adopted MI 61-101, which governs certain transactions that raise the potential for conflicts of interest, specifically issuer bids, insider bids, related party transactions and business combinations. Vista Gold is subject to the provisions of MI 61-101. MI 61-101 is intended to ensure that all securityholders are treated in a manner that is fair and that is perceived to be fair with respect to these transactions.
As previously described in this Circular, all of the issued and outstanding Vista Shares will be exchanged for Artemis Shares under the terms of the Plan of Arrangement. Unless certain exceptions apply, the Arrangement would be considered a “business combination” in respect of Vista Gold pursuant to MI 61-101 since the interest of a holder of a Vista Share may be terminated without the holder’s consent. Accordingly, unless no related party of Vista Gold is entitled to receive a “collateral benefit” in connection with the Arrangement, the transaction would be considered a “business combination” and subject to minority approval requirements at the Meeting (each as defined in MI 61-101).
If “minority approval” is required, MI 61-101 would require that, in addition to the approval of the Arrangement Resolution by at least 66 2∕3% of the votes cast by the Shareholders present in person or represented by proxy, the Arrangement Resolution would also require the approval of a simple majority of the votes cast by Shareholders present in person or represented by proxy and entitled to vote, excluding votes cast in respect of Vista Shares held by “related parties” who receive a “collateral benefit” (as such terms are defined in MI 61-101) as a consequence of the transaction.
MI 61-101 excludes from the meaning of “collateral benefit” certain benefits to a related party that is received solely in connection with the related party’s service as an employee, director or consultant of the issuer, of an affiliated entity of the issuer or of a successor to the business of the issuer where: (a) the benefit is not conferred for the purpose, in whole or in part, of increasing the value of the consideration paid to the related party for securities relinquished under the transactions; (b) the benefit is not, by its terms, conditional on the related party supporting the transaction in any manner; (c) full particulars of the benefit are disclosed in the disclosure document for the transaction; and (d) either (i) the related party and his or her associated entities beneficially owns, or exercises control or direction over, less than 1% of each class of the outstanding securities of the issuer, or (ii) the related party discloses to an independent committee of the issuer the amount of the consideration that he or she expects to be beneficially entitled to receive, under the terms of the transaction, in exchange for the equity securities he or she beneficially owns and the independent committee acting in good faith determines that the value of the benefit, net of any offsetting costs to the related party, is less than 5% of the value of the consideration the related party will receive pursuant to the terms of the transaction for the equity securities it beneficially owns, and the independent committee’s determination is disclosed in the disclosure document for the transaction.
In connection with the Arrangement, Vista Gold’s outstanding incentive awards will be treated as set forth under “— Effect of the Arrangement — Treatment of Vista RSUs and Vista DSUs” in this Circular and certain officers of Vista Gold are entitled to certain rights upon and/or following a change of control as set forth under “— Interests of Certain Persons or Companies in the Arrangement” in this Circular and Vista Gold has considered whether any of these matters may constitute a “collateral benefit” for purposes of MI 61-101 such that the Arrangement would therefore constitute a “business combination” under MI 61-101.
Each of Vista Gold’s directors and executive officers (collectively, the “Vista D&Os”) is a ‘related party’ of Vista Gold by virtue of their role as a director or senior officer of Vista Gold or its Affiliates. Following disclosure by management of Vista Gold to the Special Committee of the number of Vista Shares, Vista Options, Vista RSUs and Vista DSUs held by the Vista D&Os and the total consideration that they are expected to receive pursuant to the Arrangement, the Special Committee has determined that, other than Frederick Earnest, Chief Executive Officer and director of Vista Gold, and his respective associated entities, each beneficially own, or exercise control or direction over, less than 1% of the outstanding Vista Shares. Accordingly, such directors and officers will not be considered to have received a “collateral benefit” under MI 61-101.
In the case of Frederick Earnest, Chief Executive Officer and director of Vista Gold, the Special Committee has determined that Frederick Earnest beneficially owns or exercises control or direction over more than 1% of the Vista Shares (calculated in accordance with the provisions of MI 61-101). Upon the completion of the Arrangement: (a) Mr. Earnest will receive a change of control severance payment totaling approximately $1,070,908; and (b) the 589,332 Vista RSUs held by Mr. Earnest will be treated as described under “— Effect of the Arrangement — Treatment of Vista RSUs and Vista DSUs”, representing in the aggregate, a value that is greater than 5% of the value of the consideration Mr. Earnest will receive in connection with the Arrangement. Accordingly, the Special Committee has determined that the change of control severance payment and other benefits Mr. Earnest will receive as a result of the completion of the Arrangement constitutes a collateral benefit under MI 61-101, and the Vista Shares beneficially owned, or over which control or direction is exercised, directly or indirectly, by Mr. Earnest must be excluded for purposes of determining whether minority approval of the Arrangement Resolution has been obtained. As of the Record Date, Mr. Earnest holds, or exercises control or direction over, directly or indirectly 2,457,008 Vista

Shares and 669,332 Vista RSUs. As a result, a total of 2,457,008 Vista Shares will be excluded from the “minority approval” votes conducted pursuant to MI 61-101.
To the knowledge of the directors and senior officers of Vista Gold, after reasonable enquiry, there have been no prior valuations (as defined in MI 61-101) prepared in respect of Vista Gold within the 24 months preceding the date of this Circular.
No formal valuation under MI 61-101 must be obtained by Vista Gold with respect to the Arrangement as no interested party (as defined in MI 61-101) would, as a consequence of the Arrangement, directly or indirectly acquire Vista Gold or the business of Vista Gold, or combine with Vista Gold, through an amalgamation, arrangement or otherwise, whether alone or with joint actors.
Judicial Developments
The Plan of Arrangement will be implemented pursuant to Division 5 of Part 9 of the BCBCA, which permits a company to propose an arrangement with its shareholders and provides that the arrangement is not effective unless approved by the Court. Pursuant to these provisions of the BCBCA, an application will be made by Vista Gold for approval of the Arrangement. See “— Court Approvals — Final Order” above. Although there have been a number of judicial decisions considering these provisions of the BCBCA and applications to various arrangements, there have not been, to the knowledge of Vista Gold, any recent significant decisions which would apply in this instance. Shareholders should consult their legal advisors with respect to the legal rights available to them in relation to the Arrangement.
United States
Each of the (i) Consideration Shares to be issued pursuant to the Arrangement to Shareholders in exchange for their Vista Shares and (ii) Replacement RSUs to be issued pursuant to the Arrangement in exchange for unvested Vista RSUs have not been and will not be registered under the U.S. Securities Act or any other U.S. Securities Laws, and are being issued in reliance upon the exemption from registration under the U.S. Securities Act provided by Section 3(a)(10) thereof. Section 3(a)(10) of the U.S. Securities Act exempts the issuance of any securities issued in exchange for one or more bona fide outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by a court of competent jurisdiction, that is expressly authorized by Law to grant such approval, after a hearing upon the substantive and procedural fairness of the terms and conditions of such issuance and exchange at which all persons to whom it is proposed to issue the securities have the right to appear and receive timely notice thereof. The Court is authorized to conduct a hearing at which the substantive and procedural fairness of the terms and conditions of the Arrangement and such issuance of Consideration Shares and Replacement RSUs will be considered. The Court has been advised that if the terms and conditions of the Arrangement and such issuance of Consideration Shares and Replacement RSUs are approved by the Court, Vista Gold and Artemis Gold intend to rely upon the Final Order of the Court approving the Arrangement and such issuance of Consideration Shares and Replacement RSUs as a basis for the exemption from registration under the U.S. Securities Act of the Consideration Shares and Replacement RSUs to be issued pursuant to the Arrangement. Therefore, subject to the additional requirements of Section 3(a)(10), should the Court make a Final Order approving the Arrangement and such issuance of Consideration Shares and Replacement RSUs, such Consideration Shares and Replacement RSUs issued pursuant to the Arrangement will be exempt from registration under the U.S. Securities Act. The Court granted the Interim Order on [            ], 2026, and, subject to the approval of the Arrangement by Shareholders and satisfaction of certain other conditions, a hearing in respect of the Final Order is expected to be held on [            ], 2026 by the Court. See “Court Approvals.”
The below discussion is only a general overview of certain requirements of United States federal securities laws applicable to the resale of Consideration Shares received upon completion of the Arrangement. All holders of such securities are urged to consult with counsel to ensure that the resale of their securities complies with applicable securities legislation.
Affiliates — Rule 144
In general, under Rule 144, affiliates will be entitled to sell, during any three-month period, the Consideration Shares that they receive in connection with the Arrangement, provided that the number of such securities sold does not exceed the greater of one percent of the then-outstanding securities of such class or, if such securities are listed on a United States national securities exchange and/or reported through the automated quotation system of a U.S. registered securities association, the average weekly reported trading volume of such securities on such exchanges and/or through such system during the four calendar week period preceding the filing of the required notice on Form 144 (or, if no such notice is required, the date of receipt of the order to execute the transaction by the broker or the date of execution of the transaction directly with a market maker), subject to specified restrictions on manner of sale, filing requirements, aggregation rules and the availability of current public information about Artemis Gold. Because the Artemis Shares are not currently listed on a United States national securities exchange, trading volume on the TSXV will not be taken into account for this purpose. Persons who are affiliates of Artemis Gold after the Effective Date (or were affiliates of Artemis Gold within the 90 days prior thereto) will continue to be subject to the resale restrictions described in this paragraph for so long as they continue to be affiliates of Artemis Gold and for 90 days thereafter.
Affiliates — Regulation S
In general, under Rule 904 of Regulation S under the U.S. Securities Act, persons who are affiliates of Artemis Gold following the Effective Date (or were affiliates of Artemis Gold within the 90 days prior to the Effective Date) solely by virtue of their status as an officer or director of Artemis Gold may sell their Consideration Shares outside the United States in an “offshore transaction” (within the meaning of Regulation S) if neither the seller, an affiliate nor any person acting on its behalf engages in “directed selling efforts” in the United States and provided that no selling commission, fee or other remuneration is paid in connection with such sale other than the usual and customary broker’s commission that would be received by a person executing such transaction as agent. For purposes of Regulation S, “directed selling efforts” means “any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the securities being offered”. Also, under Regulation S, subject to certain exceptions contained in Regulation S, an “offshore transaction” is a transaction in which the offer of the applicable securities is not made to a person in the United States, and either (a) at the time the buy order is originated, the buyer is outside the United States or the seller reasonably believes that the buyer is outside of the United States, or (b) the transaction, which has not been pre-arranged with a buyer in the United States, is executed in, on or through the facilities of a designated offshore securities market (which would include a sale on the TSXV). A holder of Consideration Shares who is an affiliate of Artemis Gold upon completion of the Arrangement (or was an affiliate of Artemis Gold within the 90 days prior to such time) other than by virtue of his or her status as an officer or director of Artemis Gold may not rely on Rule 904 of Regulation S and will be subject to certain additional restrictions, set forth in Rule 903 of Regulation S, applicable to sales outside the United States.
Experts
Certain Canadian legal matters relating to the Arrangement are to be passed upon by Stikeman Elliott, certain United States legal matters relating to the Arrangement are to be passed on by Davis Graham & Stubbs LLP and certain Australian legal matters relating to the Arrangement are to be passed upon by Minter Ellison. As at October 19, 2026, the partners and associates of Stikeman Elliott, Davis Graham & Stubbs and Minter Ellison beneficially owned, directly or indirectly, less than 1% of the outstanding Vista Shares.
The Vista Annual Financial Statements incorporated by reference in this Circular have been audited by Davidson & Company, as stated in their report which is also incorporated herein by reference. Davidson & Company is independent with respect to Vista Gold in accordance with U.S. federal securities laws and the applicable rules and regulations of the SEC and the Public Company Accounting Oversight Board (United States).
The Artemis Annual Financial Statements attached as Schedule I to Appendix I to this Circular have been audited by PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP has advised that they are independent with respect to Artemis Gold within the meaning of the relevant rules and related interpretations prescribed by the relevant professional bodies in Canada, including the Chartered Professional Accountants of British Columbia Code of Professional Conduct and any applicable legislation or regulations.

CIBC is named as having prepared or certified a report, statement or opinion in this Circular, specifically the written opinion of CIBC, dated September 19, 2026, a copy of which is attached as Appendix F to this Circular. See “The Arrangement — Opinions of Financial Advisors — Opinion of CIBC”. Except for the fees to be paid to CIBC which are more fully described in the above-referenced section of this Circular, to the knowledge of Vista Gold, none of CIBC, its directors, officers, employees or partners, as applicable, or their respective associates or affiliates, beneficially owns, directly or indirectly, 1% or more of the outstanding securities of Vista Gold or any associate or affiliate of Vista Gold, has received or will receive any direct or indirect interests in the property of Vista Gold or any of its associates or affiliates, or is expected to be elected, appointed or employed as a director, officer or employee of Vista Gold or any associate or affiliate thereof.
ATB Cormark is named as having prepared or certified a report, statement or opinion in this Circular, specifically the ATB Cormark Opinion. See “The Arrangement — Opinions of Financial Advisors — Opinion of ATB Cormark”. Except for the fees to be paid to ATB Cormark for the ATB Cormark Opinion (no portion of which is contingent on the conclusion reached in the ATB Cormark Opinion or upon completion of the Arrangement), to the knowledge of Vista Gold, each of ATB Cormark’s financial advisors, directors, officers, employees and partners, as applicable, or their respective associates or affiliates, beneficially owns, directly or indirectly, less than 1% of the outstanding securities of Vista Gold or any of its associates or affiliates, has not received or will not receive any direct or indirect interests in the property of Vista Gold or any of its associates or affiliates, and is not expected to be elected, appointed or employed as a director, officer or employee of Vista Gold or any associate or affiliate thereof.
Certain Canadian Federal Income Tax Considerations
The following is, as of the date hereof, a summary of the principal Canadian federal income tax considerations under the Tax Act relating to the Arrangement generally applicable to beneficial owners of Vista Shares who, for the purposes of the Tax Act and at all relevant times, (i) deal at arm’s length with Vista Gold and Artemis Gold, (ii) are not affiliated with Vista Gold or Artemis Gold, and (iii) hold all Vista Shares, and will hold any Artemis Shares received on the Arrangement, as capital property (a “Holder”). A Holder’s Vista Shares and Artemis Shares will generally be considered to be capital property of the Holder, unless the Holder uses or holds, or is deemed to use or hold, the shares in the course of carrying on a business or acquired the shares in one or more transactions considered to be an adventure in the nature of trade.
This summary is not applicable to a holder of Vista RSUs or Vista DSUs. Holders of Vista RSUs and Vista DSUs should consult their own tax advisors.
This summary is not applicable to a Holder (i) that is a “financial institution” as defined in the Tax Act for purposes of the “mark-to-market property” rules; (ii) that is a “specified financial institution” as defined in the Tax Act; (iii) an interest in which is a “tax shelter investment” as defined in the Tax Act; (iv) to whom the “functional currency” reporting rules in the Tax Act apply; (v) that is exempt from tax under the Tax Act; (vi) that has or will enter into a “derivative forward agreement”, “dividend rental agreement”, or “synthetic disposition arrangement” (as defined in the Tax Act) with respect to the Vista Shares or the Artemis Shares; or (vii) that is a “foreign affiliate”, as defined in the Tax Act, of a taxpayer resident in Canada. In addition, this summary is not applicable to Holders who acquired their Vista Shares on the exercise of an employee stock option or other employee compensation arrangement. This summary also does not address the possible application of the “foreign affiliate dumping” rules in Section 212.3 of the Tax Act to a Holder that is a corporation resident in Canada and that is or becomes, or does not deal at arm’s length for purposes of the Tax Act with a corporation resident in Canada that is or becomes, as part of a transaction or event or series of transactions or events that includes the acquisition of Artemis Shares, controlled by a non-resident person, or a group of non-resident persons, not dealing with each other at arm’s length, in each case for the purposes of Section 212.3 of the Tax Act. Such Holders should consult their own tax advisors.
This summary is based on the provisions of the Tax Act in force as of the date hereof and counsels’ understanding of the current published administrative policies and assessing practices of the Canada Revenue Agency (the “CRA”) published in writing prior to the date hereof. This summary also considers all specific proposals to amend the Tax Act which have been publicly and officially announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Proposed Amendments”) and assumes all such Proposed Amendments will be enacted in their present form, although no assurances can be given in this regard. Except for the Proposed Amendments, this summary does not take into account or anticipate any changes in Law, whether by judicial, governmental or legislative action or decision, or changes in the administrative policies and assessing practices of the CRA, nor does it take into account provincial, territorial or foreign income tax legislation or considerations, which may differ significantly from the Canadian federal income tax considerations discussed herein.
This summary is of a general nature only and is not exhaustive of all possible relevant Canadian federal income tax considerations. This summary is not, and should not be construed as, legal or tax advice to any particular Holder and no representation with respect to the tax consequences to any particular Holder is made. Accordingly, Holders should consult their own tax advisors with respect to the Canadian federal income tax consequences of the Arrangement in their particular circumstances.
Currency Conversion
Generally, for purposes of the Tax Act, all amounts relating to the acquisition, holding or disposition of the Vista Shares or Artemis Shares (including dividends, adjusted cost base and proceeds of disposition) must be expressed in Canadian dollars. For purposes of the Tax Act, amounts denominated in a foreign currency generally must be converted to Canadian dollars using the appropriate exchange rate determined in accordance with the detailed rules contained in the Tax Act in that regard.
Holders Resident in Canada
This portion of the summary is generally applicable to a Holder who, at all relevant times, is or is deemed to be resident in Canada for the purposes of the Tax Act (a “Resident Holder”). A Resident Holder whose Vista Shares or Artemis Shares might not otherwise qualify as capital property may, in certain circumstances, be entitled to make an irrevocable election under subsection 39(4) of the Tax Act to have such shares and every other “Canadian security” (as defined in the Tax Act) owned by such Resident Holder in the taxation year of the election, and in all subsequent taxation years, deemed to be capital property. Such Resident Holders should consult their own tax advisors regarding whether an election under subsection 39(4) of the Tax Act is available and advisable in their particular circumstances.
Exchange of Vista Shares for Artemis Shares
Generally, a Resident Holder that exchanges their Vista Shares for Artemis Shares pursuant to the Arrangement will be deemed pursuant to subsection 85.1(1) of the Tax Act to have disposed of the Vista Shares for proceeds of disposition equal to the Resident Holder’s adjusted cost base of the Vista Shares determined immediately before the exchange and will be deemed to acquire the Artemis Shares at a cost equal to such adjusted cost base, resulting in the deferral of any accrued capital gain on the Vista Shares.
The foregoing will not apply where (a) the Resident Holder has, in the Resident Holder’s income tax return for the year in which the exchange occurs, included in computing income any portion of the capital gain (or capital loss) arising on the exchange otherwise determined, or (b) immediately after the exchange, such Resident Holder, persons with whom such Resident Holder does not deal at arm’s length for purposes of the Tax Act, or such Resident Holder together with such persons, either controls Artemis Gold or beneficially owns shares of the capital stock of Artemis Gold having a fair market value of more than 50% of the fair market value of all outstanding shares of the capital stock of Artemis Gold, all within the meaning of the Tax Act.
If a Resident Holder includes in income for the year the exchange occurs any portion of the capital gain (or capital loss) otherwise arising on the exchange of any Vista Shares, such capital gain (or capital loss) will be equal to the amount by which the fair market value of the Artemis Shares received on the exchange of such Vista Shares (determined at the time of the exchange) exceeds (or is less than) the aggregate of the adjusted cost base to the Resident Holder of such Vista Shares, determined immediately before the exchange, and any reasonable costs of disposition. The taxation of capital gains and capital losses is described below under the heading “Certain Canadian Federal Income Tax Considerations — Holders Resident in Canada — Taxation of Capital Gains and Capital Losses.”
If a Resident Holder owns any other Artemis Shares as capital property at the time of the exchange of Vista Shares for Artemis Shares, the adjusted cost base of all Artemis Shares owned by the Resident Holder as capital property immediately after the exchange will be determined by averaging the cost of the Artemis Shares acquired on the exchange with the adjusted cost base of such other Artemis Shares owned by the Resident Holder at the time of the exchange.
Receipt of Dividends on Artemis Shares
In the case of a Resident Holder who is an individual, the Resident Holder’s share of any dividends received or deemed to be received on the Resident Holder’s Artemis Shares will be included in such Resident Holder’s income and will be subject to the gross-up and dividend tax credit rules normally applicable to taxable dividends received from taxable Canadian corporations, including the enhanced gross-up and dividend tax credit applicable to designated eligible dividends. There may be limitations on the ability of Artemis Gold to designate dividends as “eligible dividends.” Dividends received or deemed to be received by an individual (other than certain trusts) may give rise to a liability for alternative minimum tax under the Tax Act.
A Resident Holder that is a corporation will be required to include the Resident Holder’s share of dividends received or deemed to be received in income but will generally be entitled to deduct such amount in computing taxable income. In certain circumstances, subsection 55(2) of the Tax Act will treat a taxable dividend received or deemed to be received by a Resident Holder that is a corporation as proceeds of disposition or a capital gain. Resident Holders that are corporations should consult their own tax advisors having regard to their own circumstances. A Resident Holder that is a “private corporation” or “subject corporation”, each as defined in the Tax Act, may be subject to tax under Part IV of the Tax Act (refundable in certain circumstances) on dividends received or deemed to be received on its Artemis Shares, to the extent such dividends are deductible in computing the Resident Holder’s taxable income for the taxation year. Resident Holders that are corporations should consult their own tax advisors having regard to their own circumstances.
Dispositions of Artemis Shares
A Resident Holder that disposes of, or is deemed to dispose of, an Artemis Share acquired under the Arrangement (other than in a tax-deferred transaction or a disposition to Artemis Gold, unless such disposition occurs as a result of a purchase by Artemis Gold in the open market in the manner in which shares are normally purchased by any member of the public in the open market) will realize a capital gain (or a capital loss) equal to the amount by which the proceeds of disposition of such Artemis Share exceeds (or is exceeded by) the aggregate of the Resident Holder’s adjusted cost base of such Artemis Share immediately prior to the disposition and any reasonable costs of disposition.
Taxation of Capital Gains and Capital Losses
A Resident Holder generally will be required to include in computing its income for a taxation year one-half of the amount of any capital gain (a “taxable capital gain”) realized in such year. Subject to and in accordance with the detailed provisions of the Tax Act, a Resident Holder will be required to deduct one-half of the amount of any capital loss (an “allowable capital loss”) against taxable capital gains realized in a taxation year. Allowable capital losses in excess of taxable capital gains realized in a particular taxation year generally may be carried back and deducted in any of the three preceding taxation years or carried forward and deducted in any subsequent taxation year against net taxable capital gains realized in such years, to the extent and under the circumstances specified in the Tax Act.
In general, a capital loss otherwise arising upon the disposition or deemed disposition of a share by a Resident Holder that is a corporation may be reduced by the amount of dividends previously received or deemed to have been received by it on such share (or a share substituted for such share), to the extent and under the circumstances described in the Tax Act. Similar rules may apply where shares are owned by a partnership or trust of which a corporation, trust or partnership is a member or beneficiary. Resident Holders to whom these rules may be relevant should consult their own tax advisors.
A Resident Holder that is, throughout the relevant taxation year, a “Canadian-controlled private corporation” (as defined in the Tax Act) or, at any time in the relevant taxation year, a “substantive CCPC” (as defined in the Tax Act), may be liable to pay an additional tax (refundable in certain circumstances) on its

“aggregate investment income” (as defined in the Tax Act) for the year, which is defined to include an amount in respect of taxable capital gains.
Capital gains realized by an individual or trust (other than certain specified trusts) may give rise to a liability for alternative minimum tax under the Tax Act.
Eligibility for Investment
Provided that the Artemis Shares are listed on a designated stock exchange (which currently includes the TSXV), the Artemis Shares will be “qualified investments” under the Tax Act for a trust governed by a registered retirement savings plan, registered retirement income fund, registered disability savings plan, registered education savings plan, tax-free savings account, first home savings account (collectively, “Registered Plans”), or a deferred profit sharing plan (each as defined in the Tax Act).
Notwithstanding the foregoing, the holder of, subscriber of, or annuitant under, a Registered Plan (the “Controlling Individual”) will be subject to a penalty tax in respect of Artemis Shares held in a Registered Plan if such securities are a “prohibited investment” under the Tax Act for the particular Registered Plan. An Artemis Share will generally be a “prohibited investment” for a Registered Plan if the Controlling Individual (i) does not deal at arm’s length with Artemis Gold for the purposes of the Tax Act or (ii) has a “significant interest” (as defined in subsection 207.01(4) of the Tax Act) in Artemis Gold. In addition, Artemis Shares will not be a prohibited investment for a Registered Plan if the Artemis Shares are “excluded property” as defined in the Tax Act for the purposes of the prohibited investment rules for the Registered Plan. Controlling Individuals should consult their own tax advisors as to whether the Artemis Shares will be a prohibited investment in their particular circumstances.
Dissenting Holders Resident in Canada
A Resident Holder that validly exercises Dissent Rights under the Arrangement (a “Dissenting Resident Holder”) will be entitled, if the Arrangement becomes effective, to receive from Vista Gold the fair value of the Vista Shares held by such Dissenting Resident Holder.
A Dissenting Resident Holder will be deemed to receive a dividend equal to the amount, if any, by which the fair value of its Vista Shares exceeds the paid-up capital (as determined for purposes of the Tax Act) of such Vista Shares, computed immediately before their transfer to Vista Gold pursuant to the Arrangement. The tax treatment accorded to any deemed dividend from Vista Gold generally should be the same as for dividends on Artemis Shares discussed above under the heading “Certain Canadian Federal Income Tax Considerations — Holders Resident in Canada — Receipt of Dividends on Artemis Shares.”
A Dissenting Resident Holder will also be considered to have disposed of such shares for proceeds of disposition equal to the amount received by the Dissenting Resident Holder, less the amount of any interest awarded by a court (if applicable) and the amount of any dividend the Dissenting Resident Holder is deemed to receive (as described above). A Dissenting Resident Holder will realize a capital gain (or capital loss) to the extent that the proceeds of disposition exceed (or are exceeded by) the Dissenting Resident Holder’s adjusted cost base of its Vista Shares determined immediately before the disposition and any reasonable costs of disposition. A capital gain or capital loss realized by a Dissenting Resident Holder will be treated in the same manner as described above under the heading “Certain Canadian Federal Income Tax Considerations — Holders Resident in Canada — Taxation of Capital Gains and Capital Losses.”
A Dissenting Resident Holder will be required to include in computing its income any interest awarded by a court in connection with the fair value of the Dissenting Resident Holder’s Vista Shares. A Dissenting Resident Holder that is, throughout the relevant taxation year, a “Canadian-controlled private corporation” (as defined in the Tax Act) or, at any time in the relevant taxation year, a “substantive CCPC” (as defined in the Tax Act), may be liable to pay an additional tax (refundable in certain circumstances) on its “aggregate investment income” (as defined in the Tax Act) for the year, which includes amounts in respect of interest.
Resident Holders considering exercising Dissent Rights should consult their own tax advisors on the consequences of exercising such rights having regard to their own particular circumstances, as the exercise of Dissent Rights could have adverse tax implications to such Resident Holder.

Shareholders Not Resident in Canada
This portion of the summary applies to a Holder who, for the purposes of the Tax Act and at all relevant times, is not resident or deemed to be resident in Canada and does not use or hold, and is not deemed to use or hold, Vista Shares or Artemis Shares in connection with carrying on a business in Canada (a “Non-Resident Holder”). Special rules not discussed in this summary may apply to a non-resident insurer carrying on an insurance business in Canada and elsewhere or an “authorized foreign bank” (as defined in the Tax Act). Such Non-Resident Holders should consult their own tax advisors.
Exchange of Vista Shares for Artemis Shares
On the Arrangement, a Non-Resident Holder (other than a Dissenting Non-Resident Holder) will be deemed to have disposed of its Vista Shares in exchange for Artemis Shares and will generally be subject to the same Canadian income tax consequences as a Resident Holder, as described above under the heading “Certain Canadian Federal Income Tax Considerations — Holders Resident in Canada — Exchange of Vista Shares for Artemis Shares,” provided that a Non-Resident Holder will not be subject to tax on any gain or loss realized on the disposition of Vista Shares unless such shares are “taxable Canadian property” (within the meaning of the Tax Act) of the Non-Resident Holder at the time of disposition and the Non-Resident Holder is not entitled to relief under an applicable income tax treaty or convention. See the discussion of “taxable Canadian property” under the heading “Certain Canadian Federal Income Tax Considerations — Shareholders Not Resident in Canada — Dispositions of Artemis Shares.”
Where a Non-Resident Holder’s Vista Shares are “taxable Canadian property” (within the meaning of the Tax Act), any Artemis Shares received under the Arrangement will be deemed to be “taxable Canadian property.” A Non-Resident Holder whose Vista Shares are “taxable Canadian property” should consult their own tax advisor with respect to any tax filing obligations arising from the Arrangement.
Receipt of Dividends on Artemis Shares
Where a Non-Resident Holder is paid or credited, or is deemed to be paid or credited, a dividend on its Artemis Shares, the amount thereof will be subject to Canadian non-resident withholding tax at the rate of 25% of the gross amount of the dividend or such lower rate as may apply under the provisions of an applicable income tax convention or treaty. In the case of a beneficial owner of dividends who is a resident of the United States for purposes of the Canada-U.S. Tax Treaty and is entitled to the full benefits of that treaty, the rate of withholding will generally be reduced to 15% of the gross amount of the dividend. The Multilateral Convention to Implement Tax Treaty Related Measures to Prevent Base Erosion and Profit Shifting (the “MLI”), of which Canada is a signatory, affects many of Canada’s bilateral treaties (but not the Canada-U.S. Tax Treaty), including the ability to claim benefits thereunder. Non-Resident Holders should seek the advice of a tax professional with regards to their personal circumstances.
Dispositions of Artemis Shares
A Non-Resident Holder that disposes of its Artemis Shares will not be liable for Canadian income tax in respect of any gain resulting from the disposition, or be entitled to deduct any capital loss in respect of such disposition, except where the Artemis Shares are “taxable Canadian property” to such Non-Resident Holder and the Non-Resident Holder cannot benefit from an exemption in a tax convention.
Generally, Artemis Shares will not constitute taxable Canadian property of a Non-Resident Holder at a particular time provided that such shares are listed on a designated stock exchange for purposes of the Tax Act (which currently includes the TSXV), unless: (a) at any time during the 60-month period ending at the time of disposition of the Artemis Shares by such Non-Resident Holder: (i) the Non-Resident Holder, persons not dealing at arm’s length with such Non-Resident Holder, partnerships in which the taxpayer or persons with whom the taxpayer did not deal at arm’s length hold a membership interest directly or indirectly through one or more partnerships, or any combination of the foregoing, owned 25% or more of the issued shares of any class or series of the capital stock of Artemis Gold; and (ii) more than 50% of the value of the Artemis Shares was derived, directly or indirectly, from one or any combination of real or immovable property situated in Canada, “Canadian resource property” (as defined in the Tax Act), “timber resource property” (as defined in the Tax Act), or an option in respect of or an interest in, or for civil Law a right in, such properties (whether or not such properties exist); or (b) the Non-Resident Holder’s Artemis Shares are otherwise deemed to be “taxable Canadian property” under the Tax Act. Pursuant to Proposed Amendments released by the Department of Finance (Canada) on July 23, 2026 (the “TCP Amendments”), shares that are listed on a designated stock exchange would be deemed to include an option in respect of, an interest in, or for civil Law a right in, such shares, whether or not such shares exist, such that any such options, interests or rights held by a Non-Resident Holder would be included in determining whether such Non-Resident Holder exceeds the 25% threshold described in (a)(i) above. The TCP Amendments are proposed to come into force on royal assent.
Even if Artemis Shares are considered to be taxable Canadian property of a Non-Resident Holder at the time of the disposition, a taxable capital gain (or an allowable capital loss) resulting from the disposition of such Artemis Shares will not be included (or deducted) in computing the Non-Resident Holder’s income for purposes of the Tax Act if the Artemis Shares constitute “treaty-protected property” (as defined in the Tax Act), subject to the application of the MLI. Artemis Shares owned by a Non-Resident Holder will generally be treaty-protected property if the gain from the disposition of such Artemis Shares would, because of an applicable income tax treaty or convention to which Canada is a signatory, be exempt from tax under Part I of the Tax Act.
In cases where a Non-Resident Holder disposes (or is deemed to dispose) of an Artemis Share that is taxable Canadian property to that Non-Resident Holder but not treaty-protected property, the consequences described above under “Certain Canadian Federal Income Tax Considerations — Holders Resident in Canada — Dispositions of Artemis Shares” and “Certain Canadian Federal Income Tax Considerations — Holders Resident in Canada — Taxation of Capital Gains and Capital Losses” will generally apply to such disposition. Such Non-Resident Holders should consult their own tax advisors.
Dissenting Non-Resident Holders
A Non-Resident Holder who validly exercises Dissent Rights in respect of the Arrangement (a “Dissenting Non-Resident Holder”) will be entitled to receive a payment from Vista Gold equal to the fair value of such Dissenting Non-Resident Holder’s Vista Shares.
A Dissenting Non-Resident Holder will be deemed to receive a dividend equal to the amount by which such fair value exceeds the paid-up capital of the Dissenting Non-Resident Holder’s Vista Shares. Any deemed dividend received by a Dissenting Non-Resident Holder will be subject to Canadian withholding tax as generally described above under “Certain Canadian Federal Income Tax Considerations — Shareholders Not Resident in Canada — Receipt of Dividends on Artemis Shares.”
A Dissenting Non-Resident Holder will be considered to have disposed of its Vista Shares for proceeds of disposition equal to the amount received by the Dissenting Non-Resident Holder, less the amount of any interest awarded by a court (if applicable) and the amount of any dividend the Dissenting Non-Resident Holder is deemed to receive (as described above). The tax treatment of any resulting capital gain (or capital loss) will be the same as described in respect of dispositions of Artemis Shares under the heading “Certain Canadian Federal Income Tax Considerations — Shareholders Not Resident in Canada — Dispositions of Artemis Shares.”
Any interest paid to a Dissenting Non-Resident Holder should not be subject to Canadian withholding tax under the Tax Act provided that such interest is not “participating debt interest” (as defined in the Tax Act).
Non-Resident Holders considering exercising Dissent Rights under the Arrangement are urged to consult their own tax advisors for advice regarding the income tax consequences of their particular circumstances.
Certain United States Federal Income Tax Considerations to U.S. Holders
The following is a discussion of certain material U.S. federal income tax considerations to U.S. Holders (as defined below) of (i) the exchange by U.S. Holders of their Vista Shares for Consideration pursuant to the Arrangement, and (ii) the ownership and disposition of Artemis Shares by such holders following the Arrangement. This discussion is based upon the provisions of the U.S. Tax Code, legislative history, applicable

U.S. treasury regulations, judicial authority and administrative interpretations, all as in effect on the date of this Circular, and all of which are subject to change, possibly with retroactive effect, or are subject to different interpretations.
This summary is not applicable to a U.S. Holder of Vista RSUs or Vista DSUs. U.S. Holders of Vista RSUs and Vista DSUs are urged to consult their own tax advisors.
This discussion is for general information purposes only and does not purport to be a complete analysis or listing of all potential U.S. federal income tax considerations that may apply to a U.S. Holder in connection with the Arrangement and the ownership and disposition of Artemis Shares received pursuant to the Arrangement, and this discussion is not intended to be, and should not be construed as, legal or tax advice with respect to any U.S. Holder. This discussion is limited to U.S. Holders that hold their Vista Shares, and after the Arrangement, will hold their Artemis Shares, as a capital asset for U.S. federal income tax purposes and does not address all U.S. federal income tax considerations that may be important to particular shareholders in light of their individual circumstances, or to certain categories of U.S. Holders that may be subject to special tax rules, such as:
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dealers in securities or currencies;

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traders in securities that have elected the mark-to-market method of accounting for their securities;

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persons whose functional currency is not the U.S. dollar;

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persons holding Vista Shares or, after the Arrangement, Artemis Shares, as part of a hedge, straddle, conversion or other “synthetic security” or integrated transaction;

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partnerships (including any entities or arrangements treated as a partnership for U.S. federal income tax purposes) or other pass-through entities for U.S. federal income tax purposes;

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certain U.S. expatriates;

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financial institutions;

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insurance companies;

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real estate investment trusts or regulated investment companies;

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persons who acquired Vista Shares in connection with the exercise of employee stock options or otherwise as compensation for services;

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persons subject to the alternative minimum tax;

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persons who directly or indirectly, or under applicable constructive ownership rules, own or have ever owned 5% or more by vote or value of all Vista Shares (or, after the Arrangement, Artemis Shares); and

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entities that are tax-exempt for U.S. federal income tax purposes or qualified retirement plans, individual retirement accounts, or other tax-deferred accounts.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds any Vista Shares, the U.S. federal income tax treatment of such partnership (or other entity) and the partners, members, or other investors of such partnership (or other entity) will depend upon the status of the partner and the activities of the partnership. Partnerships that hold any Vista Shares and their partners, members, and other investors are urged to consult their own tax advisors regarding the tax consequences of the Arrangement.
In addition, this discussion does not address any tax considerations arising under the Laws of any state, local or non-U.S. jurisdiction or non-income taxes such as U.S. federal estate and gift tax. Except as specifically provided herein, this discussion also does not address whether any Canadian tax imposed on any holder will be eligible for a foreign tax credit in the U.S., or any limitations on such credit.
No opinion from counsel or ruling from the Internal Revenue Service (the “IRS”) has been requested, or will be obtained, regarding the U.S. federal income tax consequences of the Arrangement or the ownership and disposition of Artemis Shares received pursuant to the Arrangement. This discussion is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, and contrary to, the positions described in this discussion. In addition, because the authorities on which this discussion is based are subject to various interpretations, the IRS could challenge, and courts could disagree with, one or more of the positions described in this discussion. U.S. Holders are strongly urged to consult their own tax advisors regarding the U.S. federal, state or local, and non-U.S., tax considerations of the Arrangement.
As used herein, the term “U.S. Holder” means a beneficial owner of Vista Shares (or, after the Arrangement, Artemis Shares) that is for U.S. federal income tax purposes: (i) a U.S. citizen or U.S. resident alien; (ii) a corporation or other entity taxable as a corporation, that was created or organized under the Laws of the United States, any state thereof or the District of Columbia; (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source; or (iv) a trust that either is subject to the supervision of a court within the United States and has one or more U.S. persons with authority to control all of its substantial decisions or has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.
Certain United States Federal Income Tax Considerations of the Arrangement to U.S. Holders
Pursuant to the Plan of Arrangement, U.S. Holders (other than those who validly exercise Dissent Rights) will exchange their Vista Shares solely for Artemis Shares. In addition, subsequent to the Arrangement, Vista Gold, Artemis Gold, and/or certain other entities may engage in certain transactions as contemplated in the Arrangement Agreement (such transactions, together with the Arrangement, the “Arrangement”). Vista and Artemis Gold intend that the Arrangement qualify as a “reorganization” within the meaning of Section 368(a) of the U.S. Tax Code (a “Reorganization”). However, neither Vista nor Artemis Gold has requested, or intends to request, a ruling from the IRS or an opinion of counsel with respect to whether the Arrangement will qualify as a Reorganization. Additionally, whether the Arrangement qualifies as a Reorganization depends on the resolution of complex legal issues and facts, some of which may not be known until the effective time of consummation of the Arrangement. U.S. Holders are urged to consult their tax advisors regarding the tax consequences of the Arrangement to them in their particular circumstances.
If the Arrangement Qualifies as a Reorganization
Subject to the discussion below regarding the application of the “passive foreign investment company” (“PFIC”) rules to the Arrangement, if the Arrangement qualifies as a Reorganization:
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no gain or loss will be recognized by a U.S. Holder as a result of the receipt of Artemis Shares in exchange for Vista Shares pursuant to the Arrangement;

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the aggregate tax basis of Artemis Shares received by a U.S. Holder in exchange for Vista Shares in the Arrangement will equal the aggregate tax basis of such Vista Shares surrendered by such holder in the Arrangement; and

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the holding period for Artemis Shares received by a U.S. Holder in exchange for Vista Shares pursuant to the Arrangement will include the period during which such Vista Shares were held by such holder.

If the Arrangement Fails to Qualify as a Reorganization
If the Arrangement fails to qualify as a Reorganization, the exchange by U.S. Holders of their Vista Shares for Artemis Shares pursuant to the Arrangement will be treated, for U.S. federal income tax purposes, as a taxable sale by U.S. Holders of their Vista Shares in exchange for Artemis Shares. As a result, U.S. Holders will recognize gain or loss in an amount equal to the difference, if any, between the fair market value of the Artemis Shares received in the Arrangement and the adjusted tax basis of the Vista Shares exchanged for those shares. The basis of each of the Artemis Shares received in the exchange will equal its fair market value, and the holding period for the Artemis Shares will begin on the day after the exchange.
Subject to the PFIC rules discussed below, any gain or loss recognized in the exchange of Vista Shares for Artemis Shares generally will be treated as capital gain or loss and will be long-term capital gain or loss if the U.S. Holder’s holding period for the Vista Shares is more than one year at the time of such exchange. Long-term capital gains of non-corporate U.S. Holders are eligible for reduced rates of taxation. Deductions for capital losses are subject to significant limitations. Any capital gain or loss will generally be treated as U.S.

source gain or loss for U.S. foreign tax credit purposes. However, Vista Gold may be, or may have been, classified as a PFIC, and gain recognized on the disposition of stock in a corporation treated as a PFIC with respect to a U.S. Holder is subject to special adverse U.S. federal income tax rules, discussed more fully below under the heading “Ownership and Disposition of Artemis Shares by U.S. Holders — Passive Foreign Investment Company Considerations Regarding Artemis Shares”, unless such holder has timely made certain elections.
Payment for Dissenting Shares
For U.S. federal income tax purposes, U.S. Holders that receive payment for their Vista Shares pursuant to the exercise of Dissent Rights generally will be treated as engaging in a taxable sale of their Vista Shares and they generally will recognize capital gain or loss in an amount equal to the difference, if any, between the U.S. dollar amount of the cash received (including, for this purpose, any Canadian taxes withheld) in respect of their Vista Shares and the adjusted tax basis of their Vista Shares.
Subject to the PFIC rules discussed below, any gain or loss recognized on the exercise of Dissent Rights generally will be treated as capital gain or loss and will be long-term capital gain or loss if the U.S. Holder’s holding period for the Vista Shares is more than one year at the time of such exchange. Long-term capital gains of non-corporate U.S. Holders are eligible for reduced rates of taxation. Deductions for capital losses are subject to significant limitations. Any capital gain or loss will generally be treated as U.S. source gain or loss for U.S. foreign tax credit purposes. However, Vista Gold may be, or may have been, classified as a PFIC, and gain recognized on the disposition of stock in a corporation treated as a PFIC with respect to a U.S. Holder is subject to special adverse U.S. federal income tax rules, discussed more fully below under the heading “Ownership and Disposition of Artemis Shares by U.S. Holders — Passive Foreign Investment Company Considerations Regarding Artemis Shares”, unless such holder has timely made certain elections.
Application of the PFIC Rules to the Arrangement
A U.S. Holder of Vista Shares may be subject to certain adverse U.S. federal income tax rules in respect of an exchange of its Vista Shares if Vista Gold were classified as a PFIC for U.S. federal income tax purposes for any taxable year during which such U.S. Holder has held Vista Shares and such U.S. Holder did not have certain elections in effect. The rules governing the determination of whether a non-U.S. corporation qualifies as a PFIC with respect to a U.S. Holder, and the general consequences to a U.S. Holder of owning and disposing of shares of a PFIC are described below under the heading “Ownership and Disposition of Artemis Shares by U.S. Holders — Passive Foreign Investment Company Considerations Regarding Artemis Shares”.
Section 1291(f) of the U.S. Tax Code provides that, to the extent provided in Treasury Regulations, any gain on the transfer of stock in a PFIC shall be recognized notwithstanding any other provision of law. Pursuant to proposed Treasury Regulations promulgated under section 1291(f) (the “Proposed PFIC Regulations”), U.S. Holders would not recognize gain (beyond gain that would otherwise be recognized under the applicable non-recognition rules) on the disposition of stock in a PFIC if the disposition results from a non-recognition transfer in which the stock of the PFIC is exchanged solely for stock of another corporation that qualifies as a PFIC for its taxable year that includes the day after the non-recognition transfer. If finalized in their current form, the Proposed PFIC Regulations would be effective for transactions occurring on or after April 11, 1992, including the Arrangement.
Vista Gold may be, or may have been, classified as a PFIC, and Artemis Gold also may be classified as a PFIC. Accordingly, if the Proposed PFIC Regulations were finalized and made applicable to the exchange of Vista Shares for Artemis Shares (or if such Proposed PFIC Regulations are never finalized), the U.S. federal income tax treatment of U.S. Holders of Vista Shares would be as described above even if Vista Gold is treated as a PFIC so long as Artemis Gold is also classified as a PFIC. Because the Proposed PFIC Regulations have not yet been adopted in final form, they are not currently effective, and there is no assurance that they will be adopted in the form and with the effective date proposed.
If Vista Gold were treated as a PFIC with respect to a U.S. Holder but Artemis Gold were not treated as a PFIC for the current taxable year, and if the Proposed PFIC Regulations were finalized in their current form and made applicable to the Arrangement (even if such finalization occurs after completion of the Arrangement), then the exchange of Vista Shares for Artemis Shares would be a fully taxable transaction for such U.S. Holder. Any gain realized would be subject to the general rules described below under the heading “Ownership and Disposition of Artemis Shares by U.S. Holders — Passive Foreign Investment Company Considerations Regarding Artemis Shares” applicable to U.S. Holders who dispose of stock of a PFIC.
The PFIC rules are complex, and the implementation of certain aspects of the PFIC rules requires the issuance of Treasury Regulations which in many instances have not been promulgated and which, when promulgated, may have retroactive effect. U.S. Holders should consult their own tax advisors about the potential applicability of the PFIC rules to the Arrangement, including the application of any information reporting requirements related to the ownership and disposition of shares of a PFIC.
Ownership and Disposition of Artemis Shares by U.S. Holders
Distributions Received
Subject to the discussion of PFICs below, any distributions made by Artemis Gold to a U.S. Holder generally will constitute dividends, which will be taxable as income to the extent of Artemis Gold’s current and accumulated earnings and profits allocated to the U.S. Holder’s Artemis Shares, as determined under U.S. federal income tax principles. Dividends Artemis Gold pays with respect to Artemis Shares generally will be qualified dividends provided that (a) Artemis Gold is eligible for the benefits of the Canada-U.S. Treaty or Artemis Shares are readily traded on an established securities market in the United States, (b) the U.S. Holder satisfies certain holding period requirements, (c) the U.S. Holder is not under an obligation to make related payments with respect to positions in substantially similar or related property, and (d) Artemis Gold is not a PFIC in the tax year the dividend is distributed or the preceding tax year. Non-corporate U.S. Holders are generally taxed at preferred long-term capital gains rates on dividends that constitute qualified dividend income. U.S. Holders are urged to consult their tax advisors regarding the availability of the reduced tax rate on dividends on the Artemis Shares. Distributions in excess of Artemis Gold’s current and accumulated earnings and profits allocated to the U.S. Holder’s Artemis Shares will be treated first as a non-taxable return of capital to the extent of the U.S. Holder’s tax basis in the Artemis Shares and thereafter as capital gain, which will be either long-term or short-term capital gain depending upon whether the U.S. Holder has held the Artemis Shares for more than one year. Artemis Gold currently does not intend to calculate its earnings and profits under U.S. federal income tax principles. Thus, U.S. Holders should expect that distributions will be reported as dividend income for U.S. federal income tax purposes and will include any Canadian tax withheld from the payment in this gross amount even though the holder will not receive it. The dividends will not be eligible for the dividends received deduction allowed to corporations in respect of dividends received from U.S. corporations.
Any dividends Artemis Gold pays to U.S. Holders generally will constitute non-U.S. source “passive category” income for U.S. foreign tax credit limitation purposes. If any Canadian taxes are withheld on dividends paid to a U.S. Holder with respect to the Artemis Shares, subject to certain conditions and limitations provided in the U.S. Tax Code and the applicable Treasury Regulations (including a minimum holding period requirement), such taxes may be treated as non-U.S. taxes eligible for credit against such U.S. Holder’s U.S. federal income tax liability (to the extent not exceeding the withholding rate applicable to the U.S. Holder). In lieu of claiming a foreign tax credit, U.S. Holders may, at their election, deduct non-U.S. taxes, including any Canadian taxes withheld from dividends on the Artemis Shares, in computing their taxable income, subject to generally applicable limitations under U.S. federal income tax law. An election to deduct non-U.S. taxes instead of claiming foreign tax credits applies to all non-U.S. taxes paid or accrued in the taxable year. If a refund of the tax withheld is available under the laws of Canada or under an applicable income tax treaty, the amount of tax withheld that is refundable will not be eligible for such credit against a U.S. Holder’s U.S. federal income tax liability (and will not be eligible for the deduction against U.S. federal taxable income). If the dividends constitute qualified dividend income as discussed above, the amount of the dividend taken into account for purposes of calculating the U.S. foreign tax credit limitation generally will be limited to the gross amount of the dividend, multiplied by the reduced rate applicable to the qualified dividend income, divided by the highest rate of tax normally applicable to dividends.
The rules relating to the determination of the U.S. foreign tax credit and the deduction of non-U.S. taxes are complex, and U.S. Holders should consult their tax advisers to determine whether and to what extent a credit or deduction may be available in their particular circumstances.

Dispositions of Artemis Shares
Subject to the discussion of PFICs below, upon a sale, exchange or other disposition of Artemis Shares, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference, if any, between the amount received in respect of their Artemis Shares and the adjusted tax basis of the Artemis Shares. Such gain or loss will generally be capital gain or loss and will generally be long-term capital gain or loss, provided that at the time of such sale, exchange or other disposition, the Artemis Shares surrendered by U.S. Holders were held for more than one year. Any such gain or loss will be treated as U.S. source income or loss for foreign tax credit purposes, unless the gain or loss is subject to tax in Canada and is sourced as foreign source under the provisions of the Treaty. Non-corporate U.S. Holders (including individuals) generally will be subject to U.S. federal income tax on long-term capital gains at preferential rates. The deductibility of a capital loss may be subject to limitations.
Passive Foreign Investment Company Considerations Regarding Artemis Shares
A non-U.S. entity treated as a corporation for U.S. federal income tax purposes will be treated as a PFIC in any taxable year in which, after taking into account the income and assets of the corporation and certain subsidiaries pursuant to a “look through” rule, either: (i) at least 75% of its gross income is “passive” income; or (ii) at least 50% of the average value of its assets is attributable to assets that produce, or are held for the production of, passive income. For purposes of these tests, “passive income” includes dividends, interest, gains from the sale or exchange of investment property, rents and royalties other than rents and royalties that are received from unrelated parties in connection with the active conduct of a trade or business, and the excess of gains over losses from transactions in commodities other than excess gains over losses from transactions in commodities that are active business gains or losses from sales of inventory, or property or supplies used in trade or business.
Based on its current business plans and financial expectations (including the acquisition of Vista Gold), Artemis Gold believes that it should not be classified as a PFIC in its current tax year or in the foreseeable future. However, Artemis Gold has not requested, and does not intend to request, a ruling from the IRS or an opinion of counsel with respect to whether Artemis Gold would be classified as a PFIC. No assurance can be given as to whether Artemis Gold is or may be classified as a PFIC.
If Artemis Gold were characterized as a PFIC for any taxable year, a U.S. Holder would suffer adverse tax consequences. These consequences may include having gains realized on the disposition of shares treated as ordinary income rather than capital gains and being subject to punitive interest charges on the receipt of certain dividends and on the proceeds of the sale or other disposition of the shares. Furthermore, as discussed above under “Dividends and Other Distributions”, dividends paid by Artemis Gold would not be eligible for the qualified dividend rate discussed above and would be taxed at the higher rates applicable to other items of ordinary income. U.S. Holders should consult their own tax advisers regarding the application of the PFIC rules to their ownership of the Artemis Shares.
Unearned Income Medicare Contribution Tax
Certain non-corporate U.S. Holders are subject to a 3.8% tax on certain investment income, including dividends with respect to, and recognized capital gains from the sale or other disposition, of their Vista Shares or Artemis Shares. Non-corporate U.S. Holders are urged to consult their own tax advisors regarding the effect, if any, of this tax on their disposition of Vista Shares or Artemis Shares and their ownership and disposition of Artemis Shares.
Receipt of Foreign Currency
The amount of any distribution or proceeds paid in Canadian dollars to a U.S. Holder in connection with the ownership of Vista Shares or Artemis Shares, or on the sale, exchange or other taxable disposition of Vista Shares or Artemis Shares, or any Canadian dollars received in connection with the Arrangement (including, but not limited to, by U.S. Holders exercising Dissent Rights under the Arrangement), will be included in the gross income of a U.S. Holder as translated into U.S. dollars calculated by reference to the exchange rate prevailing on the date of actual or constructive receipt of the distribution or proceeds, regardless of whether the Canadian dollars are converted into U.S. dollars at that time. If the Canadian dollars received are not converted into U.S. dollars on the date of receipt, a U.S. Holder will have a basis in the Canadian dollars equal to its U.S. dollar value on the date of receipt. Different rules apply to U.S. Holders who use the accrual method of tax accounting. Any U.S. Holder who receives payment in Canadian dollars and engages in a subsequent conversion or other disposition of the Canadian dollars may have a foreign currency exchange gain or loss that would be treated as ordinary income or loss, and generally will be U.S. source income or loss for foreign tax credit purposes. Each U.S. Holder is urged to consult their own U.S. tax advisor regarding the U.S. federal income tax consequences of receiving, owning, and disposing of Canadian dollars
Information Reporting and Backup Withholding
In general, non-corporate U.S. Holders may be subject to information reporting in connection with the Arrangement and the ownership and disposition of Artemis Shares on an applicable IRS Form 1099. The receipt of Artemis Shares, amounts received pursuant to the exercise of Dissent Rights, distributions with respect to, and the proceeds of dispositions of Artemis Shares also may be subject to backup withholding if the non-corporate U.S. Holder:
•
fails to timely provide an accurate taxpayer identification number;

•
is notified by the IRS that it has failed to report all interest or distributions required to be shown on its U.S. federal income tax returns; or

•
in certain circumstances, fails to comply with applicable certification requirements.

Backup withholding is not an additional tax. Rather, U.S. Holders generally may obtain a credit for any amount withheld against their liability for U.S. federal income tax (and obtain a refund of any amounts withheld in excess of such liability) by accurately completing and timely filing a U.S. federal income tax return with the IRS.
Certain U.S. Holders may be required to comply with certain reporting requirements, including filing IRS Form 8938, with respect to the holding of certain foreign financial assets, including stock of foreign issuers (such as Vista Gold or Artemis Gold), either directly or through certain foreign financial institutions, if the aggregate value of all such assets exceeds US$50,000 on the last day of the tax year or US$75,000 at any time during the tax year. U.S. Holders who fail to report the required information could be subject to substantial penalties. U.S. Holders should consult their own tax advisers regarding the application of these rules to their ownership of the Artemis Shares.
THE DISCUSSION ABOVE IS A GENERAL SUMMARY. IT DOES NOT COVER ALL TAX MATTERS THAT MAY BE IMPORTANT TO U.S. HOLDERS. U.S. HOLDERS SHOULD CONSULT THEIR TAX ADVISERS REGARDING THE APPLICATION OF THE U.S. FEDERAL TAX RULES TO THEIR PARTICULAR CIRCUMSTANCES AS WELL AS THE STATE, LOCAL, NON-U.S. AND OTHER TAX CONSEQUENCES TO THEM OF THE ARRANGEMENT AND THE OWNERSHIP AND DISPOSITION OF THE ARTEMIS SHARES.
Certain Australian Tax Considerations
The following is a general summary, as of the date of this Circular, of the principal Australian income tax, GST and stamp duty considerations under the Income Tax Assessment Act 1936 (Cth), the ITAA 1997, the TAA and other relevant Australian tax legislation (together with any regulations made under them and the relevant administrative practices of Australia’s revenue and tax authorities, the “Australian Tax Laws”), relevant to Shareholders in respect of the disposal of Vista Shares and the receipt of Consideration Shares pursuant to the Arrangement. This summary is of a general nature only and is not intended to be, nor should it be construed to be, legal, business or tax advice to any particular Shareholder and should not be relied on as such. This summary is not exhaustive of all Australian tax considerations that may be relevant to a Shareholder. In particular, this summary does not address the Australian tax consequences for Shareholders who:
(a)
hold their Vista Shares otherwise than as capital assets on capital account (for example, where the Vista Shares are held on revenue account, or as trading stock);

(b)
hold their Vista Shares as a partnership or an individual who is a partner in a partnership;

(c)
are not Shareholders at the Effective Time;

(d)
acquired and hold their Vista Shares as part of or in connection with an employee share scheme;

(e)
are subject to the taxation of financial arrangements rules in Division 230 of the ITAA 1997 in respect of their Vista Shares;

(f)
are temporary residents of Australia (as defined in section 995-1(1) of the ITAA 1997);

(g)
changed their residency for tax purposes while holding Vista Shares;

(h)
hold their Vista Shares as part of a permanent establishment;

(i)
have previously obtained Australian roll-over relief in connection with the acquisition of Vista Shares;

(j)
are under a legal disability;

(k)
hold their Vista Shares subject to the investment manager regime in Subdivision 842-I of the ITAA 1997; or

(l)
are subject to special rules applicable to certain kinds of entities for Australian tax purposes, including tax-exempt organisations, banks, insurance companies, certain trusts, superannuation funds with accounts in a tax-free pension phase, or dealers in securities.

This summary does not consider any non-Australian tax consequences. Shareholders should consult their own tax advisors with respect to the Australian tax consequences to them of the Arrangement, having regard to their particular circumstances.
Australian resident Shareholders
Time of CGT event: The disposal of Vista Shares will give rise to a capital gains tax (CGT) event. The time of the CGT event is the date that the Vista Shares are disposed of, which should be on the Effective Date.
Capital gain or capital loss: Unless scrip-for-scrip roll-over is chosen (see below), a Shareholder who is a resident of Australia for Australian tax purposes will generally make a capital gain or capital loss on the disposal of each Vista Share equal to the difference between the market value of the Consideration Shares received for that Vista Share and the Shareholder’s cost base (or reduced cost base, for a capital loss) in that Vista Share.
CGT discount: A Shareholder who is an individual, trust or complying superannuation entity and has held their Vista Shares for at least 12 months before the Effective Date (not counting the days of acquisition and disposal) may be entitled to reduce a capital gain (after applying any capital losses) by the CGT discount. The discount is 50% for individuals and trusts and one-third for complying superannuation entities. Companies are not entitled to the CGT discount.
Scrip-for-scrip roll-over: An eligible Shareholder may choose scrip-for-scrip roll-over under Subdivision 124-M of the ITAA 1997 for some or all of their Vista Shares, provided the conditions in that Subdivision are met. These include that the Vista Shares were acquired on or after 20 September 1985 and that the Shareholder would otherwise make a capital gain, so roll-over is not available for capital losses. If roll-over is chosen, any capital gain on the exchange is disregarded. A Shareholder does not need to notify the ATO of the choice, as the way the Shareholder prepares their income tax return is generally sufficient evidence of it. Shareholders who wish to choose roll-over should consult their own tax advisors.
Cost base and acquisition date of Consideration Shares: Where roll-over is chosen, the cost base of each Consideration Share will generally be the part of the cost base of the Vista Shares exchanged for it that is reasonably attributable to it, and the Consideration Shares will be treated as having been acquired when those Vista Shares were acquired, for the purposes of the 12-month holding period. Where roll-over is not chosen, the cost base of each Consideration Share should generally be equal to the market value of the Vista Shares given in exchange for it, and the Consideration Shares will be acquired on the Effective Date.

Legislation has been enacted that, for CGT events happening on or after 1 July 2027, replaces the CGT discount for Australian resident individuals and trusts (other than complying superannuation entities) with cost base indexation and introduces a minimum 30% tax on certain capital gains. The CGT discount for complying superannuation entities and the position for companies are unchanged. These changes should not affect the disposal of Vista Shares under the Arrangement if it completes before 1 July 2027, but may affect the tax payable on any later disposal of Consideration Shares, including where scrip-for-scrip roll-over is chosen.
Foreign resident Shareholders
Shareholders who are non-residents of Australia for tax purposes should generally not be subject to Australian tax on any capital gain arising on the disposal of Vista Shares, where the Vista Shares are not “indirect Australian real property interests” of that Shareholder. Broadly, the Vista Shares held by a Shareholder should not be “indirect Australian real property interests” unless both of the “10% test” and the “principal asset test” are satisfied:
(i)   The 10% test: the Shareholder and their “associates” (as defined in the Income Tax Assessment Act 1936 (Cth)) together owned at least 10% of Vista Gold either at the time of the CGT event or throughout a 12 month period in the 24 months before that time; and
(ii)   The principal asset test: at the time of the CGT event or at any time in the 365 days before it, the aggregate market value of Vista Gold’s assets that are “taxable Australian real property” (being direct and indirect interests in Australian real property, including land leases and mining, quarrying and prospecting rights, and for this purpose the value of related mining, quarrying or prospecting information) is more than the aggregate market value of Vista Gold’s other assets at that same time.
“Associate” is defined broadly for this purpose and may include, depending on the Shareholder’s entity type, a relative, a partner, or a company in which the Shareholder has a controlling interest, or with which the Shareholder is under common control.
If either of the requirements above is not satisfied, a Shareholder who is a non-resident of Australia for tax purposes should not be subject to Australian tax on any capital gain realized on the disposal of the Vista Shares.
Given the significance of the Mt Todd Gold Project within Vista Gold’s asset base, Vista Shares are expected to satisfy the “principal asset test” at the time of the Arrangement. Accordingly, each Shareholder who is a non-resident of Australia for tax purposes and holds (together with their associates) 10% or more of Vista Shares at the time of the Arrangement, or who held such an interest for a continuous 12 month period during the 24 months preceding the Arrangement, may realize a taxable capital gain or capital loss on the disposal of their Vista Shares pursuant to the Arrangement.
Scrip-for-scrip roll-over is not expected to be available to these Shareholders, as any capital gain they make on a later disposal of their Consideration Shares is expected to be disregarded for Australian tax purposes, on the basis Artemis Gold’s principal assets are located outside Australia.
Australian foreign resident capital gains withholding — Subdivision 14-D
Artemis Gold or the Depositary (as applicable) will have a withholding tax obligation under Subdivision 14-D (calculated by reference to the Consideration) in respect of each Shareholder that is a “relevant foreign resident” and whose Vista Shares are “indirect Australian real property interests”.
A “relevant foreign resident” means any Shareholder who Artemis Gold:
•
knows is a foreign resident;

•
reasonably believes is a foreign resident; or

•
does not reasonably believe is an Australian resident, and who either has an address outside Australia, or in respect of whom Artemis Gold is authorised to provide a financial benefit relating to the transaction to a place outside Australia.

However, Artemis Gold or the Depositary will not be required to withhold where, among other exceptions, the Shareholder has provided a valid Non-IARPI Declaration or a valid Residency Declaration to Artemis Gold or the Depositary (as applicable) prior to completion of the Arrangement. Where a Shareholder has provided a valid Variation Notice to Artemis Gold or the Depositary prior to completion of the Arrangement, Artemis Gold or the Depositary (as applicable) will only withhold the amount specified in, or determined in accordance with, the Variation Notice.
From 1 October 2026, where the value of the transaction and any related transactions is A$50 million or more, a Shareholder that gives, or intends to give, a Non-IARPI Declaration must also notify the ATO in the approved form, generally at least 28 days before completion of the Arrangement, and give Artemis Gold or the Depositary a further declaration confirming that the notice was given and the date it was given. If these steps are not taken, the Non-IARPI Declaration will not protect Artemis Gold from its withholding obligation.
In addition, Artemis Gold and the Depositary may only rely on a Non-IARPI Declaration or a Residency Declaration if, at no time from when they receive the declaration until immediately before Artemis Gold becomes the owner of the relevant Vista Shares, Artemis Gold or the Depositary (as applicable) knows, or could reasonably be expected to know, that the declaration is false.
Under the Plan of Arrangement, Vista Gold, Artemis Gold and the Depositary have agreed to cooperate and work together on an approach to the ATO regarding the application of Subdivision 14-D to the Arrangement and to use reasonable efforts to reduce or eliminate any deduction or withholding under Subdivision 14-D and the number of Shareholders who will be required to provide a Non-IARPI Declaration. Shareholders who are expected to be required to provide a Non-IARPI Declaration, a Residency Declaration or a Variation Notice can expect to be contacted separately by Vista Gold with the required forms and instructions.
Shareholders who have an amount withheld from their Consideration should generally be entitled to a credit for the amount withheld when they lodge their Australian income tax return.
Shareholders should seek their own independent advice on the implications of the foreign resident capital gains withholding tax regime and the making of any declaration referred to above.
Dissenting Shareholders
A Dissenting Shareholder will generally be treated for Australian tax purposes as having disposed of its Dissent Shares to Vista Gold for the fair value determined under the Dissent Procedures. The Australian tax consequences of such disposal for a Dissenting Shareholder will depend on whether the Dissenting Shareholder is an Australian resident or a foreign resident, and on whether the Dissent Shares constitute taxable Australian property, broadly on the basis described above. The fair value paid to a Dissenting Shareholder may be subject to deduction or withholding under Subdivision 14-D, except where a Non-IARPI Declaration, Residency Declaration or Variation Notice has been provided to Vista Gold or the Depositary (as applicable) prior to completion of the Arrangement, or where the Commissioner of Taxation in Australia has issued a variation to Vista Gold under section 14-235 of Schedule 1 to the TAA.
GST and stamp duty
No Australian stamp duty or GST should be payable by Shareholders on the disposal of their Vista Shares under the Arrangement.
Litigation Related to the Arrangement
As of the date of this Circular, Vista Gold has received zero demands from purported Shareholders.

PART II — INFORMATION CONCERNING THE PARTIES TO THE ARRANGEMENT
Information Concerning Vista Gold
Vista Gold was incorporated on November 28, 1983 as “Granges Exploration Ltd.” It amalgamated with Pecos Resources Ltd. during June 1985 and continued as Granges Exploration Ltd. In June 1989, Granges Exploration Ltd. changed its name to Granges Inc. Granges Inc. amalgamated with Hycroft Resources & Development Corporation during May 1995 and continued as Granges Inc. Effective November 1996, Da Capo Resources Ltd. and Granges, Inc. amalgamated under the name “Vista Gold Corp.” and, effective December 1997, Vista Gold continued from the Province of British Columbia to the Yukon Territory, Canada under the Business Corporations Act (Yukon Territory). On June 11, 2013, Vista Gold continued from the Yukon Territory, Canada to the Province of British Columbia, Canada under the BCBCA. Vista Gold’s executive office is located at 8310 S Valley Hwy, Suite 300, Englewood, Colorado, USA 80112. Vista Gold’s registered and records office is located at 1200 Waterfront Centre — 200 Burrard Street, Vancouver, British Columbia, V7X 1T2.
Vista Gold and its subsidiaries operate as a development-stage company in the gold mining industry. Vista Gold does not currently generate cash flows from mining operations. Vista Gold’s flagship asset is the Mt Todd Gold Project, a development-stage gold deposit located in Northern Territory, Australia (the “NT”). Mt Todd offers a large gold mineral reserve, development optionality, expansion opportunities, exploration upside, advanced local infrastructure, community support, and demonstrated economic feasibility.
For further information regarding Vista Gold, see Appendix H to this Circular, “Information Concerning Vista Gold”.
Information Concerning Artemis Gold
Artemis Gold was incorporated on January 10, 2019 as “1193490 B.C. Ltd.” under the Business Corporations Act (British Columbia). Artemis Gold’s head office is located at Suite 3083, Three Bentall Centre, 595 Burrard Street, Vancouver, British Columbia, V7X 1L3; telephone: +1 (604) 558-1107; toll free: 1-888-955-9362. Artemis Gold’s registered and records office is located at 1133 Melville Street, Suite 3500, The Stack, Vancouver, BC, V6E 3E5.
Artemis Gold, through its wholly-owned subsidiary, BW Gold Ltd. (“BW Gold”), operates as a production-stage company in the gold mining industry. BW Gold holds a 100% interest in the Blackwater Mine, which achieved its first pour of gold and silver in January 2025 and began commercial production in May 2025. Artemis Gold, through BW Gold, also holds a 100% interest in 1337890 B.C. Ltd., which was incorporated under the Business Corporations Act (British Columbia) on December 14, 2021, and holds certain assets of Artemis Gold.
For further information regarding Artemis Gold, see Appendix I to this Circular, Information Concerning Artemis Gold”.
Information Concerning the Combined Company
Upon completion of the Arrangement, Artemis Gold will directly own all of the outstanding Vista Shares and Vista Gold will be a wholly-owned subsidiary of Artemis Gold. Following completion of the Arrangement, existing Artemis Shareholders and former Shareholders will own approximately 95% and 5% of the issued and outstanding Artemis Shares, respectively, in each case based on the number of securities of Artemis Gold and Vista Gold issued and outstanding as of [           ], 2026.
Upon completion of the Arrangement, Artemis Gold’s sole material mineral property will be the Blackwater Mine. For further information in respect of the Combined Company, see Appendix J to this Circular and “Information Concerning Artemis Gold Following Completion of the Arrangement”.

PART III — GENERAL PROXY MATTERS — VISTA GOLD
Solicitation of Proxies
This Circular is furnished in connection with the solicitation of proxies by management of Vista Gold to be used at the Meeting. Solicitations of proxies will be primarily by mail and electronic means, but may also be by newspaper publication, in person or by telephone, facsimile or oral communication by directors, officers, employees or agents of Vista Gold who will be specifically remunerated therefor. Vista Gold will pay for the delivery of its proxy-related materials indirectly to all Non-Registered Shareholders.
Vista Gold has retained Georgeson Advisory to assist it in its solicitation of proxies from Shareholders and provide additional services including but not limited to strategic Shareholder communications and recommending corporate governance best practices. Vista Gold has agreed to pay Georgeson Advisory an aggregate fee of approximately C$80,000, plus certain supplemental fees that may apply and reasonable out-of-pocket expenses, for these services. All costs of the solicitation for the Meeting will be borne by Vista Gold.
The information set forth below generally applies to Registered Shareholders. See “Questions and Answers Relating to the Meeting and Arrangement” accompanying this Circular. If you are a Non-Registered Shareholder (i.e., your Vista Shares are held through an Intermediary), please see “Management Information and Proxy Circular — Information for Non-Registered Shareholders” at the front of this Circular.
Appointment and Revocation of Proxies
Accompanying this Circular is a form of proxy for holders of Vista Shares. The persons named in the enclosed form of proxy are directors and/or officers of Vista Gold. A Shareholder has the right to appoint a person (who need not be a Shareholder) other than the persons designated in the form of proxy provided by Vista Gold to represent the Shareholder at the Meeting. To exercise this right, the Shareholder should strike out the names of management designees in the enclosed form of proxy and insert the name of the desired representative in the blank space provided in such form of proxy or submit another appropriate form of proxy permitted by Law, and in either case, send or deliver the completed proxy to Vote Processing, c/o Broadridge, by mail: 51 Mercedes Way, Edgewood, NY 11717 or by telephone at 1-800-690-6903 or online at www.proxyvote.com. The form of proxy must be received by Broadridge no later than      [     ] (Vancouver time) on [     ], 2026 or 48 hours (excluding weekends and holidays in the Province of British Columbia) prior to the time of any adjourned or postponed Meeting. Failure to deposit a form of proxy shall result in its invalidation. Notwithstanding the foregoing, the Chair of the Meeting has the discretion to accept or reject proxies received after such deadline and the Chair of the Meeting is under no obligation to accept or reject any particular late proxy. The time limit for the deposit of proxies may be waived or extended by the Chair of the Meeting at his or her discretion, without notice, subject to the terms of the Arrangement Agreement, which require the prior consent of Artemis Gold to any waiver of the proxy deadline.
A Registered Shareholder that has given a form of proxy may revoke it as to any matter on which a vote has not already been cast pursuant to its authority by an instrument in writing executed by such Registered Shareholders or by its attorney duly authorized in writing or, if the Registered Shareholder is a corporation, by an officer or attorney thereof duly authorized, and deposited either at the above mentioned office of Broadridge no later than [     ] (Vancouver time) on [     ], 2026 or 48 hours (excluding weekends and holidays in the Province of British Columbia) prior to the time of any adjourned or postponed Meeting or with the Chair of the Meeting on the day of the Meeting prior to the commencement of the Meeting or any adjourned or postponed Meeting. Non-Registered Shareholders who hold Vista Shares in the name of an Intermediary should refer to their voting materials provided by such Intermediary for instructions.
Record Date
The Record Date for determination of Shareholders entitled to receive notice of and to vote at the Meeting is [           ], 2026. Only Shareholders whose names have been entered in the register of Shareholders at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting.

Signature of Proxy
The accompanying form of proxy or voting instruction form must be executed by the Shareholder or its attorney authorized in writing, or if the Shareholder is a corporation, the form of proxy or voting instruction form should be signed in its corporate name under its corporate seal by an authorized officer whose title should be indicated. If the Vista Shares are registered in more than one name, all registered persons must sign the form of proxy. A proxy signed by a person acting as attorney or in some other representative capacity should reflect such person’s capacity following his or her signature and should be accompanied by the appropriate instrument evidencing qualification and authority to act (unless such instrument has been previously filed with Vista Gold).
Voting of Proxies
The persons named in the accompanying form of proxy or voting instruction form will vote or withhold from voting the Vista Shares in respect of which they are appointed in accordance with the direction of the Shareholder appointing them and if the Shareholder specifies a choice with respect to any matter to be voted upon, such Shareholder’s Vista Shares will be voted accordingly. In the absence of such direction, the Vista Shares will be voted “FOR” the approval of the Arrangement Resolution to be considered at the Meeting as described in this Circular and “FOR” the approval of the Advisory Compensation Resolution to be considered at the Meeting as described in this Circular.
Exercise of Discretion of Proxy
The proxyholder has discretion under the accompanying form of proxy or voting instruction form with respect to any amendments or variations of the matter of business to be acted on at the Meeting or any other matters properly brought before the Meeting or any adjourned or postponed Meeting, in each instance, to the extent permitted by Law, whether or not the amendment, variation or other matter that comes before the Meeting is routine and whether or not the amendment, variation or other matter that comes before the Meeting is contested. The persons named in the enclosed proxy will vote on such matters in accordance with their best judgment. At the date of this Circular, management of Vista Gold knows of no amendments, variations or other matters to come before the Meeting other than the matters referred to in the Notice of Special Meeting. Shareholders that are planning on returning the accompanying form of proxy or voting instruction form are encouraged to review the Circular carefully before submitting the form of proxy or voting instruction form.
Voting by Internet and Telephone
Shareholders that hold Vista Shares in their own name may use the internet at www.proxyvote.com and the telephone at 1-800-690-6903 (a toll-free number) to transmit their voting instructions and for electronic delivery of information. Shareholders should have the form of proxy in hand when they access the website or dial the toll-free number noted above. Shareholders will be prompted to enter their 16-digit control number, which is located on the form of proxy. If Shareholders vote by internet or by telephone, their vote must be received no later than [      ] (Vancouver time) on [      ], 2026 or 48 hours (excluding weekends and holidays in the Province of British Columbia) prior to the time of any adjourned or postponed Meeting. The website may be used to appoint a proxyholder to attend and vote on a Shareholder’s behalf at the Meeting and to convey a Shareholder’s voting instructions. Please note that if a Shareholder appoints a proxyholder and submits their voting instructions and subsequently wishes to change their appointment, a Shareholder may resubmit their proxy, prior to the deadline noted above. The toll-free telephone number can only be used to convey a Shareholder’s voting instructions and cannot be used to appoint a proxyholder to attend at and vote at the Meeting on the Shareholder’s behalf. At any time, Broadridge may cease to provide internet and/or telephone voting, in which case Shareholders can elect to vote by mail. When resubmitting a proxy, the most recently submitted proxy will be recognized as the only valid one, and all previous proxies submitted will be disregarded and considered as revoked, provided that the last proxy is submitted by the deadline noted above.
Non-Registered Shareholders who hold such Vista Shares in the name of an Intermediary should refer to their voting materials provided by such Intermediary for instructions about how to vote by internet or telephone.

Information for Non-Registered Shareholders
The information set forth in this section is of significant importance to many Shareholders, as a substantial number of such Shareholders do not hold Vista Shares in their own name. Shareholders who do not hold their Vista Shares in their own name (“Non-Registered Shareholders”) should note that only proxies deposited by Shareholders whose names appear on the records of the Vista Gold registrar and transfer agent, Computershare, as the Registered Shareholders of Vista Shares can be recognized and acted upon at the Meeting. If Vista Shares are listed in an account statement provided to a Shareholder by an Intermediary, then in almost all cases those Vista Shares will not be registered in a holder’s name on the records of Vista Gold. Such Vista Shares will more likely be registered under the name of the Shareholder’s Intermediary. In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the registration name for CDS, which acts as nominee for many Canadian brokerage firms). Vista Shares held by Intermediaries can only be voted (for or against resolutions) upon the instructions of the Non-Registered Shareholder. Without specific instructions, Intermediaries are prohibited from voting Vista Shares for their clients. Vista Gold generally does not know for whose benefit the Vista Shares registered in the name of CDS & Co. are held.
Applicable regulatory policy may require Intermediaries to seek voting instructions from Non-Registered Shareholders in advance of shareholder meetings. Every Intermediary has its own mailing procedures and provides its own return instructions, which should be carefully followed by Non-Registered Shareholders in order to ensure that their Vista Shares are voted at the Meeting. Often, the form of proxy supplied to a Non-Registered Shareholder by its Intermediary is identical to the form of proxy provided to Registered Shareholders; however, its purpose is limited to instructing the Registered Shareholder on how to vote on behalf of the Non-Registered Shareholder. The majority of Intermediaries now delegate responsibility for obtaining instructions from clients to Broadridge. Broadridge typically mails a scannable voting instruction form in lieu of the form of proxy. The Non-Registered Shareholder is requested to complete and return the voting instruction form by mail or facsimile. Alternatively, the Non-Registered Shareholder can call a telephone number or access the internet to vote the Vista Shares held by the Non-Registered Shareholder. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Vista Shares to be represented at the Meeting. A Non-Registered Shareholder receiving a voting instruction form cannot use that voting instruction form to vote Vista Shares directly at the Meeting, as the voting instruction form must be returned as directed by Broadridge well in advance of the Meeting in order to have the Vista Shares voted.
Although a Non-Registered Shareholder may not be recognized directly at the Meeting for the purpose of voting Vista Shares registered in the name of its broker or other intermediary, a Non-Registered Shareholder may vote those Vista Shares as a proxyholder for the Registered Shareholder. To do this, a Non-Registered Shareholder should enter such Non-Registered Shareholder’s own name in the blank space on the form of proxy or voting instruction form provided to the Non-Registered Shareholder and return the document to such Non-Registered Shareholder’s Intermediary (or the agent of such Intermediary) in accordance with the instructions provided by such Intermediary or agent well in advance of the Meeting.
Non-Registered Shareholders should also instruct their Intermediary to complete the Letter of Transmittal regarding the Arrangement with respect to such Non-Registered Shareholder’s Vista Shares, once such has been provided, in order to receive the Consideration Shares issuable pursuant to the Arrangement in exchange for such holder’s Vista Shares.
Voting Securities and Principal Holders Thereof
As at October 19, 2026, there were 145,971,346 Vista Shares issued and outstanding. To the knowledge of the directors and officers of Vista Gold, other than as set out in the table below, no person or company beneficially owns, or controls or directs, directly or indirectly, more than 5% of the outstanding Vista Shares.
Shareholder	Shares Held	Percentage
BlackRock, Inc.	7,431,582	5.1%
Kopernik Global Investors LLC	14,049,338	9.6%

Interest of Informed Persons in Material Transactions
Other than as disclosed elsewhere in this Circular (including the documents incorporated by reference herein and the Appendices hereto), Vista Gold is not aware of any material interest, direct or indirect, of any informed person of Vista Gold, or any associate or affiliate of any informed person, in any transaction since the commencement of Vista Gold’s most recently completed financial year, or in any proposed transaction, that has materially affected or would materially affect Vista Gold or its subsidiaries.
For the purposes of this Circular an “informed person” means a director or executive officer of Vista Gold, a director or executive officer of a person or company that is itself an “informed person” or subsidiary of Vista Gold and any person or company who beneficially owns, directly or indirectly, voting securities of Vista Gold or who exercises control or direction over voting securities of Vista Gold or a combination of both carrying more than 10% of the voting rights attached to all outstanding voting securities of Vista Gold.
Procedure and Votes Required
The Interim Order provides that each Shareholder at the close of business on the Record Date will be entitled to receive notice of, to attend and to vote at the Meeting.
Pursuant to the Interim Order:
(a)
each Vista Share entitled to be voted at the Meeting will entitle the holder to one vote at the Meeting in respect of the Arrangement Resolution and the Advisory Compensation Resolution;

(b)
the number of votes required to pass the Arrangement Resolution shall be at least two-thirds (66 2∕3%) of the votes cast by Shareholders, voting as a single class, either in person or by proxy, voting at the Meeting and, as required under MI 61-101, a simple majority of the votes cast by Shareholders, voting as a single class, either in person or by proxy, at the Meeting, excluding the votes required to be excluded pursuant to Section 8.1(2) of MI 61-101;

(c)
the number of votes required to pass the Advisory Compensation Resolution shall be a simple majority of the votes cast by Shareholders, voting as a single class, either in person or by proxy, at the Meeting;

(d)
the quorum at the Meeting shall be two or more Shareholders entitled to vote at the Meeting present in person or represented by proxy. If a quorum is present at the opening of the Meeting, the Shareholders present or represented may proceed with the business of the Meeting notwithstanding that a quorum is not present throughout the Meeting. If a quorum is not present within thirty (30) minutes from the time appointed for the Meeting, the Meeting must stand adjourned to the same day in the next week at the same time and place. If at the adjourned Meeting, a quorum is not present within thirty (30) minutes from the time appointed, the Shareholder or Shareholders present in person, by proxy or by authorized representative is or are a quorum.

Notwithstanding the foregoing, the Arrangement Resolution authorizes the Board, without further notice to or approval of the Shareholders, to amend the Arrangement Agreement or the Plan of Arrangement, to the extent permitted by the Arrangement Agreement or the Plan of Arrangement, and, subject to the terms of the Arrangement Agreement, to decide not to proceed with the Arrangement. See Appendix A to this Circular for the full text of the Arrangement Resolution.
Shareholder Proposals
It is anticipated that the Vista Shares will be delisted from the TSX and the NYSE American as promptly as possible following completion of the Arrangement. Should the Vista Shares be delisted, there will be no public Shareholders of Vista Shares and there will be no public participation in any future meetings of Shareholders. However, if the Arrangement is not completed, Shareholders will continue to be entitled to attend and participate in meetings of Shareholders.
Future Shareholder Proposals
Under the U.S. Exchange Act, the deadline for submitting Shareholder proposals for inclusion in the management information and proxy circular for an annual general meeting of Vista Gold is calculated in accordance with Rule 14a-8(e) of Regulation 14A under the U.S. Exchange Act. If the proposal is submitted for a regularly scheduled annual general meeting, the proposal must be received at Vista Gold’s principal executive offices not less than 120 calendar days before the anniversary date of Vista Gold’s management information and proxy circular released to the shareholders in connection with the previous year’s annual general meeting. However, if Vista Gold did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before Vista Gold begins to print and mail its proxy materials. Accordingly, unless the date of the next annual general meeting is changed by more than 30 days from the date of this year’s meeting, the deadline for submitting Shareholder proposals for inclusion in the management information and proxy circular for the next annual general meeting of Vista Gold will be November 17, 2026. If a Shareholder proposal is not submitted to Vista Gold by November 17, 2026, Vista Gold may still grant discretionary proxy authority to vote on a Shareholder proposal if such proposal is received by Vista Gold by January 31, 2027 in accordance with Rule 14a-4(c)(1) of Regulation 14A under the U.S. Exchange Act.
In addition, there are (i) certain requirements relating to Shareholder proposals contained in the BCBCA; and (ii) certain requirements relating to the nomination of directors contained in the Vista Gold Articles. If any person entitled to vote at an annual meeting of the shareholders wishes to propose any matter for consideration at the next annual meeting, in order for such proposal to be considered for inclusion in the materials made available to shareholders in respect of such meeting, such proposal must be received by Vista Gold at its registered office at least three months before the anniversary date of the current Shareholder annual meeting. Accordingly, based on the date of this year’s annual meeting, the deadline for submitting Shareholder proposals for inclusion in the management information and proxy circular for the next annual general meeting of Vista Gold will be January 28, 2027. In addition, such person must meet the definition of a “qualified Shareholder” and otherwise comply with the requirements for Shareholder proposals set out in sections 187 to 191 of the BCBCA.
In addition, the Vista Gold Articles contain an advance notice requirement for director nominations (the “Advance Notice Provisions”). Shareholders who wish to nominate candidates for election as directors must provide timely notice in writing to Vista Gold at 8310 S. Valley Highway, Suite 300, Englewood, Colorado 80112. The notice must be given not less than 30 days and no more than 65 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be given not later than the close of business on the 10th day following such public announcement. In the case of a special meeting of shareholders (which is also not an annual meeting) called for the purpose of electing directors, notice must be given not later than the close of business on the 15th day following the day on which the announcement in respect of such meeting was made. The Advance Notice Provisions also prescribe the proper written form for the notice. The Board may, in its sole discretion, waive any requirement of the Advance Notice Provisions. The foregoing description of the Advance Notice Provisions is intended as a summary only and does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of the Vista Gold Articles, which contain the full text of the Advance Notice Provisions, and which are available on SEDAR+ at www.sedarplus.ca and Vista Gold’s website at www.vistagold.com.
In addition to satisfying the foregoing requirements under the Vista Gold Articles and the BCBCA, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees for the annual meeting must provide notice that sets forth the information required by Rule 14a-19 under the U.S. Exchange Act no later than February 27, 2027, unless the date of our 2027 annual meeting has changed by more than 30 calendar days from this year’s annual meeting in which case such notice will be due on the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made.
Multiple Shareholders Sharing the Same Address
The regulations regarding the delivery of copies of proxy statements and accompanying materials to Shareholders permit Vista Gold and brokerage firms to send one proxy statement and accompanying materials to multiple Shareholders who share the same address under certain circumstances. Shareholders who hold their shares through a broker may have consented to reducing the number of copies of materials delivered to their address. In the event that a Shareholder wishes to revoke such a consent previously provided to a broker, the Shareholder must contact the broker to revoke the consent. In any event, if a Shareholder wishes to receive a separate information circular and accompanying materials for the Meeting, the Shareholder may receive copies by contacting the Corporate Secretary of Vista Gold at 8310 S. Valley Highway, Suite 300, Englewood, Colorado 80112 or by calling (720) 981-1185. Shareholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting Vista Gold in the same manner. Persons holding Vista Shares through a broker can request a single copy by contacting the broker.

PART IV — APPROVALS
Board of Directors’ Approval
The contents and the sending of this Circular have been approved by the Board.
/s/ Tracy A. Stevenson Board Chair Vista Gold Corp. [ ], 2026

PART V — CONSENTS OF FINANCIAL ADVISORS
Consent of CIBC World Markets Inc.
We refer to the full text of the written opinion of CIBC World Markets Inc. (“CIBC”, “we” or “us”), dated as of September 19, 2026 (the “CIBC Opinion”), which we prepared for the exclusive benefit and use of the board of directors (the “Board”) of Vista Gold Corp. (“Vista Gold”) (in its capacity as such), in connection with the proposed arrangement involving Vista Gold and Artemis Gold Inc. (“Artemis Gold”), as described in the Notice of Special Meeting and Management Information and Proxy Circular of Vista Gold, dated [           ], 2026 (the “Circular”).
We hereby consent to (i) the references to our firm name and to the CIBC Opinion contained in the Circular under the headings “Summary Information — Reasons for Recommendation of the Special Committee and the Board”, “Summary Information — Opinions of Financial Advisors”, “Part I — The Arrangement — Reasons for Recommendation of the Special Committee and the Board”, “Part I — The Arrangement — Opinions of Financial Advisors — Opinion of CIBC” and “Part I — The Arrangement — Experts” and to the inclusion of the full text of the CIBC Opinion as Appendix F to the Circular. The CIBC Opinion was given as at September 19, 2026, and was based upon, and remains subject to, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by CIBC as set forth in the CIBC Opinion. In providing such consent, we do not intend that any person other than the Board of Vista Gold (in its capacity as such) shall be entitled to rely upon our opinion.
(signed) CIBC WORLD MARKETS INC.
[           ], 2026
Consent of ATB Capital Markets Corp.
We hereby consent to the inclusion of our opinion letter, dated September 19, 2026, to the Board of Directors of Vista Gold as Appendix G to, and reference to such opinion letter under the headings “Glossary of Terms”, “Summary Information — Opinions of Financial Advisors”, “Part I — The Arrangement — Reasons for Recommendation of the Special Committee and the Board”, “Part I — The Arrangement — Opinions of Financial Advisors — Opinion of ATB Cormark” and “Part I — The Arrangement — Experts” in, the Management Information and Proxy Circular, dated [           ], 2026, of Vista Gold relating to the Plan of Arrangement involving Vista Gold and Artemis Gold Inc. Our opinion was given on September 19, 2026, subject to the assumptions, limitations, qualifications and other matters contained therein. In providing our consent, we do not intend that any person other than the Board of Directors of Vista Gold shall be entitled to rely upon our opinion.
(signed) ATB CAPITAL MARKETS CORP.
[           ], 2026

APPENDIX A
ARRANGEMENT RESOLUTION
BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:
A.
The arrangement (as it may be modified or amended, the “Arrangement”) under Division 5 of Part 9 of the Business Corporations Act (British Columbia) involving Vista Gold Corp. (the “Company”) and its securityholders, all as more particularly described and set forth in the plan of arrangement (as it may be modified or amended, the “Plan of Arrangement”) attached as Appendix D to the Management Information and Proxy Circular and Proxy Statement of the Company dated [         ], 2026 (the “Information Circular”), is hereby authorized, approved and agreed to.

B.
The Arrangement Agreement dated September 20, 2026 among the Company and Artemis Gold Inc., as it may be amended from time to time (the “Arrangement Agreement”), the actions of the directors of the Company in approving the Arrangement and the Arrangement Agreement and the actions of the directors and officers of the Company in executing and delivering the Arrangement Agreement and causing the performance by the Company of its obligations thereunder are hereby confirmed, ratified, authorized and approved.

C.
The Company be and is hereby authorized to apply for a final order from the Supreme Court of British Columbia (the “Court”) to approve the Arrangement on the terms set forth in the Arrangement Agreement and the Plan of Arrangement (as they may be amended, modified or supplemented and as described in the Information Circular).

D.
Notwithstanding that this resolution has been passed (and the Arrangement approved and agreed to) by shareholders of the Company or that the Arrangement has been approved by the Supreme Court of British Columbia, the directors of the Company are hereby authorized and empowered without further approval of any shareholders of the Company (i) to amend the Arrangement Agreement or the Plan of Arrangement to the extent permitted by the Arrangement Agreement or Plan of Arrangement and (ii) not to proceed with the Arrangement at any time prior to the Effective Time (as defined in the Arrangement Agreement).

E.
Any one director or officer of the Company is hereby authorized, empowered and instructed, acting for, in the name and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise, and to deliver or to cause to be delivered, all such other documents and to do or to cause to be done all such other acts and things as in such person’s opinion may be necessary or desirable in order to carry out the intent of the foregoing paragraphs of these resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document or the doing of such act or thing.

A-1

APPENDIX A-1
ADVISORY COMPENSATION RESOLUTION
BE IT RESOLVED, ON AN ADVISORY NON-BINDING BASIS THAT:
A.
The shareholders of Vista Gold Corp. (the “Company”) approve, on a non-binding advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Arrangement, as disclosed pursuant to Item 402(t) of Regulation S-K under the heading “Part I — The Arrangement — Interests of Certain Persons or Companies in the Arrangement” (which disclosure includes the compensation table and related narrative disclosures required pursuant to Item 402(t) of Regulation S-K).

A-1-1

APPENDIX B
INTERIM ORDER
See attached.

B-1

APPENDIX C
NOTICE OF HEARING OF PETITION
See attached.

C-1

APPENDIX D
PLAN OF ARRANGEMENT
PLAN OF ARRANGEMENT
UNDER THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)
ARTICLE 1
INTERPRETATION
Section 1.1   Definitions
In this Plan of Arrangement, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the respective meanings set out below and grammatical variations of those terms shall have corresponding meanings:
“Arrangement” means the arrangement pursuant to the provisions of Division 5 of Part 9 of the BCBCA, on the terms and conditions set out in this Plan of Arrangement, subject to any amendments or variations thereto made in accordance with Section 8.8 of the Arrangement Agreement or Article 5 of this Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably;
“Arrangement Agreement” means the arrangement agreement dated September 20, 2026 between the Company and the Purchaser, including the schedules thereto, as the same may be, amended, supplemented, restated or otherwise modified from time to time in accordance with its terms;
“Arrangement Resolution” means the special resolution approving this Plan of Arrangement to be considered and, if thought fit, passed by Shareholders at the Company Meeting;
“BCBCA” means the Business Corporations Act (British Columbia), S.B.C. 2002, c.57, as amended, and the regulations made thereunder;
“Business Day” means a day other than a Saturday, a Sunday or any other day on which major banks are closed for business in Vancouver, British Columbia or Darwin, Australia;
“Canadian Taxpayer” means a Person who is resident or who is or was employed in Canada, in each case, for purposes of the Tax Act;
“Common Shares” means the common shares in the capital of the Company and includes, for greater certainty, any Common Shares issued upon the valid exercise or settlement of any Convertible Securities;
“Company” means Vista Gold Corp., a corporation existing under the laws of the Province of British Columbia;
“Company Meeting” means the special meeting of the Shareholders, including any adjournment or postponement thereof in accordance with the terms of the Arrangement Agreement, to be called and held in accordance with the Interim Order for the purpose of, among other things, considering and, if thought advisable, approving the Arrangement Resolution;
“Consideration” means the consideration to be received pursuant to this Plan of Arrangement in respect of each Common Share that is issued and outstanding immediately prior to the Effective Time, consisting of 0.0966 of a Purchaser Share;
“Consideration Shares” means the Purchaser Shares to be issued as Consideration pursuant to the Arrangement;
“Convertible Securities” means the DSUs and the RSUs;
“Court” means the Supreme Court of British Columbia;
“Depositary” means Computershare Trust Company of Canada, or any other depositary or trust company, bank or financial institution as the Purchaser may appoint to act as depositary with the approval of the Company, acting reasonably;

“Dissent Rights” has the meaning ascribed thereto in Section 4.1;
“Dissenting Shares” means the Common Shares held by Dissenting Shareholders in respect of which such Dissenting Shareholders have given Notice of Dissent;
“Dissenting Shareholder” means a registered Shareholder as of the record date of the Company Meeting who has duly and validly exercised the Dissent Rights in respect of the Arrangement Resolution in strict compliance with Sections 237 to 247 of the BCBCA, as modified by Section 4.1, the Interim Order, the Final Order, or any other order of the Court, and who has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights, but only in respect of the Common Shares in respect of which Dissent Rights are duly and validly exercised by such registered Shareholder;
“DSU” means the outstanding deferred share units of the Company issued pursuant to and/or governed by the DSU Plan;
“DSU Consideration” means with respect to each DSU, one Common Share;
“DSU Holder” means a holder of DSUs;
“DSU Plan” means the Deferred Share Unit Plan of the Company, dated March 13, 2019;
“Effective Date” means the date on which the Arrangement Agreement becomes effective as set out in Section 2.8 of the Arrangement Agreement;
“Effective Time” means 12:01 a.m. (Vancouver time) on the Effective Date or such other time as the Company and the Purchaser may agree upon in writing before the Effective Date;
“Exchange Ratio” means 0.0966 of a Purchaser Share for each Common Share;
“Final Order” means the final order of the Court pursuant to Section 291 of the BCBCA, after being informed of the intention to rely upon the exemption from the registration requirements under Section 3(a)(10) of the U.S. Securities Act with respect to the issuance of and distribution of the Consideration Shares and the Replacement RSUs, and after a hearing considering, amongst other things, the procedural and substantive fairness of the terms and conditions of the Arrangement, in form and substance acceptable to the Company and the Purchaser, each acting reasonably, approving the Arrangement, as such order may be affirmed, amended, modified, supplemented or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, as affirmed or amended on appeal (provided that any such amendment is acceptable to both the Company and the Purchaser, each acting reasonably), unless such appeal is withdrawn, abandoned or denied;
“Former Shareholders” means the holders of Common Shares immediately prior to the time at which Section 3.1(e) hereof occurs;
“Governmental Authority” means any international, multinational, national, federal, provincial, territorial, state, regional, municipal, local or other government or governmental body and any division, agent, official, agency, commission, board or authority of any government, governmental body, quasi-governmental or private body (including the TSX, TSXV, NYSE American or any other stock exchange) exercising any statutory, regulatory, expropriation or taxing authority under the authority of any of the foregoing and any domestic, foreign or international judicial, quasi-judicial or administrative court, tribunal, commission, board, panel or arbitrator acting under the authority of any of the foregoing;
“holder”, when used with reference to any securities of the Company, means the holder of such securities shown from time to time in the central securities register maintained by or on behalf of the Company in respect of such securities, or the beneficial holder, as the context requires;
“Interim Order” means the interim order of the Court pursuant to Section 291 of the BCBCA, after being informed of the intention to rely upon the exemption from the registration requirements under Section 3(a)(10) of the U.S. Securities Act with respect to the issuance and distribution of the Consideration Shares and the Replacement RSUs, to be issued following the application therefor submitted to the Court as contemplated by Section 2.2 of the Arrangement Agreement, in form and substance acceptable to the Company and the Purchaser, each acting reasonably, providing for, among other things, declarations and directions in respect of the notice to be given in respect of, and the calling and holding of the Company Meeting, as such order may be affirmed, amended, modified, supplemented or varied by the Court with the consent of both the Company and the Purchaser, each acting reasonably;
“Letter of Transmittal” means the letter of transmittal to be sent to the registered Shareholders for use in connection with the Arrangement;
“Liens” means any mortgage, hypothec, prior claim, lease, sublease, easement, encroachment, servitude, lien, pledge, assignment for security, security interest, option, right of first offer or first refusal or other charge or encumbrance of any kind;
“LTIP” means the Long Term Equity Incentive Plan of the Company, as adopted on May 3, 2010, as amended May 6, 2015, May 2, 2019, and March 5, 2023;
“Notice of Dissent” means a notice of dissent duly and validly given by a registered Shareholder exercising Dissent Rights as contemplated in the Interim Order and as described in Article 4;
“NYSE American” means the NYSE American Stock Exchange;
“Parties” means the parties to the Arrangement Agreement and “Party” means any one of them;
“person” includes an individual, sole proprietorship, corporation, body corporate, incorporated or unincorporated association, syndicate or organization, partnership, limited partnership, limited liability company, unlimited liability company, joint venture, joint stock company, trust, natural person in his or her capacity as trustee, executor, administrator or other legal representative, a government or Governmental Authority or other entity, whether or not having legal status;
“Plan of Arrangement” means this plan of arrangement as amended, modified or supplemented from time to time in accordance with Article 6 or at the direction of the Court in the Final Order, with the consent of the Company and the Purchaser, each acting reasonably;
“Purchaser” means Artemis Gold Inc., a corporation existing under the laws of the Province of British Columbia;
“Purchaser Shares” means common shares in the capital of the Purchaser;
“Registered Shareholder” means a registered holder of Common Shares as recorded in the shareholder register of the Company;
“Replacement RSU” means a restricted share unit issued by the Purchaser which, upon vesting, entitles the holder thereof to a certain number of Purchaser Shares as determined in accordance with Section 3.1(e);
“RSU” means the outstanding restricted share units of the Company issued pursuant to and/or governed by the LTIP and the applicable RSU Agreement;
“RSU Agreement” means a restricted share unit award agreement pursuant to which the Company has granted one or more RSUs pursuant to the LTIP;
“RSU Holder” means a holder of RSUs;
“Securityholders” means, collectively, the Shareholders, the DSU Holders and the RSU Holders;
“Shareholder” means a holder of one or more Common Shares;
“Stretch Component RSU” means an RSU that is described as forming part of, or otherwise represents, a stretch component in the underlying RSU Agreement;
“Tax” or “Taxes” means, with respect to any person, (a) any and all taxes, dues, duties, rates, imposts, fees, levies, other assessments, tariffs, charges or obligations of the same or similar nature, however denominated, imposed, assessed or collected by any Governmental Authority, including all income taxes, including any tax on or based on net income, gross income, income as specifically defined, earnings, gross receipts, capital gains, profits, business royalty or selected items of income, earnings or profits, and specifically including any supranational, national, federal, provincial, state, territorial, county, municipal, local or foreign taxes, state profit share taxes, windfall or excess profit taxes, capital taxes, royalty taxes, production taxes, payroll taxes, health taxes, employment taxes, employer health taxes, withholding taxes, global minimum or “Pillar 2” taxes, sales taxes, use taxes, goods and services taxes, harmonized sales taxes, custom duties, value added taxes, ad valorem taxes, excise taxes, alternative or add-on minimum taxes, franchise taxes, gross receipts taxes, licence taxes, occupation taxes, real and personal property taxes, stamp taxes, anti-dumping taxes, countervailing taxes, occupation taxes, environment taxes, transfer taxes, and employment or unemployment insurance premiums, social insurance premiums and worker’s compensation premiums and government pension plan premiums and contributions, and other taxes, fees, imposts, assessments or charges of any kind whatsoever; (b) any interest, penalties, additional taxes, fines and other charges and additions that may become payable on or in respect of amounts of the type described in clause (a) above or this clause (b); (c) any liability for the payment of any amounts of the type described in clauses (a) or (b) as a result of being a member of an affiliated, consolidated, combined or unitary group for any period or by virtue of any statute; and (d) any liability for the payment of any amounts of the type described in clauses (a) or (b) as a result of any express or implied obligation to indemnify any other person or as a result of being a transferee or successor in interest to any party;
“Tax Act” means the Income Tax Act (Canada);
“TSX” means the Toronto Stock Exchange;
“TSXV” means the TSX Venture Exchange;
“U.S. Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder; and
“Vested RSU Consideration” means with respect to each vested RSU, one Common Share.
Any capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Arrangement Agreement. In addition, words and phrases used herein and defined in the BCBCA and not otherwise defined herein or in the Arrangement Agreement shall have the same meaning herein as in the BCBCA unless the context otherwise requires.
Section 1.2   Interpretation Not Affected by Headings, etc.
The division of this Plan of Arrangement into Articles, Sections, paragraphs and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an “Article”, “Section” or “paragraph” followed by a number and/or a letter refer to the specified Article, Section or paragraph of this Plan of Arrangement.
Section 1.3   Number, Gender and Persons
In this Plan of Arrangement, unless the context otherwise requires, words used herein importing the singular include the plural and vice versa, words importing the use of any gender shall include all genders and neuter and the word person and words importing persons shall include a natural person, firm, trust, partnership, association, corporation, joint venture or government (including any governmental agency, political subdivision or instrumentality thereof) and any other entity or group of persons of any kind or nature whatsoever.
Section 1.4   Date of Any Action
In the event that any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day.
Section 1.5   Time
Time shall be of the essence in every matter or action contemplated hereunder. All times expressed herein or in any letter of transmittal contemplated herein are local time (Vancouver, British Columbia) unless otherwise stipulated herein or therein.

Section 1.6   Currency
Unless otherwise stated, all references in this Plan of Arrangement to sums of money are expressed in lawful money of Canada.
Section 1.7   Governing Law
This Plan of Arrangement shall be governed, including as to validity, interpretation and effect, by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.
Section 1.8   Statutes
Any reference in this Plan of Arrangement to a statute refers to such statute and all rules, resolutions and regulations made or promulgated under it, as it or they may have been or may from time to time be amended or re-enacted, unless stated otherwise.
ARTICLE 2
EFFECT OF THE ARRANGEMENT
Section 2.1   Arrangement Agreement
This Plan of Arrangement constitutes an arrangement under Division 5 of Part 9 of the BCBCA and is made pursuant to, is subject to the provisions of, and forms a part of the Arrangement Agreement, except in respect of the sequence of the steps comprising the Arrangement, which shall occur in the order set forth herein. If there is any conflict between the provisions of this Plan of Arrangement and the provisions of the Arrangement Agreement regarding the Arrangement, the provisions of this Plan of Arrangement shall govern.
Section 2.2   Binding Effect
This Plan of Arrangement and the Arrangement will become effective, and be binding upon the Purchaser, the Company, the Shareholders (including Dissenting Shareholders), the DSU Holders and the RSU Holders, the registrar and transfer agent of the Company, the Depositary and all other persons, at and after, the Effective Time on the Effective Date, in each case without any further act or formality required on the part of any person, except as expressly provided herein.
ARTICLE 3
ARRANGEMENT
Section 3.1   The Arrangement
Commencing at the Effective Time on the Effective Date, each of the events set out below shall occur and be deemed to occur in the following sequence, in each case, unless stated otherwise, effective as at one minute intervals starting at the Effective Time, without any further authorization, act or formality of or by the Company, the Purchaser or any other person:
(a)
each of the Dissenting Shares held by Dissenting Shareholders in respect of which Dissent Rights have been duly and validly exercised (and the right of such Dissenting Shareholder to dissent with respect to such shares has not terminated or ceased to apply with respect to such shares) shall, without any further act or formality by or on behalf of a Dissenting Shareholder, be deemed to have been transferred to the Company in consideration for a debt claim against the Company for the amount determined under Article 4, and:

(i)
such Dissenting Shareholders shall cease to be the holders of such Dissenting Shares and to have any rights as holders of such Dissenting Shares other than the right to be paid fair value by the Company (to the extent available with Company funds not directly or indirectly provided by Purchaser and its affiliates) for such Dissenting Shares as set out in Section 4.1;

(ii)
such Dissenting Shareholders’ names shall be removed as the holders of such Dissenting Shares from the register of Common Shares maintained by or on behalf of the Company; and

(iii)
the Company shall be deemed to be the transferee of such Dissenting Shares free and clear of all Liens, and shall be entered in the register of Common Shares maintained by or on behalf of the Company.

(b)
notwithstanding the terms and conditions of the DSU Plan or any agreements or other arrangements relating to the DSUs, each DSU (whether vested or unvested) that is outstanding immediately prior to the Effective Time shall be deemed to be fully vested and transferred by the DSU Holder to the Company and cancelled in consideration for the issuance by the Company of the DSU Consideration, subject to applicable Tax withholdings and other source deductions pursuant to Section 5.3, and thereafter: (i) each DSU Holder shall cease to be the holder thereof and to have any rights as holder of a DSU and such DSU shall be immediately cancelled; (ii) the name of each such DSU Holder shall be removed from the register of the DSU Holders maintained by or on behalf of the Company; (iii) each such former holder of a DSU shall be deemed to be the holder of a Common Share comprising such DSU Consideration, subject to Section 5.3 (notwithstanding that no certificates or DRS statements shall be issued with respect to such Common Share) and shall be entered in the register of the Common Shares maintained by or on behalf of the Company; and (iv) the DSU Plan shall be terminated immediately and be of no further effect, and the termination and payout described in this section shall, if necessary and permissible, be treated as a plan termination of the DSU Plan and any other deferred compensation plan required to be aggregated with the DSU Plan pursuant to US Treasury Regulation Section 1.409A-3(j)(4)(ix)(B). Notwithstanding the foregoing, with respect to any DSU that constitutes nonqualified deferred compensation subject to Section 409A of the U.S. Internal Revenue Code and that is not permitted to be paid as described in the immediately preceding sentence without triggering a tax under Section 409A of the U.S. Internal Revenue Code, such holder shall receive the DSU Consideration (or the equivalent in Purchaser Shares) at the earliest time permitted under this Agreement and the terms of the corresponding award that will not trigger a tax under Section 409A of the U.S. Internal Revenue Code;

(c)
notwithstanding the terms and conditions of the LTIP or any agreements or other arrangements relating to the RSUs, each vested RSU that is outstanding immediately prior to the Effective Time shall be transferred by the RSU Holder to the Company and cancelled in consideration for the issuance by the Company of the Vested RSU Consideration, subject to applicable Tax withholdings and other source deductions pursuant to Section 5.3, and thereafter: (i) each such RSU Holder shall cease to be the holder thereof and to have any rights as holder of a vested RSU and such vested RSU shall be immediately cancelled; (ii) the name of each such RSU Holder (other than to the extent such RSU Holders holds unvested RSUs) shall be removed from the register of the RSU Holders maintained by or on behalf of the Company; and (iii) each such former holder of a vested RSU shall be deemed to be the holder of a Common Share comprising such Vested RSU Consideration, subject to Section 5.3 (notwithstanding that no certificates or RSU statements shall be issued with respect to such Common Shares) and shall be entered in the register of the Common Shares maintained by or on behalf of the Company;

(d)
notwithstanding the terms and conditions of the LTIP or any agreements or other arrangements relating to the RSUs, each unvested Stretch Component RSU held by the RSU Holder that is outstanding immediately prior to the Effective Time shall be deemed to be transferred by such RSU Holder to the Company for no consideration, and thereafter: (i) each such RSU Holder shall cease to be the holder thereof and to have any rights as holder of a Stretch Component RSU and such RSU shall be immediately cancelled; and (ii) the name of each such RSU Holder (other than to the extent such RSU Holder holds unvested RSUs which are not unvested Stretch Component RSUs) shall be removed from the register of the RSU Holders maintained by or on behalf of the Company;

(e)
notwithstanding the terms and conditions of the LTIP or any agreements or other arrangements relating to the RSUs, each unvested RSU held by the RSU Holder (other than an unvested Stretch Component RSU) that is outstanding immediately prior to the Effective Time shall be deemed to be transferred by such RSU Holder to the Company in exchange for the issuance by Purchaser of a Replacement RSU (the “RSU Exchange”). The number of Purchaser Shares subject to each Replacement RSU shall be equal to (rounded down to the nearest whole number): (i) the Exchange

Ratio multiplied by (ii) the number of Company Shares subject to all outstanding unvested RSUs (other than any unvested Stretch Component RSUs) held by the RSU Holder immediately prior to the Effective Time that are subject to the same RSU Agreement. If a RSU Holder holds unvested RSUs (other than any unvested Stretch Component RSUs) immediately prior to the Effective Time pursuant to more than one RSU Agreement, the RSU Exchange shall occur separately for all unvested RSUs (other than any unvested Stretch Component RSUs) subject to the same RSU Agreement. Following the RSU Exchange, (i) each such RSU Holder shall cease to be the holder thereof and to have any rights as holder of an unvested RSU and such RSU shall be immediately cancelled; and (ii) the name of each such RSU Holder shall be removed from the register of the RSU Holders maintained by or on behalf of the Company. Each Replacement RSU shall be governed by the terms and conditions of the LTIP which, prior to the exchange, governed the unvested RSU that was exchanged for such Replacement RSU and any RSU Agreement pursuant to which such unvested RSU was granted (including, but not limited to, the term to expiry and the applicable vesting conditions and schedule, except that, if an unvested RSU that was exchanged for a Replacement RSU was subject to performance conditions, prior to the RSU Exchange such unvested RSU shall be deemed to have satisfied the applicable target performance conditions set forth in the applicable RSU Agreement at 100% of the target, and each such Replacement RSU shall vest accordingly at the applicable vesting date, subject to the RSU Holder’s continued employment up to such vesting date in accordance with the terms of the LTIP and the applicable RSU Agreement), each as may be amended from time to time, with any adjustment deemed to be made thereto as are necessary to ensure consistency with the provisions of this Section 3.1, including that any references in the LTIP and the RSU Agreements to the Company, the board of directors of the Company, or the Company Shares shall be read as references to Purchaser, its board of directors, and the Purchaser Shares. Notwithstanding the foregoing, with respect to any unvested RSUs (other than any unvested Stretch Component RSUs) held by a Canadian Taxpayer, it is intended that the provisions of subsection 7(1.4) of the Tax Act (and any corresponding provision of provincial or territorial tax legislation) shall apply to such exchange of unvested RSUs and, if and to the extent determined by the Purchaser to be necessary for such provision to apply, the number of Purchaser Shares subject to the Replacement RSU held by the RSU Holder (as otherwise determined) will be decreased (and will be deemed always to have been decreased) such that the aggregate fair market value of the Purchaser Shares subject to the Replacement RSU held by the RSU Holder immediately after the exchange does not exceed the aggregate fair market value of the Company Shares subject to the unvested RSUs held by such RSU Holder (otherwise determined) that are exchanged for such Replacement RSU immediately before the exchange; and
(f)
each outstanding Common Share (other than Dissenting Shares held by any Dissenting Shareholders in respect of which Dissent Rights have been validly exercised and Common Shares held by the Purchaser or any of its affiliates immediately before the Effective Time) will, without further act or formality by or on behalf of the holder of such Common Shares, be irrevocably assigned and transferred by the holder thereof to the Purchaser (free and clear of all Liens) in exchange for the Consideration subject to Section 3.3 and Article 5, and, upon such exchange:

(i)
the holders of such Common Shares shall cease to be the holders thereof and to have any rights as holders of such Common Shares other than the right to receive the Consideration from the Purchaser in accordance with this Plan of Arrangement;

(ii)
such Former Shareholders’ names shall be removed from the register of the Common Shares maintained by or on behalf of the Company;

(iii)
the Purchaser shall be deemed to be the transferee and the legal and beneficial holder of such Common Shares (free and clear of all Liens) and shall be entered as the registered holder of such Common Shares in the register of the Common Shares maintained by or on behalf of the Company; and

(iv)
each Former Shareholder shall be entered into the register of Purchaser Shares maintained by or on behalf of the Purchaser in respect of the Consideration Shares deliverable to such Former Shareholder pursuant to this Section 3.1(e).

The exchanges and cancellations provided for in this Section 3.1 will be deemed to occur at or following the Effective Time as provided for in this Section 3.1, notwithstanding that certain procedures related thereto are not completed until after the Effective Date.
Section 3.2   Post Effective Time Procedures
(1)
Following the receipt of the Final Order and prior to the Effective Date, the Purchaser shall deliver or arrange to be delivered to the Depositary sufficient Purchaser Shares required to be issued to Former Shareholders, in accordance with the provisions of Section 3.1(e) hereof, which Purchaser Shares shall be held by the Depositary as agent and nominee for such Former Shareholders for distribution to such Former Shareholders (or, for greater certainty, to give effect to any withholding or remittance obligations in respect of taxes pursuant to Section 5.3 hereof) in accordance with the provisions of Article 5 hereof.

(2)
Subject to the provisions of Article 5 hereof, and upon return of a properly completed Letter of Transmittal by a registered Former Shareholder together with certificates representing Common Shares and such other documents as the Depositary may require, Former Shareholders shall be entitled to receive delivery of the Purchaser Shares to which they are entitled pursuant to Section 3.1(e) hereof.

Section 3.3   No Fractional Shares
In no event shall any holder of Common Shares (including any former holder of DSUs or RSUs) be entitled to a fractional Purchaser Share. Where the aggregate number of Purchaser Shares to be issued to a person as consideration under or as a result of this Arrangement would result in a fraction of a Purchaser Share being issuable, the number of Purchaser Shares to be received by such Securityholder shall be rounded down to the nearest whole Purchaser Share and no person will be entitled to any compensation in respect of a fractional Purchaser Share.
Section 3.4   U.S. Securities Act Exemption
Notwithstanding any provision herein to the contrary, the Purchaser and the Company agree that this Plan of Arrangement will be carried out with the intention that all Consideration Shares and Replacement RSUs issued on completion of this Plan of Arrangement will be issued by the Purchaser in reliance on the exemption from the registration requirements of the U.S. Securities Act as provided by Section 3(a)(10) thereof.
ARTICLE 4
DISSENT RIGHTS
Section 4.1   Rights of Dissent
Registered Shareholders as of the record date of the Company Meeting may exercise dissent rights (“Dissent Rights”) with respect to all Common Shares held by such holders in connection with the Arrangement pursuant to and in strict compliance with the procedures set forth in Sections 237 to 247 of the BCBCA, as modified by this Section 4.1, the Interim Order, the Final Order and any other order of the Court; provided that notwithstanding Section 242(1)(a) of the BCBCA, the written notice setting forth the objection of such Registered Shareholder to the Arrangement Resolution referred to in Section 242(1)(a) of the BCBCA must be received by the Company not later than 5:00 p.m. (Vancouver time) on the Business Day that is two (2) Business Days before the date of the Company Meeting (as it may be adjourned or postponed from time to time). Registered Shareholders as of the record date of the Company Meeting who duly and validly exercise their Dissent Rights shall be deemed to have transferred the Dissenting Shares held by them in respect of which Dissent Rights have been duly and validly exercised to the Company free and clear of all Liens (other than the right to be paid fair value for such Dissenting Shares as set out in this Section 4.1, as provided in Section 3.1(a), and if they:
(a)
are ultimately entitled to be paid fair value for such Dissenting Shares: (i) shall be deemed not to have participated in the transactions in Article 3 (other than Section 3.1(a)); (ii) will be entitled to be paid the fair value of such Dissenting Shares by the Company (to the extent available with Company funds not directly or indirectly provided by Purchaser and its affiliates and less any applicable withholdings pursuant to Section 5.3), which fair value, notwithstanding anything to the contrary contained in the BCBCA, shall be the fair value of such Dissenting Shares as of the close of business on the day before the Arrangement Resolution was adopted; and (iii) will not be entitled to any other payment or consideration, including any payment or consideration that would be payable under the Arrangement had such holders not exercised their Dissent Rights in respect of such Common Shares; or
(b)
are ultimately not entitled, for any reason, to be paid fair value for such Dissenting Shares, shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting holder of Common Shares and shall be entitled to receive only the consideration such holder would have received pursuant to the Arrangement if such holder had not exercised Dissent Rights.

Section 4.2   Recognition of Dissenting Shareholders
(1)
In no circumstances shall the Purchaser or the Company or any other person be required to recognize a person exercising Dissent Rights: (a) unless such person is the registered holder of those Common Shares as of the record date of the Company Meeting in respect of which such rights are sought to be exercised; (b) if such person has voted or instructed a proxy holder to vote such Common Shares in favor of the Arrangement Resolution; or (c) unless such person has strictly complied with the procedures for exercising Dissent Rights and does not withdraw such exercise of Dissent Rights prior to the Effective Time.

(2)
Holders of Common Shares who withdraw, or are deemed to withdraw, their right to exercise Dissent Rights shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting holder of Common Shares and shall be entitled to receive only the consideration such holder would have received pursuant to the Arrangement if such holder had not exercised Dissent Rights.

(3)
For greater certainty, in addition to any other restrictions pursuant to Sections 237 to 247 of the BCBCA or in the Interim Order, none of the following shall be entitled to exercise Dissent Rights: (a) a DSU Holder or RSU Holder in respect of such holder’s DSUs and/or RSUs, as applicable; (b) Shareholders who vote or have instructed a proxyholder to vote such Common Shares in favour of the Arrangement Resolution; and (c) any other person who is not a Registered Shareholder as of the record date of the Company Meeting.

(4)
For greater certainty, in no case shall the Purchaser or the Company or any other person be required to recognize Dissenting Shareholders as holders of Common Shares after the completion of the transfer under Section 3.1(a), and the names of such Dissenting Shareholders shall be removed from the central securities register maintained by or on behalf of the Company in respect of the Common Shares as holders of such Common Shares at the same time as the event described in Section 3.1(a) occurs.

ARTICLE 5
CERTIFICATES AND PAYMENTS
Section 5.1   Payment of Consideration
(1)
As soon as practicable following the later of the Effective Date and the surrender to the Depositary for cancellation of a certificate or direct registration statement (“DRS”) advice statement that immediately prior to the Effective Time represented one (1) or more outstanding Common Shares (other than Common Shares in respect of which Dissent Rights have been validly exercised and not withdrawn), together with a duly completed and executed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, the Former Shareholders represented by such surrendered certificate or DRS advice statement shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such holder following the Effective Time on the Effective Date, or make available for pick up at its offices during normal business hours, a certificate, holding statement or DRS advice statement representing the Consideration Shares that such holder is entitled to receive in accordance with Section 3.1 hereof, less any amounts withheld, if any, pursuant to Section 5.3, and any certificate or DRS advice statement representing such Common Shares so surrendered shall forthwith be cancelled.

(2)
Until surrendered as contemplated by this Section 5.1, each certificate which immediately prior to the Effective Time on the Effective Date represented Common Shares (other than Common Shares in respect of which Dissent Rights have been validly exercised and not withdrawn) will be deemed after the Effective Time on the Effective Date to represent only the right to receive from the Depositary upon such surrender a certificate representing the Consideration Shares that the holder of such certificate is entitled to receive in accordance with Section 3.1 hereof, less any amounts withheld, if any, pursuant to Section 5.3. Any such certificate formerly representing Common Shares not duly surrendered on or before the sixth anniversary of the Effective Date shall cease to represent a claim by or interest of any Former Shareholder of any kind or nature against or in the Company or the Purchaser. On such date, all certificates representing the Common Shares shall be deemed to have been surrendered to the Company and the Consideration to which such Former Shareholder was entitled, together with any entitlements to dividends, distributions and interest thereon, shall be deemed to have been surrendered to the Company or any successor thereof for no consideration.
(3)
Any issuance or delivery of the Consideration Shares by the Depositary pursuant to this Plan of Arrangement that has been returned to the Depositary or that otherwise remains unclaimed, in each case, on or before the sixth (6th) anniversary of the Effective Date, and any right or claim to payment of Consideration hereunder that remains outstanding on the sixth anniversary of the Effective Date, shall cease to represent a right or claim of any kind or nature and the right of the holder to receive the Consideration for the Common Shares pursuant to this Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to the Company or any successor thereof for no consideration.

(4)
Following the Effective Time, no holder of Common Shares, DSUs or RSUs, shall be entitled to receive any consideration or entitlement with respect to such Common Shares, DSUs or RSUs, other than any consideration or entitlement to which such holder is entitled to receive in accordance with Section 3.1, Section 3.2, this Section 5.1 and the other terms of this Plan of Arrangement, in each case subject to Section 5.3 hereof, and, for greater certainty, no such holder will be entitled to receive any interest, dividends, premium or other payment in connection therewith, other than any declared but unpaid dividends.

Section 5.2   Loss of Certificates
In the event any certificate or DRS advice statement which immediately prior to the Effective Time represented any outstanding Common Shares which were exchanged or transferred in accordance with Section 3.1 has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Former Shareholder, the Depositary will deliver to such person or make available for pick up at its offices in exchange for such lost, stolen or destroyed certificate, a certificate representing the Purchaser Shares which the Former Shareholder is entitled to receive pursuant to Section 3.1 hereof in accordance with such holder’s Letter of Transmittal. When authorizing such payment in relation to any lost, stolen or destroyed certificate, the Former Shareholder will, as a condition precedent to the delivery of such Consideration, give a bond satisfactory to the Company, the Purchaser and the Depositary (each acting reasonably) in such sum as the Purchaser and the Depositary may direct or otherwise indemnify the Company and the Purchaser in a manner satisfactory to the Company and the Purchaser against any claim that may be made against the Company or the Purchaser with respect to the certificate alleged to have been lost, stolen or destroyed.
Section 5.3   Withholding Rights
(1)
The Company, the Purchaser and the Depositary, as applicable, shall be entitled to deduct or withhold, or direct any other person to deduct or withhold on their behalf, from any Consideration or amount otherwise payable or deliverable to any Securityholder and any other person under this Plan of Arrangement (including, without limitation, any payments to Dissenting Shareholders), such amounts as the Company, the Purchaser or the Depositary, as the case may be, may reasonably determine is required to be deducted or withheld, or, in the case of the Purchaser or the Depositary, or in the case of the Company in respect of Dissenting Shares transferred to it under Section 3.1(a), is otherwise liable to pay under Subdivision 14-D of Schedule 1 to the Taxation Administration Act 1953 (AUS) (the “TAA”) (“Subdivision 14-D”), with respect to such amount otherwise payable or deliverable under any provision of Laws in respect of Taxes. To the extent that amounts are so deducted or withheld in accordance with Section 5.3, such deducted or withheld amounts shall be treated for all purposes hereof as having been paid to the person, in respect of which such deduction or withholding was made on account of the obligation to make payment to such person hereunder, provided that such deducted or withheld amounts are actually remitted to the appropriate Governmental Authority, by or on behalf of the Company, the Purchaser or the Depositary, as the case may be. Each Party and the Depositary, as applicable, are hereby authorized to sell or otherwise dispose of such portion of any Consideration Shares or other security deliverable to such person as is necessary to provide sufficient funds to the Company, the Purchaser or the Depositary, as the case may be, to enable it to comply with such deduction or withholding requirement or fund any liability under Subdivision 14-D, and the Company, the Purchaser or the Depositary, as applicable, shall notify the holder thereof and remit the applicable portion of the net proceeds of such sale (after deduction of all fees, commissions or costs in respect of such sale) to the appropriate Governmental Authority and shall remit to such person any unapplied balance of the net proceeds of such sale. Any sale will be made at prevailing market prices and none of the Company, the Purchaser or the Depositary shall be under any obligation to obtain or indemnify any Securityholder in respect of a particular price for the Consideration Shares so sold.
(2)
Notwithstanding the entitlement of the Purchaser and the Depositary under Section 5.3(1), neither the Purchaser nor the Depositary shall deduct or withhold any amount under Subdivision 14-D from any consideration or amount otherwise payable or deliverable to a Shareholder in connection with the Arrangement, where each of the following requirements are met:

(a)
that Shareholder is covered by one or more of the following:

(i)
the Shareholder, together with any “associates” of the Shareholder (as that term “associate” is defined in section 318 of the Income Tax Assessment Act 1936 (AUS)), did not hold 10% or more of the Common Shares at any of the following times:

(A)
the time of the completion of the Arrangement; and

(B)
throughout a 12-month period that began no earlier than 24 months before the completion of the Arrangement and ended no later than that time;

(ii)
the Shareholder has made, and the Purchaser or the Depositary (as applicable) has received from that Shareholder prior to completion of the Arrangement, a valid declaration given under subsection 14-225(2) of Schedule 1 to the TAA (a “Non-IARPI Declaration”) to the effect that, for the relevant period covering the date of signing of the Arrangement Agreement through to the date of completion of the Arrangement, the Common Shares held by the Shareholder are membership interests but not indirect Australian real property interests as that term is defined in section 855-25 of the Income Tax Assessment Act 1997 (AUS) and, where the completion of the Arrangement occurs on or after 1 October 2026 or otherwise on or after the commencement of Schedule 2 to the Treasury Laws Amendment (Strengthening Accountability for Tax Adviser Misconduct and Other Measures) Act 2026 (AUS), the Shareholder has also satisfied each of the following requirements:

(A)
the Shareholder has given to the Commissioner of Taxation in Australia a notice under subsection 14-226(1) in Schedule 1 to the TAA in respect of the Non-IARPI Declaration, in the approved form and within the time period required by subsections 14-210(4) and (5) in Schedule 1 to the TAA; and

(B)
the Shareholder has given to the Purchaser or Depositary (as applicable) a valid declaration under subsection 14-225(2A) of Schedule 1 to the TAA in relation to the notice referred to in paragraph (A) above (confirming that the notice has been given to the Commissioner of Taxation in Australia and specifying the day on which the notice was given), prior to the completion of the Arrangement; or

(iii)
the Shareholder has made, and the Purchaser or Depositary (as applicable) has received, from that Shareholder prior to completion of the Arrangement a valid declaration given under subsection 14-225(1) of Schedule 1 to the TAA (a “Residency Declaration”) to the effect that, for the relevant period covering the date of signing of the Arrangement Agreement through to the date of completion of the Arrangement, the Shareholder is and will be an Australian resident for the purposes of Australian Laws on Taxes.

(b)
in the case where Section 5.3(2)(a)(i) is applicable in respect of a Shareholder (and Section 5.3(2)(a)(ii) and Section 5.3(2)(a)(iii) are not applicable in respect of that Shareholder), the following requirements are met:

(i)
at all times throughout the 24 month period prior to completion of the Arrangement, the only shares on issue in the Company are (or were) Common Shares; and

(ii)
there is nothing contained in any confirmation provided by the Australian Taxation Office (“ATO”) prior to completion of the Arrangement in relation to the application of Subdivision 14-D to the Arrangement which indicates that the Purchaser or Depositary (as applicable) is required to pay an amount to the ATO under Subdivision 14-D in respect of consideration otherwise payable or deliverable to that Shareholder or deduct or withhold an amount under Subdivision 14-D from any consideration or amount otherwise payable or deliverable to that Shareholder in connection with the Arrangement.

(c)
at no time during the period starting when the Purchaser or the Depositary (as applicable) is given a Non-IARPI Declaration or Residency Declaration by a Shareholder and ending immediately before the Purchaser becomes the owner of the Common Shares, does the Purchaser or the Depositary (as applicable) know, or could reasonably be expected to know, that such a declaration is false; and

(d)
where a Non-IARPI Declaration or Residency Declaration referred to in Section 5.3(2)(a)(ii) or Section 5.3(2)(a)(iii) was given more than six (6) months before the completion of the Arrangement, the Shareholder has given, a further declaration (on the same terms and covering a specified period of no longer than six months that includes the date of completion of the Arrangement) to the Purchaser or the Depositary (as applicable) prior to the completion of the Arrangement and, in the case where a further Non-IARPI Declaration is provided, the Shareholder has satisfied the requirements referred to in Section 5.3(2)(a)(ii)(A) and Section 5.3(2)(a)(ii)(B) in respect of that further declaration (if required for the Purchaser to rely on that further declaration for the purposes of Subdivision 14-D).

(3)
Where a Shareholder has provided a valid notice of variation given by the Commissioner of Taxation in Australia to that Shareholder under subsection 14-235(2) of Schedule 1 to the TAA (a “Variation Notice”) to the Purchaser or the Depositary (as applicable) prior to the completion of the Arrangement, the Purchaser or the Depositary (as applicable) shall only deduct or withhold the amount (if any) that is specified in, or determined in accordance with, the Variation Notice in respect of that Shareholder, provided that neither the Purchaser nor the Depositary has, at or before the time of the relevant payment or delivery of Consideration, actual knowledge that the Variation Notice has been revoked or varied by the Commissioner of Taxation in Australia. The Purchaser shall notify the Company before determining not to give effect to a Variation Notice as a result of this actual knowledge.

(4)
The Company, the Purchaser and the Depositary, as applicable, shall cooperate and work together on any approach to the ATO regarding the application of Subdivision 14-D to the Arrangement and shall use reasonable efforts to reduce or eliminate any deduction or withholding pursuant to Subdivision 14-D to the Arrangement and the number of Shareholders which shall be required to provide a Non-IARPI Declaration to relieve the Purchaser or Depositary (as applicable) of any obligation under Subdivision 14-D in respect of consideration payable under the Arrangement. The Company and the Purchaser acknowledge and agree to take all actions or refrain from taking any action (including any actions under Section 5.3(1)) as they agree (each acting reasonably) in accordance with any process proposed by the ATO in relation to the application of Subdivision 14-D to the Arrangement. Such actions may include (but are not limited to) the following (subject to, in the case of paragraphs (a) and (c) only, written confirmation from the ATO that such actions are in accordance with the ATO’s proposed process and each of the Company, the Purchaser and the Depositary agreeing (each acting reasonably and in good faith) to take such actions):

(a)
The Company issuing, on behalf of the Purchaser, an explanatory letter (the form and content of which shall be determined by the Company in cooperation with the Purchaser) regarding the application of Subdivision 14-D together with the prescribed form of Non-IARPI Declaration to relevant Shareholders;

(b)
The Purchaser, as soon as possible after the signing of the Arrangement Agreement (for the avoidance of doubt, taking into account any time to comply with Section 5.3(5)), and in any event no later than 28 days before the completion of the Arrangement, making a submission to the ATO seeking confirmation that its proposed approach to withholding under Subdivision 14-D, is reasonable, in conjunction with any supporting information requested by the ATO; and

(c)
The Purchaser and the Depositary, no later than 14 days after the completion of the Arrangement, providing the Commissioner of Taxation in Australia with copies of all Non-IARPI Declarations, Residency Declarations and Variation Notices received in connection with the Arrangement, and providing the Company with a copy of that lodgement.

(5)
The Purchaser and the Depositary agree to provide the Company with a reasonable opportunity to review the form and content of all materials to be provided to the ATO, and must incorporate the Company’s reasonable comments on these materials and more generally take into account, in good faith, the Company’s comments in relation to the engagement with the ATO and provide the Company with a reasonable opportunity to participate in any discussions and correspondence between the Purchaser and the Depositary (as applicable) and the ATO in connection with the application of Subdivision 14-D to the Arrangement, and shall promptly provide the Company with a copy of any response, confirmation or other communication received from the ATO.

(6)
The Company shall provide the Purchaser with such information concerning the Shareholders as is reasonably necessary for the purposes any submissions made to the ATO in relation to the application of Subdivision 14-D to the Arrangement, and the Purchaser shall use that information only for the purposes of this Section 5.3 and shall not disclose it to any person other than the ATO and the Purchaser’s professional advisers.

(7)
Notwithstanding anything contrary in the foregoing sections of this Section 5.3, if the parties have fully complied with any process proposed by the ATO as contemplated by Section 5.3(4), and the Purchaser or Depositary (as applicable) becomes aware of a matter, fact or circumstance (other than a matter, fact or circumstance which the ATO had specific knowledge of and addressed in its confirmation on the basis of a position that is reasonably supportable) which it considers, acting reasonably, requires the Purchaser or Depositary (as applicable) to pay an amount to the ATO under Subdivision 14-D in respect of the Arrangement or deduct or withhold an amount under Subdivision 14-D from any consideration or amount otherwise payable or deliverable to a Shareholder in connection with the Arrangement in a manner that is not consistent with any confirmation provided by the ATO in relation to the application of Subdivision 14-D to the Arrangement:

(a)
the Purchaser or Depositary (as applicable) shall, no later than 10 Business Days prior to the completion of the Arrangement, notify the Company in writing of its reasons and the basis for calculating the amount to be deducted or withheld;

(b)
the Company may provide information or submissions to the Purchaser which the Company considers demonstrates that the relevant amount should not be deducted or withheld, or should be reduced; and

(c)
the Purchaser or Depositary (as applicable) shall consider in good faith any information provided by the Company under Section 5.3(7)(b), but shall have final discretion (acting reasonably) as to the amount (if any) to be deducted or withheld. For the avoidance of doubt, the authorisation under Section 5.3(1) to sell or otherwise dispose of Consideration Shares to fund any deduction or withholding applies to any amount deducted or withheld under this Section 5.3(7).

(8)
In respect of any amount payable by the Company to a Dissenting Shareholder for Dissenting Shares transferred to the Company under Section 3.1(a):

(a)
Sections 5.3(2), and 5.3(3) apply to the Company as if each reference in those provisions to the Purchaser or the Depositary were a reference to the Company, and each reference to a Shareholder were a reference to that Dissenting Shareholder;

(b)
the Company may apply to the Commissioner of Taxation in Australia under section 14-235 of Schedule 1 to the TAA to vary the amount that would otherwise be payable in respect of the

Dissenting Shares, and the Purchaser shall provide such assistance and information as the Company reasonably requests for that purpose; and
(c)
the submission referred to in Section 5.3(4)(b) shall address the position of Dissenting Shareholders, and the Company and the Purchaser shall consult in good faith as to the timing of any payment to a Dissenting Shareholder and of any amount payable to the Commissioner of Taxation in Australia in respect of the Dissenting Shares.

Section 5.4   No Liens
Any exchange or transfer of securities pursuant to this Plan of Arrangement shall be free and clear of any Liens or other claims of third parties of any kind.
Section 5.5   Paramountcy
From and after the Effective Time on the Effective Date: (a) this Plan of Arrangement shall take precedence and priority over any and all Common Shares, DSUs and RSUs issued or outstanding prior to the Effective Time on the Effective Date, (b) the rights and obligations of the Securityholders, the Company, the Purchaser, the Depositary and any transfer agent or other depositary therefor in relation thereto, shall be solely as provided for in this Plan of Arrangement, and (c) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any Common Shares, RSUs and DSUs shall be deemed to have been settled, compromised, released and determined without liability except as set forth in this Plan of Arrangement.
ARTICLE 6
AMENDMENTS
Section 6.1   Amendments to Plan of Arrangement
(1)
The Parties may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment, modification and/or supplement must (i) be set out in writing, (ii) be approved by the Company and the Purchaser, each acting reasonably, (iii) filed with the Court and, if made following the Company Meeting, approved by the Court, and (iv) communicated to the Shareholders if and as required by the Court.

(2)
Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Company or the Purchaser at any time prior to the Company Meeting (provided that the Company or the Purchaser, as applicable, shall have consented thereto) with or without any other prior notice or communication, and if so proposed and accepted by the persons voting at the Company Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

(3)
Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Company Meeting shall be effective only if (i) it is consented to in writing by each of the Company and the Purchaser (in each case, acting reasonably), and (ii) if required by the Court, it is consented to by some or all of the Shareholders voting in the manner directed by the Court.

(4)
Any amendment, modification or supplement to this Plan of Arrangement may be made at any time after receipt of the Final Order but prior to the Effective Time, provided that it concerns a matter which, in the reasonable opinion of the Purchaser and the Company, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the economic interest of any Securityholders, and such amendment, modification or supplement need not be filed with the Court or communicated to Securityholders.

(5)
Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Date unilaterally by the Purchaser, provided that it concerns a matter which, in the reasonable opinion of the Purchaser, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not materially adverse to the financial or economic interest of any Securityholders, and such amendment, modification or supplement need not be filed with the Court or communicated to Securityholders.
ARTICLE 7
FURTHER ASSURANCES
Section 7.1   Further Assurances
Notwithstanding that the transactions and events set out herein will occur and be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the Company and the Purchaser will make, do and execute, or cause to be made, done and executed, any such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order to further document or evidence any of the transactions or events set out herein.

APPENDIX E
ARRANGEMENT AGREEMENT
ARTEMIS GOLD INC.
and
VISTA GOLD CORP.

ARRANGEMENT AGREEMENT
September 20, 2026

SCHEDULES
SCHEDULE A FORM OF PLAN OF ARRANGEMENT
SCHEDULE B ARRANGEMENT RESOLUTION

ARRANGEMENT AGREEMENT
THIS ARRANGEMENT AGREEMENT is made as of September 20, 2026
BETWEEN
ARTEMIS GOLD INC., a corporation existing under the laws of the Province of British Columbia
(the “Purchaser”)
- and -
VISTA GOLD CORP., a corporation existing under the laws of the Province of British Columbia
(the “Company”)
RECITALS:
A.
The Parties are proposing an arrangement involving, among other things, the acquisition by the Purchaser of all of the outstanding Common Shares pursuant to the Arrangement, as provided in this Agreement.

B.
The Board, after receiving the recommendation of the Special Committee, financial and legal advice and the Fairness Opinions, has unanimously determined that the Arrangement is fair to the Shareholders and that the Arrangement is in the best interests of the Company and has unanimously resolved, subject to the terms of this Agreement, to recommend that the Shareholders vote in favour of the Arrangement Resolution.

C.
The Purchaser has entered into the Support Agreements with the Supporting Shareholders.

NOW THEREFORE in consideration of the premises and the covenants and agreements herein contained, the Parties agree as follows:
ARTICLE 1
INTERPRETATION
Section 1.1   Definitions
In this Agreement, unless otherwise defined or expressly stated herein or something in the subject matter or the context is inconsistent therewith:
“Aboriginal Party” has the meaning ascribed thereto in Section 3.1(qq)(i)(B);
“Acceptable Confidentiality Agreement” means a confidentiality agreement between the Company and a third party other than the Purchaser: (a) that is entered into in accordance with Section 5.3 hereof; (b) that contains confidentiality restrictions that are no less favourable to the Company than those set out in the Confidentiality Agreement; (c) that does not permit the third party to acquire any securities of the Company or any of its Subsidiaries; and (d) that contains customary standstill provisions that only permits the third party to, either alone or jointly with others, to make an Acquisition Proposal to the Board that is not publicly announced;
“Acquisition Proposal” means any offer, proposal or inquiry (written or oral) from any person or group of persons after the date of this Agreement relating to: (i) any direct or indirect acquisition, take-over bid, exchange offer, treasury issuance of securities, sale of securities or other transaction by any person or group of persons of voting, equity or other securities of the Company or any of its Subsidiaries (or securities convertible into or exchangeable or exercisable for voting, equity or other securities) that, if consummated, would result in such person or group of persons owning 20% or more of the voting, equity or other securities of the Company or any of its Subsidiaries (assuming, if applicable, the conversion, exchange or exercise of such securities convertible into or exchangeable or exercisable for voting, equity or other securities); (ii) any plan of arrangement, amalgamation, merger, share exchange, consolidation, reorganization, recapitalization, winding up, liquidation, dissolution or other business combination in respect of the Company or any of its Subsidiaries whose assets individually or in the aggregate, constitute 20% or more of the consolidated assets of the Company and its Subsidiaries; (iii) any direct or indirect acquisition or purchase, whether in a single transaction or a series of related transactions, by any person or group of persons of any assets of the Company or any of its Subsidiaries that individually or in the aggregate constitute 20% or more of the consolidated book value of the assets of the Company and its Subsidiaries based on the consolidated financial statements of the Company most recently filed prior to such time as part of the Company Public Disclosure Record; or (iv) any other similar transaction, series of transactions or arrangement having a similar economic effect, involving the Company or any of its Subsidiaries;
“affiliate” and “associate” have the meanings respectively ascribed thereto under the Securities Act;
“Agreement” means this arrangement agreement (including the Schedules attached hereto) as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof;
“Annual Financial Statements” means the audited consolidated financial statements of the Company as at, and for the years ended December 31, 2025, and 2024, including the report of auditor thereon and the notes thereto;
“Arrangement” means an arrangement pursuant to the provisions of Division 5 of Part 9 of the BCBCA, on the terms and conditions set forth in the Plan of Arrangement, subject to any amendments or variations made thereto in accordance with the terms of this Agreement or made at the direction of the Court in the Interim Order or the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably;
“Arrangement Resolution” means the special resolution approving the Plan of Arrangement to be considered and, if thought fit, passed by Shareholders at the Company Meeting substantially in the form and content of Schedule B hereto, as required by the Interim Order and the BCBCA;
“ATO” has the meaning ascribed thereto in Section 2.11(2)(b)(ii);
“BCBCA” means the Business Corporations Act (British Columbia), S.B.C. 2002, c.57, as amended, and the regulations made thereunder;
“Board” means the board of directors of the Company;
“Board Recommendation” has the meaning ascribed thereto in Section 2.4(3);
“Business Day” means a day other than a Saturday, a Sunday or any day on which major banks are closed for business in Vancouver, British Columbia or Darwin, Australia;
“Canadian Securities Laws” means the Securities Act and all other applicable Canadian provincial and territorial securities Laws;
“Collective Agreements” means collective agreements or similar union agreements relating to employment matters and related documents including benefit agreements, letters of understanding, letters of intent and other written communications by which the Company or any of its Subsidiaries is bound or which impose any obligations upon the Company or any of its Subsidiaries or set out the understanding of the parties or an interpretation with respect to the meaning of any provisions of such collective agreements;
“Common Shares” means the common shares in the capital of the Company;
“Company Circular” means the notice of meeting and accompanying management information circular and proxy statement (including all schedules, appendices and exhibits thereto, and information incorporated by reference) to be sent to the Shareholders in connection with the Company Meeting, including any amendments or supplements thereto in accordance with the terms of this Agreement;
“Company Contractor” means the third-party independent contractors of the Company and its Subsidiaries;

“Company Disclosure Letter” means the disclosure letter dated the date hereof regarding this Agreement that has been executed by the Company and delivered to the Purchaser with this Agreement;
“Company Employees” means the officers and employees of the Company and its Subsidiaries;
“Company Meeting” means the special meeting of the Shareholders, including any adjournment or postponement thereof in accordance with the terms of this Agreement, to be called and held in accordance with the Interim Order for the purpose of considering and, if thought advisable, approving the Arrangement Resolution;
“Company Property” means the mining tenements, approvals and other similar interests comprising the Mt. Todd Gold Project, located in the Northern Territory, Australia, in each case, as described in Section 3.1(t) of the Company Disclosure Letter;
“Company Public Disclosure Record” means all documents filed by or on behalf of the Company on SEDAR+ or with the SEC on EDGAR since January 1, 2025, and prior to the date hereof that are publicly available on the date hereof;
“Company Shareholder Approval” has the meaning ascribed thereto in Section 2.2(c);
“Confidentiality Agreement” means, collectively, (i) the confidentiality agreement dated December 16, 2024, and (ii) the confidentiality agreement dated April 30, 2026, each between the Company and the Purchaser;
“Consideration” means the consideration to be received pursuant to the Plan of Arrangement in respect of each Common Share that is issued and outstanding immediately prior to the Effective Time, consisting of 0.0966 of a Purchaser Share;
“Consideration Shares” means the Purchaser Shares to be issued as Consideration pursuant to the Arrangement;
“Contract” means any contract, agreement, license, franchise, lease, arrangement, commitment, understanding, joint venture, partnership, note, instrument, or other right or obligation (whether written or oral) to which a Party or any of its Subsidiaries is a party or by which the Party or any of its Subsidiaries is bound or affected or to which any of their respective properties or assets is subject;
“Court” means the Supreme Court of British Columbia;
“D&O Indemnified Parties” has the meaning ascribed thereto in Section 4.10;
“Data Room” means the documents contained in the virtual data room established by the Company as at 5:00 p.m. (Vancouver time) on September 20, 2026;
“Depositary” means Computershare Trust Company of Canada, or any other depositary or trust company, bank or financial institution as the Purchaser may appoint to act as depositary with the approval of the Company, acting reasonably;
“Dissent Rights” has the meaning ascribed thereto in Section 1.1 of the Plan of Arrangement;
“DSU” means the outstanding deferred share units of the Company issued pursuant to and/or governed by the DSU Plan, as listed in Section 3.1(e)(vi) of the Company Disclosure Letter;
“DSU Holder” means a holder of DSUs;
“DSU Plan” means the Deferred Share Unit Plan of the Company, dated March 13, 2019;
“EDGAR” means the Electronic Data, Gathering, Analysis, and Retrieval system promulgated by the SEC.
“Effective Date” has the meaning ascribed thereto in Section 1.1 of the Plan of Arrangement;
“Effective Time” has the meaning ascribed thereto in Section 1.1 of the Plan of Arrangement;

“Employee Plans” means all benefit, bonus, incentive, profit sharing, termination, change of control, pension, retirement, savings, stock option, stock purchase, stock appreciation, phantom stock, health, welfare, medical, dental, disability, life insurance and similar plans, programmes, arrangements or practices relating to the current or former employees, officers or directors of the Company or any of its Subsidiaries, sponsored or funded by the Company or any of its Subsidiaries, under which the Company or any of its Subsidiaries has any liability, contingent or otherwise, other than benefit plans established pursuant to statute;
“Environment” means the natural environment (including soil, land surface or subsurface strata, surface water, groundwater, sediment, ambient air (including all layers of the atmosphere), organic and inorganic matter and living organisms, including public health) and all sewer systems;
“Environmental Approvals” means all Permits issued pursuant to any Environmental Law;
“Environmental Laws” means Laws regulating or relating to reclamation or restoration of properties; use and development; abatement of pollution and contamination; protection of the Environment; protection of biodiversity and wildlife, including endangered species; processing, distribution, use, handling, transport, management, treatment, storage, disposal or control of, or exposure to, Hazardous Substances; Releases or threatened Releases of Hazardous Substances and Remedial Actions;
“Fairness Opinions” means the opinions of the Financial Advisor and Opinion Provider that, as of the date of such opinions and based upon and subject to the assumptions, limitations and qualifications set forth therein, the consideration to be received by the Shareholders under the Arrangement is fair, from a financial point of view, to the Shareholders;
“Final Order” means the final order of the Court pursuant to Section 291 of the BCBCA, after being informed of the intention to rely upon the exemption from the registration requirements under Section 3(a)(10) of the U.S. Securities Act with respect to the issuance and distribution of the Consideration Shares and the Replacement RSUs, and after a hearing considering, amongst other things, the procedural and substantive fairness of the terms and conditions of the Arrangement, in form and substance acceptable to the Company and the Purchaser, each acting reasonably, approving the Arrangement, as such order may be affirmed, amended, modified, supplemented or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, as affirmed or amended on appeal (provided that any such amendment is acceptable to both the Company and the Purchaser, each acting reasonably), unless such appeal is withdrawn, abandoned or denied;
“Financial Advisor” means CIBC World Markets Inc.;
“Financial Statements” means, collectively, the Annual Financial Statements and the Interim Financial Statements;
“FIRB Approval” means the Treasurer of the Commonwealth of Australia or its delegate has either (a) provided written notice that there is no objection under the Foreign Acquisitions and Takeovers Act 1975 (Cth) to the proposed transactions contemplated by this Agreement that give rise to ‘notifiable actions’ or ‘notifiable national security actions’, with the notice of no objection being either unconditional or subject only to: (i) any of the ‘example’ tax conditions contemplated in Part D of the Australian Department of Treasury’s Guidance Note 12 ‘Tax Conditions’ (as last updated on 27 May 2025); or (ii) conditions which are reasonably acceptable to the Purchaser, or (b) become precluded from exercising any power to make an order under Division 2 of Part 3 of the Foreign Acquisitions and Takeovers Act 1975 (Cth) in respect of the proposed transactions contemplated by this Agreement that give rise to ‘notifiable actions’ or ‘notifiable national security actions’;
“Governmental Authority” means any international, multinational, national, federal, provincial, territorial, state, regional, municipal, local or other government or governmental body and any division, agent, official, agency, commission, board or authority of any government, governmental body, quasi-governmental or private body (including the TSX, TSXV, NYSE American or any other stock exchange) exercising any statutory, regulatory, expropriation or taxing authority under the authority of any of the foregoing and any domestic, foreign or international judicial, quasi-judicial or administrative court, tribunal, commission, board, panel or arbitrator acting under the authority of any of the foregoing;
“Hazardous Substances” means any substance, material or waste that is regulated, prohibited, listed, defined, designated or classified as hazardous, dangerous, radioactive, or toxic or a pollutant or a contaminant under or pursuant to, any applicable Environmental Laws;
“holder”, when used with reference to any securities of the Company, means the holder of such securities shown from time to time in the central securities register maintained by or on behalf of the Company in respect of such securities, or the beneficial holder, as the context requires;
“IFRS” means International Financial Reporting Standards as incorporated in the Handbook of the Canadian Institute of Chartered Accountants, at the relevant time applied on a consistent basis;
“Interim Financial Statements” means the unaudited condensed consolidated financial statements of the Company as at, and for the three and six months ended June 30, 2026, and June 30, 2025, including the notes thereto;
“Interim Order” means the interim order of the Court pursuant to Section 291 of the BCBCA, after being informed of the intention to rely upon the exemption from the registration requirements under Section 3(a)(10) of the U.S. Securities Act with respect to the issuance and distribution of the Consideration Shares and the Replacement RSUs, to be issued following the application therefor submitted to the Court as contemplated by Section 2.2, in form and substance acceptable to the Company and the Purchaser, each acting reasonably, providing for, among other things, declarations and directions in respect of the notice to be given in respect of, and the calling and holding of the Company Meeting, as such order may be affirmed, amended, modified, supplemented or varied by the Court with the consent of both the Company and the Purchaser, each acting reasonably;
“Joint Venture” means a joint venture, partnership or other similar arrangement, whether in corporate, partnership, contractual or other legal form, in which a Party or any of its Subsidiaries directly or indirectly holds voting shares, equity interests or other rights of participation but which is not a subsidiary of such Party, and any subsidiary of any such entity;
“Key Regulatory Approvals” means the FIRB Approval and the NT Ministerial Consent;
“Laws” means all laws, statutes, treaties, conventions, codes, ordinances (including zoning), decrees, rules, regulations, by-laws, notices, judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, injunctions, orders, decisions, settlements, writs, assessments, arbitration awards, rulings, determinations or awards, decrees or policies, guidelines, protocols or other requirements of any Governmental Authority having the force of law and any legal requirements arising under the common law or principles of law or equity, and the term “applicable” with respect to such Laws and, in the context that refers to any person, means such Laws as are applicable at the relevant time or times to such person or its business, undertaking, property or securities and emanate from a Governmental Authority having jurisdiction over such person or its business, undertaking, property or securities;
“Letter of Intent” means the letter of intent dated August 28, 2026 between the Company and the Purchaser;
“Liens” means any mortgage, hypothec, prior claim, lease, sublease, easement, encroachment, servitude, lien, pledge, assignment for security, security interest, option, right of first offer or first refusal or other charge or encumbrance of any kind;
“Litigation” has the meaning ascribed thereto in Section 4.1(n);
“LTIP” means the Long Term Equity Incentive Plan of the Company, as adopted on May 3, 2010, as amended May 6, 2015, May 2, 2019, and March 5, 2023;
“Matching Period” has the meaning ascribed thereto in Section 5.4(1)(e);
“Material Adverse Effect” means any fact, state of facts, change, effect, event, circumstance, occurrence or development that individually or in the aggregate with other such facts, state of facts, changes, effects, events, circumstances, occurrences or developments, is or would reasonably be expected to be material and adverse to the business, operations, results of operations, capitalization, assets, properties, liabilities (including any contingent liabilities), or condition (financial or otherwise) of the Company and its Subsidiaries, on a consolidated basis, except any such fact, state of facts, change, effect, event, circumstance, occurrence or development resulting from:
(a)
any change, development or condition in or relating to political, economic or financial or capital market conditions, whether globally or in Canada;

(b)
any change or proposed change in Law or U.S. GAAP or the interpretation, application or non-application of any Law;

(c)
any change affecting the mining industry as a whole;

(d)
any epidemic, pandemic, disease outbreak, other health crisis or public health event including any worsening or re-occurrence thereof;

(e)
any natural disaster, armed hostilities, war or act of terrorism;

(f)
any change in currency exchange, interest or inflation rates;

(g)
any change in the market price of gold;

(h)
the failure in and of itself, of the Company to meet any internal or published projections, forecasts, guidance or estimates (it being understood that the causes underlying such failure may be taken into account in determining whether a Material Adverse Effect has occurred to the extent not otherwise excluded from the definition of Material Adverse Effect):

(i)
any action taken (or omitted to be taken) (i) at the written request, or with the prior written consent, of the Purchaser or (ii) as required by Law;

(j)
a change in the market price or trading volume of the Common Shares (it being understood that any cause underlying such change in market price or trading volume may be taken into account in determining whether a Material Adverse Effect has occurred); or

(k)
the public announcement of the execution of this Agreement or the transactions contemplated hereby or the performance of any obligation hereunder including any loss or threatened loss of, or adverse change or threatened adverse change in, the relationship of the Company or any of its Subsidiaries with any of its current or prospective employees, lenders, shareholders, suppliers or other business partners;

provided, however, that each of clauses (a) through (g) above shall not apply to the extent that any of the changes, developments, conditions or occurrences referred to therein disproportionately materially adversely affect the Company and its Subsidiaries in comparison to other comparable persons who operate in the industry in which the Company and its Subsidiaries operate and provided further, however, that references in certain sections of this Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretive for purposes of determining whether a Material Adverse Effect has occurred;
“Material Company Contract” means any Contract of the Company or any of its Subsidiaries: (i) that if terminated or modified or if it ceased to be in effect, would reasonably be expected to have a Material Adverse Effect; (ii) relating directly or indirectly to the guarantee of any liabilities or obligations or to indebtedness for borrowed money; (iii) under which indebtedness of the Company or any of its Subsidiaries for borrowed money is outstanding or may be incurred or pursuant to which any property or asset of the Company or any of its Subsidiaries is mortgaged, pledged or otherwise subject to a Lien securing indebtedness; (iv) restricting the incurrence of indebtedness by the Company or any of its Subsidiaries (including by requiring the granting of an equal and rateable Lien) or the incurrence of any Liens on any properties or assets of the Company or any of its Subsidiaries, or restricting the payment of dividends by the Company or any of its Subsidiaries; (v) under which the Company or any of its Subsidiaries is obligated to make or expects to receive payments in excess of US$500,000 over the remaining term, or under which the Company or any of its Subsidiaries is obligated to make payments in excess of US$500,000 for a period of more than twelve (12) months without an ability to cancel such Contract after an initial twelve (12) month period has passed; (vi) providing for the establishment, investment in, organization or formation of any Joint Venture, strategic relationship, alliance agreement, limited liability company or partnership; (vii) other than the Support Agreements, any shareholders or stockholders agreements, registration rights agreements, voting trusts, proxies or similar agreements, arrangements or commitments with respect to any shares or other equity interests of the Company or any of its Subsidiaries or any other Contract relating to disposition, voting or dividends with respect to any shares or other equity securities of the Company or any of its Subsidiaries; (viii) that creates an exclusive dealing arrangement or right of first offer or refusal or similar rights or terms to any person; (ix) providing for change in control payments; (x) with a Governmental Authority or with any first nations or aboriginal group; (xi) providing for the purchase, sale or exchange of, or option to purchase, sell or exchange, any property or asset where the purchase or sale price or agreed value or fair market value of such property or asset exceeds US$500,000; (xii) that limits or restricts in any material respect (A) the ability of the Company or any of its Subsidiaries to engage in any line of business or carry on business in any geographic area, or (B) the scope of persons to whom the Company or any of its Subsidiaries may sell or acquire assets, products or deliver or obtain services; (xiii) providing for a royalty, streaming or similar arrangement or economically equivalent arrangement in respect of the Company Property; (xiv) which contains a standstill or similar provision restricting the ability of the Company or any of its Subsidiaries to offer to purchase or purchase the assets or equity securities of another person and that is material to the Company; (xv) that provides for indemnification by the Company or any of its Subsidiaries or the assumption of any material Tax, environmental, or other liability of any person; (xvi) that is material to the Company and related to the Project Facilities or the operation of, or the exploitation, extraction, development or production of gold from, the Company Property; or (xvii) that is otherwise material to the Company;
“material fact” has the meaning attributed to such term under the Securities Act;
“Material Purchaser Contract” means any Contract of the Purchaser or any of the Purchaser Subsidiaries that if terminated or modified or if it ceased to be in effect would reasonably be expected to have a Purchaser Material Adverse Effect;
“MD&A” means the management discussion and analysis filed in conjunction with the Financial Statements and included in the Company Public Disclosure Record or Purchaser Public Disclosure Record, as applicable;
“MI 61-101” means Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions;
“Misrepresentation” has the meaning attributed to such term under the Securities Act and, with respect to the Company Circular, any proxy statement or any filing with the SEC, includes any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading under Section 14(a) of the U.S. Exchange Act and Rule 14a-9 thereunder;
“Money Laundering Laws” has the meaning ascribed thereto in Section 3.1(n)(iii);
“Native Title Act” means the Native Title Act 1993 (Cth);
“NI 43-101” means National Instrument 43-101 — Standards of Disclosure for Mineral Projects;
“NI 52-110” means National Instrument 52-110 — Audit Committees;
“Non-IARPI Declaration” has the meaning ascribed thereto in Section 2.11(2)(a)(ii);
“NT Consent Agreement” means the agreement between Vista Gold Australia Pty Ltd and the Northern Territory of Australia dated March 1, 2006, as amended or supplemented;
“NT Ministerial Consent” means the consent of the responsible Minister of the Northern Territory of Australia required pursuant to clause 19 of the NT Consent Agreement in connection with the Arrangement and the acquisition by the Purchaser of the Common Shares;

“NYSE American” means the NYSE American Stock Exchange;
“OHSA” shall have the meaning ascribed thereto in Section 3.1(aa);
“Opinion Provider” means ATB Capital Markets Corp.;
“Options” means the options to purchase Common Shares issued pursuant to and/or governed by the Stock Option Plan;
“ordinary course of business”, or any similar reference, means, with respect to an action taken or to be taken by any person, that such action is consistent with the past practices of such person and is taken in the ordinary course of the normal day-to-day business and operations of such person and, in any case, is not unreasonable or unusual in the circumstances of such case in the context of the provisions of this Agreement;
“Outside Date” means April 15, 2027 or such later date as may be agreed to in writing by the Parties; provided that if the Effective Date has not occurred by April 15, 2027 as a result of the failure to obtain any of the Key Regulatory Approvals, then either Purchaser or Company may elect by notice in writing delivered prior to April 15, 2027, to extend such date from time to time by a specified period of not less than 30 days if the Party so extending the Outside Date reasonably believes that the Key Regulatory Approvals (as applicable) are capable of being obtained prior to the Outside Date, as it may be so extended, and provided that in aggregate such extensions shall not exceed 60 days from April 15, 2027;
“Parties” means the parties to this Agreement and “Party” means any one of them;
“Permit” means any lease, license, permit, certificate, consent, decree, order, direction, grant, approval, classification, registration, waiver, exemption, agreement or other authorization of or from any Governmental Authority;
“Permitted Liens” means, as of any particular time and in respect of the Company or any of its Subsidiaries, any one or more of the following, provided that, individually or in the aggregate, none of the following materially and adversely affects the business, operations, financial condition or assets of the Company and its Subsidiaries, taken as a whole, or, in the case of real property, the current or contemplated use, occupancy, utility or value of the applicable real property: (i) Liens for Taxes which are not delinquent or that are being contested in good faith and that have been adequately reserved on such Party’s financial statements; (ii) Liens of contractors, subcontractors, mechanics, materialmen, carriers, workmen, suppliers, warehousemen, repairmen and similar Liens granted or which arise in the ordinary course of business; (iii) Liens arising under or in connection with zoning, building codes and other land use Laws regarding the use or occupancy of such real property or the activities conducted thereon which are imposed by any Governmental Authority; (iv) the right reserved to or vested in any Governmental Entity by any statutory provision or by the terms of any lease, license, franchise, grant, authorization or Permit of the Company or any of its Subsidiaries, to terminate any such lease, license, franchise, grant, authorization or Permit, or to require annual or other payments as a condition of their continuance; (v) easements, rights-of-way, encroachments, restrictions, covenants, conditions and other similar matters; or (vi) Liens listed in Section 1.1 of the Company Disclosure Letter.
“person” includes an individual, sole proprietorship, corporation, body corporate, incorporated or unincorporated association, syndicate or organization, partnership, limited partnership, limited liability company, unlimited liability company, joint venture, joint stock company, trust, natural person in his or her capacity as trustee, executor, administrator or other legal representative, a government or Governmental Authority or other entity, whether or not having legal status;
“Plan of Arrangement” means the plan of arrangement substantially in the form and content set out in Schedule A hereto, as amended, modified or supplemented from time to time in accordance with Article 6 of the Plan of Arrangement or at the direction of the Court in the Final Order, with the consent of the Company and the Purchaser, each acting reasonably;
“Pre-Acquisition Reorganization” has the meaning ascribed thereto in Section 4.5(1);
“Proceedings” has the meaning ascribed thereto in Section 3.1(p);

“Project Facilities” means the processing plant, mill, tailings storage facility, waste rock storage areas, water management infrastructure, and other fixed infrastructure comprising or supporting the Company Property, in each case, as described in Section 3.1(t) of the Company Disclosure Letter;
“Purchaser Annual Financial Statements” means the audited consolidated financial statements of the Purchaser for the financial years ended December 31, 2025 and 2024, including the report of auditor thereon and the notes thereto;
“Purchaser Board” means the board of directors of the Purchaser;
“Purchaser Disclosure Letter” means the disclosure letter dated the date hereof regarding this Agreement that has been executed by the Purchaser and delivered to the Company with this Agreement;
“Purchaser Financial Statements” means, collectively, the Purchaser Annual Financial Statements and the Purchaser Interim Financial Statements;
“Purchaser Interim Financial Statements” means the unaudited consolidated financial statements of the Purchaser as at, and for the three and six months ended June 30, 2026 and June 30, 2025, including the notes thereto;
“Purchaser Material Adverse Effect” means any fact, state of facts, change, effect, event, circumstance, occurrence or development that individually or in the aggregate with other such facts, state of facts, changes, effects, events, circumstances, occurrences or developments, is or would reasonably be expected to be material and adverse to the business, operations, results of operations, capitalization, assets, properties, liabilities (including any contingent liabilities), or condition (financial or otherwise) of the Purchaser and its Subsidiaries, on a consolidated basis, except any such fact, state of facts, change, effect, event, circumstance, occurrence or development resulting from:
(a)
any change, development or condition in or relating to political, economic or financial or capital market conditions, whether globally or in Canada;

(b)
any change or proposed change in Law or IFRS or the interpretation, application or non-application of any Law;

(c)
any change affecting the mining industry as a whole;

(d)
any epidemic, pandemic, disease outbreak, other health crisis or public health event including any worsening or re-occurrence thereof;

(e)
any natural disaster, armed hostilities, war or act of terrorism;

(f)
any change in currency exchange, interest or inflation rates;

(g)
any change in the market price of gold;

(h)
the failure in and of itself, of the Purchaser to meet any internal or published projections, forecasts, guidance or estimates (it being understood that the causes underlying such failure may be taken into account in determining whether a Purchaser Material Adverse Effect has occurred to the extent not otherwise excluded from the definition of Purchaser Material Adverse Effect);

(i)
any action taken (or omitted to be taken) (i) at the written request, or with the prior written consent, of the Company or (ii) as required by Law;

(j)
a change in the market price or trading volume of the Purchaser Shares (it being understood that any cause underlying such change in market price or trading volume may be taken into account in determining whether a Material Adverse Effect has occurred); or

(k)
the public announcement of the execution of this Agreement or the transactions contemplated hereby or the performance of any obligation hereunder, including any loss or threated loss of, or adverse change or threatened adverse change in, the relationship of the Purchaser or any of its Subsidiaries with any of its current or prospective employees, lenders, shareholders, suppliers or other business partners;
provided, however, that each of clauses (a) through (g) above shall not apply to the extent that any of the changes, developments, conditions or occurrences referred to therein disproportionately materially adversely affect the Purchaser in comparison to other comparable persons who operate in the industry in which the Purchaser operates and provided further, however, that references in certain sections of this Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretive for purposes of determining whether a Purchaser Material Adverse Effect has occurred;
“Purchaser Property” means the Blackwater Mine, located in British Columbia, Canada, as described in the Purchaser Public Disclosure Record;
“Purchaser Public Disclosure Record” means all documents filed by or on behalf of the Purchaser on SEDAR+ since January 1, 2025 and prior to the date hereof that are publicly available on the date hereof;
“Purchaser Shares” means common shares in the capital of the Purchaser;
“Purchaser Subsidiaries” means BW Gold Ltd. and 1337890 B.C. Ltd.;
“Regulation 14A” means Regulation 14A promulgated by the SEC under the U.S. Exchange Act;
“Release” means any sudden, intermittent or gradual release, spill, leak, pumping, addition, pouring, emission, emptying, discharge, injection, escape, leaching, disposal, dumping, deposit, spraying, burial, abandonment, incineration, seepage, placement or introduction of a Hazardous Substance, whether accidental or intentional, into the Environment;
“Remedial Action” shall mean any investigation, feasibility study, impact study, risk analysis, monitoring, testing, sampling, removal (including removal of underground storage tanks), restoration, clean-up, remediation, closure, site restoration, remedial response, compensation measure or remedial work, in each case in relation to a breach of an Environmental Law or Environmental Approval or in response to a regulatory notice or dispute with a Governmental Authority or third party;
“Replacement RSU” means a restricted share unit issued by the Purchaser which, upon vesting, entitles the holder thereof to a certain number of Purchaser Shares as determined in accordance with the Plan of Arrangement;
“Representatives” means, in respect of a Party, any officer, director, employee, consultant, representative (including financial, legal or other advisor) or agent of the Party or any of its Subsidiaries;
“Required Regulatory Approvals” means any consent, waiver, permit, exemption, review, order, decision or approval of, or any registration or filing with, any Governmental Authority, or the expiry, waiver or termination of any waiting period imposed by applicable Law or a Governmental Authority, in each case in connection with the Arrangement including, without limitation, the Key Regulatory Approvals, SEC Clearance, any U.S. federal or state securities law exemption or qualification, and the approval of the TSX and the TSXV;
“Residency Declaration” has the meaning ascribed thereto in Section 2.11(2)(a)(iii);
“Returns” means all returns, reports, declarations, elections, notices, filings, forms, statements and other documents (whether in tangible, electronic or other form) and including any amendments, schedules, attachments, supplements, appendices and exhibits thereto, made, prepared, filed or required to be made, prepared or filed by Law in respect of Taxes;
“RSU” means the outstanding restricted share units of the Company issued pursuant to and/or governed by the LTIP, as listed in Section 3.1(e)(v) of the Company Disclosure Letter;
“RSU Holder” means a holder of RSUs;
“S-K 1300” means subpart 1300 of Regulation S-K under the U.S. Securities Act and the U.S. Exchange Act, Disclosure by Registrants Engaged in Mining Operations;

“SEC” means the United States Securities and Exchange Commission;
“SEC Clearance” means the earliest of (a) confirmation from the SEC that the Company Circular is not to be reviewed by the SEC, (b) if the Company has not otherwise been informed by the SEC that the SEC intends to review the Company Circular, the 11th calendar day immediately following the date of filing of the Company Circular (as its preliminary proxy statement) with the SEC, and (c) if the Company receives comments from the SEC with respect to the Company Circular, confirmation from the SEC that it has no further comments on the Company Circular, provided that SEC Clearance will not be deemed to have occurred while the SEC has issued or communicated a stop order, order suspending effectiveness, or unresolved comment or objection that prevents mailing of the Company Circular;
“Securities Act” means the Securities Act (British Columbia) and the rules, regulations and published policies made thereunder;
“Securities Authority” means the British Columbia Securities Commission and any other applicable securities commissions or securities regulatory authority of a province or territory of Canada;
“Securities Laws” means Canadian Securities Laws and U.S. Securities Laws;
“Securityholder” means, collectively, the Shareholders, the DSU Holders and the RSU Holders;
“SEDAR+” means the System for Electronic Data Analysis Retrieval+;
“Shareholder” means a holder of one or more Common Shares;
“Special Committee” means the special committee established by the Board in connection with the transactions contemplated by this Agreement;
“Stock Option Plan” means the stock option plan of the Company, dated April 28, 2026;
“Subdivision 14-D” has the meaning ascribed thereto in Section 2.11(1);
“Subsidiary” means, with respect to a specified entity, any:
(a)
corporation of which issued and outstanding voting securities of such corporation to which are attached more than 50% of the votes that may be cast to elect directors of the corporation (whether or not shares of any other class or classes will or might be entitled to vote upon the happening of any event or contingency) are owned by such specified entity and the votes attached to those voting securities are sufficient, if exercised, to elect a majority of the directors of such corporation;

(b)
partnership, unlimited liability company, joint venture or other similar entity in which such specified entity has more than 50% of the equity interests and the power to direct the policies, management and affairs thereof; and

(c)
a subsidiary (as defined in clauses (a) and (b) above) of any subsidiary (as so defined) of such specified entity;

“Superior Proposal” means any unsolicited bona fide written Acquisition Proposal from a person who is an arm’s length third party of the Company (other than the Purchaser), made after the date of this Agreement, to acquire not less than all of the outstanding Common Shares (other than Common Shares held by the person making the Superior Proposal) or all or substantially all of the assets of the Company on a consolidated basis that:
(a)
complies with Securities Laws and did not result from or involve a breach of this Agreement;

(b)
the Board has determined in good faith, after consultation with its financial advisor and outside legal counsel, that such Acquisition Proposal would, taking into account all of the terms and conditions of such Acquisition Proposal, including all legal, financial, regulatory and other aspects of such Acquisition Proposal and the person making such Acquisition Proposal, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction which is more favourable to the Shareholders from a financial point of view than the Arrangement (taking into account any amendments to this Agreement and the Arrangement proposed by the Purchaser pursuant to Section 5.4);
(c)
is not subject to any financing condition and in respect of which adequate arrangements have been made to ensure that the required funds will be available to effect payment in full for all the Common Shares or assets, as the case may be;

(d)
is not subject to any due diligence or access condition; and

(e)
the Board has determined in good faith, after consultation with its financial advisor and outside legal counsel, is reasonably capable of being completed in accordance with its terms, without undue delay, taking into account all legal, financial, regulatory and other aspects of such Acquisition Proposal and the person making such Acquisition Proposal;

“Superior Proposal Notice” has the meaning ascribed thereto in Section 5.4(1)(c);
“Support Agreements” means the voting and support agreements, including all amendments thereto, between the Purchaser and each of the Supporting Shareholders setting forth the terms and conditions upon which such Supporting Shareholder agrees to vote their Common Shares in favour of the Arrangement resolution;
“Supporting Shareholders” means the persons who are party to the Support Agreements, including, but not limited to each of the Company’s directors and officers;
“Tax” or “Taxes” means, with respect to any person, (a) any and all taxes, dues, duties, rates, imposts, fees, levies, other assessments, tariffs, charges or obligations of the same or similar nature, however denominated, imposed, assessed or collected by any Governmental Authority, including all income taxes, including any tax on or based on net income, gross income, income as specifically defined, earnings, gross receipts, capital gains, profits, business royalty or selected items of income, earnings or profits, and specifically including any supranational, national, federal, provincial, state, territorial, county, municipal, local or foreign taxes, state profit share taxes, windfall or excess profit taxes, capital taxes, royalty taxes, production taxes, payroll taxes, health taxes, employment taxes, employer health taxes, withholding taxes, global minimum or “Pillar 2” taxes, sales taxes, use taxes, goods and services taxes, harmonized sales taxes, custom duties, value added taxes, ad valorem taxes, excise taxes, alternative or add-on minimum taxes, franchise taxes, gross receipts taxes, licence taxes, occupation taxes, real and personal property taxes, stamp taxes, anti-dumping taxes, countervailing taxes, occupation taxes, environment taxes, transfer taxes, and employment or unemployment insurance premiums, social insurance premiums and worker’s compensation premiums and government pension plan premiums and contributions, and other taxes, fees, imposts, assessments or charges of any kind whatsoever; (b) any interest, penalties, additional taxes, fines and other charges and additions that may become payable on or in respect of amounts of the type described in clause (a) above or this clause (b); (c) any liability for the payment of any amounts of the type described in clauses (a) or (b) as a result of being a member of an affiliated, consolidated, combined or unitary group for any period or by virtue of any statute; and (d) any liability for the payment of any amounts of the type described in clauses (a) or (b) as a result of any express or implied obligation to indemnify any other person or as a result of being a transferee or successor in interest to any party;
“TAA” has the meaning ascribed thereto in Section 2.11(1);
“Tax Act” means the Income Tax Act (Canada);
“Termination Fee” has the meaning ascribed thereto in Section 5.6(2);
“Termination Fee Event” has the meaning ascribed thereto in Section 5.6(2);
“Transaction Personal Information” has the meaning ascribed thereto in Section 8.1;
“TSX” means the Toronto Stock Exchange;
“TSXV” means the TSX Venture Exchange;

“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;
“U.S. GAAP” means generally accepted accounting principles in the United States;
“U.S. Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;
“U.S. Securities Laws” means federal and state securities legislation of the United States and all rules, regulations and orders promulgated thereunder; and
“Variation Notice” has the meaning ascribed thereto in Section 2.11(3);
Section 1.2   Currency
Except where otherwise specified, all references to currency herein are to lawful money of the United States and “US$” refers to U.S. dollars and “C$” refers to Canadian dollars.
Section 1.3   Interpretation Not Affected by Headings
The division of this Agreement into Articles and Sections and the insertion of a table of contents and headings are for convenience of reference only and do not affect the construction or interpretation of this Agreement. The terms “this Agreement”, “hereof”, “herein”, “hereunder” and similar expressions refer to this Agreement, including the Schedules hereto, and not to any particular Article, Section or other portion hereof. Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section or Schedule by number or letter or both are to that Article, Section or Schedule in or to this Agreement.
Section 1.4   Knowledge
Any reference in this Agreement to the “knowledge” of the Company, means to the knowledge and information of Frederick H. Earnest, Douglas L. Tober and Tracy A. Stevenson after making reasonable inquiry regarding the relevant matter. Any reference in this Agreement to the “knowledge” of the Purchaser, means to the knowledge and information of Dale Andres, Erik Marchand and Tony Scott after making reasonable inquiry regarding the relevant matter.
Section 1.5   Extended Meanings, Etc.
Unless the context otherwise requires, words importing the singular number only include the plural and vice versa; words importing any gender include all genders. The terms “including” or “includes” and similar terms of inclusion, unless expressly modified by the words “only” or “solely”, mean “including without limiting the generality of the foregoing” and “includes without limiting the generality of the foregoing”. Any Contract, instrument or Law defined or referred to herein means such Contract, instrument or Law as from time to time amended, modified, supplemented or consolidated, including, in the case of Contracts or instruments, by waiver or consent and, in the case of Laws, by succession of comparable successor Laws, and all attachments thereto and instruments incorporated therein and, in the case of statutory Laws, all rules and regulations made thereunder. For greater certainty, any reference to a statute refers to such statute and all rules, resolutions and regulations made under it, as it or they may have been or may from time to time be amended or re-enacted, unless stated otherwise.
Section 1.6   Date of any Action
In the event that any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action will be required to be taken on the next succeeding day which is a Business Day.
Section 1.7   Schedules
The following are the Schedules to this Agreement:
Schedule A — Form of Plan of Arrangement
Schedule B — Arrangement Resolution

ARTICLE 2
THE ARRANGEMENT
Section 2.1   The Arrangement
The Company and the Purchaser agree that the Arrangement will be implemented in accordance with and subject to the terms and conditions of this Agreement and the Plan of Arrangement.
Section 2.2   Interim Order
As promptly as reasonably practicable following the execution of this Agreement, the Company shall apply to the Court in a manner acceptable to the Purchaser, acting reasonably, pursuant to Section 291 of the BCBCA and in cooperation with the Purchaser, to schedule the Interim Order hearing with the Court for a date on or about the fifteenth (15th) calendar day immediately following the date of filing of the Company Circular with the SEC; provided that the Company shall reschedule such hearing if the SEC Clearance is not obtained (or not obtainable) by the third (3rd) business day prior to the date of the hearing; provided further that in the event such hearing is rescheduled, the Company shall use commercially reasonable efforts to reschedule such hearing to occur as soon as reasonably practicable following the receipt of SEC Clearance, in each case subject to the availability of the Court and subject to and in accordance with the requirements of NI 54-101 with respect to the Company Meeting. The Company shall prepare, file and diligently pursue an application for the Interim Order, which shall provide, among other things:
(a)
for the class of persons to whom notice is to be provided in respect of the Arrangement and the Company Meeting and for the manner in which such notice is to be provided;

(b)
for the calling and holding of the Company Meeting for the purpose of considering and, if deemed advisable, approving the Arrangement;

(c)
that the requisite approval for the Arrangement Resolution (collectively, the “Company Shareholder Approval”) shall be the affirmative vote of at least: (i) two-thirds of the votes cast on the Arrangement Resolution by Shareholders present in person or represented by proxy and entitled to vote at the Company Meeting on the basis of one vote per Common Share held; and (ii) to the extent required under Securities Laws, a simple majority of the votes cast on the Arrangement Resolution by the Shareholders present in person or represented by proxy and entitled to vote at the Company Meeting, voting as a single class, excluding, for this purpose, the votes cast by those persons whose votes are required to be excluded pursuant to Section 8.1(2) of MI 61-101 on the basis of one vote for each Common Share held (it being understood that, to the extent required by Section 14A of the U.S. Exchange Act, Regulation 14A, Rule 14a-21 and Item 402(t) of Regulation S-K, the Company Meeting shall include a separate, non-binding advisory vote to approve the golden-parachute compensation disclosed in the Company Circular, which vote shall be separately presented and tabulated and shall not form part of the Company Shareholder Approval or be a condition to, or otherwise affect, approval or completion of the Arrangement);

(d)
that each Shareholder and any other affected person shall have the right to appear before the Court at the hearing of the Court to approve the application for the Final Order so long as they enter a response within a specified reasonable time;

(e)
that, subject to the foregoing and in all other respects, the terms, restrictions and conditions of the Company’s constating documents, including quorum requirements and other matters, shall apply in respect of the Company Meeting;

(f)
that the Parties intend to rely upon the exemption from registration requirements provided by Section 3(a)(10) of the U.S. Securities Act, subject to and conditioned on the Court’s determination that the Arrangement is substantively and procedurally fair and reasonable to the persons entitled to receive Consideration Shares and Replacement RSUs;

(g)
for the grant of the Dissent Rights to those Shareholders who are registered Shareholders as of the record date of the Company Meeting, as contemplated in the Plan of Arrangement;

(h)
that the deadline for the submission of proxies by Shareholders for the Company Meeting shall be 48 hours (excluding Saturdays, Sundays and statutory holidays in Vancouver, British Columbia) prior to the time of the Company Meeting, subject to waiver by the Company in accordance with the terms of this Agreement;

(i)
for the notice requirements with respect to the presentation of the application to the Court for the Final Order;

(j)
that the Company Meeting may be adjourned or postponed from time to time by the Company with the prior written consent of the Purchaser, in accordance with the terms of this Agreement without the need for additional approval of the Court;

(k)
confirmation of the record date for the purposes of determining the Shareholders entitled to receive notice of and to vote at the Company Meeting in accordance with the Interim Order;

(l)
that the record date for the Shareholders entitled to notice of and to vote at the Company Meeting will not change in respect of any adjournment(s) or postponement(s) of the Company Meeting, unless required by Law or with the prior written consent of the Purchaser; and

(m)
for such other matters as the Purchaser or the Company (with the prior written consent of the other, such consent not to be unreasonably withheld or delayed) may reasonably require.

Section 2.3   Company Meeting
(1)
Subject to the receipt of the Interim Order, SEC Clearance and the terms of this Agreement, the Company shall:

(a)
convene and conduct the Company Meeting in accordance with the Interim Order, the Company’s constating documents and applicable Laws as soon as reasonably possible, but in any event within 40 calendar days of receipt of the Interim Order (or such later date as may be agreed to by the Parties in writing), for the purpose of considering the Arrangement Resolution, and not adjourn, postpone or cancel (or propose the adjournment, postponement or cancellation of) the Company Meeting without the prior written consent of the Purchaser, except as required under Section 2.3(1)(l) or Section 5.4(5), or as required for quorum purposes (in which case, the Company Meeting, shall be adjourned and not cancelled) or as required by applicable Law or by a Governmental Authority;

(b)
use its commercially reasonable efforts to, subject to the terms of this Agreement, solicit proxies in favour of the approval of the Arrangement Resolution and against any resolution submitted by any Shareholder that is inconsistent with the Arrangement Resolution and the completion of any of the transactions contemplated by this Agreement, including at the Company’s discretion or if so requested by the Purchaser, acting reasonably, using dealer and proxy solicitation services firms and cooperating with any persons engaged by the Purchaser to solicit proxies in favour of the approval of the Arrangement Resolution and against any resolution submitted by any Shareholder that is inconsistent with the Arrangement Resolution;

(c)
provide the Purchaser with copies of or access to information regarding the Company Meeting generated by any transfer agent, dealer or proxy solicitation services firm, as reasonably requested from time to time by the Purchaser;

(d)
consult with the Purchaser in fixing the date of the Company Meeting and the record date of the Company Meeting, give notice to the Purchaser of the Company Meeting and allow the Purchaser’s Representatives (including its legal counsel) to attend the Company Meeting;

(e)
promptly advise the Purchaser, at such times as the Purchaser may reasonably request and at least on a daily basis on each of the last ten (10) Business Days prior to the date of the Company Meeting, as to the aggregate tally of the proxies received by the Company in respect of the Arrangement Resolution, including the manner in which the applicable securities have been voted;

(f)
promptly, and in any event within 24 hours, advise the Purchaser of any communication (written or oral) from or claims brought by (or, to the knowledge of the Company, threatened to be brought by)

any person in opposition to the Arrangement, written notice of dissent and/or purported exercise or withdrawal of Dissent Rights, and, subject to applicable Laws, provide the Purchaser with an opportunity to review and comment upon any written communications sent by or on behalf of the Company to any such person and to participate in any discussions, negotiations or proceedings involving such person. This Section 2.3(1)(f) shall not apply in respect of a Superior Proposal, for which Section 5.2 shall apply;
(g)
the Company shall not make any payment, settle or compromise, or agree to make any payment, settle or compromise, any such claims or Dissent Rights without the prior written consent of the Purchaser;

(h)
the Company will not recognize any purported notice of exercise of Dissent Rights delivered after the deadline to deliver a notice of exercise of Dissent Rights without the prior written consent of the Purchaser;

(i)
not change the record date for the Shareholders entitled to vote at the Company Meeting in connection with any adjournment or postponement of the Company Meeting unless required by Law or the Interim Order, or with the Purchaser’s prior written consent;

(j)
not, without the prior consent of the Purchaser, waive the deadline for the submission of proxies by Shareholders for the Company Meeting;

(k)
at the reasonable request of the Purchaser from time to time, provide the Purchaser with a list of (i) the registered Shareholders, together with their addresses and respective holdings of Common Shares, (ii) the names, addresses and holdings of all persons having rights issued by the Company to acquire Common Shares (including DSU Holders and RSU Holders), and (iii) participants and book-based nominee registrants such as CDS & Co. (as nominee for The Canadian Depository for Securities Limited), CEDE & Co. (as nominee for The Depository Trust Company), and their respective participants, and non-objecting beneficial owners of Common Shares, together with their addresses and respective holdings of Common Shares, all as can be reasonably obtained by the Company using the procedures set forth under Securities Laws. The Company shall from time to time require that its registrar and transfer agent furnish the Purchaser with such additional information, including updated or additional lists of Shareholders, and lists of securities positions and other assistance as the Purchaser may reasonably request; and

(l)
if the Company Meeting is to be held during a Matching Period, at the request of the Purchaser, adjourn or postpone the Company Meeting to a date specified by the Purchaser that is not later than ten (10) Business Days after the date on which the Company Meeting was originally scheduled and in any event to a date that is not later than five (5) Business Days prior to the Outside Date.

Section 2.4   Company Circular
(1)
The Company shall, as promptly as reasonably practicable, prepare and complete, in consultation with the Purchaser and its legal counsel, the Company Circular together with any other documents required by applicable Laws in connection with the Company Meeting and the Arrangement, and the Company shall, as promptly as reasonably practicable after obtaining the Interim Order and SEC Clearance, cause the Company Circular and such other documents to be filed and sent to each Shareholder and other persons as required by the Interim Order and applicable Laws, in each case so as to permit the Company Meeting to be held by the date specified in Section 2.3(1)(a), provided that the Purchaser shall have complied with Section 2.4(5). No failure to meet a date in this Agreement resulting solely from SEC review, comments or requests shall constitute a breach if the Company is proceeding diligently and the other requirements of this Agreement are being satisfied.

(2)
The Company shall, as promptly as reasonably practicable after the date of this Agreement, prepare and file with the SEC a Company Circular as its preliminary proxy statement, together with all other documents required by the SEC in connection therewith, and shall thereafter use commercially reasonable efforts to respond as promptly as reasonably practicable to any comments of the SEC or its staff thereon and to obtain SEC Clearance as promptly as reasonably practicable. The Company shall promptly notify the Purchaser of, and provide the Purchaser and its legal counsel with copies of, all correspondence (written or oral) between the Company or its Representatives, on the one hand, and the SEC or its staff, on the other hand, relating to the Company Circular, and shall give the Purchaser and its legal counsel a reasonable opportunity to review and comment on any proposed responses to the SEC or its staff prior to filing or submission thereof, and shall give reasonable consideration to any comments made by the Purchaser and its legal counsel. The Purchaser shall provide the Company with all information regarding the Purchaser reasonably requested by the Company or required by the SEC in connection with the foregoing and shall otherwise cooperate with the Company as reasonably requested in connection with obtaining SEC Clearance.
(3)
The Company shall ensure that at the time of mailing thereof, the Company Circular complies in all material respects with applicable Laws, including Regulation 14A of the U.S. Exchange Act, does not contain any Misrepresentation (other than, in each case, with respect to any written information provided by the Purchaser and its representatives for inclusion in the Company Circular, including Purchaser information incorporated by reference in the Company Circular) and provides the Shareholders with sufficient information to permit them to form a reasoned judgement concerning the matters to be placed before the Company Meeting. Without limiting the generality of the foregoing, the Company Circular must include: (a) a copy of the Fairness Opinions, (b) a statement that the Board has received the Fairness Opinions, and has unanimously, after receiving legal and financial advice and the recommendation of the Special Committee, determined that the Arrangement is in the best interests of the Company and unanimously recommends that the Shareholders vote in favour of the Arrangement Resolution (the “Board Recommendation”); (c) a statement that each Supporting Shareholder has agreed to vote all of such Shareholder’s applicable securities in favour of the Arrangement Resolution. and (d) information regarding the Purchaser required by applicable SEC rules to be included in the Company Circular.

(4)
The Company shall give the Purchaser and its legal counsel a reasonable opportunity to review and comment on drafts of the Company Circular and other related documents, and shall give reasonable consideration to any comments made by the Purchaser and its legal counsel, and agrees that all information relating solely to the Purchaser included in the Company Circular and any information describing the terms of the Arrangement and/or the Plan of Arrangement must be in a form and content satisfactory to the Purchaser, acting reasonably.

(5)
The Purchaser shall promptly provide to the Company all necessary information concerning the Purchaser and Purchaser Subsidiaries that is required by Law to be included by the Company in the Company Circular or other related documents to the Company in writing and shall ensure that such information (including with respect to any information incorporated by reference) does not contain any Misrepresentation.

(6)
Each Party shall promptly notify the other Party if, at any time before the Effective Date, it becomes aware (in the case of the Company, only in respect of information relating to the Company and its Subsidiaries and in the case of the Purchaser, only in respect of information relating to the Purchaser and Purchaser Subsidiaries) that the Company Circular or other related documents contain a Misrepresentation or otherwise requires an amendment or supplement. The Parties shall cooperate, in a manner consistent with this Section 2.4 above, in the preparation of any such amendment or supplement as required or appropriate, and the Company shall promptly mail, file or otherwise publicly disseminate any such amendment or supplement to the Shareholders and, if required by the Court or by Law, file the same with the Securities Authorities or any other Governmental Authority as required.

Section 2.5   Final Order
If the Interim Order is obtained and the Arrangement Resolution is passed at the Company Meeting as provided for in the Interim Order, the Company shall take all steps necessary or desirable to submit the Arrangement to the Court and diligently pursue an application for the Final Order pursuant to Section 291 of the BCBCA, as soon as reasonably practicable, but in any event not later than three (3) Business Days after the Arrangement Resolution is passed at the Company Meeting, or such other date as may be agreed to by the Parties in writing, acting reasonably.

Section 2.6   Court Proceedings
Subject to the terms of this Agreement, the Purchaser shall cooperate with, assist and consent to the Company seeking the Interim Order and the Final Order, including by providing the Company on a timely basis any information reasonably required to be supplied by the Purchaser in connection therewith. In connection with all Court proceedings relating to obtaining the Interim Order and the Final Order, the Company shall:
(1)
diligently pursue, and cooperate with the Purchaser in diligently pursuing, the Interim Order and, subject to the approval of the Arrangement Resolution at the Company Meeting, the Final Order;

(2)
provide the Purchaser and its legal counsel with a reasonable opportunity to review and comment upon drafts of all material to be filed with the Court in connection with the Arrangement, and give reasonable and due consideration to all comments of the Purchaser and its legal counsel;

(3)
provide legal counsel to the Purchaser on a timely basis with copies of any notice of appearance, evidence or other documents served on the Company or its legal counsel in respect of the application for the Interim Order or the Final Order or any appeal therefrom, and any notice, written or oral, indicating the intention of any person to appeal, or oppose the granting of, the Interim Order or the Final Order;

(4)
ensure that all material filed with the Court in connection with the Arrangement is consistent in all material respects with the terms of this Agreement and the Plan of Arrangement;

(5)
subject to applicable Laws, not file any material with the Court in connection with the Arrangement or serve any such material, or agree to modify or amend any material so filed or served, except as contemplated by this Agreement or with the Purchaser’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, provided that nothing herein shall require the Purchaser to agree or consent to any increase in, or variation of the form of, the Consideration or other modification or amendment to such filed or served materials that expands or increases the Purchaser’s obligations, or diminishes or limits the Purchaser’s rights, set forth in any such filed or served materials or under this Agreement;

(6)
oppose any proposal from any person that the Final Order contain any provision inconsistent with this Agreement, and if, at any time after the issuance of the Final Order and prior to the Effective Time, the Company is required by the terms of the Final Order or by Law to return to Court with respect to the Final Order, do so only after notice to, and in consultation and cooperation with, the Purchaser; and

(7)
not unreasonably object to legal counsel to the Purchaser making such submissions on the application for the Interim Order and the application for the Final Order as such counsel considers appropriate, acting reasonably; provided that Company is advised of the nature of such submissions with reasonably sufficient time prior to such hearing and such submissions are consistent with this Agreement and the Plan of Arrangement.

Section 2.7   Convertible Securities
The Parties acknowledge and agree that (a) the outstanding DSUs shall be treated in accordance with the terms of the DSU Plan and the Plan of Arrangement, (b) the outstanding RSUs that have vested shall be treated in accordance with the terms of the LTIP and the Plan of Arrangement, and (c) the outstanding unvested RSUs shall be arranged pursuant to the terms of the Plan of Arrangement.
Section 2.8   Effective Date
(1)
On the third (3rd) Business Day after the satisfaction or, where not prohibited, the waiver by the applicable Party or Parties in whose favour the condition is, of the conditions set out in Article 7 (excluding conditions that, by their terms, cannot be satisfied until the Effective Date, but subject to the satisfaction or, where not prohibited, the waiver by the applicable Party or Parties in whose favour the condition is, of those conditions as of the Effective Date), unless another time or date is agreed to in writing by the

Parties, the Arrangement shall become effective at the Effective Time on the Effective Date, whereupon, the transactions comprising the Arrangement shall be deemed to occur in the order set out in the Plan of Arrangement without any further act or formality.
(2)
From and after the Effective Time on the Effective Date, the Plan of Arrangement shall have all of the effects provided by applicable Law, including the BCBCA. Unless otherwise mutually agreed to in writing by the Parties, the closing of the Arrangement will take place electronically.

Section 2.9   Payment of Consideration
Following receipt by the Company of the Final Order and in any event not later than the Effective Time on the Effective Date, the Purchaser will deposit in escrow (the terms and conditions of such escrow to be satisfactory to the Parties, acting reasonably) with the Depositary sufficient Purchaser Shares to satisfy the aggregate Consideration payable by the Purchaser pursuant to the Plan of Arrangement (other than payments to Shareholders exercising Dissent Rights and who have not withdrawn their notice of objection).
Section 2.10   U.S. Securities Law Matters
The Parties agree that the Arrangement will be carried out with the intention that (i) the Consideration Shares to be issued pursuant to the Arrangement; and (ii) the Replacement RSUs to be issued to holders of unvested RSUs in exchange for such unvested RSUs upon completion of the Arrangement, will be issued by the Purchaser in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof and in reliance upon similar exemptions under applicable U.S. state securities laws. Each Party agrees to act in good faith, consistent with the intent of the Parties and the intended treatment of the Arrangement as set forth in this Section 2.10. To ensure the availability of the exemption under Section 3(a)(10) of the U.S. Securities Act, the Parties agree that the Arrangement will be carried out on the following basis:
(a)
the procedural and substantive fairness of the terms and conditions of the Arrangement will be subject to the approval of the Court;

(b)
the Court will be advised as to the intention of the Parties to rely on the exemption under Section 3(a)(10) of the U.S. Securities Act based on the Court’s approval of the Arrangement prior to the hearing required to approve the Arrangement;

(c)
the Court will be required to satisfy itself as to the procedural and substantive fairness of the Arrangement to the persons entitled to receive Consideration Shares and Replacement RSUs;

(d)
the Company will ensure that each person entitled to receive the Consideration Shares or Replacement RSUs on completion of the Arrangement will be given adequate notice advising them of their right to attend the hearing of the Court to give approval of the Arrangement and providing them with sufficient information necessary for them to exercise that right;

(e)
each person entitled to receive Consideration Shares or Replacement RSUs will be advised that the Consideration Shares and the Replacement RSUs issued pursuant to the Arrangement have not been registered under the U.S. Securities Act and will be issued by the Purchaser in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof;

(f)
the Interim Order approving the Company Meeting will specify that each person entitled to receive Consideration Shares or Replacement RSUs will have the right to appear before the Court at the hearing of the Court to give approval of the Arrangement so long as they enter an appearance within a reasonable time in accordance with the procedures set out in the Interim Order and in accordance with the requirements of Section 3(a)(10) of the U.S. Securities Act;

(g)
the Final Order approving the Arrangement that is obtained from the Court will expressly state that the Arrangement is approved by the Court as being substantively and procedurally fair to the Shareholders to whom the Consideration Shares will be issued and the holders of unvested RSUs to whom the Replacement RSUs will be issued; and

(h)
the Final Order shall include a statement to substantially the following effect:

“This Order will serve as a basis of a claim to an exemption, pursuant to Section 3(a)(10) of the United States Securities Act of 1933, as amended, from the registration requirements otherwise imposed by that Act, regarding the offer, issuance and distribution of securities of the Purchaser, pursuant to the Plan of Arrangement.”
Section 2.11   Withholding Taxes
(1)
The Company, the Purchaser and the Depositary, as applicable, shall be entitled to deduct or withhold, or direct any other person to deduct or withhold on their behalf, from any consideration or amount otherwise payable or deliverable to any Securityholder and any other person under this Agreement or the Plan of Arrangement (including, without limitation, any payments to Shareholders exercising Dissent Rights), such amounts as the Company, the Purchaser or the Depositary, as the case may be, may reasonably determine is required to be deducted or withheld, or, in the case of the Purchaser or the Depositary, or in the case of the Company in respect of Dissenting Shares transferred to it under Section 3.1(a) of the Plan of Arrangement, is otherwise liable to pay under Subdivision 14-D of Schedule 1 to the Taxation Administration Act 1953 (AUS) (the “TAA”) (“Subdivision 14-D”), with respect to such amount otherwise payable or deliverable under any provision of Laws in respect of Taxes. To the extent that amounts are so deducted or withheld in accordance with Section 2.11, such deducted or withheld amounts shall be treated for all purposes hereof as having been paid to the person, in respect of which such deduction or withholding was made on account of the obligation to make payment to such person hereunder, provided that such deducted or withheld amounts are actually remitted to the appropriate Governmental Authority, by or on behalf of the Company, the Purchaser or the Depositary, as the case may be. Each Party and the Depositary, as applicable, are hereby authorized to sell or otherwise dispose of such portion of any Consideration Shares or other security deliverable to such person as is necessary to provide sufficient funds to the Company, the Purchaser or the Depositary, as the case may be, to enable it to comply with such deduction or withholding requirement or fund any liability under Subdivision 14-D, and the Company, the Purchaser or the Depositary, as applicable, shall notify the holder thereof and remit the applicable portion of the net proceeds of such sale (after deduction of all fees, commissions or costs in respect of such sale) to the appropriate Governmental Authority and shall remit to such person any unapplied balance of the net proceeds of such sale. Any sale will be made at prevailing market prices and none of the Company, the Purchaser or the Depositary shall be under any obligation to obtain or indemnify any Securityholder in respect of a particular price for the Consideration Shares so sold.

(2)
Notwithstanding the entitlement of the Purchaser and the Depositary under Section 2.11(1), neither the Purchaser nor the Depositary shall deduct or withhold any amount under Subdivision 14-D from any consideration or amount otherwise payable or deliverable to a Shareholder in connection with the Arrangement, where each of the following requirements are met:

(a)
that Shareholder is covered by one or more of the following:

(i)
the Shareholder, together with any “associates” of the Shareholder (as that term “associate” is defined in section 318 of the Income Tax Assessment Act 1936 (AUS)), did not hold 10% or more of the Common Shares at any of the following times:

(A)
the time of the completion of the Arrangement; and

(B)
throughout a 12-month period that began no earlier than 24 months before the completion of the Arrangement and ended no later than that time;

(ii)
the Shareholder has made, and the Purchaser or the Depositary (as applicable) has received from that Shareholder prior to completion of the Arrangement, a valid declaration given under subsection 14-225(2) of Schedule 1 to the TAA (a “Non-IARPI Declaration”) to the effect that, for the relevant period covering the date of signing of this Agreement through to the date of completion of the Arrangement, the Common Shares held by the Shareholder are membership interests but not indirect Australian real property interests as that term is defined in section 855-25 of the Income Tax Assessment Act 1997 (AUS) and, where the completion of the Arrangement occurs on or after 1 October 2026 or otherwise on or after the commencement of Schedule 2 to the Treasury Laws Amendment (Strengthening Accountability for Tax Adviser Misconduct and Other Measures) Act 2026 (AUS), the Shareholder has also satisfied each of the following requirements:
(A)
the Shareholder has given to the Commissioner of Taxation in Australia a notice under subsection 14-226(1) in Schedule 1 to the TAA in respect of the Non-IARPI Declaration, in the approved form and within the time period required by subsections 14-210(4) and (5) in Schedule 1 to the TAA; and

(B)
the Shareholder has given to the Purchaser or Depositary (as applicable) a valid declaration under subsection 14-225(2A) of Schedule 1 to the TAA in relation to the notice referred to in paragraph (a) above (confirming that the notice has been given to the Commissioner of Taxation in Australia and specifying the day on which the notice was given), prior to the completion of the Arrangement; or

(iii)
the Shareholder has made, and the Purchaser or Depositary (as applicable) has received, from that Shareholder prior to completion of the Arrangement a valid declaration given under subsection 14-225(1) of Schedule 1 to the TAA (a “Residency Declaration”) to the effect that, for the relevant period covering the date of signing of this Agreement through to the date of completion of the Arrangement, the Shareholder is and will be an Australian resident for the purposes of Australian Laws on Taxes.

(b)
in the case where Section 2.11(2)(a)(i) is applicable in respect of a Shareholder (and Section 2.11(2)(a)(ii) and Section 2.11(2)(a)(iii) are not applicable in respect of that Shareholder), the following requirements are met:

(i)
at all times throughout the 24 month period prior to completion of the Arrangement, the only shares on issue in the Company are (or were) Common Shares; and

(ii)
there is nothing contained in any confirmation provided by the Australian Taxation Office (“ATO”) prior to completion of the Arrangement in relation to the application of Subdivision 14-D to the Arrangement which indicates that the Purchaser or Depositary (as applicable) is required to pay an amount to the ATO under Subdivision 14-D in respect of consideration otherwise payable or deliverable to that Shareholder or deduct or withhold an amount under Subdivision 14-D from any consideration or amount otherwise payable or deliverable to that Shareholder in connection with the Arrangement.

(c)
at no time during the period starting when the Purchaser or the Depositary (as applicable) is given a Non-IARPI Declaration or Residency Declaration by a Shareholder and ending immediately before the Purchaser becomes the owner of the Common Shares, does the Purchaser or the Depositary (as applicable) know, or could reasonably be expected to know, that such a declaration is false; and

(d)
where a Non-IARPI Declaration or Residency Declaration referred to in Section 2.11(2)(a)(ii) or Section 2.11(2)(a)(iii) was given more than six (6) months before completion of the Arrangement, the Shareholder has given a further declaration (on the same terms and covering a specified period of no longer than six months that includes the date of completion of the Arrangement) to the Purchaser or the Depositary (as applicable) prior to the completion of the Arrangement and, in the case where a further Non-IARPI Declaration is provided, the Shareholder has satisfied the requirements referred to in Section 2.11(2)(b)(i) and Section 2.11(2)(b)(ii) in respect of that further declaration (if required for the Purchaser to rely on that further declaration for the purposes of Subdivision 14-D).

(3)
Where a Shareholder has provided a valid notice of variation given by the Commissioner of Taxation in Australia to that Shareholder under subsection 14-235(2) of Schedule 1 to the TAA (a “Variation Notice”) to the Purchaser or the Depositary (as applicable) prior to the completion of the Arrangement, the Purchaser or the Depositary (as applicable) shall only deduct or withhold the amount (if any) that is specified in, or determined in accordance with, the Variation Notice in respect of that Shareholder, provided that neither the Purchaser nor the Depositary has, at or before the time of the relevant payment or delivery of Consideration, actual knowledge that the Variation Notice has been revoked or varied by the Commissioner of Taxation in Australia. The Purchaser shall notify the Company before determining not to give effect to a Variation Notice as a result of this actual knowledge.
(4)
The Company, the Purchaser and the Depositary, as applicable, shall cooperate and work together on any approach to the ATO regarding the application of Subdivision 14-D to the Arrangement and shall use reasonable efforts to reduce or eliminate any deduction or withholding pursuant to Subdivision 14-D to the Arrangement and the number of Shareholders which shall be required to provide a Non-IARPI Declaration to relieve the Purchaser or Depositary (as applicable) of any obligation under Subdivision 14-D in respect of consideration payable under the Arrangement. The Company and the Purchaser acknowledge and agree to take all actions or refrain from taking any action (including any actions under Section 2.11(1)) as they agree (each acting reasonably) in accordance with any process proposed by the ATO in relation to the application of Subdivision 14-D to the Arrangement. Such actions may include (but are not limited to) the following (subject to, in the case of paragraphs (i) and (iii) only, written confirmation from the ATO that such actions are in accordance with the ATO’s proposed process and each of the Company, the Purchaser and the Depositary agreeing (each acting reasonably and in good faith) to take such actions):

(a)
The Company issuing, on behalf of the Purchaser, an explanatory letter (the form and content of which shall be determined by the Company in cooperation with the Purchaser) regarding the application of Subdivision 14-D together with the prescribed form of Non-IARPI Declaration to relevant Shareholders;

(b)
The Purchaser, as soon as possible after the signing of this Agreement (for the avoidance of doubt, taking into account any time to comply with Section 2.11(5)), and in any event no later than 28 days before the completion of the Arrangement, making a submission to the ATO seeking confirmation that its proposed approach to withholding under Subdivision 14-D, is reasonable, in conjunction with any supporting information requested by the ATO; and

(c)
The Purchaser and the Depositary, no later than 14 days after the completion of the Arrangement, providing the Commissioner of Taxation in Australia with copies of all Non-IARPI Declarations, Residency Declarations and Variation Notices received in connection with the Arrangement, and providing the Company with a copy of that lodgement.

(5)
The Purchaser and the Depositary agree to provide the Company with a reasonable opportunity to review the form and content of all materials to be provided to the ATO, and must incorporate the Company’s reasonable comments on these materials and more generally take into account, in good faith, the Company’s comments in relation to the engagement with the ATO and provide the Company with a reasonable opportunity to participate in any discussions and correspondence between the Purchaser and the Depositary (as applicable) and the ATO in connection with the application of Subdivision 14-D to the Arrangement, and shall promptly provide the Company with a copy of any response, confirmation or other communication received from the ATO.

(6)
The Company shall provide the Purchaser with such information concerning the Shareholders as is reasonably necessary for the purposes any submissions made to the ATO in relation to the application of Subdivision 14-D to the Arrangement, and the Purchaser shall use that information only for the purposes of this Section 2.11 and shall not disclose it to any person other than the ATO and the Purchaser’s professional advisers.

(7)
Notwithstanding anything contrary in the foregoing sections of this Section 2.11, if the parties have fully complied with any process proposed by the ATO as contemplated by Section 2.11(4), and the Purchaser or Depositary (as applicable) becomes aware of a matter, fact or circumstance (other than a matter, fact or circumstance which the ATO had specific knowledge of and addressed in its confirmation on the basis of a position that is reasonably supportable) which it considers, acting reasonably, requires the Purchaser or Depositary (as applicable) to pay an amount to the ATO under Subdivision 14-D in respect of the Arrangement or deduct or withhold an amount under Subdivision 14-D from any consideration or amount otherwise payable or deliverable to a Shareholder in connection with the Arrangement in a manner that is not consistent with any confirmation provided by the ATO in relation to the application of Subdivision 14-D to the Arrangement:
(a)
the Purchaser or Depositary (as applicable) shall, no later than 10 Business Days prior to the completion of the Arrangement, notify the Company in writing of its reasons and the basis for calculating the amount to be deducted or withheld;

(b)
the Company may provide information or submissions to the Purchaser which the Company considers demonstrates that the relevant amount should not be deducted or withheld, or should be reduced; and

(c)
the Purchaser or Depositary (as applicable) shall consider in good faith any information provided by the Company under Section 2.11(7)(b), but shall have final discretion (acting reasonably) as to the amount (if any) to be deducted or withheld. For the avoidance of doubt, the authorisation under Section 2.11(1) to sell or otherwise dispose of Consideration Shares to fund any deduction or withholding applies to any amount deducted or withheld under this Section 2.11(7).

(8)
In respect of any amount payable by the Company to a Dissenting Shareholder for Dissenting Shares transferred to the Company under Section 3.1(a) of the Plan of Arrangement:

(a)
Sections 2.11(2), and 2.11(3) apply to the Company as if each reference in those provisions to the Purchaser or the Depositary were a reference to the Company, and each reference to a Shareholder were a reference to that Dissenting Shareholder;

(b)
the Company may apply to the Commissioner of Taxation in Australia under section 14-235 of Schedule 1 to the TAA to vary the amount that would otherwise be payable in respect of the Dissenting Shares, and the Purchaser shall provide such assistance and information as the Company reasonably requests for that purpose; and

(c)
the submission referred to in Section 2.11(4)(b) shall address the position of Dissenting Shareholders, and the Company and the Purchaser shall consult in good faith as to the timing of any payment to a Dissenting Shareholder and of any amount payable to the Commissioner of Taxation in Australia in respect of the Dissenting Shares.

Section 2.12   Canadian Income Tax Matters
The Parties intend that the exchange of Common Shares for Consideration Shares pursuant to the Plan of Arrangement shall be structured as a tax-deferred share-for-share exchange pursuant to subsection 85.1(1) of the Tax Act, subject to a Shareholder’s option to choose to recognize its capital gain (or capital loss) in the manner provided in subsection 85.1(1) of the Tax Act and, other than the Consideration Shares, no consideration is being provided to holders of Common Shares.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES
Section 3.1   Representations and Warranties of the Company
Except as specifically disclosed in the Company Disclosure Letter, (it being expressly understood and agreed that the disclosure of any fact or item in any section of the Company Disclosure Letter shall also be deemed to be an exception to (or, as applicable, disclosure for the purposes of) any other representations and warranties of the Company contained in this Agreement to the extent that its relevance to such other representation or warranty is reasonably apparent), the Company represents and warrants to and in favour of the Purchaser as follows and acknowledges that the Purchaser is relying upon such representations and warranties in entering into this Agreement:
(a)
Organization and Corporate Capacity.   The Company and each of its Subsidiaries is a corporation duly incorporated, validly existing and is in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite corporate and legal power and capacity to own, lease and operate its assets and properties as now owned and to carry on its business as it is now being carried on. The Company and each of its Subsidiaries is duly qualified, licensed or registered to carry on business and is in good standing in each jurisdiction in which the nature or character of its properties and assets, owned, leased or operated by it, or the nature of its business or activities, makes such qualification, licensing or registration necessary. The Company has provided the Purchaser with complete and correct copies of the constating documents of the Company and each of its Subsidiaries, as may have been amended prior to the date of this Agreement.
(b)
Authority Relative to this Agreement.   The Company has the requisite corporate power, authority and capacity to enter into this Agreement and (subject to obtaining the Interim Order, the Final Order and Company Shareholder Approval) to perform its obligations hereunder and to complete the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the performance by the Company of its obligations under this Agreement have been duly authorized by the Board and no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery by it of this Agreement or, subject to obtaining Company Shareholder Approval, the Interim Order and the Final Order, the completion by the Company of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other Laws relating to or affecting the availability of equitable remedies and the enforcement of creditors’ rights generally and general principles of equity and public policy and to the qualification that equitable remedies such as specific performance and injunction may be granted only in the discretion of a court of competent jurisdiction.

(c)
Required Approvals.   No authorization, licence, permit, certificate, registration, consent or approval of, or filing with, or notification to, any Governmental Authority is required to be obtained or made by or with respect to the Company for the execution and delivery of this Agreement or, the performance by the Company of its obligations hereunder, the completion by the Company of the Arrangement, or, to the knowledge of the Company, the ability of the Purchaser to conduct operations at the Company Property and Project Facilities in the same manner, in all material respects, as being currently conducted by the Company or any of its Subsidiaries as of the date hereof, other than:

(i)
the Interim Order and any filings required to obtain, and approvals required under, the Interim Order;

(ii)
the Final Order, and any filings required to obtain the Final Order; and

(iii)
the Required Regulatory Approvals.

(d)
No Violation.   Subject to obtaining the authorizations, consents and approvals and making the filings referred to in Section 3.1(c), the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the completion of the Arrangement do not and will not (nor will they with the giving of notice or the lapse of time or both):

(i)
result in a contravention, breach, violation or default under any Law applicable to the Company or any of its Subsidiaries, or any of the Company Property or material assets of the Company or any of its Subsidiaries;

(ii)
result in a contravention, conflict, violation, breach or default under the constating documents of the Company or any of its Subsidiaries;

(iii)
except as disclosed in Section 3.1(d)(iii) of the Company Disclosure Letter, result in a contravention, breach or default under or termination of, or acceleration or permit the acceleration of the performance required by, or other change in any right or obligation, or loss of any benefit under, or require any approval under, any Material Company Contract or material Permit to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which the Company Property, Project Facilities, or any material assets of the Company or any of its Subsidiaries is subject or give to any person any interest, benefit or right, including any right of purchase, termination, payment, modification, reimbursement, cancellation or acceleration, under any such Material Company Contracts or material Permits; or
(iv)
result in the suspension or material alteration in the terms of any material Permit held by the Company or any of its Subsidiaries, or in the creation of any Lien upon any of the Company Property, Project Facilities or material assets of the Company or any of its Subsidiaries.

(e)
Capitalization.

(i)
The authorized capital of the Company consists of an unlimited number of Common Shares. As at the Business Day immediately prior to the date of this Agreement, there were (A) 145,971,346 Common Shares issued and outstanding all of which have been duly authorized and validly issued and are fully paid and non-assessable, (B) Nil Options outstanding under the Stock Option Plan, providing for the issuance of an aggregate of Nil Common Shares upon the exercise thereof, (C) 3,057,663 RSUs outstanding providing for the issuance of an aggregate of 3,057,663 Common Shares upon settlement thereof, and (D) 2,153,000 DSUs outstanding providing for the issuance of an aggregate of 2,153,000 Common Shares upon settlement thereof. All Common Shares issuable upon the exercise or settlement of RSUs and DSUs have been duly authorized and, upon issuance in accordance with their respective terms, will be validly issued as fully paid and non-assessable and are not and will not be subject to or issued in violation of, any Law or purchase option, call option, right of first refusal or offer, pre-emptive right, subscription right or any similar right provided for in any applicable Law, constating documents, organizational documents, or any Contract to which the Company or any of its Subsidiaries is a party or otherwise bound. No Common Shares have been issued, and no Options, RSUs or DSUs have been granted, in violation of any Law or purchase option, call option, right of first refusal or offer, pre-emptive right, subscription right or any similar right provided for in any applicable Law, constating documents, organizational documents, or any Contract to which the Company or any of its Subsidiaries is a party or otherwise bound.

(ii)
There is no outstanding contractual obligation of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any such Common Shares, Options, RSUs or DSUs or to qualify any securities of the Company or any of its Subsidiaries for public distribution in Canada or elsewhere. There are no notes, bonds, debentures or other evidence of indebtedness or any other agreements, arrangements, instruments or commitments of any kind that give any person, directly or indirectly, the right to vote with the holders of Common Shares or on any matter.

(iii)
Except for the outstanding RSUs and DSUs disclosed in Section 3.1(e)(v) and Section 3.1(e)(vi) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries has any other outstanding agreement, subscription, warrant, option, right or commitment (nor has the Company or any of its Subsidiaries granted any right or privilege capable of becoming an agreement, subscription, warrant, option, right or commitment) obligating the Company or any of its Subsidiaries to issue or sell any Common Shares or other securities of the Company or any of its Subsidiaries, including any security or obligation of any kind convertible into or exchangeable or exercisable for any Common Shares or other security of the Company or its Subsidiaries. Except for the RSUs and DSUs, neither the Company nor any of its Subsidiaries has any share or stock appreciation right, phantom equity, deferred share unit or similar right, agreement, arrangement or commitment based on the book value, Common Share price, income or any other attribute of or related to the Company.

(iv)
The Common Shares are listed and posted for trading on the TSX and the NYSE American (under the symbol “VGZ”), and, except for such listing, no securities of the Company are listed or quoted for trading on any other stock or securities exchange or market or registered under any securities Laws.

(v)
Section 3.1(e)(v) of the Company Disclosure Letter sets out a complete and correct list of all outstanding RSUs, the number of Common Shares subject to such RSUs, the vesting terms of each such RSU and the names of the holders of such RSUs.

(vi)
Section 3.1(e)(vi) of the Company Disclosure Letter sets out a complete and correct list of all outstanding DSUs, the number of Common Shares subject to such DSUs, the vesting terms of each such DSU and the names of the holders of such DSUs.

(f)
Subsidiaries.

(i)
The Company does not have Subsidiaries or hold, directly or indirectly, any interests in any person, including any equity interests, other than those listed in Section 3.1(f) of the Company Disclosure Letter. None of the Company’s Subsidiaries is prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s shares, or from repaying to the Company any loans or advances made thereto.

(ii)
The following information with respect to each of the Company’s Subsidiaries is accurately set out in Section 3.1(f) of the Company Disclosure Letter: (A) its name; (B) the Company’s percentage equity ownership of it (and if the Company does not beneficially own 100% of the equity interest of such Subsidiary, the other registered holder(s) of capital stock or other equity interests of such Subsidiary and the amount and percentage of such holder’s equity ownership); and (C) its jurisdiction of incorporation, organization or formation.

(iii)
The Company beneficially owns, directly or indirectly, all of the issued and outstanding securities of each of its Subsidiaries and there are no outstanding options, rights, entitlements, understandings or commitments (contingent or otherwise) to acquire any issued or unissued securities or other ownership interests in any of the Company’s Subsidiaries.

(iv)
All of the issued and outstanding shares or other equity securities in the capital of each of the Company’s Subsidiaries are: (A) validly issued, fully-paid and, where the concept exists, non-assessable (and no such shares or other equity interests have been issued in violation of any pre-emptive or similar rights) and all such shares or other equity interests are owned free and clear of all Liens other than Permitted Liens; and (B) free of any other restrictions including any restriction on the right to vote, sell or otherwise dispose of shares or any other equity interests.

(g)
Shareholder and Similar Agreements.   Neither the Company nor any of its Subsidiaries is a party to any shareholder, pooling, voting trust or other similar agreement relating to the issued and outstanding securities in the capital of the Company or any of its Subsidiaries.

(h)
Reporting Issuer Status and Securities Laws Matters.   The Company is a “reporting issuer” within the meaning of applicable Securities Laws in each of the provinces and territories of Canada, and is not on the list of reporting issuers in default under applicable Securities Laws, and no securities commission or similar regulatory authority has issued any order preventing or suspending trading of any securities of the Company, and the Company is not in default of any material provision of applicable Securities Laws. Trading in the Common Shares on the TSX and the NYSE American is not currently halted or suspended. No delisting, suspension of trading or cease trading order with respect to any securities of the Company is pending or, to the knowledge of the Company, threatened. To the knowledge of the Company, no inquiry, review or investigation (formal or informal) of the Company by any securities commission or similar regulatory authority under applicable Securities Laws, the TSX or the NYSE American is in effect or ongoing or expected to be implemented or undertaken. To the knowledge of the Company, the Company is not subject to continuous disclosure or other public reporting requirements under any Securities Laws, other than the continuous disclosure and periodic reporting requirements under Securities Laws. Since January 1, 2024, the Company has filed all documents required to be filed by it in all material respects in accordance with applicable Securities Laws and the rules and policies of the TSX and the NYSE American. The documents and information comprising the Company Public Disclosure Record, as at the respective dates they were filed, were in compliance in all material respects with applicable

Securities Laws, and, where applicable, the rules and policies of the TSX and the NYSE American and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has not filed any confidential material change report that at the date hereof remains confidential or any other confidential filings (including redacted filings) filed to or furnished with, as applicable, any securities commissions or similar regulatory authority. There are no outstanding or unresolved comments in comment letters from any securities commission or other similar regulatory authority with respect to any of the documents and information comprising the Company Public Disclosure Record and, to the knowledge of the Company, neither the Company nor any such documents or information is the subject of ongoing audit, review or comment by any securities commission, the SEC or other similar regulatory authority, or the TSX or the NYSE American. The Company is required to file reports under Section 13 or 15(d) of the U.S. Exchange Act and has filed with the SEC all forms, reports and documents (including annual reports on Form 10-K) required to be filed by it since January 1, 2024, each of which complied in all material respects with the applicable requirements of the U.S. Exchange Act as of its filing date. Neither the Company nor any of its Subsidiaries is required to register as an “investment company” under the United States Investment Company Act of 1940. The Company is not a “foreign private issuer” (as such term is defined in Rule 3b-4 under the U.S. Exchange Act) and files periodic and current reports with the SEC as a U.S. domestic issuer.
(i)
Financial Statements.

(i)
The Financial Statements have been prepared in accordance with U.S. GAAP applied on a basis consistent with those of previous periods and in accordance with applicable Laws except (A) as may otherwise be stated in the notes to such statements or, in the case of the Annual Financial Statements, in the auditor’s report thereon and (B) except that the Interim Financial Statements are subject to normal period-end adjustments and may omit notes which are not required by applicable Securities Laws or U.S. GAAP. The Financial Statements, together with the related management’s discussion and analysis, present fairly, in all material respects, the assets, liabilities and shareholder’s equity of the Company and its Subsidiaries on a consolidated basis as at the respective dates thereof and the net income (losses), changes in shareholders’ equity and cash flows of the Company and its Subsidiaries on a consolidated basis for the periods covered thereby (subject, in the case of the Interim Financial Statements, to normal period end adjustments). The Company has no knowledge of any basis for any correction or restatement of, nor does the Company intend to correct or restate, the Financial Statements.

(ii)
Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract where the result, purpose or effect of such contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the published financial statements of the Company or the Company Public Disclosure Record.

(iii)
The Company has received no: (A) complaints from any source regarding accounting, internal accounting controls or auditing matters; or (B) expressions of concern from employees of the Company regarding questionable accounting or auditing matters.

(iv)
There are no outstanding loans made by the Company or any of its Subsidiaries to any director, officer or shareholder of the Company or its Subsidiaries.

(v)
The financial books, records and accounts of the Company and each of its Subsidiaries have been maintained in all material respects in accordance with U.S. GAAP or the accounting principles generally accepted in the country of domicile of each Subsidiary on a basis consistent with prior years and in accordance with the applicable Laws of its jurisdiction of incorporation.

(j)
Undisclosed Liabilities.   Other than: (i) liabilities, obligations, commitments and contingencies that are specifically presented in the Annual Financial Statements as of December 31, 2025, including in the notes thereto, or the Interim Financial Statements and MD&A; and (ii) liabilities and obligations incurred in the ordinary course of business since June 30, 2026, and except as disclosed in

Section 3.1(j) of the Company Disclosure Letter, the Company and its Subsidiaries have not incurred any liabilities or obligations of any nature that are of the manner required to be presented on the financial statements in accordance with U.S. GAAP, whether or not accrued, contingent or otherwise and are not party to or bound by any suretyship, guarantee, indemnification or assumption agreement, or endorsement of, or any other similar contract with respect to the obligations, liabilities or indebtedness of any person.
(k)
Auditors.   The Company’s auditors have stated in their opinion on the Company’s Annual Financial Statements that they are independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the SEC and the Public Company Accounting Oversight Board (United States).

(l)
Absence of Certain Changes.   Except as disclosed in the Company Public Disclosure Record or Section 3.1(l) of the Company Disclosure Letter, since December 31, 2025:

(i)
the Company and each of its Subsidiaries has conducted its business only in the ordinary course of business;

(ii)
there has not been any event, occurrence, development or state of circumstances or facts that has had or would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect;

(iii)
there has not been any material write-down by the Company or any of its Subsidiaries of any of the assets of the Company or any of its Subsidiaries;

(iv)
other than in accordance with the Company’s budget currently in effect, expenditures related to the development of the Company Property consistent with the Company Public Disclosure Record, ongoing site and water management at the Company Property, additional feasibility, engineering, permitting and exploration activities, there has not been any material expenditure or commitment to expend by the Company or any of its Subsidiaries with respect to capital expenses;

(v)
there has not been any material acquisition or sale, lease, license or other disposition or encumbrance, other than Permitted Liens, by the Company or any of its Subsidiaries with respect to the Company Property or Project Facilities;

(vi)
there has not been any incurrence, assumption or guarantee by the Company or any of its Subsidiaries of any material debt for borrowed money, any creation or assumption by the Company or any of its Subsidiaries of any Lien, other than Permitted Liens, or any making by the Company or any of its Subsidiaries of any loan, advance or capital contribution to or investment in any other person;

(vii)
there has not been any satisfaction or settlement of any material claim, liability or obligation of the Company or any of its Subsidiaries;

(viii)
the Company has not effected any material change in its accounting policies, principles, methods, practices or procedures except as required by applicable Laws or under U.S. GAAP;

(ix)
neither the Company nor any of its Subsidiaries has suffered any material casualty, damage, destruction or loss to any of its properties or assets;

(x)
neither the Company nor any of its Subsidiaries has declared, set aside or paid any dividends or made any distribution or payment or return of capital in respect of the Common Shares or the securities of any of the Company’s Subsidiaries;

(xi)
neither the Company nor any of its Subsidiaries has effected or passed any resolution to approve a split, division, consolidation, combination or reclassification of the Common Shares or any other securities of the Company or any of its Subsidiaries;

(xii)
except as may be required by written Contract or Law, there has not been any increase in or modification of the compensation payable to or to become payable by the Company or any of its Subsidiaries to any director of the Company or any of its Subsidiaries, Company Employee or Company Contractor (other than customary annual merit increases in the ordinary course of business), or any grant to any such director, Company Employee or Company Contractor of any increase in severance or termination pay or any increase or modification of any bonus, pension, insurance or benefit arrangement to, for or with any of such director, Company Employee or Company Contractor;
(xiii)
neither the Company nor any of its Subsidiaries has entered into, adopted, or amended, any Collective Agreement, bonus, pension, profit sharing, change of control, stock purchase, stock option, Employee Plan or other benefit plan or agreement (including the Stock Option Plan, LTIP and DSU Plan) other than as required by Law or pursuant to annual benefit plan renewals in the ordinary course of business; and

(xiv)
the Company has not agreed, announced, resolved or committed to do any of the foregoing.

(m)
Long Term and Derivative Transactions.   Except as disclosed in Section 3.1(m) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries has any obligations or liabilities, direct or indirect, vested or contingent in respect of any streaming transactions, rate swap transactions, basis swaps, forward rate transactions, commodity swap, commodity options, equity or equity index swaps, equity or equity index options, bond options, interest rate options, foreign exchange transactions, cross-currency rate swap transactions or currency options or other similar transactions (including any option with respect to any such transactions) or any combination of such transactions.

(n)
Compliance with Laws.

(i)
Except in respect of Environmental Laws, in respect of which the sole representations and warranties of the Company are contained in Section 3.1(hh), the business of the Company and each of its Subsidiaries has been and is currently being conducted in compliance with all applicable Laws in all material respects. Without limiting the generality of the foregoing, all issued and outstanding Common Shares have been issued in compliance with all applicable Securities Laws.

(ii)
Neither the Company nor any of its Subsidiaries, nor to the knowledge of the Company, their respective directors, officers, employees, or agents of the Company or any Subsidiary has: (A) violated any applicable anti-corruption, anti-bribery, export control, and economic sanctions Laws, including the Corruption of Foreign Public Officials Act (Canada) and the United States Foreign Corrupt Practices Act, (B) made or authorized any direct or indirect contribution, payment or gift of funds, property or anything else of value to any official, employee or agent of any Governmental Authority, authority or instrumentality in Canada or any other jurisdiction other than in accordance with applicable Laws, (C) used any corporate funds, or made any direct or indirect unlawful payment from corporate funds, to any foreign or domestic government official or employee or for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; or (D) violated or is in violation of any provision of the Criminal Code (Canada) relating to foreign corrupt practices, including making any contribution to any candidate for public office, in either case, where either the payment or gift or the purpose of such contribution payment or gift was or is prohibited under the foregoing or any other applicable Law of any locality.

(iii)
The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial record-keeping and reporting requirements of the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or Governmental Authority or any arbitrator non-Governmental Authority involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(o)
Permits.   Except as disclosed in Section 3.1(o) of the Company Disclosure Letter, each of the Company and its Subsidiaries has identified, obtained, acquired or entered into, and is in compliance in all material respects with all Permits required by applicable Laws to conduct their current businesses as they are now being conducted (as described in the Company Public Disclosure Record). All such Permits are valid and subsisting, in full force and effect, enforceable in accordance with terms thereof. There has been no material breach in the past five (5) years under any Permit, such Permits are (where permitted by applicable Law) renewable by their terms or in the ordinary course of business, and all fees and other amounts required to be paid with respect to such Permits to the date hereof have been paid. There are no actions, proceedings or investigations, pending, or to the knowledge of the Company, threatened, against the Company or any of its Subsidiaries that could reasonably be expected to result in the suspension, loss or revocation of any such Permits.

(p)
Litigation.   Except as disclosed in Section 3.1(p) of the Company Disclosure Letter, there are no court, administrative, regulatory or similar proceeding (whether civil, quasi-criminal or criminal), arbitration or other dispute settlement procedure, investigation or inquiry before or by any Governmental Authority, or any claim, action, suit, demand, application, arbitration, charge, indictment, hearing or other similar civil, quasi-criminal or criminal, administrative or investigative matter or proceeding (collectively, “Proceedings”) against or involving the Company or any of its Subsidiaries (whether in progress or, to the knowledge of the Company, threatened), and to the knowledge of the Company no event has occurred which might reasonably be expected to give rise to any such Proceeding. To the knowledge of the Company, there is no judgment, writ, decree, injunction, rule, award or order of any Governmental Authority outstanding against the Company or any of its Subsidiaries.

(q)
Restrictions on Conduct of Business.   Except as disclosed in Section 3.1(q) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is a party to or bound by any non-competition agreement, any non-solicitation agreement or any other agreement, obligation, judgment, decree or order which purports to: (i) limit the manner or the localities in which all or a portion of the business of the Company or any of its Subsidiaries is conducted; (ii) limit any business practice of the Company or any of its Subsidiaries; or (iii) restrict any acquisition or disposition of any material property by the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries nor any of their respective properties or assets is subject to any outstanding judgment, order, writ, injunction or decree that would have or would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect with respect to the Company and its Subsidiaries or that would be reasonably expected to prevent or delay the consummation of the Arrangement or the transactions contemplated hereby.

(r)
Insolvency.   No act or proceeding has been taken by or against the Company or any of its Subsidiaries in connection with the dissolution, liquidation, winding up, bankruptcy or reorganization of the Company or any of its Subsidiaries or for the appointment of a trustee, receiver, manager or other administrator of the Company or any of its Subsidiaries or any of their respective properties or assets nor, to the knowledge of the Company, is any such act or proceeding threatened. Neither the Company nor any of its Subsidiaries has sought protection under the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada) or similar legislation. Neither the Company nor its Subsidiaries nor any of their respective properties or assets are subject to any outstanding judgment, order, writ, injunction or decree that involves or may involve, or restricts or may restrict, the right or ability of the Company or any of its Subsidiaries to conduct its business as it has been carried on prior to the date hereof, or that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or would reasonably be expected to prevent or significantly impede or delay the completion of the Arrangement.

(s)
Operational Matters.

(i)
All rentals, royalties, overriding royalty interests, production payments, net profits, interest burdens, payments and obligations due and payable, or performable, as the case may be, on or prior to the date hereof under, with respect to, or on account of, the Company Property, have been, in all material respects: (A) duly paid; (B) duly performed; or (C) provided for prior to the date hereof.
(ii)
All costs, expenses, and liabilities due and payable on or prior to the date hereof under the terms of any Material Company Contracts have been in all material respects properly and timely paid, except for such expenses that are being currently paid prior to delinquency in the ordinary course of business.

(t)
Interest in Properties.

(i)
Except, in each case, as set out in Section 3.1(t)(i) of the Company Disclosure Letter, each of the Company and its Subsidiaries, as applicable, possesses or has obtained in its name, and is in material compliance with, all licences, permits, certificates, orders, grants and other authorizations necessary to conduct its respective business and businesses as currently conducted relating to the Company Property and Project Facilities and the Company Property and Project Facilities comply in all material respects with all applicable Laws. Other than the Company Property, neither the Company nor any of its Subsidiaries owns or has any material interest in any real property. Except, in each case, as set out in Section 3.1(t)(i) of the Company Disclosure Letter, the Company, directly or indirectly through its Subsidiaries, has good, valid and sufficient right, title and interest, free and clear of any title defect or Lien, other than Permitted Liens, to: (A) their exploration licenses, mining claims, mineral leases, mining concessions, and all other rights relating in any manner whatsoever to the interest in, or exploration for minerals on the Company Property, all of which have been accurately and completely set out in Section 3.1(t)(i)(A) of the Company Disclosure Letter and, in each case, as are necessary to perform the operation of their business as presently owned and conducted and as currently contemplated to be conducted; (B) their ownership of the Project Facilities, immovable property, servitudes, rights of superficies and other immovable real rights, as well as their licenses and rights of way (in each case from landowners and authorities permitting the use of land by the Company or its Subsidiaries) in respect of the Company Property, all of which have been accurately and completely set out in Section 3.1(t)(i) of the Company Disclosure Letter, and, in each case, as are necessary to perform the operation of their business as presently owned and conducted and currently contemplated to be conducted; and (C) the Company Property, the Project Facilities and their assets of any nature whatsoever and to all benefits derived therefrom and mineral or mining rights including all the properties and assets reflected in the balance sheet forming part of the Company Public Disclosure Record relating to the Company Property and Project Facilities, together with all additions thereto.

(ii)
All exploration licenses, mining claims, mineral leases and mining concessions forming part of the Company Property have been validly obtained and, if an immovable real right, registered in accordance with all Laws and are valid and subsisting. Except, in each case, as set out in Section 3.2(t)(ii) of the Company Disclosure Letter, the Company, directly or indirectly through its Subsidiaries, has all necessary surface rights, access rights and other rights and interests relating to the Company Property, as may be necessary or desirable to grant the Company or its Subsidiaries the right and ability to explore for minerals, ore and metals and conduct its current operations, and each of the property interests or rights and each of the documents, agreements, instruments and obligations relating thereto and referred to above is currently in good standing in the name of the Company or its Subsidiaries free and clear of all Liens other than Permitted Liens.

(iii)
Except as disclosed in Section 3.1(t)(iii) of the Company Disclosure Letter (A) the Company and its Subsidiaries, as applicable, have the exclusive right to deal with the Company Property and Project Facilities; (B) no person or entity of any nature whatsoever other than the Company or its Subsidiaries has any interest in any Company Property, Project Facilities, or any right to acquire or otherwise obtain any such interest; (C) there are no earn-in rights, back-in rights, rights of first refusal, royalty rights or streaming rights which would affect the Company’s or its Subsidiaries’ interests in the Company Property or Project Facilities; (D) neither the Company nor any of its Subsidiaries has received any notice, whether written or oral, from any Governmental Authority or any other person of any revocation or intention to revoke, diminish or challenge its interest in any Company Property or Project Facilities; and (E) the Company Property is in good standing under and complies with all applicable Laws in all material respects and all taxes, fees, expenditures and all other payments required under applicable Law in respect thereof have been paid or incurred and all filings required under applicable Law in respect thereof have been made.
(iv)
There are no adverse claims, actions, suits or proceedings that have been commenced or are pending or, to the knowledge of the Company, that are threatened, affecting or which could affect the right, title or interest of the Company or any of its Subsidiaries in any Company Property or Project Facilities or the ability of the Company or any of its Subsidiaries to explore or develop any Company Property, including the title to or ownership by the Company or any of its Subsidiaries of the foregoing, or which might involve the possibility of any judgement or liability affecting any Company Property or Project Facilities.

(v)
To the knowledge of the Company, none of the directors or officers of the Company or any of its Subsidiaries holds any right, title or interest in, nor has taken any action to obtain, directly or indirectly, any right, title and interest in the Company Property or Project Facilities or in any permit, concession, mining claim, lease, licence or other right to explore for, exploit, develop, mine or produce minerals, ore or metals from or in any manner in relation to the Company Property or any other properties located within 20 kilometres of the Company Property.

(vi)
The Company has provided the Purchaser with access to all material exploration information and data within its possession or control including, to the extent within the possession or control of the Company, all material geological, geophysical and geochemical information and data (including all drill, sample and assay results and all maps) and all technical reports, feasibility studies and other similar reports and studies concerning the Company Property and Project Facilities and the Company or its Subsidiaries has the sole right, title and ownership of all such information, data, reports and studies.

(vii)
The information regarding the Company Property and the Project Facilities included in the Company Public Disclosure Record is accurate in all material respects as of the date of such disclosure.

(u)
Technical Report.

(i)
The technical reports titled “NI 43-101 Technical Report — Mt Todd Gold Project 15 ktpd Feasibility Study, Northern Territory, Australia” and “S-K 1300 Technical Report Summary, Mt Todd Gold Project 15 ktpd Feasibility Study, Northern Territory, Australia”, each dated effective July 29, 2025 and prepared by independent qualified persons (collectively, the “Company Technical Report”) complied in all material respects with the requirements of NI 43-101, including Form 43-101F1, and S-K 1300, as applicable, at the time of filing thereof and reasonably presented the quantity of mineral resources and mineral reserves attributable to the properties evaluated therein as at the date stated therein based upon information available at the time the reports were prepared. Neither the Company nor any of its Subsidiaries has knowledge of an adverse change in any relevant information provided since the date such information was provided, except as supplemented by the Company Public Disclosure Record.

(ii)
The Company and its Subsidiaries made available to the authors of the Company Technical Report, prior to the issuance thereof, for the purpose of preparing such report, all information requested by them, and to the knowledge of the Company, none of such information contained any Misrepresentation at the time such information was so provided.

(iii)
To the knowledge of the Company, as of the effective date of the Company Technical Report, all of the material assumptions underlying the mineral resource and mineral reserve estimates and economic analysis in the Company Technical Report are reasonable and appropriate.

(iv)
The estimates of mineral resources and reserves and economic analysis as described in the Company Public Disclosure Record comply in all material respects with NI 43-101.

(v)
The information set forth in the Company Public Disclosure Record relating to mineral resources, mineral reserves, economic analysis and the Project Facilities has been prepared by the Company and its consultants in accordance with methods generally applied in the mining industry and conforms in all material respects to the requirements of NI 43-101 and Securities Laws.

(vi)
The Company is in compliance in all material respects with the provisions of NI 43-101, has filed all technical reports required thereby, and there has been no change of which the Company is or should be aware that would disaffirm, misrepresent or change any material aspect of the Company Technical Report or that would require the filing of a new technical report under NI 43-101.

(v)
Taxes.   Except as disclosed in Section 3.1(v) of the Company Disclosure Letter:

(i)
each of the Company and its Subsidiaries has duly and timely filed all Returns required to be filed by it with any Governmental Authority and each such Return was complete and correct in all material respects at the time of filing and no material fact has been omitted therefrom, except where (A) a Return has been filed on the basis of an extension of time granted by the relevant Governmental Authority (in which case, such Return shall be considered to have been duly and timely filed if filed within the period of such extension), or (B) the Company or any of its Subsidiaries is in the process of preparing amended Returns to correct any such Return previously filed (in which case, such amended Returns and the matters to which they relate shall be as disclosed in Section 3.1(v) of the Company Disclosure Letter). Each of the Company and its Subsidiaries has paid or caused to be paid to the appropriate Governmental Authority on a timely basis all Taxes (including instalments on account of Taxes) which are due and payable, all assessments and reassessments and all other Taxes as are due and payable by it, whether or not such Taxes are shown on a Return or on any assessments or reassessments, other than those the failure to pay or provide accruals for Taxes would not, individually or in the aggregate, have a Material Adverse Effect, and has otherwise been materially compliant with all Laws relating to Tax where applicable;

(ii)
no audit, action, investigation, deficiencies, litigation, or proposed adjustments have been asserted or, to the knowledge of the Company, threatened with respect to Taxes of the Company and each of its Subsidiaries. Neither the Company nor any of its Subsidiaries is a party to any action or proceeding for assessment or collection of Taxes and no such event has been asserted or, to the knowledge of the Company, threatened. No Return of the Company or any of its Subsidiaries is under investigation, review, audit or examination by any Governmental Authority with respect to any Taxes, and no written notice of any investigation, review, audit or examination by any Governmental Authority has been received by the Company or any of its Subsidiaries with respect to any Taxes;

(iii)
no Lien for Taxes has been filed or exists with respect to any assets or properties of the Company or any of its Subsidiaries other than for Taxes not yet due and payable or Liens for Taxes that are being contested in good faith by appropriate proceedings and in respect of which no execution or enforcement action may be taken;

(iv)
there are no currently effective elections, agreements or waivers extending the statutory period or providing for an extension of time with respect to the assessment or reassessment of any Taxes, the filing of any Return or any payment of Taxes by the Company or any of its Subsidiaries;

(v)
none of the Company and its Subsidiaries has made, prepared and/or filed any elections, designations or similar filings relating to Taxes or entered into any agreement or other arrangement in respect of Taxes or Returns that could, in and of itself, require a material amount to be included in the income of the Company or any Subsidiary for any period commencing after the Effective Date;

(vi)
all Taxes (including Taxes and other amounts in respect of any amount paid or credited or deemed to be paid or credited to or for the account or benefit of any person, including employees, officers or directors and any person who is a non-resident of Canada for purposes of the Tax Act) that the Company and its Subsidiaries has been required to withhold have been duly withheld and have been duly and timely paid to the proper Governmental Authority. Each of the Company and its Subsidiaries has remitted any applicable Canada Pension Plan contributions, provincial pension plan contributions, employment insurance premiums, employer health taxes, payroll taxes and other Taxes payable or required to be withheld and remitted by it in respect of its employees, agents and consultants, as applicable, and has remitted such amounts to the appropriate Governmental Authority within the time required under applicable Laws. Each of the Company and its Subsidiaries has, to the extent required under applicable Laws, duly charged, collected and remitted on a timely basis all Taxes on any sale, supply or delivery whatsoever, made by it. Each of the Company and its Subsidiaries, if legally required to be, is duly registered under subdivision (d) of Division V of Part IX of the Excise Tax Act (Canada) with respect to the goods and services tax and harmonized sales tax;

(vii)
there are no rulings or closing agreements relating to the Company or any of its Subsidiaries which may affect their liability for Taxes for any taxable period commencing after the Effective Date;

(viii)
no claim has ever been made in writing by a Governmental Authority in respect of Taxes in a jurisdiction where none of the Company or any of its Subsidiaries files Returns that the Company or a Subsidiary is or may be subject to Tax by that jurisdiction;

(ix)
neither the Company nor any of its Subsidiaries carries on business in a jurisdiction in which it does not file a Return and in which a Return is required to be filed under the Laws of that jurisdiction;

(x)
for all transactions between the Company or any of its Subsidiaries and any person who is not resident in Canada for purposes of the Tax Act with whom the Company or any of its Subsidiaries was not dealing at arm’s length for purposes of the Tax Act, the Company has made or obtained records or documents that meet the requirements of paragraphs 247(4)(a) to (c) of the Tax Act (or comparable provisions of any other applicable legislation);

(xi)
no circumstances exist or may reasonably be expected to arise as a result of matters existing before the Effective Date that may result in the Company or any of its Subsidiaries being subject to Section 160 of the Tax Act (or comparable provisions of any other applicable legislation);

(xii)
none of Sections 15, 78, 79 or 80 to 80.04 of the Tax Act (or comparable provisions of any other applicable legislation) have applied to the Company or any of its Subsidiaries and there are no circumstances existing which could reasonably be expected to result in the application of Sections 15, 78, 79 or 80 to 80.04 of the Tax Act (or comparable provisions of any other applicable legislation) to the Company or any of its Subsidiaries;

(xiii)
there are no circumstances which exist and would result in, or which have existed and resulted in, Section 17 of the Tax Act applying to the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is obligated to make any payments or is a party to any agreement under which it could be obligated to make any payment that will not be deductible in computing its income under the Tax Act by virtue of Section 67 of the Tax Act;

(xiv)
neither the Company nor any of its Subsidiaries is a party to any agreement, understanding or arrangement relating to the allocation or sharing of Taxes (excluding customary commercial agreements entered into in the ordinary course of business the primary subject of which is not Taxes);

(xv)
the Company is a “taxable Canadian corporation”, as that term is defined in subsection 89(1) of the Tax Act, and each of its Subsidiaries is resident in the jurisdiction in which it was formed, and is not resident in any other country and if resident in Canada and is a corporation, is a “taxable Canadian corporation”;
(xvi)
neither the Company nor any of its Subsidiaries has applied for any subsidies under Section 125.7 of the Tax Act, or any analogous or similar COVID-19 relief measures enacted by any Governmental Authority, to which it was not entitled;

(xvii)
neither the Company nor any of its Subsidiaries has entered into any “reportable transaction”, as defined in subsection 237.3(1) of the Tax Act (or comparable provisions of any other applicable legislation), or any “notifiable transaction”, as defined in subsection 237.4(1) of the Tax Act (or comparable provisions of any other applicable legislation);

(xviii)
the Company will not be required to include in any taxable period ending after the Effective Date any taxable income attributable to income that accrued (or cash that was received), but was not recognized, in any taxable period ending on or before the Effective Date as a result of a reserve, deduction, election, prepaid amount, an agreement with a Governmental Authority, any subsidy or deemed overpayment of Tax, or for any other reason;

(xix)
the Company and each of its Subsidiaries have kept all records and supporting documents required by applicable Laws and regulations in respect of Taxes in accordance with such Laws and regulations in all material respects;

(xx)
all documents to which the Company or any of its Subsidiaries is a party and which are required to be stamped for Australian stamp duty purposes have been duly stamped, are not insufficiently stamped, and there is no requirement to up-stamp on account of an interim assessment;

(xxi)
all documents which are required to be created by the Company or any of its Subsidiaries under a law relating to Australian stamp duty have been created and have had the relevant stamp duty paid in full in accordance with all applicable laws; and

(xxii)
where any Australian stamp duty concession or exemption or other relief (including but not limited to corporate reconstruction relief) has been granted by any Governmental Authority in respect of any transaction to which the Company or any of its Subsidiaries was a party, that transaction was carried out in accordance with the conditions for such concession or exemption or other relief. No event has occurred, or will occur as a result of anything provided for in this Agreement, including entry into this Agreement and completion of the Arrangement, that may result in Australian stamp duty becoming payable in respect of any transaction for which the concession, exemption or other relief was given.

(w)
Contracts.

(i)
All Material Company Contracts to which the Company and each of its Subsidiaries is a party are in full force and effect, and the Company and each of its Subsidiaries, as applicable, is entitled to all rights and benefits thereunder in accordance with the terms thereof. The Company has made available to the Purchaser for inspection true and complete copies of all Material Company Contracts, and no such Material Company Contract has been modified, rescinded, or terminated. All of the Material Company Contracts are valid and binding obligations of the Company and its Subsidiaries, as applicable, and enforceable against the other parties thereto in accordance with their respective terms, except as may be limited by bankruptcy, insolvency and other Laws affecting the enforcement of creditors’ rights generally and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction.

(ii)
Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any of the other parties thereto, is in material breach or material violation of or in material default under (in each case, with or without notice or lapse of time or both) any Material Company Contract and neither the Company nor any of its Subsidiaries has received or given any notice of default under any Material Company Contract which remains uncured, and, to the knowledge of the Company, there exists no state of facts which after notice or lapse of time or both would constitute a material default under or material breach of any Material Company Contract or the inability of a party to any Material Company Contract to perform its obligations thereunder.
(iii)
Neither the Company nor any of its Subsidiaries has received any notice (whether written or oral), that any party to a Material Company Contract intends to cancel, terminate or otherwise modify or not renew its relationship with the Company or its Subsidiaries, as applicable, and to the knowledge of the Company, no such action has been threatened.

(iv)
Except as disclosed in Section 3.1(w)(iv) of the Company Disclosure Letter, neither the entering into of this Agreement, nor the consummation of the Arrangement or any of the other transactions contemplated by this Agreement will trigger any change of control or similar provisions in any of the Material Company Contracts.

(v)
Section 3.1(w)(v) of the Company Disclosure Letter sets out a complete and accurate list of all Material Company Contracts of the Company and its Subsidiaries.

(x)
Employment Matters.   Except as disclosed in Section 3.1(x) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is a party to or bound or governed by, or subject to:

(i)
any employment, consulting, retention, termination, or change of control agreement with, or any agreement, arrangement or understanding providing for retention, change of control, length of termination notice, or severance or termination payments to any director, Company Employee or Company Contractor (other than offer letters terminable at will with less than 60 days prior notice or, in respect of a Company Employee, such as results by Law from the employment of an employee without an agreement as to notice or termination or severance);

(ii)
any Collective Agreement;

(iii)
to the knowledge of the Company, any threatened or pending union organizing activities involving any Company Employee and no such activities have been undertaken;

(iv)
any trade union, council of trade unions, employee bargaining agency, affiliated bargaining agent, employee association or similar entity that holds bargaining rights with respect to any of the Company Employees by way of certification, interim certification, voluntary recognition, or succession rights, and no such person has applied, or to the knowledge of the Company, threatened to apply to be certified as the bargaining agent of any Company Employee in any jurisdiction in which the Company or any of its Subsidiaries carries on business;

(v)
any unfair labour practice complaint, grievance or arbitration proceeding, or any labour dispute, strike or lock-out relating to or involving any Company Employee or any former employee and no such event has occurred;

(vi)
any claim for wrongful dismissal, constructive dismissal or any other claim, complaint or litigation relating to employment, discrimination or termination of employment of any of the Company Employees or any former employees or relating to any failure to hire a candidate for employment; or

(vii)
to the knowledge of the Company, any allegations of sexual or other unlawful harassment or discrimination made against (A) any director or officer of the Company or its Subsidiaries, or (B) any present or former Company Employee.

(y)
Employees and Contractors.   Section 3.1(y) of the Company Disclosure Letter sets forth a complete and accurate list of the current Company Employees and Company Contractors, together with their position or function, date of hire or engagement, annual base salary or fees, as applicable, any incentive or bonus arrangement, any banked time or vacation pay entitlement, whether any current Company Employee is on a layoff or leave of absence and, for any leave of absence, the type of leave and expected date of return to work, if known. True, complete and correct copies of the written agreements, arrangements and understandings with the members of senior management have been made available to the Purchaser.
(z)
Immigration.   To the knowledge of the Company, no Company Employees or former employees are or have been, during employment with the Company or any of its Subsidiaries, an illegal or undocumented worker. To the knowledge of the Company, all Company Employees and Company Contractors and former employees or independent contractors have and had all work permits, visas, authorizations or status, as the case may be, required to perform work or provide services in Canada or in the jurisdiction in which services are performed.

(aa)
Health and Safety.   Except as disclosed in Section 3.1(aa) of the Company Disclosure Letter, there are no outstanding assessments, penalties, fines, liens, charges, surcharges, or other amounts due or owing pursuant to any workers’ compensation legislation in respect of the Company or any of its Subsidiaries and neither the Company nor any of its Subsidiaries has been reassessed under such legislation and no audit of the Company or any of its Subsidiaries is currently being performed pursuant to any applicable workers’ compensation legislation. There are no claims or, to the knowledge of the Company, potential claims which may adversely affect the accident cost experience of the Company or any of its Subsidiaries. All orders and inspection reports, if any, under applicable Occupational Health and Safety legislation (“OHSA”) relating to the Company and its Subsidiaries have been provided to Purchaser. There are no charges pending under OHSA in respect of the Company or any of its Subsidiaries. Each of the Company and its Subsidiaries has complied with any orders issued under OHSA and there are no appeals of any orders under OHSA currently outstanding.

(bb)
Employment Laws.   Except as disclosed in Section 3.1(bb) of the Company Disclosure Letter, each of the Company and its Subsidiaries is operating in all material respects in compliance with all applicable Laws with respect to employment and labour, including employment and labour standards, vacation, discrimination, harassment, retaliation, wages, classification, hours of work, overtime, immigration, occupational health and safety, workers’ compensation, human rights, labour relations and privacy, and there are no current, pending, or to the knowledge of the Company, threatened claims, complaints, investigations or orders under any such Laws and, to the knowledge of the Company, no basis for any such claims.

(cc)
Employment Accruals.   All amounts due or accrued for all salary, wages, bonuses, commissions, vacation with pay, and benefits, including under any Employee Plans and other similar accruals have in all material respects either been paid or are accurately reflected in the books and/or records of the Company and its Subsidiaries.

(dd)
Acceleration of Benefits.   Except as disclosed in Section 3.1(dd) of the Company Disclosure Letter or as contemplated in the Plan of Arrangement, no person will, as a result of any of the transactions contemplated herein or in the Plan of Arrangement, including a change of control of the Company, become entitled to (i) any retirement, severance, termination, retention, bonus or other similar payment from the Company or any of its Subsidiaries, (ii) the acceleration of the vesting or the time to exercise of any outstanding stock option or employee or director awards of the Company, including awards issued under the Stock Option Plan, LTIP and DSU Plan, (iii) the forgiveness or postponement of payment of any indebtedness owing by such person to the Company or any of its Subsidiaries, or (iv) receive any additional payments or compensation under or in respect of any employee or director benefits or incentive or other compensation plans or arrangements from the Company or any of its Subsidiaries.

(ee)
Pension and Employee Benefits.   Section 3.1(ee) of the Company Disclosure Letter sets forth a complete and correct list of all material Employee Plans. The Company has provided true and complete copies of all material Employee Plans to Purchaser.

(ff)
Independent Contractors.   To the knowledge of the Company, each Company Contractor has been properly classified by the Company and its Subsidiaries as an independent contractor and neither the Company nor any of its Subsidiaries has received any notification from any Governmental Authority challenging the classification of such Company Contractor.

(gg)
Intellectual Property.   The Company and its Subsidiaries do not own or possess any material intellectual property rights including any patents, copyrights, trade secrets, trademarks, service marks or trade names.

(hh)
Environment.   Except as disclosed in Section 3.1(hh) of the Company Disclosure Letter:

(i)
Each of the Company and its Subsidiaries is carrying on and has, for the last five (5) years, carried on its operations in compliance with all applicable Environmental Laws in all material respects and the Company Property, Project Facilities and assets of the Company and its Subsidiaries comply with all applicable Environmental Laws in all material respects.

(ii)
Neither the Company nor any of its Subsidiaries is subject to any actual liability or potential or contingent liability relating to any Remedial Action that is material to the Company. There is no financial security or financial guarantee that has been lodged or provided with any Governmental Authority in relation to any current Remedial Action that is material to the Company.

(iii)
The Company Property and Project Facilities have not been used to generate, manufacture, refine, treat, recycle, transport, store, handle, dispose of, transfer, produce or process Hazardous Substances, except in compliance in all material respects with all Environmental Laws. There are no Hazardous Substances at, in, on, under or migrating to or from the Company Property or Project Facilities in excess of applicable limits in any Environmental Approvals or pursuant to Environmental Laws or which could reasonably be expected to result in any material liability of the Company or any of its Subsidiaries.

(iv)
Neither the Company nor any of its Subsidiaries has treated or disposed of, or arranged for the treatment or disposal of, any Hazardous Substances at any location or in a manner that could reasonably be expected to result in any material liability of the Company or any of its Subsidiaries.

(v)
The Company Property and Project Facilities are not listed on any list of sites requiring Remedial Action issued by any Governmental Authority nor to the knowledge of the Company proposed for listing on any such list.

(vi)
Neither the Company nor any of its Subsidiaries has received nor have they been advised that they will receive from any person or Governmental Authority any notice, formal or informal, of any proceeding, action or other claim, liability or responsibility arising under any Environmental Law, in each case, that is pending as of the date of this Agreement. The Company Property and Project Facilities are not subject to any enforcement action by any Governmental Authority, including any proceeding, action, or other claim against the Company or any of its Subsidiaries.

(vii)
To the knowledge of the Company, neither the Company nor any of its Subsidiaries has assumed or retained any liability or obligation pertaining to environmental matters as a result of the acquisition or disposition of any assets or real property.

(viii)
All material reports, audits, investigations and documents relating to Environmental matters affecting the Company and any of its Subsidiaries, their respective business, the Company Property or the Project Facilities which are in the possession or under the control of the Company and its Subsidiaries have been provided to the Purchaser.

(ix)
The Company and its Subsidiaries have identified, obtained, maintained, acquired or entered into, and is in compliance in all material respects with all Environmental Approvals required to conduct its current business as now being conducted (as described in the Company Public Disclosure Record). All such Environmental Approvals are valid and subsisting, in full force and effect, enforceable in accordance with terms thereof. There has been no material default under any Environmental Approval. All such Environmental Approvals are (where permitted by applicable Law) renewable by their terms or in the ordinary course of business, and all fees and other amounts required to be paid with respect to such Environmental Approvals to the date hereof have been paid. There are no actions, proceedings or investigations, pending, or to the knowledge of the Company, threatened, against the Company or its Subsidiaries that could reasonably be expected to result in the suspension, loss, non-renewal or revocation of any such Environmental Approvals.
(ii)
Insurance.   All insurance policies of the Company and its Subsidiaries (other than those providing benefits pursuant to Employee Plans) are disclosed in Section 3.1(ii) of the Company Disclosure Letter and are in full force and effect. All premiums due and payable under all such policies have been paid and the Company and its Subsidiaries are otherwise in compliance in all material respects with the terms of such policies. Neither the Company nor any of its Subsidiaries has received any notice of cancellation or termination with respect to any such policy. There has been no denial of material claims nor material claims disputed by the Company or any of its Subsidiaries.

(jj)
Books and Records.   The corporate records and minute books of the Company and each of its Subsidiaries have been maintained in accordance with all applicable Laws in all material respects, and such corporate records and minute books are complete and accurate in all material respects. The financial books and records and accounts of the Company and each of its Subsidiaries in all material respects have been maintained in accordance with good business practices and in accordance with U.S. GAAP on a basis consistent with prior years.

(kk)
Non-Arm’s Length Transactions.   Other than ordinary course compensation payable for services as an employee or director, there are no current contracts, commitments, agreements, arrangements or other transactions between the Company or any of its Subsidiaries, on the one hand, and any (i) officer or director of the Company or any of its Subsidiaries, (ii) any holder of record or beneficial owner or 5% or more of the outstanding Common Shares, or (iii) any affiliate or associate or any such officer, director or Shareholder, on the other hand.

(ll)
Financial Advisors or Brokers.   Neither the Company nor any of its Subsidiaries has incurred any obligation or liability, contingent or otherwise, or agreed to pay or reimburse any broker, finder, financial adviser or investment banker, for any brokerage, finder’s, advisory or other fee, commission or expense reimbursement in connection with this Agreement, the transactions contemplated hereby or any alternative transaction in relation to the Company, other than (i) with respect to the Financial Advisor and the Opinion Provider, and (ii) fees and expenses payable to the Company’s and its Subsidiaries’ legal, accounting, tax, technical and other professional advisors in connection with the foregoing. The Company has provided to the Purchaser correct and complete copies of the agreements under which the Financial Advisor and the Opinion Provider have agreed to provide services to the Company. Section 3.1(ll) of the Company Disclosure Letter sets out the aggregate dollar amount payable to each of the Financial Advisor and the Opinion Provider under the respective agreements which the Financial Advisor and the Opinion Provider have agreed to provide services to the Company.

(mm)
Fairness Opinions.   The Board has received the Fairness Opinions in oral form, and such opinions have not been modified, amended, qualified or withdrawn. True and complete copies of the Fairness Opinions will be provided by the Company to the Purchaser promptly following delivery by the Financial Advisor and Opinion Provider.

(nn)
Special Committee and Board Approval.   The Special Committee, at a meeting duly called and held, upon consultation with its legal and financial advisors, has unanimously determined that the Arrangement is fair to the Shareholders and is in the best interests of the Company and unanimously determined to recommend approval of this Agreement and the Arrangement to the Board and that the Board recommend that the Shareholders vote in favour of the Arrangement Resolution The Board, at a meeting duly called and held, upon consultation with legal and financial advisors and receiving the recommendation of the Special Committee, has unanimously determined that the Arrangement is fair to the Shareholders and is in the best interests of the Company, has unanimously approved the execution and delivery of this Agreement and the transactions contemplated by this Agreement and has unanimously resolved to recommend that the Shareholders vote in favour of the Arrangement Resolution. Each director and officer of the Company intends to vote all Common Shares and applicable securities held by him or her in favour of the Arrangement Resolution and has agreed that the news release announcing the execution of this Agreement may so state and that references to such intention may be made in the Company Circular and other documents relating to the Arrangement.
(oo)
Competition Act.   Neither the aggregate book value of the Company’s and its Subsidiaries’ assets in Canada nor the consolidated gross revenues from sales in, from or into Canada generated from the Company’s and its Subsidiaries’ assets, both calculated in the manner prescribed under the Competition Act, R.S.C., 1985, c. C-34, exceed C$93 million.

(pp)
Collateral Benefits.   Except as disclosed in Section 3.1(pp) of the Company Disclosure Letter, no related party of the Company (within the meaning of MI 61-101) together with its associated entities, beneficially owns or exercises control or direction over 1% or more of the outstanding Common Shares, except for related parties who will not receive a “collateral benefit” (within the meaning of MI 61-101) as a consequence of the transactions contemplated by this Agreement.

(qq)
Native Title and Aboriginal Land Claims.

(i)
Except as disclosed in Section 3.1(qq) of the Company Disclosure Letter:

(A)
no application, claim or proceeding of any kind under the Native Title Act has been made, registered, filed or determined, nor, to the knowledge of the Company, threatened, in each case affecting or relating to the Company Property, Project Facilities, any Permits or the operation by the Company or any of its Subsidiaries of its businesses in the areas in which such operations are carried on or in which the Company Property and Project Facilities are located, other than as recorded on the Register of Native Title Claims or the National Native Title Register maintained under the Native Title Act as at the date of this Agreement;

(B)
neither the Company nor its Subsidiaries have material outstanding indigenous land use agreements (within the meaning of the Native Title Act), or other material agreements, memorandums of understanding or similar arrangements with any native title party, registered native title claimant, registered native title body corporate, prescribed body corporate, land council or other Aboriginal organisation (each an “Aboriginal Party”) in respect of the Company Property or Project Facilities;

(C)
there are no ongoing or outstanding discussions, negotiations, or similar communications with or by any Aboriginal Party concerning the Company, any of its Subsidiaries or their respective business, operations or assets; and

(D)
no blockade, occupation, illegal action or on-site protest by or on behalf of any Aboriginal Party has occurred or, to the knowledge of the Company, has been threatened in connection with the activities on the Company Property or Project Facilities.

(rr)
NGOs and Community Groups.   No material dispute between the Company or any of its Subsidiaries and any non-governmental organization, community, or community group exists or, to the knowledge of the Company, is threatened or imminent with respect to the Company Property, Project Facilities or operations. The Company has provided the Purchaser and its Representatives with full and complete access to all material correspondence received by the Company, its Subsidiaries or their Representatives from any non-governmental organization, community, community group or Aboriginal Party.

Section 3.2   Representations and Warranties of the Purchaser
Except as specifically disclosed in the Purchaser Disclosure Letter, (it being expressly understood and agreed that the disclosure of any fact or item in any section of the Purchaser Disclosure Letter shall also be deemed to be an exception to (or, as applicable, disclosure for the purposes of) any other representations and warranties of the Purchaser contained in this Agreement to the extent that its relevance to such other representation or warranty is reasonably apparent), the Purchaser represents and warrants to and in favour of the Company as follows and acknowledges that the Company is relying upon such representations and warranties in entering into this Agreement:
(a)
Organization and Corporate Capacity.   The Purchaser is a corporation duly incorporated, validly existing and is in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate and legal power and capacity to own, lease and operate its assets and properties as now owned and to carry on its business as it is now being carried on. The Purchaser is duly qualified, licensed or registered to carry on business and is in good standing in each jurisdiction in which the nature or character of its properties and assets, owned, leased or operated by it, or the nature of its business or activities, makes such qualification, licensing or registration necessary. The Purchaser has provided the Company with complete and correct copies of the constating documents of the Purchaser, as may have been amended prior to the date of this Agreement.

(b)
Authority Relative to this Agreement.   The Purchaser has the requisite corporate power, authority and capacity to enter into and perform its obligations under this Agreement and to complete the transactions contemplated hereby. The execution and delivery of this Agreement and the completion by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by the directors of the Purchaser and no other corporate proceedings on the part of the Purchaser are necessary to authorize the execution and delivery by it of this Agreement or the completion by the Purchaser of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and constitutes legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other Laws relating to or affecting the availability of equitable remedies and the enforcement of creditors’ rights generally and general principles of equity and public policy and to the qualification that equitable remedies such as specific performance and injunction may be granted only in the discretion of a court of competent jurisdiction.

(c)
Required Approvals.   No authorization, licence, permit, certificate, registration, consent or approval of, or filing with, or notification to, any Governmental Authority is necessary for the execution and delivery by the Purchaser of this Agreement, the performance by the Purchaser of its obligations hereunder and the completion by the Purchaser of the Arrangement, other than:

(i)
the Interim Order and any filings required to obtain, and approvals required under, the Interim Order;

(ii)
the Final Order, and any filings required to obtain the Final Order; and

(iii)
the Required Regulatory Approvals.

(d)
No Violation.   Subject to obtaining the authorizations, consents and approvals and making the filings referred to in Section 3.2(c), the execution and delivery by the Purchaser of this Agreement, the performance by the Purchaser of its obligations hereunder and the completion of the Arrangement do not and will not (nor will they with the giving of notice or the lapse of time or both):

(i)
result in a contravention, breach, violation or default under any Law applicable to it or any of the Purchaser’s material properties or assets;

(ii)
result in a contravention, conflict, violation, breach or default under its constating documents;

(iii)
result in a contravention, breach or default under or termination of, or acceleration or permit the acceleration of the performance required by, or loss of any benefit under, or require any approval under, any Material Purchaser Contract; or

(iv)
result in the creation of any Lien upon the Purchaser Property or any material assets of the Purchaser.

(e)
Capitalization.   The authorized capital of the Purchaser consists of an unlimited number of Purchaser Shares. As at the Business Day immediately prior to the date of this Agreement, there were (i) 235,044,191 Purchaser Shares issued and outstanding all of which have been duly authorized and validly issued and are fully paid and non-assessable, (ii) 6,376,784 outstanding stock options providing for the issuance of up to 6,376,784 Purchaser Shares upon the exercise thereof, (iii) 598,446 outstanding restricted share units providing for the issuance of up to 598,446 Purchaser Shares upon the settlement thereof, (iv) 301,329 outstanding performance share units providing for the issuance of up to 301,329 Purchaser Shares upon the settlement thereof, (v) 65,780 outstanding equity-settled deferred share units providing for the issuance of up to 65,780 Purchaser Shares upon the settlement thereof and (vi) 54,057 outstanding cash-settled deferred share units, which do not entitle the holders thereof to receive any Purchaser Shares upon the settlement thereof. There is no outstanding contractual obligation of the Purchaser to repurchase, redeem or otherwise acquire any Purchaser Shares or any convertible securities issued by the Purchaser. All Consideration Shares will, when issued in accordance with the terms of this Agreement and the Plan of Arrangement be duly authorized, validly issued, fully paid and non-assessable Purchaser Shares, free of Liens, and are not and will not be subject to or issued in violation of, any Law or purchase option, call option, right of first refusal or offer, pre-emptive right, subscription right or any similar right provided for in any applicable Law, constating documents, organizational documents, or any Contract to which the Purchaser is a party or otherwise bound. Except as disclosed in the preceding sentences of this paragraph, the Purchaser has no other outstanding agreement, subscription, warrant, option, right or commitment (nor has it granted any right or privilege capable of becoming an agreement, subscription, warrant, option, right or commitment) obligating the Purchaser to issue or sell any Purchaser Shares or other securities, including any security or obligation of any kind convertible into or exchangeable or exercisable for any Purchaser Shares, other securities of the Purchaser. The Purchaser Shares and the Consideration Shares will be listed on the TSXV and, except for such listing, no securities of the Purchaser are listed or quoted for trading on any other stock or securities exchange or market or registered under any securities Laws.
(f)
Subsidiaries.

(i)
Other than the Purchaser Subsidiaries, the Purchaser does not have any Subsidiaries. None of the Purchaser Subsidiaries is prohibited, directly or indirectly, from paying any dividend to the Purchaser, from making any other distribution on such Purchaser Subsidiary’s shares, or from repaying to the Purchaser any loans or advances made thereto.

(ii)
Except as disclosed in the Purchaser Public Disclosure Record, the Purchaser beneficially owns, directly or indirectly, all of the issued and outstanding securities of each of the Purchaser Subsidiaries and there are no outstanding options, rights, entitlements, understandings or commitments (contingent or otherwise) to acquire any issued or unissued securities or other ownership interests in any of the Purchaser’s Subsidiaries.

(iii)
Except as disclosed in the Purchaser Public Disclosure Record, all of the issued and outstanding shares or other equity securities in the capital of each of the Purchaser Subsidiaries are: (A) validly issued, fully-paid and, where the concept exists, non-assessable (and no such shares or other equity interests have been issued in violation of any pre-emptive or similar rights) and all such shares or other equity interests are owned free and clear of all Liens; and (B) free of any other restrictions including any restriction on the right to vote, sell or otherwise dispose of shares or any other equity interests.

(g)
Shareholder and Similar Agreements.   The Purchaser is not party to any shareholder, pooling, voting trust or other similar agreement relating to the issued and outstanding securities in the capital of the Purchaser.

(h)
Reporting Issuer Status and Securities Laws Matters.   The Purchaser is a “reporting issuer” within the meaning of applicable Securities Laws in each of the provinces and territories of Canada, and not on the list of reporting issuers in default under applicable Securities Laws, and no securities commission or similar regulatory authority has issued any order preventing or suspending trading of any securities of the Purchaser that remains in effect, and the Purchaser is not in default of any material provision of applicable Securities Laws. Trading in the Purchaser Shares on the TSXV is not currently halted or suspended. No delisting, suspension of trading or cease trading order with respect to any securities of the Purchaser is pending or, to the knowledge of the Purchaser, threatened. To the knowledge of the Purchaser, no inquiry, review or investigation (formal or informal) of the Purchaser by any securities commission or similar regulatory authority under applicable Securities Laws or the TSXV is in effect or ongoing or expected to be implemented or undertaken. To the knowledge of the Purchaser, the Purchaser is not subject to any continuous disclosure or other public reporting requirements under any securities Laws, other than the continuous disclosure and other public reporting requirements under applicable Securities Laws. Since January 1, 2025, the Purchaser has filed all documents required to be filed by it in all material respects in accordance with applicable Securities Laws and the rules and policies of the TSXV. The documents and information comprising the Purchaser Public Disclosure Record, as at the respective dates they were filed, were in compliance in all material respects with applicable Securities Laws and, where applicable, the rules and policies of the TSXV and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Purchaser has not filed any confidential material change report that at the date hereof remains confidential or any other confidential filings (including redacted filings) filed to or furnished with, as applicable, any securities commissions or similar regulatory authority. There are no outstanding or unresolved comments in comment letters from any securities commission or other similar regulatory authority with respect to any of the documents and information comprising the Purchaser Public Disclosure Record and, neither the Purchaser nor any such documents or information is the subject of ongoing audit, review or comment by any securities commission or other similar regulatory authority or the TSXV.
(i)
Financial Statements.

(i)
The Purchaser Financial Statements have been prepared in accordance with IFRS applied on a basis consistent with those of previous periods and in accordance with applicable Laws except (A) as otherwise stated in the notes to such statements or, in the case of the Purchaser Annual Financial Statements, in the auditor’s report thereon and (B) except that the Purchaser Interim Financial Statements are subject to normal period-end adjustments and may omit notes which are not required by applicable Securities Laws or IFRS. The Purchaser Financial Statements, together with the related management’s discussion and analysis, present fairly, in all material respects, the assets, liabilities and financial condition of the Purchaser and the Purchaser Subsidiaries on a consolidated basis as at the respective dates thereof and the losses, comprehensive losses, results of operations, changes in shareholders’ equity and cash flows of the Purchaser and the Purchaser Subsidiaries for the periods covered thereby (subject, in the case of the Purchaser Interim Financial Statements, to normal period end adjustments). There are no outstanding loans made by the Purchaser to any director or officer of the Purchaser. The Purchaser has no knowledge of any basis for any correction or restatement of, nor does the Purchaser intend to correct or restate, the Purchaser Financial Statements.

(ii)
The Purchaser maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS, and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any difference, (v) material information relating to the Purchaser and its subsidiaries is made known to those responsible for the preparation of the financial statements during the period in which the financial statements have been prepared and that such material information is disclosed to the public within the time periods required by applicable Laws, and (vi) all significant deficiencies and material weaknesses in the design or operation of such internal controls that could adversely affect any of the Purchaser’s or its subsidiaries ability to disclose to the public information required to be disclosed by them in accordance with applicable Law and all fraud, whether or not material, that involves management or employees that have a significant role in the Purchaser’s or its subsidiaries internal controls have been disclosed to the audit committee of the Purchaser.

(iii)
The Purchaser has received no material complaints from any source regarding accounting, internal accounting controls or auditing matters.

(iv)
The financial books, records and accounts of the Purchaser have been maintained in all material respects in accordance with IFRS on a basis consistent with prior years and in accordance with the applicable Laws of its jurisdiction of incorporation.

(j)
Undisclosed Liabilities.   Except for: (i) liabilities, obligations, commitments and contingencies that are specifically presented in the Purchaser Annual Financial Statements, including in the notes thereto, or the Purchaser Interim Financial Statements and MD&A; and (ii) liabilities and obligations incurred in the ordinary course of business since June 30, 2026, neither the Purchaser nor the Purchaser Subsidiaries have incurred any liabilities or obligations of any nature that are of the manner required to be presented on the financial statements in accordance with IFRS, whether or not accrued, contingent or otherwise and are not party to or bound by any suretyship, guarantee, indemnification or assumption agreement, or endorsement of, or any other similar contract with respect to the obligations, liabilities or indebtedness of any person.

(k)
Auditors.   The Purchaser’s auditors have stated in their opinion on the Purchaser’s Annual Financial Statements that they are independent with respect to the Purchaser within the meaning of the rules of professional conduct applicable to auditors in Canada and there has not been a reportable event (within the meaning of Section 4.11 of National Instrument 51-102 — Continuous Disclosure Obligations) with the Purchaser’s current auditors.

(l)
Absence of Certain Changes.   Except as disclosed in the Purchaser Public Disclosure Record, since December 31, 2025:

(i)
there has not been any event, occurrence, development or state of circumstances or facts that has had or would be reasonably expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect;

(ii)
there has not been any material write-down by the Purchaser or the Purchaser Subsidiaries of any of the assets of the Purchaser or the Purchaser Subsidiaries;

(iii)
there has not been any material acquisition or sale, lease, license or other disposition or encumbrance by the Purchaser or the Purchaser Subsidiaries with respect to the Purchaser Property or any other material assets of the Purchaser or the Purchaser Subsidiaries;

(iv)
there has not been any satisfaction or settlement of any material claim, liability or obligation of the Purchaser or the Purchaser Subsidiaries;

(v)
the Purchaser has not effected any material change in its accounting policies, principles, methods, practices or procedures except as required by applicable Laws or under IFRS;

(vi)
neither the Purchaser nor the Purchaser Subsidiaries have suffered any material casualty, damage, destruction or loss to any of their respective properties or assets;

(vii)
the Purchaser has not effected or passed any resolution to approve a split, division, consolidation, combination or reclassification of the Purchaser Shares or any other securities of the Purchaser;

(viii)
there has not been any entering into, or material amendment of, any Material Purchaser Contract other than in the ordinary course of business; and

(ix)
the Purchaser has not agreed, announced, resolved or committed to do any of the foregoing.

(m)
Compliance with Laws.

(i)
Except in respect of Environmental Laws, in respect of which the sole representations and warranties of the Purchaser and the Purchaser Subsidiaries are contained in Section 3.2(x), the business of the Purchaser and each of the Purchaser Subsidiaries has been and is currently being conducted in compliance with all applicable Laws in all material respects. Without limiting the generality of the foregoing, all issued and outstanding Purchaser Shares have been issued in compliance with all applicable Securities Laws.
(ii)
Neither the Purchaser nor any of the Purchaser Subsidiaries, nor to the knowledge of the Purchaser, the directors, officers, employees, or agents of the Purchaser or any Purchaser Subsidiary has: (A) violated any applicable anti-corruption, anti-bribery, export control, and economic sanctions Laws, including the Corruption of Foreign Public Officials Act (Canada) and the United States Foreign Corrupt Practices Act, (B) made or authorized any direct or indirect contribution, payment or gift of funds, property or anything else of value to any official, employee or agent of any Governmental Authority, authority or instrumentality in Canada or any other jurisdiction other than in accordance with applicable Laws, (C) used any corporate funds, or made any direct or indirect unlawful payment from corporate funds, to any foreign or domestic government official or employee or for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; or (D) violated or is in violation of any provision of the Criminal Code (Canada) relating to foreign corrupt practices, including making any contribution to any candidate for public office, in either case, where either the payment or gift or the purpose of such contribution payment or gift was or is prohibited under the foregoing or any other applicable Law of any locality.

(iii)
The operations of the Purchaser and the Purchaser Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial record-keeping and reporting requirements of the Money Laundering Laws and no action, suit or proceeding by or before any court or Governmental Authority or any arbitrator non-Governmental Authority involving the Purchaser with respect to the Money Laundering Laws is pending or, to the knowledge of the Purchaser, threatened.

(n)
Permits.   The Purchaser and the Purchaser Subsidiaries have identified, obtained, acquired or entered into, and is in compliance in all material respects with all Permits required by applicable Laws (except in respect of Environmental Laws, in respect of which the sole representations and warranties of the Purchaser and the Purchaser Subsidiaries are contained in Section 3.2(x)), to conduct its current business as now being conducted (as described in the Purchaser Public Disclosure Record). All such Permits are valid and subsisting, in full force and effect, enforceable in accordance with terms thereof. There has been no material breach within the past five (5) years under any Permit, and all fees and other amounts required to be paid with respect to such Permits to the date hereof have been paid. There are no actions, proceedings or investigations, pending, or to the knowledge of the Purchaser, threatened, against the Purchaser that could reasonably be expected to result in the suspension, loss or revocation of any such Permits.

(o)
Litigation.   Except as disclosed in the Purchaser Public Disclosure Record, there is no material Proceeding against or involving the Purchaser or the Purchaser Subsidiaries (whether in progress or, to the knowledge of the Purchaser, threatened) and, to the knowledge of the Purchaser, no event has occurred which might reasonably be expected to give rise to any such Proceeding. To the knowledge of the Purchaser, there is no material judgment, writ, decree, injunction, rule, award or order of any Governmental Authority outstanding against the Purchaser or the Purchaser Subsidiaries.

(p)
Restrictions.   Neither the Purchaser nor any of its properties or assets is subject to any outstanding judgment, order, writ, injunction or decree that would have or would be reasonably expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect or that would be reasonably expected to prevent or delay the consummation of the Arrangement or the transactions contemplated hereby.

(q)
Insolvency.   No act or proceeding has been taken by or against the Purchaser or the Purchaser Subsidiaries in connection with the dissolution, liquidation, winding up, bankruptcy or reorganization of the Purchaser or for the appointment of a trustee, receiver, manager or other administrator of the Purchaser or the Purchaser Subsidiaries or any of their respective properties or assets nor, to the knowledge of the Purchaser, is any such act or proceeding threatened. Neither the Purchaser nor the Purchaser Subsidiaries has sought protection under the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada) or similar legislation. Neither the Purchaser nor any of its properties or assets are subject to any outstanding judgment, order, writ, injunction or decree that involves or may involve, or restricts or may restrict, the right or ability of the Purchaser to conduct its business as it has been carried on prior to the date hereof, or that has had or would reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect or would reasonably be expected to prevent or significantly impede or delay the completion of the Arrangement.
(r)
Operational Matters.

(i)
All rentals, royalties, overriding royalty interests, production payments, net profits, interest burdens, payments and obligations due and payable, or performable, as the case may be, on or prior to the date hereof under, with respect to, or on account of the Purchaser Property have been, in all material respects: (A) duly paid; (B) duly performed; or (C) provided for prior to the date hereof.

(ii)
All costs, expenses, and liabilities due and payable on or prior to the date hereof under the terms of any Material Purchaser Contracts have been in all material respects properly and timely paid, except for such expenses that are being currently paid prior to delinquency in the ordinary course of business.

(s)
Employment Laws.   The Purchaser and the Purchaser Subsidiaries are operating in all material respects in compliance with all applicable Laws with respect to employment and labour, including employment and labour standards, vacation, discrimination, harassment, retaliation, wages, classification, hours of work, overtime, immigration, occupational health and safety, workers’ compensation, human rights, labour relations and privacy, and there are no current, pending, or to the knowledge of the Purchaser, threatened claims, complaints, investigations or orders under any such Laws.

(t)
Interest in Properties.

(i)
The Purchaser and each of the Purchaser Subsidiaries possesses or has obtained, and is in material compliance with, all licences, permits, certificates, orders, grants and other authorizations necessary to conduct its business as currently conducted relating to the Purchaser Property and the Purchaser Property complies in all material respects with all applicable Laws. Other than the Purchaser Property, the Purchaser does not own or have any material interest in any real property. Other than as set out in the Purchaser Public Disclosure Record, the Purchaser has good, valid and sufficient right, title and interest, free and clear of any title defect or Lien, to: (A) its prospecting licenses, mining claims, mining leases, mining concessions, and all other rights relating in any manner whatsoever to that interest in, or exploration for minerals on the Purchaser Property, as are necessary to perform the operation of its business as presently owned and conducted; and (B) the Purchaser Property and all the properties and assets reflected in the balance sheet forming part of the Purchaser Public Disclosure Record relating to the Purchaser Property.

(ii)
All prospecting licenses, mining claims, mining leases and mining concessions forming part of the Purchaser Property have been validly obtained and, if an immovable real right, registered in accordance with all Laws and are valid and subsisting. All prospecting licenses, mining claims, mining leases and mining concessions in respect of the Purchaser Property in which the Purchaser or the Purchaser Subsidiaries have an interest or right have been validly obtained and, if an immovable real right, registered in accordance with all Laws and are valid and subsisting. Other than as disclosed in the Purchaser Public Disclosure Record, the Purchaser and the Purchaser Subsidiaries, as applicable, have all necessary surface rights, access rights and other rights and interests relating to the Purchaser Property, as may be necessary or desirable to grant the Purchaser and the Purchaser Subsidiaries, as applicable, the right and ability to explore for minerals, ore and metals for development purposes and conduct its current operations, and each of the property interests or rights and each of the documents, agreements, instruments and obligations relating thereto and referred to above is currently in good standing in the name of the Purchaser or the Purchaser Subsidiaries free and clear of all encumbrances.

(iii)
Other than as set out in the Purchaser Public Disclosure Record (A) the Purchaser and the Purchaser Subsidiaries have the exclusive right to deal with the Purchaser Property; (B) no person or entity of any nature whatsoever other than the Purchaser or the Purchaser Subsidiaries has any ownership interest in the Purchaser Property or any right to acquire or otherwise obtain any such interest; (C) there are no earn-in rights, back-in rights, rights of first refusal, royalty rights or streaming rights which would affect the Purchaser’s or the Purchaser Subsidiaries’ interest in the Purchaser Property; (D) neither the Purchaser nor the Purchaser Subsidiaries have received any notice, whether written or oral, from any Governmental Authority or any other person of any revocation or intention to revoke, diminish or challenge its interest in the any Purchaser Property; and (E) the Purchaser Property is in good standing under and complies with all applicable Laws in all material respects and all taxes, fees, expenditures and all other payments required under applicable Law in respect thereof have been paid or incurred and all filings required under applicable Law in respect thereof have been made.

(iv)
Other than as set out in the Purchaser Disclosure Letter, there are no adverse claims, actions, suits or proceedings that have been commenced or are pending or, to the knowledge of the Purchaser, that are threatened, affecting or which could affect the right, title or interest of the Purchaser and the Purchaser Subsidiaries, in any Purchaser Property or the ability of the Purchaser and the Purchaser Subsidiaries to explore, develop or operate the Purchaser Property, including the title to or ownership by the Purchaser or the Purchaser Subsidiaries of the foregoing, or which might involve the possibility of any judgement or liability affecting any Purchaser Property.

(v)
The information regarding the Purchaser Property included in the Purchaser Public Disclosure Record is accurate in all material respects as of the date of such disclosure.

(u)
Technical Report.

(i)
The Purchaser’s technical report titled “Blackwater Gold Mine British Columbia NI 43-101 Technical Report on 2024 Expansion Study” dated effective June 30, 2025, prepared in respect of the Purchaser Property (the “Purchaser Technical Report”) complied in all material respects with the requirements of NI 43-101, including Form 43-101F1, at the time of filing thereof and reasonably presented the quantity of mineral resources and mineral reserves attributable to the properties evaluated therein as at the date stated therein based upon information available at the time the report was prepared. The Purchaser does not have knowledge of any adverse change in any relevant information provided since the date such information was provided, except as supplemented by the Purchaser Public Disclosure Record.

(ii)
The Purchaser made available to the authors of the Purchaser Technical Report, prior to the issuance thereof, for the purpose of preparing such report, all information requested by them, and to the knowledge of the Purchaser, none of such information contained any Misrepresentation at the time such information was so provided.

(iii)
To the knowledge of the Purchaser, as of the effective date of the Purchaser Technical Report, all of the material assumptions underlying the mineral resource and mineral reserve estimates in the Purchaser Technical Report are reasonable and appropriate.

(iv)
To the knowledge of the Purchaser, the estimates of mineral resources and mineral reserves as described in the Purchaser Public Disclosure Record comply in all material respects with NI 43-101.

(v)
The information set forth in the Purchaser Public Disclosure Record relating to mineral resources and mineral reserves required to be disclosed therein pursuant to NI 43-101 has been prepared by the Purchaser and its consultants in accordance with methods generally applied in the mining industry and to the knowledge of the Purchaser conforms in all material respects to the requirements of NI 43-101 and Securities Laws.

(vi)
To the knowledge of the Purchaser, the Purchaser is in compliance in all material respects with the provisions of NI 43-101, has filed all technical reports required thereby, and other than as publicly disclosed, there has been no change of which the Purchaser is or should be aware that would disaffirm, misrepresent or change any material aspect of the Purchaser Technical Report or that would require the filing of a new technical report under NI 43-101.

(v)
Taxes.

(i)
The Purchaser has duly and timely filed all Returns required to be filed by it with any Governmental Authority and each such Return is complete and correct in all material respects. The Purchaser has paid or caused to be paid to the appropriate Governmental Authority on a timely basis all Taxes (including instalments on account of Taxes) which are due and payable, all assessments and reassessments and all other Taxes as are due and payable by it, whether or not such Taxes are shown on a Return or on any assessments or reassessments, other than those the failure to pay or provide accruals for Taxes would not, individually or in the aggregate, have a Purchaser Material Adverse Effect.

(ii)
No audit, action, investigation, deficiencies, litigation, or proposed adjustments are currently asserted or, to the knowledge of the Purchaser, threatened with respect to Taxes of the Purchaser, which could have a Purchaser Material Adverse Effect. The Purchaser is not a party to any action or proceeding for assessment or collection of Taxes and no such event has been asserted or, to the knowledge of the Purchaser, threatened. To the knowledge of the Purchaser, no Return of the Purchaser is under investigation, review, audit or examination by any Governmental Authority, with the exception of customary review processes, with respect to any Taxes, and no written notice of any investigation, review, audit or examination by any Governmental Authority has been received by the Purchaser with respect to any Taxes in the past twelve (12) months.

(iii)
No Lien for Taxes has been filed or exists with respect to any assets or properties of the Purchaser other than for Taxes not yet due and payable or Liens for Taxes that are being contested in good faith by appropriate proceedings.

(iv)
There are no currently effective elections, agreements or waivers extending the statutory period or providing for an extension of time with respect to the assessment or reassessment of any Taxes, the filing of any Return or any payment of Taxes by the Purchaser.

(v)
All Taxes (including Taxes and other amounts in respect of any amount paid or credited or deemed to be paid or credited to or for the account or benefit of any person, including employees, officers or directors and any person who is a non-resident of Canada for purposes of the Tax Act) that the Purchaser has been required to withhold have been duly withheld and have been duly and timely paid to the proper Governmental Authority. The Purchaser has remitted all Canada Pension Plan contributions, provincial pension plan contributions, employment insurance premiums, employer health taxes, payroll taxes and other Taxes payable or required to be withheld and remitted by it in respect of its employees, agents and consultants, as applicable, and has remitted such amounts to the appropriate Governmental Authority within the time required under applicable Laws. The Purchaser has, to the extent required under applicable Laws, duly charged, collected and remitted on a timely basis all Taxes on any sale, supply or delivery whatsoever, made by it. The Purchaser, if legally required to be, is duly registered under subdivision (d) of Division V of Part IX of the Excise Tax Act (Canada) with respect to the goods and services tax and harmonized sales tax.

(vi)
There are no rulings or closing agreements relating to the Purchaser which may materially affect their liability for Taxes for any taxable period commencing after the Effective Date.

(vii)
No claim has ever been made in writing by a Governmental Authority in respect of Taxes in a jurisdiction where the Purchaser files Returns that the Purchaser is or may be subject to Tax by that jurisdiction.

(viii)
The Purchaser does not carry on business in a jurisdiction in which it does not file a Return and in which a Return is required to be filed under the Laws of that jurisdiction.

(ix)
For all transactions between the Purchaser and any person who is not resident in Canada for purposes of the Tax Act with whom the Purchaser was not dealing at arm’s length for purposes of the Tax Act, the Purchaser has made or obtained records or documents that meet the requirements of paragraphs 247(4)(a) to (c) of the Tax Act (or comparable provisions of any other applicable legislation).

(x)
No circumstances exist or may reasonably be expected to arise as a result of matters existing before the Effective Date that may result in the Purchaser being subject to Section 160 of the Tax Act (or comparable provisions of any other applicable legislation).

(xi)
None of Sections 15, 78, 79 or 80 to 80.04 of the Tax Act (or comparable provisions of any other applicable legislation) have applied to the Purchaser and there are no circumstances existing which could reasonably be expected to result in the application of Sections 15, 78, 79 or 80 to 80.04 of the Tax Act (or comparable provisions of any other applicable legislation) to the Purchaser.

(xii)
There are no circumstances which exist and would result in, or which have existed and resulted in, Section 17 of the Tax Act applying to the Purchaser. The Purchaser is not obligated to make any payments and is not a party to any agreement under which it could be obligated to make any payment that will not be deductible in computing its income under the Tax Act by virtue of Section 67 of the Tax Act.

(xiii)
The Purchaser is not a party to any agreement, understanding or arrangement relating to the allocation or sharing of Taxes (excluding customary commercial agreements entered into in the ordinary course of business the primary subject of which is not Taxes).

(xiv)
The Purchaser is a “taxable Canadian corporation”, as that term is defined in subsection 89(1) of the Tax Act.

(xv)
The Purchaser has not applied for any subsidies under Section 125.7 of the Tax Act, or any analogous or similar COVID-19 relief measures enacted by any Governmental Authority, to which it was not entitled.

(xvi)
The Purchaser has not entered into any “reportable transaction”, as defined in subsection 237.3(1) of the Tax Act (or comparable provisions of any other applicable legislation), or any “notifiable transaction”, as defined in subsection 237.4(1) of the Tax Act (or comparable provisions of any other applicable legislation).

(xvii)
The Purchaser has kept all records and supporting documents required by applicable Laws and regulations in respect of Taxes in accordance with such Laws and regulations in all material respects.

(w)
Contracts.

(i)
All Material Purchaser Contracts to which the Purchaser and each of the Purchaser Subsidiaries is a party are in full force and effect, and the Purchaser and each of the Purchaser Subsidiaries, as applicable, are entitled to all rights and benefits thereunder in accordance with the terms thereof. The Purchaser has made available to the Company for inspection true and complete copies of all of the Material Purchaser Contracts that the Company has requested and no Material Purchaser Contract has been materially modified, rescinded, or terminated. All of the Material Purchaser Contracts are valid and binding obligations of the Purchaser or the Purchaser Subsidiaries, as applicable and enforceable against the other parties thereto in accordance with their respective terms, except as may be limited by bankruptcy, insolvency and other Laws affecting the enforcement of creditors’ rights generally and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction.

(ii)
Neither the Purchaser nor any of the Purchaser Subsidiaries, nor, to the knowledge of the Purchaser, any of the other parties thereto, is in material breach or violation of or in material default under (in each case, with or without notice or lapse of time or both) any Material Purchaser Contract and neither the Purchaser nor any of the Purchaser Subsidiaries has received or given any notice of default under any such Material Purchaser Contract which remains uncured, and there exists no state of facts which after notice or lapse of time or both would constitute a material default under or material breach of any such Material Purchaser Contract or the inability of a party to any such Material Purchaser Contract to perform its obligations thereunder.

(iii)
Neither the Purchaser nor any of the Purchaser Subsidiaries has received any notice (whether written or oral), that any party to a Material Purchaser Contract intends to cancel, terminate or otherwise modify or not renew its relationship with the Purchaser or the Purchaser Subsidiaries, and to the knowledge of the Purchaser, no such action has been threatened.

(iv)
Neither the entering into of this Agreement, nor the consummation of the Arrangement or any of the other transactions contemplated by this Agreement will trigger any change of control or similar provisions in any of the Material Purchaser Contracts.

(x)
Environment.

(i)
Each of the Purchaser and the Purchaser Subsidiaries is carrying on and has for the last five (5) years carried on its operations in compliance with all applicable Environmental Laws in all material respects and the Purchaser Property and assets of the Purchaser comply with all applicable Environmental Laws in all material respects.

(ii)
Neither the Purchaser nor any of the Purchaser Subsidiaries is subject to any actual liability or potential or contingent liability relating to any Remedial Action that is material to the Purchaser.

(iii)
The Purchaser Property has not been used to generate, manufacture, refine, treat, recycle, transport, store, handle, dispose of, transfer, produce or process Hazardous Substances, except in compliance in all material respects with all Environmental Laws. There are no Hazardous Substances at, in, on, under or migrating to or from the Purchaser Property in excess of applicable limits pursuant to Environmental Laws and which could reasonably be expected to result in any material liability of the Purchaser or any of the Purchaser Subsidiaries.

(iv)
Except as set forth in the Purchaser Disclosure Letter, (i) neither the Purchaser nor any of the Purchaser Subsidiaries has received, nor have they been advised that they will receive from any person or Governmental Authority any notice, formal or informal, of any proceeding, action or other claim, liability or responsibility arising under any Environmental Law, in each case, that is pending as of the date of this Agreement, and (ii) the Purchaser Property is not subject to any enforcement actions by any Governmental Authority that create the reasonable potential for any proceeding, action, or other claim against the Purchaser or any of the Purchaser Subsidiaries.

(v)
The Purchaser and the Purchaser Subsidiaries have identified, obtained, acquired or entered into, and is in compliance in all material respects with all Environmental Approvals required to conduct its current business as now being conducted (as described in the Purchaser Public Disclosure Record). All such Environmental Approvals are valid and subsisting, in full force and effect, enforceable in accordance with terms thereof. There has been no material default under any such Environmental Approval, and all fees and other amounts required to be paid with respect to such Environmental Approvals to the date hereof have been paid. There are no actions, proceedings or investigations, pending, or to the knowledge of the Purchaser, threatened, against the Purchaser or the Purchaser Subsidiaries that could reasonably be expected to result in the suspension, loss or revocation of any such Environmental Approvals.

(vi)
Notwithstanding anything to the contrary herein, this Section 3.2(x), contains the sole and exclusive representations and warranties of the Purchaser and the Purchaser Subsidiaries regarding Environmental matters.

(y)
Insurance.   The Purchaser has in place reasonable and prudent insurance policies appropriate for its size, nature and stage of operations, all of which are in full force and effect. All premiums due and payable under all such policies have been paid and the Purchaser is otherwise in compliance in all material aspects with the terms of such policies. There has been no denial of material claims nor material claims disputed by the Purchaser.

(z)
Books and Records.   The corporate records and minute books of the Purchaser have been maintained in accordance with all applicable Laws in all material respects, and such corporate records and minute books are complete and accurate in all material respects. The financial books and records and accounts of the Purchaser in all material respects have been maintained in accordance with good business practices and in accordance with IFRS on a basis consistent with prior years.

(aa)
First Nations or Aboriginal Claims.

(i)
Neither the Purchaser nor the Purchaser Subsidiaries have received any first nations or aboriginal claims which, individually or in the aggregate, would reasonably be expected to have a Purchaser Material Adverse Effect, nor, to the knowledge of the Purchaser, have any such claims been threatened which relate to the Purchaser Property, any Permits or the operation by the Purchaser or the Purchaser Subsidiaries, as applicable, of their respective businesses in the areas in which such operations are carried on or in which the Purchaser Property is located, in each case except as would not reasonably be expected to have a Purchaser Material Adverse Effect.

(ii)
Except as set forth in the Purchaser Disclosure Letter, neither the Purchaser nor any of the Purchaser Subsidiaries have material outstanding agreements, memorandums of understanding or similar arrangements with any first nations or aboriginal group.

(iii)
There are no material ongoing or outstanding discussions, negotiations, or similar communications with or by any first nations or aboriginal group concerning the Purchaser, the Purchaser Subsidiaries or their respective business, operations or assets.

(iv)
Since January 1, 2025, no first nations or aboriginal blockade, occupation, illegal action or on-site protest has occurred or, to the knowledge of the Purchaser, has been threatened in connection with the Purchaser’s or any of the Purchaser Subsidiaries’ activities on the Purchaser Property.

(bb)
NGOs and Community Groups.   No material dispute between the Purchaser or any of the Purchaser Subsidiaries and any non-governmental organization, community, or community group exists or, to the knowledge of the Purchaser, is threatened or imminent with respect to the Purchaser Property or operations.

(cc)
Board Approval.   The board of directors of the Purchaser, at a meeting duly called and held, has approved the execution and delivery of this Agreement and the transactions contemplated by this Agreement.

(dd)
U.S. Securities Matters.

(i)
The Purchaser is a “foreign private issuer” (as such term is defined in Rule 3b-4 under the U.S. Exchange Act).

(ii)
The Purchaser is not registered, and not required to be registered, as an “investment company” under the United States Investment Company Act of 1940.

(iii)
The Purchaser is not currently, and has never been, subject to the reporting requirements of the U.S. Exchange Act.

Section 3.3   Survival of Representations and Warranties
(a)
Except for the representations and warranties set forth in this Agreement or in any certificate delivered pursuant to the terms hereof, neither the Company nor any other person has made or makes, and the Purchaser has not relied upon, any other express or implied representation and warranty, either written or oral, on behalf of the Company. Except for the representations and warranties set forth in this Agreement or in any certificate delivered pursuant to the terms hereof, neither the Purchaser nor any other person has made or makes, and the Company has not relied upon, any other express or implied representation and warranty, either written or oral, on behalf of the Purchaser.

(b)
No investigation by or on behalf of any Party prior to the execution of this Agreement will mitigate, diminish or affect the representations and warranties made by the other Parties. The representations and warranties of the Parties contained in this Agreement will not survive the completion of the Arrangement and will expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms. This Section 3.3 will not limit any covenant or agreement of any of the Parties, which, by its terms, contemplates performance after the Effective Time or the date on which this Agreement is terminated, as the case may be.

ARTICLE 4
COVENANTS
Section 4.1   Covenants of the Company Regarding the Conduct of Business
The Company covenants and agrees that, until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, unless the Purchaser otherwise consents in writing (such consent not to be unreasonably withheld, conditioned or delayed), or expressly permitted or specifically contemplated by this Agreement or the Plan of Arrangement, as set out in the Company Disclosure Letter, or as is otherwise required by applicable Laws:
(a)
the Company will and will cause each of its Subsidiaries to (i) conduct its business only in the ordinary course of business in all material respects, (ii), comply with the terms of all Material Company Contracts and (iii) use commercially reasonable efforts to maintain and preserve intact its business organizations, assets, properties, rights, goodwill and business relationships consistent with past practice and keep available the services of the Company Employees and Company Contractors;

(b)
without limiting the generality of Section 4.1(a), the Company will not, and will not permit any of its Subsidiaries to, directly or indirectly:

(i)
alter or amend the articles, charter, by-laws or other constating documents of the Company or any of its Subsidiaries;

(ii)
declare, set aside or pay any dividend on or make any distribution or payment or return of capital in respect of any equity securities of the Company or any of its Subsidiaries;

(iii)
reduce the stated capital or split, divide, consolidate, combine, reclassify, or undertake any capital reorganization of the Common Shares or any other securities of the Company or any of its Subsidiaries;

(iv)
except as set forth in Section 4.1(b)(iv) of the Company Disclosure Letter, issue, grant, sell or pledge or authorize or agree to issue, grant, sell or pledge any Common Shares, Options, warrants or other securities of the Company or its Subsidiaries, or other securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, Common Shares or other securities of the Company or its Subsidiaries, other than the issuance of Common Shares issuable pursuant to: (A) the terms of RSUs and DSUs outstanding on the date hereof; (B) the terms of existing Material Company Contracts, which are provided for in the Company Disclosure Letter; or (C) the terms of existing employment agreements with any Company Employees;

(v)
sell, pledge, lease, dispose of, mortgage, licence or encumber or agree to sell, pledge, lease dispose of, mortgage, licence or encumber or otherwise transfer any Company Property or the Project Facilities, except for (A) assets sold, leased, disposed of or otherwise transferred in the ordinary course and that are not, individually or in the aggregate, material to the Company, (B) obsolete, damaged, or destroyed assets in the ordinary course of business and that are not, individually or in the aggregate, material to the Company, and (C) returns of leased assets at the end of the lease term;

(vi)
redeem, purchase or otherwise acquire or subject to any Lien, any of its outstanding Common Shares or other securities of the Company or its Subsidiaries or securities convertible into or exchangeable or exercisable for Common Shares or any such other securities of the Company or its Subsidiaries;

(vii)
amend the terms of any securities of the Company or its Subsidiaries;

(viii)
adopt a plan of liquidation or resolution providing for the liquidation or dissolution of the Company or any of its Subsidiaries;

(ix)
reorganize, amalgamate or merge with any other person;

(x)
create any subsidiary or enter into any Contracts or other arrangements regarding the control or management of the operations of the Company or any of its Subsidiaries, or the appointment of governing bodies or enter any Joint Ventures;

(xi)
enter into any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts, off-take, royalty or similar financial instruments including any streaming transactions;

(xii)
make any changes to any of its accounting policies, principles, methods, practices or procedures (including by adopting any new accounting policies, principles, methods, practices or procedures), except as disclosed in the Company Public Disclosure Record, as required by applicable Laws or under U.S. GAAP;

(xiii)
take, or fail to take, any action that is intended to, or would reasonably be expected to, individually or in the aggregate, prevent, delay or impede the ability of the Company to consummate the Arrangement; or

(xiv)
enter into, modify or terminate any Contract with respect to any of the foregoing;

(c)
the Company will immediately notify the Purchaser orally and then promptly notify the Purchaser in writing of (i) any “material change” (as defined in the Securities Act) in relation to the Company or any of its Subsidiaries, (ii) any event, circumstance or development that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (iii) any breach of this Agreement by the Company, (iv) any event occurring after the date of this Agreement that would render a representation or warranty, if made on that date or the Effective Date, inaccurate such that any of the conditions in Section 7.3(b) would not be satisfied, or (v) result in the Company’s failure to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied prior to the Effective Time;

(d)
the Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, except in connection with this Agreement:

(i)
except for obsolete, damaged, or destroyed assets in the ordinary course of business, that are not, individually or in the aggregate, material to the Company, sell, pledge, lease, licence, dispose of or encumber any material assets or properties of the Company or its Subsidiaries or interests in any material assets or properties of the Company or its Subsidiaries having a value greater than $500,000 in the aggregate;

(ii)
acquire or agree to acquire (by merger, amalgamation, consolidation, arrangement or acquisition of shares or other equity securities or interests or assets or otherwise) any corporation, partnership, association or other business organization or division thereof or any property or asset, or make any investment by the purchase of securities, contribution of capital, property transfer, or purchase of any property or assets of any other person;
(iii)
incur, create or assume or otherwise become liable for any indebtedness for borrowed money (including the making of any payments in respect thereof, including any premiums or penalties thereon or fees in respect thereof) or issue any debt securities, or assume, guarantee, endorse or otherwise as an accommodation become responsible for the financial obligations of any other person, or make any loans or advances other than in the ordinary course of business;

(iv)
pay, discharge, waive, compromise, assign, release or satisfy any claim, liability or obligation prior to the same being due, other than the payment, discharge or satisfaction, in the ordinary course of business, of liabilities reflected or reserved against in the Interim Financial Statements, or voluntarily waive, release, assign, settle or compromise any Proceeding;

(v)
engage in any new business, enterprise or other activity that is inconsistent with the existing business of the Company and its Subsidiaries in the manner such existing business generally has been carried on or (as disclosed in the Company Public Disclosure Record) planned or proposed to be carried on prior to the date of this Agreement; or

(vi)
authorize any of the foregoing, or enter into or modify any Contract to do any of the foregoing;

(e)
except as disclosed in Section 4.1(e) of the Company Disclosure Letter the Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, except in the ordinary course of business:

(i)
terminate, fail to renew, cancel, waive, release, grant or transfer any rights of material value;

(ii)
except in connection with matters otherwise permitted under this Section 4.1, enter into any Contract which would be a Material Company Contract if in existence on the date hereof, or terminate, cancel, extend, renew or amend, modify or change any Material Company Contract;

(iii)
enter into any lease or sublease of real property (whether as a lessor, sublessor, lessee or sublessee), or modify, amend, terminate or exercise any right to renew any lease or sublease of real property or acquire any interest in real property;

(iv)
waive, release, grant, transfer, exercise, or modify or amend, any existing contractual rights in respect of the Company Property or the Project Facilities; or

(v)
enter into any Contract containing any provision restricting or triggered by the transactions contemplated herein;

(f)
except as disclosed in Section 4.1(f) of the Company Disclosure Letter, the Company will not, and will not permit any of its Subsidiaries to, except as set forth in the Company Disclosure Letter or pursuant to any existing written Contracts in effect on the date hereof, correct and complete copies of which have been provided to the Purchaser, and except as is necessary to comply with applicable Laws:

(i)
amend the compensation, in any form, of any director of the Company or its Subsidiaries, Company Employee or Company Contractor, other than as required by Contract or Law;

(ii)
other than as required by Contract or Law, grant any general salary increase or fee, or pay any bonus profit sharing distribution or similar payment of any kind to any director of the Company or its Subsidiaries, Company Employee or Company Contractor other than the payment of salaries, fees and benefits in the ordinary course of business or as disclosed in Section 4.1(f)(ii) of the Company Disclosure Letter;

(iii)
take any action with respect to the grant or increase of any severance, change of control, retirement, retention or termination pay to (or amend any existing arrangement with) any director of the Company or its Subsidiaries, Company Employee or Company Contractor;

(iv)
other than as required by Contract or Law, enter into or modify any employment or consulting agreement with any director of the Company or its Subsidiaries, Company Employee or Company Contractor;

(v)
terminate the employment or consulting arrangement of any senior management Company Employees (as determined under applicable Law) other than for just cause;

(vi)
amend any benefits payable under the current severance or termination pay policies of the Company or its Subsidiaries;

(vii)
adopt or amend or make any contribution to or any award under the Stock Option Plan, LTIP, DSU Plan or other bonus, profit sharing, option, pension, retirement, deferred compensation, insurance, incentive compensation, compensation, Employee Plan or other similar plan, agreement, trust, fund or arrangement; or

(viii)
take any action to accelerate the time of payment of any compensation or benefits, amend or waive any performance or vesting criteria or accelerate vesting under the Stock Option, LTIP or DSU Plan, except in accordance with its terms as contemplated herein;

(g)
the Company will not, and will not permit any of its Subsidiaries to, make any loan to any director of the Company or its Subsidiaries, Company Employee or Company Contractor;

(h)
the Company will, and will cause each of its Subsidiaries to, use its commercially reasonable efforts to cause the current insurance (or re-insurance) policies maintained by the Company and its Subsidiaries, including directors’ and officers’ insurance, not to be cancelled or terminated and to prevent any of the coverage thereunder from lapsing, unless at the time of such termination, cancellation or lapse, replacement policies underwritten by insurance or re-insurance companies of nationally recognized standing having comparable deductions and providing coverage comparable to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect, provided, however, that, except as contemplated by Section 4.10(2), the Company and its Subsidiaries will not obtain or renew any insurance (or re-insurance) policy for a term exceeding twelve (12) months;

(i)
the Company will, and will cause each of its Subsidiaries to, use commercially reasonable efforts to retain the services of its existing Company Employees and Company Contractors until the Effective Time, and will promptly provide written notice to the Purchaser of the resignation or termination of any such Company Employees or Company Contractors;

(j)
the Company will, and will cause each of its Subsidiaries to, use commercially reasonable efforts to maintain and preserve all material Permits necessary to conduct its businesses as now being conducted in all material respects;

(k)
the Company will not, and will not permit any of its Subsidiaries to, without the prior written consent of the Purchaser (which may be withheld in the Purchaser’s sole discretion), advance, submit, apply for, amend, or otherwise take any action in furtherance of, any Permit or permitting application, process or activity that would propose, establish, restrict or otherwise define the proposed site footprint, plant design or site infrastructure configuration of the Company Property, including the Project Facilities, in a manner inconsistent with Section 4.1(k) of the Company Disclosure Letter;

(l)
the Company will and will cause each of its Subsidiaries to (i) duly and timely file all Returns required to be filed by the Company and its Subsidiaries on or after the date hereof and all such Returns will be true, complete and correct in all material respects, (ii) timely withhold, collect, remit and pay all Taxes which are to be withheld, collected, remitted or paid by the Company and its Subsidiaries to the extent due and payable except for any Taxes contested in good faith pursuant to applicable Laws, for which adequate reserves have been established in accordance with U.S. GAAP and any proceedings for the enforcement of the payment of such Taxes have been suspended, and (iii) keep the Purchaser informed, on a prompt basis, of any events, discussions, notices or changes with respect to any Tax investigations;

(m)
the Company will not and will not permit any of its Subsidiaries to (A) change its tax accounting methods, principles or practices, except insofar as may have been required by a change in U.S. GAAP or applicable Law, (B) settle, compromise or agree to the entry of judgment with respect to any action, claim or other Proceeding relating to Taxes, (other than the payment, discharge or satisfaction of liabilities reflected or reserved against in the Financial Statements), (C) enter into any tax sharing, tax allocation, tax indemnification or similar agreement, (D) make a request for a tax ruling to any Governmental Authority, (E) agree to any extension or waiver of the limitation period relating to any Tax claim or assessment or reassessment, (F) make or rescind any Tax election or designation or amend any Return, in each case, other than in the ordinary course of business; (G) enter into any closing agreement with respect to any Tax; (H) or surrender any right to claim a Tax refund;

(n)
the Company will not, and will not permit any of its Subsidiaries to, settle or compromise any action, claim or other Proceeding (“Litigation”) (i) brought against the Company or any of its Subsidiaries for damages or providing for the grant of injunctive relief or other non-monetary remedy or (ii) brought by any present, former or purported holder of its securities in connection with the transactions contemplated by this Agreement or the Arrangement;

(o)
the Company will not, and will not permit any of its Subsidiaries to, commence any Litigation (other than litigation in connection with the collection of accounts receivable, to enforce the terms of this Agreement or the Confidentiality Agreement, or to enforce other obligations of the Purchaser);

(p)
the Company will not, and will not permit any of its Subsidiaries to, enter into or renew any Contract (i) containing (A) any limitation or restriction on the ability of the Company or any of its Subsidiaries or, following completion of the transactions contemplated hereby, the ability of the Purchaser or any of its affiliates, to engage in any type of activity or business, (B) any limitation or restriction on the manner in which, or the localities in which, all or any portion of the business of the Company and its Subsidiaries following consummation of the transactions contemplated hereby, all or any portion of the business of the Purchaser or any of its affiliates, is or would be conducted or (C) any limit or restriction on the ability of the Company or any of its Subsidiaries, following completion of the transactions contemplated hereby, the ability of the Purchaser or any of its affiliates, to solicit customers or employees, or (ii) that would reasonably be expected to prevent or significantly impede or delay the completion of the Arrangement;

(q)
the Company will not, and will not permit any of its Subsidiaries to, take any action which would render, or which reasonably may be expected to render, any representation or warranty made by the Company in this Agreement untrue or inaccurate in any material respect and result in the Company’s failure in any material respect to comply with or satisfy any of the conditions in Section 7.3(b);

(r)
except as disclosed in Section 4.1(r) of the Company Disclosure Letter, the Company shall not, and shall not permit any of its Subsidiaries to, initiate any discussions, negotiations or filings with any Governmental Authority regarding any matter (including with respect to the Arrangement or the transactions contemplated by this Agreement or regarding the Company Property or Project Facilities), without the prior consent of the Purchaser, such consent not to be unreasonably withheld, conditioned or delayed, and further agrees to provide the Purchaser with prompt notice (and in any event, within 24 hours) of any material communication (whether written or oral) from a Governmental Authority, including a copy of any written communication; and

(s)
as is applicable, the Company will not agree, announce, resolve, authorize or commit to do any of the foregoing.

Section 4.2   Covenants of the Purchaser Regarding the Conduct of Business
(a)
The Purchaser covenants and agrees that, until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, unless the Company otherwise consents in writing, or expressly permitted or specifically contemplated by this Agreement or as is otherwise required by applicable Law, the Purchaser shall conduct its business in accordance with Law and use commercially reasonable efforts to maintain and preserve intact its business organization, assets, properties, employees, goodwill and business relationships in all material respects; provided, however, that this Section 4.2(a) shall not restrict the Purchaser from resolving to, or entering into or performing any contract, agreement, commitment or arrangement with respect to, the acquisition or disposition of any assets or entity, provided that the doing of any such thing would not reasonably be expected to, individually or in the aggregate, have a Purchaser Material Adverse Effect or prevent, materially delay or materially impede the ability of the Purchaser or the Company to consummate the Arrangement.
(b)
Without limiting the generality of Section 4.2(a), the Purchaser covenants and agrees that, until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, unless the Company otherwise consents in writing, or expressly permitted or specifically contemplated by this Agreement or as is otherwise required by applicable Law, the Purchaser shall not:

(i)
amend its organizational or constating documents in any manner that would adversely affect the value of the Consideration;

(ii)
split, combine, or reclassify Purchaser Shares;

(iii)
reorganize, amalgamate or merge the Purchaser with any person other than a Subsidiary of the Purchaser;

(iv)
adopt a plan of liquidation or resolutions providing for the liquidation or dissolution of the Purchaser; or

(v)
authorize, agree or resolve to do any of the foregoing.

(c)
The Purchaser will immediately notify the Company orally and then promptly notify the Company in writing of (i) any “material change” (as defined in the Securities Act) in relation to the Purchaser, (ii) any event, circumstance or development that has had or would reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect, (iii) any breach of this Agreement by the Purchaser, (iv) any event occurring after the date of this Agreement that would render a representation or warranty, if made on that date or the Effective Date, inaccurate such that any of the conditions in Section 7.3(b) would not be satisfied, or (v) result in the Purchaser’s failure to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied prior to the Effective Time.

Section 4.3   Required Regulatory Approvals
(1)
As soon as reasonably practicable, each Party, or where appropriate, both Parties jointly, will make or file with the applicable Governmental Authority such notifications, filings, applications and related submissions required to obtain the Required Regulatory Approvals, and shall cooperate with the other Party in connection with all Required Regulatory Approvals sought by the other Party and in doing so, each Party will keep the other Party informed as to the status of those applications. Without limiting the generality of the foregoing:

(a)
the Purchaser shall:

(i)
provide to the Company all information, and promptly do all things reasonably required by the Company to assist or allow the Company to make the application for the NT Ministerial Consent, or otherwise for the purpose of obtaining the NT Ministerial consent; and

(ii)
use commercially reasonable efforts to prepare, file and diligently pursue the application for the FIRB Approval; and

(b)
the Company:

(i)
shall and shall cause Vista Gold Australia Pty Ltd to use commercially reasonable efforts to prepare, file and diligently pursue the application for the NT Ministerial Consent, as soon as reasonably practicable after the date of this Agreement; and

(ii)
shall provide to the Purchaser all information, and promptly do all things reasonably required by Purchaser to assist or allow Purchaser to make the application for the FIRB Approval or otherwise for the purposes of procuring the FIRB Approval.

(2)
Each Party shall, and shall cause its affiliates to, use its commercial reasonable efforts to obtain the Required Regulatory Approvals as soon as is reasonably practicable after the date of this Agreement. Notwithstanding the foregoing or anything to the contrary in this Agreement, the Purchaser shall not be required to (or cause or consent to), and the Company shall not, without the Purchaser’s prior written consent, sell, divest, license, hold separate, or accept any restriction on its freedom of action with respect to any assets or businesses of any person, or agree to do any of the foregoing.

(3)
Each Party shall not, without the written consent of the other Party (acting reasonably, and in good faith), “pull-and-refile”, enter into any agreement with a Governmental Authority to delay the Effective Date in connection with the Required Regulatory Approvals, or take any similar action with respect to any filing made with any Governmental Authority.

(4)
The Parties will furnish one another or the applicable Governmental Authority with such information and assistance as each other Party or Governmental Authority may reasonably request to obtain a Required Regulatory Approval. All requests and inquiries from any Governmental Authority will be dealt with by the Parties in consultation with one another.

(5)
With respect to obtaining the Required Regulatory Approvals, the Parties will:

(a)
promptly notify one another of substantive written communications of any nature from a Governmental Authority relating to the Required Regulatory Approvals and provide the other Party with copies thereof, except to the extent of competitively sensitive information, which competitively sensitive information will be provided only to the external legal counsel or external expert of the other and will not be shared by such counsel or expert with any other person;

(b)
respond as promptly as reasonably possible to any inquiries or requests received from a Governmental Authority in respect of the Required Regulatory Approvals;

(c)
permit the other Party to review in advance any proposed substantive written communications of any nature with a Governmental Authority in respect of the Required Regulatory Approvals, to the extent permitted by such Governmental Authority, and provide the other Party with final copies thereof, except to the extent of competitively sensitive information, which competitively sensitive information will be provided only to the external legal counsel or external expert of the other Party and will not be shared by such counsel or expert with any other person; and

(d)
not participate in any substantive meeting or discussion (whether in person, by telephone or otherwise) with a Governmental Authority in respect of the Required Regulatory Approvals unless, to the extent reasonably practicable, it consults with the other Party in advance and gives the other Party the opportunity to attend and participate at such meeting or discussion (except where a Governmental Authority expressly requests that the other Party should not be present at the meeting or discussion or part or parts of the meeting or discussion, or except where competitively sensitive information may be discussed, in which case every effort will be made to allow external legal counsel to participate).

(6)
All filing fees and applicable Taxes in respect of any filing made with a Governmental Authority in order to obtain the Required Regulatory Approvals, other than the TSX and the NT Ministerial Consent, will be the responsibility of the Purchaser.

Section 4.4   Access to Information
Subject to applicable Laws and the terms of any existing Contracts, the Company will afford to the Purchaser and its Representatives until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, reasonable access during normal business hours and upon reasonable notice, to the Company’s businesses, properties, books and records and such other data and information as the Purchaser may reasonably request, as well as to its management personnel, subject however to such access not materially interfering with the ordinary conduct of the business of the Company. Subject to such requests not materially interfering with the ordinary conduct of the business of the Company, the Company will also make available to the Purchaser and its Representatives information reasonably requested by the Purchaser for the purposes of preparing, considering and implementing integration and strategic plans for the combined businesses of the Company and the Purchaser and its affiliates following completion of the Arrangement. Without limiting the generality of the provisions of the Confidentiality Agreement, the Purchaser acknowledges that all information provided to it under this Section 4.4, or otherwise pursuant to this Agreement or in connection with the transactions contemplated hereby, is subject to the Confidentiality Agreement, which will remain in full force and effect in accordance with its terms notwithstanding any other provision of this Agreement or any termination of this Agreement. If any provision of this Agreement otherwise conflicts or is inconsistent with any provision of the Confidentiality Agreement, the provisions of this Agreement will supersede those of the Confidentiality Agreement but only to the extent of the conflict or inconsistency and all other provisions of the Confidentiality Agreement will remain in full force and effect.
Section 4.5   Pre-Acquisition Reorganization
(1)
Subject to Section 4.5(2), the Company agrees that, upon request of the Purchaser, the Company shall, and shall cause each of its Subsidiaries to (i) perform such reorganizations of its corporate structure, capital structure, business, operations and assets or such other transactions as the Purchaser may request, acting reasonably (each a “Pre-Acquisition Reorganization”), (ii) cooperate with the Purchaser and its Representatives to determine the nature of the Pre-Acquisition Reorganizations that might be undertaken and the manner in which they would most effectively be undertaken; and (iii) cooperate with the Purchaser and its Representatives to seek to obtain any consents, approvals, waivers or similar authorizations which are reasonably required by the Purchaser (based on the terms of any Contract) in connection with the Pre-Acquisition Reorganization, if any.

(2)
The Company will not be obligated to participate in any Pre-Acquisition Reorganization under Section 4.5(1) unless such Pre-Acquisition Reorganization:

(a)
is effected immediately prior to contemporaneously with, or within two Business Days prior to the Effective Date;

(b)
is capable of being completed prior to the Effective Date, and if necessary to avoid any adverse consequence to the Company, can be unwound in the event the Arrangement is not consummated without adversely affecting the Company or any of the Securityholders in any material manner;

(c)
shall not require the Company or any of its Subsidiaries to contravene any applicable Laws, its organizational documents or any Material Company Contract;

(d)
will not result in any Taxes being imposed on, or any adverse Tax or other consequences to, any Securityholder incrementally greater than the Taxes or other consequences to such party in connection with the consummation of the Arrangement in the absence of any Pre-Acquisition Reorganization;

(e)
is not, in the opinion of the Company and its counsel, prejudicial to the Company, any of its Subsidiaries or the Securityholders and does not require the approval by any Securityholder;

(f)
does not, in the opinion of the Company and its counsel, reduce or change the Consideration or impair or prevent the ability of the Company to consummate, and will not materially delay the consummation of, the Arrangement; and

(g)
does not, in the opinion of the Company, materially interfere with the ongoing operations of the Company and its Subsidiaries.

(3)
The Purchaser acknowledges and agrees that the planning for any implementation of any Pre-Acquisition Reorganization and any Pre-Acquisition Reorganization (or any action or the result of any action required or requested by the Purchaser to be taken by the Company in furtherance of a Pre-Acquisition Reorganization) shall not be considered a breach of any covenant under this Agreement and shall not be considered in determining whether a representation or warranty of the Company hereunder has been breached.

(4)
The Purchaser must provide written notice to the Company of any proposed Pre-Acquisition Reorganization at least ten (10) Business Days prior to the Company Meeting. Upon receipt of such notice, the Company and the Purchaser shall work cooperatively and use their commercially reasonable efforts to prepare prior to the Effective Time all documentation necessary and do such other acts and things as are reasonably necessary to give effect to such Pre-Acquisition Reorganization, including any amendment to this Agreement or the Plan of Arrangement, and shall seek to have any such Pre-Acquisition Reorganization made effective as of the last moment of the Business Day ending immediately prior to the Effective Date.

(5)
The Purchaser agrees that it will be responsible for all reasonable costs and expenses associated with any Pre-Acquisition Reorganization to be carried out at its request and agrees to indemnify and save harmless the Company and its Subsidiaries and their respective Representatives from and against any and all liabilities, losses, damages, claims, costs, expenses (including actual out-of-pocket costs and expenses for filing fees and external counsel), interest, awards, Taxes or use of Tax attributes, judgements and penalties suffered or incurred by any of them as a result of any Pre-Acquisition Reorganization requested by the Purchaser (including in respect of any reversal, modification or termination of a Pre-Acquisition Reorganization). This Section 4.5(5) shall survive indefinitely notwithstanding the termination of this Agreement.

Section 4.6   Covenants of the Company Regarding the Arrangement
(1)
Subject to the terms and conditions of this Agreement, the Company will, and will cause its Subsidiaries to, perform all obligations required to be performed by the Company and its Subsidiaries under this Agreement, cooperate with the Purchaser in connection therewith, and use commercially reasonable efforts to do such other acts and things as may be necessary or desirable in order to complete the Arrangement and the other transactions contemplated hereby, including (without limiting the obligations of the Company in Article 2):

(a)
using its commercially reasonable efforts to obtain all necessary waivers, consents and approvals required to be obtained by the Company or its Subsidiaries from other parties to any Material Company Contracts in order to complete the Arrangement;

(b)
using its commercially reasonable efforts to carry out all actions necessary to ensure the availability of the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof;

(c)
using its commercially reasonable efforts to defend all lawsuits or other legal, regulatory or other Proceedings against the Company challenging or affecting this Agreement or the completion of the Arrangement; and

(d)
cooperating with and providing commercially reasonable assistance to the Purchaser in connection with the preparation and filing, on the Effective Date or as soon as reasonably practical thereafter, of an election pursuant to subparagraph (c)(i) of the definition of “public corporation” contained in subsection 89(1) of the Tax Act such that the Company ceases to be a “public corporation” for the purposes of the Tax Act on the filing of such election form.

Section 4.7   Covenants of the Purchaser Regarding the Performance of Obligations
Subject to the terms and conditions of this Agreement, the Purchaser will perform all obligations required to be performed by it under this Agreement, cooperate with the Company in connection therewith, and use commercially reasonable efforts to do such other acts and things as may be necessary or desirable in order to complete the Arrangement and other transactions contemplated hereby, including:
(a)
cooperating with the Company in connection with, and using its commercially reasonable efforts to assist the Company in obtaining the waivers, consents and approvals referred to in Section 4.6(1)(a), provided, however, that, notwithstanding anything to the contrary in this Agreement, in connection with obtaining any waiver, consent or approval from any person (other than a Governmental Authority) with respect to any transaction contemplated by this Agreement, the Purchaser will not be required to pay or commit to pay to such person whose waiver, consent or approval is being solicited any cash or other consideration, make any commitment or incur any liability or other obligation;
(b)
using its commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Authorities from the Purchaser relating to the Arrangement required to be completed prior to the Effective Time;

(c)
using its commercially reasonable efforts to carry out all actions necessary to ensure the availability of the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof;

(d)
using its commercially reasonable efforts to defend all lawsuits or other legal, regulatory or other Proceedings against or relating to the Purchaser challenging or affecting this Agreement or the completion of the Arrangement; and

(e)
applying for and use commercially reasonable efforts to obtain conditional approval or equivalent of the listing and posting for trading on the TSXV of the Consideration Shares, subject only to the satisfaction by the Purchaser of customary listing conditions of the TSXV.

Section 4.8   Mutual Covenants
Each of the Parties covenants and agrees that, subject to the terms and conditions of this Agreement, until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms:
(a)
it will use commercially reasonable efforts to satisfy (or cause the satisfaction of) the conditions precedent to its obligations hereunder as set forth in Article 7 hereof to the extent the same is within its control and to take, or cause to be taken, all other action and to do, or cause to be done, all other things necessary and commercially reasonable to permit the completion of the Arrangement in accordance with its obligations under this Agreement, the Plan of Arrangement, Interim Order and applicable Laws and cooperate with the other Parties in connection therewith, including using its commercially reasonable efforts to (i) obtain all authorizations, consents and approvals required to be obtained by it, (ii) effect or cause to be effected all necessary registrations, filings and submissions of information requested by Governmental Authorities required to be effected by it in connection with the Arrangement, (iii) oppose, lift or rescind any injunction or restraining order against it or other order or action against it seeking to stop, or otherwise adversely affecting its ability to make and complete, the Arrangement and (iv) cooperate with the other Parties in connection with the performance by it of its obligations hereunder;

(b)
it will use commercially reasonable efforts not to take or cause to be taken any action which is inconsistent with this Agreement or which would reasonably be expected to prevent or significantly impede or materially delay the completion of the Arrangement; and

(c)
it will use commercially reasonable efforts to execute and do all acts, further deeds, things and assurances as may be required in the reasonable opinion of the other Parties’ legal counsel to permit the completion of the Arrangement.

Section 4.9   Governance Matters
The Company shall use commercially reasonable efforts to obtain and deliver the resignations and mutual releases of each director and officer of the Company in a form mutually acceptable to the Company and the Purchaser to the extent requested by the Purchaser and as at the Effective Time and to cause any such persons to be replaced by persons identified by the Purchaser as of the Effective Time.
Section 4.10   Indemnification and Insurance
(1)
The Parties agree that all rights to indemnification existing in favour of the present and former directors and officers of the Company and its Subsidiaries (each such present or former director or officer of the

Company and its Subsidiaries being herein referred to as a “D&O Indemnified Party” and such persons collectively being referred to as the “D&O Indemnified Parties”) as provided by the Company’s constating documents and contracts or agreements to which the Company is a party and in effect as of the date hereof, which are listed in the Company Disclosure Letter and copies of which have been provided to the Purchaser, and, as of the Effective Time, will survive and will continue in full force and effect and without modification, and the Purchaser shall cause the Company and any successor to the Company to continue to honour such rights of indemnification and indemnify the D&O Indemnified Parties pursuant thereto, with respect to actions or omissions of the D&O Indemnified Parties occurring prior to the Effective Time, for six (6) years following the Effective Date.
(2)
Prior to the Effective Time, notwithstanding any other provision hereof, the Company may purchase prepaid non-cancellable run-off directors’ and officers’ liability insurance, at a cost not exceeding 350% of the current annual aggregate premium for directors’ and officers’ liability policies currently maintained by the Company and its Subsidiaries, providing coverage for a period of six (6) years from the Effective Date with respect to claims arising from or related to facts or events which occur on or prior to the Effective Date.

(3)
If either of the Company or the Purchaser, or any of their respective successors or assigns, shall (i) amalgamate, consolidate with or merge or wind-up into any other personal and shall not be the continuing or surviving corporation or entity, or (ii) transfer all or substantially all of its properties and assets to any person, then, and in each such case, proper provisions shall be made so that the successors and assigns (including, as applicable, any acquirer of all or substantially all of the properties or assets of the Company or the Purchaser) and transferees of the Company or the Purchaser, as the case may be, shall assume all of the obligations set forth in this Section 4.10.

Section 4.11   Public Communications
The Parties shall cooperate in the preparation of presentations, press releases, supplemental proxy material, press releases and other public communications regarding the Arrangement. A Party must not issue any press release or make any other public statement or disclosure with respect to this Agreement or the Arrangement without the consent of the other Party (which consent shall not be unreasonably withheld, conditioned or delayed), and the Company must not make any filing with any Governmental Authority (subject in each case to the Company’s overriding obligations to make any disclosure or filing required by Laws) with respect to this Agreement or the Arrangement without the consent of the Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed); provided that any Party that, in the opinion of its outside legal counsel, is required to make disclosure by Law shall use commercially reasonable efforts to give the other Party prior oral or written notice and a reasonable opportunity to review or comment on the disclosure or filing (other than with respect to confidential information contained in such disclosure or filing). The Party making such disclosure shall give reasonable consideration to any comments made by the other Party and their counsel, and if such prior notice is not possible, shall give such notice immediately following the making of such disclosure or filing. For greater certainty, the foregoing shall not prevent either Party from making internal announcements to employees and having discussions with shareholders and financial analysts and other stakeholders so long as such statements and announcements are consistent with the most recent press releases, public disclosures or public statements made by the Parties.
ARTICLE 5
ADDITIONAL AGREEMENTS
Section 5.1   Non-Solicitation
(1)
Except as expressly provided in this Article 5, the Company shall not, directly or indirectly, through any of its Representatives or otherwise, and shall not permit any such person to:

(a)
solicit, assist, initiate, encourage or otherwise knowingly facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of the Company or entering into any form of agreement, arrangement or understanding) any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to, an Acquisition Proposal;

(b)
enter into or otherwise engage or participate in any discussions or negotiations with any person regarding any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to, an Acquisition Proposal, provided that, for greater certainty, the Company shall be permitted to: (A) communicate with any person solely for the purposes of clarifying the terms of any inquiry, proposal or offer made by such person; (B) advise any person of the restrictions of this Agreement; and (C) advise any person making an Acquisition Proposal that the Board (or the relevant committee thereof) has determined that such Acquisition Proposal does not constitute or is not reasonably expected to constitute or lead to a Superior Proposal;

(c)
withdraw, amend, modify or qualify, or publicly propose or state an intention to withdraw, amend, modify or qualify, the Board Recommendation;

(d)
accept, approve, endorse or recommend, or publicly propose to accept, approve, endorse or recommend, or take no position or remain neutral with respect to, any Acquisition Proposal (it being understood that publicly taking no position or a neutral position with respect to a publicly announced, or otherwise publicly disclosed, Acquisition Proposal for a period of no more than five (5) Business Days following such public announcement or public disclosure will not be considered to be in violation of this Section 5.1 (or in the event that the Company Meeting is scheduled to occur within such five (5) Business Day period, prior to the third (3rd) Business Day prior to the date of the Company Meeting)); or

(e)
accept or enter into (other than an Acceptable Confidentiality Agreement permitted by and in accordance with Section 5.3) or publicly propose to accept or enter into any agreement, understanding or arrangement in respect of an Acquisition Proposal.

(2)
The Company shall, and shall cause its Representatives to, immediately cease and terminate any solicitation, encouragement, discussion, negotiation, or other activities commenced prior to the date of this Agreement with any person (other than the Purchaser) with respect to any inquiry, proposal or offer that constitutes, or may reasonably be expected to constitute or lead to, an Acquisition Proposal, and in connection therewith, the Company will:

(a)
promptly, and in any event within 24 hours, discontinue access to and disclosure of all information regarding the Company, including any data room and any confidential information, properties, facilities, books and records of the Company; and

(b)
to the extent that such information has not previously been returned, within two (2) Business Days from the date hereof request, and exercise all rights it has to require, (i) the return or destruction of all copies of any confidential information regarding the Company and (ii) the destruction of all material including or incorporating or otherwise reflecting such confidential information regarding the Company, in each case, using its commercially reasonable efforts to ensure that such requests are fully complied with in accordance with the terms of such rights or entitlements.

(3)
The Company represents and warrants that neither the Company nor any of its Representatives has waived any confidentiality, standstill or similar agreement or restriction in effect as of the date of this Agreement to which the Company is a Party, and further covenants and agrees (i) that the Company shall take commercially reasonable action to enforce each confidentiality, standstill, non-disclosure, non-solicitation, use, business purpose or similar agreement or covenant to which the Company is a party, and (ii) not to release any person from, or waive, amend, suspend or otherwise modify such person’s obligations respecting the Company under any confidentiality, standstill, non-disclosure, non-solicitation, use, business purpose or similar agreement or covenant to which the Company is a party, without the prior written consent of the Purchaser (which may be withheld or delayed in the Purchaser’s sole and absolute discretion) (it being acknowledged by the Purchaser that the automatic termination or release of any standstill restrictions of any such agreements as a result of entering into and announcing this Agreement shall not be a violation of this Section 5.1(3)).

Section 5.2   Notification of Acquisition Proposals
If the Company or any of its Representatives receives or otherwise becomes aware of any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to an Acquisition

Proposal, or any request for copies of, access to, or disclosure of, confidential information relating to the Company in connection with an Acquisition Proposal, including but not limited to information, access, or disclosure relating to the properties, facilities, books or records of the Company, the Company shall immediately notify the Purchaser, at first orally, and then as soon as practicable in any event within twenty-four (24) hours in writing, of such Acquisition Proposal, inquiry, proposal, offer or request, including a description of its material terms and conditions, the identity of all persons making the Acquisition Proposal, inquiry, proposal, offer or request, and shall provide the Purchaser with copies of all documents, correspondence if in writing or electronic form or other material received in respect of, from or on behalf of any such persons and such other details of such Acquisition Proposal, inquiry, proposal, offer or request as the Purchaser may reasonably request. The Company shall keep the Purchaser fully informed on a prompt basis (and in any event within twenty-four (24) hours) of the status of developments and, to the extent permitted by Section 5.3, negotiations with respect to such Acquisition Proposal, inquiry, proposal, offer or request, including any changes, modifications or other amendments to any such Acquisition Proposal, inquiry, proposal, offer or request and shall provide to the Purchaser copies of all correspondence if in writing or electronic form, and if not in writing or electronic form, a description of the material or substantive terms of such correspondence communicated to the Company by or on behalf of any person making any such Acquisition Proposal, inquiry, proposal, offer or request.
Section 5.3   Responding to an Acquisition Proposal
(1)
Notwithstanding Section 5.1, if at any time prior to obtaining the Company Shareholder Approval, the Company receives an unsolicited written Acquisition Proposal, the Company and its Representatives may (i) contact the person making such Acquisition Proposal and its Representatives solely for the purpose of clarifying the terms and conditions of such Acquisition Proposal, and (ii) engage in or participate in discussions or negotiations with such person regarding such Acquisition Proposal, and may provide copies of, access to or disclosure of information, properties, facilities, books or records of the Company if and only if, in the case of this clause (ii):

(a)
the Board first determines in good faith, after consultation with its financial advisors and its outside legal counsel, that such Acquisition Proposal constitutes or would reasonably be expected to constitute or lead to a Superior Proposal;

(b)
such person is not restricted from making such Acquisition Proposal pursuant to an existing confidentiality, standstill, non-disclosure, use, business purpose or similar restriction with the Company;

(c)
the Company has been, and continues to be, in compliance with its obligations under this Article 5;

(d)
prior to providing any such copies, access, or disclosure, the Company enters into an Acceptable Confidentiality Agreement with such person or confirms it had already entered into such an agreement prior to the date of this Agreement which remains in effect, and any such copies, access or disclosure provided to such person shall have already been (or simultaneously be) provided to the Purchaser; and

(e)
the Company promptly provides the Purchaser with:

(i)
written notice stating the Company’s intention to participate in such discussions or negotiations and to provide such copies, access or disclosure;

(ii)
prior to providing any such copies, access or disclosure, the Company provides the Purchaser with an executed copy of the Acceptable Confidentiality Agreement referred to in Section 5.3(1)(d); and

(iii)
any non-public information concerning the Company provided to such other person which was not previously provided to the Purchaser.

Section 5.4   Right to Match
(1)
If the Company receives an Acquisition Proposal that constitutes a Superior Proposal prior to the approval of the Arrangement Resolution by the Shareholders, the Board may, subject to compliance with Article 6 and Section 5.6, authorize the Company to make a change in Board Recommendation in respect of such Superior Proposal or accept, approve, or enter into a definitive agreement with respect to such Superior Proposal, if and only if:

(a)
the person making the Superior Proposal was not restricted from making such Superior Proposal pursuant to an existing confidentiality, standstill, non-disclosure, use, business purpose or similar restriction with the Company;

(b)
the Company has been, and continues to be, in compliance with its obligations under this Article 5;

(c)
the Company has delivered to the Purchaser a written notice of the determination of the Board that such Acquisition Proposal constitutes a Superior Proposal and of the intention of the Board to enter into such definitive agreement with respect to such Superior Proposal, together with a written notice from the Board regarding the value and financial terms that the Board, in consultation with its financial advisors, has determined should be ascribed to any non-cash consideration offered under such Superior Proposal (the “Superior Proposal Notice”);

(d)
the Company has provided the Purchaser a copy of the proposed definitive agreement for the Superior Proposal and all supporting materials, including any financing documents supplied to the Company in connection therewith;

(e)
at least five (5) Business Days (the “Matching Period”) have elapsed from the date that is the later of the date on which the Purchaser received the Superior Proposal Notice and the date on which the Purchaser received all of the materials set forth in Section 5.4(1)(d);

(f)
during any Matching Period, the Purchaser has had the opportunity (but not the obligation), in accordance with Section 5.4(2), to offer to amend this Agreement and the Arrangement in order for such Acquisition Proposal to cease to be a Superior Proposal;

(g)
after the Matching Period, the Board (i) has determined in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal continues to constitute a Superior Proposal (if applicable, compared to the terms of the Arrangement as proposed to be amended by the Purchaser under Section 5.4(2)) and (ii) has determined in good faith, after consultation with its outside legal counsel, that the failure by the Board to recommend that the Company enter into a definitive agreement with respect to such Superior Proposal would be inconsistent with its fiduciary duties; and

(h)
prior to or concurrently with entering into such definitive agreement the Company terminates this Agreement pursuant to Section 6.2(1)(c)(ii) and pays the Termination Fee pursuant to Section 5.6.

(2)
During the Matching Period, or such longer period as the Company may approve in writing for such purpose: (a) the Board shall review any offer made by the Purchaser under Section 5.4(1)(f) above to amend the terms of this Agreement and the Arrangement in good faith in order to determine whether such proposal would, upon acceptance, result in the Acquisition Proposal previously constituting a Superior Proposal ceasing to be a Superior Proposal; and (b) the Company shall, and shall cause its Representatives to, negotiate in good faith with the Purchaser to make such amendments to the terms of this Agreement and the Arrangement as would enable the Purchaser to proceed with the transactions contemplated by this Agreement on such amended terms. If the Board determines that such Acquisition Proposal would cease to be a Superior Proposal, the Company shall immediately so advise the Purchaser and the Company and the Purchaser shall amend this Agreement to reflect such offer made by the Purchaser and shall take and cause to be taken all such actions as are necessary to give effect to the foregoing.

(3)
Each successive amendment or modification to any Acquisition Proposal that results in an increase in, or modification of, the consideration (or value of such consideration) to be received by the Shareholders or other material terms or conditions thereof shall constitute a new Acquisition Proposal for the purposes of this Section 5.4, and the Purchaser shall be afforded a new five (5) Business Day Matching Period from the later of the date on which the Purchaser received the Superior Proposal Notice and the date on which the Purchaser received all of the materials set forth in Section 5.4(1)(d) with respect to the new Superior Proposal from the Company.
(4)
The Board shall promptly reaffirm the Board Recommendation by press release after any Acquisition Proposal that is publicly announced or publicly disclosed which the Board has determined not to be a Superior Proposal or the Board determines that a proposed amendment to the terms of this Agreement as contemplated under Section 5.4(2) would result in an Acquisition Proposal no longer being a Superior Proposal. The Company shall provide the Purchaser and its outside legal counsel with a reasonable opportunity to review the form and content of any such press release and shall make all reasonable amendments to such press release as requested by the Purchaser and its counsel.

(5)
If the Company provides a Superior Proposal Notice to the Purchaser on a date that is less than ten (10) Business Days before the Company Meeting, the Company shall either proceed with or postpone the Company Meeting, as directed by the Purchaser, to a date that is not more than ten (10) Business Days after the scheduled date of the Company Meeting, but in any event to a date that is not less than five (5) Business Days prior to the Outside Date.

(6)
Nothing contained in this Agreement shall prevent the Board from (a) complying with Section 2.17 of National Instrument 62-104 — Takeover Bids and Issuer Bids and similar provisions under Securities Laws relating to the provision of a directors’ circular in respect of an Acquisition Proposal that it determines is not a Superior Proposal, provided that the Purchaser and its legal counsel shall be provided with a reasonable opportunity to review the form and content of such circular or other disclosure and shall make all reasonable amendments as requested by the Purchaser and its counsel or (b) taking and disclosing to its shareholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the U.S. Exchange Act or from issuing a “stop, look and listen” letter or similar communication of the type contemplated by Rule 14d-9(f) under the U.S. Exchange Act.

Section 5.5   Breach by Representatives
Without limiting the generality of the foregoing, the Company shall advise its Representatives of the prohibitions set out in this Article 5 and any violation of the restrictions set forth in this Article 5 by the Company or its Representatives is deemed to be a breach of this Article 5 by the Company.
Section 5.6   Termination Fees
(1)
Despite any other provision in this Agreement relating to the payment of fees and expenses, including the payment of brokerage fees, if a Termination Fee Event occurs, the Company shall pay the Purchaser the Termination Fee in accordance with Section 5.6(3) in consideration for the disposition by the Purchaser of its rights under this Agreement.

(2)
For the purposes of this Agreement, “Termination Fee” means US$18,148,536, and “Termination Fee Event” means the termination of this Agreement:

(a)
by the Purchaser, pursuant to Section 6.2(1)(d)(ii) [Change in Recommendation];

(b)
by the Company, pursuant to Section 6.2(1)(c)(ii) [to enter into a Superior Proposal];

(c)
by the Company or the Purchaser pursuant to Section 6.2(1)(b)(i) [No Required Shareholder Approval], or pursuant to Section 6.2(1)(b)(iii) [Outside Date], or by the Purchaser pursuant to Section 6.2(1)(d)(i) (due to a wilful breach or fraud on the part of the Company) [Breach of Company Representation, Warranty or Covenant], if:

(i)
prior to such termination, an Acquisition Proposal is made or publicly announced or otherwise publicly disclosed by any person (other than the Purchaser) or any person (other than the Purchaser) shall have publicly announced an intention to make an Acquisition Proposal; and

(ii)
within twelve (12) months following the date of such termination (A) an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in clause (i) above) is consummated or effected, or (B) the Company, directly or indirectly, in one or more transactions, enters into a contract, other than an Acceptable Confidentiality Agreement permitted by and in accordance with Section 5.3, in respect of an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in clause (i) above) and such Acquisition Proposal is later consummated or effected (whether or not such Acquisition Proposal is later consummated or effected within twelve (12) months after such termination).

For purposes of the foregoing, the term “Acquisition Proposal” shall have the meaning assigned to such term in Section 1.1, except that references to “20% or more” shall be deemed to be references to “50% or more”.
(3)
If a Termination Fee Event occurs due to a termination of this Agreement by the Company pursuant to Section 6.2(1)(c)(ii) [to enter into a Superior Proposal], the Termination Fee shall be paid prior to or simultaneously with the occurrence of such Termination Fee Event. If a Termination Fee Event occurs due to a termination of this Agreement by the Purchaser pursuant to Section 6.2(1)(d)(ii) [Change in Recommendation or Material Breach of Company Non-Solicitation Covenants], the Termination Fee shall be paid within two (2) Business Days following such Termination Fee Event. If a Termination Fee Event occurs in the circumstances set out in Section 5.6(2)(c), the Termination Fee shall be paid on or prior to the consummation/closing of the Acquisition Proposal referred to therein. Any Termination Fee shall be paid by the Company to the Purchaser, by wire transfer in immediately available funds to an account designated by the Purchaser.

(4)
The Company acknowledges that the agreements contained in Section 5.6 are an integral part of the transactions contemplated by this Agreement, and that without these agreements the Purchaser would not enter into this Agreement, and that the amounts set out in this Section 5.6 represent liquidated damages which are a genuine pre-estimate of the damages, including opportunity costs, reputational damage, and out-of-pocket expenditures, which the Purchaser will suffer or incur as a result of the event giving rise to such damages and resultant termination of this Agreement, and are not penalties. The Company irrevocably waives any right it may have to raise as a defence that any such liquidated damages are excessive or punitive. For greater certainty, the Parties agree that the payment of the Termination Fee in full to the Purchaser pursuant to this Section 5.6 in the manner provided herein is the sole and exclusive remedy of the Purchaser in respect of the event giving rise to such payment, and the termination of this Agreement, and following the receipt of the Termination Fee, the Purchaser shall not be entitled to bring or maintain any claim, action or proceeding against the Company or any of its affiliates arising out of or in connection with this Agreement (or the termination thereof) or the transactions contemplated herein and neither the Company nor any of its affiliates shall have any further liability with respect to this Agreement or the transactions contemplated hereby to the Purchaser or any of its affiliates, provided, however, that nothing contained in this Section 5.6, and no payment of any such amount, shall relieve or have the effect of relieving the Company in any way from liability for damages incurred or suffered by the Purchaser as a result of an intentional or wilful breach of this Agreement, including the intentional or wilful making of a Misrepresentation in this Agreement and nothing contained in this Section 5.6 shall preclude the Purchaser from seeking injunctive relief in accordance with Section 8.14 to restrain the breach or threatened breach of the covenants or agreements set forth in this Agreement or otherwise to obtain specific performance of any of such acts, covenants or agreements, without the necessity of posting a bond or security in connection therewith. Notwithstanding the foregoing, while the Purchaser may pursue both a grant of specific performance in accordance with Section 8.14 and the payment of Termination Fee under this Section 5.6, under no circumstances shall the Purchaser be permitted or entitled to receive both a grant of specific performance of the Company’s obligation to complete the transactions contemplated hereby and any monetary damages, including all or any portion of the Termination Fee.

Section 5.7   Expenses and Expense Reimbursement
(1)
Except as expressly otherwise provided in this Agreement including Section 5.7(2), all out-of-pocket third party transaction expenses incurred in connection with this Agreement and the Plan of Arrangement and the transactions contemplated hereunder and thereunder, including all costs, expenses and fees of the Company incurred prior to or after the Effective Time in connection with, or incidental to, the Plan of Arrangement, shall be paid by the Party incurring such expenses, whether or not the Arrangement is consummated.

(2)
In addition to the rights of the Purchaser under Section 5.6, if this Agreement is terminated by (i) the Company or the Purchaser pursuant to Section 6.2(1)(b)(i) [No Required Shareholder Approval] or (ii) the Purchaser pursuant to Section 6.2(1)(d)(i) [Breach of Company Representation, Warranty or Covenant], then the Company shall within two (2) Business Days of such termination, pay or cause to be paid to the Purchaser by wire transfer of immediately available funds to an account designated by the Purchaser, an expense reimbursement fee equal to US$3,000,000, in the event this Agreement is terminated pursuant to Section 6.2(1)(b)(i), and US$5,000,000, in the event this Agreement is terminated pursuant to Section 6.2(1)(d)(i). In no event shall the Company be required to pay under Section 5.6, on the one hand, and this Section 5.7(2), on the other hand, in the aggregate, an amount in excess of the Termination Fee.

(3)
If this Agreement is terminated by the Company pursuant to Section 6.2(1)(c)(i) [Breach of Purchaser Representation, Warranty or Covenant], then the Purchaser shall within two (2) Business Days of such termination, pay or cause to be paid to the Company by wire transfer of immediately available funds to an account designated by the Company, an expense reimbursement fee equal to US$5,000,000.

ARTICLE 6
TERM AND TERMINATION
Section 6.1   Term
This Agreement shall be effective from the date hereof until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms.
Section 6.2   Termination
(1)
This Agreement may be terminated prior to the Effective Time by;

(a)
the mutual written agreement of the Parties; or

(b)
either the Company or the Purchaser if:

(i)
the Company Shareholder Approval is not obtained at the Company Meeting in accordance with the Interim Order provided that a Party may not terminate this Agreement pursuant to this Section 6.2(1)(b)(i) if the failure to obtain the Company Shareholder Approval has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under this Agreement;

(ii)
after the date of this Agreement, any Law is enacted, made, enforced or amended, as applicable, that makes the consummation of the Arrangement illegal or otherwise permanently prohibits or enjoins the Company or the Purchaser from consummating the Arrangement, and such Law has, if applicable, become final and non-appealable, provided the Party seeking to terminate this Agreement pursuant to this Section 6.2(1)(b)(ii) has used its commercially reasonable efforts to, as applicable, appeal or overturn such Law or otherwise have it lifted or rendered non-applicable in respect of the Arrangement; or

(iii)
the Effective Time does not occur on or prior to the Outside Date, provided that a Party may not terminate this Agreement pursuant to this Section 6.2(1)(b)(iii) if the failure of the Effective Time to so occur has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under this Agreement; or

(c)
the Company if:

(i)
a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Purchaser under this Agreement occurs that would cause any condition in Section 7.1 or Section 7.2 not to be satisfied, and such breach or failure is incapable of being cured on or prior to the Outside Date or is not cured in accordance with the terms of Section 6.4; provided that the Company is not then in breach of this Agreement so as to cause any condition in Section 7.1 or Section 7.3 not to be satisfied;

(ii)
prior to the approval by the Shareholders of the Arrangement Resolution, the Board authorizes the Company to enter into a written agreement (other than an Acceptable Confidentiality Agreement permitted by and in accordance with Section 5.3) with respect to a Superior Proposal in accordance with Section 5.4, provided the Company is then in compliance with Article 5 in all material respects and that prior to or concurrent with such termination the Company pays the Termination Fee in accordance with Section 5.6; or

(iii)
there has occurred a Purchaser Material Adverse Effect;

(d)
the Purchaser if:

(i)
a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company under this Agreement occurs that would cause any condition in Section 7.2 or Section 7.3 not to be satisfied, and such breach or failure is incapable of being cured on or prior to the Outside Date or is not cured in accordance with the terms of Section 6.4; provided that the Purchaser is not then in breach of this Agreement so as to cause any condition in Section 7.1 or Section 7.2 not to be satisfied;

(ii)
(A) the Board or any committee of the Board fails to unanimously recommend or withdraws, amends, modifies or qualifies, or publicly proposes or states an intention to withdraw, amend, modify or qualify, the Board Recommendation, (B) the Board or any committee of the Board accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend an Acquisition Proposal or takes no position or remains neutral with respect to a publicly announced, or otherwise publicly disclosed, Acquisition Proposal for more than five (5) Business Days (or beyond the third (3rd) Business Day prior to the date of the Company Meeting, if sooner), (C) the Board or any committee of the Board accepts or enters into (other than an Acceptable Confidentiality Agreement permitted by and in accordance with Section 5.3) or publicly proposes to accept or enter into any agreement, understanding or arrangement in respect of an Acquisition Proposal, (D) the Board or any committee of the Board fails to publicly recommend or reaffirm the Board Recommendation within five (5) Business Days after having been requested in writing by the Purchaser to do so (or in the event that the Company Meeting is scheduled to occur within such five (5) Business Day period, prior to the Business Day prior to the date of the Company Meeting), or (E) the Company breaches Article 5 in any material respect; or

(iii)
there has occurred a Material Adverse Effect.

Section 6.3   Effect of Termination/Survival
If this Agreement is terminated pursuant to Section 6.1 or Section 6.2, this Agreement shall become void and of no further force or effect without liability of any Party (or any shareholder, director, officer, employee, agent, consultant or representative of such Party) to any other Party to this Agreement, except that: (a) in the event of termination under Section 6.1 as a result of the Effective Time occurring Section 4.10 shall survive for a period of six (6) years following such termination and this Section 6.3 shall survive, and (b) in the event of termination under Section 6.2, this Section 6.3, Section 5.6, Section 5.7 and Article 8 (other than Section 8.8) shall survive, and provided further that no Party shall be relieved of any liability for any willful breach by it of this Agreement.
Section 6.4   Notice and Cure Provisions
If any Party determines at any time prior to the Effective Time that it intends to refuse to complete the transactions contemplated hereby because of any unfilled or unperformed condition contained in this

Agreement, such Party will so notify the other Party forthwith upon making such determination in order that the other Party will have the right and opportunity to take such steps, at its own expense, as may be necessary for the purpose of fulfilling or performing such condition within a reasonable period of time, but in no event later than the Outside Date. Neither the Company nor the Purchaser may elect not to complete the transactions contemplated hereby pursuant to the conditions precedent contained in Article 7 hereof or exercise any termination right arising therefrom and no payments will be payable as a result of such election pursuant to Article 7 unless forthwith and in any event prior to the Outside Date the Party intending to rely thereon has given a written notice to the other Party specifying in reasonable detail all breaches of covenants, representations and warranties or other matters which the Party giving such notice is asserting as the basis for the non-fulfillment of the applicable condition precedent or the exercise of the termination right, as the case may be. If any such notice is given, provided that the other Party is proceeding diligently to cure such matter, if such matter is susceptible to being cured, the Party giving such notice may not terminate this Agreement as a result thereof until the earlier of the Outside Date and the expiration of a period of fifteen (15) Business Days from such notice. If such notice has been given prior to the date of the Company Meeting, such meeting, unless the Parties otherwise agree, will be postponed or adjourned until the expiry of such period (without causing any breach of any other provision contained herein).
ARTICLE 7
CONDITIONS PRECEDENT
Section 7.1   Mutual Conditions Precedent
The respective obligations of the Parties to complete the Arrangement are subject to the satisfaction, or mutual waiver by the Parties, on or before the Effective Date, of each of the following conditions, each of which are for the mutual benefit of the Parties and which may be waived, in whole or in part, by the Purchaser and the Company at any time:
(a)
the Company Shareholder Approval is obtained at the Company Meeting in accordance with the Interim Order and applicable Laws;

(b)
each of the Interim Order and Final Order will have been obtained in form and substance satisfactory to each of the Company and the Purchaser, each acting reasonably, and will not have been set aside or modified in any manner unacceptable to either the Company or the Purchaser, each acting reasonably, on appeal or otherwise;

(c)
the Key Regulatory Approvals and the approval of the TSX and the TSXV will have been obtained;

(d)
no Law will have been enacted, issued, promulgated, enforced, made, entered, issued or applied and no Proceeding will otherwise have been taken under any Laws or by any Governmental Authority (whether temporary, preliminary or permanent) that makes the Arrangement illegal or otherwise directly or indirectly cease trades, enjoins, restrains or otherwise prohibits completion of the Arrangement; and

(e)
this Agreement shall not have been terminated in accordance with its terms.

Section 7.2   Additional Conditions Precedent to the Obligations of the Company
The obligation of the Company to complete the Arrangement will be subject to the satisfaction, or waiver by the Company, on or before the Effective Date, of each of the following conditions, each of which is for the exclusive benefit of the Company and which may be waived by the Company at any time, in whole or in part, in its sole discretion and without prejudice to any other rights that the Company may have:
(a)
the Purchaser will have complied in all material respects with its obligations, covenants and agreements in this Agreement to be performed and complied with on or before the Effective Date;

(b)
the representations and warranties of the Purchaser in (i) Section 3.2(a) [Organization and Corporate Capacity], Section 3.2(b) [Authority Relative to this Agreement], Section 3.2(c) [Required Approvals], Section 3.2(d) [No Violation], and Section 3.2(e) [Capitalization] will be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Effective Date,

(ii) Section 3.2(t) [Interest in Properties] will be true and correct in all material respects as of the date of this Agreement and as of the Effective Date (except where such representation and warranty speaks to an earlier date in which case it will be true and correct in all material respects as of such date) and (iii) all other representations and warranties of the Purchaser will be true and correct as of the Effective Date (disregarding any materiality or Purchaser Material Adverse Effect qualification therein, and except that any such representation and warranty that by its terms speaks specifically as of the date of this Agreement or another date shall be true and correct in all respects as of such date, except in the case of this clause (iii) where the failure to be so true and correct in all respects, individually and in the aggregate, has not had or would not reasonably be expected to have a Purchaser Material Adverse Effect or prevent or impede the completion of the Arrangement);
(c)
there shall not have occurred a Purchaser Material Adverse Effect;

(d)
the Purchaser will have complied with its obligations under Section 2.9 and the Depositary shall have confirmed receipt of the Consideration Shares;

(e)
the Company will have received a certificate of the Purchaser signed by a senior officer of the Purchaser and dated the Effective Date certifying that the conditions set out in Section 7.2(a), Section 7.2(b) and Section 7.2(c) have been satisfied, which certificate will cease to have any force and effect after the Effective Time; and

(f)
the Consideration Shares to be issued pursuant to the Arrangement shall be exempt from the prospectus and registration requirements of applicable Canadian Securities Laws by virtue of applicable exemptions under Canadian Securities Laws and there shall be no resale restrictions on the Consideration Shares to be issued to Shareholders as the Consideration pursuant to the Arrangement under Canadian Securities Laws, except in respect of those holders who are subject to restrictions on resales as a result of being a “control person” under Canadian Securities Laws, as applicable or as required pursuant to stock exchange policies.

Section 7.3   Additional Conditions Precedent to the Obligations of the Purchaser
The obligation of the Purchaser to complete the Arrangement will be subject to the satisfaction, or waiver by the Purchaser, on or before the Effective Date, of each of the following conditions, each of which is for the exclusive benefit of the Purchaser and which may be waived by the Purchaser at any time, in whole or in part, in its sole discretion and without prejudice to any other rights that the Purchaser may have:
(a)
the Company will have complied in all material respects with its obligations, covenants and agreements in this Agreement to be performed and complied with on or before the Effective Date;

(b)
the representations and warranties of the Company in (i) Section 3.1(a) [Organization and Corporate Capacity], Section 3.1(b) [Authority Relative to this Agreement], Section 3.1(c) [Required Approvals], Section 3.1(d) [No Violation], Section 3.1(e) [Capitalization] Section 3.1(f) [Subsidiaries], and Section 3.1(ll) [Financial Advisors or Brokers] will be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Effective Date (except where such representation and warranty speaks to an earlier date in which case it will be true and correct in all material respects as of such date), (ii) Section 3.1(t) [Interest in Properties] will be true and correct in all material respects as of the date of this Agreement and as of the Effective Date (except where such representation and warranty speaks to an earlier date in which case it will be true and correct in all material respects as of such date) and (iii) all other representations and warranties of the Company will be true and correct as of the Effective Date (disregarding any materiality or Material Adverse Effect qualification therein, and except that any such representation and warranty that by its terms speaks specifically as of the date of this Agreement or another date shall be true and correct in all respects as of such date), except in the case of this clause (iii) where the failure to be so true and correct in all respects, individually and in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Effect or prevent or impede the completion of the Arrangement;

(c)
there shall not have occurred a Material Adverse Effect;

(d)
the Purchaser will have received a certificate of the Company signed by a senior officer of the Company and dated the Effective Date certifying that the conditions set out in Section 7.3(a), Section 7.3(b), Section 7.3(c) and Section 7.3(e) have been satisfied, which certificate will cease to have any force and effect after the Effective Time;

(e)
Dissent rights shall not have been validly exercised in connection with the Arrangement by holders of more than 7.5% of the Common Shares then outstanding; and

(f)
there shall not be pending or threatened in writing any Proceeding by any Governmental Authority or any other person that is reasonably likely to result in any:

(i)
prohibition or material restriction on the acquisition by the Purchaser of the Common Shares or the completion of the Arrangement or any person obtaining from the Purchaser or the Company any material damages in connection with the Arrangement;

(ii)
prohibition or material limit on the ownership by the Purchaser of the Company or any material portion of its assets or business; or

(iii)
imposition of material limitations on the ability of the Purchaser to acquire or hold, or exercise full rights of ownership of, the Common Shares, including the right to vote such Common Shares.

ARTICLE 8
GENERAL
Section 8.1   Privacy
Each Party shall comply with applicable privacy Laws in the course of collecting, using and disclosing personal information about an identifiable individual (the “Transaction Personal Information”). Neither Party shall disclose Transaction Personal Information to any person other than to its advisors who are evaluating and advising on the transactions contemplated by this Agreement. If the Arrangement is consummated, neither Party shall, following the Effective Date, without the consent of the individuals to whom such Transaction Personal Information relates or as permitted or required by applicable Law, use or disclose Transaction Personal Information:
(a)
for purposes other than those for which such Transaction Personal Information was collected prior to the Effective Date; and

(b)
which does not relate directly to the carrying on the business of such Party or to the carrying out of the purposes for which the transactions contemplated by this Agreement were implemented.

Each Party shall protect and safeguard the Transaction Personal Information against unauthorized collection, use or disclosure. Each Party shall cause its advisors to observe the terms of this Section and to protect and safeguard Transaction Personal Information in their possession. If this Agreement shall be terminated, each Party shall promptly deliver to other Party all Transaction Personal Information in its possession or in the possession of any of its advisors, including all copies, reproductions, summaries or extracts thereof.
Section 8.2   Notices
Any demand, notice or other communication to be given in connection with this Agreement must be given in writing and will be given by electronic mail addressed to the recipient as follows:
(a)
if to the Purchaser as follows:

Artemis Gold Inc.
Ste. 3083, Three Bentall Centre, 595 Burrard St.
Vancouver, B.C. V7X 1L3
Attention:   Dale Andres, Chief Executive Officer
Email:       [REDACTED]

with a copy (which will not constitute notice) to:
Blake, Cassels & Graydon LLP
Suite 3500, 1133 Melville Street
Vancouver, British Columbia V6E 4E5
Attention:   Bob Wooder and Michelle Noorani
Email:       [REDACTED]
(b)   if to the Company:
Vista Gold Corp.
8310 S Valley Hwy, Suite 300
Englewood, Colorado, 80112
Attention:   Frederick H. Earnest, President & Chief Executive Officer
Email:       [REDACTED]
with a copy (which will not constitute notice) to:
Stikeman Elliott LLP
199 Bay Street, Suite 5300
Commerce Court West
Toronto, Ontario, M5L 1B9
Attention:   D’Arcy Nordick and John Lee
Email:       [REDACTED]
or to such other street address, individual or electronic communication number or address as may be designated by notice given by either Party to the other. Any demand, notice or other communication given by electronic mail will be conclusively deemed to have been given on the day of transmittal thereof if given during the normal business hours of the recipient and on the Business Day during which such normal business hours next occur if not given during such hours on any day.
Section 8.3   Assignment
Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any Party without the prior written consent of the other Party, provided that the Purchaser may assign all or part of its rights under this Agreement to, and its obligations under this Agreement may be assumed by, any of its affiliates, provided that if such assignment and/or assumption takes place, the Purchaser shall continue to be liable jointly and severally with such affiliates, as the case may be, for all of its obligations hereunder.
Section 8.4   Benefit of Agreement
This Agreement will enure to the benefit of and be binding upon the respective successors (including any successor by reason of amalgamation or statutory arrangement) and permitted assigns of the Parties.
Section 8.5   Time of Essence
Time is of the essence of this Agreement.
Section 8.6   Governing Law; Attornment; Service of Process
This Agreement shall be governed, including as to validity, interpretation and effect, by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. Each of the Parties hereby irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of British Columbia in respect of all matters arising under and in relation to this Agreement or the Arrangement and waives, to the fullest extent possible, the defence of an inconvenient forum or any similar defence to the maintenance of proceedings in such courts.

Section 8.7   Entire Agreement
This Agreement constitutes, together with the Confidentiality Agreement, the Company Disclosure Letter and the Purchaser Disclosure Letter, the entire agreement between the Parties with respect to the subject matter thereof. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the Parties with respect thereto except as expressly set forth in this Agreement and the Confidentiality Agreement. The Parties also acknowledge and agree that the Letter of Intent was terminated upon the execution and delivery of this Agreement and is no longer of any force and effect.
Section 8.8   Amendment
(1)
This Agreement may, at any time and from time to time before or after the holding of the Company Meeting, be amended by written agreement of the Parties without, subject to applicable Laws, further notice to or authorization on the part of the Securityholders, and any such amendment may, without limitation:

(a)
change the time for performance of any of the obligations or acts of the Parties;

(b)
waive any inaccuracies or modify any representation, term or provision contained herein or in any document delivered pursuant hereto; or

(c)
waive compliance with or modify any of the conditions precedent referred to in Article 7 or any of the covenants herein contained or waive or modify performance of any of the obligations of the Parties, provided, however, that no such amendment may reduce or materially affect the consideration to be received by the Shareholders under the Arrangement without their approval at the Company Meeting or, following the Company Meeting, without their approval given in the same manner as required by applicable Laws for the approval of the Arrangement as may be required by the Court.
(2)
Notwithstanding the foregoing, the Plan of Arrangement may only be supplemented or amended in accordance with the provisions of this Agreement and the Plan of Arrangement.

Section 8.9   Waiver and Modifications
Any Party may (a) waive, in whole or in part, any inaccuracy of, or consent to the modification of, any representation or warranty made to it hereunder or in any document to be delivered pursuant hereto, (b) extend the time for the performance of any of the obligations or acts of the other Parties, (c) waive or consent to the modification of any of the covenants herein contained for its benefit or waive or consent to the modification of any of the obligations of the other Parties hereto or (d) waive the fulfillment of any condition to its own obligations contained herein. No waiver or consent to the modifications of any of the provisions of this Agreement will be effective or binding unless made in writing and signed by the Party or Parties purporting to give the same and, unless otherwise provided, will be limited to the specific breach or condition waived. Subject to Section 5.6(4), the rights and remedies of the Parties hereunder are cumulative and are in addition to, and not in substitution for, any other rights and remedies available at law or in equity or otherwise, and no single or partial exercise by a Party of any right or remedy precludes or otherwise affects any further exercise of such right or remedy or the exercise of any other right or remedy to which that Party may be entitled. No waiver or partial waiver of any nature, in any one or more instances, will be deemed or construed a continued waiver of any condition or breach of any other term, representation or warranty in this Agreement.
Section 8.10   Third Party Beneficiaries
(1)
Except as provided in Section 4.10 which, without limiting their terms, are intended as stipulations for the benefit of the third persons mentioned in such provisions (such third persons referred to in this Section 8.10 as the “Covered Persons”) and except for the rights of the Shareholders to receive the Consideration following the Effective Time pursuant to the Arrangement, the Parties intend that this Agreement will not benefit or create any right or cause of action in favour of any person, other than the

Parties and that no person, other than the Parties, shall be entitled to rely on the provisions of this Agreement in any action, suit, proceeding, hearing or other forum.
(2)
Despite the foregoing, the Purchaser acknowledges to each of the Covered Persons their direct rights against it under Section 4.10 of this Agreement, which are intended for the benefit of, and shall be enforceable by, each Covered Person, his or her heirs and his or her legal representatives, and for such purpose, the Company confirms that it is acting as trustee on their behalf, and agrees to enforce such provisions on their behalf.

Section 8.11   Severability
If any provision of this Agreement is determined by any court of competent jurisdiction to be illegal or unenforceable, that provision will be severed from this Agreement and the remaining provisions will continue in full force and effect so long as the economic or legal substance of the transactions contemplated herein is not affected in any material manner or would prevent or significantly impede or materially delay the completion of the Arrangement.
Section 8.12   Mutual Interest
Notwithstanding the fact that any part of this Agreement has been drafted or prepared by or on behalf of one of the Parties, all Parties confirm that they and their respective counsel have reviewed and negotiated this Agreement and that the Parties have adopted this Agreement as the joint agreement and understanding of the Parties, and the language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and the Parties waive the application of any Laws or rule or construction providing that ambiguities in any agreement or other document will be construed against the Party drafting such agreement or other document and agree that no rule of construction providing that a provision is to be interpreted in favour of the person who contracted the obligation and against the person who stipulated it will be applied against any Party.
Section 8.13   Further Assurances
Subject to the provisions of this Agreement, the Parties will, from time to time, do all acts and things and execute and deliver all such further documents and instruments, as the other Parties may, either before or after the Effective Date, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement and, in the event the Arrangement becomes effective, to document or evidence any of the transactions or events set out in the Plan of Arrangement.
Section 8.14   Injunctive Relief
The Parties agree that irreparable harm would occur for which money damages would not be an adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to injunctive and other equitable relief to prevent breaches or threatened breaches of this Agreement, and to enforce compliance with the terms of this Agreement without any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief, this, subject to Section 5.6(4), being in addition to any other remedy to which the Parties may be entitled at law or in equity.
Section 8.15   No Personal Liability
(1)
No director, officer or employee of the Purchaser will have any personal liability to the Company under this Agreement or any other document delivered in connection with this Agreement or the Arrangement on behalf of the Purchaser.

(2)
No director, officer or employee of the Company will have any personal liability to the Purchaser under this Agreement or any other document delivered in connection with this Agreement or the Arrangement on behalf of the Company.

Section 8.16   Counterparts
This Agreement may be executed and delivered in any number of counterparts (including by electronic transmission), each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument.
[Signature Page Follows]

IN WITNESS WHEREOF the Parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.
ARTEMIS GOLD INC.
By:
/s/ Dale Andres

Name:
Dale Andres

Title:
CEO

VISTA GOLD CORP.
By:
/s/ Frederick H. Earnest

Name:
Frederick H. Earnest

Title:
President & CEO

Signature Page to Arrangement Agreement

SCHEDULE A
FORM OF PLAN OF ARRANGEMENT
PLAN OF ARRANGEMENT
UNDER THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)
ARTICLE 1
INTERPRETATION
Section 1.1   Definitions
In this Plan of Arrangement, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the respective meanings set out below and grammatical variations of those terms shall have corresponding meanings:
“Arrangement” means the arrangement pursuant to the provisions of Division 5 of Part 9 of the BCBCA, on the terms and conditions set out in this Plan of Arrangement, subject to any amendments or variations thereto made in accordance with Section 8.8 of the Arrangement Agreement or Article 5 of this Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably;
“Arrangement Agreement” means the arrangement agreement dated September 20, 2026 between the Company and the Purchaser, including the schedules thereto, as the same may be, amended, supplemented, restated or otherwise modified from time to time in accordance with its terms;
“Arrangement Resolution” means the special resolution approving this Plan of Arrangement to be considered and, if thought fit, passed by Shareholders at the Company Meeting;
“BCBCA” means the Business Corporations Act (British Columbia), S.B.C. 2002, c.57, as amended, and the regulations made thereunder;
“Business Day” means a day other than a Saturday, a Sunday or any other day on which major banks are closed for business in Vancouver, British Columbia or Darwin, Australia;
“Canadian Taxpayer” means a Person who is resident or who is or was employed in Canada, in each case, for purposes of the Tax Act;
“Common Shares” means the common shares in the capital of the Company and includes, for greater certainty, any Common Shares issued upon the valid exercise or settlement of any Convertible Securities;
“Company” means Vista Gold Corp., a corporation existing under the laws of the Province of British Columbia;
“Company Meeting” means the special meeting of the Shareholders, including any adjournment or postponement thereof in accordance with the terms of the Arrangement Agreement, to be called and held in accordance with the Interim Order for the purpose of, among other things, considering and, if thought advisable, approving the Arrangement Resolution;
“Consideration” means the consideration to be received pursuant to this Plan of Arrangement in respect of each Common Share that is issued and outstanding immediately prior to the Effective Time, consisting of 0.0966 of a Purchaser Share;
“Consideration Shares” means the Purchaser Shares to be issued as Consideration pursuant to the Arrangement;
“Convertible Securities” means the DSUs and the RSUs;
“Court” means the Supreme Court of British Columbia;
“Depositary” means Computershare Trust Company of Canada, or any other depositary or trust company, bank or financial institution as the Purchaser may appoint to act as depositary with the approval of the Company, acting reasonably;

E-A-1

“Dissent Rights” has the meaning ascribed thereto in Section 4.1;
“Dissenting Shares” means the Common Shares held by Dissenting Shareholders in respect of which such Dissenting Shareholders have given Notice of Dissent;
“Dissenting Shareholder” means a registered Shareholder as of the record date of the Company Meeting who has duly and validly exercised the Dissent Rights in respect of the Arrangement Resolution in strict compliance with Sections 237 to 247 of the BCBCA, as modified by Section 4.1, the Interim Order, the Final Order, or any other order of the Court, and who has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights, but only in respect of the Common Shares in respect of which Dissent Rights are duly and validly exercised by such registered Shareholder;
“DSU” means the outstanding deferred share units of the Company issued pursuant to and/or governed by the DSU Plan;
“DSU Consideration” means with respect to each DSU, one Common Share;
“DSU Holder” means a holder of DSUs;
“DSU Plan” means the Deferred Share Unit Plan of the Company, dated March 13, 2019;
“Effective Date” means the date on which the Arrangement Agreement becomes effective as set out in Section 2.8 of the Arrangement Agreement;
“Effective Time” means 12:01 a.m. (Vancouver time) on the Effective Date or such other time as the Company and the Purchaser may agree upon in writing before the Effective Date;
“Exchange Ratio” means 0.0966 of a Purchaser Share for each Common Share;
“Final Order” means the final order of the Court pursuant to Section 291 of the BCBCA, after being informed of the intention to rely upon the exemption from the registration requirements under Section 3(a)(10) of the U.S. Securities Act with respect to the issuance of and distribution of the Consideration Shares and the Replacement RSUs, and after a hearing considering, amongst other things, the procedural and substantive fairness of the terms and conditions of the Arrangement, in form and substance acceptable to the Company and the Purchaser, each acting reasonably, approving the Arrangement, as such order may be affirmed, amended, modified, supplemented or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, as affirmed or amended on appeal (provided that any such amendment is acceptable to both the Company and the Purchaser, each acting reasonably), unless such appeal is withdrawn, abandoned or denied;
“Former Shareholders” means the holders of Common Shares immediately prior to the time at which Section 3.1(e) hereof occurs;
“Governmental Authority” means any international, multinational, national, federal, provincial, territorial, state, regional, municipal, local or other government or governmental body and any division, agent, official, agency, commission, board or authority of any government, governmental body, quasi-governmental or private body (including the TSX, TSXV, NYSE American or any other stock exchange) exercising any statutory, regulatory, expropriation or taxing authority under the authority of any of the foregoing and any domestic, foreign or international judicial, quasi-judicial or administrative court, tribunal, commission, board, panel or arbitrator acting under the authority of any of the foregoing;
“holder”, when used with reference to any securities of the Company, means the holder of such securities shown from time to time in the central securities register maintained by or on behalf of the Company in respect of such securities, or the beneficial holder, as the context requires;
“Interim Order” means the interim order of the Court pursuant to Section 291 of the BCBCA, after being informed of the intention to rely upon the exemption from the registration requirements under Section 3(a)(10) of the U.S. Securities Act with respect to the issuance and distribution of the Consideration Shares and the Replacement RSUs, to be issued following the application therefor submitted to the Court as contemplated by Section 2.2 of the Arrangement Agreement, in form and

E-A-2

substance acceptable to the Company and the Purchaser, each acting reasonably, providing for, among other things, declarations and directions in respect of the notice to be given in respect of, and the calling and holding of the Company Meeting, as such order may be affirmed, amended, modified, supplemented or varied by the Court with the consent of both the Company and the Purchaser, each acting reasonably;
“Letter of Transmittal” means the letter of transmittal to be sent to the registered Shareholders for use in connection with the Arrangement;
“Liens” means any mortgage, hypothec, prior claim, lease, sublease, easement, encroachment, servitude, lien, pledge, assignment for security, security interest, option, right of first offer or first refusal or other charge or encumbrance of any kind;
“LTIP” means the Long Term Equity Incentive Plan of the Company, as adopted on May 3, 2010, as amended May 6, 2015, May 2, 2019, and March 5, 2023;
“Notice of Dissent” means a notice of dissent duly and validly given by a registered Shareholder exercising Dissent Rights as contemplated in the Interim Order and as described in Article 4;
“NYSE American” means the NYSE American Stock Exchange;
“Parties” means the parties to the Arrangement Agreement and “Party” means any one of them;
“person” includes an individual, sole proprietorship, corporation, body corporate, incorporated or unincorporated association, syndicate or organization, partnership, limited partnership, limited liability company, unlimited liability company, joint venture, joint stock company, trust, natural person in his or her capacity as trustee, executor, administrator or other legal representative, a government or Governmental Authority or other entity, whether or not having legal status;
“Plan of Arrangement” means this plan of arrangement as amended, modified or supplemented from time to time in accordance with Article 6 or at the direction of the Court in the Final Order, with the consent of the Company and the Purchaser, each acting reasonably;
“Purchaser” means Artemis Gold Inc., a corporation existing under the laws of the Province of British Columbia;
“Purchaser Shares” means common shares in the capital of the Purchaser;
“Registered Shareholder” means a registered holder of Common Shares as recorded in the shareholder register of the Company;
“Replacement RSU” means a restricted share unit issued by the Purchaser which, upon vesting, entitles the holder thereof to a certain number of Purchaser Shares as determined in accordance with Section 3.1(e);
“RSU” means the outstanding restricted share units of the Company issued pursuant to and/or governed by the LTIP and the applicable RSU Agreement;
“RSU Agreement” means a restricted share unit award agreement pursuant to which the Company has granted one or more RSUs pursuant to the LTIP;
“RSU Holder” means a holder of RSUs;
“Securityholders” means, collectively, the Shareholders, the DSU Holders and the RSU Holders;
“Shareholder” means a holder of one or more Common Shares;
“Stretch Component RSU” means an RSU that is described as forming part of, or otherwise represents, a stretch component in the underlying RSU Agreement;
“Tax” or “Taxes” means, with respect to any person, (a) any and all taxes, dues, duties, rates, imposts, fees, levies, other assessments, tariffs, charges or obligations of the same or similar nature, however denominated, imposed, assessed or collected by any Governmental Authority, including all income taxes,

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including any tax on or based on net income, gross income, income as specifically defined, earnings, gross receipts, capital gains, profits, business royalty or selected items of income, earnings or profits, and specifically including any supranational, national, federal, provincial, state, territorial, county, municipal, local or foreign taxes, state profit share taxes, windfall or excess profit taxes, capital taxes, royalty taxes, production taxes, payroll taxes, health taxes, employment taxes, employer health taxes, withholding taxes, global minimum or “Pillar 2” taxes, sales taxes, use taxes, goods and services taxes, harmonized sales taxes, custom duties, value added taxes, ad valorem taxes, excise taxes, alternative or add-on minimum taxes, franchise taxes, gross receipts taxes, licence taxes, occupation taxes, real and personal property taxes, stamp taxes, anti-dumping taxes, countervailing taxes, occupation taxes, environment taxes, transfer taxes, and employment or unemployment insurance premiums, social insurance premiums and worker’s compensation premiums and government pension plan premiums and contributions, and other taxes, fees, imposts, assessments or charges of any kind whatsoever; (b) any interest, penalties, additional taxes, fines and other charges and additions that may become payable on or in respect of amounts of the type described in clause (a) above or this clause (b); (c) any liability for the payment of any amounts of the type described in clauses (a) or (b) as a result of being a member of an affiliated, consolidated, combined or unitary group for any period or by virtue of any statute; and (d) any liability for the payment of any amounts of the type described in clauses (a) or (b) as a result of any express or implied obligation to indemnify any other person or as a result of being a transferee or successor in interest to any party;
“Tax Act” means the Income Tax Act (Canada);
“TSX” means the Toronto Stock Exchange;
“TSXV” means the TSX Venture Exchange;
“U.S. Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder; and
“Vested RSU Consideration” means with respect to each vested RSU, one Common Share.
Any capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Arrangement Agreement. In addition, words and phrases used herein and defined in the BCBCA and not otherwise defined herein or in the Arrangement Agreement shall have the same meaning herein as in the BCBCA unless the context otherwise requires.
Section 1.2   Interpretation Not Affected by Headings, etc.
The division of this Plan of Arrangement into Articles, Sections, paragraphs and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an “Article”, “Section” or “paragraph” followed by a number and/or a letter refer to the specified Article, Section or paragraph of this Plan of Arrangement.
Section 1.3   Number, Gender and Persons
In this Plan of Arrangement, unless the context otherwise requires, words used herein importing the singular include the plural and vice versa, words importing the use of any gender shall include all genders and neuter and the word person and words importing persons shall include a natural person, firm, trust, partnership, association, corporation, joint venture or government (including any governmental agency, political subdivision or instrumentality thereof) and any other entity or group of persons of any kind or nature whatsoever.
Section 1.4   Date of Any Action
In the event that any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day.

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Section 1.5   Time
Time shall be of the essence in every matter or action contemplated hereunder. All times expressed herein or in any letter of transmittal contemplated herein are local time (Vancouver, British Columbia) unless otherwise stipulated herein or therein.
Section 1.6   Currency
Unless otherwise stated, all references in this Plan of Arrangement to sums of money are expressed in lawful money of Canada.
Section 1.7   Governing Law
This Plan of Arrangement shall be governed, including as to validity, interpretation and effect, by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.
Section 1.8   Statutes
Any reference in this Plan of Arrangement to a statute refers to such statute and all rules, resolutions and regulations made or promulgated under it, as it or they may have been or may from time to time be amended or re-enacted, unless stated otherwise.
ARTICLE 2
EFFECT OF THE ARRANGEMENT
Section 2.1   Arrangement Agreement
This Plan of Arrangement constitutes an arrangement under Division 5 of Part 9 of the BCBCA and is made pursuant to, is subject to the provisions of, and forms a part of the Arrangement Agreement, except in respect of the sequence of the steps comprising the Arrangement, which shall occur in the order set forth herein. If there is any conflict between the provisions of this Plan of Arrangement and the provisions of the Arrangement Agreement regarding the Arrangement, the provisions of this Plan of Arrangement shall govern.
Section 2.2   Binding Effect
This Plan of Arrangement and the Arrangement will become effective, and be binding upon the Purchaser, the Company, the Shareholders (including Dissenting Shareholders), the DSU Holders and the RSU Holders, the registrar and transfer agent of the Company, the Depositary and all other persons, at and after, the Effective Time on the Effective Date, in each case without any further act or formality required on the part of any person, except as expressly provided herein.
ARTICLE 3
ARRANGEMENT
Section 3.1   The Arrangement
Commencing at the Effective Time on the Effective Date, each of the events set out below shall occur and be deemed to occur in the following sequence, in each case, unless stated otherwise, effective as at one minute intervals starting at the Effective Time, without any further authorization, act or formality of or by the Company, the Purchaser or any other person:
(a)
each of the Dissenting Shares held by Dissenting Shareholders in respect of which Dissent Rights have been duly and validly exercised (and the right of such Dissenting Shareholder to dissent with respect to such shares has not terminated or ceased to apply with respect to such shares) shall, without any further act or formality by or on behalf of a Dissenting Shareholder, be deemed to have been transferred to the Company in consideration for a debt claim against the Company for the amount determined under Article 4, and:

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(i)
such Dissenting Shareholders shall cease to be the holders of such Dissenting Shares and to have any rights as holders of such Dissenting Shares other than the right to be paid fair value by the Company (to the extent available with Company funds not directly or indirectly provided by Purchaser and its affiliates) for such Dissenting Shares as set out in Section 4.1;

(ii)
such Dissenting Shareholders’ names shall be removed as the holders of such Dissenting Shares from the register of Common Shares maintained by or on behalf of the Company; and

(iii)
the Company shall be deemed to be the transferee of such Dissenting Shares free and clear of all Liens, and shall be entered in the register of Common Shares maintained by or on behalf of the Company.

(b)
notwithstanding the terms and conditions of the DSU Plan or any agreements or other arrangements relating to the DSUs, each DSU (whether vested or unvested) that is outstanding immediately prior to the Effective Time shall be deemed to be fully vested and transferred by the DSU Holder to the Company and cancelled in consideration for the issuance by the Company of the DSU Consideration, subject to applicable Tax withholdings and other source deductions pursuant to Section 5.3, and thereafter: (i) each DSU Holder shall cease to be the holder thereof and to have any rights as holder of a DSU and such DSU shall be immediately cancelled; (ii) the name of each such DSU Holder shall be removed from the register of the DSU Holders maintained by or on behalf of the Company; (iii) each such former holder of a DSU shall be deemed to be the holder of a Common Share comprising such DSU Consideration, subject to Section 5.3 (notwithstanding that no certificates or DRS statements shall be issued with respect to such Common Share) and shall be entered in the register of the Common Shares maintained by or on behalf of the Company; and (iv) the DSU Plan shall be terminated immediately and be of no further effect, and the termination and payout described in this section shall, if necessary and permissible, be treated as a plan termination of the DSU Plan and any other deferred compensation plan required to be aggregated with the DSU Plan pursuant to US Treasury Regulation Section 1.409A-3(j)(4)(ix)(B); Notwithstanding the foregoing, with respect to any DSU that constitutes nonqualified deferred compensation subject to Section 409A of the U.S. Internal Revenue Code and that is not permitted to be paid as described in the immediately preceding sentence without triggering a tax under Section 409A of the U.S. Internal Revenue Code, such holder shall receive the DSU Consideration (or the equivalent in Purchaser Shares) at the earliest time permitted under this Agreement and the terms of the corresponding award that will not trigger a tax under Section 409A of the U.S. Internal Revenue Code.

(c)
notwithstanding the terms and conditions of the LTIP or any agreements or other arrangements relating to the RSUs, each vested RSU that is outstanding immediately prior to the Effective Time shall be transferred by the RSU Holder to the Company and cancelled in consideration for the issuance by the Company of the Vested RSU Consideration, subject to applicable Tax withholdings and other source deductions pursuant to Section 5.3, and thereafter: (i) each such RSU Holder shall cease to be the holder thereof and to have any rights as holder of a vested RSU and such vested RSU shall be immediately cancelled; (ii) the name of each such RSU Holder (other than to the extent such RSU Holders holds unvested RSUs) shall be removed from the register of the RSU Holders maintained by or on behalf of the Company; and (iii) each such former holder of a vested RSU shall be deemed to be the holder of a Common Share comprising such Vested RSU Consideration, subject to Section 5.3 (notwithstanding that no certificates or RSU statements shall be issued with respect to such Common Shares) and shall be entered in the register of the Common Shares maintained by or on behalf of the Company;

(d)
notwithstanding the terms and conditions of the LTIP or any agreements or other arrangements relating to the RSUs, each unvested Stretch Component RSU held by the RSU Holder that is outstanding immediately prior to the Effective Time shall be deemed to be transferred by such RSU Holder to the Company for no consideration, and thereafter: (i) each such RSU Holder shall cease to be the holder thereof and to have any rights as holder of a Stretch Component RSU and such RSU shall be immediately cancelled; and (ii) the name of each such RSU Holder (other than to the extent such RSU Holder holds unvested RSUs which are not unvested Stretch Component RSUs) shall be removed from the register of the RSU Holders maintained by or on behalf of the Company;

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(e)
notwithstanding the terms and conditions of the LTIP or any agreements or other arrangements relating to the RSUs, each unvested RSU held by the RSU Holder (other than an unvested Stretch Component RSU) that is outstanding immediately prior to the Effective Time shall be deemed to be transferred by such RSU Holder to the Company in exchange for the issuance by Purchaser of a Replacement RSU (the “RSU Exchange”). The number of Purchaser Shares subject to each Replacement RSU shall be equal to (rounded down to the nearest whole number): (i) the Exchange Ratio multiplied by (ii) the number of Company Shares subject to all outstanding unvested RSUs (other than any unvested Stretch Component RSUs) held by the RSU Holder immediately prior to the Effective Time that are subject to the same RSU Agreement. If a RSU Holder holds unvested RSUs (other than any unvested Stretch Component RSUs) immediately prior to the Effective Time pursuant to more than one RSU Agreement, the RSU Exchange shall occur separately for all unvested RSUs (other than any unvested Stretch Component RSUs) subject to the same RSU Agreement. Following the RSU Exchange, (i) each such RSU Holder shall cease to be the holder thereof and to have any rights as holder of an unvested RSU and such RSU shall be immediately cancelled; and (ii) the name of each such RSU Holder shall be removed from the register of the RSU Holders maintained by or on behalf of the Company. Each Replacement RSU shall be governed by the terms and conditions of the LTIP which, prior to the exchange, governed the unvested RSU that was exchanged for such Replacement RSU and any RSU Agreement pursuant to which such unvested RSU was granted (including, but not limited to, the term to expiry and the applicable vesting conditions and schedule, except that, if an unvested RSU that was exchanged for a Replacement RSU was subject to performance conditions, prior to the RSU Exchange such unvested RSU shall be deemed to have satisfied the applicable target performance conditions set forth in the applicable RSU Agreement at 100% of the target, and each such Replacement RSU shall vest accordingly at the applicable vesting date, subject to the RSU Holder’s continued employment up to such vesting date in accordance with the terms of the LTIP and the applicable RSU Agreement), each as may be amended from time to time, with any adjustment deemed to be made thereto as are necessary to ensure consistency with the provisions of this Section 3.1, including that any references in the LTIP and the RSU Agreements to the Company, the board of directors of the Company, or the Company Shares shall be read as references to Purchaser, its board of directors, and the Purchaser Shares. Notwithstanding the foregoing, with respect to any unvested RSUs (other than any unvested Stretch Component RSUs) held by a Canadian Taxpayer, it is intended that the provisions of subsection 7(1.4) of the Tax Act (and any corresponding provision of provincial or territorial tax legislation) shall apply to such exchange of unvested RSUs and, if and to the extent determined by the Purchaser to be necessary for such provision to apply, the number of Purchaser Shares subject to the Replacement RSU held by the RSU Holder (as otherwise determined) will be decreased (and will be deemed always to have been decreased) such that the aggregate fair market value of the Purchaser Shares subject to the Replacement RSU held by the RSU Holder immediately after the exchange does not exceed the aggregate fair market value of the Company Shares subject to the unvested RSUs held by such RSU Holder (otherwise determined) that are exchanged for such Replacement RSU immediately before the exchange; and

(f)
each outstanding Common Share (other than Dissenting Shares held by any Dissenting Shareholders in respect of which Dissent Rights have been validly exercised and Common Shares held by the Purchaser or any of its affiliates immediately before the Effective Time) will, without further act or formality by or on behalf of the holder of such Common Shares, be irrevocably assigned and transferred by the holder thereof to the Purchaser (free and clear of all Liens) in exchange for the Consideration subject to Section 3.3 and Article 5, and, upon such exchange:

(i)
the holders of such Common Shares shall cease to be the holders thereof and to have any rights as holders of such Common Shares other than the right to receive the Consideration from the Purchaser in accordance with this Plan of Arrangement;

(ii)
such Former Shareholders’ names shall be removed from the register of the Common Shares maintained by or on behalf of the Company;

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(iii)
the Purchaser shall be deemed to be the transferee and the legal and beneficial holder of such Common Shares (free and clear of all Liens) and shall be entered as the registered holder of such Common Shares in the register of the Common Shares maintained by or on behalf of the Company; and

(iv)
each Former Shareholder shall be entered into the register of Purchaser Shares maintained by or on behalf of the Purchaser in respect of the Consideration Shares deliverable to such Former Shareholder pursuant to this Section 3.1(e).

The exchanges and cancellations provided for in this Section 3.1 will be deemed to occur at or following the Effective Time as provided for in this Section 3.1, notwithstanding that certain procedures related thereto are not completed until after the Effective Date.
Section 3.2   Post Effective Time Procedures
(1)
Following the receipt of the Final Order and prior to the Effective Date, the Purchaser shall deliver or arrange to be delivered to the Depositary sufficient Purchaser Shares required to be issued to Former Shareholders, in accordance with the provisions of Section 3.1(e) hereof, which Purchaser Shares shall be held by the Depositary as agent and nominee for such Former Shareholders for distribution to such Former Shareholders (or, for greater certainty, to give effect to any withholding or remittance obligations in respect of taxes pursuant to Section 5.3 hereof) in accordance with the provisions of Article 5 hereof.

(2)
Subject to the provisions of Article 5 hereof, and upon return of a properly completed Letter of Transmittal by a registered Former Shareholder together with certificates representing Common Shares and such other documents as the Depositary may require, Former Shareholders shall be entitled to receive delivery of the Purchaser Shares to which they are entitled pursuant to Section 3.1(e) hereof.

Section 3.3   No Fractional Shares
In no event shall any holder of Common Shares (including any former holder of DSUs or RSUs) be entitled to a fractional Purchaser Share. Where the aggregate number of Purchaser Shares to be issued to a person as consideration under or as a result of this Arrangement would result in a fraction of a Purchaser Share being issuable, the number of Purchaser Shares to be received by such Securityholder shall be rounded down to the nearest whole Purchaser Share and no person will be entitled to any compensation in respect of a fractional Purchaser Share.
Section 3.4   U.S. Securities Act Exemption
Notwithstanding any provision herein to the contrary, the Purchaser and the Company agree that this Plan of Arrangement will be carried out with the intention that all Consideration Shares and Replacement RSUs issued on completion of this Plan of Arrangement will be issued by the Purchaser in reliance on the exemption from the registration requirements of the U.S. Securities Act as provided by Section 3(a)(10) thereof.
ARTICLE 4
DISSENT RIGHTS
Section 4.1   Rights of Dissent
Registered Shareholders as of the record date of the Company Meeting may exercise dissent rights (“Dissent Rights”) with respect to all Common Shares held by such holders in connection with the Arrangement pursuant to and in strict compliance with the procedures set forth in Sections 237 to 247 of the BCBCA, as modified by this Section 4.1, the Interim Order, the Final Order and any other order of the Court; provided that notwithstanding Section 242(1)(a) of the BCBCA, the written notice setting forth the objection of such Registered Shareholder to the Arrangement Resolution referred to in Section 242(1)(a) of the BCBCA must be received by the Company not later than 5:00 p.m. (Vancouver time) on the Business Day that is two (2) Business Days before the date of the Company Meeting (as it may be adjourned or postponed from time to time). Registered Shareholders as of the record date of the Company Meeting who duly and validly exercise their Dissent Rights shall be deemed to have transferred the Dissenting Shares held by them in respect of

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which Dissent Rights have been duly and validly exercised to the Company free and clear of all Liens (other than the right to be paid fair value for such Dissenting Shares as set out in this Section 4.1, as provided in Section 3.1(a), and if they:
(a)
are ultimately entitled to be paid fair value for such Dissenting Shares: (i) shall be deemed not to have participated in the transactions in Article 3 (other than Section 3.1(a)); (ii) will be entitled to be paid the fair value of such Dissenting Shares by the Company (to the extent available with Company funds not directly or indirectly provided by Purchaser and its affiliates and less any applicable withholdings pursuant to Section 5.3), which fair value, notwithstanding anything to the contrary contained in the BCBCA, shall be the fair value of such Dissenting Shares as of the close of business on the day before the Arrangement Resolution was adopted; and (iii) will not be entitled to any other payment or consideration, including any payment or consideration that would be payable under the Arrangement had such holders not exercised their Dissent Rights in respect of such Common Shares; or

(b)
are ultimately not entitled, for any reason, to be paid fair value for such Dissenting Shares, shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting holder of Common Shares and shall be entitled to receive only the consideration such holder would have received pursuant to the Arrangement if such holder had not exercised Dissent Rights.

Section 4.2   Recognition of Dissenting Shareholders
(1)
In no circumstances shall the Purchaser or the Company or any other person be required to recognize a person exercising Dissent Rights: (a) unless such person is the registered holder of those Common Shares as of the record date of the Company Meeting in respect of which such rights are sought to be exercised; (b) if such person has voted or instructed a proxy holder to vote such Common Shares in favor of the Arrangement Resolution; or (c) unless such person has strictly complied with the procedures for exercising Dissent Rights and does not withdraw such exercise of Dissent Rights prior to the Effective Time.

(2)
Holders of Common Shares who withdraw, or are deemed to withdraw, their right to exercise Dissent Rights shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting holder of Common Shares and shall be entitled to receive only the consideration such holder would have received pursuant to the Arrangement if such holder had not exercised Dissent Rights.

(3)
For greater certainty, in addition to any other restrictions pursuant to Sections 237 to 247 of the BCBCA or in the Interim Order, none of the following shall be entitled to exercise Dissent Rights: (a) a DSU Holder or RSU Holder in respect of such holder’s DSUs and/or RSUs, as applicable; (b) Shareholders who vote or have instructed a proxyholder to vote such Common Shares in favour of the Arrangement Resolution; and (c) any other person who is not a Registered Shareholder as of the record date of the Company Meeting.

(4)
For greater certainty, in no case shall the Purchaser or the Company or any other person be required to recognize Dissenting Shareholders as holders of Common Shares after the completion of the transfer under Section 3.1(a), and the names of such Dissenting Shareholders shall be removed from the central securities register maintained by or on behalf of the Company in respect of the Common Shares as holders of such Common Shares at the same time as the event described in Section 3.1(a) occurs.

ARTICLE 5
CERTIFICATES AND PAYMENTS
Section 5.1   Payment of Consideration
(1)
As soon as practicable following the later of the Effective Date and the surrender to the Depositary for cancellation of a certificate or direct registration statement (“DRS”) advice statement that immediately prior to the Effective Time represented one (1) or more outstanding Common Shares (other than Common Shares in respect of which Dissent Rights have been validly exercised and not withdrawn), together with a duly completed and executed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, the Former Shareholders represented by such

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surrendered certificate or DRS advice statement shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such holder following the Effective Time on the Effective Date, or make available for pick up at its offices during normal business hours, a certificate, holding statement or DRS advice statement representing the Consideration Shares that such holder is entitled to receive in accordance with Section 3.1 hereof, less any amounts withheld, if any, pursuant to Section 5.3, and any certificate or DRS advice statement representing such Common Shares so surrendered shall forthwith be cancelled.
(2)
Until surrendered as contemplated by this Section 5.1, each certificate which immediately prior to the Effective Time on the Effective Date represented Common Shares (other than Common Shares in respect of which Dissent Rights have been validly exercised and not withdrawn) will be deemed after the Effective Time on the Effective Date to represent only the right to receive from the Depositary upon such surrender a certificate representing the Consideration Shares that the holder of such certificate is entitled to receive in accordance with Section 3.1 hereof, less any amounts withheld, if any, pursuant to Section 5.3. Any such certificate formerly representing Common Shares not duly surrendered on or before the sixth anniversary of the Effective Date shall cease to represent a claim by or interest of any Former Shareholder of any kind or nature against or in the Company or the Purchaser. On such date, all certificates representing the Common Shares shall be deemed to have been surrendered to the Company and the Consideration to which such Former Shareholder was entitled, together with any entitlements to dividends, distributions and interest thereon, shall be deemed to have been surrendered to the Company or any successor thereof for no consideration.

(3)
Any issuance or delivery of the Consideration Shares by the Depositary pursuant to this Plan of Arrangement that has been returned to the Depositary or that otherwise remains unclaimed, in each case, on or before the sixth (6th) anniversary of the Effective Date, and any right or claim to payment of Consideration hereunder that remains outstanding on the sixth anniversary of the Effective Date, shall cease to represent a right or claim of any kind or nature and the right of the holder to receive the Consideration for the Common Shares pursuant to this Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to the Company or any successor thereof for no consideration.

(4)
Following the Effective Time, no holder of Common Shares, DSUs or RSUs, shall be entitled to receive any consideration or entitlement with respect to such Common Shares, DSUs or RSUs, other than any consideration or entitlement to which such holder is entitled to receive in accordance with Section 3.1, Section 3.2, this Section 5.1 and the other terms of this Plan of Arrangement, in each case subject to Section 5.3 hereof, and, for greater certainty, no such holder will be entitled to receive any interest, dividends, premium or other payment in connection therewith, other than any declared but unpaid dividends.

Section 5.2   Loss of Certificates
In the event any certificate or DRS advice statement which immediately prior to the Effective Time represented any outstanding Common Shares which were exchanged or transferred in accordance with Section 3.1 has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Former Shareholder, the Depositary will deliver to such person or make available for pick up at its offices in exchange for such lost, stolen or destroyed certificate, a certificate representing the Purchaser Shares which the Former Shareholder is entitled to receive pursuant to Section 3.1 hereof in accordance with such holder’s Letter of Transmittal. When authorizing such payment in relation to any lost, stolen or destroyed certificate, the Former Shareholder will, as a condition precedent to the delivery of such Consideration, give a bond satisfactory to the Company, the Purchaser and the Depositary (each acting reasonably) in such sum as the Purchaser and the Depositary may direct or otherwise indemnify the Company and the Purchaser in a manner satisfactory to the Company and the Purchaser against any claim that may be made against the Company or the Purchaser with respect to the certificate alleged to have been lost, stolen or destroyed.

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Section 5.3   Withholding Rights
(1)
The Company, the Purchaser and the Depositary, as applicable, shall be entitled to deduct or withhold, or direct any other person to deduct or withhold on their behalf, from any Consideration or amount otherwise payable or deliverable to any Securityholder and any other person under this Plan of Arrangement (including, without limitation, any payments to Dissenting Shareholders), such amounts as the Company, the Purchaser or the Depositary, as the case may be, may reasonably determine is required to be deducted or withheld, or, in the case of the Purchaser or the Depositary, or in the case of the Company in respect of Dissenting Shares transferred to it under Section 3.1(a), is otherwise liable to pay under Subdivision 14-D of Schedule 1 to the Taxation Administration Act 1953 (AUS) (the “TAA”) (“Subdivision 14-D”), with respect to such amount otherwise payable or deliverable under any provision of Laws in respect of Taxes. To the extent that amounts are so deducted or withheld in accordance with Section 5.3, such deducted or withheld amounts shall be treated for all purposes hereof as having been paid to the person, in respect of which such deduction or withholding was made on account of the obligation to make payment to such person hereunder, provided that such deducted or withheld amounts are actually remitted to the appropriate Governmental Authority, by or on behalf of the Company, the Purchaser or the Depositary, as the case may be. Each Party and the Depositary, as applicable, are hereby authorized to sell or otherwise dispose of such portion of any Consideration Shares or other security deliverable to such person as is necessary to provide sufficient funds to the Company, the Purchaser or the Depositary, as the case may be, to enable it to comply with such deduction or withholding requirement or fund any liability under Subdivision 14-D, and the Company, the Purchaser or the Depositary, as applicable, shall notify the holder thereof and remit the applicable portion of the net proceeds of such sale (after deduction of all fees, commissions or costs in respect of such sale) to the appropriate Governmental Authority and shall remit to such person any unapplied balance of the net proceeds of such sale. Any sale will be made at prevailing market prices and none of the Company, the Purchaser or the Depositary shall be under any obligation to obtain or indemnify any Securityholder in respect of a particular price for the Consideration Shares so sold.

(2)
Notwithstanding the entitlement of the Purchaser and the Depositary under Section 5.3(1), neither the Purchaser nor the Depositary shall deduct or withhold any amount under Subdivision 14-D from any consideration or amount otherwise payable or deliverable to a Shareholder in connection with the Arrangement, where each of the following requirements are met:

(a)
that Shareholder is covered by one or more of the following:

(i)
the Shareholder, together with any “associates” of the Shareholder (as that term “associate” is defined in section 318 of the Income Tax Assessment Act 1936 (AUS)), did not hold 10% or more of the Common Shares at any of the following times:

(A)
the time of the completion of the Arrangement; and

(B)
throughout a 12-month period that began no earlier than 24 months before the completion of the Arrangement and ended no later than that time;

(ii)
the Shareholder has made, and the Purchaser or the Depositary (as applicable) has received from that Shareholder prior to completion of the Arrangement, a valid declaration given under subsection 14-225(2) of Schedule 1 to the TAA (a “Non-IARPI Declaration”) to the effect that, for the relevant period covering the date of signing of this Agreement through to the date of completion of the Arrangement, the Common Shares held by the Shareholder are membership interests but not indirect Australian real property interests as that term is defined in section 855-25 of the Income Tax Assessment Act 1997 (AUS) and, where the completion of the Arrangement occurs on or after 1 October 2026 or otherwise on or after the commencement of Schedule 2 to the Treasury Laws Amendment (Strengthening Accountability for Tax Adviser Misconduct and Other Measures) Act 2026 (AUS), the Shareholder has also satisfied each of the following requirements:

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(A)
the Shareholder has given to the Commissioner of Taxation in Australia a notice under subsection 14-226(1) in Schedule 1 to the TAA in respect of the Non-IARPI Declaration, in the approved form and within the time period required by subsections 14-210(4) and (5) in Schedule 1 to the TAA; and

(B)
the Shareholder has given to the Purchaser or Depositary (as applicable) a valid declaration under subsection 14-225(2A) of Schedule 1 to the TAA in relation to the notice referred to in paragraph (a) above (confirming that the notice has been given to the Commissioner of Taxation in Australia and specifying the day on which the notice was given), prior to the completion of the Arrangement; or

(iii)
the Shareholder has made, and the Purchaser or Depositary (as applicable) has received, from that Shareholder prior to completion of the Arrangement a valid declaration given under subsection 14-225(1) of Schedule 1 to the TAA (a “Residency Declaration”) to the effect that, for the relevant period covering the date of signing of this Agreement through to the date of completion of the Arrangement, the Shareholder is and will be an Australian resident for the purposes of Australian Laws on Taxes.

(b)
in the case where Section 5.3(2)(a)(i) is applicable in respect of a Shareholder (and Section 5.3(2)(a)(ii) and Section 5.3(2)(a)(iii) are not applicable in respect of that Shareholder), the following requirements are met:

(i)
at all times throughout the 24 month period prior to completion of the Arrangement, the only shares on issue in the Company are (or were) Common Shares; and

(ii)
there is nothing contained in any confirmation provided by the Australian Taxation Office (“ATO”) prior to completion of the Arrangement in relation to the application of Subdivision 14-D to the Arrangement which indicates that the Purchaser or Depositary (as applicable) is required to pay an amount to the ATO under Subdivision 14-D in respect of consideration otherwise payable or deliverable to that Shareholder or deduct or withhold an amount under Subdivision 14-D from any consideration or amount otherwise payable or deliverable to that Shareholder in connection with the Arrangement.

(c)
at no time during the period starting when the Purchaser or the Depositary (as applicable) is given a Non-IARPI Declaration or Residency Declaration by a Shareholder and ending immediately before the Purchaser becomes the owner of the Common Shares, does the Purchaser or the Depositary (as applicable) know, or could reasonably be expected to know, that such a declaration is false; and

(d)
where a Non-IARPI Declaration or Residency Declaration referred to in Section 5.3(2)(a)(ii) or Section 5.3(2)(a)(iii) was given more than six (6) months before the completion of the Arrangement, the Shareholder has given, a further declaration (on the same terms and covering a specified period of no longer than six months that includes the date of completion of the Arrangement) to the Purchaser or the Depositary (as applicable) prior to the completion of the Arrangement and, in the case where a further Non-IARPI Declaration is provided, the Shareholder has satisfied the requirements referred to in Section 5.3(2)(a)(ii)(A) and Section 5.3(2)(a)(ii)(B) in respect of that further declaration (if required for the Purchaser to rely on that further declaration for the purposes of Subdivision 14-D).

(3)
Where a Shareholder has provided a valid notice of variation given by the Commissioner of Taxation in Australia to that Shareholder under subsection 14-235(2) of Schedule 1 to the TAA (a “Variation Notice”) to the Purchaser or the Depositary (as applicable) prior to the completion of the Arrangement, the Purchaser or the Depositary (as applicable) shall only deduct or withhold the amount (if any) that is specified in, or determined in accordance with, the Variation Notice in respect of that Shareholder, provided that neither the Purchaser nor the Depositary has, at or before the time of the relevant payment or delivery of Consideration, actual knowledge that the Variation Notice has been revoked or varied by the Commissioner of Taxation in Australia. The Purchaser shall notify the Company before determining not to give effect to a Variation Notice as a result of this actual knowledge.

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(4)
The Company, the Purchaser and the Depositary, as applicable, shall cooperate and work together on any approach to the ATO regarding the application of Subdivision 14-D to the Arrangement and shall use reasonable efforts to reduce or eliminate any deduction or withholding pursuant to Subdivision 14-D to the Arrangement and the number of Shareholders which shall be required to provide a Non-IARPI Declaration to relieve the Purchaser or Depositary (as applicable) of any obligation under Subdivision 14-D in respect of consideration payable under the Arrangement. The Company and the Purchaser acknowledge and agree to take all actions or refrain from taking any action (including any actions under Section 5.3(1) as they agree (each acting reasonably) in accordance with any process proposed by the ATO in relation to the application of Subdivision 14-D to the Arrangement. Such actions may include (but are not limited to) the following (subject to, in the case of paragraphs (a) and (c) only, written confirmation from the ATO that such actions are in accordance with the ATO’s proposed process and each of the Company, the Purchaser and the Depositary agreeing (each acting reasonably and in good faith) to take such actions):

(a)
The Company issuing, on behalf of the Purchaser, an explanatory letter (the form and content of which shall be determined by the Company in cooperation with the Purchaser) regarding the application of Subdivision 14-D together with the prescribed form of Non-IARPI Declaration to relevant Shareholders;

(b)
The Purchaser, as soon as possible after the signing of this Agreement (for the avoidance of doubt, taking into account any time to comply with Section 5.3(5), and in any event no later than 28 days before the completion of the Arrangement, making a submission to the ATO seeking confirmation that its proposed approach to withholding under Subdivision 14-D, is reasonable, in conjunction with any supporting information requested by the ATO; and

(c)
The Purchaser and the Depositary, no later than 14 days after the completion of the Arrangement, providing the Commissioner of Taxation in Australia with copies of all Non-IARPI Declarations, Residency Declarations and Variation Notices received in connection with the Arrangement, and providing the Company with a copy of that lodgement.

(5)
The Purchaser and the Depositary agree to provide the Company with a reasonable opportunity to review the form and content of all materials to be provided to the ATO, and must incorporate the Company’s reasonable comments on these materials and more generally take into account, in good faith, the Company’s comments in relation to the engagement with the ATO and provide the Company with a reasonable opportunity to participate in any discussions and correspondence between the Purchaser and the Depositary (as applicable) and the ATO in connection with the application of Subdivision 14-D to the Arrangement, and shall promptly provide the Company with a copy of any response, confirmation or other communication received from the ATO.

(6)
The Company shall provide the Purchaser with such information concerning the Shareholders as is reasonably necessary for the purposes any submissions made to the ATO in relation to the application of Subdivision 14-D to the Arrangement, and the Purchaser shall use that information only for the purposes of this Section 5.3 and shall not disclose it to any person other than the ATO and the Purchaser’s professional advisers.

(7)
Notwithstanding anything contrary in the foregoing sections of this Section 5.3, if the parties have fully complied with any process proposed by the ATO as contemplated by Section 5.3(4), and the Purchaser or Depositary (as applicable) becomes aware of a matter, fact or circumstance (other than a matter, fact or circumstance which the ATO had specific knowledge of and addressed in its confirmation on the basis of a position that is reasonably supportable) which it considers, acting reasonably, requires the Purchaser or Depositary (as applicable) to pay an amount to the ATO under Subdivision 14-D in respect of the Arrangement or deduct or withhold an amount under Subdivision 14-D from any consideration or amount otherwise payable or deliverable to a Shareholder in connection with the Arrangement in a manner that is not consistent with any confirmation provided by the ATO in relation to the application of Subdivision 14-D to the Arrangement:

(a)
the Purchaser or Depositary (as applicable) shall, no later than 10 Business Days prior to the completion of the Arrangement, notify the Company in writing of its reasons and the basis for calculating the amount to be deducted or withheld;

E-A-13

(b)
the Company may provide information or submissions to the Purchaser which the Company considers demonstrates that the relevant amount should not be deducted or withheld, or should be reduced; and

(c)
the Purchaser or Depositary (as applicable) shall consider in good faith any information provided by the Company under Section 5.3(7)(b), but shall have final discretion (acting reasonably) as to the amount (if any) to be deducted or withheld. For the avoidance of doubt, the authorisation under Section 5.3(1) to sell or otherwise dispose of Consideration Shares to fund any deduction or withholding applies to any amount deducted or withheld under this Section 5.3(7).

(8)
In respect of any amount payable by the Company to a Dissenting Shareholder for Dissenting Shares transferred to the Company under Section 3.1(a):

(a)
Sections 5.3(2), and 5.3(3) apply to the Company as if each reference in those provisions to the Purchaser or the Depositary were a reference to the Company, and each reference to a Shareholder were a reference to that Dissenting Shareholder;

(b)
the Company may apply to the Commissioner of Taxation in Australia under section 14-235 of Schedule 1 to the TAA to vary the amount that would otherwise be payable in respect of the Dissenting Shares, and the Purchaser shall provide such assistance and information as the Company reasonably requests for that purpose; and

(c)
the submission referred to in Section 5.3(4)(b) shall address the position of Dissenting Shareholders, and the Company and the Purchaser shall consult in good faith as to the timing of any payment to a Dissenting Shareholder and of any amount payable to the Commissioner of Taxation in Australia in respect of the Dissenting Shares.

Section 5.4   No Liens
Any exchange or transfer of securities pursuant to this Plan of Arrangement shall be free and clear of any Liens or other claims of third parties of any kind.
Section 5.5   Paramountcy
From and after the Effective Time on the Effective Date: (a) this Plan of Arrangement shall take precedence and priority over any and all Common Shares, DSUs and RSUs issued or outstanding prior to the Effective Time on the Effective Date, (b) the rights and obligations of the Securityholders, the Company, the Purchaser, the Depositary and any transfer agent or other depositary therefor in relation thereto, shall be solely as provided for in this Plan of Arrangement, and (c) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any Common Shares, RSUs and DSUs shall be deemed to have been settled, compromised, released and determined without liability except as set forth in this Plan of Arrangement.
ARTICLE 6
AMENDMENTS
Section 6.1   Amendments to Plan of Arrangement
(1)
The Parties may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment, modification and/or supplement must (i) be set out in writing, (ii) be approved by the Company and the Purchaser, each acting reasonably, (iii) filed with the Court and, if made following the Company Meeting, approved by the Court, and (iv) communicated to the Shareholders if and as required by the Court.

(2)
Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Company or the Purchaser at any time prior to the Company Meeting (provided that the Company or the Purchaser, as applicable, shall have consented thereto) with or without any other prior notice or communication, and if so proposed and accepted by the persons voting at the Company Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

E-A-14

(3)
Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Company Meeting shall be effective only if (i) it is consented to in writing by each of the Company and the Purchaser (in each case, acting reasonably), and (ii) if required by the Court, it is consented to by some or all of the Shareholders voting in the manner directed by the Court.

(4)
Any amendment, modification or supplement to this Plan of Arrangement may be made at any time after receipt of the Final Order but prior to the Effective Time, provided that it concerns a matter which, in the reasonable opinion of the Purchaser and the Company, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the economic interest of any Securityholders, and such amendment, modification or supplement need not be filed with the Court or communicated to Securityholders.

(5)
Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Date unilaterally by the Purchaser, provided that it concerns a matter which, in the reasonable opinion of the Purchaser, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not materially adverse to the financial or economic interest of any Securityholders, and such amendment, modification or supplement need not be filed with the Court or communicated to Securityholders.

ARTICLE 7
FURTHER ASSURANCES
Section 7.1   Further Assurances
Notwithstanding that the transactions and events set out herein will occur and be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the Company and the Purchaser will make, do and execute, or cause to be made, done and executed, any such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order to further document or evidence any of the transactions or events set out herein.

E-A-15

SCHEDULE B
ARRANGEMENT RESOLUTION
RESOLUTION OF THE SHAREHOLDERS
OF VISTA GOLD CORP.
(the “Company”)
BE IT RESOLVED THAT:
(1)
The arrangement (as it may be modified or amended, the “Arrangement”) under Division 5 of Part 9 of the Business Corporations Act (British Columbia) involving the Company and its securityholders, all as more particularly described and set forth in the plan of arrangement (as it may be modified or amended, the “Plan of Arrangement”) attached as Appendix [•] to the Management Information Circular and Proxy Statement of the Company dated [•], 2026 (the “Information Circular”), is hereby authorized, approved and agreed to.

(2)
The Arrangement Agreement dated September 20, 2026 among the Company and Artemis Gold Inc., as it may be amended from time to time (the “Arrangement Agreement”), the actions of the directors of the Company in approving the Arrangement and the Arrangement Agreement and the actions of the directors and officers of the Company in executing and delivering the Arrangement Agreement and causing the performance by the Company of its obligations thereunder are hereby confirmed, ratified, authorized and approved.

(3)
The Company be and is hereby authorized to apply for a final order from the Supreme Court of British Columbia (the “Court”) to approve the Arrangement on the terms set forth in the Arrangement Agreement and the Plan of Arrangement (as they may be amended, modified or supplemented and as described in the Information Circular).

(4)
Notwithstanding that this resolution has been passed (and the Arrangement approved and agreed to) by shareholders of the Company or that the Arrangement has been approved by the Supreme Court of British Columbia, the directors of the Company are hereby authorized and empowered without further approval of any shareholders of the Company (i) to amend the Arrangement Agreement or the Plan of Arrangement to the extent permitted by the Arrangement Agreement or Plan of Arrangement and (ii) not to proceed with the Arrangement at any time prior to the Effective Time (as defined in the Arrangement Agreement).

(5)
Any one director or officer of the Company is hereby authorized, empowered and instructed, acting for, in the name and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise, and to deliver or to cause to be delivered, all such other documents and to do or to cause to be done all such other acts and things as in such person’s opinion may be necessary or desirable in order to carry out the intent of the foregoing paragraphs of these resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document or the doing of such act or thing.

E-B-1

APPENDIX F
OPINION OF CIBC WORLD MARKETS INC.
September 19, 2026
The Board of Directors
of Vista Gold Corp.
Suite 5, 7961 Shaffer Parkway
Littleton, CO 80127
To the Board of Directors:
CIBC World Markets Inc. (“CIBC”, “we”, “us” or “our”) understands that Vista Gold Corp. (the “Company”) is proposing to enter into an arrangement agreement (the “Arrangement Agreement”) with Artemis Gold Inc. (the “Purchaser”) providing for, among other things, the acquisition by the Purchaser of all of the issued and outstanding common shares of the Company (the “Common Shares”), excluding any Common Shares already held by the Purchaser, from the holders of such Common Shares in exchange for consideration of 0.0966 common shares of the Purchaser per Common Share (the “Consideration”), upon the terms and subject to the conditions of the Arrangement Agreement (the “Proposed Transaction”).
We understand that pursuant to the Arrangement Agreement:
a)
the Proposed Transaction will be effected by way of a plan of arrangement under the Business Corporations Act (British Columbia);

b)
the completion of the Proposed Transaction will be conditional upon, among other things:

i)
approval by at least 66 2/3% of the votes cast by the holders of Common Shares (the “Shareholders”) who are present in person or represented by proxy and entitled to vote at the special meeting of such Shareholders (the “Special Meeting”) to be held to consider the Proposed Transaction; and

ii)
the approval of the Supreme Court of British Columbia; and

c)
the terms and conditions of the Proposed Transaction will be described in a management information circular of the Company and related documents (collectively, the “Circular”) that will be mailed to the Shareholders in connection with the Special Meeting.

Engagement of CIBC
By letter agreement dated January 21, 2020 and most recently amended on September 8, 2026 (as amended, the “Engagement Agreement”), the Company retained CIBC to act as financial advisor to the Company and its board of directors (the “Board of Directors”) in connection with the Proposed Transaction and any alternative transaction. Pursuant to the Engagement Agreement, the Company has requested that we prepare and deliver to the Board of Directors our written opinion (the “Opinion”) as to the fairness, from a financial point of view, of the Consideration to be received by the Shareholders (other than the Purchaser) pursuant to the Arrangement Agreement.
CIBC will be paid a fixed fee for rendering the Opinion which is not dependent on the conclusion reached by CIBC in the Opinion nor contingent on the completion of the Proposed Transaction or any alternative transaction, and will be paid an additional financial advisory fee that is contingent upon the completion of the Proposed Transaction or any alternative transaction. The Company has also agreed to reimburse CIBC for its reasonable out-of-pocket expenses and to indemnify CIBC in respect of certain liabilities that might arise out of our engagement.
Within the past two completed fiscal years and the current fiscal year to date, in the ordinary course of business and unrelated to the Proposed Transaction, CIBC acted as sole bookrunner in connection with the Company’s March 2026 underwritten public offering of Common Shares, for which CIBC and/or its affiliates received fees of approximately C$1.4 million. Other than the foregoing, during such period, CIBC has not provided any financial advisory, investment banking, lending or other services to the Company or the Purchaser for which CIBC received compensation.

In addition, in the ordinary course of its business and unrelated to the Proposed Transaction, CIBC and certain of its affiliates act as traders and dealers, both as principal and agent, in major financial markets and, as such, may have had and may in the future have positions in the securities of one or more of the parties to the Proposed Transaction and, from time to time, may have executed transactions on behalf of one or more of the parties to the Proposed Transaction for which CIBC or such affiliates received or may receive compensation. As investment dealers, CIBC and certain of its affiliates conduct research on securities and may, in the ordinary course of business and unrelated to the Proposed Transaction, provide research reports and investment advice to clients on investment matters, including with respect to one or more of the parties to the Proposed Transaction.
CIBC and its affiliates are engaged in advisory, underwriting, lending, financing, investing, sales and trading, research, investment management and other financial activities and services for various persons and entities. In the ordinary course of business, CIBC and its affiliates may invest on a principal basis or on behalf of customers, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of the Company, the Purchaser and certain of their respective affiliates.
Credentials of CIBC
CIBC is one of Canada’s largest investment banking firms with operations in all facets of corporate and government finance, mergers and acquisitions, equity and fixed income sales and trading and investment research. The Opinion expressed herein is the opinion of CIBC and the form and content herein have been approved for release by a committee of its managing directors and internal counsel, each of whom is experienced in merger, acquisition, divestiture and valuation matters.
Scope of Review
In connection with rendering our Opinion, we have reviewed and relied upon, among other things, the following:
i)
a draft, dated September 18, 2026, of the Arrangement Agreement;

ii)
the audited financial statements and management’s discussion and analysis of the Company for the fiscal years ended December 31, 2024 and 2025, and the unaudited interim financial statements of the Company for the quarter ended June 30, 2026;

iii)
the audited financial statements and management’s discussion and analysis of the Purchaser for the fiscal years ended December 31, 2024 and 2025, and the unaudited interim financial statements of the Purchaser for the quarter ended June 30, 2026;

iv)
certain internal financial, operational, corporate and other information concerning the Company that was prepared or provided by the management of the Company;

v)
trading statistics and selected financial information of the Company, the Purchaser, and other selected public companies considered by us to be relevant;

vi)
certain financial terms, to the extent publicly available, of selected precedent transactions we considered relevant;

vii)
historical commodity prices and the impact of various forward-looking commodity pricing assumptions on the business, prospects and financial forecasts of the Company;

viii)
various reports published by equity research analysts, industry sources regarding the Company, the Purchaser, the precious metals industry and other public companies, to the extent deemed relevant by us; and

ix)
such other information, analyses, investigations, and discussions as we considered necessary or appropriate in the circumstances.

In addition, we have participated in discussions with members of the senior management of the Company regarding its past and current business operations, financial condition and future prospects. We have also participated in discussions with Stikeman Elliott LLP and Davis Graham &

Stubbs LLP, external legal counsel to the Company, concerning the Proposed Transaction, the Arrangement Agreement and related matters.
Assumptions and Limitations
Our Opinion is subject to the assumptions, qualifications and limitations set forth below.
We have not been asked to prepare and have not prepared a formal valuation or appraisal of any of the assets or securities of the Company, the Purchaser or any of their respective affiliates and our Opinion should not be construed as such.
We have not assumed any obligation to conduct, and have not conducted, any physical inspection of the properties, facilities or assets of the Company, the Purchaser or any of their respective affiliates. We have not evaluated the solvency or fair value of the Company, the Purchaser or any of their respective affiliates under any federal, provincial, state or other laws relating to bankruptcy, insolvency or similar matters.
With your permission, we have relied upon, and have assumed the completeness, accuracy and fair presentation of all financial and other information, data, advice, opinions and representations obtained by us from public sources or provided to us by or on behalf of the Company, the Purchaser or any of their respective affiliates or advisors or otherwise obtained by us pursuant to our engagement, and our Opinion is conditional upon such completeness, accuracy and fair presentation. We have not been requested to or attempted to verify independently the accuracy, completeness or fairness of presentation of any such information, data, advice, opinions and representations. We have not met separately with the independent auditors of the Company or the Purchaser in connection with preparing this Opinion and, with your permission, we have assumed the accuracy and fair presentation of, and relied upon, the Company’s and the Purchaser’s audited financial statements and the reports of the auditors thereon and the Company’s and the Purchaser’s interim unaudited financial statements.
With respect to the historical financial data, operating and financial forecasts and budgets provided to us concerning the Company and, with your permission, relied upon by us in performing our financial analyses, we have assumed that they have been reasonably prepared on bases reflecting the most reasonable assumptions, estimates and judgments of management of the Company, having regard to the Company’s business, plans, financial condition and prospects.
We have also assumed that all of the representations and warranties contained in the Arrangement Agreement are correct as of the date hereof and that the Proposed Transaction will be completed substantially in accordance with its terms and all applicable laws and that the Circular will disclose all material facts relating to the Proposed Transaction and will satisfy all applicable legal requirements.
We have also assumed, with your permission, that the final executed Arrangement Agreement will not differ in any material respect from the draft thereof reviewed by us.
We have also assumed that in connection with the receipt of all necessary governmental, regulatory or other approvals, consents, releases and waivers for the Proposed Transaction, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications (including any amendments or modifications to the terms of the Arrangement Agreement or the transactions contemplated thereby), will be imposed that would have an adverse effect on the Company, the Purchaser or the contemplated benefits of the Proposed Transaction.
The Company has represented to us, in a certificate of two senior officers of the Company dated the date hereof, among other things, that the information, data and other material (financial or otherwise) provided to us by or on behalf of the Company, including the written information and discussions concerning the Company referred to above under the heading “Scope of Review” (collectively, the “Information”), are complete and correct at the date the Information was provided to us and that, since the date on which the Information was provided to us, there has been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of the Company or any of its affiliates and no material change has occurred in the Information or any part thereof which would have or which would reasonably be expected to have a material effect on the Opinion.
We are not legal, tax or accounting experts and we express no opinion concerning any legal, tax or accounting matters concerning the Proposed Transaction or the sufficiency of this letter for your purposes.

Our Opinion is rendered on the basis of securities markets, economic and general business and financial conditions prevailing as at the date hereof and the conditions and prospects, financial and otherwise, of the Company and the Purchaser as they are reflected in the Information and as they were represented to us in our discussions with management of the Company and its affiliates and advisors. In our analyses and in connection with the preparation of our Opinion, we made numerous assumptions with respect to industry performance, general business, markets and economic conditions and other matters, many of which are beyond the control of any party involved in the Proposed Transaction.
We express no view or opinion as to any terms or other aspects of the Proposed Transaction or the Arrangement Agreement (other than the Consideration to the extent expressly specified herein), including, without limitation, the form or structure of the Proposed Transaction.
Our Opinion is limited to the fairness, from a financial point of view, of the Consideration to be received by the Shareholders (other than the Purchaser) pursuant to the Arrangement Agreement and no opinion or view is expressed with respect to any consideration received in connection with the Proposed Transaction by the holders of any other class of securities, creditors or other constituencies of any party.
In addition, no opinion or view is expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Proposed Transaction, or class of such persons, relative to the Consideration.
Furthermore, no opinion or view is expressed as to the relative merits of the Proposed Transaction in comparison to other strategies or transactions that might be available to the Company or in which the Company might engage or as to the underlying business decision of the Company to proceed with or effect the Proposed Transaction.
The Opinion is being provided to the Board of Directors for its exclusive use only in considering the Proposed Transaction and may not be published, disclosed to any other person, relied upon by any other person, or used for any other purpose, without the prior written consent of CIBC. Our Opinion is not intended to be and does not constitute a recommendation to the Board of Directors as to whether they should approve the Arrangement Agreement or any Shareholder or any other persons as to how to vote or act at the Special Meeting or with respect to the Proposed Transaction or any other matter, and the Opinion does not address, and we express no view as to, the trading prices or values of any securities of the Company or the Purchaser following the announcement or completion of the Proposed Transaction.
CIBC believes that its financial analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all factors and analyses together, could create a misleading view of the process underlying the Opinion. The preparation of a fairness opinion is complex and is not necessarily susceptible to partial analysis or summary description and any attempt to carry out such could lead to undue emphasis on any particular factor or analysis.
The Opinion is given as of the date hereof and, although we reserve the right to change or withdraw the Opinion if we learn that any of the information that we relied upon in preparing the Opinion was inaccurate, incomplete or misleading in any material respect, we disclaim any obligation to change or withdraw the Opinion, to advise any person of any change that may come to our attention or to update the Opinion after the date of this Opinion.
Should this Opinion be executed in any other language, the English version of this Opinion shall be controlling in all respects and any other version is provided solely as a translation. In the event of any inconsistency between the versions, the English version of this Opinion shall prevail.
Opinion
Based upon and subject to the foregoing and such other matters as we considered relevant, it is our opinion, as of the date hereof, that the Consideration to be received by the Shareholders (other than the Purchaser) pursuant to the Arrangement Agreement is fair, from a financial point of view, to such Shareholders.
Yours very truly,
CIBC World Markets Inc.

APPENDIX G
OPINION OF ATB CAPITAL MARKETS CORP.
September 19, 2026
The Board of Directors
Vista Gold Corp.
8310 S Valley Hwy, Suite 300
Englewood, Colorado, 80112
To the Board of Directors:
ATB Capital Markets Corp. (“ATB Cormark”) understands that Vista Gold Corp. (“Vista” or the “Company”) and Artemis Gold Inc. (“Artemis” or the “Acquiror”) propose to enter into an arrangement agreement (the “Arrangement Agreement”) dated September 20, 2026, pursuant to which, among other things, Artemis will acquire 100% of the outstanding common shares in the capital of Vista (each, a “Vista Share”) with each holder of Vista Shares entitled to receive, in exchange for each Vista Share held, 0.0966 common shares in the capital (each whole share, a “Artemis Share” and such ratio, the “Exchange Ratio”) of Artemis (the “Consideration”, and collectively, the “Transaction”).
ATB Cormark further understands that:
•
the Transaction, as contemplated by the Arrangement Agreement, is proposed to be effected by way of a statutory plan of arrangement (the “Plan of Arrangement”) under the provisions of the Business Corporations Act (British Columbia) (the “Arrangement”);

•
the terms and conditions of the Transaction will be fully described in a proxy statement of Vista (the “Proxy Statement”) to be mailed to Vista shareholders (the “Vista Shareholders”) in connection with the special meeting of the Vista Shareholders to be held to consider and, if deemed advisable, approve the Transaction; and

•
each of the directors and senior officers of the Company will enter into voting support agreements (the “Voting Agreements”) pursuant to which, among other things, each of them will agree to vote their Vista Shares in favour of the Transaction.

ATB Cormark has been asked by the Board of Directors of Vista (the “Board”) to provide an opinion to the Board with respect to the fairness, from a financial point of view, of the Consideration to be received by Vista Shareholders pursuant to the Arrangement (the “Fairness Opinion”). We understand that the formal valuation requirement under Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions (“MI 61-101”) does not apply in respect of the Arrangement. The Fairness Opinion does not constitute a “formal valuation” within the meaning of MI 61-101.
Engagement of ATB Cormark
ATB Cormark was formally retained by the Board pursuant to an engagement agreement dated September 9, 2026 (the “Engagement Agreement”). Under the terms of the Engagement Agreement, ATB Cormark agreed to provide advisory services in connection with the Transaction including the delivery of this Fairness Opinion.
The terms of the Engagement Agreement provide that ATB Cormark is to be paid a fixed fee upon delivery of the Fairness Opinion that is not contingent in whole or in part on the success or completion of the Transaction or on the conclusions reached in the Fairness Opinion. In addition, ATB Cormark is to be reimbursed for its reasonable out-of-pocket expenses and is to be indemnified by the Company, in certain circumstances, against certain expenses, losses, claims, actions, damages and liabilities incurred in connection with the provision of its services pursuant to the Engagement Agreement. No other fees are payable to ATB Cormark under the Engagement Agreement. The fees to be paid to ATB Cormark in connection with the Engagement Agreement are not financially material to ATB Cormark.
On the date hereof, at the request of the Board, ATB Cormark verbally delivered the Fairness Opinion. This written Fairness Opinion confirms the opinion delivered verbally on September 19, 2026. The Fairness

Opinion has been prepared in accordance with the Disclosure Standards for Formal Valuations and Fairness Opinions of the Canadian Investment Regulatory Organization (“CIRO”), but CIRO has not been involved in the preparation or review of the Fairness Opinion.
Credentials of ATB Cormark
ATB Cormark is a Canadian investment dealer providing investment research, equity sales and trading and investment banking services including mergers and acquisitions, equity capital markets and debt capital markets to a broad range of institutions and corporations. ATB Cormark has participated in a significant number of transactions involving public and private companies, maintains a particular expertise advising companies in the global mining sector and has extensive experience in preparing fairness opinions.
The Fairness Opinion represents the opinion of ATB Cormark and its form and content have been approved for release by a committee of senior investment banking professionals of ATB Cormark, each of whom is experienced in merger, acquisition, divestiture, valuation, fairness opinion and other capital markets matters.
Independence of ATB Cormark
Neither ATB Cormark nor any of its affiliates or associates is an insider, associate or affiliate (as those terms are defined in the Securities Act (Ontario) (the “Act”)) of Vista or any of its affiliates.
ATB Cormark has not been engaged to provide financial advisory services to Vista, Artemis or their affiliates, nor has it participated in any financing involving Vista, Artemis or any of their affiliates within the past 24-month period preceding the date hereof other than the services provided pursuant to the Engagement Agreement. There are no understandings, agreements or commitments between ATB Cormark and Vista, Artemis or any of their affiliates with respect to any future business dealings. ATB Cormark may, in the future, in the ordinary course of its business, perform financial advisory or investment banking services for Vista, Artemis or any of their respective affiliates.
ATB Cormark acts as a trader and dealer, both as principal and agent, in major financial markets and, as such, may have had, may have, and may in the future have, positions in the securities of Vista, Artemis or their affiliates and, from time to time, may have executed or may execute transactions on behalf of such entities or other clients for which it may have received or may receive compensation. As an investment dealer, ATB Cormark conducts research on securities and may, in the ordinary course of its business, provide research reports and investment advice to its clients regarding Vista, Artemis or any of the transactions described herein.
Scope of Review
In connection with preparing the Fairness Opinion, ATB Cormark has reviewed, relied upon (without verifying or attempting to verify independently the completeness or accuracy thereof) or carried out, among other things, the following:
1.
a draft copy of the Arrangement Agreement, including schedules thereto;

2.
a draft copy of the Plan of Arrangement;

3.
a draft copy of the form of Voting Agreement;

4.
non-binding indication of interest dated August 28, 2026 from Artemis to Vista;

5.
audited annual financial statements and management discussion and analysis (“MD&A”) of the Company for the fiscal years ended December 31, 2025, 2024 and 2023;

6.
quarterly financial statements and MD&A of the Company for the quarters ended June 30, 2026, March 31, 2026, September 30, 2025, June 30, 2025, March 31, 2025, September 30, 2024, June 30, 2024, March 31, 2024, and September 30, 2023;

7.
the management information circular for the Company dated as of March 17, 2026;

8.
the NI 43-101 Technical Report for the Feasibility Study (FS) on the Mt Todd Gold Project in Northern Territory, Australia prepared for Vista by GR Engineering Services Limited effective July 29, 2025;

9.
certain public information relating to the business, operations, financial condition and equity trading history of Vista, Artemis and other selected public issuers considered by ATB Cormark to be relevant;

10.
certain internal financial, operational, corporate and other information with respect to Vista, including financial models prepared by management of Vista (the “Management Model”), as well as internal operating and financial projections prepared by Vista;

11.
certain internal financial, operational, corporate and other information with respect to Artemis;

12.
discussions and communication with the management team and Board of Vista relating to Vista’s current business, business plan, financial condition and prospects;

13.
public information in respect of select precedent transactions ATB Cormark considered relevant;

14.
investment research reports published by equity research analysts and industry sources regarding Vista, Artemis and other public issuers to the extent considered by ATB Cormark to be relevant;

15.
a certificate of representation as to certain factual matters and the completeness and accuracy of certain information upon which the Fairness Opinion is based, addressed to ATB Cormark and dated as of the date hereof, provided by management of Vista (the “Officers’ Certificate”); and

16.
such other economic, financial market, industry and corporate information, investigations and analyses as ATB Cormark considered necessary or appropriate in the circumstances.

In its assessment, ATB Cormark reviewed several methodologies, analyses and techniques, ultimately using a combination of those blended approaches to determine its opinion on the Transaction, taking into consideration a number of quantitative and qualitative factors as deemed appropriate based on its experience in rendering such opinions.
ATB Cormark has not, to the best of its knowledge, been denied access by Vista to any information requested. ATB Cormark did not meet with the auditors of Vista and has assumed the accuracy, completeness and fair presentation of, and has relied upon, without independent verification, the consolidated financial statements of Vista and the reports of the auditors thereon.
Prior Valuations
Senior officers of the Company have represented to ATB Cormark that there have not been any prior valuations (as defined in MI 61-101) or existing externally prepared third party appraisals or valuations in the possession, control or knowledge of the Company relating to Vista or its material assets prepared within the 24-month period preceding the date of this Fairness Opinion.
Assumptions and Limitations
ATB Cormark has not been asked to prepare and has not prepared a formal valuation of Vista or any of its assets or securities pursuant to MI 61-101 or otherwise, and this Fairness Opinion should not be construed as such. In addition, this Fairness Opinion does not constitute advice as to the price at which Vista Shares may trade at any future date. ATB Cormark was not engaged to review any legal, tax or accounting aspects of the Transaction and expresses no opinion concerning such matters. ATB Cormark has relied upon, without independent verification or investigation, the assessment by Vista and its legal, tax, regulatory and accounting advisors with respect to legal, tax, regulatory and accounting matters concerning the Transaction. The Fairness Opinion is limited to the fairness, from a financial point of view, of the Consideration to be received by Vista Shareholders pursuant to the Arrangement and not the merits of the Transaction as a whole or of any other transaction. The Fairness Opinion does not provide assurance that the Transaction is the best alternative for Vista Shareholders. Nothing contained herein is to be construed as a legal interpretation, an opinion on any contract or document or a recommendation to invest or divest.

With the consent of the Board, ATB Cormark has relied upon the completeness, accuracy and fair presentation of all financial, operational, technical, legal, tax and other information, data, advice, opinions or representations (i) obtained by ATB Cormark from public sources; (ii) provided to ATB Cormark by or on behalf of the Company by its directors, officers, agents and advisors; or (iii) otherwise obtained by ATB Cormark (the “Information”). ATB Cormark has assumed that such Information did not contain any untrue statement of a material fact (as such term is defined in the Act) and did not omit any material fact or any fact necessary to make such Information not misleading. The Fairness Opinion is conditional upon the completeness, accuracy and fair presentation of such Information. Subject to the exercise of professional judgment and except as expressly described herein, ATB Cormark has not attempted to independently verify or investigate the completeness, accuracy or fair presentation of any of such Information.
Senior officers of the Company have represented to ATB Cormark in the Officers’ Certificate delivered as of the date hereof, among other things, that: (i) all information (including the financial models, technical information, business plans, forecasts and other information), data, advice, opinions and representations provided to ATB Cormark, directly or indirectly, orally or in writing by the Company or any of its associates or affiliates or agents, advisors, consultants and representatives in connection with the Engagement Agreement, including, in particular, for the purpose of preparing the Fairness Opinion is at the date hereof, or in the case of historical Information, was at the date of preparation, complete, true and correct in all material respects, and does not and did not contain any untrue statement of a material fact and does not and did not omit to state a material fact necessary to make such information not misleading; and (ii) since the dates on which such information was provided to ATB Cormark, there has been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations, or prospects of Vista or its subsidiaries which is of a nature as to render any portion of such information or any part thereof untrue or misleading in any material respect or which would have or which would reasonably be expected to have a material effect on the Fairness Opinion.
In its analyses and in preparing the Fairness Opinion, ATB Cormark has made numerous other assumptions with respect to expected industry performance, general business and economic conditions and other matters, which ATB Cormark believes to be reasonable and appropriate in the exercise of its professional judgment, many of which are beyond the control of ATB Cormark or Vista (including exchange rate and commodity price assumptions). ATB Cormark has also assumed (i) that the executed Arrangement Agreement, Plan of Arrangement and other related agreements required under the Transaction will not differ in any material respect from the drafts that ATB Cormark reviewed; (ii) the Transaction will be consummated in accordance with the terms and conditions thereof, substantially within the time frames specified therein without any waiver or amendment of any material term or condition thereof or of the Plan of Arrangement; (iii) that the Transaction was negotiated at arm’s length and that the formal valuation requirement under MI 61-101 does not apply in respect of the Transaction and that the Transaction is not a “related party transaction” as defined under MI 61-101; (iv) that any governmental, regulatory or other consents and approvals necessary for the completion of the Transaction will be obtained without any adverse effect; (v) the disclosure provided or incorporated by reference in the Proxy Statement to be filed on SEDAR+ and EDGAR and mailed to Vista Shareholders in connection with the Transaction and any other documents in connection with the Transaction prepared by Vista or its affiliates will be accurate in all material respects and will comply with the requirements of all applicable laws; (vi) that all of the conditions required to implement the Transaction will be satisfied; (vii) that the procedures being followed to implement the Transaction are valid and effective; and (viii) that the Proxy Statement will be distributed to Vista Shareholders in accordance with applicable laws. ATB Cormark has not evaluated the solvency or fair value of Vista or Artemis under any state, federal, provincial or other laws relating to bankruptcy, insolvency or similar matters. ATB Cormark further notes that the current volatility in the credit, commodities and financial markets may have an effect on Vista, Artemis or the Transaction and it is not expressing an opinion as to the effects of such volatility or such disruption on Vista, Artemis or the Transaction. In addition, ATB Cormark expresses no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of Vista, Artemis or any party, or class of such persons in connection with the Transaction, whether relative to the Consideration provided for pursuant to the Arrangement Agreement or otherwise.
With respect to any financial and operating forecasts, projections, financial models, estimates and/or budgets provided to ATB Cormark and used in the analyses supporting the Fairness Opinion, ATB Cormark has noted that projecting future results of any business is inherently subject to uncertainty. ATB Cormark has assumed that such forecasts, projections, financial models, estimates and/or budgets were reasonably prepared consistent with industry and past practices on a basis reflecting the best currently available assumptions, estimates and judgments of management of the Company, as to the future financial performance of the Company, and are (or were at the time and continue to be) reasonable in the circumstances. In rendering the Fairness Opinion, ATB Cormark expresses no view as to the reasonableness of such forecasts, projections, financial models, estimates and/or budgets or the assumptions on which they are based.
The Fairness Opinion is rendered as of the date hereof on the basis of securities market, economic and general business and financial conditions prevailing on such date and the condition and prospects, financial and otherwise, of Vista, as reflected in the Information and as represented to ATB Cormark in the Officers’ Certificate.
This Fairness Opinion has been prepared at the request and for the benefit and use of the Board (in its capacity as such) in evaluating the Consideration from a financial point of view. This Fairness Opinion does not constitute a recommendation to the Board, any security holder or any other party as to how to vote or act with respect to the Arrangement or any other proposals or other matters. Except for the inclusion of the Fairness Opinion in its entirety and a summary thereof (in a form acceptable to us) in the Proxy Statement and in any other disclosure document or filing with any securities regulatory authority, stock exchange or court that is required by applicable law in connection with the Transaction (including on SEDAR+ and EDGAR), the Fairness Opinion is not to be reproduced, disseminated, quoted from or referred to (in whole or in part) without our prior written consent, such consent not to be unreasonably withheld, conditioned or delayed. ATB Cormark will not be held liable for any losses sustained by any person should the Fairness Opinion be circulated, distributed, published, reproduced or used contrary to the provisions hereof. ATB Cormark disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting the Fairness Opinion which may come or be brought to ATB Cormark’s attention after the date hereof. Without limiting the foregoing, in the event that there is any change in any fact or matter affecting the Fairness Opinion after the date hereof, ATB Cormark reserves the right to change, modify or withdraw the Fairness Opinion.
ATB Cormark believes that its analyses must be considered as a whole and that selecting portions of the analyses or the factors considered by it, without considering all factors and analyses together, could create a misleading view of the process underlying the Fairness Opinion. The preparation of a fairness opinion is a complex process and is not necessarily amenable to partial analysis or summary description. The Fairness Opinion is not to be construed as a recommendation to any Vista Shareholder as to whether to vote in favour of the Transaction.
Fairness Opinion
Based upon and subject to the foregoing and such other matters we considered relevant, ATB Cormark is of the opinion that, as of the date hereof, the Consideration to be received by the Vista Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Vista Shareholders.
Yours very truly,
ATB CAPITAL MARKETS CORP.

APPENDIX H
INFORMATION CONCERNING VISTA GOLD
The following information about Vista Gold should be read in conjunction with the documents incorporated by reference into this Appendix H and the information concerning Vista Gold appearing elsewhere in this Circular. Capitalized terms used but not otherwise defined in this Appendix H shall have the meaning ascribed to them in this Circular.
General
Vista Gold was incorporated on November 28, 1983 as “Granges Exploration Ltd.” It amalgamated with Pecos Resources Ltd. in June 1985 and continued as Granges Exploration Ltd. In June 1989, Granges Exploration Ltd. changed its name to Granges Inc. Granges Inc. amalgamated with Hycroft Resources & Development Corporation during May 1995 and continued as Granges Inc. Effective November 1996, Da Capo Resources Ltd. and Granges, Inc. amalgamated under the name “Vista Gold Corp.” and, effective December 1997, Vista Gold continued from the Province of British Columbia to the Yukon Territory, Canada under the Business Incorporations Act (Yukon Territory). On June 11, 2013, Vista Gold continued from the Yukon Territory, Canada to the Province of British Columbia, Canada under the BCBCA. Vista Gold’s executive office is located at 8310 S Valley Hwy, Suite 300, Englewood, Colorado, USA 80112. Vista Gold’s registered and records office is located at 1200 Waterfront Centre — 200 Burrard Street, Vancouver, British Columbia, V7X 1T2.
Vista Gold and its subsidiaries operate as a development-stage company in the gold mining industry. Vista Gold does not currently generate cash flows from mining operations. Vista Gold’s flagship asset is the Mt Todd Gold Project, a development-stage gold deposit located in Northern Territory, Australia (the “NT”). Mt Todd offers defined gold mineral resources and mineral reserves, development optionality, expansion opportunities, exploration potential, advanced local infrastructure, community support, and demonstrated economic feasibility.
For further information regarding Vista Gold, its subsidiaries and their respective business activities, including Vista Gold’s inter-corporate relationships and organizational structure, see the Vista Annual Report which is incorporated by reference in this Circular.
Recent Developments
On January 13, 2026, Vista Gold announced continued progress at its Mt Todd Gold Project and outlined a pathway to initiate detailed engineering and design by early 2027, a milestone expected to begin a 27-month design, construction, and commissioning process.
On February 25, 2026, Vista Gold announced the commencement of an underwritten public offering of $30.0 million of its common shares, with CIBC Capital Markets acting as sole bookrunner. The announcement stated that Vista Gold expected to grant the underwriters a 30-day option to purchase up to an additional $4.5 million of common shares to cover over-allotments, with net proceeds to be allocated to advance exploration and development activities at the Mt Todd Gold Project and for general corporate purposes.
On February 26, 2026, Vista Gold announced the pricing of its previously announced underwritten public offering of 15,600,000 of its common shares at a price to the public of $2.50 per share. In addition, Vista Gold granted the underwriters a 30-day option to purchase up to an additional 2,340,000 common shares, to cover over-allotments, if any.
On March 9, 2026, Vista Gold announced the closing of its previously announced underwritten public offering of 17,940,000 common shares, which included the full exercise by the underwriters of their option to purchase 2,340,000 additional common shares, at a price to the public of $2.50 per share, for total gross proceeds of $44.85 million.
On April 30, 2026, Vista Gold reported that it had commenced the permit modification process, was advancing pre-development optimization programs including metallurgical testing and geotechnical review at the Batman pit and had hired four project management team members to be based in Perth, with recruiting in process for an Australian-based Managing Director.

Documents Incorporated by Reference
The SEC allows Vista Gold to disclose important information to you by referring you to other documents filed separately with the SEC. This information is considered to be a part of this Circular, except for any information that is superseded by information included directly in this Circular or incorporated by reference subsequent to the date of this Circular as described below.
Information in respect of Vista Gold has been incorporated by reference in this Circular from documents filed with securities commissions or similar authorities in Canada and in the United States. Copies of the documents incorporated herein by reference may be obtained on request without charge from the Corporate Secretary of Vista Gold at 8310 S. Valley Highway, Suite 300, Englewood, Colorado 80112 by calling (720) 981-1185, and are also available electronically on SEDAR+ at www.sedarplus.ca and on the SEC’s EDGAR database at www.sec.gov.
The following documents of Vista Gold, filed with securities commissions or similar authorities in Canada and in the United States, are specifically incorporated by reference into and form an integral part of this Circular (excluding any portions of such documents that have been “furnished” but not “filed” for purposes of the U.S. Exchange Act):
(a)
Vista Gold’s 2025 Annual Report on Form 10-K dated March 11, 2026 (the “Vista Annual Report”);

(b)
the Vista Annual Financial Statements and the report of its independent auditing firm thereon;

(c)
Vista Gold’s Quarterly Report on Form 10-Q for the three and six months ended June 30, 2026, including the Vista Interim Financial Statements (the “Vista Quarterly Report”);

(d)
the Definitive Proxy Statement on Schedule 14A of Vista Gold filed with the SEC on March 17, 2026, relating to the annual general and special meeting of shareholders held on April 28, 2026;

(e)
the Material Change Report of Vista Gold dated August 17, 2026 relating to the appointment of Gavin Ferguson as Managing Director of Vista Gold Australia Pty Ltd;

(f)
Vista Gold’s Current Report on Form 8-K dated August 17, 2026, as amended by Amendment No. 1 on Form 8-K/A dated September 15, 2026 relating to the appointment of Gavin Ferguson as Managing Director of Vista Gold Australia Pty Ltd;

(g)
Vista Gold’s Current Report on Form 8-K dated September 20, 2026 relating to the Arrangement Agreement;

(h)
the Definitive Proxy Statement on Schedule 14A of Vista Gold filed with the SEC on September 21, 2026, relating to the Arrangement Agreement; and

(i)
the Definitive Proxy Statement on Schedule 14A of Vista Gold filed with the SEC on September 21, 2026, relating to Vista Gold’s Investor Conference Call held on September 21, 2026.

Vista Gold also incorporates by reference (i) any documents of the type described in Section 11.1 of Form 44-101F1 — Short Form Prospectus of NI 44-101 (excluding confidential material change reports), if filed by Vista Gold with the Canadian Securities Regulators subsequent to the date of this Circular disclosing additional or updated information including the documents incorporated by reference herein, filed pursuant to the requirements of applicable Canadian Securities Laws, and (ii) all documents subsequently filed by Vista Gold with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the U.S. Exchange Act after the initial filing of this Circular. Any statement in a document incorporated by reference in this Circular will be deemed to be modified or superseded to the extent a statement contained in this Circular or any other subsequently filed document that is incorporated by reference in this Circular modifies or supersedes such statement. You may request a free copy of any of the documents incorporated by reference in this Circular (other than exhibits, unless they are specifically incorporated by reference in the documents). Vista Gold will make those documents available to you without charge upon your oral or written request.
Any statement contained in this Circular or in any document incorporated or deemed to be incorporated by reference in this Circular shall be deemed to be modified or superseded for the purposes of this Circular to the extent that a statement contained herein or in any other subsequently filed document which is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. The modifying or superseding statement need not state that it has modified or superseded a prior statement or include any other information set forth in the document that it modifies or supersedes. The making of a modifying or superseding statement shall not be deemed an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation, an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Circular.
Consolidated Capitalization
There have been no material changes in the consolidated capitalization of Vista Gold since June 30, 2026. As at the close of business on June 30, 2026, there were 145,971,346 Vista Shares issued and outstanding on a non-diluted basis. As of the date of this Circular, 151,203,209 Vista Shares on a fully diluted basis (assuming that all of the outstanding Vista RSUs and Vista DSUs were converted as of the date of this Circular).
Description of Share Capital
Vista Gold’s share capital consists of one class of shares, namely Vista Shares without par value.
Common Shares
Holders of Vista Shares are entitled to receive notice of and to attend any meetings of shareholders of Vista Gold and at any meetings of shareholders to one vote for each Vista Share held, to receive dividends as and when declared by the directors of Vista Gold and to receive a pro rata share of the assets of Vista Gold available for distribution to the shareholders in the event of the liquidation, dissolution or winding-up of Vista Gold. There is no pre-emptive, conversion or redemption rights attached to the Vista Shares.
Prior Sales
The following table sets forth information for the period within the 12 months preceding the date of this Circular in respect of issuances of Vista Shares and securities that are convertible or exchangeable into Vista Shares, including the price at which such securities have been issued, the number of securities issued, and the date on which such securities were issued:
Date	Type of Security	Number	Price ($)
October 30, 2025	Vista Shares	32,088	$1.6978
November 10, 2025	Vista Shares	117,912	$1.7610
November 12, 2025	Vista Shares	25,000	$1.7891
November 13, 2025	Vista Shares	125,000	$1.8014
November 26, 2025	Vista Shares	50,000	$1.8079
November 28, 2025	Vista Shares	50,000	$1.9941
December 3, 2025	Vista Shares	37,684	$1.9860
December 5, 2025	Vista Shares	23,077	$2.0351
December 11, 2025	Vista Shares	239,539	$2.1763
December 12, 2025	Vista Shares	100,000	$2.4001
December 22, 2025	Vista Shares	30,500	$2.3142
February 5, 2026	Vista RSUs	190,000	$2.4900
March 9, 2026	Vista Shares	17,940,000	$2.5000
March 11, 2026	Vista RSUs	100,000	$2.4600
March 13, 2026	Vista RSUs	1,165,000	$2.0600
March 13, 2026	Vista DSUs	128,000	$2.0600

Date	Type of Security	Number	Price ($)
March 13, 2026	Vista RSUs exchanged for Vista Shares	1,023,826	$2.0600
September 6, 2026	Vista RSUs	831,000	$2.2400
October 1, 2026	Vista RSUs	21,200	$2.7100
Price Range and Trading Volume
The Vista Shares are listed and posted for trading on the TSX and the NYSE American under the trading symbol “VGZ”. The following table sets forth the price range for and trading volume of the Vista Shares as reported by the TSX and the NYSE American for the 12-month period prior to the date of this Circular.
	Toronto Stock Exchange
	High (C$)	Low (C$)	Volume
2025	$3.31	$0.80	25,928,588
October	$3.26	$2.32	4,588,883
November	$2.76	$2.15	2,543,551
December	$3.31	$2.54	5,753,580
2026 to date	[ ]	[ ]	[ ]
January	$4.01	$2.48	8,065,544
February	$4.15	$3.00	6,897,308
March	$3.84	$2.45	6,073,029
April	$3.08	$2.73	1,976,538
May	$3.32	$2.79	1,879,817
June	$3.55	$2.68	2,739,599
July	$2.85	$2.17	1,592,191
August	$3.44	$2.59	2,186,859
September	$3.96	$2.90	9,335,817
October to date	[ ]	[ ]	[ ]
	NYSE American
	High ($)	Low ($)	Volume
2025	$2.36	$0.56	263,482,749
October	$2.33	$1.67	48,544,178
November	$1.97	$1.53	24,501,739
December	$2.36	$1.82	38,719,572
2026 to date	[ ]	[ ]	[ ]
January	$2.97	$1.81	44,884,291
February	$3.05	$2.21	37,289,744
March	$2.81	$1.76	46,585,394
April	$2.24	$1.96	24,242,267
May	$2.41	$2.05	23,262,073
June	$2.52	$1.88	68,306,922
July	$1.86	$1.54	35,371,865
August	$2.49	$1.78	24,651,323
September	$2.82	$2.10	44,964,663
October to date	[ ]	[ ]	[ ]

On September 18, 2026, the last trading day on which the Vista Shares traded prior to announcement of the Arrangement, the closing price of the Vista Shares on the TSX was C$3.20 and on the NYSE American was $2.26. On [    ], 2026, the closing price of the Vista Shares on the TSX was C$[    ] and on the NYSE American was $[    ].
Dividend Policy
Vista Gold has not paid cash dividends on Vista Shares since its incorporation.
Risk Factors
Whether or not the Arrangement is completed, Vista Gold will continue to face many risk factors that it currently faces with respect to its business and affairs. An investment in the Vista Shares or other securities of Vista Gold is subject to certain risks, which may differ from, or be in addition to, the risks applicable to an investment in Artemis Gold. Investors should carefully consider the risk factors described under the heading “Item 1A. Risk Factors” in the Vista Annual Report and Vista Quarterly Report, which are incorporated by reference in this Circular and filed with the SEC and available on EDGAR at www.sec.gov, as well as the risk factors set forth elsewhere in this Circular.
Legal Proceedings and Regulatory Actions
From time to time Vista Gold becomes involved in legal or administrative proceedings and regulatory actions in the normal conduct of its business. Vista Gold’s assessment of the likely outcome of these matters is based on its judgment of a number of factors, including experience with similar matters, past history, precedents, relevant financial, scientific and other evidence, and facts specific to the matter. Vista Gold does not believe that these matters in aggregate will have a material effect on its consolidated financial position or results of operations.
Auditors, Registrar and Transfer Agent
The auditors of Vista Gold are Davidson & Company, Chartered Professional Accountants.
Vista Gold’s registrar and transfer agent is Computershare at its office at 510 Burrard Street, 3rd Floor, Vancouver, British Columbia V6C 3B9.
Where You Can Find More Information
The information contained in this Circular is given as of [      ], 2026 except as otherwise indicated. Financial information is provided in the Vista Annual Report and Vista Quarterly Report, each incorporated by reference herein.
Vista Gold is subject to the information requirements of the U.S. Exchange Act, which means that it is required to file reports, proxy statements, and other information with the SEC. The SEC maintains an Internet website at www.sec.gov where you can access reports, proxy information and registration statements, and other information regarding registrants that file electronically with the SEC through the EDGAR system. Interested persons may also access disclosure documents and any reports, statements or other information that Vista Gold files with the Canadian Securities Regulators, which are available on Vista Gold’s profile on SEDAR+ at www.sedarplus.ca or its filings with the SEC which are available on EDGAR at www.sec.gov.
Copies of the Vista Gold Annual Report may be obtained from Vista Gold’s website at www.vistagold.com or by mail upon request by contacting the Corporate Secretary of Vista Gold at 8310 S. Valley Highway, Suite 300, Englewood, Colorado 80112 or by calling (720) 981-1185.
Interested persons may also access disclosure documents and any reports, statements or other information that Vista Gold files with the Canadian Securities Regulators, which are available on Vista Gold’s profile on SEDAR+ at www.sedarplus.ca or its filings with the SEC which are available on EDGAR at www.sec.gov.

APPENDIX I
INFORMATION CONCERNING ARTEMIS GOLD
The following information is a summary of Artemis Gold, its business, assets and operations, which should be read in conjunction with the financial statements of Artemis Gold which are included in Schedule I to this Appendix. The information contained in this Appendix, unless otherwise indicated, is given as at the date of this Circular. Capitalized terms used but not otherwise defined in this Appendix I shall have the meaning ascribed to them in this Circular.
Corporate Structure
Artemis Gold was incorporated under the Business Corporations Act (British Columbia) under the name 1193490 B.C. Ltd. on January 10, 2019. The Artemis Shares are traded on the TSXV under the symbol “ARTG” and the OTCQX under the symbol “ARGTF”.
Artemis Gold is a gold and silver producer focused on the operation and further development of its flagship asset, the Blackwater Gold Mine (“Blackwater” or the “Blackwater Mine”) in central British Columbia, Canada. Artemis Gold, through its wholly-owned subsidiary, BW Gold Ltd. (“BW Gold”), holds a 100% interest in Blackwater. BW Gold was incorporated under the BCBCA on May 29, 2020. Artemis Gold, through BW Gold, also holds a 100% interest in 1337890 B.C. Ltd., which was incorporated under the BCBCA on December 14, 2021 and holds certain assets of Artemis Gold.
Artemis Gold poured its first gold and silver from the Blackwater Mine on January 29, 2025 and achieved commercial production on May 1, 2025. Artemis Gold operates a single reportable segment, being the operation and management of the Blackwater Mine. All of Artemis Gold’s non-current assets are located in Canada. Artemis Gold maintains its head office at 595 Burrard Street, Suite 3083, Vancouver, B.C., Canada; telephone: + (604) 558-1107; toll free: 1-888-955-9362. Artemis Gold’s registered and records office is located at 1133 Melville Street, Suite 3500, Vancouver, B.C., Canada.
General Development of the Business
The primary focus for Artemis Gold is to advance the continued development of Blackwater.
The year ended December 31, 2024
On February 21, 2024, Artemis Gold announced the results of the Expansion Study to optimize the timing of expansion of Blackwater through the advancing of Phase 2 to year 3 of operations at an increased production capacity of 15 million tonnes per annum (“Mtpa”), and Phase 3 to year 7 of operations at an increased production capacity of 25 Mtpa, the economics of which estimated an after-tax net present value (“NPV”) of C$3.25 billion based on a long-term US$1,800/oz gold price and a 5% discount rate. The Expansion Study was filed on April 8, 2024.
On March 25, 2024, Artemis Gold completed its second draw of C$130 million under its C$360 million project loan facility. On June 21, 2024, Artemis Gold completed its final draw of C$80 million under its C$360 million project loan facility.
On July 22, 2024, Artemis Gold announced that it responded to a wildfire evacuation order issued across a region that included the Blackwater Mine. Artemis Gold proactively removed all non-essential staff and contractors from site and took the necessary precautions to safeguard the asset, with essential staff remaining. On July 26, 2024, Artemis Gold announced the evacuation order had been lifted, and began an expedient, staged return of employees and contractors to site. The mine site was not impacted by any wildfires.
On October 3, 2024, Artemis Gold completed its draw of C$40 million under the cost overrun facility (“COF”).
On October 9, 2024, Artemis Gold executed an agreement with one of its existing lenders to provide additional stand-by debt funding of up to C$65 million, plus up to C$10 million in capitalized interest and fees, on a subordinated and unsecured basis (“Stand-by Facility”). The Stand-by Facility was repayable on October 9, 2025, but otherwise had the same commercial terms as the COF.

On October 10, 2024, Artemis Gold announced that its 135-kilometre long 225kV transmission line between the Blackwater Mine and BC Hydro’s Glenannan substation was complete and was successfully energized with renewable grid power on October 8, 2024. Artemis Gold also announced that in order to accelerate the commissioning of the process facility to align with the other major construction milestones already achieved, Artemis Gold took responsibility for plant commissioning from the EPC contractor and would commence owner commissioning and remaining construction activity.
On October 21, 2024, Artemis Gold completed its first draw of C$35 million under the Stand-by Facility.
On November 21, 2024, Artemis Gold announced that it fed first ore through the commissioned crushing circuit, that mining operations in the open pit had commenced, that initial open pit blasts had been performed, and that the tailings storage facility was complete.
On December 13, 2024, Artemis Gold completed its final draw of C$30 million under the Stand-by Facility.
The year ended December 31, 2025
In January 2025, Artemis Gold announced that it completed its first pour of gold and silver at the Blackwater Mine.
In January 2025, Artemis Gold entered into an agreement to extend the Stand-by Facility, securing an additional C$40 million in subordinated and unsecured debt funding. The additional funding carries similar terms as the existing Stand-by Facility and was repaid by July 31, 2025.
In March 2025, Artemis Gold entered into an amendment of its precious metals purchase agreement (the “Silver Stream Agreement”) with a streaming company whereby the process for determining the volume of silver production has been simplified (the “Silver Stream Simplification”). Previously, the determination of silver production under the Silver Stream Agreement required the application of a complex metallurgical protocol to determine the silver content of the mill feed, and applied a fixed recovery rate of 61%. Under the Silver Stream Simplification, the silver production will be determined based on a fixed ratio of silver to gold ounces produced. The ratio will be as follows:
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5.17 ounces of silver for every ounce of gold produced while the plant throughput is less than 15Mtpa;

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5.10 ounces of silver for every ounce of gold produced while the plant throughput exceeds 15Mtpa, but is less than 20Mtpa;

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5.07 ounces of silver for every ounce of gold produced while the plant throughput exceeds 20Mtpa.

The stream percentage remains 50% of produced silver, until such time as 17.8 million ounces of silver have been delivered into the stream, at which point the stream percentage reduces to 33% of produced silver and the Silver Stream Agreement reverts to the original metallurgical protocols.
The Silver Stream Simplification allows Artemis Gold to prioritize gold production as Artemis Gold is no longer required to deliver a fixed recovery of silver to the stream company. The Silver Stream Simplification is also expected to significantly reduce the administrative burden and costs which would have been associated with applying the complex metallurgical protocols previously required by the streaming company.
The Silver Stream Simplification creates a theoretical timing difference which is estimated to deliver additional silver ounces equivalent to approximately 1% of silver reserves (approximately 600,000 ounces of silver) into the Silver Stream Agreement over the life of mine. In exchange, the streaming company provided Artemis Gold with an additional stream deposit of US$30 million (approximately C$43 million).
On May 2, 2025, Artemis Gold announced that it had achieved commercial production at the Blackwater Mine.
On September 15, 2025, Artemis Gold announced plans to upgrade the current Blackwater mine processing plant (“Phase 1”), increasing nameplate capacity by 33% from 6 Mtpa to 8 Mtpa by Q4 2026 (“Phase 1A”). Artemis Gold estimated that Phase 1A will be completed at a capital cost of C$100 – C$110 million; an industry-low capital intensity of C$50 – C$55 per additional annual tonne of processing capacity.

On September 29, 2025, Artemis Gold announced that it closed a C$700 million Revolving Credit Facility (the “RCF”) and concurrently extinguished its project loan facility with a drawdown of approximately C$450 million on the RCF.
On December 15, 2025, Artemis Gold announced approval by its board of directors (the “Artemis Board”) for the Expanded Phase 2 (“EP2”) development of the Blackwater Mine. EP2 represents a significant expansion of processing plant capacity from the Phase 1A project, which is currently under construction and scheduled for commissioning in Q4 2026, and is expected to increase nameplate mill throughput from 8 Mtpa, following completion of Phase 1A, to 21 Mtpa by the end of 2028. Once EP2 is in production, Blackwater is expected to produce an average of 500,000 to 525,000 ounces of gold annually over the first 10 full years of operation. The EP2 final investment decision was conditional upon receipt of formal confirmation of adequate hydro-electricity supply from BC Hydro. Artemis Gold has since reported that it has secured supply assurances from BC Hydro that ensure the continued supply of low-cost renewable hydropower at the expanded throughput capacity.
Artemis Gold estimates that EP2 processing plant construction will be completed at a capital cost of C$1.44 billion which compares favourably with prior expansion study estimates and industry benchmarks on a per tonne of throughput capacity basis (reflecting EP2 capital intensity of C$110 per tonne of additional annual throughput). Costs associated with expanding the mine fleet, tailings and water management infrastructure, and other site infrastructure upgrades are additional to the EP2 capital estimate, with annual expenditure estimates for these items to be provided each year as part of Artemis Gold’s annual production and cost guidance. Artemis Gold’s 2026 guidance includes total growth capital of C$685 million to C$755 million, comprising C$385 million to C$435 million to advance EP2, C$110 million to complete Phase 1A and C$190 million to C$210 million of other expansion capital, primarily related to tailings and water infrastructure, all of which is anticipated to be funded from operating cash flow. EP2 is expected to be funded primarily from operating cash flows and supported by Artemis Gold’s strengthened balance sheet which provides financial flexibility to fund growth.
The EP2 project is consistent with the staged development strategy and plan for Blackwater as contemplated in the Expansion Study. The strong gold price environment and the Phase 1A expansion have allowed Artemis Gold to optimize EP2 at a larger scale compared to the previous Phase 2 expansion plan in the Expansion Study. EP2 is based on the Blackwater Gold Mine’s existing proven and probable mineral reserves as outlined in the Expansion Study and no changes have been made to the mineral reserve and mineral resource estimates. Artemis Gold has stated that it is not aware of any new information or data that materially affects the information included in the Expansion Study other than changes due to normal mining depletion.
The EP2 processing plant has a design throughput capacity of 13 Mtpa which, combined with the 8 Mtpa capacity following completion of Phase 1A, will increase the total throughput capacity of the Blackwater Gold Mine to 21 Mtpa. The EP2 processing plant is designed as a separate facility adjacent to the existing Phase 1 processing plant, which is intended to segregate Phase 1 operating activities from EP2 construction activities and minimize disruption to current operations during EP2 construction and commissioning. The EP2 plant will comprise primary and secondary crushing, a semi-autogenous grinding (“SAG”) and ball mill grinding circuit with an 18 megawatt (“MW”) SAG mill and an 18 MW ball mill, gravity concentration, two leach and adsorption circuits, an elution and electrowinning circuit producing doré, and a cyanide detoxification circuit. Upon completion, EP2 is expected to increase gold production to over 500,000 ounces per year.
Early works for EP2 commenced in January 2026 and were nearing completion as at August 2026, with bulk earthworks well advanced. Major works construction commenced ahead of schedule, as announced by Artemis Gold on August 4, 2026. The ball mill raft concrete pour, the single largest pour on the EP2 project, has been completed, and SAG mill blinding has been poured with steel fixing underway. Major works construction is expected to continue for approximately two years, with the first gold pour from the EP2 plant expected in Q3 2028 and full production rates expected before the end of 2028.
The EP2 mine plan contemplates conventional open pit mining methods consistent with the current operation, with the existing mine equipment fleet expanded progressively as mining rates increase from approximately 40 Mtpa in 2025 to expected peak mining rates of 90 to 95 Mtpa, in line with the Expansion Study. The first tranche of additional mining equipment, comprising one 34 cubic metre hydraulic shovel, five

240 tonne haul trucks, four production drills and two large graders, has been ordered for 2026; as at August 4, 2026, both graders and three of the haul trucks were in service and the new shovel was expected to be in service by September 2026. The majority of site infrastructure required for EP2 is already in place for Phase 1 and Phase 1A. The scope and design of the tailings storage facility and site water management infrastructure do not change with EP2, and the timing of tailings storage facility raises and related capital spend is planned to remain consistent with the Expansion Study schedule. At the EP2 processing rate, the mine life is expected to extend through 2043, with the final five years of processing from stockpiles.
From January 1, 2026 to Present
On February 3, 2026, Artemis Gold completed a private placement offering of $450.0 million aggregate principal amount of senior unsecured notes due 2031 (the “Notes”). The Notes were issued at par, bear interest at a rate of 5.625% per annum, and include a standard two-year non-call period. Artemis Gold used the net proceeds together with cash on hand to repay in full the balance of Artemis Gold’s revolving credit facility.
On February 18, 2026, Artemis Gold announced that the Artemis Board had approved a dividend policy as part of Artemis Gold’s disciplined capital allocation framework, providing guidance for returning capital to shareholders in a manner that is sustainable, prudent, and consistent with Artemis Gold’s near-term growth strategy and long-term goal to maximize value for shareholders. Artemis Gold intends to declare and pay an inaugural base quarterly dividend of C$0.05 per share, commencing in the second half of 2026 and with two quarterly payments expected in 2026. Artemis Gold plans to increase this base quarterly dividend to C$0.08 per share in 2027, or C$0.32 per share annually.
In June 2026, Artemis Gold entered into gold put option contracts for 172,500 ounces of gold exercisable at a strike price of C$5,300 per ounce, with expiry dates between July 2026 and June 2027, to mitigate gold price risk on operating cash flows during the Phase 1A and EP2 construction periods. Artemis Gold paid premiums of C$36.3 million for these gold put options.
On August 4, 2026, Artemis Gold announced that major works construction has commenced on the EP2 growth project, with the first concrete pour for the ball mill foundations completed ahead of schedule. Artemis Gold has also secured supply assurances from BC Hydro that ensure the continued supply of low-cost renewable hydropower at the expanded throughput capacity.
Also on August 4, 2026, Artemis Gold reported that the Phase 1A expansion project was 57% complete at the end of Q2 2026 and is on schedule for commissioning in Q4 2026.
On August 18, 2026, Artemis Gold announced the issuance of 500,000 Artemis Shares to the Lhoosk’uz Dené Nation pursuant to a participation agreement executed on April 18, 2019, which was assumed by BW Gold, a subsidiary of Artemis Gold, following Artemis Gold’s acquisition of the Blackwater Gold Project from New Gold Inc.
On August 20, 2026, Artemis Gold announced significant mineralization in the first two diamond drill holes in its resource expansion program at the Blackwater deposit. These drill holes extended below any previous drilling on the deposit and the results provide further confirmation of the significant scale and potential of the Blackwater deposit.
On September 21, 2026, Artemis Gold announced that it had entered into the Arrangement Agreement with Vista Gold.
Description of Business
Mission Statement
Create and grow sustainable value by applying leading, technically excellent and differentiated approaches to managing mining assets and unlocking their unrealized potential, while being firmly committed to protecting the health, safety and wellbeing of our employees, the environment and the communities in which Artemis Gold works.

About Artemis Gold
Artemis Gold is a well-financed gold mining company with a technically driven approach to shareholder value creation through identifying, acquiring and developing gold projects in mining friendly jurisdictions using a disciplined staged approach to development, managing risks while minimizing cost of capital to optimize economics and returns for shareholders.
Artemis Gold respects the rights and interests of Indigenous Nations. Artemis Gold is dedicated to building and maintaining relationships founded on trust, respect, and integrity, and is committed to unlocking the value of its assets in a manner that benefits Indigenous Nations and the communities where Artemis Gold operates.
Artemis Gold’s primary focus is the operation and further development of the Blackwater Mine in central British Columbia approximately 160km southwest of Prince George and 450 kilometres northeast of Vancouver. The Phase 1 first gold and silver pour at Blackwater was achieved in January 2025 and commercial production at Blackwater was declared on May 1, 2025.
Artemis Gold is focused on the safe, reliable operation of the Blackwater Gold Mine with its current Phase 1, 6 Mtpa processing capacity, while advancing a disciplined, staged development strategy through Phase 1A and EP2 as further described under “General Development of the Business”.
Employees
As at December 31, 2025, Artemis Gold and BW Gold had 581 employees.
Environmental Protection
The mining industry is subject to environmental regulations pursuant to applicable legislation. Such legislation provides for restrictions and prohibitions on release or emission of various substances produced in association with certain mining industry operations, in addition to environmental monitoring, reporting, and reclamation.
Social or Environmental Policies
Artemis Gold’s mission is to create and grow sustainable value by applying leading, technically excellent and differentiated approached to developing and managing mining assets, and unlocking their unrealized potential, while being firmly committed to protecting the health, safety and wellbeing of Artemis Gold’s employees, the environmental and the communities in which it works. As part of this mission, Artemis Gold has adopted a corporate Environmental Social Governance (“ESG”) policy (the “ESG Policy”), the full text of which may be viewed on Artemis Gold’s website.
The Artemis Board is responsible for overseeing, monitoring and reviewing material business risks and considering such risks in the context of decision making. A Health, Safety, Environment and Social Performance Board Committee (the “HSES Committee”) was established in 2021 to specifically oversee work related to the ESG Policy and ensure Artemis Gold can achieve its ESG goals. The HSES Committee, along with the Artemis Board, will review the ESG Policy annually and will make any changes required as Artemis Gold progresses with its business strategy and activities. The HSES Committee will review and assess Artemis Gold’s ESG performance and key risks and opportunities to ensure the ESG Policy’s effectiveness.
Artemis Gold maintains a written Code of Conduct (the “Code”), compliance with which is mandatory for all directors, officers and employees, and consultants of Artemis Gold, and the full text of which may be viewed on Artemis Gold’s website. Included within the Code are, among others, requirements that all such Artemis Gold personnel conduct Artemis Gold’s business and affairs honestly and with integrity, using high ethical standards; comply with the laws of each jurisdiction in which Artemis Gold does business; not tolerate discrimination, intimidation or harassment on the basis of race, colour, age, gender, sexual orientation, marital status, physical or mental disability, national or ethnic origin or religious beliefs; ensure a work environment which is respectful of their dignity, rights, needs and individual differences; as well as conduct Artemis Gold’s operations using environmental best practices with a goal to protecting human health, minimizing impact on the ecosystem and returning exploration and mining sites to a high environmental standard.

Artemis Gold recognizes the benefits of inclusion and diversity in its broadest sense and considers inclusion and diversity at the Artemis Board level to be an essential element of Artemis Board effectiveness. A diverse Artemis Board is one that possesses a balance of skills, experience, expertise and a diversity of perspectives that are relevant to Artemis Gold’s business, its strategic objectives and risk oversight. The Artemis Board Diversity Policy (the “Diversity Policy”) sets forth the approach to diversity on the Artemis Board. Artemis Gold is committed to building and sustaining the Artemis Board comprised of talented, dedicated and diverse directors that is inclusive of individuals regardless of gender, race, national and ethnic origin, colour, religion, age, sexual orientation, marital and family status and physical or mental disabilities. Artemis Gold views inclusion and diversity on the Artemis Board as leading to a better understanding of opportunities, issues and risks; enabling stronger decision-making; and ultimately improving our performance and ability to provide strategic oversight and maximize shareholder value. While all director appointments are based on merit to complement and expand on the skills, experience and expertise of the Artemis Board as a whole, the Artemis Board also seeks to achieve a mix of members who represent a broad diversity of backgrounds and perspectives. The Artemis Board’s Nominating and Corporate Governance Committee (the “NCGC”) may from time to time consider adopting measurable objectives for achieving diversity on the Artemis Board, including gender and minority diversity, and recommend such objectives to the Artemis Board for adoption. When selecting and presenting candidates to the Artemis Board for appointment, the NCGC considers not only the skills, experience and expertise of a candidate, but also, geography, age, gender, and ethnicity and aboriginal status. Any search firm engaged to assist the Artemis Board or a committee of the Artemis Board in identifying candidates for appointment to the Artemis Board will be specifically directed to include diverse candidates generally, and multiple female candidates in particular. The NCGC will review and monitor the implementation of Artemis Gold’s Diversity Policy on an annual basis to ensure its effectiveness and will report the results of its review to the Artemis Board. As part of its review, the NCGC may recommend revisions to the Diversity Policy to the Artemis Board for its approval.
Cycles
Artemis Gold’s mine development, operations and exploration activities may be subject to seasonality due to adverse weather conditions including, without limitation, wildfires, inclement weather, frozen ground and restricted access due to freshet conditions, snow, ice or other weather-related factors. The Blackwater Mine operates a carbon-in-leach (“CIL”) process which relies on supply of process water, fresh water, and reclaim water. Inclement weather from time to time impacts the availability of water. In addition, the mining and mineral exploration business is subject to global economic cycles affecting, among other things, raw material costs, supply chain issues and the marketability and price of gold and silver products in the global marketplace. See “Risk Factors — Environmental Risks and Hazards” and “Risk Factors — Climate Change”.
Specialized Skill and Knowledge
Various aspects of Artemis Gold’s business require specialized skills and knowledge. Such skills and knowledge include, but are not limited to, the areas of exploration and development, geology, drilling, permitting, metallurgy, mining operations, logistical planning, and accommodation and implementation of exploration programs, as well as legal compliance, finance and accounting. Artemis Gold expects to rely upon various legal and financial advisors, consultants and others in the operation and management of its business, including consultants holding exploration and development expertise. See “Risk Factors — Dependence on Key Individuals”.
Competitive Conditions
The gold development, mining and exploration business is competitive. Artemis Gold competes with numerous other companies and individuals that have resources in excess of that of Artemis Gold, in the search for and the acquisition of mineral properties. The ability of Artemis Gold to acquire mineral properties in the future will depend not only on its ability to develop its present properties, but also on its ability to select and acquire suitable prospects for development or mineral exploration.
Risk Factors
The business and operations of Artemis Gold are speculative due to the high-risk nature of its business, which is the development, operation and exploration of mineral properties. The risks listed below are not the only risks and uncertainties that Artemis Gold faces. Additional risks and uncertainties not presently known to Artemis Gold or that Artemis Gold currently considers immaterial may also materially impair its business. These risk factors could materially affect Artemis Gold’s business, financial condition and future operating results and could cause actual events to differ materially from those described in forward-looking statements relating to Artemis Gold.
If any of the following risks occur, Artemis Gold’s business, financial condition and operating results could be materially adversely affected.
Risks Related to the Business of Artemis Gold
The Development, Operation and Exploration of Artemis Gold’s Properties are Subject to All of the Risks Associated with Establishing New Mining Operations
Artemis Gold faces customary risks associated with the operation of the Blackwater Mine. This includes without limitation, mining and production activities, recruitment of the necessary personnel, initiation of contracts for logistical suppliers and equipment, and any inclement weather conditions.
Reaching full-scale operations at Artemis Gold’s mineral properties requires the completion of construction, commissioning and ramp-up of Phase 1A and EP2 operations as well as the completion of construction of subsequent phases of processing plants and related infrastructure. As a result, we are and will continue to be subject to all of the risks associated with establishing new mining operations, including:
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the timing and cost, which can be considerable, of mining and subsequent phases of construction of processing facilities;

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the availability and cost of skilled labour, mining equipment and principal supplies needed for operations;

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the availability and cost of appropriate smelting and refining arrangements;

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the need to obtain and maintain necessary environmental and other governmental approvals and permits;

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the sufficiency of available funds to complete the remaining construction and support the transition to operations;

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potential opposition from non-governmental organizations, Indigenous Groups, environmental groups, local groups or other stakeholders which may delay or prevent the transition to production activities; and

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volatility in construction and operating costs due to changes in the cost of labour, fuel, power, materials and supplies.

The costs, timing and complexities of completing construction of, commissioning and ramping-up of Phase 1A and EP2 operations and completing construction and transitioning to operations of subsequent phases may be greater than anticipated due to unforeseen commissioning challenges, operational requirements, or delays in equipment availability and performance testing. Capital cost estimates for subsequent phases may increase due to unforeseen circumstances that may be encountered. It is common in new mining operations to experience unexpected costs, problems and delays during the commissioning and ramp-up phase. Accordingly, we cannot provide assurance that we would be able to sustain profitable mining operations at Artemis Gold’s mineral properties.
No Assurance Artemis Gold will Achieve its Objectives for the Phase 1A and EP2 Expansions at the Blackwater Mine
Artemis Gold’s growth strategy depends largely on completing the Phase 1A and EP2 expansions at the Blackwater Mine. Artemis Gold’s expectations for the timing, cost and production results of these expansions rest on estimates and assumptions that may prove inaccurate. These include, but are not limited to, capital and operating costs, construction and commissioning schedules, the availability of labour, equipment and power, permits, gold prices and operating cash flow. Delays, cost overruns, commissioning difficulties or lower than expected throughput, grades or recoveries, among other factors, could reduce or delay expected production growth, necessitate additional financing or otherwise adversely affect Artemis Gold’s financial condition and the trading price of the Artemis Shares. There can be no assurance that Phase 1A or EP2 will be completed as expected or at all, or that the Blackwater Mine will achieve the expected production levels or costs.
Fluctuations in precious metal prices
The estimates and valuations of Artemis Gold’s potential future revenues depend in part on the market prices for gold and silver. Precious metal prices fluctuate widely and are affected by numerous factors beyond Artemis Gold’s control including central bank lending, sales and purchases of gold, producer hedging activities, expectations of inflation, the level of demand for gold and silver as an investment, speculative trading, the relative exchange rate of the U.S. dollar with other major currencies, interest rates, global and regional demand, political and economic conditions and uncertainties, industrial and jewelry demand, production costs in major gold and silver producing regions and worldwide production levels. The aggregate effect of these factors is impossible to predict with accuracy.
Hedge Contracts and Related Risks
Artemis Gold previously entered into gold forward sales contracts, as required under the terms of Artemis Gold’s previous project loan facilities, for 190,000 ounces of gold at a weighted average price of $2,820 per ounce (the “Mandatory Hedge Program”). The remaining contracts mature as follows:
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During the 3 months ending December 31, 2026 – 12,158 ounces

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During the 12 months ending December 31, 2027 – 63,307 ounces

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During the 12 months ending December 31, 2028 – 35,535 ounces

The majority of Artemis Gold’s gold sales are ordinarily made in the spot market, with gold sold at prevailing market prices and proceeds received in full upon settlement.
In addition, Artemis Gold has purchased gold put options to mitigate downside gold price risk during the Phase 1A and EP2 construction periods. These options have strike prices ranging from C$5,300 to C$5,500 per ounce. The strategy provides downside price protection at the applicable strike prices while preserving unlimited upside exposure to increases in the gold price.
If the prevailing gold price exceeds the applicable strike price at expiry, the options will expire unexercised, allowing Artemis Gold to realize the benefit of higher market prices. Conversely, if the gold price falls below the applicable strike price, the options provide Artemis Gold with the ability to effectively secure the strike price on the covered ounces, regardless of the extent of the decline in the market price.
As of the date of this Circular, Artemis Gold currently has [     ] ounces of gold protected under this strategy through September 2027, providing price certainty on a portion of its anticipated production while preserving upside participation.
Additionally, while the Mandatory Hedging Program is designed to mitigate price volatility, Artemis Gold faces the risk that it may not be able to fulfill its obligations under these hedge contracts in the event of disruptions to production. Such disruptions could arise from operational issues, ramp-up delays, or unforeseen circumstances at Blackwater. Should production not meet expectations, there is a risk that Artemis Gold may be unable to deliver the required quantities of gold into these contracts, potentially resulting in financial penalties or the need to purchase gold at higher spot prices to fulfill the obligations.
Artemis Gold may be unable to satisfy Artemis Gold’s commitments under the Gold Stream Agreement and Silver Stream Agreement and failure to do so may have a material and adverse effect on Artemis Gold
Artemis Gold’s ability to make deliveries under the gold stream agreement (the “Gold Stream Agreement”) with the streaming company and the Silver Stream Agreement is dependent on Artemis Gold’s ability to successfully achieve steady-state production at the Blackwater Mine, as well as Artemis Gold’s financial condition and operating performance, which are subject to prevailing economic and competitive conditions and to certain financial, business, legislative, regulatory and other factors beyond our control.

If Artemis Gold’s cash flows and capital resources are insufficient, Artemis Gold could face substantial liquidity problems and could be forced to reduce or delay investment and capital expenditures or to dispose of material assets or operations or seek additional debt or equity capital. Artemis Gold may not be able to effect any such alternative measures on commercially reasonable terms or at all and, even if successful, those alternatives may not allow Artemis Gold to meet its delivery obligations under the Gold Stream Agreement and Silver Stream Agreement. Failure to otherwise fulfill our commitments under these agreements could result in adverse impacts on Artemis Gold’s business.
If metal prices improve over time, Artemis Gold may not realize the full benefit of such metal price increases as the proceeds receivable under the Gold Stream Agreement and Silver Stream Agreement are only a portion of the prevailing market price.
The Gold Stream Agreement and Silver Stream Agreement contain restrictive covenants that may limit Artemis Gold’s ability to operate its business.
The restrictive covenants contained in the Gold Stream Agreement and Silver Stream Agreement could have adverse consequences on Artemis Gold’s business, including: limiting Artemis Gold’s ability to obtain additional financing for working capital, capital expenditures, exploration and development, debt service requirements, acquisitions and general corporate or other purposes; restricting Artemis Gold’s flexibility and discretion to operate its business; limiting Artemis Gold’s ability to adjust to changing market conditions; making Artemis Gold vulnerable in a downturn in general economic conditions; and making Artemis Gold unable to make expenditures that are important to its growth and strategies. The restrictive covenants contained in the Gold Stream Agreement and Silver Stream Agreement may limit Artemis Gold’s operating flexibility and could prevent it from taking advantage of business opportunities. Artemis Gold’s failure to comply with these covenants may result in an event of default. If such event of default is not cured or waived, Artemis Gold may suffer adverse effects on its operations, business or financial condition.
Actual Capital Costs, Operating Costs and Expenditures, Production Schedules and Economic Returns may Differ Significantly from those Artemis Gold has Anticipated
Artemis Gold’s expected capital costs, operating costs and expenditures, production schedules, economic returns and other projections for the Blackwater Mine which are contained in the Expansion Study, and in Artemis Gold’s public disclosure with respect to Phase 1A and EP2, are based on assumed or estimated future metals prices, cut-off grades, operating costs, capital costs and expenditures and other factors that each may prove to be inaccurate. Therefore, the Expansion Study may prove to be unreliable if the assumptions or estimates do not reflect actual facts and events. For example, significant declines in market prices for precious metals or extended periods of inflation would have an adverse effect on the economic projections set forth in the Expansion Study. Any material reductions in estimates of mineralization or increases in capital costs and expenditures, or in Artemis Gold’s ability to maintain a projected budget or renew a particular mining permit, could also have a material adverse effect on projected production schedules and economic returns, as well as on Artemis Gold’s overall results of operations or financial condition. There is also a risk that rising costs for labour and material could have an adverse impact on forecasted construction costs and that shortages of labour and material could have a negative impact on any mine development schedule. An increase in any of these costs, or a lack of availability of commodities and goods, may have an adverse impact on Artemis Gold’s financial condition and results of operations. Artemis Gold may be required to seek additional debt or equity capital in order to fund the capital costs of Phase 1A, EP2 and other development and expansion activities of the Blackwater Mine and Artemis Gold may not be able to access capital on commercially reasonable terms or at all and, even if successful, Artemis Gold may not be able to raise enough capital to allow it to fully fund the capital costs required to complete Phase 1A and EP2 and maintain production at Blackwater.
There is Uncertainty Relating to Production Estimates
Artemis Gold has prepared estimates of future production and future production costs for Blackwater. No assurance can be given that production estimates will be achieved. These production estimates are based on, among other things: the accuracy of reserve estimates; the accuracy of assumptions; metallurgical characteristics; and the accuracy of estimated rates and costs of mining, processing and recoveries. Actual production may vary from estimates for a variety of reasons, including, among other things: delays in achieving nameplate capacity due to equipment performance or workforce availability; actual ore mined varying from estimates of grade, tonnage, dilution, metallurgical and other characteristics; short-term operating factors relating to the ore reserves, such as the need for sequential development of ore bodies and the processing of new or different ore grades; risk and hazards associated with mining; natural phenomena, such as inclement weather conditions, underground floods, earthquakes, pit wall failures and cave-ins; and unexpected labour shortages or strikes. Failure to achieve production estimates or reach steady operations within the expected timeframe could have an adverse impact on Artemis Gold’s future cash flows, earnings, results of operations and financial condition.
Mineral Resource and Reserve Calculations are Only Estimates
Any figures presented for mineral resources in this Circular, any figures for mineral resources which may be presented in the future or any figures for mineral reserves that may be presented by Artemis Gold in the future are and will only be estimates. There is a degree of uncertainty attributable to the calculation of mineral reserves and mineral resources. Until mineral reserve estimates or mineral resource estimates are actually mined and processed, the quantity of metal and grades must be considered as estimates only and no assurances can be given that the indicated levels of metals will be produced. In making determinations about whether to advance any of Artemis Gold’s projects to development, Artemis Gold must rely upon estimated calculations as to the mineral resources and grades of mineralization on its properties.
The estimating of mineral reserves and mineral resources is a subjective process that relies on the judgment of the persons preparing the estimates. The process relies on the quantity and quality of available data and is based on knowledge, mining experience, analysis of drilling results and industry practices. Valid estimates made at a given time may significantly change when new information becomes available. By their nature, mineral resource estimates are imprecise and depend, to a certain extent, upon analysis of drilling results and statistical inferences that may ultimately prove to be inaccurate. Estimated mineral reserves or mineral resources may have to be recalculated based on changes in mineral prices, further exploration or development activity or actual production experience. This could materially and adversely affect estimates of the volume or grade of mineralization, estimated recovery rates or other important factors that influence mineral reserve or resource estimates. The extent to which resources may ultimately be reclassified as proven or probable mineral reserves is dependent upon the demonstration of their profitable recovery. Any material changes in mineral resource estimates and grades of mineralization will affect the economic viability of placing a property into production and a property’s return on capital. Artemis Gold cannot provide assurance that mineralization can be mined or processed profitably.
Artemis Gold’s mineral resource estimates have been determined and valued based on assumed future metal prices, cut-off grades, operating costs and other assumptions that may prove to be inaccurate. Extended declines in market prices for gold and silver may render portions of Artemis Gold’s mineralization uneconomic and result in reduced reported mineral resources, which in turn could have a material adverse effect on Artemis Gold’s results of operations or financial condition. Artemis Gold cannot provide assurance that mineral recovery rates achieved in small scale tests will be duplicated in large scale tests under on-site conditions or in production scale. A reduction in any resources that may be estimated by Artemis Gold in the future could have an adverse impact on Artemis Gold’s future cash flows, earnings, results of operations and financial condition.
No assurances can be given that any mineral resource estimates for the Blackwater Gold Mine will ultimately be reclassified as proven or probable mineral reserves. The failure to establish proven and probable mineral reserves could restrict our ability to successfully implement our strategies for long-term growth and may impact future cash flows, earnings, results of operation and financial condition.
Uncertainty Exists Related to Mineral Resources
There is a risk that inferred mineral resources referred to in this Circular cannot be converted into measured or indicated mineral resources as there may be limited ability to assess geological continuity. In addition, there is no assurance that any mineral resources will, as a result of continued exploration, be determined to have sufficient geological continuity so as to be upgraded to constitute proven and probable mineral reserves.

Depletion of Mineral Reserves
Given that mines have limited lives based on proven and probable mineral reserves, Artemis Gold must continually replace and expand its mineral resources and mineral reserves at the Blackwater Mine and discover, develop or acquire mineral reserves for production.
Artemis Gold’s ability to maintain or increase its annual production of gold will depend in significant part on Artemis Gold’s ability to expand mineral reserves or develop or acquire new mineral reserves and mineral resources. Exploration is inherently speculative, is frequently unsuccessful and involves many risks. There is a risk that depletion of reserves will not be offset by discoveries or acquisitions.
If negative operating cash flow persists, we may need to utilize cash reserves or raise additional capital through equity or debt financing. However, there can be no assurance that such financing will be available when needed or on favorable terms.
Risk of Unknown Pollution
Exploration and mining operations incur risks of releases to soil, surface water and groundwater of metals, chemicals, fuels, liquids having acidic properties and other contaminants. In recent years, regulatory requirements and improved technology have significantly reduced those risks. However, those risks have not been eliminated, and the risk of environmental contamination from present and past exploration or mining activities exists for mining companies. Companies may be liable for environmental contamination and natural resource damages relating to properties that they currently own or operate or at which environmental contamination occurred while or before they owned or operated the properties. No assurance can be given that potential liabilities for such contamination or damages caused by past activities at Artemis Gold’s mineral properties do not exist.
Artemis Gold Indemnity Risk
At the time of incorporation, Artemis Gold was a wholly-owned subsidiary of Atlantic Gold Corporation (“Atlantic”), a Canadian based gold producer with its common shares listed on the TSXV at the time.
On May 14, 2019, Atlantic announced that it had entered into an arrangement agreement with St Barbara Limited (“St Barbara”) pursuant to which St Barbara would acquire all of the issued and outstanding shares of Atlantic (the “Atlantic Arrangement”). As part of the Atlantic Arrangement, Atlantic distributed all of the Artemis Shares to the shareholders of Atlantic. The Atlantic Arrangement closed on July 19, 2019.
Pursuant to the Atlantic Arrangement, Artemis Gold has indemnified St Barbara and Atlantic, and their respective directors, officers, employees and agents, from certain claims and losses, including claims and losses relating to taxes.
Any liability related to taxes cannot be determined for certain at this time because Atlantic’s tax liability will depend on factors including, but not limited to, deductions or credits available to Atlantic such as loss carry forwards in the taxation year of Atlantic that includes the distribution of Artemis Shares. A successful indemnification claim against Artemis Gold could have a material adverse effect on Artemis Gold.
Acquisitions and Joint Ventures
From time to time Artemis Gold may evaluate opportunities to acquire or enter into a joint venture in respect of mining assets and businesses. These acquisitions and joint ventures may be significant in size, such as the acquisition of Blackwater from New Gold, may change the scale of Artemis Gold’s business and may expose it to new geographic, political, operating, financial and geological risks. Artemis Gold’s success in its acquisition and joint venture activities will depend on its ability to identify suitable acquisition and joint venture candidates and partners, acquire or enter into a joint venture with them on acceptable terms and integrate their operations successfully with those of Artemis Gold. Any acquisitions or joint ventures would be accompanied by risks, such as the difficulty of assimilating the operations and personnel of any acquired companies; the potential disruption of Artemis Gold’s ongoing business; the inability of management to maximize the financial and strategic position of Artemis Gold through the successful incorporation of acquired assets and businesses or joint ventures; additional expenses associated with amortization of acquired intangible assets; the maintenance of uniform standards, controls, procedures and policies; the impairment of relationships with employees, customers and contractors as a result of any integration of new management personnel; dilution of Artemis Gold’s present shareholders or of its interests in its subsidiaries or assets as a result of the issuance of shares to pay for acquisitions or the decision to grant earning or other interests to a joint venture partner; and the potential unknown liabilities associated with acquired assets and businesses. There can be no assurance that Artemis Gold would be successful in overcoming these risks or any other problems encountered in connection with such acquisitions or joint ventures. There may be no right for shareholders to evaluate the merits or risks of any future acquisition or joint venture undertaken except as required by applicable laws and regulations.
Health Crises
Artemis Gold’s business, operations and financial condition could be materially and adversely affected by the outbreak of epidemics or pandemics or other health crises, including any recurrence of coronaviruses (which, for the purposes of this Circular, includes any variants thereof, where applicable). Such public health crises can result in volatility and disruptions in the supply and demand for minerals, global supply chains and financial markets, as well as declining trade and market sentiment and reduced mobility of people, all of which could affect commodity prices, interest rates, credit ratings, credit risk, share prices and inflation. The risks to Artemis Gold of such public health crises also include risks to employee health and safety, additional slowdowns or temporary suspensions of operations in geographic locations impacted by an outbreak, increased labour, transportation and fuel costs, regulatory changes, political or economic instabilities or civil unrest.
Social and Environmental Activism
There is an increasing level of public concern relating to the effects of mining on the natural landscape, in communities and on the environment. Certain non-governmental organizations, public interest groups and reporting organizations (“NGOs”) who oppose resource development can be vocal critics of the mining industry. In addition, there have been many instances in which local community groups have opposed resource extraction activities, which have resulted in disruption and delays to the relevant operation. While Artemis Gold seeks to operate in a socially responsible manner and believes it has good relationships with stakeholders in the regions in which it operates, NGOs or local community organizations could direct adverse publicity against and/or disrupt the operations of Artemis Gold in respect of one or more of its properties, regardless of its successful compliance with social and environmental best practices, due to political factors, activities of unrelated third parties on lands in which Artemis Gold has an interest or Artemis Gold’s operations specifically. Any such actions and the resulting media coverage could have an adverse effect on the reputation and financial condition of Artemis Gold or its relationships with the communities in which it operates, which could have a material adverse effect on Artemis Gold’s business, financial condition, results of operations, cash flows or prospects.
Indigenous Groups Land Claims
Certain of Artemis Gold’s mineral properties may now or in the future be the subject of Indigenous Groups land claims. The legal nature of Indigenous Groups land claims is a matter of considerable complexity. The impact of any such claim on Artemis Gold’s interest in its mineral properties cannot be predicted with any degree of certainty and no assurance can be given that a broad recognition of Indigenous Groups rights in the areas in which Artemis Gold’s mineral properties are located, by way of negotiated settlements or judicial pronouncements, would not have an adverse effect on Artemis Gold’s activities. In addition, there is no assurance that Artemis Gold will be able to maintain practical working relationships with Indigenous Groups which would allow it to ultimately develop Artemis Gold’s mineral properties.
Factors Beyond the Control of Artemis Gold
The potential profitability of mineral properties is dependent upon many factors beyond Artemis Gold’s control. For instance, prices of and markets for minerals are unpredictable, highly volatile, potentially subject to governmental fixing, pegging and/or controls and respond to changes in domestic, international, political, social and economic environments. Another factor is that rates of recovery of minerals from mined ore

(assuming that such mineral deposits are known to exist) may vary from the rate experienced in tests and a reduction in the recovery rate will adversely affect profitability and, possibly, the economic viability of a property. Profitability also depends on the costs of operations, including costs of labour, equipment, electricity, environmental compliance or other production inputs. Such costs will fluctuate in ways Artemis Gold cannot predict and are beyond Artemis Gold’s control, and such fluctuations will impact on profitability and may eliminate profitability altogether. Additionally, due to worldwide economic uncertainty, the availability and cost of funds for development and other costs have become increasingly difficult to project. These changes and events may materially affect the financial performance of Artemis Gold.
The mining industry is intensely competitive and there is no assurance that, even if commercial quantities of a mineral resource are discovered, a profitable market will exist for the sale of the same. There can be no assurance that metal prices will be such that Artemis Gold’s properties can be mined at a profit. Factors beyond the control of Artemis Gold may affect the marketability of any minerals discovered. The supply of, and demand for, Artemis Gold’s principal products and exploration targets, gold, is affected by various factors, including political events, global or regional consumption patterns, speculative activities, expectations for inflation, economic conditions and production costs. We cannot predict the effect of these factors on gold prices. The price of gold, silver and other metals has fluctuated widely in recent years. Future price declines could cause commercial operations to be impracticable, thereby having a material adverse effect on Artemis Gold’s business, financial condition and result of operations. Moreover, the ability of Artemis Gold to fund its activities and the valuation of investor companies will depend significantly upon the market price of precious and other metals. The effect of these factors, individually or in the aggregate, is impossible to predict with accuracy.
Future production, if any, from our mining properties is dependent on gold prices that are adequate to make these properties economic. A sustained period of declining gold and other metal prices would adversely affect our financial performance, financial position, results of operations and trading value of our securities.
Artemis Gold’s Ongoing Operations Will Require Access to Adequate Infrastructure
Mining, processing, development and exploration activities depend, to one degree or another, on adequate infrastructure. Reliable roads, bridges, power sources and water supply are important determinants which affect capital and operating costs. Unusual or infrequent weather phenomena, terrorism, sabotage, government or other interference in the maintenance or provision of such infrastructure could adversely affect Artemis Gold’s operations, financial condition and results of operations.
Regulatory Requirements
The current or future operations of Artemis Gold, including development activities and possible changes in scale of production on its properties, requires obtaining and maintaining permits from various federal and local governmental authorities, and such operations are and will be governed by laws and regulations governing prospecting, development, mining, production, taxes, labour standards, occupational health, waste disposal, toxic substances, land use, environmental protection, mine safety and other matters. Companies engaged in the development and operation of mines and related facilities may experience increased costs and delays in production and other schedules as a result of the need to comply with the applicable laws, regulations and permits. There can be no assurance that any additional permits which Artemis Gold may require for the development, construction of mining facilities and conduct of mining operations will be obtainable on reasonable terms or that such laws and regulations would not have an adverse effect on any mining project which Artemis Gold might undertake.
Failure to comply with applicable laws, regulations and permitting requirements may result in enforcement actions including orders issued by regulatory or judicial authorities causing operations to cease or be curtailed, and may include corrective measures requiring capital expenditures, installation of additional equipment or remedial actions. Parties engaged in mining operations may be required to compensate those suffering loss or damage by reason of the mining activities and may have civil or criminal fines or penalties imposed upon them for violation of applicable laws or regulations.
Amendments or changes to current laws, regulations, government policies and permits governing operations and activities of mining companies, or more stringent implementation thereof, could have a material adverse impact on Artemis Gold and cause increases in costs or require abandonment or delays in the development of new mining properties.
Insurance
Artemis Gold’s business is capital intensive and subject to a number of risks and hazards, including environmental pollution, accidents or spills, industrial and transportation accidents, labour disputes, changes in the regulatory environment, natural phenomena (such as inclement weather conditions, climate change, earthquakes, pit wall failures and cave-ins) and encountering unusual or unexpected geological conditions. Many of the foregoing risks and hazards could result in damage to, or destruction of, Artemis Gold’s mineral properties or future processing facilities, personal injury or death, environmental damage, delays in or interruption of or cessation of their operations, exploration or development activities, delay in or inability to receive necessary regulatory approvals, or costs, monetary losses and potential legal liability and adverse governmental action. Artemis Gold may be subject to liability or sustain loss for certain risks and hazards which are not or cannot be insured or which Artemis Gold may reasonably elect not to insure because of the cost. This lack of insurance coverage could result in material economic harm to Artemis Gold.
Internal Controls Over Financial Reporting
Internal controls over financial reporting are procedures designed to provide reasonable assurance that transactions are properly authorized, assets are safeguarded against unauthorized or improper use, and transactions are properly recorded and reported. A control system, no matter how well designed and operated, can provide only reasonable, and not absolute, assurance with respect to the reliability of financial reporting and financial statement preparation.
Changes to policies, laws and regulations affecting cross-border trade and transactions, including the imposition of tariff regimes and other measures, could adversely impact our business, financial condition and results of operations
There continues to be discussion and dialogue involving the United States, Canada and other countries’ governments regarding potential changes to legislation, regulations, tariffs, administrative measures, and policies that affect cross-border trade and transactions, including the potential imposition of retaliatory tariffs and other measures by such countries. The timing and implementation of such tariffs and other measures is uncertain. To the extent these changes have a negative impact on us or on the markets in which we operate, our results of operations and financial condition could be materially and adversely impacted.
Current Global Financial Condition
Artemis Gold may be required to raise additional funds in the future for the development of its projects and other activities through the issuance of additional equity, debt or a combination thereof. Current financial and economic conditions globally have been subject to increased uncertainties, including as a result of the potential imposition of tariff regimes. Access to financing has been negatively affected in some instances by these economic uncertainties. These factors, as volatile as they are, may affect the ability of Artemis Gold to obtain equity and/or debt financing in the future and, if obtained, influence the terms available to Artemis Gold. If these increased levels of volatility and market turmoil continue, Artemis Gold may not be able to secure appropriate debt or equity financing. If additional capital is raised by the issuance of shares from the treasury of Artemis Gold, shareholders may suffer dilution. Future borrowings by Artemis Gold may increase the level of financial and interest rate risk to Artemis Gold as Artemis Gold will be required to service future indebtedness.
Interest Rates May Increase and May Adversely Affect Artemis Gold’s Growth and Profitability
Globally, central banks have implemented increases to the interest rates charged to commercial banks to combat inflationary pressures. Further increases in interest rates could result in a significant increase in future borrowing costs, potentially resulting in reduced cash flows and amounts available to fund Artemis Gold’s activities, and could negatively impact the market price of Artemis Gold’s shares and/or the price of gold and other metals, which could have a material adverse effect on Artemis Gold’s operations and/or financial condition.

Environmental Risks and Hazards
All phases of Artemis Gold’s operations are subject to environmental regulation in the jurisdictions in which it operates. These regulations mandate, among other things, the maintenance of air and water quality standards and land reclamation. They also set forth limitations on the handling, transportation, storage and disposal of solid and hazardous waste. Environmental legislation is evolving in a manner which will require stricter standards and enforcement, increased fines and penalties for non-compliance, more stringent environmental assessments of proposed projects and a heightened degree of responsibility for companies and their officers, directors and employees. There is no assurance that future changes in environmental regulation, if any, will not adversely affect Artemis Gold’s operations. Environmental hazards may exist on the properties which are unknown to Artemis Gold at present and which have been caused by previous or existing owners or operators of the properties. Reclamation costs are uncertain and planned expenditures estimated by management may differ from the actual expenditures required.
Artemis Gold may not currently be insured against all potential environmental liabilities. However, Artemis Gold believes it has adequate insurance coverage for its size and stage of development for certain potential environmental exposures. Artemis Gold will periodically evaluate the cost and coverage of the insurance against certain environmental risks that is available to determine if it would be appropriate to obtain such insurance as Artemis Gold continues to develop. However, there is a risk that insurance against certain environmental risks (including potential liability for pollution and other hazards as a result of the disposal of waste products occurring from exploration and production) may not be available to companies within the industry due to market conditions or other reasons, at that time.
Without such insurance, and if Artemis Gold becomes subject to environmental liabilities, the payment of such liabilities could reduce or eliminate its available funds or could exceed the funds Artemis Gold has to pay such liabilities and result in bankruptcy. Should Artemis Gold be unable to fund fully the remedial cost of an environmental problem, Artemis Gold might be required to enter into interim compliance measures pending completion of the required remedy.
Climate Change
Artemis Gold may increasingly become subject to climate change legislation and treaties at the international, national, state/province and local levels. Regulation relating to emission levels (such as carbon taxes or cap and trade schemes) and energy efficiency is becoming more stringent. This may result in increased cost of compliance with such regulations, as well as an increase in the estimated input costs associated with future operations.
Severe weather, natural disasters, and other climatic phenomena either due to normal variances in weather patterns or due to global climate change such as floods, earthquakes, forest fires or drought pose a material risk to Artemis Gold. These risks include, but are not limited to, the dependence upon access to volumes of water that are necessary to operate our planned mine and processing facility, interference with our transportation and supply chain network which may impair our ability to deliver supplies and thereby disrupt planned development, interference with safe and uninterrupted access to regional infrastructure as well as damage to our property or equipment.
The province of British Columbia also currently depends on hydroelectric power which in turn, relies on minimum availability of water in order to generate electricity. In the event of prolonged and severe drought, this may impact the utility provider’s ability and input costs to supply sufficient levels of electricity.
Such events could have other adverse effects on Artemis Gold’s workforce and on the communities surrounding Artemis Gold’s mine sites, such as an increased risk of food insecurity, water scarcity and prevalence of disease. In addition, Artemis Gold is at risk of reputational damage if key external stakeholders perceive that it is not adequately responding to or reporting on the threat of climate change.
Regional Orders and Alerts
Even though Blackwater may not be directly impacted by natural disasters (including forest fires), it may from time to time become subject to regional evacuation alerts or evacuation orders issued by regional and provincial authorities. Compliance with such regional orders or alerts may interrupt Artemis Gold’s activities and may negatively impact Artemis Gold’s achievement of estimated development or operational results or timelines.
Litigation Risk
All industries, including the mining industry, are subject to legal claims, with and without merit. Defense and settlement costs can be substantial, even with respect to claims that have no merit. Due to the inherent uncertainty of the litigation and dispute resolution process, the litigation process could take away from management time and efforts and the resolution of any particular legal proceeding to which Artemis Gold is or may become subject could have a material adverse effect on Artemis Gold’s business, financial position, or results of operations.
Costs of Land Reclamation Risk
It is difficult to determine the exact amounts which may be required to complete any land reclamation activities in connection with the properties in which Artemis Gold holds an interest. Reclamation bonds and other forms of financial assurance represent only a portion of the total amount of money that will be spent on reclamation activities over the life of a mine. Accordingly, it may be necessary to revise planned expenditures and operating plans in order to fund reclamation activities. Such costs may have a material adverse impact upon the financial condition and results of the operations of Artemis Gold.
No Assurance of Title to Property
There may be challenges to title to the mineral properties in which Artemis Gold holds an interest. If there are title defects with respect to any properties, Artemis Gold might be required to compensate other persons or perhaps reduce its interest in the affected property. Also, in any such case, the investigation and resolution of title issues would divert management’s time from ongoing exploration and development programs.
Dependence on Key Individuals
Artemis Gold is dependent on a relatively small number of key personnel, particularly Dale Andres (CEO and Director), Jeremy Langford (President), Candice Alderson (Chief ESG Officer), Erik Marchand (CFO and Corporate Secretary) and Tony Scott (Chief Business Development Officer), the loss of any one of whom could have an adverse effect on Artemis Gold. At this time, Artemis Gold does not maintain key-person insurance on the lives of any of its key personnel. In addition, while certain of Artemis Gold’s officers and directors have experience in the exploration of mineral producing properties, Artemis Gold will remain highly dependent upon other members of management, contractors and third parties in the performance of its exploration and development activities. There can be no guarantee that such members of management will be retained or that contractors and third parties will be available to carry out such activities on behalf of Artemis Gold or be available upon commercially acceptable terms.
Risk of Amendments to Laws
Amendments to current laws, regulations and permits governing operations and activities of mining companies, or more stringent implementation thereof, could have a material adverse impact on Artemis Gold and cause increases in capital expenditures or production costs or reduction in levels of production at producing properties or require abandonment or delays in development of new mining properties.
Conflicts of Interest
Some of the directors and officers of Artemis Gold are directors and officers of other companies, some of which are in the same business as Artemis Gold. Some of Artemis Gold’s directors and officers will continue to pursue the acquisition, exploration and, if warranted, the development of mineral resource properties on their own behalf and on behalf of other companies, and situations may arise where they will be in direct competition with Artemis Gold. Artemis Gold’s directors and officers are required by law to act in the best interests of Artemis Gold. They may have the same obligations to the other companies in respect of which they act as directors and officers. Discharge of their obligations to Artemis Gold may result in a breach of their obligations to the other companies and, in certain circumstances, this could expose Artemis Gold to liability to those companies. Similarly, discharge by the directors and officers of their obligations to the other companies could result in a breach of their obligation to act in the best interests of Artemis Gold. Such conflicting legal obligations may expose Artemis Gold to liability to others and impair its ability to achieve its business objectives.
Influence of Third-Party Stakeholders
The lands in which Artemis Gold holds an interest, or the exploration equipment and roads or other means of access which Artemis Gold intends to utilize in carrying out its work programs or general business mandates, may be subject to interests or claims by third party individuals, groups or companies. In the event that such third parties assert any claims, Artemis Gold’s work programs may be delayed even if such claims are without merit. Such delays may result in significant financial loss and loss of opportunity for Artemis Gold.
Cyber Security
Information systems and other technologies, including those related to Artemis Gold’s financial and operational management, its process control networks and its technical and environmental data, are an integral part of Artemis Gold’s business activities. Network and information systems related events, such as computer hacking, cyber-attacks, computer viruses, worms or other destructive or disruptive software, process breakdowns, denial of service attacks, ransomware, or other malicious activities or any combination of the foregoing or power outages, natural disasters, terrorist attacks, or other similar events could result in damages to Artemis Gold’s property, equipment and data. These events also could result in significant expenditures to repair or replace damaged property or information systems and/or to protect them from similar events in the future. Furthermore, any security breaches such as misappropriation, misuse, leakage, falsification, accidental release or loss of information contained in Artemis Gold’s information technology systems including personnel and other data that could damage its reputation and require Artemis Gold to expend significant capital and other resources to remedy any such security breach. Insurance held by Artemis Gold may mitigate losses; however, in any such events or security breaches, such insurance may not be sufficient to cover any consequent losses or otherwise adequately compensate Artemis Gold for any disruptions to its business that may result and the occurrence of any such events or security breaches could have a material adverse effect on the business of Artemis Gold. There can be no assurance that these events and/or security breaches will not occur in the future or will not have an adverse effect on the business of Artemis Gold.
Risks Related to Artemis Gold’s Securities
Price Volatility of Publicly Traded Securities
The Artemis Shares are listed on the TSXV. Securities of mineral exploration and development companies have experienced substantial volatility in the past, often based on factors unrelated to the companies’ financial performance or prospects. These factors include macroeconomic developments in North America and globally and market perceptions of the attractiveness of particular industries. The price of the Artemis Shares is also likely to be significantly affected by short-term changes in gold or other mineral prices or in Artemis Gold’s financial condition or results of operations. Other factors unrelated to Artemis Gold’s performance that may affect the price of the Artemis Shares include the following: the extent of analytical coverage available to investors concerning Artemis Gold’s business may be limited if investment banks with research capabilities do not follow Artemis Gold; lessening in trading volume and general market interest in the Artemis Shares may affect an investor’s ability to trade significant numbers of Artemis Shares; the size of Artemis Gold’s public float may limit the ability of some institutions to invest in the Artemis Shares; and a substantial decline in the price of the Artemis Shares that persists for a significant period of time could cause the Artemis Shares to be delisted from the TSXV, or any exchange the Artemis Shares are trading on, further reducing market liquidity. As a result of any of these factors, the market price of the Artemis Shares at any given point in time may not accurately reflect Artemis Gold’s long-term value. Securities class action litigation often has been brought against companies following periods of volatility in the market price of their securities. Artemis Gold may in the future be the target of similar litigation. Securities litigation could result in substantial costs and damages and divert management’s attention and resources.
Substantial Number of Authorized but Unissued Artemis Shares
Artemis Gold has an unlimited number of Artemis Shares which may be issued by the Artemis Board without further action or approval of Artemis Gold’s shareholders. While the Artemis Board is required to fulfill its fiduciary obligations in connection with the issuance of such Artemis Shares, Artemis Shares may be issued in transactions with which not all shareholders agree.
Additional Financing and Dilution
Artemis Gold plans to focus on continued production at the Blackwater Mine and use its working capital to carry out future development activities. However, Artemis Gold may require additional funds to further such activities. To obtain such funds, Artemis Gold may sell additional securities including, but not limited to, its Artemis Shares or some form of convertible security, the effect of which could result in a substantial dilution of the equity interests of Artemis Gold’s shareholders.
There is no assurance that additional funding will be available to Artemis Gold for additional exploration or for the substantial capital that may be required in order to bring a mineral project to the production decision or to place a property into commercial production, or to expand such mineral project. There can be no assurance that Artemis Gold will be able to obtain adequate financing in the future or that the terms of such financing will be favourable. Failure to obtain such additional financing could result in the delay or indefinite postponement of further exploration, development or expansion of its properties.
Future dividends on Artemis Shares are uncertain.
There can be no assurance as to future dividends by Artemis Gold on the Artemis Shares or the level thereof, if any, following completion of the Arrangement. Although Artemis Gold has paid dividends on Artemis Shares in the past, Artemis Shareholders have no contractual or other legal right to dividends that have not been declared and Artemis Gold may determine not to declare dividends in the future or may reduce the amount of dividends in the future. Payment of future dividends, if any, following completion of the Arrangement, will be at the discretion of the Artemis Board after taking into account various factors, including current financial condition, the tax impact of repatriating cash, operating results and current and anticipated cash needs. As a result, no assurance can be given that Artemis Gold will pay dividends to its shareholders following completion of the Arrangement, or that the level of any future dividends will achieve a market yield or increase or even be maintained over time, any of which could materially and adversely affect the market price of Artemis Shares.
Securities or Industry Analysis
The trading market for the Artemis Shares could be influenced by research and reports that industry and/or securities analysts may publish about Artemis Gold, its business, the market or its competitors. Artemis Gold does not have any control over these analysts and cannot assure that such analysts will cover Artemis Gold or provide favourable coverage. If any of the analysts who may cover Artemis Gold’s business change their recommendation regarding Artemis Gold’s securities adversely, or provide more favourable relative recommendations about its competitors, the Artemis Share price would likely decline. If any analysts who may cover Artemis Gold’s business were to cease coverage or fail to regularly publish reports on Artemis Gold, it could lose visibility in the financial markets, which in turn could cause the Artemis Share price or trading volume to decline.
Material Property
Artemis Gold’s sole material property for the purposes of National Instrument 43-101 — Standards of Disclosure for Mineral Projects (“NI 43-101”) is the Blackwater Mine. Unless stated otherwise, the information in this section is based upon the technical report entitled “Blackwater Gold Mine, British Columbia, NI 43-101 Technical Report on 2024 Expansion Study” with an effective date of February 21, 2024 (the “Expansion Study”), which is available on Artemis Gold’s website and under Artemis Gold’s profile on SEDAR+ at www.sedarplus.ca.

All defined terms used in the summary have the meanings ascribed to them in the Expansion Study. The below summary is subject to all the assumptions, qualifications and procedures set out in the Expansion Study. The Expansion Study was prepared in accordance with NI 43-101. For full technical details of the report, reference should be made to the complete text of the Expansion Study, which has been filed with the applicable regulatory authorities and is available under Artemis Gold’s SEDAR+ profile at www.sedarplus.ca. The summary set forth below is qualified in its entirety with reference to the full text of the Expansion Study.
Since the effective date of the Expansion Study, Artemis Gold has achieved commercial production at the Blackwater Mine and has approved Phase 1A and EP2, which advance, at a larger scale, the staged development strategy for the Blackwater Mine contemplated in the Expansion Study. EP2 is based on the existing Proven and Probable Mineral Reserves in the Expansion Study, and no changes have been made to the Mineral Resource and Mineral Reserve estimates. Artemis Gold is not aware of any new information or data that materially affects the information included in the Expansion Study other than changes due to normal mining depletion. The description of the configuration and timing of the Phase 2 and Phase 3 expansions in the Expansion Study has been omitted from the summary below, and information regarding Phase 1A and EP2 is set out under “General Development of the Business”.
For additional information regarding mineral property disclosure, please see “Management Information and Proxy Circular — Cautionary Note to U.S. Shareholders Concerning Mineral Reserve and Mineral Resource Estimates”.
Introduction
Ms. Sue Bird, P.Eng., Mr. Marc Schulte, P.Eng., Dr. John A. Thomas, P.Eng., Mr. Daniel Fontaine, P.Eng., Mr. Rolf Schmitt, P.Geo., Mr. John Dockrey, P.Geo., Mr. Olav Mejia, P.Eng., and Mr. Sohail Samdani, P.Eng., collectively the Qualified Persons (“QPs”), prepared the Expansion Study (an NI 43-101 Technical Report) on phased operations (Phase 1, Phase 2, and Phase 3) for the Blackwater Gold Mine for Artemis Gold.
The Blackwater Gold Mine is located in central British Columbia, approximately 112 km southwest of Vanderhoof and 446 km northeast of Vancouver.
At the effective date of the Expansion Study, construction of the 6 Mtpa Phase 1 processing plant was nearing completion. All cost estimates reported were at a minimum pre-feasibility study level.
Key Outcomes
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The Expansion Study has the following outcomes (presented as at the effective date of the Expansion Study; for information regarding Phase 1A and EP2, see “General Development of the Business”):

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Life-of-mine (“LOM”) capital cost estimate (growth + sustaining, Phases 2 and 3) of C$2,619 M; Phase 1 capital costs, excluding the Project loan facility, are considered to be sunk costs;

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LOM operating cost estimate of C$20.03/t milled;

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After-tax NPV of C$3.25 B, using a 5% discount rate and long-term gold price assumptions of US$1,800 per ounce of gold and US$23 per ounce of silver;

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Average annual production of 469,000 oz of gold equivalent (“AuEq”); and

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Average annual all-in sustaining costs of US$781/gold ounce (based on selling costs, royalty payments, operating costs, sustaining capital and closure costs, less silver by-product credits and adjustments to stockpile inventory, divided by payable gold ounces).

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As at December 31, 2025:

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Proven and Probable Mineral Reserves totalling 331.9 Mt grading 0.73 g/t Au and 5.7 g/t Ag;2

2
As it relates to the Mineral Reserve reported above, the Mineral Reserve is the equivalent Mineral Reserve reported in the 2024 Expansion Study depleted to account for mining up to December 31, 2025.

•
Measured and Indicated Mineral Resources (inclusive of Mineral Reserves) totalling 593.3 Mt grading 0.60 g/t Au and 6.4 g/t Ag; and3

•
Inferred Mineral Resources totalling 16.9 Mt grading 0.45 g/t Au and 12.8 g/t Ag.

Terms of Reference
The term “Project” is used to refer to the overall area within the mineral tenure holdings that form the Blackwater Project. The term “Blackwater Gold Mine” is used to refer interchangeably to the mine site area, the existing Blackwater operation, and the expansion of the Blackwater Gold Mine.
The Expansion Study contemplated a staged expansion of processing capacity from 6 Mtpa (Phase 1) to 15 Mtpa (Phase 2) and 25 Mtpa (Phase 3). Consistent with that staged development strategy, Artemis Gold is advancing Phase 1A, which is expected to increase the nameplate capacity of the existing Phase 1 processing plant to 8 Mtpa, and EP2, which is expected to increase total processing capacity to 21 Mtpa. See “General Development of the Business”.
For the purposes of the capital cost estimates, “growth capital” is the sum of the deferred + expansion capital cost estimates.
Mineral Resources and Mineral Reserves are classified using the 2014 edition of the Canadian Institute of Mining and Metallurgy (“CIM”) Definition Standards for Mineral Resources and Mineral Reserves (the “2014 CIM Definition Standards”).
Units used in the Expansion Study are metric units unless otherwise noted. Monetary units are in Canadian dollars unless otherwise stated.
Project Setting
The Blackwater Gold Mine is readily accessible by vehicle from Vanderhoof using the Kluskus Forest Service Road and the Kluskus — Ootsa Forest Service Road. The Kluskus Forest Service Road joins Highway 16 about 10 km west of Vanderhoof. The mine site can be accessed from the Kluskus — Ootsa Forest Service Road at km 146, using an 18 km-long exploration access road. A new 13.8 km long mine access road will be built to replace the exploration access road, which will be subsequently decommissioned.
Helicopter access is from bases in Vanderhoof, Prince George, or Quesnel.
The climate is sub-continental, characterized by brief warm summers and long cold winters. Mining operations are conducted on a year-round basis.
The Project area is very sparsely inhabited; the closest Indian Reserve to the mine site is Tatelkus Lake 28, approximately 15 km away, and three ranches are found within a 20 km radius of the Project site. Some services are available in Vanderhoof, but Prince George is the regional hub with air service from major centres.
The elevations within the Project area range from just over 1,000 m (above sea level) in low-lying areas northeast of the proposed mine site to 1,800 m on the southwest side of the Project area at the summit of Mt. Davidson, which is the highest peak in the Fawnie Range. Bedrock outcrops are limited, and most of the area is covered by 2 m or greater thicknesses of glacial deposits, except for the upper 150 m of Mt. Davidson and a few localized areas at lower elevations. Low-elevation valley bottoms are dominated by stands of lodgepole pine. Hybrid white spruce tends to dominate on moist to wet sites below 1,500 m, while subalpine fir and Englemann spruce are dominant above 1,500 m.
Mineral Tenure, Surface Rights, Water Rights, Royalties and Agreements
Artemis Gold, through BW Gold, holds a 100% recorded interest in 320 mineral claims and one mineral lease (the Blackwater mining lease), covering a total area of 149,037.3 ha.

3
As it relates to the Mineral Resource reported above, the Mineral Resource is the equivalent Mineral Resource reported in the 2024 Expansion Study depleted to account for mining up to December 31, 2025.

The grant of Mines Act permit M-246 provides Artemis Gold with the necessary surface rights to support construction of the required mine infrastructure, including the open pit, access roads, stockpiles, waste rock storage facilities (“WRSFs”) and tailings storage facility (“TSF”). Artemis Gold was granted a license of occupation for the power transmission line on April 25, 2023.
Artemis Gold has obtained all the water rights required to support mine construction and operations.
Artemis Gold’s 100% interest in the Blackwater mining lease is subject to three net smelter return (“NSR”) agreements:
•
A 1.5% NSR royalty is payable on former mineral claim 515809 (“Dave Claim”). The claim covers a portion of the Blackwater deposit;

•
A 1% NSR royalty is payable on former mineral claim 515810 (“Jarrit Claim”). The claim covers a portion of the Blackwater deposit;

•
The JR Option, which option agreement would allow Artemis Gold to purchase two-thirds of three Blackwater claims (637203, 637205, and former 637206) NSR royalty for C$1,000,000 at any time, such that a 1% NSR royalty would remain.

Only the royalties with respect to the Dave Claim and the Jarrit Claim affect the Mineral Resource and Mineral Reserve estimates.
The purchase agreement between Artemis Gold and New Gold included the Gold Stream Agreement. New Gold maintained a security interest over the Blackwater Gold Mine in connection with the Gold Stream Agreement. On December 13, 2021, New Gold announced the sale of the Gold Stream Agreement to a streaming company.
History
Limited exploration activity, on what is now the Project site was first recorded in 1973. Granges Inc. completed geophysical and geochemical surveys and limited drilling between 1973 and 1994. Following some further drilling from 2005 to 2007, the Project was acquired by Richfield Ventures Corp. (“Richfield”) in early 2009. During the second half of 2009, throughout 2010 and the first five months of 2011, Richfield continued its exploration drilling program at Blackwater.
New Gold purchased Richfield in May 2011 and thereby acquired a 75% interest in the Davidson claims and 100% interests in each of the Dave and Jarrit claims and subsequently acquired Geo Minerals Ltd. and Silver Quest Resources Ltd.
New Gold undertook a major exploration drilling, metallurgical testwork, and feasibility-level engineering program, including completion of a feasibility study in 2013 and subsequent technical report in 2014. Artemis Gold completed the Acquisition of Blackwater on August 21, 2020. Artemis Gold has acquired all of New Gold’s mineral tenures, assets, and rights related to the Project and now holds a 100% interest in the Project.
Geological Setting
The Blackwater deposit is an example of an intermediate sulphidation epithermal-style gold — silver deposit.
Mineralization is hosted within felsic to intermediate composition volcanic rocks that have undergone extensive silicification and hydrofracturing in association with pervasive stockwork veined and disseminated sulphide mineralization.
The alteration minerals most commonly identified included muscovite, high- and low-temperature illite, ammonium-bearing illite, smectite, silica, biotite, and chlorite.
Gold — silver mineralization is associated with a variable assemblage of pyrite — sphalerite — marcasite — pyrrhotite ± chalcopyrite ± galena ± arsenopyrite (± stibnite ± tetrahedrite ± bismuthite).

Exploration
Exploration and prospecting activity on the broader Blackwater mining lease has been carried out since the 1970’s. Geophysical data includes coverage of magnetic, electromagnetic (EM) and radiometric information and smaller prospect specific induced polarization and magneto-telluric surveys. Geochemical data collection included soil, stream and till sampling.
Given the lack of bedrock exposures in the immediate Blackwater deposit area, geologic information was obtained primarily by exploration drilling. New Gold mapping of pits and road-cut exposures over the deposit supported the geological interpretation of the deposit in the subsurface.
Polished section petrographic analysis, X-ray diffraction analysis and whole-rock lithogeochemical analyses were conducted on selected drill samples.
Mineralization
Disseminated gold-silver mineralization is defined by an east — west — trending tabular — conical — shaped deposit with a lateral extent of up to 1,300 m east — west x 950 m north — south. Mineralization remains open at depth in the southwestern part of the deposit as well as to the north and northwest. The centre of the deposit has an average thickness of 350 m and, where open, a vertical extension of up to 600 m. The mineralized zone plunges shallowly to the north and northwest with inferred steep, north-plunging higher-grade mineralized shoots, measuring tens of metres thick, likely influenced by near-vertical structural intersections.
Drilling
A total of 1,053 core holes (324,839 m) were drilled in the Project area between 2009 and January 2013. Of this total, 134 core holes were completed by Richfield, and 919 core holes by New Gold. A total of 1,002 core holes are included in the resource database used for estimation purposes.
The exploration drilling carried out between 2009-2013 consisted predominantly of HQ diameter (63.5 mm) drill core except where a reduction to NQ diameter (47.6 mm) was required to attain target depths.
Geological logging included geotechnical, magnetic susceptibility, and specific gravity measurements taken at regular intervals. Lithology was logged and the core was prepared for systematic sampling at regular 1 m intervals. Magnetic susceptibility and conductivity data were measured at 10 cm increments along the core with a hand-held conductivity and magnetic susceptibility meter. Recovery and rock quality designation (RQD) data were also measured and recorded.
Core recovery for the 2009, 2010, 2011, and 2012 drilling programs averaged 92%, and the median core recovery was 96%.
Sampling and Analysis
Previous owners Richfield and New Gold personnel conducted the drill core handling and sampling.
Certified reference standards (“CRMs”), blanks, and duplicates were inserted into the sample stream. The drill hole database is supported by over 43,000 quality assurance and quality control (“QA/QC”) check assays.
Eco Tech Stewart Group Laboratories (“Eco Tech”) in Kamloops, BC and ALS Mineral Laboratories (“ALS”) in Vancouver, Vanderhoof, Terrace, Reno, and Elko were used for sample preparation. External duplicate analysis was performed at the SGS Canada Inc. laboratory, located in Burnaby, BC (“SGS”). All laboratories were accredited and are independent of New Gold and Artemis Gold. Pre-production grade control sample preparation and analysis were performed by SGS. SGS holds ISO/IEC accreditation for selected sample preparation and analytical techniques and is independent of Artemis.
Drill core samples were prepared using standard crush, split, and pulverise sample preparation procedures. Pulverized samples were analysed for gold by fire assay (“FA”) atomic absorption spectrometry (“AAS”). Preparation and FA AAS procedures varied between laboratories but were generally similar. The

Eco Tech samples were initially assayed for silver by aqua-regia digestion (“AR”) and AAS finish, and later by AR and induction-coupled plasma spectrometry atomic emission spectrometry (“ICP AES”) finish. Eco Tech overlimit results (>30 g/t Ag) were re-assayed by an AR/AAS method. The ALS samples were analyzed for silver by four acid digestion ICP AES finish until July 2012, after which time silver was analyzed by a four-acid digestion AAS. ALS overlimit results (>100 g/t) were re-assayed by a four-acid digestion with AAS finish with a higher detection limit. Assay procedures also include a multi-element package (28 elements at Eco Tech, 33 elements at ALS) by AR digestion and ICP AES finish. Overlimit analysis was completed on samples returning >1% Cu, Pb, or Zn.
QA/QC protocols included “blind” insertion of CRMs, blanks, field duplicates, and pulp duplicates. Quality control procedures implemented from 2009-2013 were reviewed and assay and drill data from that period is of sufficient quality to support Mineral Resource estimation.
The current drill hole and assay database for the Project is stored in an Access database administered from Artemis Gold’s Vancouver office.
Chain-of-custody procedures consisted of completion of sample submittal forms that were sent to the laboratory with sample shipments to ensure that all samples shipped were received by the laboratory.
Remaining half cores were archived in core racks in the vicinity of the existing camp infrastructure with metal roofing protecting the core boxes from the elements.
Data Verification
The QPs individually reviewed the information in their areas of expertise, and concluded that the information supported Mineral Resource and Mineral Reserve estimation, and could be used in mine planning and in the economic analysis that supports the Mineral Reserve estimates.
Metallurgical Testwork
Testwork was completed in support of a number of mining studies from 2008 to 2019, by Inspectorate, G and T Laboratories, SGS, Dawson Metallurgical Laboratories, McClellan Laboratories, and Pocock and MetSolve. Testwork included sample characterization, comminution, gravity concentration, leaching, flotation, oxygen uptake, cyanide destruction, carbon loading, and settling/viscosity tests. Testwork results led to the elimination of heap leaching and flotation methods, and the conclusion that whole ore leaching was the most appropriate method for recovering gold and silver. All recent work has focused on whole ore leaching and incorporated gravity separation as an integral part of the recovery process for gold and silver.
Results of work index comminution testwork, indicating variable results for work index measurements, led to the adoption of three-stage crushing and a single ball mill for plant design purposes. Gravity concentration was effective on the tested ore and was incorporated in the process flow sheet. Leach tests indicated that gravity concentration increased overall recovery. A total of 48 samples were selected for variability testing, distributed throughout the deposit area. Six variability samples gave overall extractions (gravity +leach) of <90%; the remaining other samples gave results significantly >90%.
The average extractions for the three composites representing the first five years of mining were 94.4% for gold and 61.5% for silver. The average gold extraction for the 48 variability composites was 93.1% for gold and 69.8% for silver. Considering these results, the use of a recovery of 93% for gold and 65% for silver is recommended, which would include solution losses assuming a dissolved gold concentration of 0.008 mg/L in the final solution for gold, and 0.1 mg/L for silver.
Variability testwork focused on the material to be treated in the earlier phases of the LOM plan. Samples selected for metallurgical testing were representative of the various types and styles of mineralization within the earlier phases of the mine plan. Samples were selected from a range of locations within the deposit zones. Enough samples were taken so that tests were performed on sufficient sample mass. Additional variability testwork is recommended for mineralization in the later periods of the mine plan.
No deleterious elements are known from the processing perspective.

Mineral Resource Estimation
The Mineral Resource estimate is based upon a block model that incorporates 288,738 individual assays from 309,293 m of core from 1,002 drill holes. The drill hole database is supported by analysis of over 43,000 QA/QC samples.
The block model is created using block dimensions of 10 x 10 x 10 m.
Gold interpolation has been done using multiple indicator kriging (“MIK”) with silver grades interpolated by ordinary kriging (“OK”). MIK has been used for Au estimation due to the significant value and non-linear distribution of the Au mineralization at higher grades. This is evident by the cumulative probability plots (CPPs) and coefficients of variation (“C.V.s”) of the Au grades by domain, as discussed in Section 14. Ordinary kriging has been used for Ag because the C.V.s are generally lower, and the Ag is generally lognormally distributed at higher grades. The interpolated grades were validated through comparison of the de-clustered composite data by global bias checks, grade-tonnage curves for smoothing checks, and visual validation in section and plan.
The interpolations were limited by the domain boundaries and were clipped to the overburden surface. Blocks were assigned a preliminary classification based on the variography and drill hole spacing by domain, with Measured and Indicated classifications then adjusted for continuity of blocks.
To assess reasonable prospects for eventual economic extraction, a Lerchs — Grossmann (“LG”) pit was used to constrain the Mineral Resource. The economic assumptions used in the LG shell are almost identical to the economic assumptions used for the Mineral Reserve pit optimization with the notable exception of metal prices, which are higher for the Mineral Resource estimate, and pit slopes which are constant at 40°.
Mineral Resource Statement
The Qualified Person for the resource estimate is Sue Bird, P. Eng. of Moose Mountain. The Mineral Resource is classified in accordance with the 2014 CIM Definition Standards and was estimated using the 2019 CIM Best Practice Guidelines. Mineral Resources in Table 6-1 are reported inclusive of Mineral Reserves. Mineral Resources that are not Mineral Reserves do not have demonstrated economic viability.
Table 6-1 includes a range of AuEq cut-off grades to show the sensitivity of the resource estimate to variations in cut-off grade. The base case cut-off grade within the reasonable prospects of eventual economic extraction conceptual pit is 0.20 g/t AuEq, as highlighted in Table 6-1.
The Mineral Resource reported in Table 6-1 is the equivalent Mineral Resource reported in the 2024 Expansion Study depleted to account for mining up to December 31, 2025.
Table 6-1: Blackwater Mineral Resource Estimate, Effective Date December 31, 2025 (base case is highlighted)
			In situ Grades			In situ Metal
Classification	Cutoff (g/t)	Tonnage (kt)	AuEq (g/t)	Au (g/t)	Ag (g/t)	AuEq (koz)	Au (koz)	Ag (koz)
Measured	0.20	423,637	0.67	0.64	5.5	9,138	8,691	74,555
	0.30	299,770	0.83	0.80	5.8	8,003	7,666	56,189
	0.40	227,160	0.99	0.95	6.1	7,195	6,930	44,185
	0.50	177,188	1.14	1.10	6.2	6,477	6,266	35,149
	0.60	141,396	1.29	1.25	6.3	5,848	5,677	28,594
	0.70	114,350	1.44	1.40	6.5	5,285	5,142	23,897
Indicated	0.20	169,641	0.56	0.51	8.5	3,046	2,766	46,578
	0.30	123,309	0.68	0.61	10.4	2,677	2,431	41,112
	0.40	86,473	0.81	0.74	12.4	2,264	2,057	34,419
	0.50	64,305	0.94	0.85	14.8	1,947	1,763	30,681

			In situ Grades			In situ Metal
Classification	Cutoff (g/t)	Tonnage (kt)	AuEq (g/t)	Au (g/t)	Ag (g/t)	AuEq (koz)	Au (koz)	Ag (koz)
	0.60	50,527	1.05	0.95	17.2	1,705	1,537	27,957
	0.70	40,317	1.15	1.03	19.6	1,493	1,340	25,458
Measured + Indicated	0.20	593,278	0.64	0.60	6.4	12,184	11,457	121,133
	0.30	423,079	0.79	0.74	7.2	10,680	10,097	97,300
	0.40	313,633	0.94	0.89	7.8	9,459	8,987	78,604
	0.50	241,493	1.08	1.03	8.5	8,424	8,029	65,830
	0.60	191,923	1.22	1.17	9.2	7,553	7,214	56,552
	0.70	154,667	1.36	1.30	9.9	6,778	6,482	49,355
Inferred	0.20	16,935	0.53	0.45	12.8	288	246	6,953
	0.30	11,485	0.66	0.57	16.2	245	210	5,971
	0.40	8,690	0.77	0.65	19.2	214	182	5,373
	0.50	5,552	0.95	0.79	26.0	169	142	4,648
	0.60	4,065	1.10	0.90	32.7	143	118	4,279
	0.70	3,328	1.20	0.97	36.9	128	104	3,951

Notes:
(1)
The Mineral Resource estimate was prepared by Sue Bird, P.Eng., the Qualified Person for the estimate, and employee of Moose Mountain Technical Services.

(2)
Mineral Resources are reported using the 2014 CIM Definition Standards and are estimated in accordance with the 2019 CIM Best Practices Guidelines. Mineral Resources have an effective date of December 31, 2025.

(3)
Mineral Resources are reported inclusive of Mineral Reserves. Mineral Resources that are not Mineral Reserves do not have demonstrated economic viability.

(4)
Mineral Resources have been depleted to a surveyed as-mined topographic surface generated on December 31, 2025. The estimate includes the Measured Mineral Resource in stockpiles of 13.8 Mt grading 0.57 g/t Au and 4.4 g/t Ag.

(5)
The Mineral Resource has been confined by a conceptual pit shell to meet “reasonable prospects of eventual economic extraction” using the following assumptions: the 143% price case with a Base Case of US$1,400/oz Au and US$15/oz Ag at a currency exchange rate of 0.75 US$ per C$; 99.9% payable Au; 95.0% payable Ag; US$8.50/oz Au and US$0.25/oz Ag offsite costs (refining, transport, and insurance); a 1.5% NSR royalty; and uses a 93% metallurgical recovery for gold and 55% recovery for silver.

(6)
The AuEq values were calculated using US$1,400/oz Au, US$15/oz Ag, a gold metallurgical recovery of 93%, silver metallurgical recovery of 55%, and mining smelter terms for the following equation: AuEq = Au g/t + (Ag g/t x 0.006).

(7)
The specific gravity of the deposit has been determined by lithology as being between 2.6 and 2.74.

(8)
Numbers may not add due to rounding.

The following factors, among others, could affect the Mineral Resource estimate: commodity price and exchange rate assumptions; pit slope angles and other geotechnical factors; assumptions used in generating the LG pit shell, including metal recoveries, and mining and process cost assumptions.
Mineral Resources are reported inclusive of those Mineral Resources converted to Mineral Reserves. Mineral Resources that are not Mineral Reserves do not have demonstrated economic viability. Mineral

Resources were estimated using the 2019 CIM Best Practice Guidelines and are reported in situ, using the 2014 CIM Definition Standards.
Mineral Reserves Estimation
Proven and Probable Mineral Reserves are modified from Measured and Indicated Mineral Resources. Inferred Mineral Resources are set to waste.
The open pit is based on the results of Pseudoflow sensitivity analysis, and then designed into detailed pit phases for production scheduling purposes.
Mineral Reserves Statement
Mineral Reserves are reported at the point of delivery to the primary crusher using the 2014 CIM Definition Standards, and have an effective date of December 31, 2025.
The Mineral Reserve reported in Table 6-2 is the equivalent Mineral Reserve reported in the 2024 Expansion Study depleted to account for mining up to December 31, 2025. Mine production reconciles within expected tolerances for high grade ore, however, higher tonnage of low and medium grade ore has been produced to date versus mineral reserve estimates. The Company expects to update the Mineral Reserve and Mineral Resource estimates prior to the end of 2026.
Table 6-2: Mineral Reserve Statement as at December 31, 2025
Confidence Category	Tonnage (Mt)	Gold Grade (g/t Au)	Contained Gold Metal (Moz Au)	Silver Grade (g/t Ag)	Contained Silver Metal (Moz Ag)	AuEq Grade (g/t)
Proven	309.0	0.74	7.3	5.8	57.4	0.77
Probable	9.2	0.80	0.2	5.8	1.7	0.83
Existing stockpiles	13.8	0.57	0.3	4.4	1.9	0.59
Total Proven and Probable	331.9	0.73	7.8	5.7	61.0	0.77

Notes to accompany Mineral Reserve table:
(1)
Mineral Reserves are reported at the point of delivery to the primary crusher, inclusive of mining loss and dilution, using the 2014 CIM Definition Standards, and have an effective date of December 31, 2025.

(2)
Mineral Reserves are depleted to a surveyed as-mined topographic surface generated on December 31, 2025.

(3)
Mineral Reserves are supported by the 2024 Expansion Study life of mine plan.

(4)
The Qualified Person for the estimate is Mr. Marc Schulte, P.Eng., a member of Moose Mountain Technical Services.

(5)
Mineral Reserves are reported at a net smelter return (NSR) cut-off of C$13.00/t. The NSR cut-off covers processing costs of C$9.00/t, administrative (G&A) costs of C$2.50/t and stockpile rehandle costs of C$1.50/t. The NSR cut-off assumes US$1,400/oz Au and US$15/oz Ag at a currency exchange rate of 0.75 US$ per C$; 99.9% payable gold; 95.0% payable silver; US$8.50/oz Au and US$0.25/oz Ag offsite costs (refining, transport, and insurance); a 1.5% NSR royalty; and uses a 93% metallurgical recovery for gold and 55% recovery for silver.

(6)
Gold equivalent (AuEq) values are calculated using the same parameters as NSR listed above, resulting in the following equation: AuEq = Au g/t + (Ag g/t x 0.006).

(7)
Numbers have been rounded as required by reporting guidelines.

Changes in the following factors and assumptions may affect the Mineral Reserve estimate: metal prices and foreign exchange rates; interpretations of mineralization geometry and continuity of mineralization zones; geotechnical and hydrogeological assumptions; changes to pit designs from those currently envisaged; ability of the mining operation to meet the annual production rate; changes to operating and capital cost assumptions; mining and process plant recoveries; and the ability to meet and maintain permitting and environmental license conditions and the ability to maintain the social license to operate.
Mining Methods
Mining is based on conventional open pit methods suited for the deposit location and local site requirements.
Ultimate pit limits are split into phases or pushbacks to target higher economic margin material earlier in the mine life. The pit is split into nine phases, with initial phases containing higher gold grade and lower strip ratio. The first phase targets higher-grade, lower-strip-ratio ore, providing mill feed over the initial years of the operation. The remaining phases will expand the pit to the east, west, north, and south targeting progressively deeper, lower economic margin ore.
The production is planned on 10 m bench heights in both ore and waste.
The Expansion Study mine plan contemplated mill feed of 6 Mtpa in the first year of operation, increasing to 15 Mtpa and then 25 Mtpa, over a 17-year life of mine. With the approval of Phase 1A and EP2, processing capacity is expected to increase to 8 Mtpa following completion of Phase 1A and to 21 Mtpa following completion of EP2. Mining rates are expected to increase to peak rates of 90 to 95 Mtpa, in line with the Expansion Study, and the mine life is expected to extend through 2043, with the final five years of processing from stockpiles. See “General Development of the Business”.
Under the Expansion Study mine plan, before the final mill expansion, all ore with NSRs between C$13/t and C$27/t will be stockpiled. Cut-off grade optimization on the mine production schedule will also send ore above an NSR of C$27/t to an ore stockpile in the initial year of operations. The stockpiled ore is planned to be re-handled back to the crusher during the mine life. The higher-grade material will be re-handled in advance of the lower-grade material.
Owner-managed mining and fleet maintenance operations are planned for 365 days/year, with two 12‑hour shifts planned per day. An allowance of 10 days of no mine production has been built into the mine schedule to allow for adverse weather conditions. Contractor drill and blast services are planned for the first three years of operations, with drill operations converting to an owner operated function in Year 4, and contractor blasting services continuing throughout the remaining life of operations.
Mining will be undertaken using 600 t class hydraulic shovels, 400 t class hydraulic excavators, and 240 t payload class haul trucks. The initial drill and loading fleets are planned to be diesel-drive, with expansion fleet requirements being electric-drive. The initial mine equipment fleet is paid back through a lease arrangement with the supplier.
In-pit and perimeter pumping dewatering systems will be established. All surface water and precipitation in the pits will be handled by skid-mounted mobile diesel pumps.
Ore will be hauled to a crusher that will be located 1 km northeast of the open pit limit, which will feed the process plant. Waste rock will generally be used as fill for construction of the TSF that will be located 2.5-5 km north of the open pit limits, or in the case of potentially acid generating (“PAG”) waste rock, placed within the TSF itself for subaqueous storage. Additional storage facilities, to be constructed within 1.5 km northwest of the pit, will be used to store excess overburden and non-acid generating (“NAG”) waste rock. Ore stockpiles, to be located within 1 km to the west of the open pit, will be used as temporary storage for re-handle back to the crusher over the planned mine life.
Maintenance on mine equipment will be performed in the field with major repairs to mobile equipment conducted in the workshops that will be located within 1 km north of the open pit.
Annual mine operating costs per tonne mined will range from C$2.37 – C$3.66/t with a LOM average of C$2.97/t mined. Mine operations will include ore control, production drilling, blasting, loading, hauling, and pit, haul road and stockpile maintenance functions. The largest component of the estimated mine operating costs is for the hauling function, and a significant portion of the planned hauls for the mine are downhill loaded hauls. Mobile equipment maintenance operations will also be managed by the Owner and are included in the mine planning and costs.
Recovery Methods
The process plant design is based on a metallurgical flowsheet designed for recovery with minimum operating costs. The flowsheet is based upon unit operations that are well proven in industry.
The existing Phase 1 process plant consists of a crushing circuit, milling, gravity, pre-oxidation, leach, and CIL circuit, cyanide detox, and an elution plant. A second plant gold room will be included to house additional electrowinning cells as well as new gold pouring facilities. The existing plant reagents, oxygen, air, and water services will be re-used and or expanded as required. Un-thickened tailings flow by gravity to the TSF. A dedicated decant return line is used to make-up process water as required.
Consistent with the staged development strategy contemplated in the Expansion Study, Artemis Gold is advancing Phase 1A, which will increase the nameplate capacity of the existing Phase 1 processing plant from 6 Mtpa to 8 Mtpa, and EP2, a separate 13 Mtpa processing plant to be constructed adjacent to the existing Phase 1 processing plant, in place of the Phase 2 and Phase 3 process plant expansions described in the Expansion Study. For a description of the EP2 processing plant, see “General Development of the Business”.
The following reagent systems are required for the process: quick lime, sodium cyanide, sodium hydroxide, hydrochloric acid, copper sulphate, sulphur dioxide, flocculant, activated carbon, anti-scalant, and smelting fluxes. High pressure air and oxygen supplies will be required. Grinding media are needed for the mills.
Raw water will be supplied from the water management pond and depressurisation wells into a raw water storage tank. Tailings return water and mill cooling water return will meet most of the process water requirements. Potable water for plant use will be supplied from a potable water treatment plant.
Project Infrastructure
Major Infrastructure
The overall Blackwater Gold Mine facilities and major infrastructure cover the mine site area, TSF, WRSF, camp site, main access road, and site wide water management systems.
The following Phase 1 infrastructure is already in place: power supply; roads (access and haul roads); process plant (Phase 1); tailings storage facility (stage 1) and associated water management structures; mine services (heavy mine equipment (HME) workshop, wash bay, tire service area, explosive storage, bulk fuel and lube facilities); pit development (pit clearing, bench access, low-grade stockpiles, WRSFs); accommodations (operations and construction); ancillary building (mining, process, laboratory, warehousing and security); water treatment (metals and lime neutralization); and communications (fibre optic cable). The majority of site infrastructure required for EP2 is already in place for Phase 1 and Phase 1A. See “General Development of the Business”.
On site roads will provide access to the plant site, mine services area, accommodation, and explosives storage facility. These roads will support two-way, light vehicle traffic and will be wider as required for the passage of mine trucks.
Tailings Storage Facility
The TSF will comprise two adjacent valley-fill style impoundments, TSF C and TSF D, and was designed to permanently store tailings, PAG waste rock, and potentially metals leaching (“ML”) NAG waste rock generated during mine operation. The facility was designed to hold 470 Mm³ of tailings and waste rock material, and up to 12 Mm³ of pond storage under normal operating conditions. Additional freeboard allowances are included in the design to manage seasonal inflows and provide protection from severe natural flooding.
TSF C will be formed by the construction of three embankments: Main Dam C, Saddle Dam, and West Dam, in the upper reaches of the Davidson Creek drainage area. TSF D will be formed by construction of one embankment, the Main Dam D, which will be adjacent to and downstream of TSF C within the Davidson Creek drainage area. The TSF embankments will be engineered, water retaining, zoned earth — rockfill structures.
TSF D construction will start in approximately Year 3 in accordance with the Expansion Study schedule to provide additional storage capacity for PAG/ML NAG waste rock and tailings. TSF D is designed to receive waste rock for 12 years starting in Year 4 to the end of Year 15, then tailings for up to two years starting in Year 16 when TSF C reaches design capacity, the timing of which will depend on mining rates and tailings consolidation processes.
A tailings distribution system will transport tailings slurry to TSF C, and later to TSF D. There will be two expansion phases of tailings distribution infrastructure, one each for Phase 2 and Phase 3.
Water Management
The water management structures are designed to collect and divert non-contact surface water not needed for mine operations and to collect and control mine affected contact surface water. Collected contact runoff will be recycled for use as process water and/or treated using a metals removal water treatment plant or lime neutralization circuit, as required depending on where the water will be directed. Surplus water not required to support mine operations will be sampled and analyzed, compared to applicable water quality criteria, and if compliant, will be used to augment flow in lower Davidson Creek.
Key water management facilities include: the central diversion system, northern diversion system, freshwater reservoir, water management ponds, reclaim water system, stockpile water management structures, Lake 16 diversion berm and Lake 15-16 connector channel, and water treatment plants.
Environmental, Permitting and Social Considerations
Environmental Considerations
The Blackwater Gold Mine is supported by a suite of environmental, social, economic, and cultural heritage baseline studies and potential effects of the operations were fully assessed. Comprehensive biophysical studies were completed to support the Environmental Impact Statement and permit applications, and Artemis Gold continues to collect data in conformance with conditions in provincial and federal authorizations.
The Blackwater Gold Mine was granted an Environmental Assessment Certificate #M19-01 on June 21, 2019 under the 2002 Environmental Assessment Act and an Environmental Assessment Decision Statement on April 15, 2019 under the Canadian Environmental Assessment Act, 2012.
Assessment of components to address updates in the Blackwater Gold Mine design were considered in recent permits.
To manage potential effects of the Blackwater Gold Mine, an Environmental Management System is supported by a comprehensive set of management plans. The individual management plans and supporting documentation that form the basis of the Environmental Management System are required by the Mines Act, Environmental Management Act, or the Environmental Assessment Certificate Conditions and were developed by qualified professionals and subject matter experts. The management plans were developed and revised to incorporate comments/reviews from Indigenous groups provided through review of monitoring results and/or previous iterations of the plan.
Offsetting plans were prepared to mitigate potential impacts to fish and fish habitat, wetlands, and southern mountain caribou.
Closure and Reclamation Planning
Reclamation of the Blackwater Gold Mine area will conform to the requirements of the Health, Safety, and Reclamation Code for Mines in BC. The Reclamation and Closure Plan is approved through Mines Act Permit M-246 and describes how end land use and land capability objectives will be achieved.

Permitting Considerations
All major provincial and federal permits, licenses, and authorizations for construction and operation of the Blackwater Gold Mine were issued. The Blackwater Gold Mine’s federal and provincial environmental assessment certificates allow for processing of up to 21.9 Mtpa (60,000 tonnes per day). See “General Development of the Business”.
Key federal approvals include those associated with impacts to fish habitat (Fisheries Act) and deposition of mine waste in waters frequented by fish (Metal and Diamond Mining Effluent Regulations, SOR/2002‑222).
Key provincial approvals include the Mines Act permit approving the mine plan and reclamation program and various discharge permits (Environmental Management Act), water use license (Water Sustainability Act), and occupancy of Crown land for the mine access road and transmission line (Lands Act).
The Environmental Assessment Certificate #M19-01 contains 43 binding conditions, which identify requirements for environmental and social management plans, consultation requirements related to management plans, and requirements for an Environmental Monitoring Committee, Community Liaison Committee, Independent Environmental and Aboriginal Monitor(s). The federal Decision Statement includes 102 binding conditions, which identify requirements for plans to offset impacts, consultation requirements for offset plans and follow-up programs, and specific mitigation measures. Artemis Gold is addressing these conditions in accordance with the timelines specified by the Environmental Assessment Certificate and Decision Statement.
Indigenous Groups
The Blackwater Gold Mine is located within the traditional territories of Ulkatcho First Nation and Lhoosk’uz Dené Nation. The power transmission line and other infrastructure pass through the traditional territories of Nadleh Whut’en First Nation, Saik’uz First Nation, and Stellat’en First Nation (collectively, the Nechako First Nations).
Markets and Contracts
No formal marketing studies were completed. There are many markets in the world where gold and silver are bought and sold, and it is not difficult to obtain a market price at any time. The gold and silver market is highly liquid with many well-informed potential buyers and sellers active at any given time.
Mineral Resources use commodity pricing of US$2,000/oz Au and C$16/oz Ag. Mineral Reserves use commodity prices of US$1,400/oz Au and C$15/oz Ag.
The cashflow analysis uses a reverting price curve for gold, based on consensus estimates from a consortium of banks. The average January 2024 spot price is approximately US$2,000/oz Au and this reverts to long-term pricing of US$1,800/oz Au from Year 5 onwards. The long-term guidance silver price used in the economic analysis is US$23/oz.
At the effective date of the Expansion Study, Artemis Gold had a modest hedging program in place to secure the returns on capital invested in the early years of operations and de-risk the servicing loan facility during the pay-back period. The Phase 1 project loan facility has since been repaid. For information on Artemis Gold’s current gold price risk management, including the gold put options entered into in June 2026, see “General Development of the Business”.
Artemis Gold expects that terms contained within any sales contract that could be entered into would be typical of, and consistent with, standard industry practices, and be similar to contracts for the supply of doré elsewhere in the world. Other than for product sales, the largest contracts will cover items such as mine equipment, drill-and-blast operations, bulk commodities, and technical services. Artemis Gold is currently negotiating contract terms. Contracts will be re-negotiated and renewed as needed during the LOM.
Capital Cost Estimates
For Artemis Gold’s current capital cost estimates for Phase 1A and EP2, see “General Development of the Business”.

Economic Analysis
The economic analysis contained in the Expansion Study is presented as at the effective date of the Expansion Study and reflects the assumptions described therein. For information regarding Phase 1A and EP2, see “General Development of the Business”.
Sensitivity Analysis
A sensitivity analysis was performed examining capital costs, operating costs, foreign exchange rate, gold grade and gold price. The NPV is most sensitive to fluctuations in gold price (gold grade) and foreign exchange rate assumptions, and less sensitive to variations in capital and operating costs. The impacts of changes in the gold grade mirror the impact of changes in the gold price.
Risks and Opportunities
Risks
The major risks include:
•
Changes to metal prices and exchange rate assumptions;

•
Capital cost growth;

•
Increases in operating costs;

•
Changes to productivity assumptions;

•
Changes to mining grade and dilution control assumptions;

•
Presence of high-grade silver in the mill feed;

•
Geotechnical and hydrogeological uncertainty;

•
Climate uncertainty and associated water management needs;

•
Changes to the planned integration of mining operations and the TSF construction.

Opportunities
Opportunities include:
•
Mineral Resources exclusive of Mineral Reserves: a portion of the estimated Measured and Indicated Mineral Resources were not converted to Mineral Reserves. This material represents upside potential for extending the mine life once studies have been completed that support conversion to Mineral Reserves;

•
Gold price: Mineral Reserves are based on a US$1,400/oz gold price. Using a higher gold price for pit design and a higher cut off represents upside potential for extending the mine life;

•
Inferred Mineral Resources: there is upside potential for the estimates if mineralization that is currently classified as Inferred can be upgraded to higher-confidence Mineral Resource categories;

•
Mineralization remains open at depth: particularly in the northwest of the deposit where an increasing trend in gold grade is noted. Additional drilling and evaluation may support estimation of Mineral Resources in this area;

•
Exploration potential: the Blackwater land package remains largely under-explored, and warrants additional exploration efforts;

•
Evaluation of alternative methods for transportation of waste: the ex-pit haul route for waste material is expected to be relatively fixed for the LOM, opening up the possibility of using alternative methods to haul of waste material, which may have the potential to significantly reduce operating costs and lower greenhouse gas emissions;

•
Electrification of the hauling fleet: the deployment of battery electric vehicles has the potential to significantly reduce operating costs and lower greenhouse gas emissions;

•
Automation of hauling operations: the potential to automate hauling operations presents an opportunity to optimize production efficiencies and reduce operating costs;

•
Process engineering initiatives: Evaluation of alternative processing methodologies that may result in lower capital and operating costs for Phase 3.

For a description of the growth opportunities currently being evaluated by Artemis Gold, see “General Development of the Business”.
Dividends and Distributions
On February 18, 2026, Artemis Gold announced the introduction of a dividend policy as part of its disciplined capital allocation framework, providing guidance for returning capital to shareholders in a manner that is sustainable, prudent, and consistent with Artemis Gold’s growth strategy.
On August 5, 2026, Artemis Gold announced an inaugural dividend of C$0.05 per common share, which was paid on September 9, 2026. This payment is consistent with Artemis Gold’s dividend policy announced on February 18, 2026, whereby it intends to declare and pay an inaugural base quarterly dividend of C$0.05 per share, with two quarterly payments in 2026, of which this dividend was the first. Artemis Gold then plans to increase this base quarterly dividend to C$0.08 per share in 2027, or C$0.32 per share annually.
Beginning in 2028 and aligned with progression toward commercial production of EP2, Artemis Gold intends to implement a variable dividend in addition to the quarterly base dividend of C$0.08 per share. Commencing with the release of Q1 2028 financials, each quarterly base dividend will be topped up by a variable amount such that the total amount of dividends will approximate 40% of free cash flow.
The timing, declaration, amount of and payment of any future dividends will be within the discretion of the Artemis Board and will depend upon many factors, including Artemis Gold’s financial condition, earnings, capital requirements of its operating subsidiaries, legal requirements or limitations, industry practice and other factors deemed relevant by the Artemis Board. While Artemis Gold currently believes that its future cash flows from operations will be able to sustain the current level of dividends, there can be no guarantee that Artemis Gold will be able to pay dividends at current levels or at all or otherwise return capital to Artemis Shareholders in the future.
Description of Capital Structure
Artemis Gold is authorized to issue an unlimited number of Artemis Shares. The Artemis Shares are traded on the TSXV under the symbol “ARTG” and the OTCQX under the symbol “ARGTF”. There are [      ] Artemis Shares, [      ] stock options, [      ] restricted share units, [      ] equity-settled deferred share units, [      ] cash-settled deferred share units and [      ] performance share units outstanding as of the date of this Circular.
Holders of Artemis Shares are entitled to receive notice of and to attend and vote at all meetings of the shareholders, and each Artemis Share confers the right to one vote in person or by proxy at all meetings of the shareholders. The holders of the Artemis Shares, subject to the prior rights, if any, of the holders of any other class of shares of Artemis Gold, are entitled to receive such dividends in any financial year as the Artemis Board may by resolution determine. In the event of the liquidation, dissolution or winding up of Artemis Gold, whether voluntary or involuntary, the holders of the Artemis Shares are entitled to receive, subject to the prior rights, if any, of the holders of any other class of shares of Artemis Gold, the remaining property and assets of Artemis Gold.
To Artemis Gold’s knowledge, none of Artemis Gold’s securities are subject to a contractual restriction on transfer.
Options
On August 10, 2023, Artemis Gold adopted an Omnibus Incentive Plan (the “Omnibus Plan”) pursuant to which the Artemis Board may grant stock options (the “Options”) to directors, executive officers, employees and consultants of Artemis Gold and its subsidiaries exercisable for up to a maximum of 10% of the issued and outstanding Artemis Shares at the time of grant. As of the date of this Circular, there were [6,376,784] Options outstanding. Every Option granted has a term not exceeding 10 years after the date of grant.
Restricted Share Units
Artemis Gold adopted a cash-settled Share Unit Plan in early 2023 (the “Share Unit Plan”). Recipients of Restricted Share Units (the “RSUs”) issued under the Share Unit Plan will receive a cash settlement in the amount equal to the market price of the RSUs on their vesting dates, with such amounts to be paid within 30 days of the respective vesting dates. On August 10, 2023, Artemis Gold adopted the Omnibus Plan. Once RSUs issued under the Omnibus Plan vest, settlement shall be made by the issuance of one Artemis Share for each RSU being settled, a cash payment equal to the market price on the vesting date of the RSUs being settled in cash, or a combination of shares and cash, all as determined by the Artemis Board in its sole discretion. No RSUs were granted under the Omnibus Plan prior to December 31, 2023, however, all RSUs issued subsequent to the adoption of the Omnibus Plan have been and will be issued under the Omnibus Plan. As of the date of this Circular, there were an aggregate of [      ] RSUs outstanding ([      ] under the Share Unit Plan and [      ] under the Omnibus Plan). Every RSU has a term not exceeding three years from the date of grant.
Deferred Share Units
Under the Share Unit Plan, deferred share units (the “DSUs”) may be granted to non-executive directors of Artemis Gold from time to time. Vested DSUs issued under the Share Unit Plan are to be settled in a cash amount equal to the market price of the vested DSUs on the date that the person ceases to be a director of Artemis Gold, with the settlement to occur within 30 days of the person ceasing to be a director of Artemis Gold. On August 10, 2023, Artemis Gold adopted the Omnibus Plan. Vested DSUs that were issued under the Omnibus Plan may be redeemed by non-executive directors once they cease to be a director of Artemis Gold by providing a redemption notice to Artemis Gold specifying the redemption date which will be at least three months following the date that the person ceased to be a non-executive director, but no later than December 15th of the year following which the person ceased to be a non-executive director. The former non-executive director would be entitled to one common share for each vested DSU under the Omnibus Plan, or a cash payment equal to the market value of such vested DSUs on the redemption date, or a combination of shares and cash, all as determined by the Artemis Board in its sole discretion. As of the date of this Circular, there were an aggregate of [      ] equity-settled DSUs and [      ] cash-settled DSUs outstanding ([      ] under the Share Unit Plan and [      ] under the Omnibus Plan).
Performance Share Units
Under the Omnibus Plan, performance share units (the “PSUs”) may be granted to directors, executive officers, employees or consultants of Artemis Gold or any affiliate. PSUs grant a right to receive an Artemis Share (or the cash-equivalent), as determined by the Artemis Board, that generally become vested, if at all, subject to the attainment of certain financial, personal, operational or transaction-based performance criteria and the satisfaction of such other conditions, if any, as may be determined by the Artemis Board. As of the date of this Circular, there were an aggregate of [      ] PSUs granted under the Omnibus Plan.
Market for Securities
Trading Price and Volume
Artemis Shares are currently listed for trading through the facilities of the TSXV under the symbol “ARTG”. The following tables set forth information relating to the monthly trading of the Artemis Shares on the TSXV, for the 12-month period prior to the date of this Circular.

	TSX Venture Exchange
	High (C$)	Low (C$)	Volume
2025
October	39.00	30.66	9,930,751
November	38.35	32.52	5,714,087
December	39.27	34.58	11,479,288
2026
January	48.80	34.60	8,909,021
February	45.72	36.72	9,030,828
March	46.87	31.00	11,522,732
April	42.64	34.12	4,869,545
May	36.61	30.74	9,976,259
June	38.43	29.13	8,478,759
July	36.33	30.69	6,811,950
August	45.28	34.02	5,457,205
September	42.50	38.24	4,537,662
October	[ ]	[ ]	[ ]
The closing price of the Artemis Shares on the TSXV on September 18, 2026, the last trading day prior to the announcement of Artemis Gold’s intention to acquire Vista Gold, was C$41.00.
The closing price of the Artemis Shares on the TSXV on [      ], 2026 was C$[      ].
Prior Sales
The following table sets forth information for the period within the 12 months preceding the date of this Circular in respect of securities issued by Artemis Gold that are not listed on the TSXV, including the price at which such securities have been issued, the number of securities issued, and the date on which such securities were issued:
Type of Security	Number of Units	Date Issued	Issue
Stock Options	585,800	31-Dec-25	$36.83
	23,400	20-Feb-26	$39.23
	3,000	15-Apr-26	$40.25
	5,000	01-Jun-26	$32.27
	8,500	01-Jul-26	$31.21
Performance Share Units	123,200	20-Feb-26	n/a
	190,100	15-Apr-26	n/a
Restricted Stock Units	133,200	20-Feb-26	n/a
	9,000	01-Jun-26	n/a
	3,500	01-Jul-26	n/a
Deferred Share Units	10,300	20-Feb-26	n/a
	2,000	15-Apr-26	n/a

Directors and Officers
Name, Occupation and Security Holding
The name, municipality of residence, positions held with Artemis Gold, and principal occupation within the five preceding years as at the date of this Circular of each director and executive officer of Artemis Gold are as follows:
Name, Province and Country of Residence, and Position with Artemis Gold	Principal Occupation within the five preceding years	Period of Service as a Director or Officer
Steven G. Dean British Columbia, Canada, Executive Chairman & Founder
Executive Chairman (Chairman and CEO until May 2023) of Artemis Gold; President of Sirocco Advisory Services Ltd.; Chairman and Director of Oceanic Iron Ore Corp.; former Director of St. Barbara Ltd. and Sierra Metals Inc.
July 2019 to Present
Dale Andres British Columbia, Canada, Chief Executive Officer and Director	Chief Executive Officer and Director of Artemis Gold; former Chief Executive Officer and Director of Gatos Silver, Inc.; former SVP Base Metals at Teck Resources Limited.	May 2023 to Present
Jeremy Langford British Columbia, Canada, President	President of Artemis Gold; former COO and Head of Development of Centamin plc.; former COO and Executive Vice President of Endeavour Mining Corporation.	January 2021 to Present
Erik Marchand British Columbia, Canada, CFO and Corporate Secretary	CFO and Corporate Secretary of Artemis Gold since July 1, 2026; previously Vice President Finance of Artemis Gold.	September 2021 to Present
Candice Alderson British Columbia, Canada, Chief Sustainability, External Relations and Governance Officer
Chief Sustainability, External Relations and Governance Officer of Artemis Gold; Director of Greenlane Renewables Inc.; former Chief Commercial Officer and former Senior VP of Corporate Affairs of Artemis Gold; former Senior VP, Infrastructure Investments for Ledcor Group of Companies.
July 2022 to Present
Tony Scott British Columbia, Canada, Chief Business Development Officer	Chief Business Development Officer of Artemis Gold; Senior Vice President, Former Corporate Development and Technical Services at Gatos Silver Inc.	October 2025 to Present
David Black British Columbia, Canada, Lead Director	Director of Artemis Gold; Retired Partner DuMoulin Black LLP, Barristers and Solicitors.	July 2019 to Present
Ryan Beedie British Columbia, Canada, Director	Director of Artemis Gold; President of Beedie Development Group.	August 2019 to Present

Name, Province and Country of Residence, and Position with Artemis Gold	Principal Occupation within the five preceding years	Period of Service as a Director or Officer
Elise Rees British Columbia, Canada, Independent Director	Director of Artemis Gold; Retired Partner of Ernst & Young LLP; former Director of Great Panther Mining Limited, Director of Enmax Corp. and K-Bro Linen.	May 2021 to Present
Lisa Ethans British Columbia, Canada, Independent Director	Director of Artemis Gold; Retired Partner of Deloitte LLP; Director of First Nation Bank of Canada, FNB Trust Company and the BC Lottery Corporation.	August 2021 to Present
Janis Shandro British Columbia, Canada, Independent Director	Director of Artemis Gold; Community Health and Safety Practitioner, Consultant and Advisor to Mining Industry.	August 2021 to Present
George Salamis British Columbia, Canada, Independent Director	Director of Artemis Gold; President, CEO and Director of Integra Resources Corp.	March 2026 to Present
As of the date of this Circular, the directors and officers of Artemis Gold had an interest, whether directly or indirectly, in the following securities of Artemis Gold:
Current Holdings
Name & Position with Artemis Gold	Shares	% of Class (Undiluted)	Options	Restricted Share Units(1)	Deferred Share Units(1)	Performance Share Units	Diluted	% of Class (Partially Diluted)	% of Class (Fully Diluted)
Total – Directors and Executive Officers	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]%	[ ]%
Total Issued & Outstanding	[ ]		[ ]	[ ]	[ ]	[ ]	[ ]

(1)
RSUs and DSUs issued prior to December 31, 2023 are settleable in cash. RSUs and DSUs issued after December 31, 2023 are settleable in cash or in Artemis Shares (or a combination thereof), which form of settlement is to be determined at the sole discretion of the Artemis Board. Due to the flexible nature of settlement, the RSUs and DSUs have been excluded for the purpose of calculating the number of diluted holdings and the percentage of class on a partially diluted and fully diluted basis.

Directors’ Terms of Office
The term of office for each director of Artemis Gold expires at the next annual general meeting of Artemis Shareholders.
The members of board committees are appointed by the Artemis Board as soon as possible following each annual general meeting of Artemis Shareholders.
The officers of Artemis Gold are appointed by the Artemis Board and hold office for such period and on such terms as the Artemis Board may determine.

Committees of the Board of Directors
The committees of the Artemis Board and the directors serving on each of the committees are described below:
Audit Committee
Audit Committee Mandate
The Audit Committee must consist of not less than three directors as determined by the Artemis Board, at least two of whom qualify as independent in accordance with applicable securities laws and who are free from any relationship that would interfere with the exercise of their independent judgment as members of the Audit Committee.
The primary function of the Audit Committee is to assist the Artemis Board in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by Artemis Gold to regulatory authorities and shareholders, Artemis Gold’s systems of internal controls regarding finance and accounting and Artemis Gold’s auditing, accounting and financial reporting processes. The Audit Committee is also responsible for monitoring compliance with applicable laws and regulations and the systems of internal controls. The Audit Committee has the authority to retain special legal, accounting or other consultants to advise the Audit Committee. The Audit Committee may request any director, officer or employee of Artemis Gold, or Artemis Gold’s outside counsel or independent auditor, to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Artemis Board has adopted an Audit Committee Charter (the “Audit Committee Charter”). The Audit Committee reports to the Artemis Board after each Audit Committee meeting.
Composition of the Audit Committee
The following are the members of Artemis Gold’s Audit Committee:
Elise Rees (Chairperson)	Independent(1)	Financially literate(1)
Lisa Ethans	Independent(1)	Financially literate(1)
David Black	Independent(1)	Financially literate(1)

(1)
As defined by National Instrument 52-110 Audit Committees (“NI 52-110”).

Relevant Education and Experience
A description of the education and experience of each audit committee member that is relevant to the performance of his or her responsibilities as an audit committee member is as follows:
Elise Rees — Director since May 2021
Ms. Rees retired from Ernst & Young LLP in June 2016 after a 35-year career in professional accountancy. She spent eighteen years as a partner with Ernst & Young, LLP, with the last 14 years of her tenure focused on acquisitions, mergers and corporate reorganizations. She has a breadth of experience in a large variety of industries with specific focus on mining, infrastructure, transportation, technology, real estate, retail and distribution. Ms. Rees has a B.A. (Hons) from the University of Strathclyde, Scotland, is a graduate of the ICD-Rotman Directors Education Program and holds the designations of FCPA (FCA), ICD.D.
Lisa Ethans — Director since August 2021
Ms. Ethans has been recognized for her leadership with the designation of Fellow Chartered Professional Accountant and Fellow Chartered Accountant in 2012 and was awarded the Deloitte Practice Leadership Award and the Institute of Chartered Accountants Community Service Award. Ms. Ethans also holds the Certified Public Accountant (Washington State), Chartered Business Valuator and ICD.D designations. She currently serves on the boards of First Nation Bank of Canada, FNB Trust Company, the BC Lottery Corporation and the CPABC.

David Black — Director since June 2019
Mr. Black is a retired corporate and securities lawyer and former partner and associate counsel with DuMoulin Black LLP, a law firm established in 1966 specializing in the provision of corporate, securities and finance legal services to natural resource and commercial/industrial companies. Mr. Black was a director of a number of public companies primarily engaged in the exploration and mining industry.
Audit Committee Oversight
At no time since the commencement of Artemis Gold’s most recently completed financial year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Artemis Board.
Reliance on Certain Exemptions
At no time since the commencement of Artemis Gold’s most recently completed financial year has Artemis Gold relied on the exemption in Section 2.4 of NI 52-110 (De Minimis Non-Audit Services), Section 3.2 of NI 52-110 (Initial Public Offerings), Section 3.3(2) of NI 52-110 (Controlled Companies), Section 3.4 of NI 52-110 (Events Outside Control of Member), Section 3.5 of NI 52-110 (Death, Disability or Resignation of Audit Committee Member), Section 3.6 of NI 52-110 (Temporary Exemption for Limited and Exceptional Circumstances) or Section 3.8 of NI 52-110 (Acquisition of Financial Literacy), or an exemption from NI 52-110, in whole or in part, granted under Part 8 of NI 52-110 (Exemptions).
Pre-Approval Policies and Procedures
Formal policies and procedures for the engagement of non-audit services have yet to be formulated and adopted. The Audit Committee provides pre-approval for a limit on non-audit services on an annual basis. Subject to the requirements of NI 52-110, the engagement of non-audit services is considered by the Artemis Board, and where applicable by the Audit Committee, on a case-by-case basis.
External Auditor Services Fees (By Category)
The aggregate fees billed by Artemis Gold’s external auditors in the last two years are as follows:
Financial Year Ending	December 31, 2025		December 31, 2024
Audit Fees*	C$	402,678	C$	315,611
Tax Fees**		—		—
All Other Fees***	C$	38,698	C$	103,700
Total	C$	441,376	C$	419,311

*
Audit Fees includes amounts incurred in respect of review engagements on Artemis Gold’s quarterly interim financial statements. All fees are reported on the basis of amounts billed by Artemis Gold’s external auditors. In order to ensure the independence of Artemis Gold’s external auditors is not impaired, Artemis Gold makes use of a number of other accounting firms (other than the Artemis Gold’s external auditors) for professional and advisory services, the value of which significantly exceeds the value of non-audit services provided by Artemis Gold’s external auditors.

**
Tax Fees includes amounts incurred in respect of tax compliance and advice.

***
All Other Fees includes amounts incurred in respect of the review of the model utilized for [Phase 1A/EP2] and licensing fees for accounting research.

Nominating and Corporate Governance Committee
The members of the NCGC are David Black (Chairperson), Dr. Janis Shandro, and George Salamis, all of whom are independent of management. This committee is responsible for Artemis Gold’s overall corporate governance and oversees the orientation program for new directors. In its report to the Artemis Board, the NCGC recommends names for election to the Artemis Board and from time to time recommends candidates to fill Artemis Board vacancies and newly created director positions.

Compensation Committee
The Compensation Committee is comprised of David Black (Chairperson), Steven Dean and Elise Rees. This committee has the responsibility for determining compensation for the directors and senior management. To determine compensation payable, the Compensation Committee reviews compensation paid for directors and senior management of companies in the mining industry of similar size, market capitalization, stage of development and/or geography, and determines an appropriate compensation reflecting the need to provide incentive and compensation for the time and effort expended by the directors and senior management while taking into account the financial and other resources of Artemis Gold. In setting compensation, the Compensation Committee annually reviews the performance of executive officers (including Mr. Steven Dean and an entity associated with him) in light of Artemis Gold’s objectives and considers other factors that may have impacted the success of Artemis Gold in achieving its objectives. The Compensation Committee shall consist of a minimum of two independent members of the Artemis Board. Currently, a majority of the Compensation Committee members are independent, and Mr. Steven Dean abstains from voting on matters related to his compensation.
Health, Safety, Environment and Social Performance Committee
The Health, Safety, Environment and Social Performance (“HSES”) Committee is comprised of Dr. Janis Shandro (Chairperson), Lisa Ethans, and George Salamis. This committee assists the Artemis Board in its oversight of the risks, challenges and opportunities to Artemis Gold’s business associated with HSES matters. The HSES Committee also oversees Artemis Gold’s sustainability conduct, including HSES policies and programs, Artemis Gold’s compliance with applicable legal and regulatory requirements along with sustainable development responsibilities and commitments associated with HSES matters, as well as Artemis Gold’s external reporting in relation to HSES matters.
Cease Trade Orders, Bankruptcies, Penalties or Sanctions
Except as provided below, none of Artemis Gold’s directors or executive officers is, as at the date of this Circular, or has been, within ten years before the date of this Circular, a director, CEO or CFO of any company (including Artemis Gold) that:
a)
was subject to an Order (as defined herein), that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or

b)
was subject to an Order, that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

For the purposes of the disclosure above, an “Order” means a cease trade order, an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation and, in each case, that was in effect for a period of more than 30 consecutive days.
Mr. Dale Andres was the CEO of Gatos Silver, Inc. (“Gatos”) prior to its acquisition by First Majestic Silver Corp. in early 2025. A management cease trade order (“MCTO”) was granted by the Ontario Securities Commission (the “OSC”) in respect of Gatos on April 1, 2022. The OSC granted additional MCTOs on April 12, 2022 and July 7, 2022. Pursuant to the MCTO granted on April 12, 2022, and coincident with the appointment of Mr. Andres as CEO of Gatos on April 7, 2022, it was ordered that all trading in and all acquisitions of the securities of Gatos, whether directly or indirectly, by Mr. Andres shall cease effective immediately. The MCTOs were granted following the failure of Gatos to file certain continuous disclosure materials related to financial statements as required by Ontario securities law. The MCTO was revoked by the OSC effective July 4, 2023.
Except as provided below, no director of Artemis Gold (including any personal holding company of a director of Artemis Gold):
a)
is, as at the date of this Circular, or has been within the 10 years before the date of this Circular, a director or executive officer of any company (including Artemis Gold) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or
b)
has, within the 10 years before the date of this Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, executive officer or shareholder; or

c)
has been subject to:

i)
any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

ii)
any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor in making an investment decision.

Elise Rees, a director of Artemis Gold, served as a director of Great Panther Mining Limited (“Great Panther”) from April 12, 2017 until September 30, 2022. On September 6, 2022, Great Panther announced that it filed a notice of intention to make a proposal under the Bankruptcy and Insolvency Act (Canada) (the “BIA”), to provide creditor protection while Great Panther sought to restructure its corporate affairs. Great Panther also sought the conversion of the BIA proceedings into proceedings under the Companies’ Creditors Arrangement Act (Canada) (“CCAA”) should management determine that CCAA proceedings would be more appropriate. Alvarez & Marsal Canada Inc. (“Alvarez & Marsal”) was appointed as proposal trustee pursuant to the BIA to monitor Great Panther’s operations and restructuring. On October 5, 2022, the Supreme Court of British Columbia pronounced an initial order converting the Great Panther’s restructuring proceedings under the BIA to the restructuring proceedings under the CCAA. On December 16, 2022, Great Panther made a voluntary assignment into bankruptcy under the BIA following the Supreme Court of British Columbia granting an order terminating Great Panther’s proceedings under the CCAA. Alvarez & Marsal was appointed licensed insolvency trustee of Great Panther’s estate.
Conflicts of Interest
The directors of Artemis Gold are required by law to act honestly and in good faith with a view to the best interests of Artemis Gold and to disclose any interests which they may have in any project or opportunity of Artemis Gold. The directors and officers of Artemis Gold are aware of the existence of laws governing accountability of directors and officers for corporate opportunity and requiring disclosures by directors of conflicts of interest and Artemis Gold will rely upon such laws in respect of any directors’ and officers’ conflicts of interest or in respect of any breaches of duty by any of its directors or officers. In accordance with the Business Corporations Act (British Columbia), if a conflict of interest arises at a meeting of the Artemis Board, any director in a conflict will disclose his interest and abstain from voting on such matter. In determining whether or not Artemis Gold will participate in any project or opportunity, that director will primarily consider the degree of risk to which Artemis Gold may be exposed and its financial position at that time.
To the best of Artemis Gold’s knowledge, there are no known existing or potential conflicts of interest among Artemis Gold, its directors or officers as a result of their outside business interests, except that certain of the directors and officers serve as directors and/or officers, promoters and members of management of other public companies, and therefore it is possible that a conflict may arise.
The directors and officers of Artemis Gold are aware of the existence of laws governing accountability of directors and officers for corporate opportunity and requiring disclosures by directors of conflicts of interest and Artemis Gold will rely upon such laws in respect of any directors’ and officers’ conflicts of interest or in respect of any breaches of duty by any of its directors or officers. In accordance with the Business Corporations Act (British Columbia), such directors or officers will disclose all such conflicts and they will govern themselves in respect thereof to the best of their ability in accordance with the obligations imposed upon them by law.

Legal Proceedings and Regulatory Actions
Artemis Gold is not a party to any material legal proceedings and is not aware of any such proceedings pending or contemplated except as described below.
On November 20, 2024, Sedgman Canada Ltd. (“Sedgman”) filed a claim of lien pursuant to the Builders Lien Act (British Columbia) alleging unpaid amounts due from BW Gold, in the amount of C$88,967,137 (the “Lien”) and on December 19, 2024, filed a Notice of Civil Claim in the Supreme Court of British Columbia (“Sedgman Claim”) against BWG and Artemis Gold as guarantor, alleging, amongst other claims, breaches of the Engineering, Procurement and Construction Contract. On February 13, 2025, BW Gold and Artemis Gold filed a Response to Civil Claim and a Counterclaim, opposing all of the claims and allegations made within the Sedgman Claim and Lien, and seeking recovery of losses and damages (the “Counterclaim”), which is based on costs incurred by Artemis Gold in excess of C$150 million. The losses and damages noted in the Counterclaim were incurred by BW Gold as a result of Sedgman’s breach of contract, negligence, and intentional and willful misconduct. On April 9, 2025, Sedgman filed its Response to Counterclaim, denying the claims set out in the Counterclaim.
Artemis Gold believes the allegations made in the Sedgman Claim are without merit, and that the value of Artemis Gold’s Counterclaim will exceed the alleged Sedgman Claim and Lien. Although no assurance can be given with respect to the ultimate outcome of proceedings, Artemis Gold does not currently expect that the matter will result in a material net liability and has not recorded any provisions in relation thereto. Artemis Gold will continually monitor and re-assess the likelihood and magnitude of any net liability associated with such proceedings.
There have been no penalties or sanctions imposed against Artemis Gold by a court relating to securities legislation or by a securities regulatory authority during the last financial year or by a court or regulatory authority that would likely be considered important to a reasonable investor in making an investment decision. Artemis Gold did not enter into any settlement agreement with a court relating to securities legislation or with a securities regulatory authority during the last financial year.
Interest of Management and Others in Material Transactions of Artemis Gold
Except as disclosed in this Circular, to the knowledge of Artemis Gold, no director or executive officer, or person or company that beneficially owns, or controls and directs, directly or indirectly, more than 10 percent of any class or series of the voting securities of Artemis Gold, or any associate or affiliate of the foregoing, have had any material interest, direct or indirect, in any transaction within the three most recently completed financial years or during the current financial year prior to the date of this Circular that has materially affected or is reasonably expected to materially affect Artemis Gold.
Certain directors and/or executive officers have been granted stock options and restricted share units of Artemis Gold, have received consulting fees for services provided to Artemis Gold and/or have participated in private placements of Artemis Gold described under “General Development of the Business” on the same basis as all other subscribers for the same class of securities under such private placements.
Transfer Agent and Registrar
Artemis Gold’s transfer agent and registrar is Computershare Investor Services Inc., 510 Burrard Street, 2nd Floor, Vancouver, British Columbia, V6C 3B9, and Computershare Investor Services Inc., 4 King Street West, Suite 1101, Toronto, Ontario, M5H 1B6, is Artemis Gold’s co-transfer agent and registrar.
Material Contracts
There were no material contracts of Artemis Gold that were entered into (a) within the last financial year and up to the date of this Circular, (b) before the last financial year that are still in effect, or (c) that are required to be filed under Section 12.2 of National Instrument 51-102 — Continuous Disclosure Obligations (“NI 51-102”) or that would be required to be filed under Section 12.3 of NI 51-102 but for the fact that it was previously filed.

Interest of Experts
All scientific and technical information of Artemis Gold in this Circular, or in “Appendix I — Information Concerning Artemis Gold” attached to this Circular, has been reviewed and approved by Tony Scott, Chief Business Development Officer of Artemis Gold, who is a Qualified Person under NI 43-101.
As at the date hereof, to the best of Artemis Gold’s knowledge, the Qualified Persons referenced above, and the directors, officers, employees and partners of such Qualified Persons, collectively hold less than 1% of the outstanding securities of Artemis Gold.
Additional Information
Additional information relating to Artemis Gold can be found on Artemis Gold’s profile on SEDAR+ at www.sedarplus.ca. Copies of the documents Artemis Gold files with the various securities commissions or similar regulatory authorities in each of the provinces of Canada may be obtained on request without charge from Artemis Gold, at 3083 – 595 Burrard St., Vancouver, British Columbia, Canada V7X 1L3 (telephone: +1 (604) 558-1107) and are also available electronically under Artemis Gold’s profile on SEDAR+ at www.sedarplus.ca. Artemis Gold’s filings through SEDAR+ are not incorporated by reference in this Circular.
The following documents, filed or furnished by Artemis Gold with the securities commissions or similar authorities in each of the provinces of Canada are included in Schedule I to this Appendix I, and form an integral part of, this Circular:
(a)
Artemis Annual Financial Statements;

(b)
Artemis Annual MD&A;

(c)
Artemis Interim Financial Statements;

(d)
Artemis Interim MD&A; and

(e)
Artemis Gold’s management information circular dated June 17, 2026 in respect of Artemis Gold’s annual general meeting of Artemis Shareholders held on August 5, 2026.

CONSOLIDATED FINANCIAL STATEMENTS
For the years ended December 31, 2025 and 2024
Expressed in Canadian Dollars, unless otherwise noted

I-I-1

Independent auditor’s report
To the Shareholders of Artemis Gold Inc.
Our opinion
In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of Artemis Gold Inc. and its subsidiaries (together, the Company) as at December 31, 2025 and 2024, and its financial performance and its cash flows for the years then ended in accordance with IFRS Accounting Standards as issued by the International Accounting Standards Board (IFRS Accounting Standards).
What we have audited
The Company’s consolidated financial statements comprise:
•
the consolidated statements of financial position as at December 31, 2025 and 2024;

•
the consolidated statements of income (loss) and comprehensive income (loss) for the years then ended;

•
the consolidated statements of changes in equity for the years then ended;

•
the consolidated statements of cash flows for the years then ended; and

•
the notes to the consolidated financial statements, comprising material accounting policy information and other explanatory information.

PricewaterhouseCoopers LLP
PwC Place, 250 Howe Street, Suite 1400
Vancouver, British Columbia, Canada V6C 3S7
T.: +1 604 806 7000, F.: +1 604 806 7806
Fax to mail: ca_vancouver_main_fax@pwc.com
“PwC” refers to PricewaterhouseCoopers LLP, an Ontario limited liability partnership.

I-I-2

Basis for opinion
We conducted our audit in accordance with Canadian generally accepted auditing standards. Our responsibilities under those standards are further described in the Auditor’s responsibilities for the audit of the consolidated financial statements section of our report.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.
Independence
We are independent of the Company in accordance with the ethical requirements that are relevant to our audit of the consolidated financial statements in Canada. We have fulfilled our other ethical responsibilities in accordance with these requirements.
Key audit matters
Key audit matters are those matters that, in our professional judgment, were of most significance in our audit of the consolidated financial statements for the year ended December 31, 2025. These matters were addressed in the context of our audit of the consolidated financial statements as a whole, and in forming our opinion thereon, and we do not provide a separate opinion on these matters.
Key audit matter	How our audit addressed the key audit matter

Achievement of commercial production of the Blackwater mine
Refer to note 4 — Significant accounting judgments and estimates and note 8 — Mineral property, plant and equipment to the consolidated financial statements.
Management determined that the Blackwater Mine achieved commercial production on May 1, 2025. Following the commencement of commercial production management transferred $808.6 million from construction in progress to mineral property, plant and equipment to enable the commencement of depletion and depreciation on the respective assets. Determining when assets are in the location and condition necessary for it to be capable of operating in the manner intended by management (“commercial production”) requires management to apply significant judgment. Factors evaluated by management to determine whether commercial production at the Blackwater Mine had been achieved included that:
•
All major capital expenditures to bring the mine to the condition necessary for it to be capable of operating in the manner intended by management have been completed;

•
The mine has demonstrated the ability to produce metal in a saleable form;

•
The mill has reached a pre-determined percentage of design capacity and mineral recoveries are near the expected production levels; and

Our approach to addressing the matter included the following procedures, among others:
•
Evaluated the appropriateness of the factors which management used to determine whether commercial production of the Blackwater Mine had been achieved.

•
Assessed management’s evaluation of the relevant factors to determine whether commercial production was achieved, which included the following:

•
Assessed the completion of major capital expenditures by comparing actual capital expenditures to projected capital expenditures.

•
Assessed whether the mill has reached a pre-determined percentage of design capacity and mineral recoveries are near the expected production levels by comparing actual production levels to design capacity levels.

•
Assessed the ability to produce metal in a saleable form and the ability to sustain ongoing production of ore by obtaining and inspecting source documents for actual sales transactions of saleable metal produced and sold prior and subsequent to May 1, 2025.

I-I-3

Key audit matter	How our audit addressed the key audit matter

•
The mine has demonstrated the ability to sustain ongoing production of ore.

We considered this a key audit matter due to (i) the significance of the mineral properties, plant and equipment balance transferred on May 1, 2025, (ii) the impact of the commencement of commercial production on the Company’s overall financial position and results and (iii) the significant judgement by management in assessing when commercial production for the Blackwater Mine had been achieved.

Other information
Management is responsible for the other information. The other information comprises the Management’s Discussion and Analysis.
Our opinion on the consolidated financial statements does not cover the other information and we do not and will not express any form of assurance conclusion thereon.
In connection with our audit of the consolidated financial statements, our responsibility is to read the other information identified above and, in doing so, consider whether the other information is materially inconsistent with the consolidated financial statements or our knowledge obtained in the audit, or otherwise appears to be materially misstated.
If, based on the work we have performed, we conclude that there is a material misstatement of this other information, we are required to report that fact. We have nothing to report in this regard.
Responsibilities of management and those charged with governance for the consolidated financial statements
Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with IFRS Accounting Standards, and for such internal control as management determines is necessary to enable the preparation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the consolidated financial statements, management is responsible for assessing the Company’s ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless management either intends to liquidate the Company or to cease operations, or has no realistic alternative but to do so.
Those charged with governance are responsible for overseeing the Company’s financial reporting process.
Auditor’s responsibilities for the audit of the consolidated financial statements
Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with Canadian generally accepted auditing standards will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these consolidated financial statements.
As part of an audit in accordance with Canadian generally accepted auditing standards, we exercise professional judgment and maintain professional skepticism throughout the audit. We also:
•
Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit

I-I-4

•
evidence that is sufficient and appropriate to provide a basis for our opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.

•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control.

•
Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by management.

•
Conclude on the appropriateness of management’s use of the going concern basis of accounting and, based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the Company’s ability to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in our auditor’s report to the related disclosures in the consolidated financial statements or, if such disclosures are inadequate, to modify our opinion. Our conclusions are based on the audit evidence obtained up to the date of our auditor’s report. However, future events or conditions may cause the Company to cease to continue as a going concern.

•
Evaluate the overall presentation, structure and content of the consolidated financial statements, including the disclosures, and whether the consolidated financial statements represent the underlying transactions and events in a manner that achieves fair presentation.

•
Plan and perform the group audit to obtain sufficient appropriate audit evidence regarding the financial information of the entities or business units within the Company as a basis for forming an opinion on the consolidated financial statements. We are responsible for the direction, supervision and review of the audit work performed for purposes of the group audit. We remain solely responsible for our audit opinion.

We communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.
We also provide those charged with governance with a statement that we have complied with relevant ethical requirements regarding independence, and to communicate with them all relationships and other matters that may reasonably be thought to bear on our independence, and where applicable, related safeguards.
From the matters communicated with those charged with governance, we determine those matters that were of most significance in the audit of the consolidated financial statements of the current period and are therefore the key audit matters. We describe these matters in our auditor’s report unless law or regulation precludes public disclosure about the matter or when, in extremely rare circumstances, we determine that a matter should not be communicated in our report because the adverse consequences of doing so would reasonably be expected to outweigh the public interest benefits of such communication.
The engagement partner on the audit resulting in this independent auditor’s report is Mark Patterson.
/s/ PricewaterhouseCoopers LLP
Chartered Professional Accountants
Vancouver, British Columbia
February 18, 2026

I-I-5

ARTEMIS GOLD INC.
Consolidated Statements of Financial Position
(Expressed in thousands of Canadian Dollars)
	Notes	As at December 31, 2025 $	As at December 31, 2024 $
Assets
Current assets
Cash and cash equivalents		168,104	28,279
Receivables and prepayments		13,308	3,796
Current portion of inventories	6	31,266	—
Restricted cash	7	13,252	20,751
		225,930	52,826
Non-current assets
Investment in associate		6,593	7,115
Capitalized contract costs		1,915	1,956
Inventories	6	157,567	—
Mineral property, plant and equipment	8	2,066,267	1,644,511
Deferred income tax asset	20	11,535	—
TOTAL ASSETS		2,469,807	1,706,408
Liabilities
Current liabilities
Accounts payable, accrued liabilities and provisions		164,629	120,834
Current portion of lease liabilities	9	26,537	8,907
Current portion of long-term debt	11	—	151,569
Current portion of asset retirement obligation	12	—	1,257
Current portion of deferred revenue	13	13,710	10,870
Derivative liabilities	21	54,895	13,158
Current income tax liability	20	9,008	—
Financing and equity-settled obligations		10,955	—
		279,734	306,595
Non-current liabilities
Lease liabilities	9	116,635	123,740
Variable consideration payable	10	—	53,573
Long-term debt	11	450,134	325,879
Asset retirement obligation	12	118,691	45,043
Deferred revenue	13	311,041	258,627
Deferred income tax liability	20	176,672	—
Financing obligations		4,899	2,099
TOTAL LIABILITIES		1,457,806	1,115,556
Shareholders’ equity
Share capital	14	684,217	630,997
Contributed surplus	14	50,885	32,117
Accumulated other comprehensive income		3,622	3,622
Retained earnings (deficit)		273,277	(75,884)
Total Shareholders’ equity		1,012,001	590,852
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY		2,469,807	1,706,408
Contingencies (Note 24)
Subsequent events (Note 25)
Approved for Issuance by the Board of Directors:
“Elise Rees”	Director
“Dale Andres”	Director
The accompanying notes are an integral part of the consolidated financial statements
I-I-6

ARTEMIS GOLD INC.
Consolidated Statements of Income (Loss) and Comprehensive Income (Loss)
(Expressed in thousands of Canadian Dollars, except per share amounts and number of shares)
	Notes	For the year ended December 31, 2025 $	For the year ended December 31, 2024 $
Revenue	15	913,939	—
Cost of sales
Production costs	16	(210,828)	—
Depreciation and depletion		(32,453)	—
Gross profit		670,658	—
General and administrative expense	17	(20,494)	(17,332)
Finance income	18	1,432	—
Finance expense	18	(65,276)	(482)
Equity loss from investment in associate		(522)	(470)
Unrealized change in fair value of derivatives	21	(52,259)	(13,158)
Income (loss) before income taxes		533,539	(31,442)
Current income tax expense	20	(15,008)	—
Deferred income tax expense	20	(169,370)	—
Net income (loss) and comprehensive income (loss)		349,161	(31,442)
Net income (loss) per common share
Basic	14	1.52	(0.15)
Diluted	14	1.48	(0.15)
Weighted average number of common shares outstanding
Basic	14	229,307,257	211,486,393
Diluted	14	236,295,037	211,486,393
The accompanying notes are an integral part of the consolidated financial statements
I-I-7

ARTEMIS GOLD INC.
Consolidated Statements of Changes in Equity
(Expressed in thousands of Canadian Dollars, except number of shares)
	Notes	Share capital		Contributed surplus $	Accumulated other comprehensive income $	Retained earnings (deficit) $	Total shareholders’ equity $
		Number of shares #	Amount $
Balance – January 1, 2025		225,252,978	630,997	32,117	3,622	(75,884)	590,852
Exercise of stock options	14	6,079,454	47,823	(15,415)	—	—	32,408
Settlement of restricted share units	14	161,173	1,164	(1,164)	—	—	—
Shared-based payments	14	—	—	16,047	—	—	16,047
Shares reserved	8	—	—	19,300	—	—	19,300
Share issue costs	20	—	4,233	—	—	—	4,233
Net income		—	—	—	—	349,161	349,161
Balance – December 31, 2025		231,493,605	684,217	50,885	3,622	273,277	1,012,001
	Notes	Share capital		Contributed surplus $	Accumulated other comprehensive income $	Retained earnings (deficit) $	Total shareholders’ equity $
		Number of shares #	Amount $
Balance – January 1, 2024		198,706,255	599,868	22,307	3,622	(44,442)	581,355
Exercise of share purchase warrants	14	26,177,021	28,271	—	—	—	28,271
Exercise of stock options	14	369,702	2,858	(971)	—	—	1,887
Shared-based payments	14	—	—	10,781	—	—	10,781
Net loss		—	—	—	—	(31,442)	(31,442)
Balance – December 31, 2024		225,252,978	630,997	32,117	3,622	(75,884)	590,852
The accompanying notes are an integral part of the consolidated financial statements
I-I-8

ARTEMIS GOLD INC.
Consolidated Statements of Cash Flows
(Expressed in thousands of Canadian Dollars)
	Notes	For the year ended December 31, 2025 $	For the year ended December 31, 2024 $
Operating activities
Net income (loss) and comprehensive income (loss)		349,161	(31,442)
Items not involving cash:
Depreciation and depletion	8	33,084	681
Share-based payments	14, 16, 17, 19	18,079	7,998
Finance expense, net	18	63,844	482
Non-cash component of revenue – Silver Stream	13, 15	(11,172)	—
Non-cash component of revenue – Gold Stream	10, 15	(50,503)	—
Non-cash component of revenue – settlement of derivatives	15, 21	(10,522)	—
Equity loss from investment in associate		522	470
Unrealized change in fair value of derivatives	21	52,259	13,158
Deferred income tax expense	20	169,370	—
Net changes in non-cash operating assets and liabilities:
Accounts payable, accrued liabilities and provisions		75,553	(658)
Current income tax liability	20	15,008	—
Receivables and prepayments		(9,639)	500
Inventories	6	(128,338)	—
Income taxes paid	20	(6,000)	—
Net cash from (used in) operating activities		560,706	(8,811)
Investing activities
Interest received		1,918	4,688
Purchases of mineral property, plant and equipment		(401,371)	(483,972)
Performance security proceeds		—	31,821
Restricted cash		7,499	(5,625)
Net cash used in investing activities		(391,954)	(453,088)
Financing activities
Exercise of stock options	14	32,408	1,886
Exercise of share purchase warrants	14	—	28,271
Lease payments	9	(20,650)	(5,621)
Proceeds from PLF, COF and Stand-by Facility	11	40,000	315,000
Principal payments on PLF and Stand-by Facility	11	(93,438)	—
Interest payments on PLF and COF	11	(23,209)	(5,019)
Refinancing of PLF, COF and Stand-by Facility	11	(448,859)	—
Proceeds from RCF	11	458,000	—
Interest payments on RCF	11	(5,913)	—
Financing costs on long-term debt	11	(9,248)	(930)
Proceeds from streaming arrangements	13	43,395	—
Other financing costs	18	(1,413)	—
Net cash (used in) provided by financing activities		(28,927)	333,587
Change in cash and cash equivalents		139,825	(128,312)
Cash and cash equivalents, beginning		28,279	156,591
Cash and cash equivalents, ending		168,104	28,279
Supplemental cash flow information (Note 23)
The accompanying notes are an integral part of the consolidated financial statements
I-I-9

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
1.
NATURE OF OPERATIONS

Artemis Gold Inc. (“Artemis Gold” or the “Company”) was incorporated under the Business Corporations Act (British Columbia) on January 10, 2019. The Company is a gold and silver producer focused on the operation and further development of its flagship asset, the Blackwater Gold Mine (“Blackwater” or the “Blackwater Mine”) in central British Columbia, Canada. The Company poured its first gold and silver from the Blackwater Mine on January 29, 2025 and achieved commercial production on May 1, 2025. The Company’s common shares are traded on the TSX Venture Exchange (“TSXV”) under the symbol “ARTG”.
The Company operates a single reportable segment, being the operation and management of the Blackwater Mine. All of the Company’s non-current assets are located in Canada.
The Company maintains its head office at 595 Burrard Street, Suite 3083, Vancouver, B.C., Canada. The Company’s registered and records office is located at 1133 Melville Street, Suite 3500, Vancouver, B.C., Canada.
2.
BASIS OF PREPARATION

Basis of preparation and measurement
These consolidated financial statements have been prepared in accordance with IFRS Accounting Standards as issued by the International Accounting Standards Board (“IFRS Accounting Standards”). The material accounting policies followed in these consolidated financial statements are presented in Note 3 and have been consistently applied in all periods presented.
These consolidated financial statements have been prepared on a historical cost basis, except for certain financial instruments which have been measured at fair value. These consolidated financial statements are presented in Canadian dollars, which is the functional currency of the Company and its subsidiaries. References to “US$” are to United States Dollars. Certain prior period amounts have been reclassified to conform to the presentation in the current period. Effective with our condensed consolidated interim financial statements for the three and six months ended June 30, 2025 and 2024, tables are expressed in thousands of dollars. As a result of rounding to the nearest thousand, certain comparative figures may differ from amounts previously reported.
These consolidated financial statements were approved by the Board of Directors on February 18, 2026.
Basis of consolidation
These consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, BW Gold Ltd. (“BWG”) and 1337890 B.C. Ltd., all of which are domiciled in Canada. All inter-company balances, transactions, income and expenses have been eliminated upon consolidation.
3.
MATERIAL ACCOUNTING POLICIES

a)
Cash and cash equivalents and restricted cash

Cash and cash equivalents comprise cash on hand, term deposits, and highly liquid instruments with a maturity of three months or less at the time of issuance or which are readily convertible to known amounts of cash at any time without penalty.
Cash which has legal or contractual restrictions as to its withdrawal or usage is presented as restricted cash on the consolidated statements of financial position.

I-I-10

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
3.
MATERIAL ACCOUNTING POLICIES (continued)

b)
Inventories

Stockpiled ore, gold in circuit and finished goods inventories are recorded at the lower of weighted average cost and net realizable value. Cost includes all direct costs incurred in production, including direct labour and materials, depletion and depreciation, and directly attributable overhead costs. Net realizable value is calculated as the estimated price at the time of sale based on prevailing and future metal prices, less estimated future costs to convert the inventories from their respective states into saleable form and all associated selling costs.
Stockpiled ore inventory represents ore that has been extracted from the mine and is available for further processing. The cost of stockpiled ore inventory is derived from the costs incurred up to the point of stockpiling the ore and is removed at the weighted average cost as ore is processed. Quantities of stockpiled ore are verified by periodic surveys. Stockpiled ore inventory is classified between current and non-current inventories in the consolidated statements of financial position based on the planned period of usage.
Gold in circuit inventory includes the weighted average costs transferred from previously stockpiled ore inventory, and the costs incurred in the process of converting ore into doré.
Finished goods inventory includes doré and bullion credits. Finished goods inventory includes the costs transferred from gold in circuit inventory plus, as applicable, refining and shipping costs. Costs are transferred from finished goods inventory and recorded as cost of sales in the consolidated statements of income (loss) and comprehensive income (loss) upon sale.
Materials and supplies inventories are measured at the lower of average cost and net realizable value, with replacement costs being the typical measure of net realizable value. Costs include the acquisition, freight and other directly attributable costs. Reviews occur each reporting period to determine the extent of any provision for obsolescence.
Any write-downs of inventory to net realizable value are recognized within cost of sales on the consolidated statements of income (loss) and comprehensive income (loss). If there is a subsequent increase in the value of inventory, the previous write-downs to net realizable value are reversed to the extent that the related inventory has not been sold so that the new carrying amount is the lower of cost and the revised net realizable value.
c)
Investment in associate

An associate is an entity over which the Company has significant influence, and which is neither a subsidiary nor a joint arrangement. The Company has significant influence over an entity when it has the power to participate in the financial and operating policy decisions of the associate but does not have control or joint control.
The Company has an equity investment in Velocity Minerals Ltd. (“VLC”), which is in the business of acquiring, exploring, and evaluating mineral resource properties in Bulgaria. The Company’s investment in the common shares of VLC has been treated as an investment in an associate and has been accounted for using the equity method.
Under the equity method, the Company’s investment in the common shares of the associate is initially recognized at cost and subsequently increased or decreased to recognize the Company’s share of net income and losses of the associate, after any adjustments necessary to give effect to uniform accounting policies, any other movement in the associate’s reserves, and for impairment losses after the initial recognition date. The Company’s share of income and losses of the associate is recognized in net income during the period.

I-I-11

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
3.
MATERIAL ACCOUNTING POLICIES (continued)

Dividends, repayment of capital received from an associate and the potential impacts of dilution are accounted for as a reduction in the carrying amount of the Company’s investment. Intercompany balances and interest expense and income arising on loans and borrowings between the Company and its associates are not eliminated.
At the end of each reporting period, the Company assesses whether there is any objective evidence that an investment in an associate is impaired. Objective evidence includes observable data indicating there has been a significant or prolonged decline in the recoverable amount of the investment compared to its carrying value. When there is objective evidence that an investment is impaired, the carrying amount of such investment is compared to its recoverable amount, being the higher of its fair value less costs of disposal and value-in-use. If the recoverable amount of an investment is less than its carrying amount, the carrying amount is reduced to its recoverable amount and an impairment loss, being the excess of carrying amount over the recoverable amount, is recognized in the period in which the relevant circumstances are identified. When an impairment loss reverses in a subsequent period, the carrying amount of the investment is increased to the revised estimate of recoverable amount to the extent that the increased carrying amount does not exceed the carrying amount that would have been determined had an impairment loss not been previously recognized. A reversal of an impairment loss is recognized in net income in the period in which the reversal occurs.
d)
Mineral property, plant and equipment

Mineral property and construction-in-progress (“CIP”)
Mineral property and CIP include:
•
Costs reclassified from exploration and evaluation assets;

•
Capitalized development costs;

•
Construction costs, including first fills;

•
Initial development stripping and deferred stripping costs;

•
Estimates related to reclamation and closure cost obligations (Note 3(f)); and

•
Borrowing costs incurred that are attributable to qualifying assets.

During the development phase of the Blackwater Mine, all development and construction costs incurred for the mine were capitalized until commercial production was achieved. Upon achieving commercial production (Note 4), the costs recorded in CIP were transferred to property, plant, and equipment.
Costs recorded for assets under construction are capitalized as construction in progress. On completion, the cost of construction is transferred to the appropriate category of mineral property, plant and equipment. No depreciation is recorded until the assets are substantially complete and available for their intended use.
Following commercial production, stripping costs incurred that provide improved access to ore that will be mined in future periods and that would have not otherwise been accessible are capitalized as deferred stripping assets.
Deferred stripping assets are recognized related to specific mine phases, using the relevant expected life-of-mine phase stripping ratio compared to the actual life-of-mine phase stripping ratio, and are included as part of the carrying amount of the related mineral property when the following three criteria are met:
•
It is probable that the future economic benefit (improved access to the ore body) associated with the stripping activity will flow to the Company;

I-I-12

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
3.
MATERIAL ACCOUNTING POLICIES (continued)

•
The Company can identify the component of the ore body for which access has been improved; and

•
The costs relating to the stripping activity can be reliability measured.

Deferred stripping assets are depleted using the units of production (“UOP”) method over the reserves that directly benefit from the stripping activity. Costs incurred for regular waste removal that do not give rise to future economic benefits are included in operating expense during the period it is incurred.
Mineral property is carried at cost less accumulated depletion and accumulated impairment losses. Mineral property balances are depleted using the estimated ore tonnage to be milled based upon the total proven and probable reserves over the life-of-mine (“LOM”).
Depletion of mineral property and capitalized stripping only occurs following commercial production.
Property, plant and equipment
Property, plant and equipment is carried at cost less accumulated depreciation and accumulated impairment losses. The cost of an item of property, plant and equipment consists of the purchase price, costs directly attributable to bringing the asset to the location and condition necessary for its intended use and, where applicable, borrowing costs.
The carrying amounts of property, plant and equipment are depreciated to their residual values, if applicable, using the straight-line method over the shorter of the estimated useful life of the asset or the LOM, or the UOP method using the estimated ore tonnage to be milled based upon the total proven and probable reserves over the LOM.
Right-of-use assets (Note 3(g)) are depreciated using the straight-line method from the commencement date of the lease to the earlier of the end of the useful life of the right-of-use asset or the end of the lease term. In addition, the right-of-use asset is periodically reduced by impairment losses, if any, and adjusted for certain remeasurements of the lease liability.
The estimated useful lives of major categories of property, plant, and equipment, depreciated using the straight-line method, range from 5 to 25 years. These categories include right-of-use assets, vehicles, furniture, camp, equipment, and buildings. Useful lives are reviewed annually and adjusted prospectively if necessary.
Where an item of property, plant and equipment is comprised of major components with different useful lives, the components are accounted for as separate items of property, plant and equipment. Costs incurred for major overhauls of existing equipment are capitalized as property, plant and equipment and are subject to depreciation once they are available for use. These costs are depreciated over the period until the next scheduled major overhaul or inspection. Routine repairs and maintenance costs are expensed as incurred.
Exploration and evaluation assets
Mineral property in the exploration phase consists of exploration and mining concessions or options and contracts related to such concessions. Exploration expenditures relate to the initial search for deposits with economic potential and detailed assessments of deposits or other projects that have been identified as having economic potential. Exploration and evaluation expenditures include exploratory drilling and sampling, surveying, and gathering exploration data through geophysical studies. Acquisition, exploration and evaluation expenditures are capitalized to mineral property until such time as the technical feasibility and commercial viability of extracting a mineral reserve for a particular property are demonstrable or the property is disposed of, either through sale or abandonment, or becomes impaired. Where the cost of mineral property

I-I-13

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
3.
MATERIAL ACCOUNTING POLICIES (continued)

includes variable payments based on future performance of the asset, the Company records variable consideration as an increase to the cost of the asset, which will subsequently be expensed as depletion during periods of commercial production. Once the technical feasibility and commercial viability of extracting a mineral reserve for a particular property are demonstrable, the capitalized amounts are tested for impairment and transferred to mineral property.
e)
Impairment of mineral property, plant and equipment

Mineral property, plant and equipment is reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If there are indicators of impairment, the recoverable amount of the asset is estimated to determine the extent of the impairment. An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount.
The recoverable amount is the higher of an asset’s “fair value less costs of disposal” and “value-in-use”. Where the asset does not generate cash flows that are independent from other assets, the recoverable amount of the cash-generating unit to which the asset belongs is determined. “Fair value less costs of disposal” is determined as the amount that would be obtained from the sale of the asset in an arm’s length transaction between knowledgeable and willing parties. For mining assets this would generally be determined based on the present value of the estimated future cash flows arising from the continued development, use or eventual disposal of the asset. In assessing these cash flows and discounting them to the present value, assumptions used are those that an independent market participant would consider appropriate. In assessing “value-in-use”, the estimated future cash flows expected to arise from the continuing use of the assets in their present form are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and risks specific to the asset.
Impairment losses are evaluated for potential reversals when events or circumstances warrant such consideration. Where an impairment loss is subsequently reversed, the amount of such reversal is limited such that the revised carrying amount of the asset or cash-generating unit does not exceed the carrying amount that would have been determined had no impairment loss been recognized for the asset or cash-generating unit in the prior years. A reversal of an impairment loss is recognized in the consolidated statements of income (loss) and comprehensive income (loss).
f)
Reclamation and closure cost obligations

The Company’s mining and exploration activities are subject to various governmental laws and regulations relating to the protection of the environment. The Company has recorded a liability and corresponding asset for the estimated future cost of reclamation and closure, including site rehabilitation and long-term treatment and monitoring costs. These costs represent management’s best estimates which incorporate assumptions on the effects of inflation and other specific risks associated with the related liabilities. The costs are discounted to net present value using the risk-free rate applicable to the future cash outflows. Such estimates are, however, subject to changes in laws and regulations or changes to market inputs to the decommissioning model.
The present value of estimated costs is recorded in the period in which the asset is installed, or the environment is disturbed, and a reasonable estimate of future costs and discount rates can be made.
After the initial measurement, the obligation is adjusted to reflect the passage of time and changes in the estimated future cash flows underlying the obligation. The increase in the provision due to the passage of time is recognized in the consolidated statements of income (loss) and comprehensive income (loss). Increases and decreases due to changes in the estimated future cash flows are capitalized and depreciated over the life of the

I-I-14

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
3.
MATERIAL ACCOUNTING POLICIES (continued)

related asset unless the amount deducted from the cost exceeds the carrying value of the asset, in which case the excess is recorded in the consolidated statements of income (loss) and comprehensive income (loss). Actual costs incurred upon settlement of the site restoration obligation are charged against the provision to the extent the provision was established for those costs. Upon settlement of the liability, a gain or loss may be recorded in the consolidated statements of income (loss) and comprehensive income (loss).
g)
Leases and right of use assets

At inception of a contract, the Company assesses whether a contract is, or contains, a lease. A contract is, or contains, a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. To assess whether a contract conveys the right to control the use of an identified asset, the Company assesses whether:
•
The contract involves the use of an identified asset;

•
The Company has the right to obtain substantially all of the economic benefits from the use of the asset throughout the period of use; and

•
The Company has the right to direct the use of the asset.

As a lessee, the Company recognizes a right-of-use asset and a lease liability at the lease commencement date. The right-of-use asset is initially measured at cost, which comprises the initial amount of the lease liability adjusted for any lease payments made at or before the commencement date, plus any initial direct costs incurred and an estimate of costs to dismantle and remove the underlying asset or to restore the underlying asset or the site on which it is located, less any lease incentives received.
The lease liability is initially measured at the present value of the future lease payments, discounted using the interest rate implicit in the lease or, if that rate cannot be readily determined, the Company’s incremental borrowing rate. It is remeasured when there is a change in future lease payments arising from a change in an index or rate.
The Company has elected not to recognize right-of-use assets and lease liabilities for short-term leases that have a lease term of twelve months or less and leases of low-value assets. Payments associated with short-term leases and all leases of low-value assets are recognized as an expense in the consolidated statements of income (loss) and comprehensive income (loss).
h)
Deferred revenue

Upfront cash deposits received for streaming arrangements are accounted for as contract liabilities (deferred revenue) in accordance with IFRS 15, Revenue From Contracts With Customers. Deferred revenue represents payments received by the Company in consideration for future commitments to deliver gold and silver produced at Blackwater. As gold and silver deliveries are made to the streamer, control of the gold and silver metal is passed from the Company to the streamer, and the Company recognizes a portion of the deferred revenue as revenue. The amount of deferred revenue recognized as revenue is calculated on a per unit basis using the total number of gold and silver ounces expected to be delivered over the life of the mine.
The current portion of deferred revenue is based on deliveries anticipated over the next twelve months. A financing charge on deferred revenue is recognized when the Company identifies a significant financing component related to its streaming arrangements, associated with the difference in the timing of the upfront consideration received and delivery of the gold and silver metal. The accretion rate is determined based on the rate implicit in each streaming arrangement at the date of initial recognition.

I-I-15

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
3.
MATERIAL ACCOUNTING POLICIES (continued)

The incremental costs of obtaining the streaming arrangement contracts are recognized as an asset (capitalized contract costs) when the Company expects to recover those costs and are amortized on a per unit basis using the total number of gold and silver deliveries expected to be delivered over the contract period.
i)
Revenue recognition

Sale of refined gold and silver
The Company produces doré at the Blackwater Mine which is further refined prior to sale. Revenue from the sale of refined gold and silver is recognized when the Company has transferred control to the customer and is measured at an amount reflecting the consideration the Company expects to receive in exchange for those products.
When considering whether the Company has satisfied its performance obligation, it considers the indicators of the transfer of control, which include, but are not limited to, whether:
•
the Company has a present right to payment;

•
the customer has legal title to the asset;

•
the Company has transferred physical possession of the asset to the customer; and

•
the customer has the significant risks and rewards of ownership of the asset.

Gold Stream (as defined in Note 10)
Under streaming arrangements where the discount given to the streamer is accounted for as variable consideration in exchange for the acquisition of an asset, the difference between the purchase price and the spot price for gold ounces delivered to the streamer is recorded as an increase to mineral property when incurred and subsequently expensed as depletion over the LOM. As refined gold is delivered to the streamer, control is passed from the Company to the streamer. Revenue recognition under the Silver Stream and Gold Stream Amendment (as defined in Note 13) is discussed in Note 3(h).
j)
Share-based payments

Share-based payments to employees are measured at the fair value of the instruments issued and the expense is recognized over the vesting periods. Share-based payments to non-employees are measured at the fair value of the goods or services received, or the fair value of the equity instruments issued if it is determined the fair value of the goods or services cannot be reliably measured and are recorded at the date the goods or services are received.
Compensation expense for stock options awarded to employees are measured based on the fair value of the options on the grant date which is determined using the Black-Scholes option pricing model. The fair value of stock options granted is recognized as an expense over the vesting period with a corresponding increase in contributed surplus.
Consideration received on the exercise of stock options is recorded as share capital and the related share-based payments reserve is transferred to share capital.
Restricted share units (“RSUs”) and deferred share units (“DSUs”) issued prior to December 31, 2023 are liability awards settled in cash and measured at the quoted market price at the grant date. The liability and corresponding expense are adjusted over the vesting period for changes in fair value at each subsequent

I-I-16

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
3.
MATERIAL ACCOUNTING POLICIES (continued)

reporting date until the awards are settled. On August 10, 2023, the Company adopted an Omnibus Incentive Plan (the “Omnibus Plan”) under which RSUs and DSUs may be settled in either cash or in common shares (or a combination thereof), which form of settlement is to be determined at the sole discretion of the Board of Directors. Equity-settled RSUs and DSUs are measured at fair value at the date of the grant and the corresponding expense is recorded over the vesting period within equity. All share-based awards have been granted under the Omnibus Plan since its adoption.
k)
Income taxes

Income taxes include Canadian federal and provincial income and mining taxes. Provincial mining taxes represent Canadian provincial taxes levied on mining operations. To the extent these mining taxes are determined based on a measure of taxable earnings, they are accounted for as income taxes.
Current income tax is the expected tax payable on the taxable earnings for the year, using tax rates enacted or substantively enacted at period-end in the country and province where the Company operates and generates taxable income.
Deferred income tax assets and liabilities are determined based on the differences between the tax basis of assets and liabilities and the amounts reported in the consolidated financial statements. The deferred tax assets or liabilities are calculated using the tax rates enacted or substantially enacted for the periods in which the differences are expected to be settled. Deferred tax assets are recognized only to the extent that they are considered probable of being realized.
l)
Earnings (loss) per common share

The basic earnings (loss) per share is computed by dividing the earnings by the weighted average number of common shares outstanding during the period.
Diluted earnings per share reflects the potential dilution of common share equivalents, such as outstanding stock options and equity-settled RSUs and DSUs, in the weighted average number of common shares outstanding during the year, if exercised. For this purpose, the treasury stock method is used whereby the assumed proceeds upon the exercise of the aforementioned common share equivalents are assumed to be used to purchase common shares at the average market price during the period.
m)
Foreign currency transactions

Transactions in foreign currencies are translated to the functional currency at exchange rates on the dates of transactions. Monetary assets and liabilities denominated in foreign currencies at the reporting date are translated to the functional currency at the exchange rate on the reporting date. Non-monetary assets and liabilities denominated in foreign currencies are translated at historic rates. Foreign currency differences arising on translation are recognized in net income.
n)
Financial instruments

IFRS 9, Financial Instruments (“IFRS 9”) establishes three primary measurement categories for financial assets: (i) amortized cost, (ii) fair value through other comprehensive income (“FVOCI”) and (iii) fair value through profit or loss (“FVTPL”). The Company determines the classification of the financial assets at initial recognition. The basis of classification depends on the Company’s business model for managing its financial instruments and the contractual cash flow characteristics of the instrument. A financial asset that is a debt instrument is measured at amortized cost if it meets both of the following conditions and is not designated at FVTPL:

I-I-17

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
3.
MATERIAL ACCOUNTING POLICIES (continued)

•
It is held within a business model whose objective is to hold assets to collect contractual cash flows; and

•
Its contractual terms give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.

Investments in equity instruments are required to be measured by default at FVTPL, unless the Company makes an irrevocable election on the day of acquisition (on an instrument-by-instrument basis) to designate them as FVOCI.
Derivative financial instruments are initially recognized at fair value on the date a derivative contract is entered into and subsequently remeasured at FVTPL. Derivatives embedded in executory or financial liability host contracts are recognized separately if they are not closely related to the host contract. Changes in the fair value of any derivative financial instrument that are not designated for hedge accounting are recognized in the consolidated statements of income (loss).
All financial assets not classified as measured at amortized cost or FVOCI are measured at FVTPL. On initial recognition, the Company may irrevocably designate a financial asset that otherwise meets the requirements to be measured at amortized cost or at FVTPL as FVOCI. A financial asset (unless it is a trade receivable without a significant financing component that is initially measured at the transaction price) is initially measured at fair value plus, for an item not at FVTPL, transaction costs that are directly attributed to its acquisition.
Directly attributable transaction costs associated with financial assets and financial liabilities that are subsequently measured at FVTPL are expensed as incurred, while directly attributable transaction costs associated with all other financial assets and financial liabilities are included in the initial carrying amount of the asset or liability, respectively. In cases where the fair value option is taken for financial liabilities, the part of a fair value change due to an entity’s own credit risk is recorded in other comprehensive income (loss) rather than in net earnings.
Fees paid on the establishment of the Company’s debt facilities are recognized as transaction costs of the debt to the extent that it is probable that some or all of the facility will be drawn upon. In this case, the fee is deferred until the initial draw-down occurs, at which time, these transaction costs are included in the carrying value of the amount drawn on the facility and amortized using the effective interest rate method.
Cash and cash equivalents, receivables and prepayments, accounts payable, accrued liabilities and provisions, deferred financing costs, and long-term debt are classified at amortized cost.
The zero cost gold collars are accounted for as derivative financial instruments.
o)
Changes in accounting standards

i)
Accounting standards and amendments issued but not yet adopted

•
Amendments to IFRS 9 and IFRS 7, Amendments to the Classification and Measurement of Financial Instruments (“Amendments to IFRS 9 and IFRS 7”): In May 2024, the IASB issued Amendments to IFRS 9 and IFRS 7 which clarify the date of recognition and derecognition of some financial assets and liabilities with a new exception for some financial liabilities settled through an electronic cash transfer system, clarify and add further guidance for assessing whether a financial asset meets the solely payments of principal and interest criterion, add new disclosures for certain instruments with contractual terms that can change cash flows such as instruments with features linked to the achievement of environment, social and governance targets; and update

I-I-18

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
3.
MATERIAL ACCOUNTING POLICIES (continued)

the disclosures for equity instruments designated at FVOCI. Amendments to IFRS 9 and IFRS 7 are effective for periods beginning on or after January 1, 2026, with early adoption permitted. The Company has elected to derecognize financial liabilities settled through its electronic cash transfer systems before the settlement date if it has no ability to withdraw, stop or cancel the payment, has lost the practical ability to access the cash as a result of the electronic payment instruction, and the risk of a settlement not occurring is insignificant. The Company has determined the other amendments will not have a material impact.
•
IFRS 18, Presentation and Disclosure in Financial Statements (“IFRS 18”): In April 2024, the IASB issued IFRS 18, which will replace IAS 1. IFRS 18 is effective for periods beginning on or after January 1, 2027, with early adoption permitted. IFRS 18 will require defined categories and subtotals in the statement of income or loss, require disclosure about management-defined performance measures, and adds new principles for aggregation and disaggregation of information. The Company is assessing the impact of this standard on its disclosures. Due to the classification of income and expenses as operating, investing, or financing under IFRS 18, the Company expects changes to its subtotals on the statements of income or loss. The Company is assessing which of its reported performance measures would constitute management-defined performance measures under IFRS 18. The Company continues to assess the impact of IFRS 18 on its disclosures.

4.
SIGNIFICANT ACCOUNTING JUDGMENTS AND ESTIMATES

The preparation of these consolidated financial statements requires management to make judgments, estimates, and assumptions in applying its accounting policies. Judgments and other estimates are regularly evaluated and are based on management’s experience and other factors, including expectations about future events that are believed to be reasonable under the circumstances.
The following discusses the judgments in applying the Company’s accounting policies that have the most significant effect on the consolidated financial statements.
Impairment of mineral property, plant and equipment
Mineral property, plant and equipment are tested for impairment at the end of each reporting period if, in management’s judgement, there is an indicator of impairment. Management applies significant judgment in assessing whether indicators of impairment exist that would necessitate impairment testing. Internal and external factors, such as (i) changes in the amount of the recoverable resources and reserves; (ii) changes in metal prices, capital and operating costs and interest rates; and (iii) the market capitalization of the Company compared to its net assets, are evaluated by management in determining whether there are any indicators of impairment. The estimated amount of recoverable resources and reserves are prepared by qualified persons (management’s experts).
Deferred revenue — Own use exemption
In assessing the accounting for the Silver Stream and Gold Stream Amendment (as defined in Note 13), the Company was required to make judgements in determining whether these arrangements met the criteria of the ‘own use’ exemption in IFRS 9 and therefore fell outside the scope of financial instrument accounting. The ‘own use’ exemption applies to contracts that are entered into and continue to be held for the delivery of a non-financial item.

I-I-19

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
4.
SIGNIFICANT ACCOUNTING JUDGMENTS AND ESTIMATES (continued)

In determining whether these arrangements met the criteria of the “own use” exemption in IFRS 9, the Company evaluated whether it has the ability and intent to settle the streaming arrangement contracts through the delivery of silver and gold from the Blackwater Mine.
Management determined that there are sufficient recoverable gold and silver reserves and resources at Blackwater, and it is expected that the mine and processing plant will be able to settle the contract through delivery of silver and gold from the Blackwater Mine. The Company relies on geological and metallurgical experts to develop estimates of recoverable mineral reserves and resources, metallurgical recovery estimates and future production volume.
Deferred revenue — variable consideration
The consideration received from payments for deliveries made under streaming arrangements are considered variable, subject to changes in the total estimated gold and silver ounces to be delivered and gold and silver prices. Changes to variable consideration are accounted for prospectively and will be recorded in revenue in the consolidated statements of income (loss) and comprehensive income (loss).
In order to determine the amount of deferred revenue that is to be recognized as revenue each time that the Company makes deliveries to the streamer, the Company will make estimates with respect to future production of the life of mine and mineral reserves. These estimates are subject to variability and may have an impact on the timing and amount of revenue recognized.
The Gold Stream Amendment (as defined in Note 13) is treated as a separate agreement from the Gold Stream (as defined in Note 10) as the Gold Stream formed part of the consideration associated with the original acquisition of Blackwater, whilst the Gold Stream Amendment was entered into for the purposes of funding the development of the Blackwater Mine.
PLF Mandatory Hedge Program (as defined below) — Own use exemption
Under the requirements of the Company’s previous syndicated Project Loan Facility (the “PLF”) (Note 11), a hedging program (the “Mandatory Hedge Program”) was required to be put in place prior to the utilization of the PLF. The Company satisfied the requirements of the Mandatory Hedge Program by entering into gold forward sales contracts on 190,000 gold ounces (“Gold Forwards”).
In determining whether the Gold Forwards met the criteria of the “own use” exemption in IFRS 9, the Company evaluated whether it has the ability and intent to settle the Gold Forwards through the delivery of gold from the Blackwater Mine.
Management determined that there are sufficient recoverable gold reserves and resources at Blackwater, and it is expected that the mine and processing plant will operate and be able to settle the contract through delivery of gold from the Blackwater Mine. The Company relies on geological and metallurgical experts to develop estimates of recoverable mineral reserves and resources, metallurgical recovery estimates and future production volume.
Commercial production
Determining when assets are in the location and condition necessary for it to be capable of operating in the manner intended by management (commercial production) is a matter of significant judgment. Depending on the specific facts and circumstances, the following factors may indicate that commercial production has commenced:

I-I-20

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
4.
SIGNIFICANT ACCOUNTING JUDGMENTS AND ESTIMATES (continued)

•
The completion of all major capital expenditures to bring the mine to the condition necessary for it to be capable of operating in the manner intended by management;

•
The ability to produce metal in saleable form;

•
The mill has reached a pre-determined percentage of design capacity and mineral recoveries are near the expected production levels;

•
The completion of a reasonable period of testing of the mine, mill, and related equipment; and

•
The ability to sustain ongoing production of ore.

The Company concluded commercial production was achieved for the Blackwater Mine on May 1, 2025.
5.
KEY SOURCES OF ESTIMATION UNCERTAINTY

The following discusses the key sources of estimation uncertainty as at the end of the reporting period that could result in a material effect in the next financial year on the carrying amounts of assets and liabilities.
Reclamation and closure cost obligations
The Company’s provision for reclamation and closure cost obligations represents management’s best estimate of the present value of the future cash outflows required to settle the liability for remediation and closure of the Blackwater mine site which reflects estimates of future costs, inflation, and assumptions of risks associated with the future cash outflows, and the applicable risk-free interest rates for discounting the future cash outflows. Changes in the above factors will result in a change to the provision recognized by the Company with a corresponding adjustment to mineral property, plant and equipment.
6.
INVENTORIES

	December 31, 2025 $	December 31, 2024 $
Stockpiled ore	166,048	—
Gold in circuit	7,329	—
Finished goods	3,601	—
Materials and supplies	11,855	—
Closing balance	188,833	—
Less: current portion	(31,266)	—
Non-current portion	157,567	—
Non-current inventories represent stockpiled ore that is not expected to be processed within the next 12 months. As at December 31, 2025, $55.7 million of depreciation and depletion was included in inventory.
7.
RESTRICTED CASH

	December 31, 2025 $	December 31, 2024 $
Reclamation and environmental security	—	8,699
Construction holdback liability	13,182	11,937
Other	70	115
Closing Balance	13,252	20,751

I-I-21

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
As at December 31, 2025, restricted cash was primarily comprised of amounts expected to be released from construction holdbacks, $12.2 million of which is related to a contractor dispute (Note 24).
8.
MINERAL PROPERTY, PLANT AND EQUIPMENT

	Mineral property $	Construction- in-progress $	Property, plant and equipment $	Right of use assets $	Total $
COST
Balance, January 1, 2024	489,025	388,594	8,220	22,951	908,790
Additions	253,270	389,372	—	112,685	755,327
Balance, December 31, 2024	742,295	777,966	8,220	135,636	1,664,117
Additions	302,441	246,359	1,286	20,130	570,216
De-recognition of variable consideration payable (Note 10)	(55,833)	—	—	—	(55,833)
Transfers	209,117	(846,042)	637,878	(953)	—
Balance, December 31, 2025	1,198,020	178,283	647,384	154,813	2,178,500
Balance, January 1, 2024	—	—	(2,228)	(2,447)	(4,675)
Depreciation	—	—	(3,079)	(11,852)	(14,931)
Balance, December 31, 2024	—	—	(5,307)	(14,299)	(19,606)
Depreciation and depletion	(57,868)	—	(8,757)	(26,002)	(92,627)
Balance, December 31, 2025	(57,868)	—	(14,064)	(40,301)	(112,233)
NET BOOK VALUE
Balance, December 31, 2024	742,295	777,966	2,913	121,337	1,644,511
Balance, December 31, 2025	1,140,152	178,283	633,320	114,512	2,066,267
Following the commencement of commercial production on May 1, 2025, the Company ceased capitalizing borrowing costs and certain depreciation related to assets used in mine construction. In connection with this transition, management transferred $808.6 million from construction-in-progress to mineral property, plant and equipment to enable the commencement of depletion and depreciation on the respective assets.
During the years ended December 31, 2025 and 2024, the Company capitalized borrowing costs of $26.1 million and $64.2 million, respectively, to mineral property, plant and equipment. The amount of capitalized borrowing costs includes the accretion of variable consideration payable and deferred revenue, as well as commitment fees, interest expense and amortization of deferred financing costs associated with the PLF, cost overrun facility (“COF”), Stand-by Facility (as defined in Note 11), and mobile equipment master lease agreement (“MLA”).
During the years ended December 31, 2025 and 2024, the Company capitalized depreciation of $4.0 million and $14.3 million, respectively, to mineral property, plant and equipment. Capitalized depreciation primarily related to the Company’s mobile equipment fleet and the associated right-of-use assets prior to the announcement of commercial production.
As a result of achieving the defined operational threshold at the Blackwater processing facility during the first half of the year, the Company de-recognized the variable consideration payable balance associated with the Gold Stream of $55.8 million, with a corresponding reduction to mineral property, plant and equipment (Note 10).

I-I-22

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
8.
MINERAL PROPERTY, PLANT AND EQUIPMENT (continued)

Prior to the commencement of commercial production, the Company recognized in mineral properties an amount of $19.3 million in equity-settled share-based payments associated with common shares to be issued in connection with certain participation agreements. The fair value of the shares was based on the closing share price on the date the shares became issuable.
The additions to mineral property during the years ended December 31, 2025 and 2024 includes $71.3 million and $21.7 million, respectively, in changes in the asset retirement obligation estimate (Note 12) and $50.5 million and $nil, respectively, as a result of the 65% discount on gold ounces delivered into the Gold Stream (Note 10 and Note 15).
9.
LEASE LIABILITIES

	For the year ended December 31, 2025 $	For the year ended December 31, 2024 $
Opening balance	132,647	21,341
Additions	20,130	112,696
Lease payments	(20,650)	(5,621)
Interest	11,045	4,231
Closing balance	143,172	132,647
Less: current portion	(26,537)	(8,907)
Non-current portion	116,635	123,740
The Company’s lease liabilities are primarily related to the mobile equipment fleet at the Blackwater Mine. The Company’s lease liabilities have interest rates that vary between 7.3% to 8.0%.
10.
VARIABLE CONSIDERATION PAYABLE

As part of the consideration associated with the acquisition of Blackwater, the Company entered into a gold stream arrangement (the “Gold Stream”) with the following attributes:
•
The streaming company would receive a percentage of gold production from the Blackwater Mine as follows: 8% until 279,908 refined gold ounces (the “Original Threshold Amount”) are delivered to and purchased by the streaming company, then 4% thereafter for the LOM. See Note 13 regarding the Amended Threshold Amount; and

•
The streaming company will pay a purchase price equal to 35% of the US$ spot price for the gold ounces received. The 65% discount given will be recorded as an increase to the cost of the asset when incurred as variable consideration for the acquisition.

The Gold Stream also included a delayed construction/production penalty clause (the “Delay Penalty Clause”) whereby, in the event the Blackwater mineral processing facility had not achieved an average of at least 80% of Phase 1 nameplate capacity (as per the definition in the 2021 feasibility study) for a period of 60 days prior to each of August 21, 2027, 2028 and 2029, the Company would be required to make penalty payments to the streaming company in the amount of $28 million (the “Penalty Payment”) per annual deadline missed, up to a maximum of $84 million. Although the Company did not control all of the events which might have resulted in the payment of the Penalty Payments, it was considered likely that the minimum benefit to the streaming company, either as a result of the Delay Penalty Clause or through future sales at a discount to the

I-I-23

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
spot price, would be the sum of the Penalty Payments. Accordingly, the Company recorded a liability for variable consideration payable upon the acquisition of Blackwater. The initial fair value of the financial liability was determined using a discount rate of 12.5%.
During the second quarter of 2025, the Company determined the Blackwater mineral processing facility achieved an average of at least 80% of Phase 1 nameplate capacity (as per the definition in the 2021 feasibility study) for a period of 60 days. Therefore, the liability was de-recognized with a corresponding reduction to mineral property, plant and equipment.
Carrying amount $
Balance, January 1, 2024	47,263
Accretion expense capitalized to mineral property, plant and equipment	6,310
Balance, December 31, 2024	53,573
Accretion expense capitalized to mineral property, plant and equipment	2,260
De-recognition against mineral property, plant and equipment	(55,833)
Balance, December 31, 2025	—
During the year ended December 31, 2025, the Company recognized $77.7 million of total revenue related to gold deliveries under the Gold Stream. Of these amounts, $27.2 million was received in cash, with the remaining portion representing the 65% discount recognized as non-cash revenue and capitalized to mineral property as variable consideration. No deliveries into the Gold Stream occurred in the comparable period, as the Blackwater Mine was still under development.
11.
LONG-TERM DEBT

Revolving Credit Facility
On September 26, 2025, the Company executed a credit agreement with a syndicate of lenders for a revolving credit facility (the “RCF”) for an aggregate amount of $700.0 million. The term of the RCF is four years, maturing on September 26, 2029, with an annual rolling extension option. Amounts that are borrowed under the RCF incur variable interest based on Term Canadian Overnight Repo Rate Average (“CORRA”) plus a credit spread adjustment of 0.32138% plus a margin ranging from 2.25% to 3.25%, determined based on the Company’s ratio of Net Debt to adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”). The RCF is secured by a charge against all assets of the Company and each of its material subsidiaries, subject to various intercreditor agreements. There is a standby fee charged on the undrawn loan balance which rate ranges from 0.506% to 0.731%, depending on the Company’s leverage ratio. As at December 31, 2025, the Company had drawn $458.0 million with a balance of $242.0 million remaining available for future drawdowns (Note 25).
The initial drawdown on the RCF was used to repay all principal and accrued interest owing on the Company’s PLF, COF, and Stand-by Facility (as defined below). Total interest expensed on the RCF for the year ended December 31, 2025 was $6.1 million.
As at December 31, 2025, the Company had incurred $8.8 million in transaction costs, consisting of underwriting, legal, and other financing expenses. This amount had been recorded as a loan discount against long-term debt and will be amortized over the expected repayment period of the drawdown. As at December 31, 2025, $0.5 million of the RCF transaction costs were amortized to finance expense.

I-I-24

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
11.
LONG-TERM DEBT (continued)

Project Loan Facility and Cost Overrun Facility
In 2023, the Company executed the PLF with a syndicate of lenders, in respect of a $360.0 million PLF plus up to $25.0 million of capitalized interest, to fund a significant component of the estimated construction costs of the development of the Blackwater Mine. Principal and capitalized interest under the PLF were repayable in quarterly installments over nine years, commencing in May 2025. The PLF carried an interest rate at the Canadian Dealer Offered Rate (“CDOR”), plus a margin of 4.75% pre-project completion, reducing to 4.25% post-completion (the “Margin”). CDOR ceased publication in June 2024, at which point the Company and its lenders transitioned to the CORRA. Following the conversion to CORRA, the PLF carried a rate of CORRA plus 0.32138% per annum plus the Margin.
The PLF also provided for a $40.0 million COF. The COF was repayable in 2030, with 50% repayable in May 2030 and the remaining 50% repayable in August 2030. The COF could have been prepaid at anytime without penalty. The Company incurred commitment fees of 1.75% on the undrawn portion of the COF, payable quarterly up until the earlier of the completion of construction, the first repayment date, or when all amounts of the COF were drawn. Any amounts drawn on the COF carried the pricing of the PLF plus an additional 2%. In October 2024, the Company drew $40 million under the COF.
During the year, the Company repaid an amount of $50.0 million and $3.4 million of principal and capitalized interest, respectively, on the PLF.
On September 26, 2025, the Company repaid all principal and accrued interest owing on the PLF and COF. On the date of repayment, the Company expensed the remaining unamortized balance of deferred transaction costs relating to the PLF in the amount of $13.1 million, recorded within finance expense on the consolidated statements of income (loss).
Stand-by Facility
In 2024, the Company executed an agreement with one of its existing lenders to provide additional stand-by debt funding of up to $65 million, plus up to $10.0 million in capitalized interest and fees, on a subordinated and unsecured basis (“Stand-by Facility”). In January 2025, the Company entered into an agreement to extend the Stand-by Facility, securing an additional $40.0 million in subordinated and unsecured debt funding. The Stand-by Facility contained similar commercial terms as the COF.
On July 31, 2025, the Company repaid an amount of $40.0 million in principal under the Stand-by Facility.
On September 26, 2025, the Company repaid all remaining principal and accrued interest owing on the Stand-by Facility.
Covenants
As at December 31, 2025, the Company was in compliance with its debt covenants.
The following table summarizes the balance of long-term debt for the period-ends presented:

I-I-25

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
11.
LONG-TERM DEBT (continued)

	December 31, 2025 $	December 31, 2024 $
PLF	—	370,642
COF	—	40,000
Stand-by Facility	—	66,806
Revolving Credit Facility	450,134	—
Total – closing balance	450,134	477,448
Less: current portion of PLF	—	(80,157)
Less: current portion of Stand-by Facility	—	(71,412)
Non-current portion	450,134	325,879
The following table summarizes the changes to long-term debt for the periods presented:
	For the year ended December 31, 2025 $	For the year ended December 31, 2024 $
PLF – Opening balance	370,642	143,498
Proceeds received on drawdowns	—	210,000
Capitalized interest	—	24,363
Interest expense	21,617	4,865
Principal payments and capitalized interest	(53,438)	—
Interest payments	(21,229)	(3,950)
Amortization of deferred financing costs	2,180	2,433
Amount refinanced	(332,865)	—
Reclassification of deferred financing costs	—	(10,567)
Derecognition of unamortized deferred financing costs	13,093	—
PLF – Closing balance	—	370,642
COF – Opening balance	40,000	—
Proceeds received on drawdown	—	40,000
Interest expense	2,921	1,069
Interest payments	(1,980)	(1,069)
Amount refinanced	(40,941)	—
COF – Closing balance	—	40,000
Stand-by Facility – Opening balance	66,806	—
Proceeds received on drawdowns	40,000	65,000
Capitalized interest	7,148	1,806
Interest expense	1,099	—
Principal payments	(40,000)	—
Deferred financing costs	(425)	—

I-I-26

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
11.
LONG-TERM DEBT (continued)

	For the year ended December 31, 2025 $	For the year ended December 31, 2024 $
Amortization of deferred financing costs	399	—
Amount refinanced	(75,053)	—
Derecognition of unamortized deferred financing costs	26	—
Stand-by Facility – Closing balance	—	66,806
RCF – Opening balance	—	—
Proceeds received on drawdowns	458,000	—
Interest expense	6,403	—
Interest payments	(5,913)	—
Deferred financing costs	(8,823)	—
Amortization of deferred financing costs	467	—
RCF – Closing balance	450,134	—
Total – Closing balance	450,134	477,448

12.
ASSET RETIREMENT OBLIGATION

Carrying amount $
Balance, January 1, 2024	24,204
Accretion expense	414
Change in obligation estimate	21,682
Balance, December 31, 2024	46,300
Less: current portion	(1,257)
Non-current portion	45,043
Balance, January 1, 2025	46,300
Accretion expense	1,046
Change in obligation estimate	71,345
Balance, December 31, 2025	118,691
As at December 31, 2025, the inflation rate assumption for mine closure activities was 2.19% per annum (December 31, 2024 — 2.13% per annum) and for post-closure water management and monitoring activities was 2.00% per annum. The discount rate assumption for mine closure activities was 3.85% per annum (December 31, 2024 — 3.33% per annum) and for post-closure water management and monitoring activities was 4.57% per annum. The Company distinguishes between mine closure and post-closure activities due to the differences in timing of expected future cash flows within each period.
As at December 31, 2025, the Company had surety bonds totaling $224.6 million (December 31, 2024 — $173.8 million), which were primarily for reclamation and environmental security.

I-I-27

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
13.
DEFERRED REVENUE

	Silver Stream $	Gold Stream Amendment $	Total $
Balance, January 1, 2024	195,270	55,028	250,298
Accretion	15,622	3,577	19,199
Balance, December 31, 2024	210,892	58,605	269,497
Less: current portion	(10,870)	—	(10,870)
Non-current portion	200,022	58,605	258,627
Balance, January 1, 2025	210,892	58,605	269,497
Deposits	43,395	—	43,395
Accretion	19,222	3,809	23,031
Deferred revenue recognized	(11,172)	—	(11,172)
Balance, December 31, 2025	262,337	62,414	324,751
Less: current portion	(13,710)	—	(13,710)
Non-current portion	248,627	62,414	311,041

a)
Silver Stream

In 2021, the Company entered into a Silver Stream Precious Metals Purchase Agreement (the “Silver Stream”) with a streaming company. Under the terms of the Silver Stream:
•
The streaming company made upfront deposit payments in cash of US$140.8 million, payable in tranches during the major works construction of the Blackwater Mine, subject to certain conditions;

•
The streaming company will purchase 50% of the silver production from the mineral reserves of Blackwater until approximately 18 million ounces of silver have been delivered, after which the stream reduces to 33% of the silver production for the LOM;

•
The Silver Stream will be settled by the Company delivering silver metal produced at Blackwater mine to the streaming company; and

•
As silver deliveries are made under the Silver Stream, the streaming company will make payments equal to 18% of the spot silver prices until the upfront deposit payment is reduced to zero, and 22% of the spot silver prices thereafter.

The upfront deposits received were accounted for as deferred revenue with a significant financing component, with the related accretion expense being capitalized to mineral property until the Blackwater Mine is operating in a manner intended by management. The upfront deposits were used by the Company to fund the development and construction of the Blackwater Mine. The deferred revenue is being accreted to reflect the significant financing component at a pre-tax rate of 8%, being the estimated rate implicit to the Silver Stream.
The Silver Stream also contained a partial buy-back option such that, should a change of control occur prior to the earlier of January 1, 2025, or the achievement of commercial production at Blackwater, the Company would have a one-time option to repurchase up to 33% of the Silver Stream for cash consideration. The partial buy-back option was considered an embedded derivative which was valued at $nil. On January 1, 2025, the partial buy-back option expired unexercised.

I-I-28

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
13.
DEFERRED REVENUE (continued)

In March 2025, the Company agreed to, and received the deposit for, a simplification of its Silver Stream pursuant to which the streaming company provided an additional stream deposit of US$30 million. The Company determined the simplification was a contract modification to the existing Silver Stream for which silver deliveries had not yet commenced and was accounted for as additional deferred revenue related to the original stream. The simplification did not impact the Company’s conclusion that the Silver Stream meets the criteria of the ‘own use’ exemption under IFRS 9 and therefore falls outside the scope of financial instrument accounting.
The Silver Stream Agreement is a subordinated secured obligation of the Company, and its subsidiaries.
The current portion of deferred revenue related to the Silver Stream is based on the forecasted silver ounce production of Blackwater for the next twelve months.
During the year ended December 31, 2025, the Company recognized $15.2 million of revenue (of which $11.2 million was deferred revenue recognized) in relation to deliveries of silver under the Silver Stream. No revenue was recognized in the comparable period as the Blackwater Mine was still under development.
b)
Gold Stream Amendment

In 2023, the Company entered into a separate amendment of the Gold Stream (see Note 10) (the “Gold Stream Amendment”). The Gold Stream Amendment is considered to be a separate agreement from the Gold Stream. The terms of the Gold Stream Amendment remain largely the same as the Gold Stream, with the main changes being:
•
The streaming company made upfront deposit payments in cash of US$40 million, payable in tranches during the major works construction of the Blackwater Mine, subject to certain conditions;

•
The Original Threshold Amount is increased to 464,000 refined gold ounces (the “Amended Threshold Amount”), resulting in the Company delivering approximately 92,000 additional gold ounces to the streaming company, starting in 2033 based on the current life of mine plan; and

•
The Gold Stream Amendment will be settled by delivering gold metal from the Blackwater Mine to the streaming company.

The upfront deposit amounts related to the Gold Stream Amendment were accounted for as deferred revenue with a significant financing component, with the related accretion expense being capitalized to mineral property until the Blackwater Mine is operating in a manner intended by management. The proceeds from the Gold Stream Amendment were used by the Company to fund the development and construction of the Blackwater Mine. The deferred revenue associated with the Gold Stream Amendment is being accreted to reflect the significant financing component at a pre-tax rate of 6.5%, being the estimated rate implicit to the Gold Stream Amendment.
The Company and its subsidiaries have provided security in favour of the streaming company in respect of their obligations under the Gold Stream and Gold Stream Amendment. The streaming company also has a subordinated security interest over substantially all properties and assets of the Company and its subsidiaries and over the mining rights comprising the Blackwater Mine.
As the deliveries of the Amended Threshold Amount are not expected to begin until 2033, the entire amount of the deferred revenue related to the Gold Stream Amendment is recorded as non-current as of December 31, 2025.

I-I-29

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
14.
EQUITY

a)
Authorized share capital

Unlimited number of common shares without par value.
During the year ended December 31, 2025, the Company completed the following share transactions:
i.
In various tranches, the Company issued 6,079,454 common shares pursuant to stock option exercises for gross proceeds of $32.4 million. The shared-based payments expense associated with the options of $15.4 million was reclassified from contributed surplus to share capital.

ii.
In various tranches, the Company issued 161,173 common shares pursuant to RSU settlements. The share-based payments expense associated with the RSUs of $1.2 million was reclassified from contributed surplus to share capital.

During the year ended December 31, 2024, the Company completed the following share transactions:
i.
In various tranches, the Company issued 26,177,021 common shares pursuant to warrant exercises for gross proceeds of $28.3 million.

ii.
In various tranches, the Company issued 369,702 common shares pursuant to stock option exercises for gross proceeds of $1.9 million. The shared-based payments expense associated with the options of $1.0 million was reclassified from contributed surplus to share capital.

b)
Stock options

The Company may grant stock options to its directors, executive officers, employees and consultants to acquire a maximum number of common shares equal to 10% of the total issued and outstanding common shares of the Company exercisable for a period of up to 10 years from the date of grant, subject to vesting conditions.
The Company uses the Black Scholes option pricing model to determine the fair value of stock options granted. As at December 31, 2025, the Company had the following stock options outstanding and exercisable:
	Number of stock options #	Weighted-average exercise price $
Outstanding – January 1, 2024	11,662,475	4.77
Granted	2,440,500	7.24
Exercised	(369,702)	5.10
Forfeited	(100,784)	6.14
Outstanding – December 31, 2024	13,632,489	5.19
Granted	1,976,000	23.53
Exercised	(6,079,454)	5.33
Forfeited	(242,382)	9.85
Outstanding – December 31, 2025	9,286,653	8.88

I-I-30

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
14.
EQUITY (continued)

The following table summarizes the options outstanding and exercisable at December 31, 2025 and 2024:
As at December 31, 2025	Total options outstanding			Total options exercisable
Range of exercise price	Number	Weighted average remaining contractual life (years)	Weighted average exercise price	Number	Weighted average remaining contractual life (years)	Weighted average exercise price
$1.00 – $3.00	1,150,000	3.9	$1.18	1,150,000	3.9	$1.18
$3.01 – $5.00	2,391,160	2.1	$4.82	1,438,662	2.1	$4.79
$5.01 – $7.00	1,919,989	1.0	$5.43	1,821,654	0.9	$5.42
$7.01 – $9.00	1,931,504	3.2	$7.24	457,174	3.2	$7.23
$9.01+	1,894,000	4.5	$23.87	100,000	4.5	$25.16
	9,286,653	2.8	$8.88	4,967,490	2.2	$4.82
As at December 31, 2024	Total options outstanding			Total options exercisable
Range of exercise price	Number	Weighted average remaining contractual life (years)	Weighted average exercise price	Number	Weighted average remaining contractual life (years)	Weighted average exercise price
$1.00 – $3.00	1,350,000	4.8	$1.18	1,350,000	4.8	$1.18
$3.01 – $5.00	3,724,815	3.1	$4.80	1,452,202	3.0	$4.77
$5.01 – $7.00	6,016,289	1.3	$5.47	5,811,289	1.3	$5.47
$7.01 – $9.00	2,541,385	4.0	$7.24	150,000	1.9	$7.25
	13,632,489	2.6	$5.19	8,763,491	2.1	$4.72
Share-based payments arising from stock options that were recognized during the year ended December 31, 2025 was $10.3 million (year ended December 31, 2024 — $8.8 million), of which $8.1 million was expensed in the consolidated statements of income (loss) and comprehensive income (loss) (year ended December 31, 2024 — $4.6 million) and the remainder capitalized to mineral property or included in inventory costs.
The following assumptions were used in the valuation of the stock options granted in the year ended December 31, 2025 and 2024:
	For the year ended December 31, 2025	For the year ended December 31, 2024
Annualized volatility	50% – 59%	54%
Expected life (years)	5	5
Dividend rate	0.00%	0.00%
Risk-free interest rate	2.60% – 3.13%	3.60% – 3.82%
The risk-free rate for periods within the contractual term of the option is based on the Bank of Canada administered interest rates in effect at the time of the grant. Expected volatilities in 2025 were based on the historical volatility of the Company’s share price. Expected volatilities in 2024 were based on the historical volatilities of comparable companies, given the limited trading history of the Company at the time.

I-I-31

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
14.
EQUITY (continued)

c)
Restricted Share Units

The Company has a cash-settled Share Unit Plan (“Share Unit Plan”) and recipients of RSUs issued under the Share Unit Plan will receive a cash settlement in the amount equal to the market price of the RSUs on their vesting dates, with such amounts to be paid within 30 days of the respective vesting dates. The Company also has an Omnibus Plan and once RSUs issued under the Omnibus Plan vest, settlement shall be made by the issuance of one Common Share for each RSU being settled, a cash payment equal to the market price on the vesting date of the RSUs being settled in cash, or a combination of shares and cash, all as determined by the Board in its sole discretion.
In February, March, June and October 2025, the Company granted a total of 575,500 RSUs under the Omnibus Plan to non-independent directors, officers and employees of the Company. The Company has 828,460 RSUs outstanding under the Share Unit Plan as of December 31, 2025 (December 31, 2024 — 490,462).
Share-based payments arising from RSUs issued under the Share Unit Plan that were recognized during the year ended December 31, 2025 totalled $5.0 million (year ended December 31, 2024 — $3.3 million), of which $4.2 million was expensed during the year ended December 31, 2025 (year ended December 31, 2024 — $1.8 million), in the consolidated statements of income (loss) and comprehensive income (loss) and the remainder was capitalized to mineral property or included in inventory costs. The Company has 168,526 RSUs outstanding under the Share Unit Plan as of December 31, 2025 (December 31, 2024 — 346,990).
Share-based payments arising from RSUs issued under the Omnibus Plan that were recognized during the year ended December 31, 2025 totalled $5.5 million (year ended December 31, 2024 — $1.9 million), of which $4.4 million was expensed during the year ended December 31, 2025 (year ended December 31, 2024 — $0.8 million), in the consolidated statements of income (loss) and comprehensive income (loss), and the remainder was capitalized to mineral property or included in inventory costs.
d)
Deferred Share Units

Under the Share Unit Plan, DSUs may be granted to non-executive directors of the Company from time to time. Vested DSUs issued under the Share Unit Plan are to be settled in a cash amount equal to the market price of the vested DSUs on the date that the person ceases to be a director of the Company, with the settlement to occur within 30 days of the person ceasing to be a director of the Company. Vested DSUs issued under the Omnibus Plan may be redeemed by non-executive directors once they cease to be a director of the Company by providing a redemption notice to the Company specifying the redemption date which will be at least three months following the date that the person ceased to be a non-executive director, but no later than December 15th of the year following which the person ceased to be a non-executive director. The former non-executive director would be entitled to one common share for each vested DSU under the Omnibus Plan, or a cash payment equal to the market value of such vested DSUs on the redemption date, or a combination of shares and cash, all as determined by the Board in its sole discretion.
In February 2025, the Company granted 20,400 DSUs under the Omnibus Plan to directors of the Company. The Company has 53,400 DSUs outstanding under the Omnibus Plan as of December 31, 2025 (December 31, 2024 — 33,000).
Share-based payments arising from DSUs issued under the Share Unit Plan that were recognized during the year ended December 31, 2025 totalled $1.2 million (year ended December 31, 2024 — $0.6 million) of which the entire amount was expensed in the consolidated statements of income (loss) and comprehensive income (loss). The Company has 54,000 DSUs outstanding under the Share Unit Plan as of December 31, 2025 (December 31, 2024 — 54,000).

I-I-32

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
14.
EQUITY (continued)

Share-based payments arising from DSUs issued under the Omnibus Plan that were recognized during the year ended December 31, 2025 totalled $0.2 million (year ended December 31, 2024 — $0.2 million) of which the entire amount was expensed in the consolidated statements of income (loss) and comprehensive income (loss).
e)
Income (loss) per common share

Income (loss) per common share has been computed by dividing the income or loss by the weighted average number of common shares outstanding during the year ended December 31, 2025 and 2024. The reconciliation of dilutive adjustments is as follows:
	For the year ended December 31, 2025	For the year ended December 31, 2024
Net income (loss)	$349,161	$(31,442)
Basic weighted average shares outstanding	229,307,257	211,486,393
Basic income (loss) per common share	$1.52	$(0.15)
Basic weighted average shares outstanding	229,307,257	211,486,393
Weighted average shares dilution adjustments:
Stock options	6,332,277	—
RSUs	609,648	—
DSUs	45,855	—
Diluted weighted average shares outstanding	236,295,037	211,486,393
Diluted income (loss) per common share	$1.48	$(0.15)

15.
REVENUE

The following table summarizes revenue by metal:
	For the year ended December 31, 2025 $	For the year ended December 31, 2024 $
Gold	896,030	—
Silver	17,909	—
	913,939	—
Revenue reflects all precious metals sales from the Blackwater Mine, including from production that occurred prior to the commencement of commercial production on May 1, 2025.

I-I-33

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
15.
REVENUE (continued)

The following table summarizes revenue by cash and non-cash components:
	For the year ended December 31, 2025 $	For the year ended December 31, 2024 $
Gold revenue
Gold sold into the spot market	715,097	—
Gold delivered into the Gold Stream	27,188	—
Gold delivered into Mandatory Hedges	62,534	—
Gold delivered into Discretionary Hedges	30,186	—
Total gold revenue (cash)	835,005	—
Gold delivered into the Gold Stream – value of 65% discount	50,503	—
Gold delivered into Discretionary Hedges – difference between market price and hedge price	10,522	—
Total gold revenue (non-cash)	61,025	—
Total gold revenue	896,030	—
Silver revenue
Silver sold into the spot market	2,700	—
Silver delivered into the Silver Stream	4,037	—
Total silver revenue (cash)	6,737	—
Silver delivered into the Silver Stream – amortization of deferred revenue	11,172	—
Total silver revenue (non-cash)	11,172	—
Total silver revenue	17,909	—
Total gold and silver revenue	913,939	—

16.
PRODUCTION COSTS

	For the year ended December 31, 2025 $	For the year ended December 31, 2024 $
Direct production costs	309,032	—
Selling costs and royalties	14,695	—
Share-based payments	8,389	—
Change in inventories	(121,288)	—
	210,828	—
From January 2025 to April 2025, prior to the achievement of commercial production, production costs were determined based on the valuation of metal inventories using actual costs, but with such cost being adjusted (reduced) to reflect the normal production capacity of the Blackwater Mine. Other ramp-up and commissioning costs incurred during the pre-commercial production period were capitalized in accordance with the Company’s accounting policies. During the post-commercial production period, metals inventories were valued based on actual production costs incurred in the period.

I-I-34

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
17.
GENERAL AND ADMINISTRATIVE EXPENSE

	For the year ended December 31, 2025 $	For the year ended December 31, 2024 $
Depreciation	631	681
Management fees and wages	6,269	5,590
Investor relations and corporate development	748	457
Office, insurance and general	1,647	1,641
Professional fees	1,509	965
Share-based payments	9,690	7,998
	20,494	17,332

18.
FINANCE INCOME AND EXPENSE

	For the year ended December 31, 2025 $	For the year ended December 31, 2024 $
Finance income	1,432	—
Finance expense
Unamortized deferred financing costs derecognized	13,119	—
Amortization of deferred financing costs	1,971	—
Interest expense on debt	24,366	—
Accretion expense on deferred revenue	16,062	—
Interest expense on lease liabilities	7,518	68
Accretion expense on asset retirement obligation	1,046	414
Other finance expense	1,194	—
Finance expense – total	65,276	482
Finance expense, net	63,844	482
As a result of the repayment of all principal and accrued interest owing on the PLF and COF, the Company expensed the remaining unamortized balance of deferred transaction costs relating to the PLF in the amount of $13.1 million.
Prior to the start of commercial production on May 1, 2025, borrowing costs were capitalized to mineral property, plant and equipment.
19.
RELATED PARTY TRANSACTIONS AND KEY MANAGEMENT COMPENSATION

The Company transacts with key management personnel, who have authority and responsibility to plan, direct and control the activities of the Company and receive compensation for services rendered in that capacity. Amounts paid to related parties were incurred in the normal course of business. Key management consists of the Company’s Executive Chair & Director, Chief Executive Officer and Director, President, Chief ESG Officer, Chief Financial Officer and Corporate Secretary, Chief Business Development Officer and Directors. A portion of key management compensation is recorded as a cost of inventories and capitalized to

I-I-35

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
19.
RELATED PARTY TRANSACTIONS AND KEY MANAGEMENT COMPENSATION (continued)

mineral property, plant and equipment, depending on the nature of the individuals’ responsibilities. Compensation awarded to key management for the years ended December 31, 2025 and December 31, 2024 was:
	For the year ended December 31, 2025 $	For the year ended December 31, 2024 $
Salaries and benefits	4,183	2,294
Consulting fees	1,945	1,605
Director fees	455	564
Share-based payments	13,710	7,737
	20,293	12,200
As at December 31, 2025, there were no outstanding amounts payable to key management personnel, other than stock-based compensation liabilities of $6.2 million (as at December 31, 2024 – $3.3 million).
20.
INCOME TAX

The Company is currently subject to the following tax regimes:
a)
BC Mineral Taxes, which is comprised of both a 2% Net Current Proceeds (“NCP”) Tax and a 13% Net Revenue Tax. NCP tax is based on the current period gross revenue and operating costs. The Net Revenue Tax takes into account operating profit and is only payable in periods after allowing for the full recovery of capital invested. Payments of the 2% NCP Tax can be deducted from the Net Revenue Tax. Payments under both BC Mineral Taxes are deductible in computing Provincial and Federal Income Taxes.

b)
BC Provincial Income Tax, payable at 12% of taxable income after applicable deductions and tax losses have been exhausted.

c)
Federal Income Tax, payable at 15% of taxable income after applicable deductions and tax losses have been exhausted.

During the year ended December 31, 2025, the Company recorded $15.0 million of current income tax expense and $169.4 million of deferred income tax expense. The current income tax expense relates to the 2% NCP Tax. The deferred income tax expense is related to both Provincial and Federal Income Tax of $131.1 million and the 13% Net Revenue Tax of $38.3 million. The deferred income tax expense represents the use of losses and other tax attributes to offset what would otherwise be income subject to current tax.

I-I-36

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
20.
INCOME TAX (continued)

Income tax expense differs from the amount that would result from applying the Canadian and federal and provincial income tax rates to income before income taxes. These differences result from the following items:
	For the year ended December 31, 2025 $	For the year ended December 31, 2024 $
Income (loss) before income taxes	533,539	(31,442)
Combined federal and provincial income tax rates	27.00%	27.00%
Expected income tax expense (recovery)	144,056	(8,489)
Increase due to:
Non-taxable portion of unrealized gains	70	63
Mineral Tax (current and deferred)	53,324	—
Previously unrecognized tax assets	(12,175)	—
Non-deductible expenses and other	(905)	1,243
Losses not recognized	8	7,183
Income tax expense	184,378	—
The components of the deferred tax assets and liabilities are as follows:
	As at December 31, 2025 $	As at December 31, 2024 $
Deferred Tax Assets
Non-capital losses	88,966	139,346
Lease liability	52,022	48,349
Asset retirement obligation	40,982	12,258
Variable consideration payable	5,606	13,092
Derivatives	14,821	3,553
Accounts payable and other	8,026	838
	210,423	217,436
Deferred Tax Liabilities
Mineral property, plant and equipment	376,826	215,607
Deferred financing costs	(1,266)	1,829
	375,560	217,436
Net Deferred Tax Liability	(165,137)	—
The Company has non-capital losses of $nil (2024 — $57.1 million), investments of $6.9 million (2024 — $6.6 million), financing fees of $nil (2024 — $2.6 million) and costs for BC mineral tax of $nil (2024 — $24.3 million) for which a tax benefit has not been recognized.

I-I-37

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
21.
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

The Company’s financial instruments consist of cash and cash equivalents, receivables, accounts payable and accrued liabilities, long-term debt, and derivative liabilities.
All financial instruments are initially recorded at fair value and classified as follows: cash and cash equivalents and receivables are classified as financial assets at amortized cost. Accounts payable and accrued liabilities and long-term debt are classified as financial liabilities and are measured at amortized cost. The Discretionary Hedges, which are derivative financial instruments, are measured at fair value through profit or loss.
Financial instrument risk exposure
Credit risk
Credit risk arises from the potential for non-performance by counterparties of contractual financial obligations. The Company’s credit risk is primarily attributable to cash and cash equivalents. As at December 31, 2025, the Company has cash on deposit with five large Canadian chartered banks to counteract concentration risk. Management believes the risk of loss with respect to cash and cash equivalents to be remote. The Company does not have a significant receivable balance with respect to its metals sales and stream deliveries.
Liquidity risk
Liquidity risk is the risk that the Company cannot meet its obligations as they fall due. The Company’s cash and cash equivalents are held in business accounts which are available on demand.
The Company’s remaining undiscounted contractual commitments and obligations (which include future interest payments, as applicable) as at December 31, 2025 were as follows:
	< 1 year $	1 – 3 years $	4 – 5 years $	> 5 years $	Total $
Accounts payable, accrued liabilities and provisions	164,629	—	—	—	164,629
Lease liabilities	35,850	75,909	56,569	594	168,922
Commitments	166,963	—	—	—	166,963
Long-term debt	—	—	458,000	—	458,000
Interest on long-term debt	22,290	44,279	16,294	—	82,863
Asset retirement obligation	—	—	—	429,417	429,417
Financing obligations	3,967	5,187	—	—	9,154
Total	393,699	125,375	530,863	430,011	1,479,948
Contractual commitments related to long-term debt represent required repayments of principal and interest payments on the RCF based on amounts currently drawn. Contractual commitments related to lease liabilities represent future repayments of principal and interest on the construction and mining fleet leased under the MLA, as well as the corporate office leases. The remaining undrawn amount available under the MLA was $59.2 million as at December 31, 2025.
Market risk
Market risk is the risk that the fair market value of the Company’s financial instruments will significantly fluctuate due to changes in market prices. The value of the financial instruments can be affected by changes in interest rates, and equity and commodity prices, and currency rates.

I-I-38

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
21.
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT (continued)

i.
Interest rate risk

Interest rate risk is the risk that the future cash flows from a financial instrument will fluctuate due to changes in market interest rates. The Company holds its cash in bank accounts that earn variable interest rates. The Company’s other current financial assets and current financial liabilities are generally not exposed to interest rate risk because of their short-term nature. Drawdowns under the Company’s RCF and amounts due related to equipment under the Company’s MLA are currently at an interest rate benchmarked to CORRA which exposes the Company to interest rate risk. Based on amounts outstanding as at December 31, 2025, a 1% change in interest rates on the Company’s cash in bank accounts and drawdowns under the RCF and MLA would result in a change of approximately $4.9 million in interest incurred on an annualized basis.
ii.
Price risk

As required under the terms of the PLF, the Company entered into the Mandatory Hedge Program for 190,000 ounces of gold. The Company has determined the gold forward sales contracts under the Mandatory Hedge Program meet the criteria for the ‘own use’ exemption under IFRS 9, and as such, they fall outside the scope of financial instrument accounting. During the year ended December 31, 2025, the Company delivered 22,174 ounces under the Mandatory Hedge Program. The remaining gold forward sales contracts under the Mandatory Hedge Program mature as follows at a weighted average price of $2,820 per ounce:
•
During the 12 months ending December 31, 2026 — 68,985 ounces

•
During the 12 months ending December 31, 2027 — 63,307 ounces

•
During the 12 months ending December 31, 2028 — 35,535 ounces

The Company’s future cash flow from mining operations is subject to commodity price risk from fluctuations in the market for prices for gold and silver. The Company may enter commodity hedging contracts from time to time to reduce its exposure to fluctuations in spot commodity prices.
The Company entered into European-style put and call options (“Gold Collars”) for 30,000 ounces of gold with settlement dates between December 2024 and February 2025, to reduce the risk associated with future fluctuations of the price of gold. Gold Collars are generally settled in cash as they expire at each settlement date and were not designated as hedging instruments and as such were recorded as derivative liabilities with changes in fair value recorded in the statements of income (loss). The Gold Collars were subsequently rolled into gold forward sales contracts.
During the year ended December 31, 2025, the Company settled gold forward sales contracts totaling 9,000 ounces, resulting in the recognition of $40.7 million in revenue. Upon settlement, the associated portion of the derivative liability was derecognized, and the full spot market value of the ounces delivered was recognized in revenue. The cash proceeds received reflected the fixed contractual prices under the respective forward sales agreements.
As at December 31, 2025, the Company had outstanding gold forward sales contracts for 21,000 ounces to be settled between February 2026 and May 2026 at a weighted average price of $3,353 per ounce and recognized a derivative liability of $54.9 million (December 31, 2024 — $13.2 million). Based on the gold forward sales contracts outstanding as at December 31, 2025, a 5% change in Canadian dollar-denominated gold forward price curves would result in a change of approximately $2.7 million in the Company’s derivative liability.
For the years ended December 31, 2025 and 2024, the Company recorded unrealized losses of $52.3 million and $13.2 million, respectively, primarily due to increases in the Canadian dollar gold forward price curves.

I-I-39

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
21.
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT (continued)

iii.
Currency risk

The functional currency of the Company is the Canadian dollar. Currency transaction risk is the risk that fluctuations of the Canadian dollar in relation to other currencies may impact the fair value of financial assets or liabilities. As at December 31, 2025, the Company had US dollar denominated cash deposits of US$9.7 million. There were no other significant financial assets or liabilities subject to currency translation risk.
Fair value
A three-level hierarchy for fair value measurements exists based upon the significance of inputs used in making fair value measurements:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices); and

•
Level 3 — Inputs for the asset or liability that are not based on observable market data.

As at December 31, 2025, the carrying value of the Company’s cash and cash equivalents, restricted cash, receivables, as well as accounts payable approximate their fair values due to their short-term nature. The face value of the Company’s long-term debt also approximates its fair value due to a floating interest rate that is linked to a market rate and is considered Level 2 in the hierarchy. The fair value of the Company’s equity investment in VLC is $9.1 million, which was determined using the period-end share price of VLC. The fair value of the gold forward sales contracts arising from rolled Gold Collars is estimated to be a liability of $54.9 million and was determined based on forward price curves for gold denominated in Canadian dollars and is considered to be Level 2 in the hierarchy.
Fair value is based on available public market information or, when such information is not available, estimated using present value or option pricing techniques and assumptions concerning the amount and timing of future cash flows and discount rates which factor in the appropriate credit risk.
22.
CAPITAL MANAGEMENT

Capital includes all components of shareholders’ equity. The Company’s objective in managing capital is to safeguard the Company’s ability to continue as a going concern, to maintain a flexible capital structure which optimizes cost of capital at acceptable risk, and to provide reasonable returns to shareholders. The Company manages the capital structure and makes adjustments in light of changes in economic conditions, foreign exchange rates and the risk characteristics of the Company’s assets. In order to maintain or adjust the capital structure, the Company may issue new shares or sell assets to improve working capital. In order for the Company to meet its obligations and undertake its intended discretionary spending related to the operation and further development of the Blackwater Mine, it may choose to fund such expenditures through future cash flows associated with mining operations, further draws on the RCF, or by other means.

I-I-40

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
23.
SUPPLEMENTAL CASH FLOW INFORMATION

	For the year ended December 31, 2025 $	For the year ended December 31, 2024 $
Non-cash changes in working capital in investing activities:
Mineral property, plant and equipment	(37,828)	63,865
Non-cash investing and financing activities:
Capitalized interest	26,105	64,207
Capitalization of change in asset retirement obligation	71,345	21,682
Capitalization of non-cash component of revenue – Gold Stream	50,503	—
Additions of right of use assets	20,130	112,685
Capitalized depreciation	3,971	14,252
Capitalized share-based payments	20,619	6,770
Capitalized provisions and other non-cash investing and financing activities	14,000	(13,303)

24.
CONTINGENCIES

The Company may become subject to legal proceedings, claims, regulatory investigations and other proceedings in the ordinary course of its business, including the action(s) described below.
On November 20, 2024, Sedgman Canada Ltd. (“Sedgman”) filed a claim of lien pursuant to the Builders Lien Act (British Columbia) alleging unpaid amounts due from BWG, a subsidiary of Artemis Gold, in the amount of $88,967,137 (the “Lien”) and on December 19, 2024, filed a Notice of Civil Claim in the Supreme Court of British Columbia (“Sedgman Claim”) against BWG and Artemis Gold as guarantor, alleging, amongst other claims, breaches of the Engineering, Procurement and Construction Contract. On February 13, 2025, BWG and Artemis Gold filed a Response to Civil Claim and a Counterclaim, opposing all of the claims and allegations made within the Sedgman Claim and Lien, and seeking recovery of losses and damages (the “Counterclaim”), which is based on costs incurred by the Company in excess of $150 million. The losses and damages noted in the Counterclaim were incurred by BWG as a result of Sedgman’s breach of Contract, negligence, and intentional and willful misconduct. On April 9, 2025, Sedgman filed its Response to Counterclaim, denying the claims set out in BWG’s Counterclaim.
The Company believes the allegations made in the Sedgman Claim are without merit, the Company’s Counterclaim is valid and its value significantly exceeds the alleged Sedgman Claim and Lien. Although no assurance can be given with respect to the ultimate outcome of proceedings, the Company does not currently expect that the matter will result in a material net liability and has not recorded any provisions in relation thereto. The Company will continually monitor and re-assess the likelihood and magnitude of any net liability associated with such proceedings.
25.
SUBSEQUENT EVENTS

On February 3, 2026, the Company completed a private placement offering of $450.0 million aggregate principal amount of senior unsecured notes due 2031 (the “Notes”). The Notes were issued at par, bear interest at a rate of 5.625% per annum, and include a standard two-year non-call period. The Notes were issued under a trust indenture and are direct senior unsecured obligations of Artemis Gold, ranking pari passu with all other present and future senior unsecured indebtedness of the Company.

I-I-41

ARTEMIS GOLD INC.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2025 and 2024
(Expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
25.
SUBSEQUENT EVENTS (continued)

As at December 31, 2025, the Company had a $450.1 million outstanding liability under its RCF. The proceeds of the offering disclosed above have been used to refinance amounts outstanding under the RCF and to fund bond issuance-related transaction expenses.

I-I-42

MANAGEMENT’S DISCUSSION AND ANALYSIS
For the year ended December 31, 2025
ARTEMIS GOLD INC.
Dated February 18, 2026

I-I-43

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the year ended December 31, 2025
(All dollar amounts are expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)

1. GENERAL	I-I-45
2. HIGHLIGHTS	I-I-46
3. OUTLOOK	I-I-49
4. RESULTS OF OPERATIONS	I-I-50
5. EXPLORATION	I-I-51
6. FINANCIAL RESULTS	I-I-52
7. SUMMARY OF QUARTERLY RESULTS	I-I-56
8. LIQUIDITY, CAPITAL RESOURCES, CASH FLOWS AND SELECTED ANNUAL INFORMATION	I-I-57
9. TRANSACTIONS BETWEEN RELATED PARTIES	I-I-61
10. OFF-BALANCE SHEET ARRANGEMENTS	I-I-62
11. SUBSEQUENT EVENT	I-I-62
12. OUTSTANDING SHARE DATA	I-I-62
13. CAPITAL MANAGEMENT	I-I-62
14. FINANCIAL INSTRUMENTS AND OTHER INSTRUMENTS	I-I-63
15. CHANGES IN ACCOUNTING POLICIES	I-I-63
16. NON-IFRS MEASURES	I-I-64
17. RISK FACTORS	I-I-69
18. NOTE REGARDING FORWARD-LOOKING INFORMATION	I-I-70

I-I-44

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the year ended December 31, 2025
(All dollar amounts are expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
1.
GENERAL

This management’s discussion and analysis (“MD&A”) is management’s interpretation of the results and financial condition of Artemis Gold Inc. (“Artemis Gold” or the “Company”) for the year ended December 31, 2025, and includes events up to the date of this MD&A. This discussion should be read in conjunction with the Company’s annual audited financial statements for the years ended December 31, 2025 and 2024 (“FY 2025” and “FY 2024”, respectively) and the related notes thereto (the “Annual Financial Statements”) and other corporate filings of the Company, including its most recently filed Annual Information Form (“AIF”), all of which are available under the Company’s profile on SEDAR+ at www.sedarplus.ca. Unless otherwise specified, the Company’s Annual Financial Statements have been prepared in accordance with IFRS Accounting Standards as issued by the International Accounting Standards Board (“IFRS”). This MD&A contains forward-looking information. Please see the section, “Note Regarding Forward-Looking Information” for a discussion of the risks, uncertainties and assumptions used to develop the Company’s forward-looking information. For additional discussion and details of these risks, refer to the risk factors set forth in the Company’s most recently filed AIF, which can be found under the Company’s corporate profile on SEDAR+ at www.sedarplus.ca.
Artemis Gold President Mr. Jeremy Langford, FAUSIMM, a Qualified Person as defined by National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”), has reviewed and approved the scientific and technical information in this MD&A related to EP2 (as defined below) processing plant design, schedule and capital estimate. Artemis Gold Chief Business Development Officer, Mr. Tony Scott, P. Geo., a Qualified Person as defined by NI 43-101, has reviewed and approved all other scientific and technical information in this MD&A.
The Company previously issued a technical report entitled “Blackwater Gold Project, NI 43-101 Technical Report on Updated Feasibility Study” with an effective date of September 10, 2021 (the “2021 Feasibility Study”).
In early 2024, the Company announced the results of an expansion study to optimize the timing of expansion of the Blackwater Gold Mine located in central British Columbia, Canada (“Blackwater” or the “Blackwater Mine”) through the advancing of Phase 2 to year 3 of operations at an increased production capacity of 15 million tonnes per annum (“Mtpa”), and Phase 3 to year 7 of operations at an increased production capacity of 25 Mtpa (the “Expansion Study”).
During Q3 2025, the Company announced plans to upgrade the current Blackwater Mine processing plant (“Phase 1”), increasing nameplate capacity by 33% from 6 million tonnes per year (“Mtpa”) to 8 Mtpa by Q4 2026 (“Phase 1A”). During Q4 2025, The Company announced board approval for an expanded Phase 2 (“EP2”) which is described in more detail under “Growth and development highlights”.
Both the 2021 Feasibility Study and the Expansion Study are available on the Company’s profile at www.sedarplus.ca.
Throughout this MD&A, realized gold price, cash cost and all-in sustaining cost (“AISC”) per gold ounce, AISC margin, AISC margin per gold ounce, earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, adjusted net income, and adjusted earnings per share (“EPS”) are non-IFRS performance measures with no standard meaning under IFRS and may therefore not be comparable to similar measures presented by other issuers. Non-IFRS measures are further discussed in the “Non-IFRS Measures” section of this MD&A.
Certain tables and analyses in this MD&A are presented for the months of May and June 2025, Q3 2025 (defined as July to September 2025), Q4 2025 (defined as October to December 2025), and for the post-commercial production period (defined as the eight months from May through December 2025). This

I-I-45

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the year ended December 31, 2025
(All dollar amounts are expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
presentation is intended to assist readers in interpreting the Company’s results following the achievement of commercial production on May 1, 2025.
The following additional abbreviations may be used within this MD&A: tonnes per day (“tpd”), grams per tonne (“g/t”), Canadian dollar (“CAD$”), United States dollar (“US$”), London Bullion Market Association (“LBMA”), Project Loan Facility (“PLF”), Cost Overrun Facility (“COF”), and revolving credit facility (“RCF”) which are discussed in greater detail in Note 11 of the Annual Financial Statements.
Artemis Gold was incorporated on January 10, 2019 pursuant to the Business Corporations Act (British Columbia) under the name 1193490 B.C. Ltd. The Company’s common shares are traded on the TSX Venture Exchange (“TSXV”) under the symbol “ARTG” and the OTCQX under the symbol “ARGTF”.
The Company’s primary focus is the operation and further development of the Blackwater Mine.
2.
HIGHLIGHTS

Operational highlights
•
Gold production:   During Q4 2025, Blackwater produced a record 68,480 ounces of gold, driven by higher mill feed grades and improved processing recoveries, bringing full year 2025 production to 192,808 ounces, consistent with previously-provided production guidance.

•
AISC:   Q4 2025 AISC was US$925 per ounce of gold sold. During the post-commercial production period, AISC averaged US$869 per ounce of gold sold, consistent with previously provided cost guidance and within the lowest decile of the global cost curve.

•
AISC margin:   During Q4 2025, Blackwater generated an AISC margin of US$2,297 per ounce of gold sold, representing approximately 70% of cash revenue. For the post-commercial production period, AISC margins averaged US$2,293 per ounce of gold sold, or approximately 71% of cash revenue. These margins reflect Blackwater’s low-cost operating position, among the lowest in the industry, and the strong gold price environment during the periods.

•
Recoveries and optimization:   Gold recoveries improved to 88.1% in Q4 2025, up from 84.9% in Q3 2025, reflecting improved ore characteristics as mining extended deeper into the deposit, as well as continued optimization of the mill circuit.

Financial highlights
•
Gold sales and realized price:   During Q4 2025, the Company sold 67,852 ounces; gold ounces sold into the spot market attracted an average realized price of US$4,168 per ounce, compared to the LBMA average of US$4,142 per ounce. For the post-commercial production period, 164,827 ounces were sold; gold ounces sold into the spot market attracted an average realized price of US$3,684 per ounce, compared to the LBMA average of US$3,655 per ounce.

•
Strong operating cash flow:   Cash flow from operating activities, after changes in working capital, was $197.9 million in Q4 2025 and $560.7 million for FY 2025.

•
Earnings performance:   During Q4 2025, the Company reported adjusted EBITDA of $225.5 million and adjusted net income of $145.8 million, or $0.63 per adjusted basic share. For FY 2025, the Company generated adjusted EBITDA of $610.4 million and adjusted net income of $415.1 million, or $1.81 per adjusted basic share.

•
Cash position:   At December 31, 2025 the Company’s cash and cash equivalents totalled $168.1 million.

I-I-46

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the year ended December 31, 2025
(All dollar amounts are expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
•
Bond offering:   On February 3, 2026, the Company closed a $450.0 million offering of senior unsecured notes (the “Offering”). The notes attract a coupon of 5.625% and are due on February 15, 2031. The Company used the net proceeds together with cash on hand to repay in full the balance of the Company’s revolving credit facility. The Company expects to fund both Phase 1A and EP2 entirely from operating cash flows, but having the full RCF available is prudent risk mitigation. The Company may consider reducing the available RCF limit (currently at approximately $685.0 million) in the short to medium term.

•
Inaugural Dividend Policy Adopted:   On February 18, 2026, the Company announced the introduction of a dividend policy (the “Dividend Policy”) as part of the Company’s disciplined capital allocation framework, providing guidance for returning capital to shareholders in a manner that is sustainable, prudent, and consistent with the Company’s growth strategy. Beginning in the second half of 2026, the Company intends to pay a quarterly dividend of $0.05 per share, commencing in the second half of 2026 with two quarterly payments expected in 2026. The Company plans to increase this base quarterly dividend to $0.08 per share in 2027. Beginning in 2027, and in addition to the base quarterly dividend, the Company will also consider potential share buybacks, including the potential implementation of a Normal Course Issuer Bid (“NCIB”). Beginning in 2028 and aligned with progression toward commercial production of the EP2 project, the Company intends to implement a variable dividend in addition to the quarterly base dividend, with each quarterly base dividend to be topped up by a variable amount such that the total amount of dividends will approximate 40% of free cash flow. The divided policy is part of the Company’s evolving capital allocation framework and with all quarterly payments subject to Board approval.

Growth and development highlights
•
EP2 sanction:   In December 2025, the Company announced board approval for the EP2 development of the Blackwater Mine. EP2 represents a significant addition to processing plant capacity from the previously announced Phase 1A project, which is currently in construction, growing from an expected 8 million Mtpa before the end of 2026 to 21 Mtpa before the end of 2028. Once EP2 is in production, the Blackwater Mine is expected to produce an average of 500,000 to 525,000 ounces of gold for the first 10 full years. The full EP2 investment decision is conditional upon receipt of formal confirmation of adequate hydro-electricity supply from BC Hydro, expected in early 2026. The Company estimates that the processing infrastructure for EP2 will be completed at a capital cost of $1.44 billion which compares favourably with prior expansion study estimates and industry benchmarks on a per tonne of throughput capacity basis (EP2 capital intensity $110 per tonne of additional annual throughput). In addition to the estimate of $1.44 billion, the Company expects to incur additional amounts associated with expanding the mine fleet, continuing to progress tailings and water management infrastructure, as well as other site infrastructure upgrades. Annual expenditure estimates for these items will be provided each year (see “Outlook”). EP2 is expected to be funded primarily from operating cash flows and is supported by the Company’s strengthened balance sheet which provides financial flexibility to fund growth.

Early works for EP2 commenced in January 2026, with major works construction scheduled to begin in Q3 2026 and continue for approximately two years. At peak construction, EP2 is expected to generate 1,500 direct construction jobs, plus additional indirect jobs and indirect and induced economic activity. This is in addition to the approximately 900 contractors and direct employees currently working at the Blackwater Mine to operate Phase 1. Once EP2 is completed, the Blackwater Mine is expected to employ approximately 1,200 direct employees and contractors. Based on the Company’s currently approved development plans, including the EP2 project, the following table shows long-term production and cost guidance. Annual guidance for 2026 is discussed in the “Outlook” section of this MD&A.

I-I-47

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the year ended December 31, 2025
(All dollar amounts are expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
Guidance	Units	Expansion period 2026 – 2028	First five full years 2029 – 2034	First 10 full years 2029 – 2038
Annual average gold production	koz/year	275 – 425	500 – 525	500 – 525
Annual average silver production	koz/year	600 – 1,200	2,500 – 3,000	2,000 – 2,500
Annual average gold eq. production	koz/year	285 – 450	520 – 550	510 – 540
All-in sustaining costs	US$/oz Au	$800 – $900	$1,000 – $1,100	$1,000 – $1,100

Note: All-in sustaining costs are presented on an asset level basis and include production costs, selling costs and royalties, sustaining capital costs, equipment finance costs beyond the expansion period, less silver by-product credits and changes in inventory, divided by payable gold ounces. They do not include regional and corporate general and administrative expenses or certain non-cash items, which may be included in future annual guidance. The 2026 guidance figures below include these costs within AISC. The low end of the average annual gold production presented above is intended to represent the approximate midpoint of the 2026 production guidance.
Processing plant throughput rates are expected to average between 8 and 9 Mtpa for the next three years with 2026 expected to be at an annual rate of about 6.5 Mtpa until Phase 1A is fully ramped up by the end of 2026. After the expansion period, the processing plant is expected to run at the full production rate of 21 Mtpa, not including any further optimization potential or future Phase 3 expansion. The EP2 processing plant will comprise a primary gyratory crusher followed by twin secondary cone crushers, housed in stand-alone structures, with conveyors transporting material between each stage. Crushed material will be stored in a covered crushed ore stockpile and conveyed to the Semi-Autogenous Ball Mill Crusher (“SABC”) circuit. The SABC circuit will be used for coarse and fine grinding and will consist of an 18-megawatt (“MW”) semi-autogenous grinding (“SAG”) mill and 18 MW ball mill, with the circuit being closed by cyclones and including a pebble crusher.
Mill recoveries are expected to average 90% for the next three years and then average 93% after the construction of both the Phase 1A and EP2 circuits. Gravity concentration is incorporated into the grinding circuit design using two centrifugal concentrators with an intensive cyanide leach unit used for recovering gold from the gravity concentrate. Two leach and adsorption circuits, which will each consist of both a carbon-in-pulp train and a carbon-in-leach (“CIL”) train will provide for 24-hour residence time of the slurry with gravity flow between the tanks. The loaded carbon will be treated in an AARL elution and electrowinning circuit consisting of two acid wash columns and two elution columns. Electrowinning will be carried out to recover gold and silver from the elution solution, and the resulting metallic values will be dried and smelted into doré bars.
The EP2 processing plant is designed as a separate facility located adjacent to the existing Phase 1 processing plant. This will allow for the segregation of Phase 1 operating activities from EP2 construction activities to ensure minimal disruption to current operations during EP2 construction and commissioning.
•
Phase 1A update:   Since Q3 2025, the Company initiated construction activities for the Phase 1A expansion of the Blackwater Mine. Phase 1A engineering, procurement and construction activities have advanced well during Q4 2025. Some minor components have already been commissioned, the 3.5 MW vertical grinding mill has been ordered, and overall, all 13 procurement packages have been committed. During December 2025, the foundation civil works were advanced for the new CIL pre-aeration and leach tanks and are now complete. Foundation civil works are now progressing for the vertical mill and mill building, with concrete pours for these facilities expected during Q1 2026.

I-I-48

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the year ended December 31, 2025
(All dollar amounts are expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
•
EP2 update:   Front-end engineering and design for EP2 was completed in December 2025, along with detailed project execution plans. Planning activities for early works and construction are well advanced. The Company has already placed orders for several long lead time items, including for the primary grinding mills and construction camps. In September 2025, orders were placed for both an 18 MW SAG mill and an 18 MW ball mill. The ball mill is already fully fabricated due to cancellation by another customer. These orders, along with the dedicated early works phase through Q3 2026, are expected to significantly de-risk the EP2 schedule.

3.
OUTLOOK

The Company expects to produce 265,000 – 290,000 ounces of gold in 2026 at an AISC of US$925 – US$1,025 per ounce sold, which is one of the lowest costs in the industry. Higher grades are expected in the first half of the year as mining progresses towards the bottom of the current pit phases and higher throughput rates expected in the second half of the year as components of the Phase 1A plant expansion come online. The Phase 1A expansion project, which is expected to be completed, commissioned and fully ramped up during the fourth quarter of 2026, will require an estimated 8-day shutdown of the existing plant at the end of Q3 2026 to tie in major components.
Sustaining capital is expected to be around $5 million in 2026. Resource expansion and exploration drilling is expected to be between $15 and $20 million in 2026, with the primary focus on resource expansion drilling on the Blackwater deposit at depth together with the next phase of greenfield exploration drilling in the district.
Total growth capital is expected to be in the range of $670 to $745 million and funded from operating cash flow, which includes $95 to $100 million to finish the Phase 1A expansion, $385 to $435 million to advance the recently announced $1.44 billion EP2 project, and $190 to $210 million of other expansion capital primarily associated with tailings and water expansion projects together with additional equipment for the mining fleet. The early works program on the EP2 project is focused on advancing detailed engineering and design, long-lead equipment and material procurement, earthworks, and camp construction. Major works are expected to commence before the end of the third quarter.
Production and Cost Guidance	2026
Gold production (oz)	265,000 – 290,000
AISC (US$/oz sold)	925 – 1,025
Sustaining capital ($ millions)	5
Resource expansion and exploration ($ millions)	15 – 20
Growth capital
Phase 1A expansion project ($ millions)	95 – 100
EP2 project ($ millions)	385 – 435
Other expansion capital ($ millions)	190 – 210
Total growth capital ($ millions)	670 – 745

I-I-49

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the year ended December 31, 2025
(All dollar amounts are expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
4.
RESULTS OF OPERATIONS

The Company continued its strong health and safety performance and at the end of December 2025 achieved 6.5 million hours worked without a lost-time incident.
The following tables summarize key operating results and unit analysis.
Operating Results	Units	May and June 2025	Q3 2025	Q4 2025	Total: Post- commercial production period
Ore mined	tonnes	4,816,820	6,161,619	6,206,783	17,185,222
Waste mined	tonnes	2,404,651	5,180,117	5,500,707	13,085,475
Strip ratio	waste / ore	0.50	0.84	0.89	0.76
Total mined	tonnes	7,221,471	11,341,736	11,707,490	30,270,697
Milled	tonnes	988,588	1,528,851	1,422,877	3,940,316
Milled	tonnes per day	16,206	16,618	15,466	16,083
Gold grade	grams per tonne	1.34	1.48	1.66	1.51
Gold recoveries(1)%		84.0%	84.9%	88.1%	86.0%
Gold produced	ounces	34,824	60,985	68,480	164,289
Gold sold – spot sales	ounces	24,821	56,400	40,453	121,674
Gold sold – stream deliveries	ounces	3,291	6,463	5,225	14,979
Gold sold – hedge deliveries	ounces	6,000	—	22,174	28,174
Gold sold – total	ounces	34,112	62,863	67,852	164,827

(1)
Gold recoveries include gold recovered in circuit.

Note: Totals may differ due to rounding.
Unit analysis	Units	May and June 2025	Q3 2025	Q4 2025	Total: Post- commercial production period
Cash Cost per gold ounce	CAD$ per ounce	$949	$911	$1,086	$991
Cash Cost per gold ounce	US$ per ounce	$690	$661	$779	$717
AISC per gold ounce	CAD$ per ounce	$1,109	$1,157	$1,290	$1,202
AISC per gold ounce	US$ per ounce	$805	$840	$925	$869
AISC margin per gold ounce	CAD$ per ounce	$2,921	$3,271	$3,204	$3,171
AISC margin per gold ounce	US$ per ounce	$2,122	$2,374	$2,297	$2,293
AISC margin	% of cash revenue	70%	72%	70%	71%
Average realized gold price	CAD$ per ounce	$4,578	$4,806	$5,814	$5,095
Average realized gold price	US$ per ounce	$3,326	$3,489	$4,168	$3,684
As reflected in the table above, the Company continues to optimize Phase 1 operations, with improvements in grades and recoveries during Q4 2025 compared to Q3 2025. Mill feed grade averaged 1.66 g/t gold in Q4 2025, 12% higher than in Q3 2025. Gold recovery in the mill improved to 88.1% in the quarter,

I-I-50

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the year ended December 31, 2025
(All dollar amounts are expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
up from 84.9% in Q3 2025. The increase in recovery was related to both improved ore characteristics as mining extended deeper into the deposit as well as continued optimization of the milling circuit.
Gold production totalled 68,480 ounces in Q4 2025, 164,289 ounces for the post-commercial production period and 192,808 ounces FY 2025. Mill feed grade averaged 1.66 g/t gold, 12% higher than Q3 2025. Sales totalled 67,852 ounces of gold at an average realized price of US$4,168 per ounce for Q4 2025.
Mining operations continued to track to plan, with total tonnes mined in Q4 2025, increasing by 3% compared to Q3 2025. Construction waste material was mined to support tailings storage facility and construction of an expanded ore stockpile pad, and to access higher-grade ore scheduled for processing in 2026.
During Q4 2025, milling operations continued to perform well on an operating hour basis and above the design rate; however, the total tonnage processed was impacted by lower mill availability. The availability of the processing plant during October and November was approximately 82%, primarily due to a planned four-day shutdown to complete the first full re-line of the ball mill in October and as a result of a ball mill motor failure in early November, as previously disclosed. Design and construction deficiencies caused by the Company’s former EPC contractor (Sedgman) are being systematically addressed, with fixes to the issues which caused the majority of the unplanned downtime now largely completed. The availability of the process plant improved to over 93% in December. The mill operated at an average throughput rate of 15,466 tonnes per day or 94% of design capacity for the quarter. The Company continues to target mill throughput at 10% above design capacity on a sustainable basis in advance of the Phase 1A expansion, which is expected to increase annual design throughput by 33% to 8 Mtpa by Q4 2026.
The Company reported AISC of US$925 per ounce of gold sold in Q4 2025 versus US$840 per ounce of gold sold in Q3 2025. The increase in AISC for Q4 2025 compared to Q3 2025 was primarily due to increased reagent consumption associated with both ongoing circuit optimization and the processing of transitional ore that required higher reagent dosages to support recovery performance, as well as higher reagent unit costs. The increase in AISC/oz also reflected higher plant maintenance costs, as the Company corrected for a number of design and construction deficiencies during the quarter. In addition, royalty and participation payments included in AISC increased during the quarter, reflecting higher realized gold prices.
The Company reported AISC of US$869 per gold ounce for the post-commercial production period and an AISC margin of US$2,293 per gold ounce, or CAD$3,171 per gold ounce, representing a margin of 71%. These results place Blackwater in the lowest decile of the global cost curve, with margins among the highest in the industry.
Compared to the Company’s peers, the low AISC reflects, amongst other factors, the benefit of Blackwater’s low strip ratio, as well as comparatively low cost of diesel consumption associated with Blackwater’s hauling activities due to the down-hill haul from the pit to the process plant, stockpile areas and the tailings storage facility. Blackwater also benefits from comparatively low cost of power as the Company invested in a 135km transmission line which connects Blackwater to hydro-electric power.
5.
EXPLORATION

In October 2025, the Company commenced a regional reverse circulation exploration drill program on its approximately 1,500 square kilometre land package surrounding the Blackwater Mine. The initial $5 million program includes 15,000 to 25,000 metres of drilling across up to 150 holes and will continue into 2026, focusing on high-priority targets identified through previous regional exploration work.
Over 30 drill targets within economic trucking distance of the existing processing facilities have been identified and this initial program forms part of a broader 5- to 10-year regional exploration strategy to systematically evaluate the Company’s large and highly prospective land package.

I-I-51

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the year ended December 31, 2025
(All dollar amounts are expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
To date, 33 drill holes totaling approximately 5,100 metres have been completed across six targets within the Emma and Van Tine exploration areas. Early results are encouraging and warrant additional follow-up work in these zones. Drilling was paused at the beginning of December and is expected to resume in February 2026, subject to weather conditions.
6.
FINANCIAL RESULTS

The following information is derived from the Company’s unaudited Interim Financial Statements prepared in accordance with IFRS Accounting Standards applicable to interim financial reporting including IAS 34.
Net income (loss) per share amounts are calculated using the weighted average number of shares outstanding on a basic and diluted basis as determined under IFRS.
The following tables contain selected financial information:
	Q4 2025 $	Q4 2024 $	FY 2025 $	FY 2024 $
Revenue	333,703	—	913,939	—
Cost of sales
Production costs	(80,982)	—	(210,828)	—
Depreciation and depletion	(13,464)	—	(32,453)	—
Gross profit	239,257	—	670,658	—
General and administrative expense	(3,875)	(3,773)	(20,494)	(17,332)
Finance income	729	—	1,432	—
Finance expense	(16,080)	(128)	(65,276)	(482)
Equity loss from investment in associate	(287)	(174)	(522)	(470)
Unrealized change in fair value of derivatives	(12,017)	(4,695)	(52,259)	(13,158)
Income (loss) before income taxes	207,727	(8,770)	533,539	(31,442)
Current income tax expense	(5,569)	—	(15,008)	—
Deferred income tax expense	(68,679)	—	(169,370)	—
Net income (loss) and comprehensive income (loss)	133,479	(8,770)	349,161	(31,442)
Basic net income (loss) per common share	0.58	(0.04)	1.52	(0.15)
Diluted net income (loss) per common share	0.56	(0.04)	1.48	(0.15)
Adjusted net income (loss)	145,783	(3,901)	415,061	(17,814)
Basic adjusted net income (loss) per common share	0.63	(0.02)	1.81	(0.08)
Diluted adjusted net income (loss) per common share	0.61	(0.02)	1.76	(0.08)
EBITDA	236,542	(8,642)	629,836	(30,960)
Adjusted EBITDA	225,496	(3,773)	610,420	(17,332)
Cash flow from (used in) operating activites	197,886	(1,419)	560,706	(8,811)
Cash flow used in investing activities	(94,106)	(79,474)	(391,954)	(453,088)

I-I-52

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the year ended December 31, 2025
(All dollar amounts are expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
Revenue
The Company generated revenue of $333.7 million and $913.9 million in Q4 2025 and FY 2025, respectively, from sales of gold and silver following the initial gold and silver pours in January 2025 at the Blackwater Mine, as outlined below:
	Q4 2025 $	Q4 2024 $	FY 2025 $	FY 2024 $
Revenue (cash)
Gold sold into the spot market	235,180	—	715,097	—
Gold delivered into the Gold Stream	10,712	—	27,188	—
Gold delivered into Mandatory Hedges	62,534	—	62,534	—
Gold delivered into Discretionary Hedges	—	—	30,186	—
	308,426	—	835,005	—
Silver sold into the spot market	577	—	2,700	—
Silver delivered into the Silver Stream	1,350	—	4,037	—
Total revenue (cash)	310,353	—	841,742	—
Revenue (non-cash)
Gold delivered into the Gold Stream – value of 65% discount	19,895	—	50,503	—
Gold delivered into Discretionary Hedges – difference between market price and hedge price	—	—	10,522	—
Silver delivered into the Silver Stream – amortization of deferred revenue	3,455	—	11,172	—
Total revenue (non-cash)	23,350	—	72,197	—
Total revenue (cash and non-cash)	333,703	—	913,939	—
During Q4 2025, the Company sold a total of 67,852 ounces of gold, consisting of 40,453 ounces sold into the spot market, 5,225 ounces delivered into the Gold Stream, and 22,174 ounces delivered into the Mandatory Hedge Program (as discussed and defined below). For the year-to-date period ended December 31, 2025, total gold sales were 189,769 ounces, comprised of 143,506 ounces sold into the spot market, 15,089 ounces delivered into the Gold Stream, 9,000 ounces delivered into gold forward sales contracts (the “Discretionary Hedges”), which do not form part of the Mandatory Hedge Program, and 22,174 ounces delivered into the Mandatory Hedge Program.
Under the Discretionary Hedge program, the Company has outstanding gold forward sales contracts for 21,000 ounces which are currently expected to be settled between February 2026 and May 2026 at a weighted average price of $3,353 per ounce.
The Company previously entered into gold forward sales contracts as required under the terms of the PLF (the “Mandatory Hedge Program”) for 190,000 ounces of gold at a weighted average price of $2,820 per ounce. The Company has determined the gold forward sales contracts under the Mandatory Hedge Program meet the criteria for the ‘own use’ exemption under IFRS 9, and as such, they fall outside the scope of financial instrument accounting. During Q4 2025, the Company delivered 22,174 ounces under the Mandatory Hedge Program. The remaining contracts mature as follows:
•
During the 12 months ending December 31, 2026 — 68,985 ounces

•
During the 12 months ending December 31, 2027 — 63,307 ounces

•
During the 12 months ending December 31, 2028 — 35,534 ounces

I-I-53

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the year ended December 31, 2025
(All dollar amounts are expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
The majority of the Company’s gold sales are made in the spot market, with gold sold at prevailing market prices and proceeds received in full upon settlement. During Q4 2025, the Company achieved an average realized price of US$4,168 per ounce, compared to the LBMA average of US$4,142 per ounce. For the post-commercial production period, the average realized price for gold sales into the spot market was US$3,684 per ounce, compared to the LBMA average of US$3,655 per ounce.
The Discretionary Hedges are classified as derivative financial instruments. Accordingly, the full spot market value of the gold at the time of settlement is recognized in revenue, with a corresponding offset to any previously recorded unrealized liabilities on the balance sheet associated with the respective gold forward sales contracts delivered into. While the Company recognizes the spot price in revenue, it only receives the contractual cash proceeds defined under the forward contract, which may differ from the spot price depending on the contract terms.
The Company recognizes revenue for the Mandatory Hedges in accordance with the contractual cash proceeds.
The Company’s Gold Stream was entered into as part of the consideration for the acquisition of the Blackwater Mine. Under this agreement, the streaming counterparty pays a purchase price equal to 35% of the prevailing US dollar spot price for each gold ounce delivered. The remaining 65% discount is treated as variable consideration under the purchase agreement and is recognized as revenue and as an addition to the carrying value of the Blackwater mineral interest as the ounces are delivered (see Note 10 of the Annual Financial Statements for further detail).
Silver sales in Q4 2025 totalled 144,036 ounces, including 6,688 ounces sold into the spot market and 137,348 ounces delivered under the Silver Stream. For the year-to-date period, silver sales totalled 465,363 ounces, consisting of 48,676 ounces sold into the spot market and 416,687 ounces delivered into the stream.
The “Non-IFRS Measures” section of this MD&A includes a reconciliation of total gold revenue to the calculation of average realized CAD gold price for spot sales for both Q4 2025 and FY 2025. This reconciliation reflects the magnitude of the various cash and non-cash components of gold revenue.
No metal sales occurred during the comparable periods in 2024, as the Blackwater Mine was still in development.
Cost of sales
The Company recorded total cost of sales of $94.4 million in Q4 2025 and $243.3 million year-to-date, reflecting the sales of gold and silver in the current year, as described above. Cost of sales includes direct production costs, depreciation and depletion, royalties and selling costs and changes in inventories to reflect the difference between produced and sold ounces.
From January 2025 to April 2025, prior to the achievement of commercial production, cost of sales was determined based on the valuation of metal inventories using actual costs adjusted to reflect the normal production capacity of the Blackwater Mine. Other ramp-up and commissioning costs incurred during this period were capitalized in accordance with the Company’s accounting policies, including direct materials and labour, a proportionate allocation of overhead, and other construction-related expenditures. Depreciation and depletion of mineral properties and plant assets were not recognized during the pre-commercial production period.
During the post-commercial production period, metals inventories were valued based on actual production costs incurred in the period, and depreciation and depletion of mineral properties and plant assets commenced in line with the transition to commercial operations.

I-I-54

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the year ended December 31, 2025
(All dollar amounts are expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
Finance expense
The Company recorded total finance expense of $16.1 million in Q4 2025 and $65.3 million year-to-date, primarily comprised of interest expense on debt, accretion of deferred revenue, interest on lease liabilities, and specific to the year-to-date period, the derecognition of $13.1 million of previously unamortized deferred financing costs associated with the draw on the RCF and repayment of all principal and accrued interest outstanding under the PLF, COF, and Stand-By Facility in Q3 2025.
Finance expenses incurred during the pre-commercial production period were capitalized as borrowing costs to mineral property, in accordance with IAS 23 Borrowing Costs (see Note 8 of the Annual Financial Statements for total borrowing costs capitalized during FY 2025).
Unrealized change in fair value of derivatives
The unrealized change in fair value of derivatives relates to the Company’s Discretionary Hedges. The Company recorded an unrealized loss of $12.0 million in Q4 2025 and $52.3 million year-to-date, primarily driven by increases in Canadian dollar-denominated gold forward price curves over the respective periods.
Current and deferred income tax expense
The Company is currently subject to the following tax regimes:
a)
BC Mineral Taxes, which is comprised of both a 2% Net Current Proceeds (“NCP”) Tax and a 13% Net Revenue Tax. NCP tax is based on the current period’s gross revenue and operating costs. The Net Revenue Tax takes into account operating profit and is only payable in periods after allowing for the full recovery of capital invested. Payments of the 2% NCP Tax can be deducted from the Net Revenue Tax. Payments under both BC Mineral Taxes are deductible in computing Provincial and Federal Income Taxes.

b)
BC Provincial Income Tax, payable at 12% of taxable income after applicable deductions and tax losses have been exhausted.

c)
Federal Income Tax, payable at 15% of taxable income after applicable deductions and tax losses have been exhausted.

During Q4 2025 and FY 2025, the Company recorded $5.6 million and $15.0 million of current income tax expense, respectively and $68.7 million and $169.4 million of deferred income tax expense, respectively. The current income tax expense relates to the 2% NCP Tax. The deferred income tax expense is related to both Provincial and Federal Income Tax (Q4 2025 and FY 2025 — $50.8 million and $131.1 million, respectively) and the 13% Net Revenue Tax (Q4 2025 and FY 2025 — $17.9 million and $38.3 million, respectively). The deferred income tax expense represents the use of losses and other tax attributes to offset what would otherwise be income subject to current tax. The deferred tax expense was $12.2 million lower than it would have otherwise been due to the recognition of previously unrecognized tax losses and temporary differences.

I-I-55

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the year ended December 31, 2025
(All dollar amounts are expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
7.
SUMMARY OF QUARTERLY RESULTS

The following information is derived from the Company’s unaudited Interim Financial Statements prepared in accordance with IFRS Accounting Standards applicable to interim financial reporting including IAS 34.
	Q4 2025 $	Q3 2025 $	Q2 2025 $	Q1 2025 $
Revenue	333,703	308,105	231,064	41,067
Production costs	(80,982)	(65,908)	(55,386)	(8,552)
Depreciation and depletion	(13,464)	(10,531)	(7,791)	(667)
Finance expense	(16,080)	(34,450)	(14,598)	(148)
General and administrative expense	(3,875)	(6,496)	(5,052)	(5,071)
Unrealized change in fair value of derivatives	(12,017)	(17,605)	(1,731)	(20,906)
Current income tax expense	(5,569)	(6,373)	(3,066)	—
Deferred income tax expense	(68,679)	(56,215)	(43,511)	(965)
Net income (loss)	133,479	110,853	100,186	4,642
Basic net income (loss) per share	0.58	0.48	0.44	0.02
Diluted net income (loss) per share	0.56	0.46	0.43	0.02
Cash dividend declared per share	—	—	—	—
	Q4 2024 $	Q3 2024 $	Q2 2024 $	Q1 2024 $
General and administrative expense	(3,773)	(4,392)	(4,474)	(4,693)
Unrealized change in fair value of derivatives	(4,695)	(5,634)	(1,052)	(1,777)
Net income (loss)	(8,770)	(10,299)	(5,727)	(6,646)
Basic and diluted net income (loss) per share	(0.04)	(0.05)	(0.03)	(0.03)
Cash dividend declared per share	—	—	—	—

Note: Totals may differ to the Annual Financial Statements due to rounding.
During Q1 2025, the Company made its initial sales of gold and silver, recording revenue and cost of sales for the first time. The increase in revenue and production costs through to Q4 2025 reflects the ongoing optimization of the processing facility, as well as increasing realized gold prices over the same period. As the Company began to generate net income, both current and deferred income tax expense increased correspondingly.
Following the commencement of commercial production on May 1, 2025, borrowing costs were recorded to finance expense in the statements of income (loss). Depreciation and depletion of mineral properties and plant assets also commenced, resulting in higher depreciation and depletion expense following May 1, 2025.
In the quarters prior to Q1 2025, fluctuations in the income statement were primarily driven by changes in general and administrative expense which in turn was primarily driven by share-based payment expense, as well as unrealized changes in fair value of derivatives, impacted by increases in Canadian dollar-denominated gold forward price curves, affecting the Company’s Discretionary Hedges.
With the commencement of commercial production in Q2 2025, future quarterly financial results are expected to be more reflective of ongoing operational activities and their corresponding revenue and costs, rather than the non-operational factors that influenced prior periods.

I-I-56

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the year ended December 31, 2025
(All dollar amounts are expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
8.
LIQUIDITY, CAPITAL RESOURCES, CASH FLOWS AND SELECTED ANNUAL INFORMATION

Selected Annual Information
	FY 2025 $	FY 2024 $	FY 2023 $
Revenue	913,939	—	—
Net income (loss)	349,161	(31,442)	(11,445)
Basic net income (loss) per share	1.52	(0.15)	(0.06)
Diluted net income (loss) per share	1.48	(0.15)	(0.06)
Cash dividend declared per share	—	—	—
Liquidity
The Company’s net assets and working capital position were as follows:
	As at December 31, 2025 $	As at December 31, 2024 $	As at December 31, 2023 $
Assets
Cash and cash equivalents	168,104	28,279	156,591
Other current assets	57,826	24,547	10,234
Current assets	225,930	52,826	166,825
Restricted cash	—	—	15,126
Other non-current assets	2,243,877	1,653,582	938,823
TOTAL ASSETS	2,469,807	1,706,408	1,120,774
Liabilities
Other current liabilities	279,734	306,595	57,045
Current liabilities	279,734	306,595	57,045
Non-current liabilities	1,178,072	808,961	482,374
TOTAL LIABILITIES	1,457,806	1,115,556	539,419
NET ASSETS	1,012,001	590,852	581,355
WORKING CAPITAL(1)	(53,804)	(253,769)	109,780

(1)
Working capital is defined as current assets less current liabilities.

I-I-57

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the year ended December 31, 2025
(All dollar amounts are expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
	< 1 year $	1 – 3 years $	4 – 5 years $	> 5 years $	Total $
Accounts payable, accrued liabilities and provisions	164,629	—	—	—	164,629
Lease liabilities	35,850	75,909	56,569	594	168,922
Commitments	166,963	—	—	—	166,963
Long-term debt	—	—	458,000	—	458,000
Interest on long-term debt	22,290	44,279	16,294	—	82,863
Asset retirement obligation	—	—	—	429,417	429,417
Financing obligations	3,967	5,187	—	—	9,154
Total	393,699	125,375	530,863	430,011	1,479,948
As at December 31, 2025, the Company had a working capital deficit of $53.8 million. The working capital deficit included $68.6 million of current liabilities, primarily comprising derivative liabilities and deferred revenue, which are expected to be settled through physical delivery of future production. In addition, financing and equity-settled obligations included $7.5 million of provisions expected to be settled through the issuance of a variable number of common shares. These non-cash or share-settled items materially reduce the portion of current liabilities requiring near-term cash settlement.
Adjusting for the current liabilities that will be settled through physical delivery of future production or settled through issuance of equity, the Company would be in a positive working capital position of $14.8 million as at December 31, 2025.
Subsequent to year end, on February 3, 2026, the Company completed a private placement offering of $450.0 million aggregate principal amount of senior unsecured notes due 2031. The proceeds of the Offering were used to refinance amounts outstanding under the RCF and to fund bond issuance-related transaction expenses. As a result, the Company’s available liquidity under the RCF increased to $685.0 million (of the $700.0 million facility amount), strengthening financial flexibility and extending debt maturities (see Subsequent Event note below). The Company intends to use cash on hand to repay the RCF in full during Q1 2026 and may consider reducing the current RCF limit in the short to medium term.
The Company does not anticipate any liquidity constraints over the next 12 months. Management expects that available liquidity, together with projected cash flows from ongoing mining operations, will be sufficient to meet all contractual obligations and planned expenditures for the foreseeable future. In addition, undrawn capacity under the RCF provides further flexibility as the Company continues to optimize Phase 1 operations and advance near-term expansion initiatives, including Phase 1A and EP2, which the Company intends to fund fully from operating cash flows. There are no principal payments due under the RCF or the senior unsecured notes during the next 12 months.
The Company’s near-term production forecasts are consistent with current reserve and grade control modelling. If certain conditions do not materialize in the manner or timing intended by the Company, the Company may need to fund expenditure from amounts available under the RCF, equity financing or other capital sources.
Contingencies
The Company may become subject to legal proceedings, claims, regulatory investigations and other proceedings in the ordinary course of its business, including the action(s) described below.
On November 20, 2024, Sedgman Canada Ltd. (“Sedgman”) filed a claim of lien pursuant to the Builders Lien Act (British Columbia) alleging unpaid amounts due from BWG, a subsidiary of Artemis Gold, in the

I-I-58

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the year ended December 31, 2025
(All dollar amounts are expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
amount of $88,967,137 (the “Lien”) and on December 19, 2024, filed a Notice of Civil Claim in the Supreme Court of British Columbia (“Sedgman Claim”) against BWG and Artemis Gold as guarantor, alleging, amongst other claims, breaches of the Engineering, Procurement and Construction Contract. On February 13, 2025, BWG and Artemis Gold filed a Response to Civil Claim and a Counterclaim, opposing all of the claims and allegations made within the Sedgman Claim and Lien, and seeking recovery of losses and damages (the “Counterclaim”), which is based on costs incurred by the Company in excess of $150.0 million. The losses and damages noted in the Counterclaim were incurred by BWG as a result of Sedgman’s breach of Contract, negligence, and intentional and willful misconduct. On April 9, 2025, Sedgman filed its Response to Counterclaim, denying the claims set out in BWG’s Counterclaim.
The Company believes the allegations made in the Sedgman Claim are without merit, the Company’s Counterclaim is valid, and its value significantly exceeds the alleged Sedgman Claim and Lien. Although no assurance can be given with respect to the ultimate outcome of proceedings, the Company does not currently expect that the matter will result in a material net liability and has not recorded any provisions in relation thereto. The Company will continually monitor and re-assess the likelihood and magnitude of any net liability associated with such proceedings.
Cash Flows
	Q4 2025 $	Q4 2024 $	FY 2025 $	FY 2024 $
Net cash from (used in) operating activities	197,886	(1,419)	560,706	(8,811)
Net cash used in investing activities	(94,106)	(79,474)	(391,954)	(453,088)
Net cash from (used in) financing activities	(10,970)	98,451	(28,927)	333,587
Change in cash and cash equivalents	92,810	17,558	139,825	(128,312)
Cash and cash equivalents, beginning	75,294	10,721	28,279	156,591
Cash and cash equivalents, ending	168,104	28,279	168,104	28,279
Restricted cash, ending	13,252	20,751	13,252	20,751
Total cash and cash equivalents and restricted cash, ending	181,356	49,030	181,356	49,030
Operating activities
In Q4 2025, the Company reported cash flows from operating activities of $197.9 million, compared to a cash outflow of $1.4 million in Q4 2024. In FY 2025, the Company reported cash flows from operating activities of $560.7 million, compared to a cash outflow of $8.8 million in FY 2024. The improvement in both periods was primarily driven by cash proceeds from gold and silver sales following the commencement of production at the Blackwater Mine, the effect of which was partially offset by the build-up of inventories as the Company ramped up production during 2025.
Investing activities
Net cash used in investing activities totalled $94.1 million in Q4 2025, compared to $79.5 million in Q4 2024.
Cash used in investing activities increased in Q4 2025 compared to Q4 2024. During Q4 2024, the Company was undertaking full scale construction and development activities, which was partially offset by $31.8 million of performance security proceeds received during the period.
In contrast, cash used in investing activities in Q4 2025 primarily reflected Phase 1 deferred capital associated with the tailings storage facility (“TSF”) raise and increased ore stockpile capacity resulting from

I-I-59

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the year ended December 31, 2025
(All dollar amounts are expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
the conversion of material previously classified as waste into low- and medium-grade ore. This conversion, driven by favourable grade control reconciliations, required an accelerated expansion of the ore stockpile and reduced the availability of suitable waste construction material for the TSF lift, necessitating the use of alternative, higher-cost construction materials. Borrow material was sourced primarily from pre-strip areas for future pit phases or within the TSF footprint to maintain the TSF construction schedule, which is expected to provide additional flexibility for future growth and expand ultimate tailings capacity. In addition, the favourable grade control reconciliation is expected to result in fewer tonnes of waste rock being deposited within the TSF, increasing capacity available for future tailings. Investing activities also included expenditures for additional camps and front-end engineering and design work related to Phase 1A and EP2.
In FY 2025, net cash used in investing activities was $392.0 million, compared to $453.1 million in FY 2024. During FY 2024, the Company was undertaking full-scale construction and development activities, which was partially offset by the receipt of $31.8 million of performance security proceeds during the period.
In contrast, FY 2025 investing activities included similar Phase 1 deferred capital and related expenditures as discussed above, and additionally included ongoing rectification works, which will form part of the Company’s counterclaim against its former EPC contractor (see “Contingencies” within Liquidity, Capital Resources, Cash Flows and Selected Financial Information in this MD&A), initial costs associated with a reverse osmosis water treatment plant in compliance with permit requirements, and the construction of the fresh water reservoir.
The decrease in cash used in FY 2025 would have been more pronounced had the Company not made approximately $63.9 million of payments in 2025 related to 2024 expenditures, reflecting treasury management practices implemented prior to production. In addition, certain cash collateral associated with reclamation and environmental bonds issued prior to the initial gold and silver pour in January 2025 and the achievement of commercial production in May 2025 was refunded during the period, further contributing to the overall net decrease in cash used.
Financing activities
The Company recorded net cash used in financing activities of $11.0 million in Q4 2025, compared to net cash provided by financing activities of $98.5 million in Q4 2024. The cash used in Q4 2025 was primarily attributable to $7.8 million of lease payments under the MLA and $5.9 million of interest payments under the RCF. The cash provided by financing activities in the prior period was largely the result of $105 million of proceeds received under the COF and Stand-by Facility, partially offset by interest payments of $5.0 million under the PLF and COF and lease payments of $2.8 million under the MLA.
The Company recorded net cash used in financing activities of $28.9 million in FY 2025, compared to net cash provided by financing activities of $333.6 million in FY 2024. Cash used in FY 2025 primarily reflected planned principal and interest payments totaling $116.6 million under the PLF, COF, and Stand-by Facility, which were made prior to the refinancing into the RCF at the end of September, as well as $20.7 million of lease payments made under the MLA.
The Company also made interest payments of $5.9 million related to the RCF and incurred $9.2 million in financing costs associated with establishing the RCF. These outflows were partially offset by $40.0 million in proceeds from the Stand-by Facility, $43.4 million received from the Silver Stream simplification, and $32.4 million in proceeds from the exercise of stock options.
Use of Proceeds
The following tables include a comparison of the actual use of proceeds to previous disclosures made by the Company.

I-I-60

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the year ended December 31, 2025
(All dollar amounts are expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
On September 26, 2025, the Company executed the RCF with a syndicate of lenders for an aggregate amount of $700 million. Proceeds from the initial RCF drawdown of $458 million were spent in the following manner, as compared with the planned use of proceeds:
Planned Use of Proceeds	Amount $	Actual Use of Proceeds to December 31, 2025	Amount $
Settlement of PLF, COF and Stand-by Facility	448,859	Settlement of PLF, COF and Stand-by Facility	448,859
Financing costs	8,640	Financing costs	8,640
Operation of Blackwater and general working capital	501	Operation of Blackwater and general working capital	501
Total Proceeds	458,000	Total Use of Proceeds	458,000
In January 2025, the Company entered into an agreement to extend its Stand-by Facility and secured an additional $40.0 million in debt funding. Proceeds from the funding were spent in the following manner, as compared with the planned use of proceeds:
Planned Use of Proceeds	Amount $	Actual Use of Proceeds to December 31, 2025	Amount $
Development of Blackwater and general working capital	40,000	Development of Blackwater and general working capital	40,000
In March 2025, the Company agreed to, and received the deposit for, a simplification of its Silver Stream pursuant to which the streaming company provided an additional stream deposit of US$30 million (CAD$43.4 million). Proceeds from the Silver Stream simplification was spent in the following manner, as compared with the planned use of proceeds:
Planned Use of Proceeds	Amount $	Actual Use of Proceeds to December 31, 2025	Amount $
Development of Blackwater and general working capital	43,395	Development of Blackwater and general working capital	43,395

9.
TRANSACTIONS BETWEEN RELATED PARTIES

The Company transacts with key management personnel, who have authority and responsibility to plan, direct and control the activities of the Company and receive compensation for services rendered in that capacity. Amounts paid to related parties were incurred in the normal course of business. Key management consists of the Company’s Executive Chair & Director (Steven Dean), Chief Executive Officer and Director (Dale Andres), President (Jeremy Langford), Chief ESG Officer (Candice Alderson), Chief Financial Officer and Corporate Secretary (Gerrie van der Westhuizen), Chief Business Development Officer (Tony Scott), and Directors (Ryan Beedie, David Black, Lisa Ethans, Elise Rees, and Janis Shandro).
During the pre-commercial production period, a portion of key management compensation was capitalized to mineral property, plant and equipment, depending on the nature of the individuals’ responsibilities. Following the commencement of commercial production, a portion of this compensation is now allocated to the cost of inventory and capital projects, in accordance with the Company’s accounting policies and the function of the roles performed. Salaries, benefits, consulting fees and director’s fees are recorded based on contractual terms while share-based compensation is measured at the fair value of the instruments issued, with the expense recognized over the relevant vesting periods.

I-I-61

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the year ended December 31, 2025
(All dollar amounts are expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
Compensation awarded to key management personnel for the periods presented below was:
	Q4 2025 $	Q4 2024 $	FY 2025 $	FY 2024 $
Salaries and benefits	1,379	544	4,183	2,294
Consulting fees	377	360	1,945	1,605
Director fees	105	149	455	564
Share-based payments	2,682	1,107	13,710	7,737
	4,543	2,160	20,293	12,200
As at December 31, 2025, there were no outstanding amounts payable to key management personnel, other than stock-based compensation liabilities of $6.2 million (December 31, 2024 — $3.3 million).
10.
OFF-BALANCE SHEET ARRANGEMENTS

The Company had no off-balance sheet arrangements as at December 31, 2025, or as at the date hereof, other than those disclosed in Notes 12 and 21 of the Company’s Annual Financial Statements.
11.
SUBSEQUENT EVENT

On February 3, 2026, the Company completed a private placement offering of $450.0 million aggregate principal amount of senior unsecured notes due 2031 (the “Notes”). The Notes were issued at par, bear interest at a rate of 5.625% per annum, and include a standard two-year non-call period. The Notes were issued under a trust indenture and are direct senior unsecured obligations of Artemis Gold, ranking pari passu with all other present and future senior unsecured indebtedness of the Company.
As at December 31, 2025, the Company had approximately $450.1 million outstanding liability under its RCF. The proceeds of the Offering have been used to refinance amounts outstanding under the RCF and to fund bond issuance-related transaction expenses. Following completion of the Offering, the Company remains confident in its previously disclosed capital and operating guidance for 2026, as well as the total estimated cost of the EP2 project, and its ability to fund both through operational cash flow, supported by continued strength in gold prices.
The Company may consider reducing the current RCF limit of $700.0 million in the short to medium term. Its current strategic focus remains on delivering near-term organic growth, and it does not intend to pursue material acquisitions using the proceeds of the Offering or the RCF at this time.
The Offering was well received by a broad base of investors, with total demand of approximately $1.6 billion, representing an oversubscription of more than 3.5 times. Relative to the Company’s existing RCF pricing, the Notes represent a competitive source of long-term fixed-rate debt capital and reduce the Company’s exposure to variable interest rate risk. The Notes have been rated B+ by S&P and BB- by Fitch.
12.
OUTSTANDING SHARE DATA

The authorized capital of Artemis Gold consists of an unlimited number of common shares. As of the date of this report, there were 231,737,939 common shares outstanding, 9,039,919 stock options outstanding, 995,986 restricted share units and 107,400 deferred share units.
13.
CAPITAL MANAGEMENT

Capital includes all components of shareholders’ equity. The Company’s objective in managing capital is to safeguard the Company’s ability to continue as a going concern, to maintain a flexible capital structure

I-I-62

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the year ended December 31, 2025
(All dollar amounts are expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
which optimizes cost of capital at acceptable risk, and to provide reasonable returns to shareholders. The Company manages the capital structure and makes adjustments in light of changes in economic conditions, foreign exchange rates and the risk characteristics of the Company’s assets. In order to maintain or adjust the capital structure, the Company may issue new shares or sell assets to improve working capital. In order for the Company to meet its obligations and undertake its intended discretionary spending related to the operation and further development of the Blackwater Mine, it may choose to fund such expenditures through future cash flows associated with mining operations, further draws on the RCF, or by other means.
14.
FINANCIAL INSTRUMENTS AND OTHER INSTRUMENTS

The Board of Directors has overall responsibility for the establishment and oversight of the Company’s risk management framework.
The Company’s financial instruments consist of cash and cash equivalents, receivables, accounts payable and accrued liabilities, long-term debt, and derivative liabilities.
All financial instruments are initially recorded at fair value and classified as follows: cash and cash equivalents and receivables are classified as financial assets at amortized cost. Accounts payable and long-term debt are classified as financial liabilities and are measured at amortized cost. The Discretionary Hedges, which are derivative financial instruments, are measured at fair value through profit or loss.
Fair value
A three-level hierarchy for fair value measurements exists based upon the significance of inputs used in making fair value measurements:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices); and

•
Level 3 — Inputs for the asset or liability that are not based on observable market data.

As at December 31, 2025, the carrying value of the Company’s cash and cash equivalents, restricted cash, receivables, as well as accounts payable approximate their fair values due to their short-term nature. The face value of the Company’s long-term debt also approximates its fair value due to a floating interest rate that is linked to a market rate and is considered a Level 2 input in the hierarchy. The fair value of the Company’s equity investment in Velocity Minerals Ltd. is $9.1 million, which was determined using the period-end share price. The fair value of the gold forward sales contracts arising from rolled Gold Collars is estimated to be a liability of $54.9 million and was determined based on forward price curves for gold denominated in Canadian dollars and is considered to be Level 2 in the hierarchy.
Fair value is based on available public market information or, when such information is not available, estimated using present value or option pricing techniques and assumptions concerning the amount and timing of future cash flows and discount rates which factor in the appropriate credit risk.
15.
CHANGES IN ACCOUNTING POLICIES

Accounting standards and amendments issued but not yet adopted
•
Amendments to IFRS 9 and IFRS 7, Amendments to the Classification and Measurement of Financial Instruments (“Amendments to IFRS 9 and IFRS 7”): In May 2024, the IASB issued Amendments to IFRS 9 and IFRS 7 which clarify the date of recognition and derecognition of some financial assets and liabilities with a new exception for some financial liabilities settled through an electronic cash

I-I-63

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the year ended December 31, 2025
(All dollar amounts are expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
transfer system, clarify and add further guidance for assessing whether a financial asset meets the solely payments of principal and interest criterion, add new disclosures for certain instruments with contractual terms that can change cash flows such as instruments with features linked to the achievement of environment, social and governance targets; and update the disclosures for equity instruments designated at FVOCI. Amendments to IFRS 9 and IFRS 7 are effective for periods beginning on or after January 1, 2026, with early adoption permitted. The Company has elected to derecognize financial liabilities settled through its electronic cash transfer systems before the settlement date if it has no ability to withdraw, stop or cancel the payment, has lost the practical ability to access the cash as a result of the electronic payment instruction, and the risk of a settlement not occurring is insignificant. The Company has determined the other amendments will not have a material impact.
•
IFRS 18, Presentation and Disclosure in Financial Statements (“IFRS 18”): In April 2024, the IASB issued IFRS 18, which will replace IAS 1. IFRS 18 is effective for periods beginning on or after January 1, 2027, with early adoption permitted. IFRS 18 will require defined categories and subtotals in the statement of income or loss, require disclosure about management-defined performance measures, and adds new principles for aggregation and disaggregation of information. The Company is assessing the impact of this standard on its disclosures. Due to the classification of income and expenses as operating, investing, or financing under IFRS 18, the Company expects changes to its subtotals on the statements of income or loss. The Company is assessing which of its reported performance measures would constitute management-defined performance measures under IFRS 18. The Company continues to assess the impact of IFRS 18 on its disclosures.

16.
NON-IFRS MEASURES

The Company has included certain non-IFRS performance measures throughout this MD&A. These performance measures are employed by management to assess the Company’s operating and financial performance. The Company believes that, in addition to conventional measures prepared in accordance with IFRS, certain investors and stakeholders will use these non-IFRS measures to evaluate the Company’s operating and financial performance. However, these non-IFRS performance measures do not have any standardized meaning and may therefore not be comparable to similar measures presented by other issuers. Accordingly, these non-IFRS performance measures are intended to provide additional information and should not be considered in isolation or as a substitute of performance measures prepared in accordance with IFRS.
Realized gold price
The Company believes average realized gold price is a metric used to better understand the gold price realized from the Company’s sales into the gold spot market, as compared to the market price during the period, such as the market price published by the LBMA. The Company calculates average realized gold price as total gold revenue less revenue from streams and hedges, all divided by total gold ounces sold into the gold spot market (i.e. excluding gold ounces delivered into streams and hedges).
Other companies may calculate this measure differently because of differences in underlying principles, circumstances and policies applied. The Canadian dollar equivalent of the LBMA average gold price was derived using the average monthly exchange rates published by the Bank of Canada.

I-I-64

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the year ended December 31, 2025
(All dollar amounts are expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
	Units	May and June 2025	Q3 2025	Q4 2025	Total: Post- commercial production period	FY 2025
Gold revenue	$000s CAD	155,719	302,655	328,321	786,695	896,030
Gold Stream revenue – Cash	$000s CAD	(5,269)	(11,046)	(10,712)	(27,027)	(27,188)
Gold Stream revenue – Non Cash	$000s CAD	(9,786)	(20,525)	(19,895)	(50,206)	(50,503)
Stream Adjusted Gold Revenue	$000s CAD	140,664	271,084	297,714	709,462	818,339
Discretionary Hedge revenue – Cash	$000s CAD	(20,095)	—	—	(20,095)	(30,186)
Discretionary Hedge revenue – Non Cash	$000s CAD	(6,930)	—	—	(6,930)	(10,522)
Mandatory Hedge revenue – Cash	$000s CAD	—	—	(62,534)	(62,534)	(62,534)
Stream and Hedge Adjusted Gold Revenue	$000s CAD	113,639	271,084	235,180	619,903	715,097
Ounces sold in the period	ounces	34,112	62,863	67,852	164,827	189,769
Ounces sold into the Gold Stream	ounces	(3,291)	(6,463)	(5,225)	(14,979)	(15,089)
Ounces sold into the Discretionary Hedges	ounces	(6,000)	—	—	(6,000)	(9,000)
Ounces sold into the Mandatory Hedges	ounces	—	—	(22,174)	(22,174)	(22,174)
Total ounces sold in the spot market	ounces	24,821	56,400	40,453	121,674	143,506
Average Realized Gold Price – Adjusted for Stream and Hedges (Spot Sales Realized Price)	CAD$ per ounce	$4,578	$4,806	$5,814	$5,095	$4,983
Average FX for the period(2)	CAD$ / US$	0.7264	0.7259	0.7169	0.7230	0.7200
Average Realized Gold Price – Adjusted for Stream and Hedges (Spot Sales Realized Price)	US$ per ounce	$3,326	$3,489	$4,168	$3,684	$3,588
LBMA average gold price(1)	US$ per ounce	$3,315	$3,456	$4,142	$3,655	$3,560
Average FX for the period(2)	CAD$ / US$	0.7264	0.7259	0.7169	0.7230	0.7200
LBMA average gold price(1)	CAD$ per ounce	$4,564	$4,760	$5,778	$5,055	$4,944

(1)
LBMA average gold price for FY 2025 included the months of February through December, as there were no sales in January. LBMA average gold price for post commercial production period and FY 2025 are calculated on a weighted average basis using the total ounces sold in the spot market for the corresponding period.

(2)
Translated amounts may differ due to rounding.

I-I-65

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the year ended December 31, 2025
(All dollar amounts are expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
Cash Cost and AISC per gold ounce
The Company believes Cash Cost is an important statistic used to measure operating performance. The Company calculates Cash Costs as production costs less share-based payments within production costs net of silver revenue, all divided by total gold ounces sold to arrive at a per-ounce figure.
The Company believes AISC more fully defines the total costs associated with producing gold. The Company calculates AISC as the sum of Cash Costs, general administration expense (excluding depreciation), lease payments, share-based payments within production costs, reclamation and closure costs, and sustaining capital, all divided by the gold ounces sold to arrive at a per-ounce figure.
Other companies may calculate these measures differently because of differences in underlying principles and policies applied. Differences may also arise due to a different definition of sustaining capital versus growth capital. The US dollar equivalent was derived using the average monthly exchange rates published by the Bank of Canada.
	Units	May and June 2025	Q3 2025	Q4 2025	Total : Post- commercial production period
Gross production costs	$	55,590	106,706	121,612	283,908
Change in inventories	$	(17,081)	(40,798)	(40,630)	(98,509)
Net production costs	$	38,509	65,908	80,982	185,399
Share-based payments	$	(1,704)	(3,175)	(1,881)	(6,760)
Silver revenue	$	(4,419)	(5,450)	(5,382)	(15,251)
Cash costs	$	32,386	57,283	73,719	163,388
Ounces sold	ounces	34,112	62,863	67,852	164,827
Cash Cost per gold ounce sold	CAD$ per ounce	$949	$911	1,086	$991
Average FX for the period(1)	CAD$ / US$	0.7264	0.7259	0.7169	0.7230
Cash Cost per gold ounce sold	US$ per ounce	$690	$661	$779	$717
Cash costs	$	32,386	57,283	73,719	163,388
General and administrative expense	$	3,704	6,496	3,875	14,075
Depreciation included in general and administrative expense	$	(101)	(158)	(145)	(404)
Lease payments	$	—	5,555	7,773	13,328
Share-based payments	$	1,704	3,175	1,881	6,760
Accretion expense on asset retirement obligation	$	118	281	450	849
Sustaining capital costs	$	7	123	—	130
All-in sustaining costs	$	37,818	72,755	87,553	198,126
Ounces sold	ounces	34,112	62,863	67,852	164,827
AISC per gold ounce sold	CAD$ per ounce	$1,109	$1,157	1,290	$1,202
Average FX for the period(1)	CAD$ / US$	0.7264	0.7259	0.7169	0.7230
AISC per gold ounce sold	US$ per ounce	$805	$840	$925	$869

(1)
Translated amounts may differ due to rounding.

I-I-66

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the year ended December 31, 2025
(All dollar amounts are expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
AISC margin and AISC margin per gold ounce
The Company believes that, in addition to conventional measures prepared in accordance with IFRS, certain investors and other stakeholders use AISC margin and AISC margin per gold ounce sold to evaluate the Company’s performance and ability to generate cash flows and service debt. AISC margin is defined as cash revenue less silver revenue and AISC. AISC margin is divided by the gold ounces sold to arrive at a per-ounce figure.
The following table provides the calculation of AISC margin and AISC margin per gold ounce sold, as calculated by the Company:
	Units	May and June 2025	Q3 2025	Q4 2025	Total : Post- commercial production period
Cash Revenue	$	141,873	283,800	310,353	736,026
Silver Revenue(1)	$	(4,419)	(5,450)	(5,382)	(15,251)
All-in sustaining costs	$	(37,818)	(72,755)	(87,553)	(198,126)
AISC margin	$	99,636	205,595	217,418	522,649
AISC margin(3)	% of cash revenue	70%	72%	70%	71%
Ounces sold	ounces	34,112	62,863	67,852	164,827
AISC margin per gold ounce sold	CAD$ per ounce	$2,921	$3,271	$3,204	$3,171
Average FX for the period(2)	CAD$ / US$	0.7264	0.7259	0.7169	0.7230
AISC margin per gold ounce sold	US$ per ounce	$2,122	$2,374	$2,297	$2,293

(1)
Silver revenue is already accounted for as a by-product credit in determining AISC. As such it is being added back to avoid duplicating the benefit of silver revenue on the AISC margin determination.

(2)
Translated amounts may differ due to rounding.

(3)
Cash revenue on a “US$ per ounce” basis has been determined as US$3,279/oz for Q4 2025 and US$3,229/oz for the post-commercial production period, respectively, based on the gold ounces sold and the respective average FX rates as per the table above. Thus, the AISC margin as a percentage of revenue was 70% for Q4 2025 and 71% for the post-commercial production period.

Capital expenditure for Q4 2025 and FY 2025 reconciles to the Company’s Annual Financial Statements as follows:
	Q4 2025	Q4 2024	FY 2025	FY 2024
Purchases of mineral property, plant and equipment	94,911	113,002	401,371	483,972
Lease payments	7,773	2,798	20,650	5,621
Adjusted for:
Non-cash changes in working capital in investing activities	2,330	12,411	(37,828)	63,865
Total Capital Expenditure	105,014	128,211	384,193	553,458
Capital Expenditure is comprised of:
Sustaining capital	—	—	130	—
Lease payments	7,773	2,798	20,650	5,621
Total sustaining capital and lease payments	7,773	2,798	20,780	5,621

I-I-67

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the year ended December 31, 2025
(All dollar amounts are expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
	Q4 2025	Q4 2024	FY 2025	FY 2024
EP2 capital	24,794	—	24,794	—
Phase 1A capital	9,129	—	11,474	—
Phase 1 deferred capital	63,318	—	178,182	—
Phase 1 capital (pre-commercial production)	—	125,413	148,963	547,837
Total growth capital	97,241	125,413	363,413	547,837
Total Capital Expenditure	105,014	128,211	384,193	553,458

Total Phase 1 deferred capital expenditures during the quarter were primarily related to the tailings storage facility raise and increased ore stockpile capacity resulting from the conversion of material previously classified as waste into low-grade and medium-grade ore. Favourable grade control reconciliations required an accelerated expansion of the ore stockpile and reduced the availability of suitable waste and coarse fill material for the TSF lift, necessitating the use of alternative, higher-cost construction materials. In addition, low-permeability fill required for both stockpile and TSF construction could not be fully sourced from the active mining area, and higher-cost borrow material was utilized to maintain the TSF construction schedule. Borrow material was sourced primarily from pre-strip areas for future pit phases or from within the TSF footprint, which is expected to provide additional flexibility for future growth and expand ultimate tailings capacity. As a result of the favourable grade control reconciliation, fewer tonnes of waste rock are expected to be deposited within the TSF, increasing capacity available to store future tailings.
Phase 1A and EP2 expenditures during the quarter included the purchase of additional camp infrastructure required for Phase 1A and EP2, as well as front-end engineering and design work related to both phases.
On a FY 2025 basis, Phase 1 deferred capital and Phase 1 capital (pre-commercial production) also included rectification works to the processing plant and associated infrastructure related to design deficiencies, which are largely complete, in addition to the activities described above. The cost of these rectification works will form part of the Company’s counterclaim against its former EPC contractor (see “Contingencies” within “Liquidity, Capital Resources, Cash Flows and Selected Financial Information” in this MD&A), FY capital expenditures also included initial costs associated with a reverse osmosis water treatment plant in compliance with permit requirements and the construction of the freshwater reservoir.
EBITDA and Adjusted EBITDA
EBITDA is a metric used to better understand the financial performance of the Company by computing income from business operations without including the effects of capital structure, tax rates and depreciation.
Adjusted EBITDA is EBITDA excluding the effects of non-cash components of revenue, equity income or loss from investment in associate, and unrealized change in fair value of derivatives.
	Q4 2025	Q4 2024	FY 2025	FY 2024
Net income (loss)	133,479	(8,770)	349,161	(31,442)
Adjusted for:
Finance income	(729)	—	(1,432)	—
Finance expense	16,080	128	65,276	482
Current income tax expense	5,569	—	15,008	—

I-I-68

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the year ended December 31, 2025
(All dollar amounts are expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
	Q4 2025	Q4 2024	FY 2025	FY 2024
Deferred income tax expense	68,679	—	169,370	—
Depreciation and depletion	13,464	—	32,453	—
EBITDA	236,542	(8,642)	629,836	(30,960)
Non-cash components of revenue	(23,350)	—	(72,197)	—
Equity (income) loss from investment in associate	287	174	522	470
Unrealized change in fair value of derivatives	12,017	4,695	52,259	13,158
Adjusted EBITDA	225,496	(3,773)	610,420	(17,332)

Adjusted net income and Adjusted EPS
Adjusted net income and adjusted EPS are used by management and investors to measure the underlying operating performance of the Company. Adjusted net income is defined as net income adjusted to exclude specific items that are significant but not reflective of the underlying operating performance of the Company, such as the impact of fair value changes in the value of derivatives, equity loss from investment in associate, and derecognition of unamortized deferred financing costs. Adjusted net income per share amounts are calculated using the weighted average number of shares outstanding on a basic and diluted basis as determined under IFRS.
The following table provides the calculation of adjusted net income and adjusted EPS, as adjusted and calculated by the Company:
	Q4 2025	Q4 2024	FY 2025	FY 2024
Net income (loss) and comprehensive income (loss)	133,479	(8,770)	349,161	(31,442)
Adjusted for:
Equity loss from investment in associate	287	174	522	470
Unrealized change in fair value of derivatives	12,017	4,695	52,259	13,158
Unamortized deferred financing costs derecognized	—	—	13,119	—
Adjusted net income (loss)	145,783	(3,901)	415,061	(17,814)
Weighted average number of common shares outstanding
Basic	232,002,616	225,109,300	229,307,257	211,486,393
Diluted	239,716,029	225,109,300	236,295,037	211,486,393
Adjusted net income (loss) per common share
Basic	0.63	(0.02)	1.81	(0.08)
Diluted	0.61	(0.02)	1.76	(0.08)

17.
RISK FACTORS

The Company’s business, operations and future prospects are subject to significant risks. For details of these risks, refer to the risk factors set forth in the Company’s most recently filed AIF, which can be found under the Company’s corporate profile on SEDAR+ (www.sedarplus.ca). Management is not aware of any significant changes to the risks identified in the Company’s most recently filed AIF nor has the Company’s mitigation of those risks changed significantly since the AIF was filed. These risks could materially affect the

I-I-69

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the year ended December 31, 2025
(All dollar amounts are expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
Company’s business, operations, prospects and share price and could cause actual events to differ materially from those described in forward-looking statements relating to the Company. Additional risks and uncertainties not presently known to the Company or that the Company currently considers immaterial may also impair the business, operations, prospects and share price of the Company. If any of the risks actually occur, the business of the Company may be harmed, and its financial condition and results of operations may suffer significantly.
18.
NOTE REGARDING FORWARD-LOOKING INFORMATION

This MD&A contains certain forward-looking statements and forward-looking information as defined under applicable Canadian and U.S. securities laws. Statements contained in this MD&A that are not historical facts are forward-looking statements that involve known and unknown risks and uncertainties. Any statements that refer to expectations, projections or other characterizations of future events or circumstances contain forward-looking statements. In certain cases, forward-looking statements and information can be identified using forward-looking terminology such as “may”, “will”, “expect”, “intend”, “estimate”, “anticipate”, “believe”, “continue”, “plans”, “potential” or similar terminology. Forward-looking statements and information are made as of the date of this MD&A and include, but are not limited to, statements regarding the future of mining in British Columbia; the contribution of the Blackwater Mine to various stakeholders or the economy; the size of the Blackwater Mine relative to its competitors; opinions of the Province of British Columbia regarding the Blackwater mine and the region; agreements and relationships with Indigenous partners; the strategy, plans, future financial and operating performance of the Blackwater Mine, including (i) estimates of grades, throughput, recoveries, future production and sales; (ii) estimates of future costs, all-in sustaining costs, all-in sustaining cost margins, and growth capital expenditures; (iii) the extent and timing of any exploration programs; (iv) the plans of the Company with respect to optimizing and enhancing current operations, including the expected costs and benefits of work to be undertaken as part of Phase 1A, EP2, and the expected timing of procurement, construction, commissioning and completion works; (v) anticipated life of mine and options to extend, (vi) distributions under the Dividend Policy, and (vii) other financial and operational expectations of the Company with respect to the Blackwater Mine.
These forward-looking statements represent management’s current beliefs, expectations, estimates and projections regarding future events and operating performance, which are based on information currently available to management, management’s historical experience, perception of trends and current business conditions, expected future developments and other factors which management considers appropriate. Such forward-looking statements involve numerous risks and uncertainties and other factors which may cause the actual results, performance or achievements of Artemis to be materially different from any future results, performance or achievements expressed or implied by such forward-looking information. Important risks and other factors that may cause actual results to vary include, without limitation: the timing and receipt of certain approvals; changes in commodity and power prices; changes in interest and currency exchange rates; risks relating to the ability of the Company to accomplish its plans and objectives with respect to the operations, optimization, enhancement and expansion at the Blackwater Mine within the expected timing or at all; risks related to achieving and sustaining nameplate capacity, including unforeseen processing challenges, equipment performance and workforce availability; the risk that production levels and costs differ from expectations; risks related to the timing of certain conditions in connection with the final investment decision of EP2 being met; the timing and receipt of certain required permits and approvals; inaccurate geological and metallurgical assumptions (including with respect to the size, grade and recoverability of mineral resources and mineral reserves); litigation risks (including the anticipated outcome or resolution of ongoing or potential claims and counterclaims, the timing and success of such claims and counterclaims); risks inherent in mineral resource and mineral reserves estimates and results; changes in development or mining plans due to changes in logistical, technical or other factors; unanticipated operational difficulties (including failure of plant, equipment or processes to operate in accordance with specifications, cost escalation, unavailability or unanticipated delays

I-I-70

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the year ended December 31, 2025
(All dollar amounts are expressed in Canadian Dollars, unless otherwise noted. Tables are expressed in thousands of Canadian Dollars, except per share amounts and number of shares.)
to the delivery of materials, resources (including hydropower), plant and equipment or third party contractors, delays in the receipt of government permits and approvals, industrial disturbances, job action, and unanticipated events related to health, safety and environmental matters); changes in governmental regulation of mining operations; political risk, social unrest, social and environmental activities including climate change, weather events, hydrogeological assumptions, water quality estimates and water management infrastructure including the tailings storage facility, water diversion and storage facilities and water treatment plants; risks relating to the Gold Stream and Silver Stream; risks related to Indigenous Groups land claims; risks related to the Sedgman Claim; risks related to the Equipment Lease Facility with Caterpillar Financial Services Limited; changes in general economic conditions or conditions in the financial markets; and other risks related to the ability of the Company to proceed with its plans for the Blackwater Mine; and other risks set out in the Company’s most recent Annual Information Form, which is available on the Company’s website at www.artemisgoldinc.com and on SEDAR+ at www.sedarplus.ca
In making the forward-looking statements in this MD&A, the Company has applied several material assumptions, including without limitation, the assumptions that: market fundamentals will result in sustained mineral demand and prices; any necessary permits, approvals and consents in connection with continued operations, optimization, enhancement and expansion of the Blackwater Mine will be obtained; the continued operation of the Blackwater Mine; that financing for future expansion activities will continue to be available on terms suitable to the Company; sustained commodity prices will continue to make the Blackwater Mine and expansion plans economically viable; and there will not be any unfavourable changes to the economic, political, permitting and legal climate in which the Company operates. Although the Company has attempted to identify important factors that could affect the Company and may cause actual actions, events, or results to differ materially from those described in forward-looking statements, there may be other factors that cause the actual results or performance by the Company to differ materially from those expressed in or implied by any forward-looking statements. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or the financial condition of the Company. Investors should therefore not place undue reliance on forward-looking statements. The Company is under no obligation and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether because of new information, future events or otherwise, except as may be required under applicable securities laws.

I-I-71

CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS
(unaudited)
For the three and six months ended June 30, 2026 and 2025
Expressed in Canadian Dollars, unless otherwise noted

I-I-72

ARTEMIS GOLD INC.
Condensed Consolidated Interim Statements of Financial Position
(Unaudited — Expressed in thousands of Canadian Dollars)
	Notes	As at June 30, 2026 $	As at December 31, 2025 $
Assets
Current assets
Cash and cash equivalents		178,941	168,104
Receivables and prepayments		18,290	13,308
Current portion of inventories	4	43,268	31,266
Derivative assets	16	28,953	—
Restricted cash		15,194	13,252
		284,646	225,930
Non-current assets
Investment in associate		6,373	6,593
Inventories	4	289,127	157,567
Mineral property, plant and equipment	5	2,303,273	2,066,267
Marketable securities	16	17,807	—
Deferred income tax asset		12,350	11,535
Other assets		9,101	1,915
TOTAL ASSETS		2,922,677	2,469,807
Liabilities
Current liabilities
Accounts payable, accrued liabilities and provisions		155,689	164,629
Current portion of lease liabilities	6	29,992	26,537
Accrued interest payable	7	10,194	—
Current portion of deferred revenue	9	18,507	13,710
Derivative liabilities	16	16,641	54,895
Current income tax liability		4,503	9,008
Financing obligations		4,767	10,955
		240,293	279,734
Non-current liabilities
Lease liabilities	6	113,582	116,635
Long-term debt	7	441,160	450,134
Asset retirement obligation	8	134,758	118,691
Deferred revenue	9	311,868	311,041
Deferred income tax liability		342,118	176,672
Financing obligations		3,230	4,899
TOTAL LIABILITIES		1,587,009	1,457,806
Shareholders’ equity
Share capital	10	695,006	684,217
Contributed surplus	10	52,858	50,885
Accumulated other comprehensive income		1,307	3,622
Retained earnings		586,497	273,277
Total Shareholders’ equity		1,335,668	1,012,001
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY		2,922,677	2,469,807
Contingencies (Note 18)
Subsequent event (Note 19)
Approved for Issuance by the Board of Directors:
“Elise Rees”	Director
“Dale Andres”	Director
The accompanying notes are an integral part of the condensed consolidated interim financial statements
I-I-73

ARTEMIS GOLD INC.
Condensed Consolidated Interim Statements of Income and Comprehensive Income
(Unaudited — Expressed in thousands of Canadian Dollars, except per share amounts and number of shares)
	Notes	For the three months ended June 30, 2026 $	For the three months ended June 30, 2025 $	For the six months ended June 30, 2026 $	For the six months ended June 30, 2025 $
Revenue	11	433,584	231,064	748,967	272,131
Cost of sales
Production costs	12	(96,926)	(55,386)	(179,247)	(63,938)
Depreciation and depletion		(12,176)	(7,791)	(25,096)	(8,458)
Gross profit		324,482	167,887	544,624	199,735
General and administrative expense	13	(3,395)	(5,052)	(9,754)	(10,123)
Finance income	14	966	251	2,119	251
Finance expense	14	(15,413)	(14,598)	(31,698)	(14,746)
Equity loss from investment in associate		(61)	6	(220)	(109)
Change in fair value of derivatives	16	(570)	(1,731)	(15,943)	(22,637)
Income before income taxes		306,009	146,763	489,128	152,371
Current income tax expense		(6,101)	(3,066)	(11,277)	(3,066)
Deferred income tax expense		(100,888)	(43,511)	(164,631)	(44,476)
Net income		199,020	100,186	313,220	104,829
Other comprehensive loss
Items that will not be reclassified to net income or loss:
Change in fair value of marketable securities		(2,315)	—	(2,315)	—
Net income and other comprehensive income		196,705	100,186	310,905	104,829
Net income per common share
Basic	10	0.85	0.44	1.34	0.46
Diluted	10	0.83	0.43	1.31	0.45
Weighted average number of common shares outstanding
Basic	10	234,036,481	228,071,254	233,418,662	226,781,701
Diluted	10	240,257,855	235,268,210	239,750,776	233,457,530
The accompanying notes are an integral part of the condensed consolidated interim financial statements
I-I-74

ARTEMIS GOLD INC.
Condensed Consolidated Interim Statements of Changes in Equity
(Unaudited — Expressed in thousands of Canadian Dollars, except number of shares)
	Notes	Share capital		Contributed surplus $	Accumulated other comprehensive income $	Retained earnings $	Total shareholders’ equity $
		Number of shares #	Amount $
Balance – January 1, 2026		231,493,605	684,217	50,885	3,622	273,277	1,012,001
Exercise of stock options	10	1,455,323	13,234	(4,362)	—	—	8,872
Settlement of restricted share units	10	171,517	(2,445)	(3,966)	—	—	(6,411)
Share-based payments	10	—	—	10,301	—	—	10,301
Net income		—	—	—	—	313,220	313,220
Other comprehensive loss		—	—	—	(2,315)	—	(2,315)
Balance – June 30, 2026		233,120,445	695,006	52,858	1,307	586,497	1,335,668
	Notes	Share capital		Contributed surplus $	Accumulated other comprehensive income $	Retained earnings (deficit) $	Total shareholders’ equity $
		Number of shares #	Amount $
Balance – January 1, 2025		225,252,978	630,997	32,117	3,622	(75,884)	590,852
Exercise of stock options	10	4,981,588	39,220	(12,564)	—	—	26,656
Settlement of restricted share units	10	161,173	1,164	(1,164)	—	—	—
Share-based payments	10	—	—	6,581	—	—	6,581
Shares reserved		—	—	19,300	—	—	19,300
Net income		—	—	—	—	104,829	104,829
Balance – June 30, 2025		230,395,739	671,381	44,270	3,622	28,945	748,218
The accompanying notes are an integral part of the condensed consolidated interim financial statements
I-I-75

ARTEMIS GOLD INC.
Condensed Consolidated Interim Statements of Cash Flows
(Unaudited — Expressed in thousands of Canadian Dollars)
	Notes	For the three months ended June 30, 2026 $	For the three months ended June 30, 2025 $	For the six months ended June 30, 2026 $	For the six months ended June 30, 2025 $
Operating activities
Net income		199,020	100,186	313,220	104,829
Items not involving cash:
Depreciation and depletion	5	12,304	8,616	25,363	8,786
Share-based payments	10, 12, 13, 15	1,350	5,531	6,190	7,597
Finance expense, net	14	14,447	14,347	29,579	14,495
Non-cash component of revenue – Silver Stream	9, 11	(3,413)	(3,938)	(6,602)	(3,938)
Non-cash component of revenue – Gold Stream	9, 11	(24,228)	(10,084)	(45,728)	(10,084)
Non-cash component of revenue – settlement of derivatives	11, 16	(20,429)	(10,522)	(46,851)	(10,522)
Equity loss from investment in associate		61	(6)	220	109
Change in fair value of derivatives	16	570	1,731	15,943	22,637
Deferred income tax expense		100,888	43,511	164,631	44,476
Net changes in non-cash operating assets and liabilities:
Accounts payable, accrued liabilities and provisions		(11,563)	62,246	(8,368)	63,802
Current income tax liability		6,101	3,066	11,277	3,066
Receivables and prepayments		(5,765)	(4,724)	(4,983)	(4,112)
Inventories	4	(52,417)	(24,822)	(102,763)	(42,000)
Income taxes paid		(9,455)	—	(15,782)	—
Net cash provided by operating activities		207,471	185,138	335,346	199,141
Investing activities
Purchases of mineral property, plant and equipment		(137,027)	(146,469)	(232,793)	(236,591)
Investment in derivative assets		(36,298)	—	(36,298)	—
Investment in marketable securities		(20,122)	—	(20,122)	—
Restricted cash		(1,837)	(1,439)	(1,942)	3,950
Interest received		966	354	2,119	737
Net cash used in investing activities		(194,318)	(147,554)	(289,036)	(231,904)
Financing activities
Proceeds from Senior Unsecured Notes	7	—	—	450,000	—
Principal payments on RCF	7	—	—	(458,000)	—
Interest payments on RCF	7	—	—	(2,532)	—
Financing costs on long-term debt	7	(134)	—	(9,427)	(425)
Lease payments	6	(8,691)	(4,150)	(15,790)	(7,322)
Exercise of stock options	10	2,122	24,247	8,872	26,656
Settlement of restricted share units		(19)	—	(6,411)	—
Proceeds from project loan facilities		—	—	—	40,000
Principal payments on project loan facilities		—	(26,719)	—	(26,719)
Interest payments on project loan facilities		—	(7,326)	—	(16,240)
Proceeds from streaming arrangements		—	—	—	43,395
Financing obligations		(1,218)	—	(1,218)	—
Other financing costs		(760)	—	(967)	—
Net cash (used in) provided by financing activities		(8,700)	(13,948)	(35,473)	59,345
Change in cash and cash equivalents		4,453	23,636	10,837	26,582
Cash and cash equivalents, beginning		174,488	31,225	168,104	28,279
Cash and cash equivalents, ending		178,941	54,861	178,941	54,861
Supplemental cash flow information (Note 17)
The accompanying notes are an integral part of the condensed consolidated interim financial statements
I-I-76

ARTEMIS GOLD INC.
Notes to the Condensed Consolidated Interim Financial Statements
For the three and six months ended June 30, 2026 and 2025
(Unaudited — Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
1.
NATURE OF OPERATIONS

Artemis Gold Inc. (“Artemis Gold” or the “Company”) was incorporated under the Business Corporations Act (British Columbia) on January 10, 2019. The Company is a gold and silver producer focused on the operation and further development of its flagship asset, the Blackwater Gold Mine (“Blackwater” or the “Blackwater Mine”) in central British Columbia, Canada. The Company poured its first gold and silver from the Blackwater Mine on January 29, 2025 and achieved commercial production on May 1, 2025. The Company’s common shares are traded on the TSX Venture Exchange (“TSXV”) under the symbol “ARTG”.
The Company operates a single reportable segment, being the operation and management of the Blackwater Mine. All of the Company’s non-current assets are located in Canada.
The Company maintains its head office at 595 Burrard Street, Suite 3083, Vancouver, B.C., Canada. The Company’s registered and records office is located at 1133 Melville Street, Suite 3500, Vancouver, B.C., Canada.
2.
BASIS OF PREPARATION

Basis of preparation and measurement
These unaudited condensed consolidated interim financial statements (“Interim Financial Statements”) have been prepared in accordance with IFRS Accounting Standards as issued by the International Accounting Standards Board applicable to the preparation of interim financial statements, including International Accounting Standard 34, Interim Financial Reporting (“IAS 34”). They do not include all of the information and notes required by IFRS Accounting Standards as issued by the International Accounting Standards Board (“IFRS Accounting Standards”) for full annual financial statements and should be read in conjunction with the Company’s audited annual consolidated financial statements as at and for the years ended December 31, 2025 and 2024 (“Annual Financial Statements”). The accounting policies applied in the preparation of these Interim Financial Statements are consistent with those applied and disclosed in the Annual Financial Statements.
These Interim Financial Statements have been prepared on a historical cost basis, except for certain financial instruments which have been measured at fair value. These Interim Financial Statements are presented in Canadian dollars, which is the functional currency of the Company and its subsidiaries. References to “US$” are for United States Dollars
These Interim Financial Statements were approved by the board of directors on August 5, 2026.
Basis of consolidation
These Interim Financial Statements include the accounts of the Company and its wholly-owned subsidiaries, BW Gold Ltd. (“BWG”) and 1337890 B.C. Ltd., all of which are domiciled in Canada. All inter-company balances, transactions, income and expenses have been eliminated upon consolidation.
Accounting standards adopted as of January 1, 2026
•
Amendments to IFRS 9 and IFRS 7, Amendments to the Classification and Measurement of Financial Instruments (“Amendments to IFRS 9 and IFRS 7”): In May 2024, the IASB issued Amendments to IFRS 9 and IFRS 7 which clarify the date of recognition and derecognition of some financial assets and liabilities with a new exception for some financial liabilities settled through an electronic cash transfer system, clarify and add further guidance for assessing whether a financial asset meets the solely payments of principal and interest criterion, add new disclosures for certain instruments with

I-I-77

ARTEMIS GOLD INC.
Notes to the Condensed Consolidated Interim Financial Statements
For the three and six months ended June 30, 2026 and 2025
(Unaudited — Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
2.
BASIS OF PREPARATION (continued)

contractual terms that can change cash flows such as instruments with features linked to the achievement of environment, social and governance targets; and update the disclosures for equity instruments designated at Fair value through other comprehensive income (“FVOCI”). Amendments to IFRS 9 and IFRS 7 are effective for periods beginning on or after January 1, 2026, with early adoption permitted. For financial liabilities settled in cash using an electronic payment system, we applied the election to deem these financial liabilities to be discharged before the settlement date. The amendment has been applied retrospectively with no restatement of comparative information, in accordance with transition requirements on initial application of IFRS 9, and adoption did not have a material impact on our condensed consolidated interim financial statements. The Company has determined the other amendments did not have a material impact.
Accounting standards issued but not yet adopted
•
IFRS 18, Presentation and Disclosure in Financial Statements (“IFRS 18”): In April 2024, the IASB issued IFRS 18, which will replace IAS 1. IFRS 18 is effective and will be applied retrospectively for periods beginning on or after January 1, 2027, with early adoption permitted. IFRS 18 will require defined categories and subtotals in the statement of income or loss, require disclosure about management-defined performance measures, and adds new principles for aggregation and disaggregation of information. The Company is assessing the impact of this standard on its disclosures. Due to the classification of income and expenses as operating, investing, or financing under IFRS 18, the Company expects changes to its subtotals on the statements of income or loss. The Company is assessing which of its reported performance measures would constitute management-defined performance measures under IFRS 18. The Company continues to assess the impact of IFRS 18 on its disclosures.

3.
SIGNIFICANT ACCOUNTING JUDGMENTS AND ESTIMATES

The Company’s interim results are not necessarily indicative of its results for a full year. The significant accounting policy judgments and areas of estimation uncertainty that applied in the preparation of these Interim Financial Statements are consistent with those applied and disclosed in Notes 4 and 5 of the Annual Financial Statements.
4.
INVENTORIES

	June 30, 2026 $	December 31, 2025 $
Stockpiled ore	301,844	166,048
Gold in circuit	6,013	7,329
Finished goods	1,018	3,601
Materials and supplies	23,520	11,855
Closing balance	332,395	188,833
Less: current portion	(43,268)	(31,266)
Non-current portion	289,127	157,567
Non-current inventories represent stockpiled ore that is not expected to be processed within the next 12 months. As at June 30, 2026 and December 31, 2025, $94.5 million and $55.7 million, respectively, of depreciation and depletion was included in inventory.

I-I-78

ARTEMIS GOLD INC.
Notes to the Condensed Consolidated Interim Financial Statements
For the three and six months ended June 30, 2026 and 2025
(Unaudited — Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
5.
MINERAL PROPERTY, PLANT AND EQUIPMENT

	Mineral property $	Construction- in-progress $	Property, plant and equipment $	Right of use assets $	Total $
COST
Balance, January 1, 2025	742,295	777,966	8,220	135,636	1,664,117
Additions	302,441	246,359	1,286	20,130	570,216
De-recognition of variable consideration payable (Note 9)	(55,833)	—	—	—	(55,833)
Transfers	209,117	(846,042)	637,878	(953)	—
Balance, December 31, 2025	1,198,020	178,283	647,384	154,813	2,178,500
Additions	64,387	222,694	1,662	12,392	301,135
Transfers	105,468	(109,424)	3,956	—	—
Balance, June 30, 2026	1,367,875	291,553	653,002	167,205	2,479,635
Balance, January 1, 2025	—	—	(5,307)	(14,299)	(19,606)
Depreciation	(57,868)	—	(8,757)	(26,002)	(92,627)
Balance, December 31, 2025	(57,868)	—	(14,064)	(40,301)	(112,233)
Depreciation and depletion	(45,085)	—	(5,510)	(13,534)	(64,129)
Balance, June 30, 2026	(102,953)	—	(19,574)	(53,835)	(176,362)
NET BOOK VALUE
Balance, December 31, 2025	1,140,152	178,283	633,320	114,512	2,066,267
Balance, June 30, 2026	1,264,922	291,553	633,428	113,370	2,303,273
Total depreciation recognized during the six months ended June 30, 2026 and 2025 was $64.1 million and $31.5 million, respectively, of which $25.4 million and $8.8 million, respectively, was expensed in the statements of income during the six months ended June 30, 2026 and 2025.
The additions to mineral property during the six months ended June 30, 2026 and 2025 includes $14.9 million and $31.8 million, respectively, in changes in the asset retirement obligation estimate (Note 8) and $45.7 million and $10.1 million, respectively, as a result of the 65% discount on gold ounces delivered into the Gold Stream (Note 9b).
During the six months ended June 30, 2026 and 2025, the Company capitalized borrowing costs of $nil and $26.1 million, respectively, to mineral property, plant and equipment. During the six months ended June 30, 2026 and 2025, the Company capitalized depreciation of $nil and $6.2 million, respectively, to mineral property, plant and equipment. During the six months ended June 30, 2026 and 2025, the Company capitalized share-based payments of $2.9 million and $20.0 million, respectively, to mineral property, plant and equipment. Following the commencement of commercial production on May 1, 2025, the Company ceased capitalizing borrowing costs related to Phase 1 construction and certain depreciation related to assets used in mine construction.
6.
LEASE LIABILITIES

The Company’s lease liabilities are primarily related to the mobile equipment fleet at the Blackwater Mine under the mobile equipment master lease agreement (“MLA”). The Company’s lease liabilities have interest rates that vary between 5.3% to 8.0%.

I-I-79

ARTEMIS GOLD INC.
Notes to the Condensed Consolidated Interim Financial Statements
For the three and six months ended June 30, 2026 and 2025
(Unaudited — Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
6.
LEASE LIABILITIES (continued)

	For the six months ended June 30, 2026 $	For the year ended December 31, 2025 $
Opening balance	143,172	132,647
Additions	12,392	20,130
Lease payments	(15,790)	(20,650)
Interest	3,800	11,045
Closing balance	143,574	143,172
Less: current portion	(29,992)	(26,537)
Non-current portion	113,582	116,635
Future scheduled lease payments, comprising principal and interest, are disclosed in Note 16.
7.
LONG-TERM DEBT

Senior Unsecured Notes
On February 3, 2026, the Company closed a private placement offering of $450.0 million aggregate principal amount of senior unsecured notes due February 15, 2031 (the “Notes”). The Notes bear interest at the rate of 5.625% per annum, which is payable semi-annually. The Company has the option to redeem all or part of the Notes at any time on or after February 15, 2028. The Notes were issued at par under a trust indenture and are direct senior unsecured obligations of the Company ranking equal with all other present and future senior unsecured indebtedness of the Company.
The proceeds from the senior unsecured notes were used to refinance the amounts outstanding under the RCF and pay transaction costs related to Notes issuance.
The Company incurred $9.4 million in transaction costs, consisting of underwriting, legal, and other financing expenses related to the Notes. This amount had been recorded as a part of the amortized cost of long-term debt and will be amortized over the term of the Notes on an effective interest rate basis. Taking into account the financing costs, the effective interest on the Notes is 6.06%.
Revolving Credit Facility
On September 26, 2025, the Company executed a credit agreement with a syndicate of lenders for a revolving credit facility (the “RCF”) for an aggregate amount of $700.0 million. The term of the RCF is four years, maturing on September 26, 2029, with an annual rolling extension. Amounts that are borrowed under the RCF will incur variable interest based on Term Canadian Overnight Repo Rate Average (“CORRA”) plus a margin ranging from 2.25% to 3.25%, determined based on the Company’s ratio of Net Debt to adjusted EBITDA. There is a standby fee charged on the undrawn loan balance which rate ranges from 0.506% to 0.731%, depending on the Company’s leverage ratio. As at June 30, 2026, the full $700 million under the facility is available for future potential drawdowns.
Covenants
As at June 30, 2026, the Company was in compliance with its long-term debt covenants.
The following table summarizes the balance of long-term debt for the period-ends presented:

I-I-80

ARTEMIS GOLD INC.
Notes to the Condensed Consolidated Interim Financial Statements
For the three and six months ended June 30, 2026 and 2025
(Unaudited — Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
7.
LONG-TERM DEBT (continued)

	June 30, 2026 $	December 31, 2025 $
Senior Unsecured Notes	451,354	—
Revolving Credit Facility	—	450,134
Total – closing balance	451,354	450,134
Less: Accrued interest payable	(10,194)	—
Closing balance, excluding accrued interest payable	441,160	450,134
The following table summarizes the changes to long-term debt for the periods presented:
	For the six months ended June 30, 2026 $	For the year ended December 31, 2025 $
RCF – Opening balance	450,134	—
Proceeds received on drawdowns	—	458,000
Interest expense	2,042	6,403
Interest payments	(2,532)	(5,913)
Principal payments	(458,000)	—
Financing costs	—	(8,823)
Amortization of financing costs	360	467
De-recognition of financing costs	7,996	—
RCF – Closing balance	—	450,134
Senior Unsecured Notes – Opening balance		—
Proceeds received	450,000	—
Interest expense	10,194	—
Financing costs	(9,427)	—
Amortization of financing costs	587	—
Senior Unsecured Notes – Closing balance	451,354	—
Total – Closing balance	451,354	450,134

I-I-81

ARTEMIS GOLD INC.
Notes to the Condensed Consolidated Interim Financial Statements
For the three and six months ended June 30, 2026 and 2025
(Unaudited — Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
8.
ASSET RETIREMENT OBLIGATION

Carrying amount $
Balance, January 1, 2025	46,300
Accretion expense	1,046
Change in obligation estimate	71,345
Balance, December 31, 2025	118,691
Accretion expense	1,132
Change in obligation estimate	14,935
Balance, June 30, 2026	134,758
As at June 30, 2026 and December 31, 2025, the inflation rate assumption for mine closure activities was 2.19% per annum and for post-closure water management and monitoring activities was 2.00% per annum. The discount rate assumption for mine closure activities was 3.77% per annum (December 31, 2025 — 3.85% per annum) and for post-closure water management and monitoring activities was 4.42% per annum (December 31, 2025 — 4.57% per annum). The Company distinguishes between mine closure and post-closure activities due to the long duration of time of future cash flows related to the post-closure water management and monitoring activities.
As at June 30, 2026, the Company had surety bonds totaling $268.5 million (December 31, 2025 — $224.6 million), which were primarily for reclamation and environmental security.
9.
DEFERRED REVENUE

	Silver Stream $	Gold Stream Amendment $	Total $
Balance, January 1, 2025	210,892	58,605	269,497
Deposits	43,395	—	43,395
Accretion	19,222	3,809	23,031
Deferred revenue recognized	(11,172)	—	(11,172)
Balance, December 31, 2025	262,337	62,414	324,751
Less: current portion	(13,710)	—	(13,710)
Non-current portion	248,627	62,414	311,041
Balance, January 1, 2026	262,337	62,414	324,751
Accretion	10,230	1,996	12,226
Deferred revenue recognized	(6,602)	—	(6,602)
Balance, June 30, 2026	265,965	64,410	330,375
Less: current portion	(18,507)	—	(18,507)
Non-current portion	247,458	64,410	311,868

a)
Silver Stream

The Company entered into a Silver Stream Precious Metals Purchase Agreement (the “Silver Stream”) with a streaming company. Under the terms of the Silver Stream:

I-I-82

ARTEMIS GOLD INC.
Notes to the Condensed Consolidated Interim Financial Statements
For the three and six months ended June 30, 2026 and 2025
(Unaudited — Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
9.
DEFERRED REVENUE (continued)

•
The streaming company made upfront deposit payments in cash of US$140.8 million, payable in tranches during the major works construction of the Blackwater Mine, subject to certain conditions;

•
The streaming company will purchase 50% of the silver production from the mineral reserves of Blackwater until approximately 18 million ounces of silver have been delivered, after which the stream reduces to 33% of the silver production for the LOM;

•
The Silver Stream will be settled by Blackwater delivering silver metal to the streaming company; and

•
As silver deliveries are made under the Silver Stream, the streaming company will make payments equal to 18% of the spot silver prices until the upfront deposit payment is reduced to zero, and 22% of the spot silver prices thereafter.

The upfront deposits received are accounted for as deferred revenue with a significant financing component. The upfront deposits have been used by the Company to fund the development and construction of the Blackwater Mine. The deferred revenue is being accreted to reflect the significant financing component at a pre-tax rate of 8%, being the estimated rate implicit to the Silver Stream.
In March 2025, the Company agreed to, and received the deposit for, a simplification of its Silver Stream pursuant to which the streaming company provided an additional stream deposit of US$30.0 million. The Company determined the simplification was a contract modification to the existing Silver Stream for which silver deliveries had not yet commenced and was accounted for as additional deferred revenue related to the original stream. The simplification did not impact the Company’s conclusion that the Silver Stream meets the criteria of the ‘own use’ exemption under IFRS 9, Financial Instruments (“IFRS 9”) and therefore falls outside the scope of financial instrument accounting.
The Silver Stream Agreement is a subordinated secured obligation of the Company, and its subsidiaries.
The current portion of deferred revenue related to the Silver Stream is based on the forecasted silver ounce production of Blackwater for the next twelve months.
During the three and six months ended June 30, 2026, the Company recognized $5.8 million and $12.1 million, respectively (three and six months ended June 30, 2025 — $5.2 million) of revenue of which $3.4 million and $6.6 million, respectively, was deferred revenue recognized in relation to deliveries of silver under the Silver Stream (three and six months ended June 30, 2025 — $3.9 million).
b)
Gold Stream and Gold Stream Amendment

As part of the consideration associated with the original acquisition of Blackwater, the Company entered into a gold stream arrangement (the “Gold Stream”) with the following attributes:
•
The streaming company would receive a percentage of gold production from the Blackwater Mine as follows: 8% until 279,908 refined gold ounces (the “Original Threshold Amount”) are delivered to and purchased by the streaming company, then 4% thereafter for the LOM. See below regarding the Amended Threshold Amount; and

•
The streaming company will pay a purchase price equal to 35% of the US$ spot price for the gold ounces received. The 65% discount given will be recorded as an increase to the cost of the asset when incurred as variable consideration for the acquisition.

Subsequently, the Company entered into a separate amendment of the Gold Stream (the “Gold Stream Amendment”). The terms of the Gold Stream Amendment remain largely the same as the Gold Stream, with the main changes being:

I-I-83

ARTEMIS GOLD INC.
Notes to the Condensed Consolidated Interim Financial Statements
For the three and six months ended June 30, 2026 and 2025
(Unaudited — Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
9.
DEFERRED REVENUE (continued)

•
The streaming company made upfront deposit payments in cash of US$40 million, payable in tranches during the major works construction of the Blackwater Mine, subject to certain conditions;

•
The Original Threshold Amount is increased to 464,000 refined gold ounces (the “Amended Threshold Amount”), resulting in the Company delivering approximately 92,000 additional gold ounces to the streaming company, starting in 2033 based on the current life of mine plan; and

•
The Gold Stream Amendment will be settled by Blackwater delivering gold metal to the streaming company.

The upfront deposit amounts related to the Gold Stream Amendment are accounted for as deferred revenue with a significant financing component, with the related accretion expense being capitalized to mineral property until the Blackwater Mine is operating in a manner intended by management. The proceeds from the Gold Stream Amendment have been used by the Company to fund the development and construction of the Blackwater Mine. The deferred revenue associated with the Gold Stream Amendment is being accreted to reflect the significant financing component at a pre-tax rate of 6.5%, being the estimated rate implicit to the Gold Stream Amendment.
The Company and its subsidiaries have provided security in favour of the streaming company in respect of their obligations under the Gold Stream and Gold Stream Amendment. The streaming company also has a subordinated security interest over substantially all properties and assets of the Company and its subsidiaries and over the mining rights comprising the Blackwater Mine.
As the deliveries of the Amended Threshold Amount are not expected to begin until 2033, the entire amount of the deferred revenue related to the Gold Stream Amendment is recorded as non-current as of June 30, 2026.
10.
EQUITY

a)
Stock options

The Company may grant stock options to its directors, executive officers, employees and consultants to acquire a maximum number of common shares equal to 10% of the total issued and outstanding common shares of the Company exercisable for a period of up to 10 years from the date of grant, subject to vesting conditions.
The Company uses the Black Scholes option pricing model to determine the fair value of stock options granted. As at June 30, 2026, the Company had the following stock options outstanding and exercisable:

I-I-84

ARTEMIS GOLD INC.
Notes to the Condensed Consolidated Interim Financial Statements
For the three and six months ended June 30, 2026 and 2025
(Unaudited — Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
10.
EQUITY (continued)

	Number of stock options #	Weighted-average exercise price $
Outstanding – January 1, 2025	13,632,489	5.19
Granted	1,976,000	23.53
Exercised	(6,079,454)	5.33
Forfeited	(242,382)	9.85
Outstanding – December 31, 2025	9,286,653	8.88
Granted	31,300	38.22
Exercised	(1,455,323)	6.10
Forfeited	(35,533)	21.57
Outstanding – June 30, 2026	7,827,097	9.46
The following table summarizes the options outstanding and exercisable at June 30, 2026 and December 31, 2025:
As at June 30, 2026	Total options outstanding			Total options exercisable
Range of exercise price	Number	Weighted average remaining contractual life (years)	Weighted average exercise price	Number	Weighted average remaining contractual life (years)	Weighted average exercise price
$1.00 – $3.00	1,150,000	3.4	$1.18	1,150,000	3.4	$1.18
$3.01 – $5.00	1,727,072	1.6	$4.80	1,727,072	1.6	$4.80
$5.01 – $7.00	1,489,321	0.5	$5.42	1,390,986	0.4	$5.41
$7.01 – $9.00	1,648,505	2.7	$7.24	915,012	2.7	$7.24
$9.01+	1,812,199	4.0	$24.49	404,504	3.8	$19.12
	7,827,097	2.4	$9.46	5,587,574	2.0	$5.64
As at December 31, 2025	Total options outstanding			Total options exercisable
Range of exercise price	Number	Weighted average remaining contractual life (years)	Weighted average exercise price	Number	Weighted average remaining contractual life (years)	Weighted average exercise price
$1.00 – $3.00	1,150,000	3.9	$1.18	1,150,000	3.9	$1.18
$3.01 – $5.00	2,391,160	2.1	$4.82	1,438,662	2.1	$4.79
$5.01 – $7.00	1,919,989	1.0	$5.43	1,821,654	0.9	$5.42
$7.01 – $9.00	1,931,504	3.2	$7.24	457,174	3.2	$7.23
$9.01+	1,894,000	4.5	$23.87	100,000	4.5	$25.16
	9,286,653	2.8	$8.88	4,967,490	2.2	$4.82
Share-based payments arising from stock options that were recognized during the three and six months ended June 30, 2026 totalled $2.4 million and $5.6 million, respectively (three and six months ended June 30, 2025 — $2.2 million and $4.3 million, respectively) of which $1.4 million and $3.0 million, respectively, was

I-I-85

ARTEMIS GOLD INC.
Notes to the Condensed Consolidated Interim Financial Statements
For the three and six months ended June 30, 2026 and 2025
(Unaudited — Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
10.
EQUITY (continued)

expensed in the consolidated statements of income and comprehensive income (three and six months ended June 30, 2025 — $0.8 million and $1.7 million, respectively) and the remainder capitalized to mineral property or included in inventory costs.
The following assumptions were used in the valuation of the stock options granted during the three and six months ended June 30, 2026 and 2025:
	For the three months ended June 30, 2026 $	For the three months ended June 30, 2025 $	For the six months ended June 30, 2026 $	For the six months ended June 30, 2025 $
Annualized volatility	51%	54%	51%	54% – 59%
Expected life (years)	5	5	5	5
Dividend rate	0.00%	0.00%	0.00%	0.00%
Risk-free interest rate	3.08%	2.89%	2.74% – 3.08%	2.60% – 2.89%
The risk-free rate for periods within the contractual term of the option is based on the Bank of Canada administered interest rates in effect at the time of the grant. Expected volatilities were based on the historical volatility of the Company’s share price.
b)
Restricted Share Units

The Company had previously adopted a cash-settled Share Unit Plan (“Share Unit Plan”). Recipients of Restricted Share Units (“RSUs”) issued under the Share Unit Plan will receive a cash settlement in the amount equal to the market price of the RSUs on their vesting dates, with such amounts to be paid within 30 days of the respective vesting dates. The Company later adopted the Omnibus Incentive Plan (“Omnibus Plan”). Once RSUs issued under the Omnibus Plan vest, settlement shall be made by the issuance of one Common Share for each RSU being settled, a cash payment equal to the market price on the vesting date of the RSUs being settled in cash, or a combination of shares and cash, all as determined by the Board in its sole discretion.
During the six months ended June 30, 2026, the Company granted a total of 142,200 RSUs under the Omnibus Plan to non-independent directors, officers and employees of the Company. Share-based payments arising from RSUs issued under the Omnibus Plan that were recognized during the three and six months ended June 30, 2026 totalled $1.7 million and $3.4 million, respectively (three and six months ended June 30, 2025 — $1.4 million and $2.2 million, respectively) of which $1.2 million and $2.2 million, respectively (three and six months ended June 30, 2025 — $0.5 million and $0.8 million, respectively) was expensed in the consolidated statements of income and comprehensive income and the remainder capitalized to mineral property or included in inventory costs.
Share-based payments arising from RSUs issued under the Share Unit Plan that were recognized during the three and six months ended June 30, 2026 totalled $nil and $1.1 million, respectively (three and six months ended June 30, 2025 — $1.3 million and $2.5 million, respectively) of which $nil and $0.7 million, respectively (three and six months ended June 30, 2025 — $0.1 million and $0.7 million, respectively) was expensed in the consolidated statements of income and comprehensive income and the remainder capitalized to mineral property or included in inventory costs. During the six months ended June 30, 2026, the Company settled the last remaining tranche of RSUs issued under the Share Unit Plan, as such, no RSUs issued under the Share Unit Plan remain outstanding as at June 30, 2026.
The Company has 641,584 and 828,460 RSUs outstanding under the Omnibus Plan as of June 30, 2026 and December 31, 2025, respectively. RSUs outstanding under the Share Unit Plan as of June 30, 2026 and December 31, 2025 was nil and 168,526, respectively.

I-I-86

ARTEMIS GOLD INC.
Notes to the Condensed Consolidated Interim Financial Statements
For the three and six months ended June 30, 2026 and 2025
(Unaudited — Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
10.
EQUITY (continued)

c)
Deferred Share Units

Under the Share Unit Plan, deferred share units (“DSUs”) may be granted to non-executive directors of the Company from time to time. Vested DSUs issued under the Share Unit Plan are to be settled in a cash amount equal to the market price of the vested DSUs on the date that the person ceases to be a director of the Company, with the settlement to occur within 30 days of the person ceasing to be a director of the Company. Vested DSUs issued under the Omnibus Plan may be redeemed by non-executive directors once they cease to be a director of the Company by providing a redemption notice to the Company specifying the redemption date which will be at least six months following the date that the person ceased to be a non-executive director, but no later than December 15th of the year following which the person ceased to be a non-executive director. The former non-executive director would be entitled to one common share for each vested DSU under the Omnibus Plan, or a cash payment equal to the market value of such vested DSUs on the redemption date, or a combination of shares and cash, all as determined by the Board in its sole discretion.
During the six months ended June 30, 2026, the Company granted 12,300 DSUs under the Omnibus Plan. Share-based payments arising from DSUs issued under the Omnibus Plan that were recognized during the three and six months ended June 30, 2026 totalled $0.1 and $0.2 million, respectively (three and six months ended June 30, 2025 — $0.1 million in each respective period), of which the entire amount was expensed in the consolidated statements of income and comprehensive income.
Share-based payments arising from re-measurement of DSUs issued under the Share Unit Plan resulted in recoveries of $0.4 million and $0.3 million, for the three and six months ended June 30, 2026, respectively (three and six months ended June 30, 2025 — expense of $0.2 million and $0.5 million, respectively) of which the entire amount was included in the consolidated statements of income and comprehensive income.
The Company has 65,700 and 53,400 DSUs outstanding under the Omnibus Plan as of June 30, 2026 and December 31, 2025, respectively. The Company has 54,000 DSUs outstanding under the Share Unit Plan as of June 30, 2026 and December 31, 2025.
d)
Performance Share Units

Under the Omnibus Plan, once performance share units (“PSUs”) vest, settlement shall be made by the issuance of one common share for each PSU being settled, a cash payment equal to the market price on the vesting date of the PSUs being settled in cash, or a combination of shares and cash, all as determined by the Board in its sole discretion. For PSUs subject to achievement of a market-based performance condition, the number of units to be issued on the vesting date will vary from 0% to 200% of the number of PSUs granted, depending on the achievement of performance criteria set by the Board of Directors. The PSUs vest at the end of a three-year performance period. The fair value of a PSU is estimated based on the quoted market price of the Company’s common shares price at grant date and the number of PSUs estimated to be issued is dependent upon the estimated probability of achieving the performance criteria. For PSUs subject to achievement of a specified non-market-based performance conditions, including completion of construction targets, the number of units to be issued on the vesting date will vary from 40% to 123% of the number of PSUs granted, depending on the achievement of performance criteria set by the Board of Directors. The PSUs vest at the end of a three-year performance period. The fair value of a PSU is estimated based on the quoted market price of the Company’s common shares price at grant date and the number of PSUs estimated to vest. At each reporting date, management reassesses the number of awards expected to vest based on the estimated probability of achieving the set performance conditions.
During the six months ended June 30, 2026, the Company granted 313,300 PSUs under the Omnibus Plan. The Company has 310,600 and nil PSUs outstanding under the Omnibus Plan as of June 30, 2026 and December 31, 2025, respectively.

I-I-87

ARTEMIS GOLD INC.
Notes to the Condensed Consolidated Interim Financial Statements
For the three and six months ended June 30, 2026 and 2025
(Unaudited — Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
10.
EQUITY (continued)

Share-based payments arising from PSUs issued under the Omnibus Plan that were recognized during the three and six months ended June 30, 2026 totalled $0.9 million and $1.1 million, respectively (three and six months ended June 30, 2025 — $nil in each respective period) of which $0.3 million and $0.4 million, respectively (three and six months ended June 30, 2025 — $nil in each respective period) was expensed in the consolidated statements of income and comprehensive income, respectively.
e)
Income per common share

	For the three months ended June 30, 2026	For the three months ended June 30, 2025	For the six months ended June 30, 2026	For the six months ended June 30, 2025
Net income	$199,020	$100,186	$313,220	$104,829
Basic weighted average shares outstanding	234,036,481	228,071,254	233,418,662	226,781,701
Basic income per common share	$0.85	$0.44	$1.34	$0.46
Basic weighted average shares outstanding	234,036,481	228,071,254	233,418,662	226,781,701
Weighted average shares dilution adjustments:
Stock options	5,737,312	6,693,439	5,834,149	6,234,416
RSUs	433,002	464,987	445,993	405,178
DSUs	51,060	38,530	51,972	36,235
PSUs	—	—	—	—
Diluted weighted average shares outstanding	240,257,855	235,268,210	239,750,776	233,457,530
Diluted income per common share	$0.83	$0.43	$1.31	$0.45

11.
REVENUE

The following table summarizes revenue:
	For the three months ended June 30, 2026	For the three months ended June 30, 2025	For the six months ended June 30, 2026	For the six months ended June 30, 2025
Gold	426,215	224,255	734,263	265,054
Silver	7,369	6,809	14,704	7,077
	433,584	231,064	748,967	272,131

I-I-88

ARTEMIS GOLD INC.
Notes to the Condensed Consolidated Interim Financial Statements
For the three and six months ended June 30, 2026 and 2025
(Unaudited — Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
11.
REVENUE (continued)

Revenue broken down into cash and non-cash components are summarized in the table below:
	For the three months ended June 30, 2026	For the three months ended June 30, 2025	For the six months ended June 30, 2026	For the six months ended June 30, 2025
Gold revenue
Gold sold into the spot market	300,134	168,492	454,104	208,832
Gold delivered into the Gold Stream (Note 9)	13,046	5,269	24,632	5,430
Gold delivered into Mandatory Hedges (Note 16)	44,929	—	116,021	—
Gold delivered into Discretionary Hedges (Note 16)	23,449	30,186	46,927	30,186
Total gold revenue (cash)	381,558	203,947	641,684	244,448
Gold delivered into the Gold Stream (Note 9) – value of 65% discount	24,228	9,786	45,728	10,084
Gold delivered into Discretionary Hedges (Note 16) – difference between market price and hedge price	20,429	10,522	46,851	10,522
Total gold revenue (non-cash)	44,657	20,308	92,579	20,606
Total gold revenue	426,215	224,255	734,263	265,054
Silver revenue
Silver sold into the spot market	1,597	1,594	2,637	1,862
Silver delivered into the Silver Stream (Note 9)	2,359	1,277	5,465	1,277
Total silver revenue (cash)	3,956	2,871	8,102	3,139
Silver delivered into the Silver Stream (Note 9) – amortization of deferred revenue	3,413	3,938	6,602	3,938
Total silver revenue (non-cash)	3,413	3,938	6,602	3,938
Total silver revenue	7,369	6,809	14,704	7,077
Total gold and silver revenue	433,584	231,064	748,967	272,131

12.
PRODUCTION COSTS

	For the three months ended June 30, 2026	For the three months ended June 30, 2025	For the six months ended June 30, 2026	For the six months ended June 30, 2025
Direct production costs	134,803	75,442	252,687	96,399
Selling costs and royalties	7,197	4,066	13,853	4,066
Share-based payments	1,088	2,556	3,786	3,333
Change in inventories	(46,162)	(26,678)	(91,079)	(39,860)
	96,926	55,386	179,247	63,938

I-I-89

ARTEMIS GOLD INC.
Notes to the Condensed Consolidated Interim Financial Statements
For the three and six months ended June 30, 2026 and 2025
(Unaudited — Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
13.
GENERAL AND ADMINISTRATIVE EXPENSE

	For the three months ended June 30, 2026	For the three months ended June 30, 2025	For the six months ended June 30, 2026	For the six months ended June 30, 2025
Depreciation	128	158	267	328
Management fees and wages	1,543	1,494	4,681	3,257
Investor relations and corporate development	167	162	447	316
Office, insurance and general	314	516	689	853
Professional fees	452	524	1,266	1,105
Share-based payments	791	2,198	2,404	4,264
	3,395	5,052	9,754	10,123

14.
FINANCE INCOME AND EXPENSE

	For the three months ended June 30, 2026	For the three months ended June 30, 2025	For the six months ended June 30, 2026	For the six months ended June 30, 2025
Finance income	966	251	2,119	251
Finance expense
Amortization of financing costs	928	—	1,713	—
Interest expense on debt	4,828	7,725	10,754	7,725
Accretion expense on deferred revenue	6,140	4,021	12,226	4,021
Interest expense on lease liabilities	1,827	2,045	3,800	2,055
Accretion expense on asset retirement obligation	490	177	1,132	315
Other finance expense	1,200	630	2,073	630
Finance expense – total	15,413	14,598	31,698	14,746
Finance expense, net	14,447	14,347	29,579	14,495
Prior to the start of commercial production on May 1, 2025, borrowing costs were capitalized to mineral property, plant and equipment in relation to Phase 1 construction of the Blackwater Mine.
15.
RELATED PARTY TRANSACTIONS AND KEY MANAGEMENT COMPENSATION

The Company transacts with key management personnel, who have authority and responsibility to plan, direct and control the activities of the Company and receive compensation for services rendered in that capacity. Amounts paid to related parties were incurred in the normal course of business. Key management consists of the Company’s Executive Chair & Director, Chief Executive Officer and Director, President, Chief ESG Officer, Chief Financial Officer and Corporate Secretary, Chief Business Development Officer, and Directors. A portion of key management compensation is capitalized to inventories and mineral property, plant and equipment, depending on the nature of the individuals’ responsibilities.
Compensation awarded to key management during the three and six months ended June 30, 2026 and 2025 was:

I-I-90

ARTEMIS GOLD INC.
Notes to the Condensed Consolidated Interim Financial Statements
For the three and six months ended June 30, 2026 and 2025
(Unaudited — Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
15.
RELATED PARTY TRANSACTIONS AND KEY MANAGEMENT COMPENSATION (continued)

	For the three months ended June 30, 2026	For the three months ended June 30, 2025	For the six months ended June 30, 2026	For the six months ended June 30, 2025
Salaries and benefits	1,064	633	2,517	1,998
Consulting fees	556	380	1,058	1,202
Director fees	111	137	229	283
Share-based payments	3,391	2,846	7,187	5,506
	5,122	3,996	10,991	8,989
As at June 30, 2026, there were no outstanding amounts payable to key management personnel, other than cash-settled stock-based compensation liabilities of $1.7 million (December 31, 2025 — $6.2 million).
16.
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

The Company’s financial instruments consist of cash and cash equivalents, receivables, marketable securities, accounts payable and accrued liabilities, lease liabilities, long-term debt, and derivative assets and liabilities.
All financial instruments are initially recorded at fair value and classified as follows: cash and cash equivalents and receivables are classified as financial assets at amortized cost. Accounts payable and accrued liabilities and long-term debt are classified as financial liabilities and are measured at amortized cost. The Discretionary Hedges (as defined below) and gold put options, which are derivative financial instruments, are measured at fair value through profit or loss. Marketable securities are measured at FVOCI.
Financial instrument risk exposure
Credit risk
Credit risk arises from the potential for non-performance by counterparties of contractual financial obligations. The Company’s credit risk is primarily attributable to cash and cash equivalents. As at June 30, 2026, the Company has cash on deposit with six large Canadian chartered banks to counteract concentration risk. Management believes the risk of loss with respect to cash and cash equivalents to be remote. The Company does not have a significant receivable balance with respect to its metals sales and stream deliveries.
Liquidity risk
Liquidity risk is the risk that the Company cannot meet its obligations as they fall due. The Company’s cash and cash equivalents are held in business accounts which are available on demand.
The Company’s remaining undiscounted contractual commitments and obligations (which include future interest payments, as applicable) as at June 30, 2026 were as follows:

I-I-91

ARTEMIS GOLD INC.
Notes to the Condensed Consolidated Interim Financial Statements
For the three and six months ended June 30, 2026 and 2025
(Unaudited — Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
16.
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT (continued)

	< 1 year $	1 – 3 years $	4 – 5 years $	> 5 years $	Total $
Accounts payable, accrued liabilities and provisions	155,689	—	—	—	155,689
Lease liabilities	36,742	78,378	42,949	3,410	161,479
Operations commitments	266,781	—	—	—	266,781
Construction commitments	228,645	—	—	—	228,645
Long-term debt	—	—	450,000	—	450,000
Interest on long-term debt	26,145	50,694	50,625	—	127,464
Asset retirement obligation	—	—	—	294,857	294,857
Financing obligations	4,271	3,357	—	—	7,628
Total	718,273	132,429	543,574	298,267	1,692,543
Contractual commitments related to lease liabilities represent future repayments of principal and interest on the construction and mining fleet leased under the MLA, as well as the corporate office leases. The remaining undrawn amount available under the MLA was $58.6 million as at June 30, 2026. Operations and construction commitments and financing obligations represent purchase commitments for Blackwater operations and construction related to Phase 1A and Expanded Phase 2 (“EP2”) mine development. Long-term debt and interest on long-term debt represents contractual commitments on the senior unsecured notes. Asset retirement obligation commitments represent the estimated cost of legal and constructive obligations associated with retiring Blackwater Mine assets, including decommissioning, site restoration, post-closure water management and monitoring activities, undiscounted and unadjusted for inflation.
Market risk
Market risk is the risk that the fair market value of the Company’s financial instruments will significantly fluctuate due to changes in market prices. The value of the financial instruments can be affected by changes in interest rates, equity and commodity prices, and currency rates.
i.
Interest rate risk

Interest rate risk is the risk that the future cash flows from a financial instrument will fluctuate due to changes in market interest rates. The Company holds its cash in bank accounts that earn variable interest rates. The Company’s other current financial assets and current financial liabilities are generally not exposed to interest rate risk because of their short-term nature. Any draw under the Company’s RCF and leases of equipment under the Company’s MLA are currently at an interest rate benchmarked to CORRA which exposes the Company to interest rate risk. Based on amounts outstanding as at June 30, 2026, a 1% change in interest rates on the Company’s cash in bank accounts and amounts outstanding under the MLA would result in a change of approximately $0.3 million in interest incurred on an annualized basis.
ii.
Price risk

Mandatory Hedge Program
As required under the terms of the Company’s previous Project Loan Facilities, the Company entered into gold forward sales contracts (the “Mandatory Hedge Program”) for 190,000 ounces of gold. The Company has determined the gold forward sales contracts under the Mandatory Hedge Program meet the criteria for the ‘own use’ exemption under IFRS 9, and as such, they fall outside the scope of

I-I-92

ARTEMIS GOLD INC.
Notes to the Condensed Consolidated Interim Financial Statements
For the three and six months ended June 30, 2026 and 2025
(Unaudited — Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
16.
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT (continued)

financial instrument accounting. During the six months ended June 30, 2026, the Company delivered 41,001 ounces under the Mandatory Hedge Program. The remaining gold forward sales contracts under the Mandatory Hedge Program mature as follows at a weighted average price of $2,820 per ounce:
•
During the 3 months ending September 30, 2026 — 15,826 ounces

•
During the 3 months ending December 31, 2026 — 12,158 ounces

•
During the 12 months ending December 31, 2027 — 63,307 ounces

•
During the 12 months ending December 31, 2028 — 35,535 ounces

The Company’s future cash flow from mining operations is subject to commodity price risk from fluctuations in the market for prices for gold and silver. The Company may enter commodity hedging contracts from time to time to reduce its exposure to fluctuations in spot commodity prices.
Discretionary Hedges
The Company had also previously entered into gold forward sales contracts for 30,000 ounces of gold, to reduce the risk associated with future fluctuations of the price of gold (the “Discretionary Hedges”).
During the six months ended June 30, 2026, the Company settled 14,000 ounces of gold forward sales contracts under the Discretionary Hedges, resulting in the recognition of $93.8 million in revenue. Upon settlement, the associated portion of the derivative liability was derecognized, and the full spot market value of the ounces delivered was recognized in revenue. The cash proceeds received reflected the fixed contractual prices under the respective forward sales agreements.
As at June 30, 2026, the Company had outstanding gold forward sales contracts for 7,000 ounces to be settled in July 2026 at a weighted average price of $3,345 per ounce and recognized a derivative liability of $16.6 million (December 31, 2025 — $54.9 million). Based on the gold forward sales contracts outstanding as at June 30, 2026, a 1% change in Canadian dollar-denominated gold forward price curves would result in a change of approximately $0.2 million in the Company’s derivative liability.
For the three and six months ended June 30, 2026, the Company recorded a gain of $6.8 million and a loss of $8.6 million, respectively (three and six months ended June 30, 2025 — losses of $1.7 million and $22.6 million, respectively), primarily due to movements in the Canadian dollar gold forward price curves.
Gold put options
During the three months ending June 30, 2026, the Company entered into gold put option contracts for 172,500 ounces of gold exercisable at a strike price of $5,300 per ounce, with expiry dates between July 2026 and June 2027, to reduce price risk during the Phase 1A and EP2 construction periods. The Company paid premiums for these gold put options of $36.3 million.
As at June 30, 2026, the Company recognized a derivative asset of $29.0 million. Based on the gold put option contracts outstanding as at June 30, 2026, a 1% change in Canadian-dollar denominated spot gold prices would result in a change of approximately $2.8 million in the Company’s derivative asset.
For the three and six months ended June 30, 2026, the Company recorded a loss of $7.3 million (three and six months ended June 30, 2025 — $nil), primarily due to movements in Canadian dollar gold spot prices and volatility rates.

I-I-93

ARTEMIS GOLD INC.
Notes to the Condensed Consolidated Interim Financial Statements
For the three and six months ended June 30, 2026 and 2025
(Unaudited — Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
16.
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT (continued)

Marketable securities
As at June 30, 2026, the Company’s investment in marketable securities is classified and measured at FVOCI. A 5% change in the applicable market prices would have resulted in a change of $0.9 million in the Company’s marketable securities.
iii.
Currency risk

The functional currency of the Company is the Canadian dollar. Currency transaction risk is the risk that fluctuations of the Canadian dollar in relation to other currencies may impact the fair value of financial assets or liabilities. As of June 30, 2026, the Company had US dollar denominated cash deposits of US$1.1 million. There were no other significant financial assets or liabilities subject to currency translation risk.
Fair value
A three-level hierarchy for fair value measurements exists based upon the significance of inputs used in making fair value measurements:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices); and

•
Level 3 — Inputs for the asset or liability that are not based on observable market data.

As at June 30, 2026, the carrying value of the Company’s cash and cash equivalents, restricted cash, receivables, as well as accounts payable approximate their fair values due to their short-term nature. The gold put options have an estimated fair value of $29.0 million, based on the spot price for gold denominated in Canadian dollars, the prevailing forward curve, implied volatility and time to maturity. The fair value of the gold put options is considered to be a Level 2 fair value measurement in the hierarchy. The fair value of the Company’s equity investment in Velocity Minerals Ltd (“VLC”) is $9.4 million, which was determined using the period-end share price of VLC. The marketable securities have a fair value of $17.8 million using the period-end quoted market prices of the investments. As the senior unsecured notes were recently issued in February 2026 and initially recognized at fair value, their carrying amount approximates fair value. The Discretionary Hedges have an estimated fair value liability of $16.6 million determined based on forward price curves for gold denominated in Canadian dollars. The fair value of the Discretionary Hedges is considered to be a Level 2 fair value measurement in the hierarchy.
Fair value is based on available public market information or, when such information is not available, estimated using present value or option pricing techniques and assumptions concerning the amount and timing of future cash flows and discount rates which factor in the appropriate credit risk.

I-I-94

ARTEMIS GOLD INC.
Notes to the Condensed Consolidated Interim Financial Statements
For the three and six months ended June 30, 2026 and 2025
(Unaudited — Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
17.
SUPPLEMENTAL CASH FLOW INFORMATION

	For the three months ended June 30, 2026	For the three months ended June 30, 2025	For the six months ended June 30, 2026	For the six months ended June 30, 2025
Non-cash changes in working capital in investing activities:
Mineral property, plant and equipment	(3,457)	(61,144)	(9,082)	(53,601)
Non-cash investing and financing activities:
Capitalized interest	—	5,391	—	26,097
Capitalization of change in asset retirement obligation	9,513	14,046	14,935	31,793
Capitalization of non-cash component of revenue – Gold Stream	24,228	10,084	45,728	10,084
Additions of right of use assets	12,392	3,808	12,392	17,266
Capitalized depreciation	—	1,582	—	6,218
Capitalized share-based payments	2,720	19,232	2,887	20,035
Other non-cash investing and financing activities	2,311	8,376	1,482	12,861

18.
CONTINGENCIES

The Company may become subject to legal proceedings, claims, regulatory investigations and other proceedings in the ordinary course of its business, including the action(s) described below.
On November 20, 2024, Sedgman Canada Ltd. (“Sedgman”) filed a claim of lien pursuant to the Builders Lien Act (British Columbia) alleging unpaid amounts due from BWG, a subsidiary of Artemis Gold, in the amount of $88,967,137 (the “Lien”) and on December 19, 2024, filed a Notice of Civil Claim in the Supreme Court of British Columbia (“Sedgman Claim”) against BWG and Artemis Gold as guarantor, alleging, amongst other claims, breaches of the Engineering, Procurement and Construction Contract. On February 13, 2025, BWG and Artemis Gold filed a Response to Civil Claim and a Counterclaim, opposing all of the claims and allegations made within the Sedgman Claim and Lien, and seeking recovery of losses and damages (the “Counterclaim”), which is based on costs incurred by the Company in excess of $150 million. The losses and damages noted in the Counterclaim were incurred by BWG as a result of Sedgman’s breach of Contract, negligence, and intentional and willful misconduct. On April 9, 2025, Sedgman filed its Response to Counterclaim, denying the claims set out in BWG’s Counterclaim.
The Company believes the allegations made in the Sedgman Claim are without merit, the Company’s Counterclaim is valid and its value significantly exceeds the alleged Sedgman Claim and Lien. Although no assurance can be given with respect to the ultimate outcome of proceedings, the Company does not currently expect that the matter will result in a material net liability and has not recorded any provisions in relation thereto. The Company will continually monitor and re-assess the likelihood and magnitude of any net liability associated with such proceedings.
19.
SUBSEQUENT EVENT

On August 5, 2026, the Company declared a quarterly cash dividend of $0.05 per common share of the Company, payable on September 9, 2026, to shareholders on the record date of August 19, 2026.

I-I-95

MANAGEMENT’S DISCUSSION AND ANALYSIS
For the three and six months ended June 30, 2026
ARTEMIS GOLD INC.
Dated August 5, 2026

I-I-96

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the three and six months ended June 30, 2026
(Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)

1. GENERAL	I-I-98
2. HIGHLIGHTS	I-I-99
3. OUTLOOK	I-I-101
4. CORPORATE UPDATE	I-I-101
5. OPERATING RESULTS	I-I-102
6. FINANCIAL RESULTS	I-I-104
7. SUMMARY OF QUARTERLY RESULTS	I-I-108
8. LIQUIDITY, CAPITAL RESOURCES, CASH FLOWS AND SELECTED FINANCIAL INFORMATION	I-I-109
9. TRANSACTIONS BETWEEN RELATED PARTIES	I-I-112
10. OFF-BALANCE SHEET ARRANGEMENTS	I-I-112
11. SUBSEQUENT EVENT	I-I-112
12. OUTSTANDING SHARE DATA	I-I-112
13. CAPITAL MANAGEMENT	I-I-112
14. FINANCIAL INSTRUMENTS AND OTHER INSTRUMENTS	I-I-113
15. CHANGES IN ACCOUNTING POLICIES	I-I-114
16. NON-IFRS MEASURES	I-I-114
17. RISK FACTORS	I-I-119
18. NOTE REGARDING FORWARD-LOOKING INFORMATION	I-I-119

I-I-97

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the three and six months ended June 30, 2026
(Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
1.
GENERAL

This management’s discussion and analysis (“MD&A”) is management’s interpretation of the results and financial condition of Artemis Gold Inc. (“Artemis Gold” or the “Company”) for the three and six months ended June 30, 2026, and includes events up to the date of this MD&A. This discussion should be read in conjunction with the Company’s unaudited condensed consolidated interim financial statements for the three and six months ended June 30, 2026 (“Q2 2026” and “YTD 2026”, respectively) and June 30, 2025 (“Q2 2025” and “YTD 2025”, respectively) and the related notes thereto (“Interim Financial Statements”) and other public disclosure filings of the Company, including the Company’s audited consolidated financial statements for the year ended December 31, 2025 (“Annual Financial Statements”) and the annual management’s discussion and analysis for the year ended December 31, 2025 (“Annual MD&A”), all of which are available under the Company’s profile on SEDAR+ at www.sedarplus.ca. Unless otherwise specified, all financial information has been derived from the Company’s Interim Financial Statements which have been prepared in accordance with IFRS Accounting Standards as issued by the International Accounting Standards Board (“IFRS Accounting Standards”) applicable to the preparation of interim financial statements including International Accounting Standard 34 — Interim Financial Reporting (“IAS 34”). This MD&A contains forward-looking information. Please see the section, “Note Regarding Forward-Looking Information” for a discussion of the risks, uncertainties and assumptions used to develop the Company’s forward-looking information. For additional discussion and details of these risks, refer to the risk factors set forth in the Company’s most recent annual information form (“AIF”) and Annual MD&A, each of which can be found under the Company’s corporate profile on SEDAR+ at www.sedarplus.ca.
Artemis Gold Chief Business Development Officer, Mr. Tony Scott, P. Geo., a Qualified Person as defined by National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”), has reviewed and approved the scientific and technical information in this MD&A.
The Company previously issued a technical report entitled “Blackwater Gold Project, NI 43-101 Technical Report on Updated Feasibility Study” with an effective date of September 10, 2021 (the “2021 Feasibility Study”).
In early 2024, the Company announced the results of an expansion study entitled “Blackwater Gold Mine, NI 43-101 Technical Report on 2024 Expansion Study”, with an effective date of February 21, 2024, to optimize the timing of expansion of the Blackwater Gold Mine located in central British Columbia, Canada (“Blackwater” or the “Blackwater Mine”) through the advancing of Phase 2 to year 3 of operations at an increased production capacity of 15 million tonnes per annum (“Mtpa”), and Phase 3 to year 7 of operations at an increased production capacity of 25 Mtpa (the “2024 Expansion Study”).
Both the 2021 Feasibility Study and the 2024 Expansion Study are available on the Company’s profile at www.sedarplus.ca.
On September 15 2025, the Company announced plans to upgrade the current Blackwater Mine processing plant (“Phase 1”), increasing nameplate capacity by 33% from 6 million tonnes per year (“Mtpa”) to 8 Mtpa by Q4 2026 (“Phase 1A”). On December 15, 2025, the Company announced in a press release entitled “Artemis Gold Announces Expanded Phase 2 Development at Blackwater Mine”, board approval for an expanded Phase 2 (“EP2”) which is also described in more detail under “Growth and development highlights”.
Throughout this MD&A, realized gold price, cash cost and all-in sustaining cost (“AISC”) per gold ounce, AISC margin, AISC margin per gold ounce, earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, adjusted net income, and adjusted earnings per share (“EPS”) are non-IFRS performance measures with no standard meaning under IFRS and may therefore not be

I-I-98

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the three and six months ended June 30, 2026
(Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
comparable to similar measures presented by other issuers. Non-IFRS measures are further discussed in the “Non-IFRS Measures” section of this MD&A.
The following additional abbreviations and definitions may be used within this MD&A: tonnes per day (“tpd”), grams per tonne (“g/t”), Canadian dollar (“CAD$”), United States dollar (“US$”), London Bullion Market Association (“LBMA”), Gold Stream and Silver Stream (defined in Note 9 of the Interim Financial Statements), and Discretionary Hedges and the Mandatory Hedge Program (defined in Note 16 of the Interim Financial Statements).
Artemis Gold was incorporated on January 10, 2019 pursuant to the Business Corporations Act (British Columbia) under the name 1193490 B.C. Ltd. The Company’s common shares are traded on the TSX Venture Exchange (“TSXV”) under the symbol “ARTG” and the OTCQX under the symbol “ARGTF”.
The Company’s primary focus is the operation and further development of the Blackwater Mine.
2.
HIGHLIGHTS

Growth and development highlights
•
Phase 1A update:   The Phase 1A expansion was announced in Q3 2025 and represents a capital efficient, step change opportunity to upgrade the current Blackwater processing plant, increasing nameplate capacity by 33% from 6 Mtpa to 8 Mtpa. At the end of Q2 2026, Phase 1A was 57% complete, and is on schedule for commissioning during Q4 2026.

During Q2 2026, the new vertical grinding mill (“Vertimill”) building progressed with steel erection and Vertimill components began arriving at site, fabrication of the new cyclone cluster was completed, the erection of the new pre-aeration tank was completed, and the new leach tank wall strake erection advanced.
After finalizing the scope, including adding additional spares, Phase 1A is now expected to be completed at a capital cost of $120 million, representing a low capital intensity of $60 per additional annual tonne of processing capacity, with clear potential for further optimization above 8 Mtpa.
•
EP2 update:   EP2 was announced in Q4 2025 and represents a significant addition to processing plant capacity above Phase 1A. When complete, Phase 1A and EP2 will expand throughput capacity by 250%, from the existing 6 Mtpa to 21 Mtpa by Q4 2028. Major works construction at EP2 has commenced with the first concrete pour of the ball mill foundations completed ahead of schedule.

The early works program for EP2 commenced in January 2026 and is nearing completion, with engineering and procurement advancing well and all long lead equipment ordered. Site clearing and bulk earthworks for the processing plant expansion is advancing ahead of plan and completion of the 612-bed construction camp expansion is expected in early August.
The EP2 project is on schedule and on budget and expected to be completed at a capital cost of $1.44 billion.
•
BC Hydro hydropower supply:   The Company has also secured supply assurances from BC Hydro that ensure the continued supply of low-cost renewable hydropower at the expanded throughput capacity.

•
Drill program updates:   During Q2 2026, the Company continued its 2026 resource expansion drill program, primarily targeting extensions of the Blackwater deposit to the north and east of the existing mineral reserve pit design. The Blackwater deposit is open to the north, northwest, and at depth. The 2026 resource expansion drill program is planned to test the extensions of the deposit, with approximately 25,000 metres of diamond drilling and an initial budget of $10 million. Two diamond

I-I-99

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the three and six months ended June 30, 2026
(Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
drill rigs started drilling in Q2 2026 on this program, and a third rig is being mobilized to site in Q3 2026 to further accelerate the drilling program.
During Q2 2026, the regional exploration drill program resumed after a winter/spring break. Initial drilling this year will be in the Top Lake area with one RC (reverse circulation) rig, following up on anomalies identified in Q4 2025. The rig will then move to targets in the Van Tine area.
•
Resource model and mine plan update:   Updates to the resource model and optimization of the mine plan for both the Phase 1A and EP2 expansions are being undertaken in 2026. The updates will incorporate new resource expansion drill results, a review of cut-off grade strategies, and an assessment of additional low- and medium-grade ore that is being identified through grade control drilling.

•
Asset optimization and other growth opportunities:   Various studies have also commenced on asset optimization and growth options at Blackwater beyond EP2. Options to debottleneck both Phase 1A and EP2 to achieve 25 Mtpa are being studied, along with sizing considerations of another crushing and grinding line for potential further expansions to throughput capacity for a new Phase 3 in the future. Mining studies include electrification and automation of equipment along with alternative waste movement options such as crushing and conveying.

Operational highlights
•
Record gold production:   The Blackwater Mine produced a quarterly record of 74,063 ounces of gold in Q2 2026, a 20% increase from the previous quarter, driven by higher feed grades, higher gold recoveries, and higher mill throughout in the processing plant. Year to date, Blackwater has produced 135,986 ounces of gold.

•
Recoveries and optimization:   In Q2 2026, the plant processed 1.34 million tonnes at an average feed grade of 1.86 g/t gold. Gold recoveries increased to a record 92.2% in Q2 2026 as a result of continued process optimization. Debottlenecking and improvement projects are continuing in the crushing, grinding and leach circuits as efforts continue to focus on increasing plant throughput and improving reliability.

•
AISC:   Q2 2026 AISC was US$955 per ounce of gold sold, which was in the lower half of the Company’s 2026 annual guidance range of US$925 to US$1,025 per ounce, due to higher production and gold sales from the Blackwater Mine. For YTD 2026, AISC was US$1,013 per ounce of gold sold.

•
AISC margin:   The Blackwater Mine reported an AISC margin of CAD$3,510 per ounce of gold sold in Q2 2026, representing approximately 71% of cash revenue. The margin includes the impact of deliveries into both the Mandatory Hedge Program (15,828 ounces yielding an average realized gold price of CAD$2,837) and Discretionary Hedges (7,000 ounces at an average realized price of CAD$3,354 per ounce). The margin also includes the impact of 6,246 ounces delivered into the Gold Stream. The margin reflects the Company’s low-cost operating profile.

•
Safety performance:   The Company continued its strong health and safety performance and at the end of June 2026 achieved 8.0 million hours worked without a lost-time incident.

Financial highlights
•
Gold sales and realized price:   During Q2 2026, the Company sold a record 78,126 ounces of gold; including 49,052 gold ounces sold into the spot market at an average realized price of CAD$6,119 per ounce, 6,246 gold ounces delivered into the Gold Stream and a total of 22,828 gold ounces delivered into the Mandatory Hedge Program and Discretionary Hedges collectively.

•
Strong operating cash flow:   Cash flow from operating activities, after changes in working capital, was $207.5 million in Q2 2026 and $335.3 million in YTD 2026.

I-I-100

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the three and six months ended June 30, 2026
(Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
•
Earnings performance:   During Q2 2026, the Company reported record net income of $199.0 million, adjusted EBITDA of $285.2 million and adjusted net income of $199.7 million, or $0.85 per adjusted basic share. During YTD 2026, the Company reported record net income of $313.2 million, adjusted EBITDA of $460.8 million and adjusted net income of $329.4 million, or $1.41 per adjusted basic share.

•
Cash and liquidity position:   At June 30, 2026, the Company’s cash and cash equivalents totalled $178.9 million. Including the undrawn RCF of $700.0 million, the Company’s total available liquidity at June 30, 2026 was $878.9 million.

•
Gold put option execution:   In June 2026, the Company entered into gold put option contracts for 172,500 ounces of gold, exercisable at a strike price of CAD$5,300 per ounce, with expiry dates between July 2026 and June 2027, to reduce gold price risk on operating cash flows during the Phase 1A and EP2 construction periods. These gold put option contracts represent over 80% of available spot sales per month until the second quarter of 2027. The Company paid premiums for these gold put options of $36.3 million.

3.
OUTLOOK

The Company is maintaining its full year 2026 production guidance of 265,000-290,000 ounces of gold at AISC of US$925-US$1,025 per ounce sold. As previously announced, AISC for 2026 is expected to trend towards the higher end of the annual guidance range primarily due to general inflationary pressures, including higher oil prices, which the Company expects to partially offset through continuous improvement initiatives.
Previously disclosed sustaining capital guidance remains unchanged at $5 million for 2026. Resource expansion and exploration drilling expenditures are also unchanged at $15 to $20 million, with a primary focus on expanding the Blackwater Mine resource at depth, together with the next phase of greenfield exploration across the broader district.
Total growth capital is expected to be $685 to $755 million and is anticipated to be funded from operating cash flow. This includes $110 million to complete the $120 million Phase 1A expansion, $385 to $435 million to advance the $1.44 billion EP2 project, and $190 to $210 million of other expansion capital, primarily related to tailings and water infrastructure.
2026
Gold production (oz)	265,000 – 290,000
AISC (US$/oz sold)	925 – 1,025
Sustaining capital, excluding lease payments ($ millions)	5
Resource expansion and exploration ($ millions)	15 – 20
Growth capital
Phase 1A expansion project ($ millions)	110
EP2 project ($ millions)	385 – 435
Other expansion capital ($ millions)	190 – 210
Total growth capital ($ millions)	685 – 755

4.
CORPORATE UPDATE

•
Dividend update:   On February 18, 2026, the Company announced the introduction of a dividend policy as part of the Company’s disciplined capital allocation framework, providing guidance for

I-I-101

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the three and six months ended June 30, 2026
(Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
returning capital to shareholders in a manner that is sustainable, prudent, and consistent with the Company’s growth strategy.
On August 5, 2026, the Company announced an inaugural dividend of $0.05 per common share, payable on September 9, 2026 to shareholders of record on August 19, 2026. This declaration is consistent with the Company’s dividend policy announced on February 18, 2026, whereby it intends to declare and pay an inaugural base quarterly dividend of $0.05 per share, with two quarterly payments in 2026, of which this dividend is the first. The Company then plans to increase this base quarterly dividend to $0.08 per share in 2027, or $0.32 per share annually.
Beginning in 2028 and aligned with progression toward commercial production of EP2, the Company intends to implement a variable dividend in addition to the quarterly base dividend of $0.08 per share. Commencing with the release of Q1 2028 financials, each quarterly base dividend will be topped up by a variable amount such that the total amount of dividends will approximate 40% of free cash flow.
•
Management succession:   The Company appointed Mr. Erik Marchand as the Company’s Chief Financial Officer and Corporate Secretary effective July 1, 2026. As part of a planned leadership succession, Mr. Marchand replaced Mr. Gerrie van der Westhuizen, who departed from the Company on July 31, 2026. Mr. Marchand joined Artemis Gold in September 2021 and most recently served as the Company’s Vice President Finance.

5.
OPERATING RESULTS

The Company continued its strong health and safety performance and at the end of June 2026 achieved 8.0 million hours worked without a lost-time incident.
The following tables summarize key operating results and unit analysis for Q2 2026 and YTD 2026, compared to the prior comparable period of May and June 2025, to allow readers to better interpret the results of the post-commercial production period. The Company declared commercial production on May 1, 2025.
Operating Results	Units	Q2 2026	Q2 2025 (May and June)	YTD 2026	YTD 2025 (May and June)
Ore mined	tonnes	5,321,686	4,816,820	12,315,888	4,816,820
Waste mined	tonnes	6,098,409	2,404,651	11,639,723	2,404,651
Strip ratio	waste / ore	1.15	0.50	0.95	0.50
Total mined	tonnes	11,420,095	7,221,471	23,955,611	7,221,471
Processed	tonnes	1,343,772	988,588	2,661,426	988,588
Gold grade	grams per tonne	1.86	1.34	1.73	1.34
Gold recoveries(1)%		92.2%	84.0%	91.5%	84.0%
Gold produced	ounces	74,063	34,824	135,986	34,824
Gold sold – spot sales	ounces	49,052	24,821	72,482	24,821
Gold sold – stream deliveries	ounces	6,246	3,291	11,160	3,291
Gold sold – hedge deliveries	ounces	22,828	6,000	55,001	6,000
Gold sold – total	ounces	78,126	34,112	138,643	34,112

(1)
Gold recoveries include gold recovered in circuit.

Note: Totals may differ due to rounding.

I-I-102

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the three and six months ended June 30, 2026
(Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
Unit Analysis	Units	Q2 2026	Q2 2025 (May and June)	YTD 2026	YTD 2025 (May and June)
Cash Cost per gold ounce	CAD$ per ounce	$1,132	$949	$1,160	$949
Cash Cost per gold ounce	US$ per ounce	$813	$690	$838	$690
AISC per gold ounce	CAD$ per ounce	$1,330	$1,109	$1,401	$1,109
AISC per gold ounce	US$ per ounce	$955	$805	$1,013	$805
AISC margin per gold ounce	CAD$ per ounce	$3,510	$4,825	$3,179	$4,825
AISC margin per gold ounce	US$ per ounce	$2,519	$3,505	$2,298	$3,505
AISC margin	% of cash revenue	71%	80%	68%	80%
Average realized gold price (spot sales)	CAD$ per ounce	$6,119	$4,578	$6,265	$4,578
Average realized gold price (spot sales)	US$ per ounce	$4,392	$3,326	$4,529	$3,326
The Blackwater Mine produced a record 74,063 ounces of gold in Q2 2026. Gold recoveries in the mill improved to a record 92.2% in the quarter, up from 84.0% in Q2 2025 as a result of process optimization of the milling circuit and improved ore characteristics as mining has advanced deeper into the deposit. Plant feed grades averaged 1.86 g/t gold during the quarter, up from 1.34 g/t gold in Q2 2025. Debottlenecking and improvement projects are continuing in the crushing, grinding and leach circuits as efforts continue to focus on increasing plant throughput and improving reliability.
The Company reported AISC of US$955 and US$1,013 per ounce of gold sold in Q2 2026 and YTD 2026, respectively, versus US$805 per ounce of gold sold in May and June 2025. Mill contractor and reagent costs were higher as part of the mill circuit optimization program along with higher diesel costs compared to Q2 2025. Higher AISC was also attributable to higher lease payments, with no lease payments made in Q2 2025.
The Company reported an AISC margin of 71% in the period, compared to 80% in Q2 2025; the decrease was attributable to the factors above, partially offset by higher realized sales prices. Notwithstanding these impacts, margins remained strong, supported by the robust gold price environment and the Company’s low-cost operating profile. Compared to the Company’s peers, the low AISC reflects, among other factors, the benefit of Blackwater’s low strip ratio, the comparatively low diesel consumption associated with Blackwater’s hauling activities due to the downhill haul from the pit to the process plant, stockpile areas and the tailings storage facility, as well as the fact that the processing facility is entirely energized by BC’s low-cost renewable hydro-electric power. As a result, the Company has relatively low exposure to diesel price volatility, with a US$10 change to the oil price estimated to have a US$5 to US$10 per ounce impact on AISC, depending on the movement of materials.

I-I-103

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the three and six months ended June 30, 2026
(Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
6.
FINANCIAL RESULTS

	Q2 2026 $	Q2 2025 $	YTD 2026 $	YTD 2025 $
Revenue	433,584	231,064	748,967	272,131
Cost of sales
Production costs	(96,926)	(55,386)	(179,247)	(63,938)
Depreciation and depletion	(12,176)	(7,791)	(25,096)	(8,458)
Gross profit	324,482	167,887	544,624	199,735
General and administrative expense	(3,395)	(5,052)	(9,754)	(10,123)
Finance income	966	251	2,119	251
Finance expense	(15,413)	(14,598)	(31,698)	(14,746)
Equity loss from investment in associate	(61)	6	(220)	(109)
Change in fair value of derivatives	(570)	(1,731)	(15,943)	(22,637)
Income before income taxes	306,009	146,763	489,128	152,371
Current income tax expense	(6,101)	(3,066)	(11,277)	(3,066)
Deferred income tax expense	(100,888)	(43,511)	(164,631)	(44,476)
Net income	199,020	100,186	313,220	104,829
Other comprehensive loss
Items that will not be reclassified to net income or loss:
Change in fair value of marketable securities	(2,315)	—	(2,315)	—
Net income and other comprehensive income	196,705	100,186	310,905	104,829
Net income per common share
Basic	0.85	0.44	1.34	0.46
Diluted	0.83	0.43	1.31	0.45
Weighted average number of common shares outstanding
Basic	234,036,481	228,071,254	233,418,662	226,781,701
Diluted	240,257,855	235,268,210	239,750,776	233,457,530
Adjusted net income	199,651	101,911	329,383	127,575
Adjusted net income per common share – basic	0.85	0.45	1.41	0.56
Adjusted net income per common share – diluted	0.83	0.43	1.37	0.55
EBITDA	332,632	168,901	543,803	175,324
Adjusted EBITDA	285,193	146,380	460,785	173,526
Net cash provided by operating activities	207,471	185,138	335,346	199,141
Net cash used in investing activities	(194,318)	(147,554)	(289,036)	(231,904)

I-I-104

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the three and six months ended June 30, 2026
(Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
Revenue
The Company generated revenue of $433.6 million and $231.1 million in Q2 2026 and Q2 2025, respectively, and $749.0 million and $272.1 million in YTD 2026 and YTD 2025, respectively, from sales of gold and silver, as outlined below:
	Q2 2026 $	Q2 2025 $	YTD 2026 $	YTD 2025 $
Gold revenue
Gold sold into the spot market	300,134	168,492	454,104	208,832
Gold delivered into the Gold Stream	13,046	5,269	24,632	5,430
Gold delivered into Mandatory Hedge Program	44,929	—	116,021	—
Gold delivered into Discretionary Hedges	23,449	30,186	46,927	30,186
Total gold revenue (cash)	381,558	203,947	641,684	244,448
Gold delivered into the Gold Stream – value of 65% discount	24,228	9,786	45,728	10,084
Gold delivered into Discretionary Hedges – difference between market price and hedge price	20,429	10,522	46,851	10,522
Total gold revenue (non-cash)	44,657	20,308	92,579	20,606
Total gold revenue	426,215	224,255	734,263	265,054
Silver revenue
Silver sold into the spot market	1,597	1,594	2,637	1,862
Silver delivered into the Silver Stream	2,359	1,277	5,465	1,277
Total silver revenue (cash)	3,956	2,871	8,102	3,139
Silver delivered into the Silver Stream – amortization of deferred revenue	3,413	3,938	6,602	3,938
Total silver revenue (non-cash)	3,413	3,938	6,602	3,938
Total silver revenue	7,369	6,809	14,704	7,077
Total gold and silver revenue	433,584	231,064	748,967	272,131
During Q2 2026, the Company sold a record 78,126 ounces of gold, consisting of 49,052 ounces sold into the spot market, 6,246 ounces delivered into the gold stream, 7,000 ounces delivered into the Discretionary Hedges, and 15,828 ounces delivered into the Mandatory Hedge Program. For the comparative period of Q2 2025, total gold sales were 49,517 ounces, comprised of 37,226 ounces sold into the spot market, 3,291 ounces delivered into the gold stream, and 9,000 ounces delivered into the Discretionary Hedges. The significant increase in ounces sold was primarily attributable to the Company achieving commercial production in May 2025 in the comparable periods last year.
For the year-to-date period ended June 30, 2026, total gold sales were 138,643 ounces, comprised of 72,482 ounces sold into the spot market, 11,160 ounces delivered into the gold stream, 14,000 ounces delivered into the Discretionary Hedges and 41,001 ounces delivered into the Mandatory Hedge Program. For the comparative year to date period, total gold sales were 59,053 ounces, comprised of 46,652 ounces sold into the spot market, 3,401 ounces delivered into the gold stream, and 9,000 ounces delivered into the Discretionary Hedges.
The Company’s Gold Stream was entered into as part of the consideration for the acquisition of the Blackwater Mine. Under this agreement, the streaming counterparty pays a purchase price equal to 35% of

I-I-105

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the three and six months ended June 30, 2026
(Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
the prevailing US dollar spot price for each gold ounce delivered. The remaining 65% discount is treated as variable consideration under the purchase agreement and is recognized as revenue and as an addition to the carrying value of the Blackwater mineral interest as the ounces are delivered (see Notes 5 and 9 of the Interim Financial Statements for further detail).
The Company previously entered into the Mandatory Hedge Program, as required under the terms of the Company’s previous project loan facilities, for 190,000 ounces of gold at a weighted average price of $2,820 per ounce. The Company has determined the gold forward sales contracts under the Mandatory Hedge Program meet the criteria for the ‘own use’ exemption under IFRS 9, and as such, they fall outside the scope of financial instrument accounting. During Q2 2026, the Company delivered 15,828 ounces under the Mandatory Hedge Program. The remaining contracts mature as follows:
•
During the 3 months ending September 30, 2026 — 15,826 ounces

•
During the 3 months ending December 31, 2026 — 12,158 ounces

•
During the 12 months ending December 31, 2027 — 63,307 ounces

•
During the 12 months ending December 31, 2028 — 35,535 ounces

The majority of the Company’s gold sales are ordinarily made in the spot market, with gold sold at prevailing market prices and proceeds received in full upon settlement. During Q2 2026, the Company achieved an average realized price of US$4,392 per ounce on the 49,052 gold ounces sold into the spot market, compared to the LBMA average of US$4,395 per ounce.
The Company has outstanding Discretionary Hedges for 7,000 ounces which were settled in July 2026 at a weighted average price of $3,345 per ounce.
The Discretionary Hedges are classified as derivative financial instruments. Accordingly, the full spot market value of the gold at the time of settlement is recognized in revenue, with a corresponding offset to any previously recorded unrealized liabilities on the balance sheet associated with the respective hedge contracts delivered into. While the Company recognizes the spot price in revenue, it only receives the contractual cash proceeds defined under the contract, which may differ from the spot price depending on the contract terms.
The Company recognizes revenue under the Mandatory Hedge Program in accordance with the contractual cash proceeds.
Silver sales in Q2 2026 totaled 155,193 ounces, including 19,600 ounces sold into the spot market and 135,593 ounces delivered under the Silver Stream. Silver sales in Q2 2025 totaled 174,802 ounces, including 32,000 ounces sold into the spot market and 142,802 ounces delivered under the Silver Stream.
The “Non-IFRS Measures” section of this MD&A includes a reconciliation of total gold revenue to the calculation of average realized CAD gold price for spot sales. This reconciliation reflects the magnitude of the various cash and non-cash components of gold revenue.
Cost of sales
The Company recorded total cost of sales of $109.1 million in Q2 2026 and $63.2 million in Q2 2025. YTD 2026 cost of sales amounted to $204.3 million compared to $72.4 million in YTD 2025. The higher cost of sales in the 2026 periods reflects the achievement of commercial production on May 1, 2025, resulting in higher production and ounces sold in 2026 compared to the prior periods. The higher cost of sales was also attributable to work performed for the continued optimization of the mill, including higher contractor and reagent costs, to support higher recoveries.

I-I-106

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the three and six months ended June 30, 2026
(Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
Finance expense
The Company recorded total finance expense of $15.4 million and $31.7 million in Q2 2026 and YTD 2026, respectively, primarily comprised of interest expense on debt, accretion of deferred revenue, and interest on lease liabilities. The Company recorded total finance expense of $14.6 million and $14.7 million in Q2 2025 and YTD 2025. The Company capitalized finance expense incurred before commercial production was achieved on May 1, 2025 as borrowing costs to mineral property, plant and equipment. As a result, the Company recorded comparatively higher finance expense in the 2026 periods.
Change in fair value of derivatives
The change in fair value of derivatives relates to the Company’s Discretionary Hedges and gold put option contracts, which are recorded as derivative financial instruments. In June 2026, the Company entered into gold put option contracts for 172,500 ounces of gold exercisable at a strike price of $5,300 per ounce, with expiry dates between July 2026 and June 2027, to reduce gold price risk on operating cash flows during the Phase 1A and EP2 construction periods. The Company paid premiums for the gold put options of $36.3 million.
The Company recorded a consolidated loss of $0.6 million and $15.9 million in Q2 2026 and YTD 2026, respectively, compared to a loss of $1.7 million and $22.6 million in Q2 2025 and YTD 2025, respectively. In Q2 2026, the Company recognized a $7.3 million loss on the change in fair value of the gold put options, primarily driven by valuation adjustments associated with newly executed derivative contracts and changes in implied volatility rates, and a $6.8 million gain on the change in fair value of the Discretionary Hedges, primarily driven by decreases in Canadian dollar gold forward price curves.
Current and deferred income tax expense
The Company is currently subject to the following tax regimes:
a)
BC Mineral Taxes, which is comprised of both a 2% Net Current Proceeds (“NCP”) Tax and a 13% Net Revenue Tax. NCP tax is based on the current period’s gross revenue and operating costs. The Net Revenue Tax takes into account operating profit and is only payable in periods after allowing for the full recovery of capital invested. Payments of the 2% NCP Tax can be deducted from the Net Revenue Tax. Payments under both BC Mineral Taxes are deductible in computing Provincial and Federal Income Taxes.

b)
BC Provincial Income Tax, payable at 12% of taxable income after applicable deductions and tax losses have been exhausted.

c)
Federal Income Tax, payable at 15% of taxable income after applicable deductions and tax losses have been exhausted.

During Q2 2026 and YTD 2026, the Company recorded $6.1 million and $11.3 million, respectively ($3.1 million for Q2 2025 and YTD 2025), of current income tax expense and $100.9 million and $164.6 million, respectively ($43.5 million and $44.5 million for Q2 2025 and YTD 2025, respectively), of deferred income tax expense. The current income tax expense relates to the 2% NCP Tax. The deferred income tax expense is related to both Provincial and Federal Income Tax and the 13% Net Revenue Tax. The deferred income tax expense represents the use of losses and other tax attributes to offset what would otherwise be income subject to current tax. The increase in 2026 as compared to the 2025 comparative periods is largely a function of higher income before taxes in 2026.

I-I-107

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the three and six months ended June 30, 2026
(Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
7.
SUMMARY OF QUARTERLY RESULTS

The following information is derived from the Company’s unaudited Interim Financial Statements.
	Q2 2026 $	Q1 2026 $	Q4 2025 $	Q3 2025 $
Revenue	433,584	315,383	333,703	308,105
Production costs	(96,926)	(82,321)	(80,982)	(65,908)
Depreciation and depletion	(12,176)	(12,920)	(13,464)	(10,531)
Finance expense	(15,413)	(16,285)	(16,080)	(34,450)
General and administrative expense	(3,395)	(6,359)	(3,875)	(6,496)
Change in fair value of derivatives	(570)	(15,373)	(12,017)	(17,605)
Current income tax expense	(6,101)	(5,176)	(5,569)	(6,373)
Deferred income tax expense	(100,888)	(63,743)	(68,679)	(56,215)
Net income	199,020	114,200	133,479	110,853
Basic net income per share	0.85	0.49	0.58	0.48
Diluted net income per share	0.83	0.48	0.56	0.46
Cash dividend declared per share	—	—	—	—
	Q2 2025 $	Q1 2025 $	Q4 2024 $	Q3 2024 $
Revenue	231,064	41,067	—	—
Production costs	(55,386)	(8,552)	—	—
Depreciation and depletion	(7,791)	(667)	—	—
Finance expense	(14,598)	(149)	—	—
General and administrative expense	(5,052)	(5,071)	(3,773)	(4,392)
Change in fair value of derivatives	(1,731)	(20,906)	(4,695)	(5,634)
Current income tax expense	(3,066)	—	—	—
Deferred income tax expense	(43,511)	(965)	—	—
Net income (loss)	100,186	4,642	(8,770)	(10,299)
Basic net income (loss) per share	0.44	0.02	(0.04)	(0.05)
Diluted net income (loss) per share	0.43	0.02	(0.04)	(0.05)
Cash dividend declared per share	—	—	—	—

Note: Totals may differ to the Annual Financial Statements due to rounding.
During Q1 2025, the Company made its initial sales of gold and silver, recording revenue and cost of sales for the first time, following first gold pour. As the Company began generating taxable income, it recognized corresponding current and deferred income tax expense.
Following the commencement of commercial production on May 1, 2025, borrowing costs were recorded to finance expense in the statements of income (loss). Depreciation and depletion of mineral properties and plant assets also commenced, resulting in higher depreciation and depletion expense.
In the quarters prior to Q1 2025, fluctuations in the income statement were primarily driven by changes in general and administrative expense which in turn was primarily driven by share-based payment expense, as

I-I-108

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the three and six months ended June 30, 2026
(Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
well as changes in fair value of derivatives, impacted by increases in Canadian dollar gold forward price curves, affecting the Company’s Discretionary Hedges.
8.
LIQUIDITY, CAPITAL RESOURCES, CASH FLOWS AND SELECTED FINANCIAL INFORMATION

Liquidity
The Company’s net assets and working capital position were as follows:
	June 30, 2026 $	December 31, 2025 $
Assets
Cash and cash equivalents	178,941	168,104
Other current assets	105,705	57,826
Current assets	284,646	225,930
Other non-current assets	2,638,031	2,243,877
TOTAL ASSETS	2,922,677	2,469,807
Liabilities
Other current liabilities	240,293	279,734
Current liabilities	240,293	279,734
Non-current liabilities	1,346,716	1,178,072
TOTAL LIABILITIES	1,587,009	1,457,806
NET ASSETS	1,335,668	1,012,001
WORKING CAPITAL(1)	44,353	(53,804)

(1)
Working capital is defined as current assets less current liabilities.

	< 1 year $	1 – 3 years $	4 – 5 years $	> 5 years $	Total $
Accounts payable, accrued liabilities and provisions	155,689	—	—	—	155,689
Lease liabilities	36,742	78,378	42,949	3,410	161,479
Operations commitments	266,781	—	—	—	266,781
Construction commitments	228,645	—	—	—	228,645
Long-term debt	—	—	450,000	—	450,000
Interest on long-term debt	26,145	50,694	50,625	—	127,464
Asset retirement obligation	—	—	—	294,857	294,857
Financing obligations	4,271	3,357	—	—	7,628
Total	718,273	132,429	543,574	298,267	1,692,543
As at June 30, 2026, the Company had a positive working capital of $44.4 million. The working capital surplus included $35.1 million of derivative liabilities and current portion of deferred revenue, which are expected to be settled through physical delivery of future production. These non-cash items materially reduce the portion of current liabilities requiring near-term cash settlement.

I-I-109

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the three and six months ended June 30, 2026
(Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
Adjusting for the current liabilities that will be settled through physical delivery of future production, the Company would have a higher working capital surplus of $79.5 million as at June 30, 2026.
As at June 30, 2026 and the date of this MD&A, the Company has full access to its undrawn $700 million RCF, strengthening financial flexibility and extending debt maturities. Including the undrawn RCF and cash and cash equivalents, the Company’s total available liquidity at June 30, 2026 was $878.9 million. In addition, during the three months ending June 30 2026, the Company entered into gold put option contracts for 172,500 ounces of gold exercisable at a strike price of $5,300 per ounce, with expiry dates between July 2026 and June 2027, to reduce gold price risk on operating cash flows during the Phase 1A and EP2 construction periods, which the company intends to fund fully from operating cash flows.
The Company does not anticipate any liquidity constraints over the next 12 months. Management expects that available liquidity, together with projected cash flows from ongoing mining operations, will be sufficient to meet all contractual obligations and planned expenditures for the foreseeable future.
The Company’s near-term production forecasts are consistent with current reserve and grade control modelling. If certain conditions do not materialize in the manner or timing intended by the Company, the Company may need to fund expenditure from amounts available under the RCF, equity financing or other capital sources.
Contingencies
The Company may become subject to legal proceedings, claims, regulatory investigations and other proceedings in the ordinary course of its business, including the action(s) described below.
On November 20, 2024, Sedgman Canada Ltd. (“Sedgman”) filed a claim of lien pursuant to the Builders Lien Act (British Columbia) alleging unpaid amounts due from BWG, a subsidiary of Artemis Gold, in the amount of $88,967,137 (the “Lien”) and on December 19, 2024, filed a Notice of Civil Claim in the Supreme Court of British Columbia (“Sedgman Claim”) against BWG and Artemis Gold as guarantor, alleging, amongst other claims, breaches of the Engineering, Procurement and Construction Contract. On February 13, 2025, BWG and Artemis Gold filed a Response to Civil Claim and a Counterclaim, opposing all of the claims and allegations made within the Sedgman Claim and Lien, and seeking recovery of losses and damages (the “Counterclaim”), which is based on costs incurred by the Company in excess of $150.0 million. The losses and damages noted in the Counterclaim were incurred by BWG as a result of Sedgman’s breach of Contract, negligence, and intentional and willful misconduct. On April 9, 2025, Sedgman filed its Response to Counterclaim, denying the claims set out in BWG’s Counterclaim.
The Company believes the allegations made in the Sedgman Claim are without merit, the Company’s Counterclaim is valid, and its value significantly exceeds the alleged Sedgman Claim and Lien. Although no assurance can be given with respect to the ultimate outcome of proceedings, the Company does not currently expect that the matter will result in a material net liability and has not recorded any provisions in relation thereto. The Company will continually monitor and re-assess the likelihood and magnitude of any net liability associated with such proceedings.

I-I-110

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the three and six months ended June 30, 2026
(Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
Cash Flows
	Q2 2026 $	Q2 2025 $	YTD 2026 $	YTD 2025 $
Net cash provided by operating activities	207,471	185,138	335,346	199,141
Net cash used in investing activities	(194,318)	(147,554)	(289,036)	(231,904)
Net cash (used in) provided by financing activities	(8,700)	(13,948)	(35,473)	59,345
Change in cash and cash equivalents	4,453	23,636	10,837	26,582
Cash and cash equivalents, beginning	174,488	31,225	168,104	28,279
Cash and cash equivalents, ending	178,941	54,861	178,941	54,861
Restricted cash, ending	15,194	16,801	15,194	16,801
Total cash and cash equivalents and restricted cash, ending	194,135	71,662	194,135	71,662
Operating activities
In Q2 2026, the Company reported cash flows from operating activities of $207.5 million, compared to $185.1 million in Q2 2025. In YTD 2026, the Company reported cash flows from operating activities of $335.3 million, compared to $199.1 million in YTD 2025. The increased cash flows were primarily driven by cash proceeds from gold and silver sales following the commencement of commercial production at the Blackwater Mine on May 1, 2025. The increase in cash flows was partially offset by the planned buildup of stockpile inventory during 2026, as well as favourable working capital movements in the comparative period, primarily reflecting an increase in accounts payable as part of the Company’s cash management initiatives following commercial production.
Investing activities
Net cash used in investing activities amounted to $194.3 million in Q2 2026, compared to $147.6 million in Q2 2025. In YTD 2026, net cash used in investing activities amounted to $289.0 million, compared to $231.9 million in YTD 2025. Total cash used in investing activities increased in the 2026 periods, primarily due to cash payments of $36.3 million for gold put option premiums and investments in marketable securities of $20.1 million, both made in Q2 2026.
Financing activities
Net cash used in financing activities amounted to $8.7 million in Q2 2026, compared to $13.9 million in Q2 2025. The higher net cash used in the prior period was primarily attributable to principal and interest payments of $34.0 million under the Company’s previous project loan facilities, partially offset by higher proceeds from the exercise of stock options. The lower net cash used in the current period was partially offset by higher lease payments, reflecting the commencement of principal repayments on additions to the Company’s mobile fleet.
Net cash used in financing activities amounted to $35.5 million in YTD 2026, compared to cash provided by financing activities of $59.3 million in YTD 2025. The change from cash provided by financing activities in the prior period to cash used in financing activities in the current period was primarily attributable to proceeds of $43.4 million received from the simplification of the Silver Stream and $40.0 million of proceeds received under the Company’s previous project loan facilities in the prior period, partially offset by project loan facility and lease principal and interest payments described above. Net cash used in the current period also reflected $9.4 million of financing costs related to the senior unsecured notes offering and $6.4 million of payments to settle restricted share units.

I-I-111

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the three and six months ended June 30, 2026
(Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
9.
TRANSACTIONS BETWEEN RELATED PARTIES

The Company transacts with key management personnel, who have authority and responsibility to plan, direct and control the activities of the Company and receive compensation for services rendered in that capacity. Amounts paid to related parties were incurred in the normal course of business. Key management consists of the Company’s Executive Chair & Director (Steven Dean), Chief Executive Officer and Director (Dale Andres), President (Jeremy Langford), Chief ESG Officer (Candice Alderson), Chief Financial Officer and Corporate Secretary (Gerrie van der Westhuizen), Chief Business Development Officer (Tony Scott), and Directors (Ryan Beedie, David Black, Lisa Ethans, Elise Rees, Janis Shandro, and George Salamis). Subsequent to June 30, 2026, Erik Marchand was appointed Chief Financial Officer and Corporate Secretary.
During the pre-commercial production period, a portion of key management compensation was capitalized to mineral property, plant and equipment, depending on the nature of the individuals’ responsibilities. Following the commencement of commercial production, a portion of this compensation is now allocated to the cost of inventory and capital projects, in accordance with the Company’s accounting policies and the function of the roles performed. Salaries, benefits, consulting fees and director’s fees are recorded based on contractual terms while share-based compensation is measured at the fair value of the instruments issued, with the expense recognized over the relevant vesting periods.
Compensation awarded to key management personnel for the periods presented below was:
	Q2 2026 $	Q2 2025 $	YTD 2026	YTD 2025
Salaries and benefits	1,064	633	2,517	1,998
Consulting fees	556	380	1,058	1,202
Director fees	111	137	229	283
Share-based payments	3,391	2,846	7,187	5,506
	5,122	3,996	10,991	8,989
As at June 30, 2026, there were no outstanding amounts payable to key management personnel, other than cash-settled stock-based compensation liabilities of $1.7 million (December 31, 2025 – $6.2 million).
10.
OFF-BALANCE SHEET ARRANGEMENTS

The Company had no off-balance sheet arrangements as at June 30, 2026, or as at the date hereof, other than those disclosed in Note 16 of the Company’s Interim Financial Statements.
11.
SUBSEQUENT EVENT

On August 5, 2026, the Company declared an inaugural quarterly dividend of $0.05 per share; payable on September 9, 2026 to shareholders of record on August 19, 2026. This declaration is consistent with the Company’s dividend policy announced on February 18, 2026.
12.
OUTSTANDING SHARE DATA

The authorized capital of Artemis Gold consists of an unlimited number of common shares. As of the date of this report, there were 233,190,778 common shares, 7,649,599 stock options, 608,685 restricted share units, 119,700 deferred share units and 303,200 performance share units outstanding.
13.
CAPITAL MANAGEMENT

Capital includes all components of shareholders’ equity. The Company’s objective in managing capital is to safeguard the Company’s ability to continue as a going concern, to maintain a flexible capital structure

I-I-112

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the three and six months ended June 30, 2026
(Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
which optimizes cost of capital at acceptable risk, and to provide reasonable returns to shareholders. The Company manages the capital structure and makes adjustments in light of changes in economic conditions, foreign exchange rates and the risk characteristics of the Company’s assets. In order to maintain or adjust the capital structure, the Company may issue new shares or sell assets to improve working capital. In order for the Company to meet its obligations and undertake its intended discretionary spending related to the operation and further development of the Blackwater Mine, it may choose to fund such expenditures through future cash flows associated with mining operations, including the downside price protection associated with the gold put options, further draws on the RCF, or by other means.
14.
FINANCIAL INSTRUMENTS AND OTHER INSTRUMENTS

The Board of Directors has overall responsibility for the establishment and oversight of the Company’s risk management framework.
The Company’s financial instruments consist of cash and cash equivalents, receivables, marketable securities, accounts payable and accrued liabilities, lease liabilities, long-term debt, and derivative assets and liabilities.
All financial instruments are initially recorded at fair value and classified as follows: cash and cash equivalents and receivables are classified as financial assets at amortized cost. Accounts payable and accrued liabilities and long-term debt are classified as financial liabilities and are measured at amortized cost. The Discretionary Hedges and gold put options, which are derivative financial instruments, are measured at fair value through profit or loss. Marketable securities are measured at Fair value through other comprehensive income (“FVOCI”).
Fair value
A three-level hierarchy for fair value measurements exists based upon the significance of inputs used in making fair value measurements:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices); and

•
Level 3 — Inputs for the asset or liability that are not based on observable market data.

As at June 30, 2026, the carrying value of the Company’s cash and cash equivalents, restricted cash, receivables, as well as accounts payable approximate their fair values due to their short-term nature. The gold put options have an estimated fair value of $29.0 million, based on the spot price for gold denominated in Canadian dollars, the prevailing forward curve, implied volatility rates and time to maturity. The fair value of the gold put options is considered to be a Level 2 fair value measurement in the hierarchy. The fair value of the Company’s equity investment in Velocity Minerals Ltd (“VLC”) is $9.4 million, which was determined using the period-end share price of VLC. The marketable securities have a fair value of $17.8 million using the period-end quoted market prices of the investments. As the senior unsecured notes were recently issued in February 2026 and initially recognized at fair value, their carrying amount approximates fair value. The Discretionary Hedges have an estimated fair value liability of $16.6 million determined based on forward price curves for gold denominated in Canadian dollars. The fair value of the Discretionary Hedges is considered to be a Level 2 fair value measurement in the hierarchy.
Fair value is based on available public market information or, when such information is not available, estimated using present value or option pricing techniques and assumptions concerning the amount and timing of future cash flows and discount rates which factor in the appropriate credit risk.

I-I-113

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the three and six months ended June 30, 2026
(Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
15.
CHANGES IN ACCOUNTING POLICIES

Accounting standards adopted as of January 1, 2026
•
Amendments to IFRS 9 and IFRS 7, Amendments to the Classification and Measurement of Financial Instruments (“Amendments to IFRS 9 and IFRS 7”): In May 2024, the IASB issued Amendments to IFRS 9 and IFRS 7 which clarify the date of recognition and derecognition of some financial assets and liabilities with a new exception for some financial liabilities settled through an electronic cash transfer system, clarify and add further guidance for assessing whether a financial asset meets the solely payments of principal and interest criterion, add new disclosures for certain instruments with contractual terms that can change cash flows such as instruments with features linked to the achievement of environment, social and governance targets; and update the disclosures for equity instruments designated at FVOCI. Amendments to IFRS 9 and IFRS 7 are effective for periods beginning on or after January 1, 2026. For financial liabilities settled in cash using an electronic payment system, we applied the election to deem these financial liabilities to be discharged before the settlement date. The amendment has been applied retrospectively with no restatement of comparative information, in accordance with transition requirements on initial application of IFRS 9, and adoption did not have a material impact on our condensed consolidated interim financial statements. The Company has determined the other amendments did not have a material impact.

Accounting standards and amendments issued but not yet adopted
•
IFRS 18, Presentation and Disclosure in Financial Statements (“IFRS 18”): In April 2024, the IASB issued IFRS 18, which will replace IAS 1. IFRS 18 is effective and will be applied retrospectively for periods beginning on or after January 1, 2027, with early adoption permitted. IFRS 18 will require defined categories and subtotals in the statement of income or loss, require disclosure about management-defined performance measures, and adds new principles for aggregation and disaggregation of information. The Company is assessing the impact of this standard on its disclosures. Due to the classification of income and expenses as operating, investing, or financing under IFRS 18, the Company expects changes to its subtotals on the statements of income or loss. The Company is assessing which of its reported performance measures would constitute management-defined performance measures under IFRS 18. The Company continues to assess the impact of IFRS 18 on its disclosures.

16.
NON-IFRS MEASURES

The Company has included certain non-IFRS performance measures throughout this MD&A. These performance measures are employed by management to assess the Company’s operating and financial performance. The Company believes that, in addition to conventional measures prepared in accordance with IFRS, certain investors and stakeholders will use these non-IFRS measures to evaluate the Company’s operating and financial performance. However, these non-IFRS performance measures do not have any standardized meaning and may therefore not be comparable to similar measures presented by other issuers. Accordingly, these non-IFRS performance measures are intended to provide additional information and should not be considered in isolation or as a substitute for performance measures prepared in accordance with IFRS.
The following tables summarize key operating results and unit cost metrics for Q2 2026 and YTD 2026, compared with the comparable post-commercial production period in 2025. As the Company declared commercial production effective May 1, 2025, the comparative period for both Q2 and YTD 2025 consists of May and June 2025.

I-I-114

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the three and six months ended June 30, 2026
(Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
Realized gold price
The Company believes average realized gold price is a metric used to better understand the gold price realized from the Company’s sales into the gold spot market, as compared to the market price during the period, such as the market price published by the LBMA. The Company calculates average realized gold price as total gold revenue less revenue from streams and hedges, all divided by total gold ounces sold into the gold spot market (i.e. excluding gold ounces delivered into streams and hedges).
Other companies may calculate this measure differently because of differences in underlying principles, circumstances and policies applied. The Canadian dollar equivalent of the LBMA average gold price was derived using the average monthly exchange rates published by the Bank of Canada.
	Units	Q2 2026	Q2 2025	YTD 2026	YTD 2025
Gold revenue	$000s CAD	426,215	224,255	734,263	265,054
Gold Stream revenue – Cash	$000s CAD	(13,046)	(5,269)	(24,632)	(5,430)
Gold Stream revenue – Non Cash	$000s CAD	(24,228)	(9,786)	(45,728)	(10,084)
Stream Adjusted Gold Revenue	$000s CAD	388,941	209,200	663,903	249,540
Discretionary Hedge revenue – Cash	$000s CAD	(23,449)	(30,186)	(46,927)	(30,186)
Discretionary Hedge revenue – Non Cash	$000s CAD	(20,429)	(10,522)	(46,851)	(10,522)
Mandatory Hedge revenue – Cash	$000s CAD	(44,929)	—	(116,021)	—
Stream and Hedge Adjusted Gold Revenue	$000s CAD	300,134	168,492	454,104	208,832
Ounces sold in the period	ounces	78,126	49,517	138,643	59,053
Ounces sold into the Gold Stream	ounces	(6,246)	(3,291)	(11,160)	(3,401)
Ounces sold into the Discretionary Hedges	ounces	(7,000)	(9,000)	(14,000)	(9,000)
Ounces sold into the Mandatory Hedge Program	ounces	(15,828)	—	(41,001)	—
Total ounces sold in the spot market	ounces	49,052	37,226	72,482	46,652
Average Realized Gold Price – Adjusted for Stream and Hedges (Spot Sales Realized Price)	CAD$ per ounce	$6,119	$4,526	$6,265	$4,476
Average FX for the period(1)	CAD$ / US$	0.7178	0.7225	0.7230	0.7124
Average Realized Gold Price – Adjusted for Stream and Hedges (Spot Sales Realized Price)	US$ per ounce	$4,392	$3,270	$4,529	$3,189
LBMA average gold price(1)	CAD$ per ounce	$6,122	$4,539	$6,284	$4,412
Average FX for the period(1)	CAD$ / US$	0.7178	0.7225	0.7230	0.7124
LBMA average gold price	US$ per ounce	$4,395	$3,279	$4,543	$3,143

(1)
Translated amounts may differ due to rounding.

Cash Cost and AISC per gold ounce
The Company believes Cash Cost is an important statistic used to measure operating performance. The Company calculates Cash Costs as production costs less share-based payments within production costs net of silver revenue, all divided by total gold ounces sold to arrive at a per-ounce figure.

I-I-115

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the three and six months ended June 30, 2026
(Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
The Company believes AISC more fully defines the total costs associated with producing gold. The Company calculates AISC as the sum of Cash Costs, general administration expense (excluding depreciation), lease payments, share-based payments within production costs, reclamation and closure costs, and sustaining capital, all divided by the gold ounces sold to arrive at a per-ounce figure.
Other companies may calculate these measures differently because of differences in underlying principles and policies applied. Differences may also arise due to a different definition of sustaining capital versus growth capital. The US dollar equivalent was derived using the average monthly exchange rates published by the Bank of Canada.
	Units	Q2 2026	Q2 2025 (May and June)	YTD 2026	YTD 2025 (May and June)
Gross production costs	$	143,088	55,590	270,326	55,590
Change in inventories	$	(46,162)	(17,081)	(91,079)	(17,081)
Net production costs	$	96,926	38,509	179,247	38,509
Share-based payments	$	(1,088)	(1,704)	(3,786)	(1,704)
Silver revenue	$	(7,369)	(4,419)	(14,704)	(4,419)
Cash costs	$	88,469	32,386	160,757	32,386
Ounces sold	ounces	78,126	34,112	138,643	34,112
Cash Cost per gold ounce sold	CAD$ per ounce	$1,132	$949	$1,160	$949
Average FX for the period(1)	CAD$ / US$	0.7178	0.7264	0.7230	0.7264
Cash Cost per gold ounce sold	US$ per ounce	$813	$690	$838	$690
Cash costs	$	88,469	32,386	160,757	32,386
General and administrative expense	$	3,395	3,704	9,754	3,704
Depreciation included in general and administrative expense	$	(128)	(101)	(267)	(101)
Lease payments	$	8,691	—	15,790	—
Share-based payments	$	1,088	1,704	3,786	1,704
Accretion expense on asset retirement obligation	$	490	118	1,132	118
Sustaining capital costs	$	1,939	7	3,355	7
All-in sustaining costs	$	103,944	37,818	194,307	37,818
Ounces sold	ounces	78,126	34,112	138,643	34,112
AISC per gold ounce sold	CAD$ per ounce	$1,330	$1,109	$1,401	$1,109
Average FX for the period(1)	CAD$ / US$	0.7178	0.7264	0.7230	0.7264
AISC per gold ounce sold	US$ per ounce	$955	$805	$1,013	$805

(1)
Translated amounts may differ due to rounding.

AISC margin and AISC margin per gold ounce
The Company believes that, in addition to conventional measures prepared in accordance with IFRS, certain investors and other stakeholders use AISC margin and AISC margin per gold ounce sold to evaluate

I-I-116

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the three and six months ended June 30, 2026
(Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
the Company’s performance and ability to generate cash flows and service debt. AISC margin is defined as cash revenue less silver revenue and AISC. AISC margin is divided by the gold ounces sold to arrive at a per-ounce figure.
The following table provides the calculation of AISC margin and AISC margin per gold ounce sold, as calculated by the Company:
	Units	Q2 2026	Q2 2025 (May and June)	YTD 2026	YTD 2025 (May and June)
Cash Revenue	$	385,514	206,818	649,786	206,818
Silver Revenue(1)	$	(7,369)	(4,419)	(14,704)	(4,419)
All-in sustaining costs	$	(103,944)	(37,818)	(194,307)	(37,818)
AISC margin	$	274,201	164,581	440,775	164,581
AISC margin	% of cash revenue	71%	80%	68%	80%
Ounces sold	ounces	78,126	34,112	138,643	34,112
AISC margin per gold ounce sold	CAD$ per ounce	$3,510	$4,825	$3,179	$4,825
Average FX for the period(2)	CAD$ / US$	0.7178	0.7264	0.7230	0.7264
AISC margin per gold ounce sold	US$ per ounce	$2,519	$3,505	$2,298	$3,505
Cash revenue per gold ounce sold	CAD$ per ounce	$4,935	$6,063	$4,687	$6,063
Cash revenue per gold ounce sold	US$ per ounce	$3,542	$4,404	$3,388	$4,404

(1)
Silver revenue is already accounted for as a by-product credit in determining AISC. As such it is being added back to avoid duplicating the benefit of silver revenue on the AISC margin determination.

(2)
Translated amounts may differ due to rounding.

Capital expenditure reconciles to the Company’s Interim Financial Statements for the periods presented below as follows:
	Q2 2026 $	Q2 2025 $	YTD 2026 $	YTD 2025 $
Purchases of mineral property, plant and equipment	137,027	146,469	232,793	236,591
Lease payments	8,691	4,150	15,790	7,322
Adjusted for:
Non-cash changes in working capital in investing activities	(3,457)	(61,144)	(9,082)	(53,601)
Total Capital Expenditure	142,261	89,475	239,501	190,312
Capital Expenditure is comprised of:
Sustaining capital	1,939	7	3,355	7
Lease payments	8,691	4,150	15,790	7,322
Total sustaining capital and lease payments	10,630	4,157	19,145	7,329
Phase 1A expansion project	27,880	—	37,151	—
EP2 project	71,960	—	107,892	—
Other expansion capital	31,316	—	74,305	—
Resource expansion and exploration	475	—	1,008	—
Phase 1 deferred capital	—	34,020	—	34,020

I-I-117

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the three and six months ended June 30, 2026
(Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
	Q2 2026 $	Q2 2025 $	YTD 2026 $	YTD 2025 $
Phase 1 capital (pre-commercial production)	—	51,298	—	148,963
Total growth capital	131,631	85,318	220,356	182,983
Total Capital Expenditure	142,261	89,475	239,501	190,312

Total capital expenditures in Q2 2026 amounted to $142.3 million compared to $89.5 million in Q2 2025.
Phase 1A capital expenditures related to continued engineering, procurement and construction work, including construction work on the vertical grinding mill building and leach and pre-aeration tanks.
EP2 capital expenditures related to continued engineering and procurement activities, and ongoing work related to bulk earthworks and completing the 612-person construction camp expansion. Expenditures during Q2 2026 include procurement payments for the SAG and ball mills, cone crushers, gyratory crushers spares, and the oxygen plant.
Other expansion capital during the quarter primarily related to the tailings storage facility dam raise, construction of the reverse osmosis plant, and continued foundation work on increasing the ore stockpile capacity. The grade control drilling reconciliation continues to show more low and medium grade ore tonnes than predicted in the Mineral Resource and the stockpile capacity is being expanded to accommodate it.
EBITDA and Adjusted EBITDA
EBITDA is a metric used to better understand the financial performance of the Company by computing income from business operations without including the effects of capital structure, tax rates and depreciation.
Adjusted EBITDA is EBITDA excluding the effects of non-cash components of revenue, equity income or loss from investment in associate, and change in fair value of derivatives.
	Q2 2026 $	Q2 2025 $	YTD 2026 $	YTD 2025 $
Net income	199,020	100,186	313,220	104,829
Adjusted for:
Finance income	(966)	(251)	(2,119)	(251)
Finance expense	15,413	14,598	31,698	14,746
Current income tax expense	6,101	3,066	11,277	3,066
Deferred income tax expense	100,888	43,511	164,631	44,476
Depreciation and depletion	12,176	7,791	25,096	8,458
EBITDA	332,632	168,901	543,803	175,324
Non-cash components of revenue	(48,070)	(24,246)	(99,181)	(24,544)
Equity loss from investment in associate	61	(6)	220	109
Change in fair value of derivatives	570	1,731	15,943	22,637
Adjusted EBITDA	285,193	146,380	460,785	173,526
Adjusted net income and Adjusted EPS
Adjusted net income and adjusted EPS are used by management and investors to measure the underlying operating performance of the Company. Adjusted net income is defined as net income adjusted to exclude

I-I-118

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the three and six months ended June 30, 2026
(Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
specific items that are significant but not reflective of the underlying operating performance of the Company, such as the impact of fair value changes in the value of derivatives and equity loss from investment in associate. Adjusted net income per share amounts are calculated using the weighted average number of shares outstanding on a basic and diluted basis as determined under IFRS.
The following table provides the calculation of adjusted net income and adjusted EPS, as adjusted and calculated by the Company:
	Q2 2026 $	Q2 2025 $	YTD 2026 $	YTD 2025 $
Net income	199,020	100,186	313,220	104,829
Adjusted for:
Equity loss from investment in associate	61	(6)	220	109
Change in fair value of derivatives	570	1,731	15,943	22,637
Adjusted net income	199,651	101,911	329,383	127,575
Weighted average number of common shares outstanding
Basic	234,036,481	228,071,254	233,418,662	226,781,701
Diluted	240,257,855	235,268,210	239,750,776	233,457,530
Net income per common share
Basic	0.85	0.44	1.34	0.46
Diluted	0.83	0.43	1.31	0.45
Adjusted net income per common share
Basic	0.85	0.45	1.41	0.56
Diluted	0.83	0.43	1.37	0.55

17.
RISK FACTORS

The Company’s business, operations and future prospects are subject to significant risks. For details of these risks, refer to the risk factors set forth in the Company’s most recently filed AIF, which can be found under the Company’s corporate profile on SEDAR+ (www.sedarplus.ca). Management is not aware of any significant changes to the risks identified in the Company’s most recently filed AIF nor has the Company’s mitigation of those risks changed significantly since the AIF was filed. These risks could materially affect the Company’s business, operations, prospects and share price and could cause actual events to differ materially from those described in forward-looking statements relating to the Company. Additional risks and uncertainties not presently known to the Company or that the Company currently considers immaterial may also impair the business, operations, prospects and share price of the Company. If any of the risks actually occur, the business of the Company may be harmed, and its financial condition and results of operations may suffer significantly.
18.
NOTE REGARDING FORWARD-LOOKING INFORMATION

This MD&A contains certain forward-looking statements and forward-looking information as defined under applicable Canadian and U.S. securities laws. Statements contained in this MD&A that are not historical facts are forward-looking statements that involve known and unknown risks and uncertainties. Any statements that refer to expectations, projections or other characterizations of future events or circumstances contain forward-looking statements. In certain cases, forward-looking statements and information can be identified

I-I-119

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the three and six months ended June 30, 2026
(Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
using forward-looking terminology such as “may”, “will”, “expect”, “intend”, “estimate”, “anticipate”, “believe”, “continue”, “plans”, “potential” or similar terminology. Forward-looking statements and information are made as of the date of this MD&A and include, but are not limited to, statements regarding the future of mining in British Columbia; the contribution of the Blackwater Mine to various stakeholders or the economy; the size of the Blackwater Mine relative to its competitors; opinions of the Province of British Columbia regarding the Blackwater Mine and the region; agreements and relationships with Indigenous partners; the strategy, plans, future financial and operating performance of the Blackwater Mine, including (i) estimates of grades, throughput, recoveries, future production and sales (including the 2026 annual production guidance); (ii) estimates of future costs, all-in sustaining costs, all-in sustaining cost margins, and growth capital expenditures (including the 2026 AISC guidance); (iii) the extent and timing of any exploration programs; (iv) the plans of the Company with respect to optimizing and enhancing current operations, including the expected costs and benefits of work to be undertaken as part of Phase 1A (including the expected completion and commissioning of Phase 1A in Q4 2026 and the associated increase in throughput capacity), EP2 (including the commencement of major works construction in Q3 2026, targeted completion before the end of 2028, and the increase in processing plant capacity), and the expected timing of procurement, construction, commissioning and completion works; (v) anticipated life of mine and options to extend, (vi) distributions under the Dividend Policy, including the Company’s intentions with respect to future dividends or other distributions to shareholders, including the amount and timing thereof following the inaugural dividend; (vii) the Company’s expectation that it will not experience material liquidity constraints over the next 12 months and that Phase 1A and EP2 will be funded entirely from operating cash flows; and (viii) other financial and operational expectations of the Company with respect to the Blackwater Mine.
These forward-looking statements represent management’s current beliefs, expectations, estimates and projections regarding future events and operating performance, which are based on information currently available to management, management’s historical experience, perception of trends and current business conditions, expected future developments and other factors which management considers appropriate. Such forward-looking statements involve numerous risks and uncertainties and other factors which may cause the actual results, performance or achievements of Artemis Gold to be materially different from any future results, performance or achievements expressed or implied by such forward-looking information. Important risks and other factors that may cause actual results to vary include, without limitation: the timing and receipt of certain approvals; changes in commodity and power prices and supply chain availabilities; changes in interest and currency exchange rates; risks relating to the ability of the Company to accomplish its plans and objectives with respect to the operations, optimization, enhancement and expansion at the Blackwater Mine within the expected timing or at all; risks related to the timing of certain conditions in connection with the final investment decision of EP2 being met; the timing and receipt of certain required permits and approvals; inaccurate geological and metallurgical assumptions (including with respect to the size, grade and recoverability of mineral resources and mineral reserves); litigation risks (including the anticipated outcome or resolution of ongoing or potential claims and counterclaims, the timing and success of such claims and counterclaims); risks inherent in mineral resource and mineral reserves estimates and results; changes in development or mining plans due to changes in logistical, technical or other factors; unanticipated operational difficulties (including failure of plant, equipment or processes to operate in accordance with specifications, cost escalation, resources (including hydropower), plant and equipment or third party contractors, industrial disturbances, job action, skilled labour availability, and unanticipated events related to health, safety and environmental matters); impacts to supply chains, including price, availability of goods and ability to receive goods and fuel within the time required, changes in governmental regulation of mining operations; political risk, social unrest, social and environmental activities including climate change, weather events, hydrogeological assumptions, water quality estimates and water management infrastructure including the tailings storage facility, water diversion and storage facilities and water treatment plants; risks relating to the Gold Stream and Silver Stream; risks related to Indigenous Groups land claims; risks related to the Sedgman Claim; risks related to financing arrangements; changes in general geopolitical conditions, economic

I-I-120

ARTEMIS GOLD INC.
Management’s Discussion and Analysis
For the three and six months ended June 30, 2026
(Expressed in Canadian Dollars and tables expressed in thousands of Canadian Dollars, unless otherwise noted)
conditions or conditions in the financial markets; risks that the Company’s operating cash flows are insufficient to fund Phase 1A and EP2 capital expenditures as planned and other risks related to the ability of the Company to proceed with its plans for the Blackwater Mine; and other risks set out in the Company’s most recent Annual Information Form, which is available on the Company’s website at www.artemisgoldinc.com and on SEDAR+ at www.sedarplus.ca
In making the forward-looking statements in this MD&A, the Company has applied several material assumptions, including without limitation, the assumptions that: there are no material unplanned operational interruptions; market fundamentals will result in sustained mineral demand and prices; any necessary permits, approvals and consents in connection with continued operations, optimization, enhancement and expansion of the Blackwater Mine will be obtained; the continued operation of the Blackwater Mine without material adverse disruption; that operating cash flows will be sufficient to fund Phase 1A and EP2 capital expenditures without the need for material additional financing, and that any additional financing will continue to be available on terms suitable to the Company; sustained commodity prices will continue to make the Blackwater Mine and expansion plans economically viable; and there will not be any unfavourable changes to the economic, political, permitting and legal climate in which the Company operates. Although the Company has attempted to identify important factors that could affect the Company and may cause actual actions, events, or results to differ materially from those described in forward-looking statements, there may be other factors that cause the actual results or performance by the Company to differ materially from those expressed in or implied by any forward-looking statements. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or the financial condition of the Company. Investors should therefore not place undue reliance on forward-looking statements. The Company is under no obligation and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether because of new information, future events or otherwise, except as may be required under applicable securities laws.

I-I-121

NOTICE OF MEETING
AND
INFORMATION CIRCULAR
FOR THE
ANNUAL GENERAL MEETING OF SHAREHOLDERS
OF
ARTEMIS GOLD INC.
to be held on
August 5, 2026

I-I-122

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS	I-I-124
INFORMATION CIRCULAR FOR ANNUAL GENERAL MEETING OF THE SHAREHOLDERS	I-I-127
SOLICITATION OF PROXIES	I-I-127
APPOINTMENT OF PROXYHOLDERS	I-I-127
PROXY INSTRUCTIONS	I-I-127
REVOCABILITY OF PROXIES	I-I-128
EXERCISE OF DISCRETION	I-I-129
ADVICE TO BENEFICIAL (NON-REGISTERED) SHAREHOLDERS	I-I-129
NOTICE-AND-ACCESS	I-I-130
RECORD DATE AND VOTING SECURITIES	I-I-130
PRINCIPAL HOLDERS OF VOTING SECURITIES	I-I-131
CORPORATE BACKGROUND	I-I-131
PARTICULARS OF MATTERS TO BE ACTED UPON AT THE MEETING	I-I-131
STATEMENT OF EXECUTIVE COMPENSATION	I-I-141
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS	I-I-152
INDEBTEDNESS TO COMPANY OF DIRECTORS AND EXECUTIVE OFFICERS	I-I-160
INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS	I-I-161
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	I-I-161
STATEMENT OF CORPORATE GOVERNANCE PRACTICES	I-I-161
HEALTH, SAFETY, ENVIRONMENT AND SOCIAL PERFORMANCE COMMITTEE	I-I-165
AUDIT COMMITTEE	I-I-165
ADDITIONAL INFORMATION	I-I-166
OTHER MATTERS	I-I-167

I-I-123

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
MEETING DATE AND LOCATION
Meeting Type:	Annual General Meeting of Shareholders (the “Meeting”)
When:	August 5, 2026 at 12:30 p.m. (Vancouver time)
Where:	595 Burrard Street, Suite 3083, in Vancouver, British Columbia
BUSINESS OF THE MEETING
A.
to receive the audited financial statements of Artemis Gold Inc. (“Artemis Gold” or the “Company”) for the year ended December 31, 2025 and the report of the auditors thereon;

B.
to fix the number of directors of the Company for the ensuing year at eight (8) (see “Setting the Number of Directors” in the Company’s management information circular dated June 17, 2026 (the “Information Circular”));

C.
to elect directors of the Company for the ensuing year (see “Election of Directors” in the Company’s Information Circular;

D.
to appoint PricewaterhouseCoopers LLP as the auditors of the Company for the ensuing year at a remuneration to be fixed by the directors (see “Appointment of Auditors” in the Information Circular);

E.
to consider and, if thought fit, to pass an ordinary resolution re-approving the Company’s rolling omnibus plan, as more fully set forth in the Information Circular (see “Re-approval of Rolling Omnibus Incentive Plan” in the Information Circular); and

F.
to transact any other business that may properly come before the Meeting and any postponement(s) or adjournment(s) thereof.

The Meeting will be held both in person and via a live teleconference. The Company encourages shareholders to participate via the live teleconference, and to vote their shares in advance of the Meeting via mail, telephone or online. No management presentation will be made at the Meeting. Registered shareholders and duly appointed proxy holders who have properly pre-registered to participate in the Meeting as outlined below will have the opportunity to ask questions of management at the conclusion of the Meeting and, provided they have not already submitted their votes, participate in telephone voting.
In order to be permitted to ask questions during the Meeting or submit a telephone vote, registered shareholders and duly appointed proxy holders must pre-register via the following link prior to the proxy cut-off time at 12:30 p.m. (Vancouver time) on July 31, 2026: https://dpregister.com/sreg/10209709/104291bc287
After pre-registration has been completed, pre-registered registered shareholders and duly appointed proxy holders will see on screen a unique PIN they have been assigned and dial-in phone numbers they will use to join the conference call. These details will also be sent to the pre-registered registered shareholders and duly appointed proxy holders by email in the form of a calendar booking. It is recommended that they attempt to connect at least ten minutes prior to the scheduled start time of the Meeting.

I-I-124

All other shareholders and stakeholders wishing to attend the Meeting by teleconference, but not ask questions or participate in telephone voting, may dial the following toll free, or international toll number approximately five minutes prior to the commencement of the Meeting and ask the operator to join the Annual General Meeting of Artemis Gold Inc:
Toll-free (Canada/U.S.): 1-833-752-3746, or
Toll (International): 1-647-846-8723.
NOTICE-AND-ACCESS
Artemis Gold is using the notice-and-access (“Notice-and-Access”) model for delivery of meeting materials to shareholders of common shares of Artemis Gold (“Shareholders”). Notice-and-Access provisions allow reporting issuers to post electronic versions of proxy-related materials on SEDAR+ and a non-SEDAR+ website, rather than delivering the materials by mail. The use of Notice-and-Access provisions significantly reduces paper waste. It also reduces mailing costs to the Company. For the Company to employ Notice-and-Access provisions, it must send a notice to shareholders indicating that the proxy-related materials have been posted electronically and explaining how a shareholder can access them or obtain a paper copy of those materials from the Company. The required elements of such notice have been provided in this Notice.
Therefore, instead of receiving the Information Circular by mail, you may view it electronically by visiting https://www.artemisgoldinc.com/investors/agm-materials/ or the Company’s SEDAR+ profile at www.sedarplus.ca.
HOW DO I OBTAIN A PRINTED COPY OF THE CIRCULAR?
To obtain a printed paper copy of the Information Circular, please contact the Company at 1-888-955-9362 (toll-free Canada/U.S.), 1-604-558-1107 (local or outside Canada/U.S.) or info@artemisgoldinc.com. The Company will, upon request, mail a paper copy of the Information Circular at no cost within three business days following receipt of such request, if received before the Meeting and within ten calendar days following receipt of such request, if received after the Meeting. To receive a printed copy of the Information Circular before the voting deadline for the Meeting of 12:30 p.m. (Vancouver time) on Friday, July 31, 2026, your request must be received no later than July 22, 2026. Following the Meeting, the documents will remain available on the websites listed above for a period of one year.
For additional information about Notice-and-Access provisions, shareholders may contact the Company’s transfer agent, Computershare, at http://www.computershare.com/noticeandaccess or 1-866-964-0492 (toll-free Canada/U.S.).
VOTING IS SIMPLE. PLEASE VOTE TODAY.
WHO CAN VOTE?
Holders of common shares of Artemis Gold on the record date of June 17, 2026 are entitled to receive notice and to vote at the Meeting.
HOW DO I VOTE?
There are several convenient ways to vote your shares including online and via telephone. You will find attached to this notice, a form of proxy or a voting instruction form containing detailed instructions on how to exercise your voting rights.
	Beneficial Shareholders Shares held with a broker, bank or other intermediary.	Registered Shareholders Shares held in own name and represented by a physical certificate.
Internet:	www.investorvote.com	www.investorvote.com
Phone or Fax:	Phone: 1-866-732-8683	Phone: 1-866-732-8683
Mail:	Return the voting instruction form in the enclosed postage paid envelope.	Return the form of proxy in the enclosed postage paid envelope.

I-I-125

If you wish to vote via teleconference at the Meeting, please follow the instructions found in the Information Circular. You are reminded to review the Information Circular prior to voting.
Please submit your vote well in advance of the proxy deposit deadline on Friday, July 31, 2026 at 12:30 p.m. (Vancouver time).
BOARD RECOMMENDATION
The Board of Directors of Artemis Gold unanimously recommends that Shareholders VOTE FOR of all the proposed resolutions.
By order of the Board,
“Steven Dean”

Steven Dean
Executive Chair
June 17, 2026

I-I-126

ARTEMIS GOLD INC.
(the “Company”)
595 Burrard Street, Suite 3083, Vancouver, B.C. V7X 1L3
Telephone: 1-604-558-1107, Facsimile: 1-604-566-9050
INFORMATION CIRCULAR FOR
ANNUAL GENERAL MEETING OF THE SHAREHOLDERS
To be held at 595 Burrard Street, Suite 3083, in Vancouver, British Columbia
on August 5, 2026 at 12:30 p.m. (Vancouver time)
(Information as at June 17, 2026, except as otherwise indicated)
The Company is providing this management information circular (the “Information Circular”) and a form of proxy (a “Proxy”) in connection with management’s solicitation of Proxies for use at the annual general meeting (the “Meeting”) of the Company to be held on August 5, 2026 and at any postponement(s) or adjournment(s) thereof. Unless the context otherwise requires, when we refer in this Information Circular to the Company, its subsidiaries are also included.
SOLICITATION OF PROXIES
The solicitation of Proxies will be primarily by mail, but Proxies may be solicited personally or by telephone by directors, officers and regular employees of the Company in accordance with National Instrument 54-101 — Communication with Beneficial Owners of Securities of a Reporting Issuer of the Canadian Securities Administrators (“NI 54-101”). All costs of this solicitation shall be borne by the Company.
In this Information Circular references to “$” are to amounts in Canadian dollars unless otherwise indicated.
APPOINTMENT OF PROXYHOLDERS
A shareholder entitled to vote at the Meeting may, by means of a Proxy, appoint a proxyholder or one or more alternate proxyholders, who need not be shareholders, to attend and act at the Meeting for the shareholder on the shareholder’s behalf.   Submitting a Proxy by mail or fax are the only methods by which a shareholder may appoint a person as Proxy other than a director or officer of the Company named on the form of Proxy.
The individuals named in the accompanying form of Proxy, Dale Andres and Steven Dean, are officers and/or a director of the Company. A shareholder wishing to appoint some other person (who need not be a shareholder) to represent him or her at the Meeting has the right to do so, either by inserting such person’s name in the blank space provided in the form of Proxy or by completing another form of Proxy. Such a shareholder should notify the nominee of his or her appointment, obtain his or her consent to act as Proxy and instruct him or her on how the shareholder’s Shares are to be voted. In any case, the form of Proxy should be dated and executed by the shareholder or his/her attorney authorized in writing, or if the shareholder is a corporation, under its corporate seal, or by an officer or attorney thereof duly authorized.
PROXY INSTRUCTIONS
If you are voting by proxy, you may vote by phone, by mail or on the internet.

I-I-127

Only shareholders whose names appear on the records of the Company as the registered holders of Shares as at record date or duly appointed proxyholders are permitted to vote at the Meeting. Registered shareholders may wish to vote by Proxy whether or not they are able to attend the Meeting in person. Completed forms of Proxy must be deposited with the Company’s transfer agent, Computershare Investor Services Inc. (“Computershare”), by mail or courier, to Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, or via the internet at www.investorvote.com, no later than 12:30 p.m. Vancouver time on July 31, 2026, being 48 hours (excluding Saturdays, Sundays and holidays) before the commencement of the Meeting or the adjournment thereof at which the Proxy is to be used, unless the chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.
Voting by Telephone
You may vote your Shares by telephone by dialing the following toll-free number from a touch-tone telephone: 1-866-732-8683. If you vote by telephone, you will need your control number, which appears at the bottom of the first page of your proxy form. If you vote by telephone, you cannot appoint anyone other than the designated management proxyholders named on your proxy form as your proxyholder.
Voting by Mail
Complete your proxy form, including the section on declaration of residency, sign and date it, and send it to Computershare in the envelope provided.
If you did not receive a return envelope, please send the completed form to:
Computershare Investor Services Inc.
Attention: Proxy Department
320 Bay Street, 14th Floor
Toronto, Ontario M5H 4A6
Voting on the Internet
Go to www.investorvote.com/login and follow the instructions on the screen. If you vote using the internet, you will need your control number, which appears at the bottom of the first page of your proxy form.
Voting by Meeting Teleconference
During the Meeting voting will be available for those registered shareholders or proxy holders who have not yet submitted a vote. Following the pre-registration process as described elsewhere in this Information Circular, voting may be conducted using your touchtone telephone keypad. Please ensure that dual-tone multi-frequency (or DTMF) tones are activated on your phone. The conference operator will provide instructions to press certain keys to indicate the position you wish to take on each motion.
REVOCABILITY OF PROXIES
In addition to revocation in any other manner permitted by law, a shareholder who has given a Proxy may revoke it by either executing a Proxy bearing a later date or by executing a valid notice of revocation, either of the foregoing to be executed by the shareholder or the shareholder’s authorized attorney in writing; or, if the shareholder is a company, under its corporate seal by an officer or attorney duly authorized; and by depositing the Proxy bearing a later date with Computershare Investor Services Inc., Proxy Department, 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1, at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, that precedes any reconvening thereof, or to the chair of the Meeting on the day of the Meeting or any reconvening thereof, or in any other manner provided by law. In addition, a Proxy may be revoked by the shareholder personally attending the Meeting and voting the shareholder’s Shares. A revocation of a Proxy will not affect a matter on which a vote is taken before the revocation.
Only registered shareholders have the right to revoke a Proxy. Non-registered shareholders wishing to change their vote should contact their agent and/or intermediary.

I-I-128

EXERCISE OF DISCRETION
On a poll, the nominees named in the accompanying form of Proxy will vote or withhold from voting the Shares represented thereby in accordance with the instructions of the shareholder on any ballot that may be called for. If a shareholder specifies a choice with respect to any matter to be acted upon, such shareholder’s Shares will be voted accordingly. The Proxy will confer discretionary authority on the nominees named therein with respect to each matter or group of matters identified therein for which a choice is not specified any amendment to or variation of any matter identified therein and any other matter that properly comes before the Meeting.
If a shareholder does not specify a choice in the Proxy and the shareholder has appointed one of the management nominees named in the accompanying form of Proxy, the management nominee will vote Shares represented by the Proxy in favour of the matters specified in the notice of meeting (the “Notice”) and in favour of all other matters proposed by management at the Meeting.
As of the date of this Information Circular, management of the Company knows of no amendment, variation or other matter that may come before the Meeting but, if any amendment, variation or other matter properly comes before the Meeting, each nominee in the accompanying form of Proxy intends to vote thereon in accordance with the nominee’s best judgment.
ADVICE TO BENEFICIAL (NON-REGISTERED) SHAREHOLDERS
This Information Circular is being sent to both registered and non-registered shareholders. The information set forth in this section is of significant importance to many shareholders of the Company, as a substantial number of shareholders do not hold Shares in their own name. Shareholders who do not hold their Shares in their own name (referred to in this Information Circular, collectively, as “Beneficial Shareholders”) should note that only Proxies deposited by shareholders whose names appear on the records of the Company as the registered holders of Shares can be recognized and acted upon at the Meeting. If Shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those Shares will not be registered in the shareholder’s name on the records of the Company. Such Shares will more likely be registered under the names of the shareholder’s broker or an agent of that broker. In the United States the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited; and which acts as nominee for many Canadian brokerage firms). Beneficial Shareholders should ensure that instructions respecting the voting of their Shares are communicated to the appropriate person.
These securityholder materials are being sent to both registered and non-registered owners of the Shares. Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders’ meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Shareholders in order to ensure that their Shares are voted at the Meeting. The voting instruction form supplied to a Beneficial Shareholder by its broker (or the agent of the broker) is similar to the form of Proxy provided to registered shareholders by the Company. However, its purpose is limited to instructing the registered shareholder (the broker or agent of the broker) how to vote on behalf of the Beneficial Shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) in the United States and in Canada. Broadridge typically prepares its own voting instruction forms, mails those forms to the Beneficial Shareholders and requests the Beneficial Shareholders to return the voting instruction form to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting. A Beneficial Shareholder receiving a Broadridge voting instruction form cannot use that voting instruction form to vote Shares directly at the Meeting. That voting instruction form must be returned to Broadridge well in advance of the Meeting in order to have those Shares voted.
Although a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting Shares registered in the name of his or her broker (or agent of the broker), a Beneficial Shareholder may attend the Meeting as proxyholder for the registered shareholder and vote the Shares in that capacity. Beneficial Shareholders who wish to attend the Meeting and indirectly vote their Shares as proxyholder for the registered shareholder should enter their own names in the blank space on the instrument of proxy provided

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to them and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting. Alternatively, a Beneficial Shareholder may request in writing that his or her broker send to the Beneficial Shareholder a legal proxy which would enable the Beneficial Shareholder to attend at the Meeting and vote his or her Shares.
Under NI 54-101, Beneficial Shareholders who have not objected to their nominee disclosing certain ownership information about themselves to the Company are referred to as “non-objecting beneficial owners” (“NOBOs”). Those non-registered holders who have objected to their nominee disclosing ownership information about themselves to the Company are referred to as “objecting beneficial owners” (“OBOs”).
The Company is sending the Proxy-related materials for the Meeting directly to NOBOs as defined under NI 54-101. If you are a Beneficial Shareholder, and the Company or its agent has sent these materials directly to you (instead of through a nominee), your name and address and information about your NOBO holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the nominee(s) holding on your behalf. Please return your voting instructions as specified in the request for voting instructions.
Beneficial Shareholders who are OBOs should follow the instructions of their intermediary carefully to ensure that their Shares are voted at the Meeting. The Company does not intend to pay for intermediaries to forward to OBOs under NI 54-101, the proxy-related materials and Form 54-101F7 — Request for Voting Instructions Made by Intermediary, and in the case of an OBO, the OBO will not receive the materials unless the OBO’s intermediary assumes the cost of delivery.
NOTICE-AND-ACCESS
The Company is sending this Information Circular to registered shareholders and Beneficial Shareholders using the notice-and-access (“Notice-and-Access”) provisions described in NI 54-101 and National Instrument 51-102 — Continuous Disclosure Obligations. Notice-and-Access provisions allow reporting issuers to post electronic versions of proxy-related materials on SEDAR+ and a non-SEDAR+ website, rather than delivering the materials by mail. The use of Notice-and-Access provisions significantly reduces paper waste. It also reduces mailing costs to the Company. For the Company to employ Notice-and-Access provisions, it must send a notice to shareholders indicating that the proxy-related materials have been posted electronically and explaining how a shareholder can access them or obtain a paper copy of those materials from the Company. The required elements of such notice have been provided in the Notice of Meeting that accompanies this Information Circular.
The Meeting materials, including this Information Circular, are available under the Company’s profile on SEDAR+ at www.sedarplus.ca and on the Company’s website at https://www.artemisgoldinc.com/investors/agm-materials/ and will remain on the website for at least one full year from the date that the Meeting materials are posted on SEDAR+.
To obtain additional information about Notice-and-Access provisions, shareholders may contact the Company’s transfer agent, Computershare, at www.computershare.com/noticeandaccess or 1-866-964-0492 (toll-free Canada/U.S.).
The Company will not use stratification procedures in its use of Notice-and-Access provisions in relation to the Meeting. “Stratification” occurs when a reporting issuer using Notice-and-Access provisions provides a paper copy of the relevant Information Circular to some, but not all, shareholders with the notice package regarding the relevant meeting. In relation to the Meeting, registered shareholders will receive a paper copy of each of the Notice of the Meeting and a form of proxy, whereas non-registered will receive a paper copy of the Notice of the Meeting and a Voting Instruction Form. To obtain a printed paper copy of the Information Circular, please contact the Company at 1-888-955-9362 (toll-free Canada/U.S.), 1-604-558-1107 (local or outside Canada/U.S.) or info@artemisgoldinc.com. The Company will, upon request, mail a paper copy of the Information Circular at no cost within three business days following receipt of such request, if received before the Meeting and within ten calendar days following receipt of such request, if received after the Meeting.
RECORD DATE AND VOTING SECURITIES
The Company has set 5:00 p.m. (Vancouver time), being the close of business, on June 17, 2026 as the record date (the “Record Date”) for determination of persons entitled to receive notice of and to vote at the

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Meeting. Only the registered holders of Shares, and Beneficial Shareholders entitled to receive notice pursuant to NI 54-101 through their intermediaries, as at that date, are entitled to receive notice of and to vote at the Meeting unless after that date a shareholder of record transfers his or her Shares and the transferee, upon producing properly endorsed certificates evidencing such Shares or otherwise establishing that he or she owns such Shares, requests by contacting Computershare Investor Services Inc., Proxy Department, 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1, at least 10 calendar days prior to the Meeting that the transferee’s name be included in the list of shareholders entitled to vote, in which case such transferee is entitled to vote such Shares at the Meeting.
The Company is authorized to issue an unlimited number of Shares without par value, of which 233,065,546 Shares are issued and outstanding as at the date hereof.
Persons who are registered shareholders of Shares at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting and will be entitled to one vote for each Share held.
PRINCIPAL HOLDERS OF VOTING SECURITIES
To the knowledge of the directors and executive officers of the Company, no person beneficially owns, or controls or directs, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to any class of voting securities of the Company except as follows:
Shareholder Name	Number of Shares Beneficially Owned, Controlled or Directed, Directly or Indirectly	Percentage of Outstanding Shares
Ryan Beedie	67,581,949(1)	29.0%

(1)
Beedie Investments Limited, a company wholly owned by Ryan Beedie, is the registered holder of 67,273,849 such Shares. The Beedie Foundation, Beedie Holdings Ltd. and Beedie Luminaries Foundation are the registered holders of 150,000, 156,100 and 2,000 such Shares, respectively. Ryan Beedie is a director of the Company.

CORPORATE BACKGROUND
The Company was incorporated on January 10, 2019 under the name 1193490 B.C. Ltd. under the Business Corporations Act (British Columbia) (the “BCBCA”). On August 28, 2019 the Company filed a Form 2B — Listing Application (the “Listing Application”) to become a listed issuer on the TSX Venture Exchange (the “TSXV”). The Shares started trading on Tier 2 of the TSXV on October 2, 2019. Effective November 4, 2020, the Company graduated to Tier 1 Issuer status on the TSXV.
PARTICULARS OF MATTERS TO BE ACTED UPON AT THE MEETING
To the knowledge of the Company’s directors, the only matters to be placed before the Meeting are those referred to in the Notice accompanying this Information Circular. However, should any other matters properly come before the Meeting; the Shares represented by the Proxy solicited hereby will be voted on such matters in accordance with the best judgement of the persons voting the Shares represented by the Proxy.
Additional details regarding each of the matters to be acted upon at the Meeting are set forth below.
(A)
PRESENTATION OF THE FINANCIAL STATEMENTS

The financial statements of the Company for the year ended December 31, 2025 and the report of the auditor thereon, will be placed before the Meeting. Copies are available under the Company’s profile on SEDAR+, which can be accessed at www.sedarplus.ca.
(B)
SETTING THE NUMBER OF DIRECTORS

The Company proposes to fix the number of individuals of the Company to serve as directors on the board of directors of the Company (the “Board”) at eight (8) for the ensuing year. In the

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absence of instructions to the contrary, the Shares represented by Proxy will be voted FOR setting the number of directors for the ensuing year at eight (8).
(C)
ELECTION OF DIRECTORS

Each director of the Company is elected annually and holds office until the next annual general meeting of shareholders unless his successor is duly elected or until his resignation as a director. In the absence of instructions to the contrary, the Shares represented by Proxy will be voted FOR the nominees listed herein. Management does not contemplate that any of the nominees will be unable to serve as a director.
INFORMATION CONCERNING NOMINEES SUBMITTED BY MANAGEMENT
The following tables provide information on the eight (8) nominees proposed for election as directors of the Company, the province (or state) and country in which each is ordinarily resident, and the period or periods during which each has served as a director. Included in these tables is information relating to the nominees’ membership on committees of the Board, other public board memberships held, and Board and committee meeting attendance in relation to the Company for the year ended December 31, 2025. During the year ended December 31, 2025, the Board held a total of six scheduled Board meetings.
The tables also show the present principal occupation, business or employment of each nominee, and principal occupations, businesses and employments held in the last five years, if not a previously elected director. In addition, the tables show the number of securities of the Company and any of its subsidiaries beneficially owned, or controlled or directed, directly or indirectly, by each of the nominees. The Company has not received notice of, and management is not aware of, any additional proposed nominees.

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Steven Dean
Executive Chair & Director British Columbia, Canada Non-Independent(1) Age: 65 Director Since: June 10, 2019
Mr. Steven Dean is a Fellow of the Australian Institute of Mining and Metallurgy, a Member of the Canadian Institute of Mining, Metallurgy and Petroleum, and a Fellow of the Institute of Chartered Accountants of Australia. He has extensive experience internationally in mining, including as President of Teck Cominco Limited (now Teck Resources Ltd.). Prior to joining Teck, Mr. Dean was a founding member of management of the Normandy Poseidon Group, (which became Normandy Mining) and co-founder of PacMin Mining Corporation which became a subsidiary of Teck Corporation in 1999. He was also a co-founder and former Chairman of Amerigo Resources Ltd. More recently, Mr. Dean was Chairman, CEO and founder of Atlantic Gold. Mr. Dean is a recipient of the Viola R. MacMillan Award from the Prospectors and Developers Association of Canada (PDAC) for individuals demonstrating leadership in management and financing for the exploration and development of mineral resources. Effective June 23, 2025, Mr. Dean transitioned from the CEO role to being the Executive Chair.

	Board/Committee Membership	Attendance FY2025
	Board	6 of 6	100%
	Compensation Committee	N/A — Appointed as a member of the Compensation Committee on November 4, 2025. No meetings were held during the remainder of 2025.
Securities Held:	Other Public Directorships
Shares: 10,182,047(6) Stock Options: 2,739,767 Restricted Share Units: 104,900 Performance Share Units: 18,900	Oceanic Iron Ore Corp. (TSXV: FEO) — Chairman

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Dale Andres
CEO & Director British Columbia, Canada Non-Independent(2) Age: 57 Director Since: May 8, 2023
On June 23, 2025, Mr. Dale Andres, who previously served as a non-executive director of the Company, became Chief Executive Officer and Director of the Company. Mr. Andres has more than 30 years’ experience in the resource industry and most recently served as Chief Executive Officer and Director of Gatos Silver, Inc. Mr. Andres also enjoyed a distinguished career of increasing seniority within Teck Resources Limited where he served as Senior Vice President, Base Metals, Senior Vice President, Copper, Vice President, Copper Strategy and North American Operations, Vice President, Gold and International Mining, as well as General Manager, Underground Mines. Mr. Andres holds a Bachelor of Science degree in Mining Engineering from Queens University, as well as a Graduate Diploma in Business Administration from the Simon Fraser University.

	Board/Committee Membership(3)	Attendance FY2025
	Board	6 of 6	100%
	Health, Safety, Environment and Social Performance Committee	4 of 4	100%
	Compensation Committee	1 of 1	100%
Securities Held:	Other Public Directorships
Shares: 150,000 Stock Options: 321,400 Restricted Share Units: 80,400 Deferred Share Units: 21,600 Performance Share Units: 20,400	None
David Black
Lead Director British Columbia, Canada Independent(5) Age: 85 Director Since: June 10, 2019
Mr. David Black is a retired corporate and securities lawyer and former partner and associate counsel with DuMoulin Black, a law firm established in 1966 specializing in the provision of corporate, securities and finance legal services to natural resource and commercial/industrial companies.
Mr. Black was formerly the Lead Director of Atlantic Gold.

	Board/Committee Membership	Attendance FY2025
	Board	6 of 6	100%
	Audit Committee	4 of 4	100%
	Nominating and Governance Committee (Chair)	1 of 1	100%
	Compensation Committee (Chair)	2 of 2	100%
Securities Held:	Other Public Directorships
Shares: 1,695,890 Stock Options: 88,600 Deferred Share Units: 24,600	None

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Ryan Beedie
Director British Columbia, Canada Non-Independent(4) Age: 57 Director Since: July 17, 2019
Dr. Ryan Beedie is the President of Beedie Development Group, a leader in industrial and residential real estate development in British Columbia. Dr. Beedie also supports multiple philanthropic causes, including, with his father Keith, establishing the Beedie School of Business at Simon Fraser University. Dr. Beedie is the recipient of a variety of awards and acknowledgements including the Order of British Columbia, the 2004 Business in Vancouver’s ‘40 under 40’, the Ernst & Young 2009 BC Entrepreneur of the Year Award, the Queen Elizabeth II Diamond Jubilee Medal in 2013 and Simon Fraser University’s Corporate Impact Award in 2015, as well as the Canadian Business Leader of the Year Award in 2023 as recognized by the Canadian Chamber of Commerce, Dr. Beedie was inducted in the Canadian Business Hall of Fame in 2025, was the 2025 recipient of the United Nations of Canada’s National Citizenship Award and in 2026 was named by Vancouver Magazine as number 1 on its Power 50 list. He completed his undergraduate degree at Simon Fraser University (“SFU”), followed by an MBA at University of British Columbia (“UBC”) and in 2026 was recognized with an honorary Doctor of Laws from, each of UBC and SFU, respectively.
Previously, Mr. Beedie was a Director of Atlantic Gold.

	Board/Committee Membership	Attendance FY2025
	Board (no committee memberships)	6 of 6	100%
Securities Held:	Other Public Directorships
Shares: 67,581,949 Stock Options: 235,100 Deferred Share Units: 16,500	None

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Elise Rees
Director British Columbia, Canada Independent(5) Age: 67 Director Since: May 3, 2021
Ms. Elise Rees is a Fellow of the Chartered Professional Accountant of British Columbia, with 35 years’ experience in professional accountancy before she retired from Ernst & Young LLP (“EY”) in June 2016. Ms. Rees spent 18 years as a partner with EY with the last 14 years of her tenure focused on acquisitions, mergers and corporate reorganizations. She has a breadth of experience in a large variety of industries with specific focus on mining, infrastructure, transportation, technology, real estate, retail and distribution. Ms. Rees is also an experienced director, having served on the boards of a number of profit and not-for profit organizations, including as board chair, treasurer, and audit and finance committee chair. She currently sits on the boards of Enmax Corporation (a private corporation) and K-Bro Linen.

	Board/Committee Membership	Attendance FY2025
	Board	6 of 6	100%
	Audit Committee (Chair)	4 of 4	100%
	Compensation Committee	2 of 2	100%
Securities Held:	Other Public Directorships
Shares: 73,600 Stock Options: 61,600 Deferred Share Units: 19,300	K-Bro Linen (TSX:KBL)
Lisa Ethans
Director British Columbia, Canada Independent(5) Age: 65 Director Since: August 10, 2021
Ms. Lisa Ethans has served as a corporate director (including as board chair and audit chair), financial consultant, and trusted strategic advisor to a range of corporate, public sector, and not-for-profit organizations. She retired as a Financial Advisory partner of Deloitte LLP in 2019 following a 30+ year career, during which she founded the firm’s National Aboriginal Client Services practice and its Wealth Management Services practice. For more than three decades, Ms. Ethans has worked alongside Indigenous organizations and First Nations to develop innovative governance and wealth management solutions aimed at fostering long-term economic independence and prosperity.
Ms. Ethans has been recognized for her professional and community leadership through her designation as a Fellow Chartered Professional Accountant (FCPA, FCA) and as the recipient of the Deloitte Practice Leadership Award and the Institute of Chartered Accountants Community Service Award. She also holds the Chartered Business Valuator (CBV), and ICD.D designations.

	Board/Committee Membership	Attendance FY2025
	Board	5 of 6	83%
	Audit Committee	4 of 4	100%
	Health, Safety, Environment and Social Performance Committee	3 of 4	75%
Securities Held:	Other Public Directorships
Shares: 128,100 Stock Options: 29,300 Deferred Share Units: 17,700	None

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Janis Shandro
Director British Columbia, Canada Independent(5) Age: 48 Director Since: August 10, 2021
Dr. Janis Shandro is a community health and safety practitioner and a trusted advisor and consultant to various international finance institutions and organizations, governments, public mining and oil and gas companies and Indigenous communities. Over the past 15 years, she has had direct project experience in over 30 countries with a focus on identifying and managing social, health and safety risks associated with large-scale development projects, incidents and emergency scenarios. In Canada, Dr. Shandro works in partnership with Indigenous Nations on community health and safety projects as it relates to the extractive sector and has led numerous research projects on Indigenous and community health as it relates to mining. Internationally, she has dedicated the last decade of her career to supporting projects in the Asia-Pacific region. Dr. Shandro is Executive Director and Chair of the Asia Pacific Foundation for Climate and Health. Dr. Shandro holds a co-disciplinary PhD in Mining Engineering and Population Health from the University of British Columbia.

	Board/Committee Membership	Attendance FY2025
	Board	6 of 6	100%
	Health, Safety, Environment and Social Performance Committee (Chair)	4 of 4	100%
	Nominating and Governance Committee	1 of 1	100%
Securities Held:	Other Public Directorships
Shares: 73,584 Stock Options: 44,566 Deferred Share Units: 18,000	None
George Salamis
Director British Columbia, Canada Independent(5) Age: 59 Director Since: March 16, 2026
George Salamis is an experienced director and seasoned mining executive with over 30 years of international leadership in the mining and resource exploration sector. He is currently the President, CEO and Director of Integra Resources, a growing precious metals producer in the Great Basin of the Western United States. He has an excellent track record of building resource companies and unlocking value through resource project development and managing major producing operations. Mr. Salamis holds a B.Sc. in Geology from the Université de Montréal.

	Board/Committee Membership	Attendance FY2025
	Board Health, Safety, Environment and Social Performance Committee Nominating and Governance Committee	N/A — Appointed as a Director and member of the Committees effective March 16, 2026
Securities Held:	Other Public Directorships
Stock Options: 3,000 Deferred Share Units: 2,000	Integra Resources (TSXV:ITR) — President, CEO and Director

(1)
Mr. Dean is not considered independent by virtue of his role as Executive Chair.

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(2)
Mr. Andres is not considered independent by virtue of his role as Chief Executive Officer (“CEO”).

(3)
Mr. Andres resigned from the Compensation Committee, the Nominating and Corporate Governance Committee, as well as the Health, Safety, Environment and Social Performance Committee effective June 23, 2025.

(4)
Mr. Beedie is not considered independent by virtue of a material relationship with the Company, including his ownership of Beedie Investments Limited and his relationship with the Beedie Foundation and Beedie Luminaries Foundation, which collectively hold 29% of the Company’s Shares

(5)
As such term is defined in National Instrument 52-110 — Audit Committees (“NI 52-110”)

(6)
The number of Shares set out in the table above as Mr. Dean’s position includes 2,140,631 Shares owned or controlled by Mr. Dean and 8,041,416 Shares owned or controlled by joint actors (as defined in MI 61-101) of Mr. Dean, which he does not own or control.

Summary of Directors’ Skills and Expertise
The Board’s Nominating and Corporate Governance Committee (the “NCGC”) has assessed the skills and experience of each current Board member against the following matrix of desirable skills. The matrix helps the NCGC identify any skills or experience gaps and provides the basis for a search to be conducted for new Directors to fill any gaps. The NCGC has determined that the eight Director nominees possess the competencies necessary for the Board to effectively fulfill its responsibilities as follows:
	Steven Dean	Dale Andres	David Black	Ryan Beedie	Elise Rees	Lisa Ethans	Janis Shandro	George Salamis
Mining industry	✓	✓	✓	✓	✓		✓	✓
Financial/Audit & Risk	✓	✓	✓	✓	✓	✓		✓
Legal/Public Policy	✓	✓	✓		✓	✓	✓	✓
Senior Executive	✓	✓	✓	✓	✓	✓		✓
Environmental/Social	✓	✓				✓	✓	✓
Technical/Engineering	✓	✓					✓	✓
Health & Safety	✓	✓					✓	✓
Human Resources/Compensation	✓	✓	✓	✓	✓	✓	✓	✓
M&A/Capital Markets	✓	✓	✓	✓	✓	✓		✓
Skills and expertise descriptions
•
Mining industry — Significant experience in the mining industry, including commercial aspects of the business, markets, operational challenges and strategy.

•
Financial/Audit & Risk — Significant financial experience as a senior officer responsible for an organization or experience working as a senior officer in financial accounting, reporting and corporate finance for a major organization or public accounting firm and knowledge of internal controls and testing.

•
Legal/Public Policy — Significant experience working with legal firms, local, provincial, national or international governments or gained public relations or government experience as a senior executive in a major public company.

•
Senior Executive — Experience as a member of the senior management of a publicly listed company or for a major organization with international operations, involved in the determining or executing the strategic initiatives of such organizations.

•
Environmental/Social — Significant experience in the areas of environment (including climate risk management), corporate social responsibility, community relations, Indigenous relations, inclusion, diversity, and human rights.

•
Technical/Engineering — Significant experience in the direction of technical strategies, engineering designs and development for a publicly listed company or for a major organization with international operations.

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•
Health & Safety — Significant experience in health and safety, including knowledge of industrial regulations and commitment to best practices of workplace safety.

•
Human Resources/Compensation — Significant experience overseeing human resources and compensation design through experience as a senior executive of a major public company or through significant work on an applicable board committee (e.g., chair of such committee or lengthy tenure).

•
M&A/Capital Markets — Significant experience in capital structure strategy and corporate transactions, including mergers, acquisitions, or divestitures of major assets and/or private/public entities.

Corporate Cease Trade Orders, Bankruptcies, Penalties or Sanctions or Individual Bankruptcies
Except as provided below, no proposed director (including any personal holding company of a proposed director):
(a)
is, as at the date of this Information Circular, or has been, within 10 years before the date of this Information Circular, a director, CEO or chief financial officer (“CFO”) of any company (including the Company) that:

(i)
was the subject, while the proposed director was acting in the capacity as director, CEO or CFO of such company, of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days; or

(ii)
was subject to a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days, that was issued after the proposed director ceased to be a director, CEO or CFO but which resulted from an event that occurred while the proposed director was acting in the capacity as director, CEO or CFO of such company; or

(b)
is, as at the date of this Information Circular, or has been within 10 years before the date of the Information Circular, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(c)
has, within the 10 years before the date of this Information Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director; or

(d)
has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(e)
has been subject to any penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable security holder in deciding whether to vote for a proposed director.

Elise Rees, a director of the Company, served as a director of Great Panther Mining Limited (“Great Panther”) from April 12, 2017 until September 30, 2022. On September 6, 2022, Great Panther announced that it had filed a notice of intention to make a proposal under the Bankruptcy and Insolvency Act (Canada) (the “BIA”), to provide creditor protection while Great Panther sought to restructure its corporate affairs. Great Panther also sought the conversion of the BIA proceedings into proceedings under the Companies’ Creditors Arrangement Act (Canada) (“CCAA”) should management determine that CCAA proceedings would be more appropriate. Alvarez & Marsal Canada Inc. (“Alvarez & Marsal”) was appointed as proposal trustee pursuant to the BIA to monitor Great Panther’s operations and restructuring. On October 5, 2022, the Supreme Court of British Columbia pronounced an initial order converting Great Panther’s restructuring

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proceedings under the BIA to restructuring proceedings under the CCAA. On December 16, 2022, Great Panther made a voluntary assignment into bankruptcy under the BIA following the Supreme Court of British Columbia granting an order terminating Great Panther’s proceedings under the CCAA. Alvarez & Marsal was appointed licensed insolvency trustee of Great Panther’s estate.
Mr. Dale Andres was the CEO of Gatos Silver, Inc. (“Gatos”) until January 2025, when Gatos was acquired by First Majestic Silver Corp. A management cease trade order (“MCTO”) was granted by the Ontario Securities Commission (the “OSC”) in respect of Gatos on April 1, 2022. The OSC granted additional MCTOs on April 12, 2022 and July 7, 2022. Pursuant to the MCTO granted on April 12, 2022, and coincident with the appointment of Mr. Andres as CEO of Gatos on April 7, 2022, it was ordered that all trading in and all acquisitions of the securities of Gatos, whether directly or indirectly, by Mr. Andres shall cease effective immediately. The MCTOs were granted following the failure of Gatos to file certain continuous disclosure materials related to financial statements as required by Ontario securities law. The MCTO was revoked by the OSC effective July 4, 2023.
Advance Notice Policy
Effective August 25, 2020, the Company adopted an advance notice policy (the “Advance Notice Policy”) with respect to the nomination of individuals for election as director.
The Advance Notice Policy provide shareholders, directors and management of the Company with a clear framework for nominating directors. Among other things, the Advance Notice Policy fixes a deadline by which holders of Shares must submit director nominations to the Company prior to any shareholders’ meeting called for the election of directors and sets forth the information that the nominating shareholder must include in the written notice to the Company in order for any director nominee to be eligible for election at any such meeting. A copy of the Advance Notice Policy is available on the Company’s website at: https://www.artemisgoldinc.com/_resources/governance/Artemis-Gold-Advance-Notice-Policy.pdf.
Any additional director nominations for the Meeting must have been received by the Company no later than the close of business on July 6, 2026. To date, the Company has not received notice of a nomination in compliance with the Advance Notice Policy.
(D)
APPOINTMENT OF AUDITORS

PricewaterhouseCoopers LLP, Chartered Professional Accountants (“PwC”), of Vancouver, British Columbia are the auditors of the Company. Unless otherwise instructed, the Proxies given pursuant to this solicitation will be voted for the re-appointment of PwC as the auditors of the Company to hold office for the ensuing year at remuneration to be fixed by the directors.
PwC was first appointed as the auditors of the Company on July 19, 2019. In the absence of instructions to the contrary, the Shares represented by Proxy will be voted FOR the re-appointment of PwC as the auditors of the Company.
(E)
RE-APPROVAL OF ROLLING OMNIBUS INCENTIVE PLAN

On August 10, 2023, the Company’s rolling Omnibus Incentive Plan (the “Omnibus Incentive Plan”) was approved by shareholders. Under the policies of the TSXV, the Omnibus Incentive Plan must be approved on a yearly basis by an ordinary resolution of the shareholders entitled to vote at the Meeting.
For a summary of the material terms of the Omnibus Incentive Plan, see “Statement of Executive Compensation — Omnibus Incentive Plan”. Any summary is qualified in its entirety by the full text of the Omnibus Incentive Plan, a copy of which will be available at the Meeting and which is also available on SEDAR+ at www.sedarplus.ca under the Company’s profile.
Re-approval of Omnibus Incentive Plan
In order to be passed, a majority of the votes cast by shareholders at the Meeting in person or by Proxy must be voted in favour of the Omnibus Incentive Plan Resolution (as defined below). Unless otherwise instructed, the

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management nominee proxyholders named in the enclosed Proxy intend to vote in favour of the re-approval of the Omnibus Incentive Plan.
At the Meeting, shareholders will be asked to pass an ordinary resolution of shareholders (the “Omnibus Incentive Plan Resolution”) in the following form:
“BE IT RESOLVED, as an ordinary resolution, that, pursuant to and in accordance with TSXV policies and for all other purposes, the Omnibus Incentive Plan (as defined and described in the Company’s Information Circular dated June 17, 2026) pursuant to which the maximum number of shares which may be issuable to eligible persons pursuant to stock options, restricted share units, preferred share units or deferred share units under the Omnibus Incentive Plan and any other security-based compensation arrangement of the Company shall be a maximum of 10% of the issued and outstanding Common Shares of the Company at the time of any grant under the Omnibus Incentive Plan, be and is hereby authorized, ratified, confirmed and approved, subject to any required regulatory approval.”
The Board has reviewed the proposed resolution and concluded that it is fair and reasonable to the shareholders and in the best interests of the Company and recommends that shareholders vote FOR the Omnibus Incentive Plan Resolution.
(F)
OTHER BUSINESS

To transact any other business that may properly come before the Meeting and any postponement(s) or adjournment(s) thereof.
STATEMENT OF EXECUTIVE COMPENSATION
For the purpose of this Statement of Executive Compensation:
“NEO” or “named executive officer” means each of the following individuals:
(a)
the CEO of the Company;

(b)
the CFO of the Company;

(c)
in respect of the Company and its subsidiaries, the most highly compensated executive officer other than the individuals identified in (a) and (b) above at the end of the most recently completed financial year whose total compensation was more than $150,000; and

(d)
each individual who would be an NEO under (c) above but for the fact that the individual was not an executive officer of the company, and was not acting in a similar capacity, at the end of that financial year.

Based on the foregoing definition, during the last completed financial year of the Company, the NEOs of the Company were Mr. Steven Dean, who served as Chair and CEO until June 23, 2025 and became Executive Chair on that date, Mr. Dale Andres, upon his appointment as CEO and Director on June 23, 2025 who served as an independent director up to the date, Mr. Gerrie van der Westhuizen, CFO and Corporate Secretary, and Mr. Jeremy Langford, President and Chief Operating Officer until June 23, 2025 and then became President on that date.
Compensation Discussion and Analysis
The Company’s compensation committee (the “Compensation Committee”) has the responsibility to administer the compensation policies related to the NEOs and Directors of the Company. The Compensation Committee shall consist of a minimum of two independent Directors. During 2025, the Compensation Committee was comprised of Mr. David Black (Chair), Ms. Elise Rees and, until June 23, 2025 when he was appointed CEO and Director, Mr. Dale Andres. On November 4, 2025, Mr. Steven Dean was appointed to the Compensation Committee.
NEO and Director compensation is based upon the need to provide a compensation package that will allow the Company to attract and retain qualified and experienced executives, balanced with a pay-for-performance philosophy. Compensation during the year ended December 31, 2025, was comprised of

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negotiated salary, stock options (the “Stock Options”), restricted share units (“RSUs”) and deferred share units (“DSUs”) granted under the Omnibus Incentive Plan, and cash payments paid under a short-term incentive plan (“STIP”) as a reward and incentive for performance. Participation in the Company’s extended group benefits (including health benefits and participation in a Registered Retirement Savings Plan (“RRSP”) program) is optional and is designed to be competitive overall with the mining industry and companies of similar size and scope. The Company also provides other perquisites as described under the heading “Summary Compensation Table” or as necessary to remain competitive in attracting and retaining talent. Subsequent to December 31, 2025, the Company introduced performance share units (“PSUs”) for the first time.
The Company annually compares its total compensation package with those of companies considered as suitable benchmark companies, while the Compensation Committee also considers the results of various comparative compensation studies.
Risk Considerations
Executive compensation is comprised of both short-term compensation in the form of a base salary/fee, STIP and participation in the optional extended group benefits, as well as long-term ownership through the grant of Stock Options and RSUs. This structure ensures that a significant portion of executive compensation (Stock Options, RSUs and, commencing in 2026, PSUs) is both long-term and “at risk” and, accordingly, is directly linked to the achievement of business results and the creation of long-term shareholder value. Furthermore, as STIP, Stock Options, RSUs and (commencing in 2026) PSUs are “at risk”, the majority of executive compensation is considered “at risk”.
The Board also has the ability to set the vesting periods in each Option agreement. As the benefits of such compensation, if any, are not realized by NEOs and Directors until a significant period of time has passed, the ability of such persons to take inappropriate or excessive risks that are beneficial to their compensation at the expense of the Company and the shareholders is limited. As a result, it is considered unlikely that an NEO or Director would take inappropriate or excessive risks at the expense of the Company or the shareholders that would be beneficial to his/her short-term compensation when his/her long-term compensation might be put at risk from such actions.
Due to the relatively small size of the organization and the Company’s current management group, the Board (through its Compensation Committee) is able to closely monitor and consider any risks which may be associated with the Company’s compensation policies and practices. Risks, if any, may be identified and mitigated through regular Board and Board Committee meetings during which financial and other information of the Company is reviewed. The design of the Company’s executive compensation has been carefully considered by the Compensation Committee to avoid undue risks and to adopt initiative to manage risk.
Hedging of Economic Risks in the Company’s Securities
As part of the Company’s Insider Trading Policy adopted on August 25, 2020, Directors, officers and employees of the Company are prohibited from purchasing financial instruments, including for greater certainty prepaid variable forward contracts, equity swaps, collars, or units of exchange funds that are designed to hedge or offset a decrease in the market value of the Company’s securities.
Share Ownership Policy
The Board adopted a share ownership policy (the “Share Ownership Policy”), in order to enhance alignment of the interests of directors and executives of the Company with its shareholders. Under the terms of the Share Ownership Policy, executives of the Company are required to own shares of the Company having minimum values as follows:
Executives
•
Chief Executive Officer: Value equal to three times the gross amount of his/her annual base salary.

•
All other Executive Officers: Value equal to two and a half times the gross amount of his/her annual base salary.

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•
Vice-Presidents: Value equal to one time the gross amount of his/her annual base salary.

Individuals employed as at the original effective date of the Share Ownership Policy, being August 25, 2020 (the “Effective Date”) are required to achieve the applicable level of share ownership at the date that is five years after joining the Company. Executives hired subsequent to the Effective Date must achieve their minimum share ownership level within five years from the date they are employed by the Company.
Non-executive Directors
Non-executive Directors of the Company are required to own common shares of the Company (“Shares”) having a value equal to five times the gross amount of their annual Director or related committee cash compensation. Individuals who are Directors as at the Effective Date are required to achieve this level of share ownership at the date which is five years after joining the Board of Directors. Directors appointed subsequent to the Effective Date must achieve this share ownership within five years from the date they are elected or appointed as a Director of the Company.
Attaining compliance levels
Compliance with the share ownership policy is reviewed annually as at December 31st. The following table summarizes the compliance of the NEOs and directors as at December 31, 2025:
Name of NEO or Director as at December 31, 2025	Compliance as at December 31, 2025
Steven Dean – Executive Chair & Director	Compliant
Dale Andres – CEO and Director	Mr. Andres was appointed CEO on June 23, 2025 and was not yet compliant as at December 31, 2025 in this role (he had previously complied with the policy in his role as independent director). Mr. Andres has since attained the required share ownership under the policy.
Gerrie van der Westhuizen – CFO and Corporate Secretary	Compliant
Jeremy Langford – President	Compliant
David Black – Director	Compliant
Ryan Beedie – Director	Compliant
Elise Rees – Director	Compliant
Lisa Ethans – Director	Compliant
Janis Shandro – Director	Compliant
Short Term Incentive Awards
STIP paid to executive management is based on the Compensation Committee’s assessment of the achievement of objectives approved by the Compensation Committee. STIP rewards are based on the achievement of specific Company-wide, business unit, and personal performance goals that are set at the beginning of the year.
STIP awards are payable in cash, and the amount payable is based on the Compensation Committee’s assessment of performance against pre-established objectives and targets, which are tied to both the Company’s performance as well as personal performance objectives tailored to each NEO.

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The STIP award determination can be illustrated as follows:
The following table outlines the STIP award target as a percentage of base salary and the relative weighting between delivery against individual performance objectives of each NEO, business unit objectives (which is largely derived from corporate objectives) and corporate objectives for the year ended December 31, 2025.
Name and Position	STIP Target Award as a % of Base Salary	Corporate Performance Objectives weighting	Business Unit Performance Objectives weighting	Individual Performance Objectives weighting
Steven Dean(1) Executive Chair & Director; Former CEO	100%	100%	n/a	n/a
Dale Andres(2) CEO & Director	100%	100%	n/a	n/a
Gerrie van der Westhuizen CFO and Corporate Secretary	50%	60%	35%	5%
Jeremy Langford(3) President	75%	60%	35%	5%

(1)
Mr. Dean was the Chair and CEO until June 23, 2025 when he became Executive Chair.

(2)
Mr. Andres was appointed CEO of the Company effective June 23, 2025.

(3)
Mr. Langford became President effective June 23, 2025.

The Compensation Committee assessed the performance of the NEOs relative to the respective corporate, business unit, and individual performance objectives for the year. The assessment of the Company’s performance evaluated the following:
•
the Company’s health and safety performance, which is the Company’s highest priority. The Company achieved over 6.5 million hours worked without a lost time incident, while achieving continued improvements in various safety and environmental frequency rates;

•
commercial production was declared on May 1, 2025, after having achieved 80% throughput for 30 consecutive days in April;

•
the Company successfully completed Stage 1 Ramp-up at the Blackwater Gold Mine located in central British Columbia, Canada (“Blackwater”) and met all relevant completion tests;

•
the Company met its revised production and cost guidance;

•
the project loan facility was refinanced in September 2025 and management secured the revolving credit facility, at significantly improved overall commercial terms;

•
an optimized expanded Phase 2 (“EP2”) development was presented and approved by the Board and announced in Q4 2025; and

•
all required regulatory approvals and permits were secured during 2025, which included the exploration permit received in Q1 2025 and the airstrip permit received in early Q2 2025.

In addition, the Company delivered on the following additional milestones which were not contemplated by the 2025 objectives:
•
an industry leading capital-efficient step change, Phase 1A, was presented and approved by the Board and announced in Q3 2025;

•
executed an additional $40 million in Standby Facility financing

•
negotiated a simplification of the silver stream and secured an additional US$30 million of funding

•
167% share price appreciation, aided in part by a 69% increase in the spot price of gold

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The Compensation Committee concluded that the Company exceeded expectations on a number of objectives and adjudicated that the Company’s corporate performance objectives were achieved at a rate of 104%.
The Board’s Compensation Committee approved the short-term incentives for the year-ended December 31, 2025 as detailed below:
Name and Position	Target STIP Award as a % of Base Salary (%)	Corporate Performance Weighting (%)	Corporate Performance Achieved (%)	Business Unit Performance Weighting (%)	Business Unit Performance Achieved (%)	Personal Performance weighting (%)	Personal Performance Achieved (%)	Overall Weighted Score (%)	2025 STIP Award ($)
Steven Dean(1) Executive Chair & Director; Former CEO	100%	100%	104%	n/a	n/a	n/a	n/a	104%	818,755
Dale Andres(2) CEO & Director	100%	100%	104%	n/a	n/a	n/a	n/a	104%	466,350
Gerrie van der Westhuizen CFO and Corporate Secretary	50%	60%	104%	35%	108%	5%	100%	105%	210,410
Jeremy Langford(3) President	75%	60%	104%	35%	115%	5%	90%	107%	535,308

(1)
Mr. Dean was the Chair and CEO until June 23, 2025 when he became Executive Chair.

(2)
Mr. Andres was appointed CEO of the Company effective June 23, 2025.

(3)
Mr. Langford became President effective June 23, 2025.

Option-Based Awards and Share Unit Awards
The Compensation Committee has the responsibility to administer the compensation policies related to the executive management of the Company, including the Omnibus Incentive Plan.
The Board granted Stock Options and RSUs to executive officers pursuant to the terms of the Omnibus Incentive Plan. The Omnibus Incentive Plan provides compensation to participants and an additional incentive to work toward long-term Company performance. See “Incentive Plan Awards — Omnibus Incentive Plan” for further discussion.
Executive compensation is based upon the need to provide a compensation package that will allow the Company to attract and retain qualified and experienced executives, balanced with a pay-for-performance philosophy. The Omnibus Incentive Plan has been used to provide Stock Options, RSUs and DSUs which were granted in consideration of the level of responsibility of the executive as well as his or her impact and/or contribution to the longer-term operating performance of the Company. Subsequent to December 31, 2025, the Company also introduced PSUs.
In addition to recommending the number of Stock Options to be granted pursuant to the methodology outlined above, the Board also makes the following determinations:
•
the recommended exercise price for each Stock Option granted;

•
the date on which each Stock Option is granted;

•
the vesting terms for each Stock Option; and

•
the other material terms and conditions of each Stock Option grant.

In determining the number of Stock Options to be granted to the executive officers, the Board takes into account, among other things, the number of Stock Options, if any, previously granted to each executive officer,

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and the exercise price of any outstanding Stock Options to ensure that such grants are in accordance with the policies of the TSXV and any other applicable exchange and closely align the interests of the executive officers with the interests of shareholders.
RSUs and DSUs granted under the Omnibus Incentive Plan vest in accordance with the underlying grant agreements.
Director Compensation
Non-executive Directors receive a yearly retainer and meeting fees for acting as a Director of the Company. Executives of the Company that serve as Directors do not receive any additional compensation for acting as Directors. All reasonable expenses incurred by a Director in attending meetings of the Board, committee meetings or shareholder meetings are paid by the Company.
On a yearly basis, the Compensation Committee approves the compensation provided to non-executive Directors and any adjustments to compensation that may be required. The review and recommendation are based on overall corporate performance, general trends in Director compensation, stage of the Company and a peer group review.
During the year ended December 31, 2025, the Compensation Committee approved the non-executive Director yearly compensation as set out in the table below:
Name and Position	Yearly retainer ($)
Lead Director	79,498
Non-executive Director	62,462
Chairperson – Audit Committee	16,557
Chairperson – Compensation Committee	11,357
Chairperson – Nominating and Corporate Governance Committee	11,357
Chairperson – Health, Safety, Environmental and Social (“HSES”) Committee	11,357
Member – Audit Committee	5,678
Member – Compensation Committee	5,678
Member – Nominating and Corporate Governance Committee	5,678
Member – HSES Committee	5,678
In addition to the yearly retainers as set out in the table above, members of all committees will receive $2,839 per Board Committee meeting attended as well as a day rate of $1,704 per day for HSES meetings held in the project-area.
Compensation Governance
The Company has a Compensation Committee, which is further described under the heading “Compensation Discussion and Analysis” above. The additional responsibilities of the Compensation Committee are included in the Compensation Committee Charter, the full text of which is available for viewing on the “Corporate Governance” section of the Company’s website at: https://www.artemisgoldinc.com/_resources/governance/Artemis-Gold-Compensation-Committee-Charter.pdf.
Summary Compensation Table
The following table provides a summary of all compensation, excluding compensation securities, paid to each NEO and Director of the Company for the two most recently completed financial years ended on December 31, 2025 and 2024. Stock Options and compensation securities are disclosed under the heading “Option-Based Awards and Share-Based Awards” of this Statement of Executive Compensation.

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Table of Compensation Excluding Compensation Securities
for years ended December 31, 2025 and 2024
Name and Position	Year	Salary, consulting fee or retainer ($)	Bonus ($)	Committee or meeting fees ($)	Value of Perquisites(1) ($)	Value of all other compensation ($)	Total compensation ($)
Steven Dean(2) Executive Chair & Director; Former CEO	2025	785,000	818,755	Nil	8,276	Nil	1,612,031
	2024	754,000	746,460	Nil	28,744	Nil	1,529,204
Dale Andres(3) CEO (from June 23, 2025) & Director	2025	493,159	466,350	8,190	22,692	Nil	990,391
	2024	81,900	Nil	38,220	Nil	Nil	120,120
Gerrie van der Westhuizen CFO and Corporate Secretary	2025	400,000	210,410	Nil	21,947	Nil	632,357
	2024	358,800	173,031	Nil	19,302	Nil	551,133
Jeremy Langford(4) President	2025	665,000	535,308	Nil	6,913	Nil	1,207,221
	2024	578,000	429,165	Nil	7,979	Nil	1,015,144
David Black Lead Director	2025	102,211	Nil	22,714	Nil	Nil	124,925
	2024	98,280	Nil	32,760	Nil	Nil	131,040
Elise Rees Director	2025	84,698	Nil	17,035	Nil	Nil	101,733
	2024	81,440	Nil	21,840	Nil	Nil	103,280
Lisa Ethans Director	2025	73,819	Nil	28,392	Nil	Nil	102,211
	2024	70,980	Nil	27,300	Nil	Nil	98,280
Janis Shandro Director	2025	79,498	Nil	22,714	Nil	Nil	102,212
	2024	76,440	Nil	27,300	Nil	Nil	103,740
Ryan Beedie Director	2025	62,462	Nil	Nil	Nil	Nil	62,462
	2024	60,060	Nil	Nil	Nil	Nil	60,060

(1)
Perquisites received by NEOs relate to retirement savings matching benefits, professional development, health benefits, parking and communications expenses, as well as relocation expenses reimbursed. Perquisites were computed taking into account the actual cost incurred or reimbursed by the Company.

(2)
Consulting fees paid to Sirocco Advisory Services Ltd., a company controlled by Mr. Dean, pursuant to an agreement dated September 1, 2019. Mr. Dean did not receive any compensation as a Director. Mr. Dean was the Chair and CEO until June 23, 2025 when he became Executive Chair.

(3)
Mr. Andres was appointed CEO of the Company effective June 23, 2025.

(4)
Mr. Langford became President effective June 23, 2025.

Option-Based Awards and Share-Based Awards
On August 10, 2023, the Company’s rolling Omnibus Incentive Plan was approved by shareholders and replaced the Company’s Stock Option Plan (the “Stock Option Plan”) and cash settled Share Unit Plan (the “Share Unit Plan”), at which point no additional stock options or cash settled share unit awards were granted under the Stock Option Plan and Share Unit Plan. During the year ended December 31, 2025, there were Stock Options, RSUs and DSUs granted under the Omnibus Incentive Plan to NEOs and Directors. No PSUs were granted in 2025.
Awards under the Omnibus Incentive Plan were made at the discretion of the Board, based on recommendations by the Compensation Committee, in an effort to attract and retain the talent that is considered necessary to successfully progress the development of Blackwater and the transition to operations. The following table sets forth information concerning all awards granted to the NEOs and Directors of the Company during the year ended December 31, 2025.

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Compensation Securities for
Year ended December 31, 2025
Name and Position	Type of compensation security	Number of compensation securities, number of underlying securities and percentage of class(1)(2)(3)(4)	Date of issue or grant	Issue, conversion or exercise price ($)	Closing price of security or underlying security on date of grant ($)	Closing price of security or underlying security at year end ($)	Expiry date
Steven Dean(5) Executive Chair & Director; Former CEO	Stock Options	160,000 / 160,000 / 0.069%	February 28, 2025	15.81	15.81	36.69	February 28, 2030
	Stock Options	50,100 / 50,100 / 0.022%	December 31, 2025	36.83	36.83	36.69	December 31, 2030
	Restricted Share Units	75,000 / 75,000 / 0.032%	February 28, 2025	15.75	15.75	36.69	N/A
Dale Andres(6) CEO & Director	Stock Options	7,200 / 7,200 / 0.003%	February 28, 2025	15.81	15.81	36.69	February 28, 2030
	Stock Options	230,000 / 230,000 / 0.099%	June 23, 2025	25.16	25.16	36.69	June 23, 2030
	Stock Options	54,200 / 54,200 / 0.023%	December 31, 2025	36.83	36.83	36.69	December 31, 2030
	Restricted Share Units	60,000 / 60,000 / 0.026%	June 23, 2025	25.16	25.16	36.69	N/A
	Deferred Share Units	3,600 / 3,600 / 0.002%	February 28, 2025	15.75	15.75	36.69	N/A
Gerrie van der Westhuizen CFO and Corporate Secretary	Stock Options	65,000 / 65,000 / 0.028%	February 28, 2025	15.81	15.81	36.69	February 28, 2030
	Stock Options	17,000 / 17,000 / 0.007%	December 31, 2025	36.83	36.83	36.69	December 31, 2030
	Restricted Share Units	26,000 / 26,000 / 0.011%	February 28, 2025	15.75	15.75	36.69	N/A
Jeremy Langford(7) President	Stock Options	125,000 / 125,000 / 0.054%	February 28, 2025	15.81	15.81	36.69	February 28, 2030
	Stock Options(5)	185,400 / 185,400 / 0.080%	December 31, 2025	36.83	36.83	36.69	December 31, 2030
	Restricted Share Units	53,000 / 53,000 / 0.023%	February 28, 2025	15.75	15.75	36.69	N/A
David Black Lead Director	Stock Options	8,600 / 8,600 / 0.004%	February 28, 2025	15.81	15.81	36.69	February 28, 2030
	Stock Options	3,000 / 3,000 / 0.001%	December 31, 2025	36.83	36.83	36.69	December 31, 2030
	Deferred Share Units	4,300 / 4,300 / 0.002%	February 28, 2025	15.75	15.75	36.69	N/A
Elise Rees Director	Stock Options	7,200 / 7,200 / 0.003%	February 28, 2025	15.81	15.81	36.69	February 28, 2030
	Stock Options	2,400 / 2,400 / 0.001%	December 31, 2025	36.83	36.83	36.69	December 31, 2030
	Deferred Share Units	3,500 / 3,500 / 0.002%	February 28, 2025	15.75	15.75	36.69	N/A
Lisa Ethans Director	Stock Options	6,200 / 6,200 / 0.003%	February 28, 2025	15.81	15.81	36.69	February 28, 2030
	Stock Options	2,100 / 2,100 / 0.001%	December 31, 2025	36.83	36.83	36.69	December 31, 2030
	Deferred Share Units	3,100 / 3,100 / 0.001%	February 28, 2025	15.75	15.75	36.69	N/A

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Name and Position	Type of compensation security	Number of compensation securities, number of underlying securities and percentage of class(1)(2)(3)(4)	Date of issue or grant	Issue, conversion or exercise price ($)	Closing price of security or underlying security on date of grant ($)	Closing price of security or underlying security at year end ($)	Expiry date
Janis Shandro Director	Stock Options	6,700 /6,700 / 0.003%	February 28, 2025	15.81	15.81	36.69	February 28, 2030
	Stock Options	2,200 / 2,200 / 0.001%	December 31, 2025	36.83	36.83	36.69	December 31, 2030
	Deferred Share Units	3,300 / 3,300 / 0.001%	February 28, 2025	15.75	15.75	36.69	N/A
Ryan Beedie Director	Stock Options	5,300 / 5,300 / 0.002%	February 28, 2025	15.81	15.81	36.69	February 28, 2030
	Stock Options	1,800 / 1,800 / 0.001%	December 31, 2025	36.83	36.83	36.69	December 31, 2030
	Deferred Share Units	2,600 / 2,600 / 0.001%	February 28, 2025	15.75	15.75	36.69	N/A

(1)
The percentage of class is based on 231,493,605 issued and outstanding Shares as at December 31, 2025.

(2)
Stock Options granted vest as follows: 1/3 on the 12-month anniversary of the grant date, 1/3 on the 24-month anniversary of the grant date and 1/3 on the 36-month anniversary of the grant date, except as noted below.

(3)
RSUs granted vest as follows: 1/3 on the 12-month anniversary of the grant date, 1/3 on the 24-month anniversary of the grant date and 1/3 on the 36-month anniversary of the grant date. Recipients receive cash, shares or a combination thereof upon settlement at the election of the Board in the amount equal to the market price of the RSUs on their vesting dates. Settlement of RSUs occurs as soon as reasonably practicable following vesting. For the purposes of this table, settlement is assumed to be in shares.

(4)
DSUs granted are to be settled in cash, shares or a combination thereof at the election of the Board equal to the market price of the vested DSUs on the date that the person provides a redemption notice, such notice which will be at least three months following the date the person ceased to be a director of the Company, but no later than December 15th of the year following which the person ceased to be a director. For the purposes of this table, settlement is assumed to be in shares.

(5)
Mr. Dean was the Chair and CEO until June 23, 2025 when he became Executive Chair.

(6)
Mr. Andres was appointed CEO of the Company effective June 23, 2025.

(7)
Mr. Langford became President effective June 23, 2025.

(8)
Stock Options granted to Mr. Jeremy Langford on December 31, 2025 vest on the 36-month anniversary of the grant date. 100,000 Stock Options granted to Mr. Dale Andres on June 23, 2025 vested on the date of grant.

The following table sets forth information concerning total Stock Options, RSUs and DSUs held by NEOs and Directors as at December 31, 2025:

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Name and Position	Type of Compensation Security	Number of Compensation Securities
Steven Dean(1), Executive Chair & Director; Former CEO	Stock Options	2,975,100
	Restricted Share Units – Share Unit Plan	50,000
	Restricted Share Units – Omnibus Incentive Plan	147,000
Dale Andres(2), CEO & Director	Stock Options	371,400
	Restricted Share Units – Omnibus Incentive Plan	60,000
	Deferred Share Units – Share Unit Plan	12,000
	Deferred Share Units – Omnibus Incentive Plan	9,600
Gerrie van der Westhuizen, CFO and Corporate Secretary	Stock Options	278,999
	Restricted Share Units – Share Unit Plan	19,000
	Restricted Share Units – Omnibus Incentive Plan	49,333
Jeremy Langford(3), President	Stock Options	662,068
	Restricted Share Units – Share Unit Plan	29,000
	Restricted Share Units – Omnibus Incentive Plan	99,000
David Black, Lead Director	Stock Options	88,600
	Deferred Share Units – Share Unit Plan	11,000
	Deferred Share Units – Omnibus Incentive Plan	11,300
Elise Rees, Director	Stock Options	91,600
	Deferred Share Units – Share Unit Plan	8,000
	Deferred Share Units – Omnibus Incentive Plan	9,500
Lisa Ethans, Director	Stock Options	69,966
	Deferred Share Units – Share Unit Plan	8,000
	Deferred Share Units – Omnibus Incentive Plan	8,100
Janis Shandro, Director	Stock Options	44,566
	Deferred Share Units – Share Unit Plan	8,000
	Deferred Share Units – Omnibus Incentive Plan	8,300
Ryan Beedie, Director	Stock Options	235,100
	Deferred Share Units – Share Unit Plan	7,000
	Deferred Share Units – Omnibus Incentive Plan	6,600

(1)
Mr. Dean was the Chair and CEO until June 23, 2025 when he became Executive Chair.

(2)
Mr. Andres was appointed CEO of the Company effective June 23, 2025.

(3)
Mr. Langford became President effective June 23, 2025.

Subsequent to year-end, the Company granted an additional 2,500 Stock Options, 46,700 RSUs and 138,800 PSUs to NEOs, and 12,300 DSUs and 3,000 Stock Options to directors.
Exercise of Compensation Securities by Directors and Named Executive Officers
The following table sets forth information concerning the exercise of compensation securities during the year ended December 31, 2025:

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Name and Position	Type of compensation security	Number of underlying securities exercised	Exercise price per security ($)	Date of exercise	Closing price per security on date of exercise ($)	Difference between exercise price and closing price on date of exercise ($)	Total value on exercise date ($)
Steven Dean(1), Executive Chair & Director; Former CEO	Restricted share units – Share Unit Plan	50,000	4.88	April 15, 2025	19.25	14.37	718,500
	Restricted share units – Omnibus Incentive Plan	36,000	7.22	April 15, 2025	19.25	12.03	433,080
	Stock Options	1,050,000	5.19	June 5, 2025	26.00	20.81	21,850,500
Gerrie van der Westhuizen, CFO and Corporate Secretary	Restricted share units – Share Unit Plan	19,000	4.88	April 15, 2025	19.25	14.37	273,030
	Restricted share units – Omnibus Incentive Plan	11,667	7.22	April 15, 2025	19.25	12.03	140,354
	Stock Options	175,000	6.00	June 4, 2025	25.38	19.38	3,391,500
	Stock Options	150,000	5.39	June 4, 2025	25.38	19.99	2,998,500
	Stock Options	38,000	4.62	June 6, 2025	26.71	22.09	839,420
	Stock Options	19,000	4.62	September 23, 2025	33.72	29.10	552,900
	Stock Options	179,334	4.88	December 23, 2025	38.18	33.30	5,971,822
	Stock Options	53,667	7.22	December 23, 2025	38.18	30.96	1,661,530
Jeremy Langford(2), President	Restricted share units – Share Unit Plan	29,000	4.88	April 15, 2025	19.25	14.37	416,730
	Restricted share units – Omnibus Incentive Plan	23,000	7.22	April 15, 2025	19.25	12.03	276,690
	Stock Options	350,000	6.44	May 13, 2025	20.29	13.85	4,847,500
	Stock Options	350,000	5.39	May 26, 2025	22.05	16.66	5,831,000
	Stock Options	107,666	7.22	June 11, 2025	26.01	18.79	2,023,044
	Stock Options	86,000	4.62	June 11, 2025	26.01	21.39	1,839,540
	Stock Options	272,666	4.88	June 17, 2025	26.22	21.34	5,818,692
	Stock Options	43,000	4.62	September 26, 2025	34.90	30.28	1,302,040
David Black, Director	Stock Options	150,000	5.19	May 16, 2025	20.06	14.87	2,230,500
	Stock Options	100,000	1.16	May 21, 2025	21.98	20.82	2,082,000
	Stock Options	80,000	5.39	May 21, 2025	21.98	16.59	1,327,200
Elise Rees, Director	Stock Options	40,000	6.88	June 4, 2025	25.38	18.50	740,000
Lisa Ethans, Director	Stock Options	24,333	5.39	January 22, 2025	15.59	10.20	248,197
	Stock options	11,667	4.88	May 9, 2025	22.55	17.67	206,156
Janis Shandro, Director	Stock Options	3,000	5.39	May 16, 2025	20.06	14.67	44,010
	Stock Options	2,300	5.39	May 26, 2025	22.05	16.66	38,318
	Stock Options	68,200	5.39	October 17, 2025	37.55	32.16	2,193,312
	Stock Options	13,834	4.88	October 17, 2025	37.55	32.67	451,957
Ryan Beedie, Director	Stock Options	150,000	5.19	June 24, 2025	24.64	19.45	2,917,500

(1)
Mr. Dean was the Chair and CEO until June 23, 2025 when he became Executive Chair.

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(2)
Mr. Langford became President effective June 23, 2025.

External Management Contracts
No management functions of the Company are performed to any substantial degree by a person other than the Directors or executive officers of the Company, other than those disclosed under “Termination and Change of Control Benefits” below.
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table sets forth the Company’s compensation plans under which equity securities are authorized for issuance as at December 31, 2025:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders(1)	Stock Options: 9,286,653	Stock Options: $8.88	12,980,847
	Restricted Share Units: 828,460	Restricted Share Units: N/A
	Deferred Share Units: 53,400	Deferred Share Units: N/A
Total	10,168,513	$8.88	12,980,847

(1)
Reflects RSUs and DSUs issued under the Omnibus Incentive Plan. RSUs and DSUs issued under the Omnibus Incentive Plan can be settled in cash, shares or a combination thereof at the election at the Board, and for the purposes of this table, are assumed to be settled in shares.

Incentive Plan Awards
During the year ended December 31, 2025, all grants of Stock Options, RSUs and DSUs were granted under the Company’s Omnibus Incentive Plan. No PSUs were granted during 2025.
A)   Omnibus Incentive Plan
On August 10, 2023, the Company’s rolling Omnibus Incentive Plan was approved by shareholders and replaced the Company’s Stock Option Plan and cash settled Share Unit Plan, at which point no additional Stock Options or cash settled share unit awards were granted under the Stock Option Plan and Share Unit Plan. During the year ended December 31, 2025, there were Stock Options, DSUs, and RSUs granted under the Omnibus Incentive Plan to NEOs and Directors. No PSUs were granted during 2025.
Particulars of the Omnibus Incentive Plan
A summary of certain provisions of the Omnibus incentive Plan is set out below. The summary is qualified in its entirety by the full text of the Omnibus Incentive Plan.
Eligibility
Any individual employed by the Company, including a Service Provider (as defined in the Omnibus Incentive Plan), who, by the nature of his or her position or job is, in the opinion of the Board, in a position to contribute to the success of the Company is eligible to receive grants of Stock Options, RSUs or PSUs, non-executive directors are eligible to receive DSUs (collectively, “Grants”).

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Shares Subject to the Omnibus Incentive Plan
The aggregate number of Shares that may be issued pursuant to Grants made under the Omnibus Incentive Plan together with all other security-based compensation arrangements of the Company, shall be a number equal to 10% of the aggregate number of issued and outstanding Shares from time to time.
For purposes of computing the total number of Shares available for grant under the Omnibus Incentive Plan or any other security-based compensation arrangement of the Company, Shares subject to any Grant (or any portion thereof) that is forfeited, surrendered, cancelled or otherwise terminated, prior to the issuance of such Shares shall again be available for grant under the Omnibus Incentive Plan.
Grants under the Omnibus Incentive Plan
Stock Options issued under the Omnibus Incentive Plan, unless otherwise specified in the underlying grant agreement, shall vest in a manner which the Board determines and may be exercised during a period determined by the Board, which may not exceed ten years. The exercise price for each Share subject to an option will be fixed by the Board but under no circumstances may any exercise price be less than the Discounted Market Price (as defined in the Omnibus Incentive Plan).
Under the Omnibus Incentive Plan, Participants (as defined in the Omnibus Incentive Plan) may be allocated share units in the form of RSUs or PSUs (collectively, “Share Units”), which represent the right to receive an equivalent number of Shares, the Market Price, or a combination of both, all as determined by the Board in its sole discretion, subject to applicable withholdings, on the vesting date. The issuance of such Shares may be subject to vesting requirements similar to those described above with respect to the exercisability of Stock Options, including such time or performance-based conditions as may be determined from time to time by the Board in its discretion. Unless otherwise specified in the underlying grant agreement, RSUs will vest according to a schedule; however, no Share Units may vest before the date that is one year following the grant date of such Share Units. The Omnibus Incentive Plan provides for the express designation of share units as either RSUs, which have time-based vesting conditions, or PSUs, which have performance-based vesting conditions over a specified period.
Under the Omnibus Incentive Plan, non-executive directors may elect to receive a percentage of their annual remuneration, for the year which the Omnibus Incentive Plan becomes effective in DSUs. The Board may award such number of DSUs to a non-executive director as the Board deems advisable to provide the non-executive director with appropriate equity-based compensation for the services he or she renders to the Corporation. The Board shall determine the date on which such DSUs may be granted along with any terms or conditions with respect to the vesting of such DSUs, provided that no DSU may vest before the date that is one year following the grant date of such DSU. A director, who redeems DSUs hereunder shall be entitled to receive one Share for each DSU then being settled, a cash payment in an amount equal to the Market Price of the DSU that are being redeemed as of the Entitlement Date (as defined in the Omnibus Incentive Plan) applicable to such DSU, or a combination of Shares and cash, all as determined by the Board in its sole discretion.
Termination of Grants
Subject to the terms of the applicable Grant agreement, in the case of a Participant’s termination of employment due to death, or in the case of the Participant’s Disability (as defined in the Omnibus Incentive Plan) (i) those of the Participant’s outstanding Stock Options and Share Units that were granted prior to the year that includes the Participant’s date of death or Disability, as the case may be, that have not become vested prior to such date of death or Disability shall continue to vest and, upon vesting (which in the case of a PSU remains subject to the achievement of the applicable performance conditions and the adjustment of the number of PSUs that vest to reflect the extent to which such performance conditions were achieved), be exercisable (in the case of Stock Options) during the 12-month period following such date of death or Disability, as the case may be, as if the Participant had remained employed throughout such period and (ii) those of the Participant’s outstanding Stock Options that have become vested prior to the Participant’s date of death or Disability shall continue to be exercisable during the 12-month period following such date of death or Disability, as the case may be. A prorated number of Stock Options and Share Units granted to a Participant in the year that includes the Participant’s date of death or Disability shall remain eligible to vest

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following such date of death or Disability (the “Special Prorated Grants”). The Special Prorated Grants shall continue to vest and, upon vesting (which in the case of a PSU remains subject to the achievement of the applicable performance conditions and the adjustment of the number of PSUs that vest to reflect the extent to which such performance conditions were achieved), be exercisable (in the case of Stock Options) during the 12-month period following the Participant’s date of death or Disability, as the case may be, as if the Participant had remained employed throughout such period. The balance of the Stock Options and Share Units granted to a Participant in the year that includes the Participant’s date of death or Disability that are not Special Prorated Grants shall be forfeited and cancelled as of the Participant’s date of death or Disability, as the case may be.
Subject to the terms of the applicable Grant agreement: (a) in the case of a Participant’s termination without cause, the Participant’s outstanding Stock Options that have become vested prior to the Participant’s termination shall continue to be exercisable during the 90-day period following the Participant’s date of termination, and (b) in the case of a Participant’s resignation, the Participant’s outstanding Stock Options that have become vested prior to the date on which the Participant provides notice to the Company of his or her resignation shall continue to be exercisable during the 90-day period following the Participant’s date of resignation.
Subject to the terms of the applicable Grant agreement, in the case of a Participant’s termination without cause, prior to the end of a vesting period relating to a Grant, any Share Units that have not vested prior to the date of such termination shall be immediately forfeited and cancelled, including dividend equivalent Share Units in respect of such Share Units, and all Share Units that have vested as of the date of such termination shall be settled as soon as reasonably practicable in accordance with the Plan.
In the case of a Participant’s termination for cause, any and all then outstanding Stock Options, whether or not vested, and Share Units, whether vested or unvested, granted to the Participant shall be immediately forfeited and cancelled, without any consideration therefore, as of the commencement of the day that notice of such termination is given, except only as may be required to satisfy the express minimum requirements of applicable employment standards legislation.
A Director will not be able to redeem DSU’s that have not vested prior to the date such Director ceases to be a director of the Company or an affiliate and all such DSU’s that have not vested will be forfeited immediately.
Capital Changes, Corporate Transactions and Change of Control
The Omnibus Incentive Plan contains provisions for the equitable treatment of Grants in relation to any capital changes and with regard to a dividend, split, recapitalization, reclassification, amalgamation, arrangement, merger, consolidation, combination or exchange of Shares or distribution of rights to holders of Shares or any other relevant changes to the authorized or issued capital of the Company.
In the event of a Change in Control (for the purposes of this section, as defined in the Omnibus Incentive Plan) prior to the vesting of a Grant, and subject to the terms of a Participant’s employment agreement and the applicable Grant agreement, the Board shall have full authority to determine in its sole discretion the effect, if any, of a Change in Control on the vesting, exercisability, settlement, payment or lapse of restrictions applicable to a Grant.
Amendment and Termination of the Omnibus Incentive Plan
The Board may amend, suspend or terminate the Omnibus Incentive Plan, subject to the prior approval, if required, of the shareholders of the Company (including Disinterested Shareholder Approval, if required), the TSXV, and any regulatory authority having authority over the Company. No such amendment, suspension or termination shall adversely alter or impair any outstanding Grant or any rights without the consent of such Participant. If the Omnibus Incentive Plan is suspended or terminated, the provisions of the Omnibus Incentive Plan and any administrative guidelines, rules and regulations relating to the Omnibus Incentive Plan shall continue in effect for the duration of such time as any Grants remains outstanding.
The Board may amend any particular Grant with the consent of the affected Participant and the TSXV, if required, including any shareholder approval required by the TSXV.

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Disinterested Shareholder Approval must be obtained for any reduction in the exercise price of an Option, or the extension of the term of an Option, if the optionee is an Insider at the time of the proposed amendment.
B)   Option-Based Awards — Stock Option Plan
Subsequent to shareholder approval of the Omnibus Incentive Plan on August 10, 2023, no further Stock Options were granted under the Stock Option Plan.
The purpose of the Stock Option Plan was to give the Board the ability to provide the Company’s Directors, officers, employees and management company employees of, or consultants to, the Company and its subsidiaries with the opportunity to participate in the progress of the Company as an incentive mechanism by granting Stock Options to such individuals. The purpose of granting such Stock Options was to assist the Company in attracting, retaining and motivating Directors, officers, employees and management company employees of, or consultants to, the Company and its subsidiaries and to align the personal interests of such individuals with those of shareholders.
A summary of the key features of the Stock Option Plan is set out below. The summary is qualified in its entirety by the full text of the Stock Option Plan.
Eligibility
Pursuant to the Stock Option Plan, Directors, officers, employees, management company employees of, or consultants to, the Company and its subsidiaries (each, an “Eligible Person”) and Eligible Charitable Organizations (as such term is defined in the Stock Option Plan) are eligible to participate in the Stock Option Plan.
Exercise Price and Term of Stock Options
The exercise price per Share for an Stock Option is determined by the Board, but in no event will be less than the Discounted Market Price (as such term defined in the Stock Option Plan) for the Shares at the date of grant.
The term of any Stock Options granted under the Stock Option Plan will be fixed by the Board and may not exceed ten years. Should an Eligible Person cease to qualify as an Eligible Person under the Stock Option Plan prior to expiry of the term of their respective Stock Options, those Stock Options will terminate at the earlier of (i) the end of the period of time permitted for exercise of the Stock Option or, (ii) 90 days after the Stock Option holder ceases to be an Eligible Person for any reason other than death, disability or just cause. If an Stock Option holder providing Investor Relations Activities (as such term is defined by the policies of the TSXV) ceases to provide such Investor Relations Activities to the Company, Stock Options granted to such Stock Option holder will expire on the 30th day after such cessation. If such cessation as an Eligible Person is on account of disability or death, the Stock Options terminate on the first anniversary of such cessation, and if it is on account of termination of employment for just cause, the Stock Options terminate immediately.
Limits on Option Grants
The Stock Option Plan sets the number of Shares issuable under the Stock Option Plan at a maximum of 10% of the Shares issued and outstanding at the time of any grant under the Stock Option Plan.
The maximum number of Stock Options granted to insiders of the Company as a group at any point in time must not exceed 10% of the total number of issued and outstanding Shares. Additionally, Stock Options to acquire more than 2% of the issued and outstanding Shares may not be granted to any one consultant in any 12-month period and Stock Options to acquire more than an aggregate of 2% of the issued and outstanding Shares may not be granted to persons employed to provide Investor Relations Activities (as such term is defined by the policies of the TSXV) in any 12-month period. Stock Options granted to acquire more than 5% of the issued and outstanding Shares may not be granted to any one person (including companies wholly-owned by such person) in any 12-month period.
Adjustments, Change of Control and Acceleration of Vesting
The Stock Option Plan also provides for adjustments to outstanding Stock Options in the event of alteration in the capital structure of the Company, a merger or amalgamation involving the Company or the

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Company’s entering into a plan of arrangement. Upon a change of control, all Stock Options outstanding under the Stock Option Plan shall become immediately exercisable.
The Board may, at its discretion at the time of any grant, impose a schedule over which period of time Stock Options will vest and become exercisable by the optionee; however, Stock Options granted to persons performing Investor Relations Activities (as such term is defined by the policies of the TSXV) must vest in stages over a 12-month period with no more than one quarter of the Stock Options vesting in any three month period.
Amendments and Termination of Plan
The Board may terminate, suspend or amend the terms of the Stock Option Plan, provided that for certain amendments, the Board must obtain shareholder approval, and, where required, Disinterested Shareholder Approval (as defined in the Stock Option Plan).
C)   Share Unit Plan
Subsequent to shareholder approval of the Omnibus Incentive Plan on August 10, 2023, no further cash-based DSUs, RSUs and PSUs were granted under the Share Unit Plan.
The Share Unit Plan was established as a vehicle by which cash-based DSUs, RSUs, and PSUs (together, “Awards”) may be awarded to Participants (as defined in the Share Unit Plan) to encourage their tenure and longevity of employment and to recognize and reward their significant contributions to the long-term success of the Company including to align the Participants interests more closely with the shareholders of the Company.
A summary of the key features of the Share Unit Plan is set out below. The summary is qualified in its entirety by the full text of the Share Unit Plan.
Eligibility
All Participants are eligible to participate in the Share Unit Plan, but eligibility does not confer any right to be granted an Award, which remains in the sole discretion of the Board. Further, the grant of an Award to a Participant shall not entitle such Participant to a future grant of an Award of the same or a different type.
Grants under the Share Unit Plan
Subject to the terms of the Share Unit Plan, the Board, in its discretion, may grant Awards to Participants on terms determined by the Board. Each grant will be evidenced by an Award Agreement (as defined in the Share Unit Plan). Any officer of the Company is authorized, on behalf of the Company, to execute and deliver an Award Agreement to each Participant to whom Awards have been granted. The Board will not grant any Awards (other than DSUs) to Directors of the Company or a Designated Affiliate (as defined in the Share Unit Plan) who are not also employees of the Company or a Designated Affiliate.
Vesting under the Share Unit Plan
DSUs will vest on the terms and conditions set out in the applicable DSU Agreement (as defined in the Share Unit Plan) provided that no DSUs issued pursuant to the Share Unit Plan may vest before the date that is one year following the Date of Grant (as defined in the Share Unit Plan). Following a Participant’s DSU Termination Date (as defined in the Share Unit Plan) meaning the date the Participant who holds DSUs ceases to hold any position as an officer, employee, or director of the Corporation or any of the Designated Affiliates, all vested DSUs will settle on the date that is 30 days following the DSU Termination Date. The Company will pay the amount required to settle the DSUs as soon as practicable but not more than 30 days after the Filing Date (as defined in the Share Unit Plan) by delivering to the Participant an amount in cash equal to the Market Value of the number of Shares equal to the number of DSUs being settled.
The vesting period applicable to an RSU will be as determined by the Board and set out in the applicable RSU Agreement (as defined in the Share Unit Plan) provided that the RSUs may not vest (i) prior to one year following the Date of Grant; and (ii) more than three years after the Date of Grant. The Company will pay the

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amount required to settle all vested RSUs as soon as practicable but not more than 30 days after the end of the applicable RSU Vesting Date (as defined in the Share Unit Plan), by delivering to the Participant an amount in cash equal to the Market Value of the number of Shares equal to the number of RSUs being settled. Notwithstanding any other section of the Share Unit Plan, all RSUs will be settled and paid within three years following the end of the year in which the Date of Grant occurs.
PSUs will vest on the achievement of the applicable Performance Vesting Conditions (as defined in the Share Unit Plan) at the end of the applicable Performance Period (as defined in the Share Unit Plan), being the period established by the Board for which the achievement of Performance Goals (as defined in the Share Unit Plan) is assessed or determined, as set out in the applicable PSU Agreement (as defined in the Share Unit Plan). The Company will pay the amount required to settle all vested PSUs as soon as practicable but not more than 30 days after the end of the applicable PSU Vesting Date (as defined in the Share Unit Plan), by delivering to the Participant an amount in cash equal to the Market Value of the number of Shares equal to the number of PSUs being settled.
Termination of Grants
Participants or former Participants are not entitled to any current or future Award or any other benefit, payment or right otherwise arising from the Plan following his or her Termination Date (as defined in the Share Unit Plan). No damages or compensation shall be payable to any person in respect of any Award that is not granted, paid, exercised or settled due to a Participant ceasing to actively render services to the Company or a Designated Affiliate for any reason, regardless of whether the Participant’s employment is terminated by the Company or a Designated Affiliate, lawfully or unlawfully, or whether the Participant’s employment is terminated voluntarily by the Participant or involuntarily, except as otherwise expressly required by applicable employment standards legislation.
If a Participant’s employment or office with the Company or a Designated Affiliate is terminated, or if the Participant resigns or retires, then:
(a)
any unvested Awards held by the Participant on the Termination Date will be dealt with in accordance with the terms set out in the applicable Award Agreement, which Award Agreement will provide that unvested Awards either:

(i)
automatically terminate on the Termination Date and the Participant will cease to have any rights in relation to those Awards; or

(ii)   automatically vest.
(b)
in the case of any vested Awards held by the Participant on the Termination Date, the Company will settle those Awards as soon as practicable after the Termination Date in accordance with the Share Unit Plan

Capital Changes, Corporate Transactions and Change of Control
If there is any change in the capital of the Company affecting the Shares, including as a result of a stock split or consolidation, combination or exchange of shares, merger, amalgamation, spin-off or other special distribution (other than distributions or cash dividends in the ordinary course) of the Company’s assets to shareholders, the Board, in its discretion may make any adjustments it determines to be appropriate to reflect that change (for the purpose of preserving the value of the Awards or the rights of Participants) including to the number of Awards held by the Participants.
In the event that (i) the Company seeks or intends to seek approval from the shareholders of the Company for a transaction which, if completed, would constitute an Acceleration Event (as defined in the Share Unit Plan); or (ii) a person makes a bona fide offer or proposal to the Company or the shareholders of the Corporation which, if accepted or completed, would constitute an Acceleration Event, the Company may send notice to all Participants of such transaction, offer or proposal and the Board may accelerate the expiry date of such Awards and the time for the fulfillment of any conditions or restrictions on such exercise to an earlier date chosen by the Board in its discretion.

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Amendment and Termination of the Share Unit Plan
The Board may amend, suspend, or terminate the Share Unit Plan and any Award Agreement and outstanding Awards, or any part of the Share Unit Plan or any Award Agreement or Award, at any time and for any purpose, without notice to or prior approval of any person, including the shareholders of the Company, except where required by law, including the rules, regulations and policies of the TSXV.
Termination and Change of Control Benefits
The Company has no employment contracts with any Named Executive Officers and directors except as set out below, as at December 31, 2025.
Steven Dean — Executive Chair & Director; Former CEO
Sirocco Advisory Services Ltd. (“Sirocco”), a company controlled by the Company’s Executive Chair (and as of December 31, 2025, Executive Chair & Director) Steven Dean, has an agreement (the “Sirocco Agreement”) dated September 1, 2019 with the Company, pursuant to which Sirocco provides management and operational consulting services to the Company for a base fee of $65,417 plus applicable taxes per month. Sirocco may also be paid a discretionary performance bonus of up to 100% of the annual equivalent fee paid in each year based upon meeting key criteria each year, as mutually agreed annually between Mr. Dean, Sirocco and the Compensation Committee. The Company may terminate the Sirocco Agreement on three months’ written notice. After providing such notice, the Company may, at its option, discontinue all or any portion of Sirocco’s duties, but must continue to pay its current base fee during the notice period, as well as pay a lump sum payment equal to 33 months of the current base fee plus a payment respecting performance bonus for the notice period plus 33 months calculated at target. Had the agreement been terminated by the Company on December 31, 2025, based on the foregoing termination provision, Sirocco would have been entitled to be paid approximately $4,710,000.
Steven Dean has an agreement to act as officer (the “Dean Officer Agreement”) of the Company dated September 1, 2019. Under the terms of the Dean Officer Agreement, Mr. Dean is to carry out the offices of Chair & Director of the Company which are not required to be performed under the Sirocco Agreement. As compensation, the Company has agreed to grant share-based awards to Mr. Dean from time to time in accordance with the terms of the Company’s incentive compensation plans, as well as allowing Mr. Dean to participate in the Company’s employee benefit plan.
For the purposes of the Sirocco Agreement, a “change of control” is evidenced by the election or appointment of a majority of new Directors of the Company or the acquisition by any person or by any person and such person’s affiliates or associates, as such terms are defined in the Securities Act (British Columbia), and whether directly or indirectly, of Shares of the Company which, when added to all other Shares of the Company at the time held by such person and such person’s affiliates and associates, totals for the first time, fifty (50%) percent or more of the outstanding Shares of the Company. In the event of a change of control of the Company, Sirocco has the right within 60 days to terminate the Sirocco Agreement whereupon the Company will pay Sirocco three years equivalent of the amended base fee then in effect, together with an amount equal to 3.0 times the maximum 12-month bonus payable (collectively, the “Sirocco Control Fee”). If the Sirocco Agreement is terminated by the Company for any reason from the date that is two months prior to a change of control, the Company is required to pay Sirocco the Sirocco Control Fee, in lieu of any notice of termination owed to Sirocco pursuant to the Sirocco Agreement.
Dale Andres — CEO (from June 23, 2025) and Director
Dale Andres has an agreement to act as officer (the “Andres Agreement”) of the Company dated June 23, 2025. Under the terms of the agreement, Mr. Andres receives a salary of $850,000 per annum for his services in the capacity of CEO. The Andres Agreement includes a provision for an annual bonus each year, at the discretion of the Compensation Committee of up to 100% of the annual salary. The bonus is based upon the Company meeting key criteria each year, as mutually agreed annually between Mr. Andres and the Compensation Committee. The Company may terminate the Andres Agreement at any time upon three months written notice (the “Andres Notice Period”). After providing such notice, the Company may, at its option, discontinue all or any portion of Mr. Andres’s duties, but must continue to pay its current base fee

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during the Andres Notice Period, as well as pay a lump sum payment equal to 21 months of the current base fee plus an amount equal to 2.0 times the maximum annual STIP payment he would have been eligible to receive in the year. Had the agreement been terminated by the Company on December 31, 2025, based on the foregoing termination provision, Mr. Andres would have been entitled to be paid approximately $3,400,000.
The Andres Agreement also contains a change of control provision. For the purposes of the Andres Agreement, a “change of control” is evidenced by the election or appointment of a majority of new Directors of the Company or the acquisition by any person or by any person and such person’s affiliates or associates, as such terms are defined in the Securities Act (British Columbia), and whether directly or indirectly, of Shares of the Company which, when added to all other Shares of the Company at the time held by such person and such person’s affiliates and associates, totals for the first time, fifty (50%) percent or more of the outstanding Shares of the Company. On a “change of control” of the Company, Mr. Andres will have the right at any time to the date that is 60 days following the date of the Change of Control, to provide the Company with written notice to terminate employment, whereupon the Company will pay to Mr. Andres an amount equal to 2.0 times the annual salary, then in effect, benefits, and 2.0 times the maximum 12-month performance bonus payable (the “Andres Control Fee”). If the Andres Agreement is terminated for any reason from the date that is two months prior to a change of control, or within sixty days following a change of control, the Company is required to pay Mr. Andres the Andres Control Fee, in lieu of any notice of termination owed to Mr. Andres pursuant to the Andres Agreement.
Gerrie van der Westhuizen — CFO and Corporate Secretary
Pursuant to an employment agreement (the “Van der Westhuizen Agreement”) effective January 1, 2023, Mr. Gerrie van der Westhuizen receives a salary of $400,000 per annum for his services in the capacity of CFO and Corporate Secretary. The Van der Westhuizen Agreement includes a provision for an annual bonus each year, at the discretion of the Compensation Committee of up to 50% of the annual salary. The bonus is based upon the Company meeting key criteria each year, as mutually agreed annually between Mr. Van der Westhuizen, the CEO and the Compensation Committee. The Company may terminate the Van der Westhuizen Agreement at any time upon three months written notice (the “Van der Westhuizen Notice Period”). After providing such notice, the Company may, at its option, discontinue all or any portion of Mr. Van der Westhuizen’s duties, but must continue to pay its current base fee during the Van der Westhuizen Notice Period, as well as pay a lump sum payment equal to 15 months of the current base fee plus an amount equal to 1.5 times the maximum annual STIP payment he would have been eligible to receive in the year. Had the agreement been terminated by the Company on December 31, 2025, based on the foregoing termination provision, Mr. Van der Westhuizen would have been entitled to be paid approximately $900,000.
The Van der Westhuizen Agreement also contains a change of control provision. For the purposes of the Van der Westhuizen Agreement, a “change of control” is evidenced by the election or appointment of a majority of new Directors of the Company or the acquisition by any person or by any person and such person’s affiliates or associates, as such terms are defined in the Securities Act (British Columbia), and whether directly or indirectly, of Shares of the Company which, when added to all other Shares of the Company at the time held by such person and such person’s affiliates and associates, totals for the first time, fifty (50%) percent or more of the outstanding Shares of the Company. On a “change of control” of the Company, Mr. Van der Westhuizen will have the right at any time to the date that is 60 days following the date of the Change of Control, to provide the Company with written notice to terminate employment, whereupon the Company will pay to Mr. Van der Westhuizen an amount equal to 1.5 times the annual salary, then in effect, benefits, and 1.5 times the maximum 12-month performance bonus payable (the “Van der Westhuizen Control Fee”). If the Van der Westhuizen Agreement is terminated for any reason from the date that is two months prior to a change of control, or within sixty days following a change of control, the Company is required to pay Mr. Van der Westhuizen the Van der Westhuizen Control Fee, in lieu of any notice of termination owed to Mr. Van der Westhuizen pursuant to the Van der Westhuizen Agreement.
Jeremy Langford — President
Pursuant to an employment agreement (the “Langford Agreement”) dated January 6, 2021, Mr. Jeremy Langford receives a salary of $665,000 per annum for his services in the capacity of (then) President and COO. The Langford Agreement includes a provision for an annual bonus each year, at the discretion of the

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Compensation Committee, of up to 75% of the annual salary. The bonus is based upon the Company meeting key criteria each year, as mutually agreed annually between Mr. Langford, the CEO and the Compensation Committee. The Company may terminate the Langford Agreement at any time upon three months written notice (the “Langford Notice Period”). After providing such notice, the Company may, at its option, discontinue all or any portion of Mr. Langford’s duties, but must continue to pay its current base fee during the Langford Notice Period, as well as pay a lump sum payment equal to 15 months of the current base fee plus an amount equal to 1.5 times the maximum annual STIP payment he would have been eligible to receive in the year. Had the agreement been terminated by the Company on December 31, 2025, based on the foregoing termination provision, Mr. Langford would have been entitled to be paid approximately $1,745,625.
The Langford Agreement also contains a change of control provision. For the purposes of the Langford Agreement, a “change of control” is evidenced by the election or appointment of a majority of new Directors of the Company or the acquisition by any person or by any person and such person’s affiliates or associates, as such terms are defined in the Securities Act (British Columbia), and whether directly or indirectly, of Shares of the Company which, when added to all other Shares of the Company at the time held by such person and such person’s affiliates and associates, totals for the first time, fifty (50%) percent or more of the outstanding Shares of the Company. On a “change of control” of the Company, Mr. Langford will have the right at any time to the date that is sixty days following the date of the Change of Control, to provide the Company with written notice to terminate employment, whereupon the Company will pay to Mr. Langford an amount equal to 1.5 times the annual salary, then in effect, benefits, and 1.5 times the maximum 12-month performance bonus payable (the “Langford Control Fee”). If the Langford Agreement is terminated for any reason from the date that is two months prior to a change of control, or within sixty days following a change of control, the Company is required to pay Mr. Langford the Langford Control Fee, in lieu of any notice of termination owed to Mr. Langford pursuant to the Langford Agreement.
Estimated Incremental Payments on Change of Control
The table below sets out the estimated incremental payments, payables and benefits due to each of the NEOs and director on termination upon change of control without cause assuming termination occurred on December 31, 2025.
Name	Base Fee / Salary ($)	Bonus ($)	Total ($)
Steven Dean	2,355,000	2,355,000	4,710,000
Dale Andres	1,700,000	1,700,000	3,400,000
Jeremy Langford	997,500	748,125	1,745,625
Gerrie van der Westhuizen	600,000	300,000	900,000
Pension Plan Benefits
On August 27, 2021 a group RRSP program was approved for salaried employees of the Company. Participation is optional. During the year ended December 31, 2025, the Company matched contributions made by participating employees to the RRSP program by up to 4% of their base salary.
Other than matching contributions to the RRSP program as described above (which amounts are included in the column entitled “Value of all other compensation” in the table entitled “Table of compensation excluding compensation securities for year ended December 31, 2025”), the Company does not provide retirement benefits for NEOs.
INDEBTEDNESS TO COMPANY OF DIRECTORS AND EXECUTIVE OFFICERS
Since the Company’s incorporation and as at the date of this Information Circular, there has been no indebtedness outstanding of any current or former director, executive officer or employee of the Company or any of its subsidiaries which is owing to the Company or any of its subsidiaries, or to another entity which is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries, entered into in connection with a purchase of securities or otherwise.

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No Individual who is, or at any time during the year ended December 31, 2025 was, a director or executive officer of the Company, no proposed nominee for election as a director of the Company and no associate of such persons:
(i)
is or at any time since December 31, 2025 has been, indebted to the Company or any of its subsidiaries; or

(ii)
whose indebtedness to another entity is, or at any time since December 31, 2025 has been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries, in relation to a securities purchase program or other program.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS
Other than participation in the Company’s financings, no informed person of the Company or proposed director of the Company and no associate or affiliate of the foregoing persons has or has had any material interest, direct or indirect, in any transaction for the year ended December 31, 2025 or in any proposed transaction which in either such case has materially affected or would materially affect the Company or any of its subsidiaries.
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
Except as set out herein, no person who has been a director or executive officer of the Company at any time since the beginning of the Company’s last financial year, no proposed nominee of management of the Company for election as a director of the Company and no associate or affiliate of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership or otherwise, in matters to be acted upon at the Meeting other than the election of directors.
STATEMENT OF CORPORATE GOVERNANCE PRACTICES
National Instrument 58-101 — Disclosure of Corporate Governance Practices (“NI 58-101”) was adopted in each of the provinces and territories of Canada. NI 58-101 requires issuers to disclose the corporate governance practices that they have adopted. The Board is committed to sound corporate governance practices adopted by the Company, which are both in the interest of its shareholders and contribute to effective and efficient decision making. The following is a summary of the Company’s approach to corporate governance.
Composition of the Board and Director Independence
NI 52-110 sets out the standard for director independence. Under NI 52-110, a director is independent if he or she has no direct or indirect material relationship with the Company. A material relationship is a relationship which could, in the view of the Board, be reasonably expected to interfere with the exercise of a director’s independent judgment. NI 52-110 also sets out certain situations where a director will automatically be considered to have a material relationship with the Company. Applying the definition set out in NI 52-110, the majority of directors are considered independent of management and have been identified in this Information Circular under the section entitled “Information concerning Nominees submitted by Management”. Steven Dean, the Executive Chair of the Board, is not independent. Ryan Beedie, due to his material relationship with the Company, including his ownership of Beedie Investments Limited and his relationship with the Beedie Foundation and Beedie Luminaries Foundation, which collectively hold 29% of the Company’s Shares, is not independent. Effective June 23, 2025, Mr. Dale Andres was appointed as CEO and Director and from that date onwards was no longer independent.
In light of the fact that the Executive Chair of the Board is not independent as defined under NI 52-110, the Company appointed Mr. David Black as Lead Director, effective August 25, 2020. Mr. Black is an independent director. His roles and responsibilities include, but are not limited to the following:
(i)
Working collaboratively with the Executive Chair & Director and the Corporate Secretary of the Company to coordinate the agenda, information packages and related events for Board meetings.

(ii)
Acting as a liaison between the independent directors and the Chair.

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(iii)
Chairing Board meetings when the Chair is not in attendance, including stimulating debate, providing adequate time for the discussion of issues, facilitating consensus, encouraging full participation and discussion by individual directors and confirming that clarity regarding decision-making is reached and accurately recorded. For the avoidance of doubt, the Lead Director shall have full authority to call Board meetings and approve meeting materials.

(iv)
Providing leadership to enable the independent members of the Board to effectively carry out their duties and responsibilities independently from Management.

(v)
Providing advice, counsel and mentorship to Management and fellow directors.

The Board as a whole is responsible for approving long-term strategic plans and annual operating plans and budgets recommended by management. The Board’s consideration and approval is also required for material contracts and business transactions and all debt and equity financing transactions. The Board delegates to management responsibility for meeting defined corporate objectives, implementing approved strategic and operating plans, carrying on the Company’s business in the ordinary course, managing the Company’s cash flow, evaluating new business opportunities, recruiting staff and complying with applicable regulatory requirements. The Board also looks to management to furnish recommendations respecting corporate objectives, long-term strategic plans and annual operating plans. Details of the Board meetings held during the year ended December 31, 2025 and the attendance of each director is reported in this Information Circular under the section entitled “Information concerning Nominees submitted by Management”.
The independent directors do not hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance. However, where deemed necessary by the independent directors, the independent directors hold in-camera sessions exclusive of non-independent directors and members of management, which process facilitates open and candid discussion amongst the independent directors.
Diversity Policy
The Company recognizes the benefits of inclusion and diversity in its broadest sense and considers inclusion and diversity at the Board level to be an essential element of Board effectiveness. A diverse Board is one that possesses a balance of skills, experience, expertise and a diversity of perspectives that are relevant to the Company’s business, its strategic objectives and risk oversight. The Board Diversity Policy (the “Diversity Policy”) sets forth the approach to diversity on the Board of the Company. The Company is committed to building and sustaining a Board comprised of talented, dedicated and diverse directors that is inclusive of individuals regardless of gender, race, national and ethnic origin, colour, religion, age, sexual orientation, marital and family status and physical or mental disabilities. The Company views inclusion and diversity on the Board as leading to a better understanding of opportunities, issues and risks; enabling stronger decision-making; and ultimately improving our performance and ability to provide strategic oversight and maximize shareholder value. While all director appointments are based on merit to complement and expand on the skills, experience and expertise of the Board as a whole, the Board also seeks to achieve a mix of members who represent a broad diversity of backgrounds and perspectives. The NCGC may from time to time considers adopting measurable objectives for achieving diversity on the Board, including gender and minority diversity, and recommend such objectives to the Board for adoption. When selecting and presenting candidates to the Board for appointment, the NCGC considers not only the skills, experience and expertise of a candidate, but also, geography, age, gender, ethnicity and aboriginal status. Any search firm engaged to assist the Board or a committee of the Board in identifying candidates for appointment to the Board will be specifically directed to include diverse candidates generally, and multiple female candidates in particular. The NCGC will review and monitor the implementation of this Diversity Policy on an annual basis to ensure its effectiveness and will report the results of its review to the Board. As part of its review, the NCGC may recommend revisions to the Diversity Policy to the Board for its approval. A copy of the Diversity Policy is available under the “Corporate Governance” section of the Company’s website at https://www.artemisgoldinc.com/_resources/governance/Artemis-Gold-Diversity-Policy.pdf.
Other Directorships
Certain of the directors and officers of the Company are also directors and officers of other issuers that are “reporting issuers” as that term is defined in and for the purposes of securities legislation, the details of which are disclosed in this Information Circular under the section entitled “Information concerning Nominees submitted by Management”.

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Orientation and Continuing Education
The Company has not yet developed an official orientation or training program for new directors, and this has not, to date, been necessary as the directors of the Company are familiar with the role of a director of a publicly listed mineral resource company. However, new directors are provided with the opportunity to become familiar with the Company by meeting with the other directors and with officers and employees. Orientation activities are tailored to the particular needs and experience of each director and the overall needs of the Board. Potential candidates will be provided with publicly available materials in order to acquaint themselves with the Company, including recent press releases, financial reports and other relevant materials. The Board encourages each of the directors to stay current on developing corporate governance requirements through continuous improvement and education. Directors are routinely provided with information and publications on developing regulatory issues. In addition, the Company’s various governance policies allow for the Board and its various committees to engage with independent external advisors (including general counsel of the Company) including for the purpose of educating the directors on relevant matters.
Ethical Business Conduct
The Board adopted a Code of Conduct on August 25, 2020 (the “Code”), applicable to all of its directors, officers and employees, including the CEO, the CFO and other persons performing financial reporting functions. The Code communicates to directors, officers and employees standards for business conduct in the use of the Company’s time, resources and assets, and identifies and clarifies proper conduct in areas of potential conflict of interest. Each director, officer and employee is provided with a copy of the Code and signs an acknowledgement that the standards and principles of the Code will be maintained at all times on the Company’s business. The Code is designed to deter wrongdoing and promote: (a) honest and ethical conduct; (b) compliance with laws, rules and regulations; (c) prompt internal reporting of Code violations; and (d) accountability for adherence to the Code. Violations from standards established in the Code, and specifically under internal accounting controls, are reported to the Chairperson of the Audit Committee and can be reported anonymously. The Audit Committee will report to the Board any reported violations at least quarterly, or more frequently depending on the specifics of the reported violation.
A copy of the Company’s Code is available for viewing on the “Corporate Governance” section of the Company’s website at https://www.artemisgoldinc.com/_resources/governance/Artemis-Gold-Code-of-Conduct-Policy.pdf.
Nomination and Term of Directors
The NCGC is comprised of Mr. David Black (Chair), Dr. Janis Shandro and Mr. George Salamis. The purpose of the NCGC includes, among other matters, identifying new candidates for election to the Board. The NCGC draws on all relevant sources in the search for new directors and prepares a shortlist of potential candidates through discussion with respected financial, legal and commercial institutions and will interview the interested candidates. In recommending candidates to the Board, the NCGC considers such factors as it deems appropriate including potential conflicts of interest, professional experience, personal character, diversity, outside commitments (including service on other boards or committees) and particular areas of expertise.
The Board reviews the recommendations of the NCGC and makes the final determination about director nominations and appointments. Where appropriate, independent consultants will be engaged to identify possible new candidates for the Board.
The additional responsibilities of the NCGC are included in the Nominating & Corporate Governance Committee Charter, the full text of which is available for viewing on the “Corporate Governance” section of the Company’s website at https://www.artemisgoldinc.com/_resources/governance/Artemis-Gold-Corporate-Governance-Charter.pdf.
Position Descriptions
The NCGC maintains a position description for the CEO, which is reviewed at least annually. The Board has also adopted terms of reference for the Lead Director and Executive Chair of the Board which are

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available on the “Corporate Governance” section of the Company’s website at https://www.artemisgoldinc.com/corporate/corporate-governance/.
Board Mandate
The Board has adopted and published a written mandate, the full text of which is available for viewing on the “Corporate Governance” section of the Company’s website at https://www.artemisgoldinc.com/_resources/governance/Artemis-Gold-Board-of-Directors-Mandate.pdf.
Board Committees
The Board has appointed the Audit Committee comprised of Ms. Elise Rees (Chair), Ms. Lisa Ethans and Mr. David Black, the NCGC (described above), the Compensation Committee (described under Statement of Executive Compensation) and the HSES committee (described below). A description of the authority, responsibilities, duties and function of the Audit Committee can be found below under the heading “Audit Committee”.
Assessments
The Board performs an annual assessment of the effectiveness of the Board, its Chair, its committees, each chairperson of each Board committee, and each individual director. Each director also completes a self-assessment. The Board Assessment process is conducted by the chair of the NCGC and any development points or recommendations (if any) are dealt with at the discretion of the chair of the NCGC. Each Board committee also reviews the adequacy of its charter at least annually. The Company has not adopted term limits for its directors or other mechanisms for Board renewal.
Key Mandates and Policies
The Board has adopted and published the following policies, which are available on the “Corporate Governance” section of the Company’s website at https://www.artemisgoldinc.com/corporate/corporate-governance/:
•
Board of Directors Mandate

•
Audit Committee Charter

•
Nominating & Corporate Governance Committee Charter

•
Compensation Committee Charter

•
Lead Director Terms of Reference

•
Executive Chair of Board and Chairman of Board Committees Terms of Reference

•
Health, Safety, Environment & Social Performance Committee Charter

•
Code of Conduct Policy

•
Share Ownership Policy

•
Whistle Blower Policy

•
Insider Trading Policy

•
Corporate Disclosures Policy

•
Foreign Corrupts Practice Policy

•
Advance Notice Policy

•
Board Diversity Policy

The Board and management welcome interaction with the Company’s Shareholders and believe that it is important to have direct regular and constructive engagement to permit open dialogue and the exchange of ideas. The Company communicates with its Shareholders and other stakeholders through various channels,

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including its annual and quarterly management discussion and analysis (“MD&A”), management proxy circular, annual information form, news releases, website, presentations at investor and industry conferences and other materials prepared in connection with the continuous disclosure requirements of the TSXV and securities regulatory authorities, as well as the Company’s annual general meetings. The Company maintains a practice of ongoing communication with investors and with representatives of the investment community. This process consists of periodic meetings with investment fund managers and investment analysts as well as individual investors and Shareholders, although always in circumstances that assure full compliance with disclosure requirements. Inquiries by Shareholders are directed to, and dealt with by, members of senior management. Shareholders and potential investors are encouraged to communicate on any issues, including those relating to executive and Director compensation, directly with members of our senior management. Shareholders may communicate their views to senior management by contacting our main investor contact as set out under the heading “Additional Information” below, or at info@artemisgoldinc.com.
HEALTH, SAFETY, ENVIRONMENT AND SOCIAL PERFORMANCE COMMITTEE
The HSES Committee is comprised of Dr. Janis Shandro (Chair), Ms. Lisa Ethans and Mr. George Salamis. This Committee assists the Board in its oversight of the risks, challenges and opportunities to the Company’s business associated with HSES matters. The Committee also oversees the Company’s sustainability conduct, including HSES policies and programs, the Company’s compliance with applicable legal and regulatory requirements along with sustainable development responsibilities and commitments associated with HSES matters, as well as the Company’s external reporting in relation to HSES matters.
AUDIT COMMITTEE
Audit Committee Charter
The Audit Committee is ultimately responsible for the policies and practices relating to integrity of financial and regulatory reporting, as well as internal controls to achieve the objectives of safeguarding of corporate assets, reliability of information, and compliance with laws. As noted above, the Board has adopted an Audit Committee Charter mandating the role of the Audit Committee in supporting the Board in meeting its responsibilities to its shareholders, which Charter was published as Schedule A to the Company’s Annual Information Form for the year ended December 31, 2024, available on the Company’s profile on SEDAR+ at www.sedarplus.ca and on the “Corporate Governance” section of the Company’s website at https://www.artemisgoldinc.com/_resources/governance/Artemis-Gold-Audit-Committee-Charter.pdf.
Composition of the Audit Committee
The Audit Committee is comprised of at least three members, all of whom shall be directors of the Company. Whenever reasonably feasible members of the Audit Committee should be independent and shall have no direct or indirect material relationship with the Company. If less than a majority of the Board are independent, then a majority of the members of the Audit Committee may be made of members that are not independent of the Company, provided that there is an exemption in the applicable securities law, rule, regulation, policy or instrument (if any).
All of the Audit Committee members are experienced businesspersons with experience in financial matters; each has a broad understanding of accounting principles used to prepare financial statements and varied experience as to general application of such accounting principles, as well as the internal controls and procedures necessary for financial reporting, garnered from working in their individual fields of endeavor. In addition, each of the members of the Audit Committee has knowledge of the role of an audit committee in the realm of reporting companies.
The following table sets out the names of the members of the Audit Committee and whether they are “independent” and “financially literate”. Shareholders may also refer to the respective biographies of each of the members of the Audit Committee under “Election of Directors” for further details of their respective financial experiences.

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Name of Member	Independent(1)	Financially Literate(1)
Elise Rees	Independent	Financially literate
Lisa Ethans	Independent	Financially literate
David Black	Independent	Financially literate

(1)
As defined in NI 52-110.

During the most recently completed financial year, the Company has not relied on certain exemptions set out in NI 52-110, namely section 2.4 (De Minimus Non-Audit Services), subsection 6.1.1(4) (Circumstance Affecting the Business or Operations of the Venture Issuer), subsection 6.1.1(5) (Events Outside Control of Member), subsection 6.1.1(6) (Death, Incapacity or Resignation), and any exemption, in whole or in part, in Part 8 (Exemptions).
Pre-Approved Policies and Procedures for Non-Audit Services
The Audit Committee Charter requires that management seek approval from the Audit Committee of all non-audit services to be provided to the Company or any of its subsidiaries by the Company’s external auditor, prior to engaging the external auditor to perform those non-audit services.
External Auditor Service Fees
The aggregate fees billed by the Company’s external auditors in the last two years are as follows:
Financial Year Ending	December 31, 2025	December 31, 2024
Audit Fees*	$402,678	$315,611
All Other Fees**	$38,698	$103,700
Total	$441,376	$419,311

*
Audit Fees includes amounts incurred in respect of review engagements on Artemis’ quarterly interim financial statements. All fees are reported on the basis of amounts billed by the Company’s external auditors. In order to ensure the independence of the Company’s external auditors are not impaired, the Company makes use of a number of other accounting firms (other than the Company’s external auditors) for professional and advisory services, the value of which significantly exceeds the value of non-audit services provided by the Company’s external auditors.

**
Other Fees includes amounts incurred in respect of greenhouse gas verification fees, prospectus fees, the review of the model utilized for the 2024 Expansion Study and licensing fees for accounting research.

As the Company is a “venture issuer” for purposes of applicable securities legislation, the Company is relying on the exemption in Section 6.1 of NI 52-110 from the requirements of Part 5 (Reporting Obligations).
ADDITIONAL INFORMATION
Additional information relating to the Company is on SEDAR+ at www.sedarplus.ca. Shareholders may contact the Company at Suite 3083, 595 Burrard Street, Vancouver, BC, V7X 1L3 (Telephone: 1-604-558-1107) to request copies of the Company’s financial statements and MD&A.
Financial information is provided in the Company’s consolidated financial statements and MD&A for the year ended December 31, 2025, which consolidated financial statements and MD&A are filed on SEDAR+.

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OTHER MATTERS
Management of the Company is not aware of any other matter to come before the Meeting other than as set forth in the Notice. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares represented thereby on such matter in accordance with their best judgment.
DATED this 17th day of June 2026.
BY ORDER OF THE BOARD OF DIRECTORS
“Steven Dean”

Steven Dean
Executive Chair

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APPENDIX J
INFORMATION CONCERNING ARTEMIS GOLD FOLLOWING COMPLETION OF THE ARRANGEMENT
The following section of this Circular contains forward-looking information. Readers are cautioned that actual results may vary. See “Management Information and Proxy Circular — Cautionary Notice Regarding Forward-Looking Statements and Information”.
Overview
On completion of the Arrangement, Artemis Gold will directly own all of the outstanding Vista Shares and Vista Gold will be a wholly-owned subsidiary of Artemis Gold. Following completion of the Arrangement, existing Artemis Shareholders and former Shareholders will own approximately 95% and 5% of Artemis Gold, respectively, based on the number of securities of Artemis Gold and Vista Gold issued and outstanding as of October 19, 2026.
The corporate chart that follows sets forth Artemis Gold’s subsidiaries, together with the jurisdiction of incorporation of each company and the percentage of voting securities beneficially owned, controlled or directed, directly or indirectly, by Artemis Gold following completion of the Arrangement.
Except as otherwise described in this Appendix, the business of Artemis Gold following completion of the Arrangement and information relating to Artemis Gold following completion of the Arrangement will be that of Artemis Gold generally and as disclosed elsewhere in this Circular.
The head office of Artemis Gold following completion of the Arrangement will continue to be situated at Suite 3083 - 595 Burrard St. Vancouver, BC Canada V7X 1L3.
Description of Mineral Properties
On completion of the Arrangement, Artemis Gold’s sole material mineral property will be the Blackwater Mine.
Further information regarding the Blackwater Mine can be found in “Appendix I — Information Concerning Artemis Gold” attached to this Circular.
Description of Share Capital
The authorized share capital of Artemis Gold following completion of the Arrangement will continue to be as described in “Appendix I — Information Concerning Artemis Gold” attached to this Circular and the rights and restrictions of the Artemis Shares will remain unchanged.

J-1

The issued share capital of Artemis Gold will change as a result of the consummation of the Arrangement, to reflect the issuance of the Artemis Shares contemplated in the Arrangement. Based on the outstanding securities of Vista Gold as of [               ], 2026, Artemis Gold expects to issue a maximum of [               ] Artemis Shares in connection with the Arrangement. On completion of the Arrangement, assuming that the current number of Vista Shares and Artemis Shares outstanding does not change from the respective dates of the information provided herein, it is expected that the total number of Artemis Shares issued and outstanding will be [               ], on a non-diluted basis. Up to a maximum of [               ] Artemis Shares will be issuable upon the exercise of outstanding convertible securities of Vista Gold and Artemis Gold. On completion of the Arrangement, assuming that the current number of convertible securities of Vista Gold and Artemis Gold does not change from the respective dates of the information provided herein, it is expected that the total number of Artemis Shares issued and outstanding will be [               ], on a fully-diluted basis.
See “Consolidated Capitalization” in “Appendix I — Information Concerning Artemis Gold” attached to this Circular.
Dividends
There are no restrictions on the ability of Artemis Gold to declare and pay dividends on the Artemis Shares.
Auditors, Transfer Agent and Registrar
The auditor of Artemis Gold following completion of the Arrangement will continue to be PricewaterhouseCoopers LLP and the transfer agent and registrar for the Artemis Shares will continue to be Computershare Investor Services Inc. at its principal office in Vancouver, British Columbia.
Risk Factors
The business and operations of Artemis Gold following completion of the Arrangement will continue to be subject to the risks currently faced by Artemis Gold and Vista Gold, as well as certain risks unique to Artemis Gold following completion of the Arrangement, including those set out under the heading “Risk Factors”. Readers should also carefully consider the risk factors relating to Artemis Gold described in the “Appendix I — Information Concerning Artemis Gold” attached to this Circular and the Artemis Interim MD&A, as well as the risk factors relating to Vista Gold described in the Vista Annual Report and Vista Quarterly Report that are incorporated by reference in this Circular.

J-2

APPENDIX K
DIVISION 2 OF PART 8 OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)
Division 2 — Dissent Proceedings
Definitions and application
237 1.
In this Division:

“dissenter” means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;
“notice shares” means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;
“payout value” means,
(a)
in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,

(b)
in the case of a dissent in respect of an arrangement approved by a court order made under section 291 (2) (c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement,

(c)
in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order, or

(d)
in the case of a dissent in respect of a community contribution company, the value of the notice shares set out in the regulations, excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.

2.
This Division applies to any right of dissent exercisable by a shareholder except to the extent that

(a)
the court orders otherwise, or

(b)
in the case of a right of dissent authorized by a resolution referred to in section 238 (1) (g), the court orders otherwise or the resolution provides otherwise.

Right to dissent
238 1.
A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent as follows:

(a)
under section 260, in respect of a resolution to alter the articles

(i)
to alter restrictions on the powers of the company or on the business the company is permitted to carry on,

(ii)
without limiting subparagraph (i), in the case of a community contribution company, to alter any of the company’s community purposes within the meaning of section 51.91, or

(iii)
without limiting subparagraph (i), in the case of a benefit company, to alter the company’s benefit provision;

(b)
under section 272, in respect of a resolution to adopt an amalgamation agreement;

(c)
under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;

(d)
in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;

(e)
under section 301 (5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company’s undertaking;

(f)
under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;

(g)
in respect of any other resolution, if dissent is authorized by the resolution;

(h)
in respect of any court order that permits dissent.

(1.1) A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent under section 51.995 (5) in respect of a resolution to alter its notice of articles to include or to delete the benefit statement.
2.
A shareholder wishing to dissent must

(a)
prepare a separate notice of dissent under section 242 for

(i)
the shareholder, if the shareholder is dissenting on the shareholder’s own behalf, and

(ii)
each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is dissenting,

(b)
identify in each notice of dissent, in accordance with section 242 (4), the person on whose behalf dissent is being exercised in that notice of dissent, and

(c)
dissent with respect to all of the shares, registered in the shareholder’s name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.

3.
Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must

(a)
dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and

(b)
cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.

Waiver of right to dissent
239 1.
A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.

2.
A shareholder wishing to waive a right of dissent with respect to a particular corporate action must

(a)
provide to the company a separate waiver for

(i)
the shareholder, if the shareholder is providing a waiver on the shareholder’s own behalf, and

(ii)
each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is providing a waiver, and

(b)
identify in each waiver the person on whose behalf the waiver is made.

3.
If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder’s own behalf, the shareholder’s right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to

(a)
the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and

(b)
any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

4.
If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.

Notice of resolution
240 1.
If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)
a copy of the proposed resolution, and

(b)
a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.

2.
If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)
a copy of the proposed resolution, and

(b)
a statement advising of the right to send a notice of dissent.

3.
If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors’ resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,

(a)
a copy of the resolution,

(b)
a statement advising of the right to send a notice of dissent, and

(c)
if the resolution has passed, notification of that fact and the date on which it was passed.

4.
Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.

Notice of court orders

If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent

(a)
a copy of the entered order, and

(b)
a statement advising of the right to send a notice of dissent.

Notice of dissent
242 1.
A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (a), (b), (c), (d), (e) or (f) or (1.1) must,

(a)
if the company has complied with section 240 (1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

(b)
if the company has complied with section 240 (3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or

(c)
if the company has not complied with section 240 (1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of

(i)
the date on which the shareholder learns that the resolution was passed, and

(ii)
the date on which the shareholder learns that the shareholder is entitled to dissent.

2.
A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (g) must send written notice of dissent to the company

(a)
on or before the date specified by the resolution or in the statement referred to in section 240 (2) (b) or (3) (b) as the last date by which notice of dissent must be sent, or

(b)
if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.

3.
A shareholder intending to dissent under section 238 (1) (h) in respect of a court order that permits dissent must send written notice of dissent to the company

(a)
within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or

(b)
if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.

4.
A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:

(a)
if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

(b)
if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

(i)
the names of the registered owners of those other shares,

(ii)
the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)
a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;

(c)
if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and

(i)
the name and address of the beneficial owner, and

(ii)
a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder’s name.

5.
The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.

Notice of intention to proceed
243 1.
A company that receives a notice of dissent under section 242 from a dissenter must,

(a)
if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of

(i)
the date on which the company forms the intention to proceed, and

(ii)
the date on which the notice of dissent was received, or

(b)
if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.

2.
A notice sent under subsection (1) (a) or (b) of this section must

(a)
be dated not earlier than the date on which the notice is sent,

(b)
state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and

(c)
advise the dissenter of the manner in which dissent is to be completed under section 244.

Completion of dissent
244 1.
A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,

(a)
a written statement that the dissenter requires the company to purchase all of the notice shares,

(b)
the certificates, if any, representing the notice shares, and

(c)
if section 242 (4) (c) applies, a written statement that complies with subsection (2) of this section.

2.
The written statement referred to in subsection (1) (c) must

(a)
be signed by the beneficial owner on whose behalf dissent is being exercised, and

(b)
set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out

(i)
the names of the registered owners of those other shares,

(ii)
the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)
that dissent is being exercised in respect of all of those other shares.

3.
After the dissenter has complied with subsection (1),

(a)
the dissenter is deemed to have sold to the company the notice shares, and

(b)
the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.

4.
Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.
5.
Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.

6.
A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.

Payment for notice shares
245 1.
A company and a dissenter who has complied with section 244 (1) may agree on the amount of the payout value of the notice shares and, in that event, the company must

(a)
promptly pay that amount to the dissenter, or

(b)
if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

2.
A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may

(a)
determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,

(b)
join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244 (1), and

(c)
make consequential orders and give directions it considers appropriate.

3.
Promptly after a determination of the payout value for notice shares has been made under subsection (2) (a) of this section, the company must

(a)
pay to each dissenter who has complied with section 244 (1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter’s notice shares, or

(b)
if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

4.
If a dissenter receives a notice under subsection (1) (b) or (3) (b),

(a)
the dissenter may, within 30 days after receipt, withdraw the dissenter’s notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or

(b)
if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

5.
A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that

(a)
the company is insolvent, or

(b)
the payment would render the company insolvent.

Loss of right to dissent

The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:

(a)
the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;

(b)
the resolution in respect of which the notice of dissent was sent does not pass;

(c)
the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;

(d)
the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;

(e)
the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;

(f)
a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;

(g)
with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;

(h)
the notice of dissent is withdrawn with the written consent of the company;

(i)
the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.

Shareholders entitled to return of shares and rights

If, under section 244 (4) or (5), 245 (4) (a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,

(a)
the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244 (1) (b) or, if those share certificates are unavailable, replacements for those share certificates,

(b)
the dissenter regains any ability lost under section 244 (6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and

(c)
the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.

APPENDIX L
OWNERSHIP OF VISTA GOLD AND ARTEMIS GOLD SECURITIES
The table below sets forth the number of Vista Shares, Vista Options, Vista RSUs, Vista DSUs and Artemis Shares beneficially owned or controlled, directly or indirectly, as of October 19, 2026 by each of the directors and executive officers of Vista Gold. Capitalized terms used but not otherwise defined in this Appendix L shall have the meaning ascribed to them in this Circular.
Name	Position with Vista Gold	Vista Shares	Vista Options	Vista RSUs	Vista DSUs	Artemis Shares
Tracy Stevenson	Director and Chair	453,199	Nil.	Nil.	542,000	1,000
John Clark	Director	189,068	Nil.	Nil.	525,000	Nil.
Frederick Earnest	President, CEO and Director	2,457,008	Nil.	669,332	Nil.	Nil.
Deborah Friedman	Director	Nil.	Nil.	Nil.	523,000	Nil.
Patrick Keenan	Director	Nil.	Nil.	Nil.	251,000	Nil.
Mike Sylvestre	Director	Nil.	Nil.	Nil.	312,000	Nil.
Douglas Tobler	CFO	589,696	Nil.	344,333	Nil.	Nil.
Pamela Solly	Vice President, Investor Relations	354,913	Nil.	159,666	Nil.	Nil.
Gavin Ferguson	Managing Director	Nil.	Nil.	831,000	Nil.	Nil.

L-1

APPENDIX M
COMPARISON OF SHAREHOLDER RIGHTS UNDER THE VISTA GOLD ARTICLES AND THE ARTEMIS GOLD ARTICLES
Pursuant to the Plan of Arrangement, Shareholders (other than Dissenting Shareholders and Artemis Gold and its affiliates) will receive 0.0966 of an Artemis Share for each Vista Share held at the Effective Time. The rights of Shareholders are currently governed by the BCBCA and by Vista Gold’s notice of articles and articles (the “Vista Gold Articles”). Artemis Gold is also a corporation existing under the BCBCA and, accordingly, following completion of the Arrangement, the rights of former Shareholders as Artemis Shareholders will continue to be governed by the BCBCA, and by Artemis Gold’s notice of articles and articles (the “Artemis Gold Articles”).
Because Vista Gold and Artemis Gold are governed by the same statute, the rights available to shareholders under the BCBCA, including the oppression remedy, the right to bring derivative actions, the right to requisition a meeting of shareholders and the right to submit shareholder proposals, will not change as a result of the Arrangement. The differences between the rights of Shareholders and the rights of Artemis Shareholders arise from differences between the Vista Gold Articles and the Artemis Gold Articles, and not from any difference in governing statute.
The following is a summary of certain material differences between the Vista Gold Articles and the Artemis Gold Articles. This summary is not intended to be exhaustive and is qualified in its entirety by reference to the full text of the BCBCA, the Vista Gold Articles and the Artemis Gold Articles. Shareholders should consult with their own legal adviser if they require further information.
	Rights of Vista Shares	Rights of Artemis Shares
Quorum for Shareholder Meetings
Subject to the special rights and restrictions attached to any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two or more shareholders entitled to vote at the meeting represented in person or by proxy. If a quorum is not present within 30 minutes, the meeting is adjourned (or, if requisitioned by shareholders, terminated) and, if a quorum is not presented at the adjourned meeting, the shareholder or shareholders present constitute a quorum.

Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the meeting. If a quorum is not present within one-half hour, the meeting is adjourned (or, if requisitioned by shareholders, dissolved) and, if a quorum is not present at the adjourned meeting, the persons present and being, or presenting by proxy, one or more shareholders entitled to vote constitute a quorum.

Alterations to Authorized Share Structure
Many alterations to the authorized share structure may be approved by resolution of the directors, including creating series of shares (if the class rights so authorize), subdividing or consolidating unissued shares, eliminating a class or series with no issued shares and altering the identifying name of a class of shares. Increasing, reducing, eliminating or establishing the maximum number of shares of a class may be approved by

Subject to the BCBCA, alterations to the authorized share structure, including creating classes or series of shares, changing the maximum number of shares, subdividing or consolidating shares and altering the identifying name of shares, require a special resolution. A change of name may be authorized by resolution of the directors or by ordinary resolution, and other alterations of the articles not otherwise addressed

	Rights of Vista Shares	Rights of Artemis Shares

ordinary resolution. A special resolution is required to, among other things, create a new class of shares, subdivide or consolidate fully paid issued shares, or alter the notice of articles or the articles.
require a special resolution.
Special Rights and Restrictions
Special rights or restrictions may be created, varied or deleted by ordinary resolution for a class of shares of which there are no issued shares, and by special resolution for a class or series of shares of which there are issued shares.
Special rights or restrictions may be created, varied or deleted by special resolution, whether or not any or all of the shares of the applicable class or series have been issued.
Special Majority
A special resolution requires two-thirds of the votes cast by shareholders voting shares that carry the right to vote at general meetings, and a special separate resolution at a class meeting requires two-thirds of the votes cast at that class meeting.

A special resolution requires two-thirds of the votes cast on the resolution at a meeting of shareholders. The Artemis Gold Articles do not separately specify the majority for a special separate resolution, which is therefore governed by the BCBCA.

Casting Vote of the Chair	In the case of an equality of votes on a resolution at a meeting of shareholders, the chair has a casting vote in addition to any vote to which the chair is entitled as a shareholder.	In the case of an equality of votes, the chair of a meeting of shareholders does not have a second or casting vote.
Advance Notice of Director Nominations
For so long as Vista Gold is a public company, only persons nominated in accordance with Article 11.6 are eligible for election as directors. A nominating shareholder must deliver timely notice in proper written form, being, for an annual meeting, not less than 30 and not more than 65 days before the meeting (or, if the meeting is announced less than 50 days in advance, by the tenth day following the announcement) and, for a special meeting called to elect directors, by the fifteenth day following the announcement. The Board may waive any requirement of Article 11.6.
The Artemis Gold Articles do not contain advance notice provisions for the nomination of directors.
Number of Directors
The number of directors may be determined by resolution of the Board. If Vista Gold is a public company and the number of directors so fixed is less than three, the number of directors is deemed to have been increased to three.

For so long as Artemis Gold is a public company, the number of directors (excluding additional directors) is the greater of three and the number most recently set by ordinary resolution of the shareholders or under Article 14.4 of the Artemis Gold Articles.

	Rights of Vista Shares	Rights of Artemis Shares
Proxies
The Vista Gold Articles contain a complete proxy regime, including the right of a shareholder to appoint one or more proxy holders (specifying the number of shares each may vote), the authority of the directors to make regulations for the deposit of proxies, and rules on the validity and revocation of proxies.

The proxy provisions of the Artemis Gold Articles (Articles 12.7 to 12.15) do not apply for so long as Artemis Gold is a public company, in which case proxy matters are governed by the BCBCA and applicable securities laws.

Repurchase of Shares
Vista Gold may repurchase its shares by resolution of the directors but, before doing so, must offer to purchase rateably from all holders of the applicable class or series, unless an exception applies, including purchases through a stock exchange, from employees, under a court order, from dissenters, under an arrangement or of fractional shares, or where relieved by special separate resolution. A shareholder may waive the right to receive such an offer.

Subject to the special rights and restrictions attached to the shares of any class or series and the BCBCA, Artemis Gold may, if authorized by the directors, purchase or otherwise acquire any of its shares at the price and upon the terms specified in such resolution. Artemis Gold must not make a payment or provide any other consideration to purchase or otherwise acquire any of its shares if there are reasonable grounds for believing that Artemis Gold is insolvent, or that making the payment or providing the consideration would render it insolvent.

Notice of Meetings	Notice of a general meeting must be sent at least 21 days before the meeting, and notice of a class or series meeting at least 14 days before the meeting.	Notice of a meeting of shareholders must be sent at least 21 days before the meeting for so long as Artemis Gold is a public company, and at least 10 days before the meeting otherwise.
Rights Attached to Common Shares and Restrictions on Business
The Vista Gold Articles expressly set out the voting, dividend and capital distribution rights attached to the Vista Shares, and restrict Vista Gold from carrying on the business of a railway, steamship, air transport, canal, telegraph, telephone or irrigation company.

The authorized share structure of Artemis Gold, consisting of an unlimited number of common shares without par value. The Artemis Gold Articles do not contain an express statement of the rights attached to the Artemis Shares, which are governed by the BCBCA, and do not contain any restriction on the business Artemis Gold may carry on.

Record Dates for Shareholder Meetings
The directors may set a record date for determining shareholders entitled to vote at a meeting, which must not precede the meeting by more than two months or, for a meeting requisitioned by shareholders, by more than four months. The Vista Gold Articles do not prescribe a minimum period between the record date and the meeting.

The directors may set separate record dates for notice and for voting, each of which must not precede the meeting by more than two months (or four months for a meeting requisitioned by shareholders). For so long as Artemis Gold is a public company, the record date for notice must not precede the meeting by fewer than 21 days. If no record date is set, the record date is 5 p.m. on the

	Rights of Vista Shares	Rights of Artemis Shares
day immediately preceding the first date on which notice is sent or, if no notice is sent, the beginning of the meeting.
Dividend Record Dates
Subject to the BCBCA and the rights, if any, of shareholders holding shares with special rights and restrictions, the directors may declare dividends and fix the record date and the payment date for any dividend. No date of record for any dividend may precede the date of payment of that dividend by more than the maximum number of days permitted by the BCBCA. No notice need be given of the declaration of any dividend. If no valid date of record is fixed, the date of record is deemed to be the same date as the date of payment of the dividend.

The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the dividend.

QUESTIONS AND FURTHER ASSISTANCE
If you have any questions about the information contained in this Circular or require assistance in completing your form of proxy or voting instruction form, please contact Vista Gold’s proxy solicitation agent and shareholder communications advisor, Georgeson Advisory at:
North America Toll Free
(877) 467-5127
Collect Calls Outside North America
+1 (518) 328-3147
Email:
vistagold@georgeson.com

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYT04674-S51381! ! !! ! !VISTA GOLD CORP.8310 S. VALLEY HIGHWAYSUITE 300ENGLEWOOD, CO 80112VISTA GOLD CORP.The Board of Directors recommends you vote FOR the following proposals:PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION1. Arrangement Resolution To consider, and if deemed advisable, approve, a special resolution, the full text of which is set out in Appendix "A" to the management information and proxy circular of Vista Gold Corp. (the "Company") dated [TBD], 2026, (the "Circular"), approving the plan of arrangement and any amendments or variations thereto pursuant to Division 5 of Part 9 of the Business Corporations Act (British Columbia), involving, among other things, the business combination of the Company and Artemis Gold Inc. in accordance with the terms of the arrangement agreement dated September 20, 2026 between the Company and Artemis Gold Inc. (as it may be amended from time to time), as more particularly described in the Circular.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.2. Advisory Compensation Resolution To consider and, if deemed advisable, to pass a non-binding advisory resolution, the full text of which is set forth in Appendix A-1 to the Circular, approving certain compensation that may be paid or become payable to the named executive officers of Vista Gold in connection with the Arrangement, as disclosed in the accompanying Circular.For Against AbstainSCAN TO VIEW MATERIALS & VOTE wVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by [TBD] (PDT) on [TBD]. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by [TBD] (PDT) on [TBD]. Have your proxy card in hand when you call and then follow the instructions.VOTE
BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

T04675-S51381Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders:The Notice and Management Information and Proxy Circular on Schedule 14A are available at www.proxyvote.com, www.sec.gov/edgar and www.sedarplus.ca.VISTA GOLD CORP.Special Meeting of Shareholders[TBD] (PDT)This proxy is solicited by management and the Board of DirectorsI/We, being shareholder(s) of Vista Gold Corp., hereby appoint Frederick H. Earnest, or failing him, Douglas L. Tobler, OR _____________ as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as recommended by management and the Board of Directors) and any other matter that may properly come before the Special Meeting of Shareholders of Vista Gold Corp. to be held at the offices of Stikeman Elliott LLP, 666 Burrard Street, Suite 2700, Vancouver, British Columbia on [TBD] at [TBD] PDT and at any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations, FOR each proposal.Continued and to be signed on reverse side